    As filed with the Securities and Exchange Commission on December 18, 2006
                          File Nos. 002-11387/811-00558

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [X]

                         Pre-Effective Amendment No. ___                     [ ]
                        Post-Effective Amendment No. 100                     [X]

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      [X]

                                  Amendment No. ___                          [X]

                       THE HARTFORD MUTUAL FUNDS II, INC.
               (Exact Name of Registrant as Specified in Charter)

                P. O. Box 2999, Hartford, Connecticut 06104-2999
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (860) 843-9934

                          Edward P. Macdonald, Esquire
                   The Hartford Financial Services Group, Inc.
                          Life Law - Mutual Funds Unit
                              200 Hopmeadow Street
                           Simsbury, Connecticut 06089
                     (Name and Address of Agent for Service)

                                    Copy to:
                            John V. O'Hanlon, Esquire
                                   Dechert LLP
                        200 Clarendon Street, 27th Floor
                              Boston, MA 02116-5021

It is proposed that this filing will become effective (check appropriate box):

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485

[ ]  on (Date) pursuant to paragraph (b) of Rule 485

[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485


[X]  on March 1, 2007 pursuant to paragraph (a)(1) of Rule 485


[ ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485

[ ]  on (Date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            THE HARTFORD MUTUAL FUNDS

                       CLASS A, CLASS B AND CLASS C SHARES

                                   PROSPECTUS




                                   ----------


AS WITH ALL MUTUAL FUNDS, THE    THE HARTFORD ADVISERS FUND
SECURITIES AND EXCHANGE          THE HARTFORD BALANCED INCOME FUND
COMMISSION HAS NOT APPROVED OR   THE HARTFORD CAPITAL APPRECIATION FUND
DISAPPROVED THESE SECURITIES     THE HARTFORD CAPITAL APPRECIATION II FUND
OR PASSED UPON THE ADEQUACY OF   THE HARTFORD DISCIPLINED EQUITY FUND
THIS PROSPECTUS. ANY             THE HARTFORD DIVIDEND AND GROWTH FUND
REPRESENTATION TO THE CONTRARY   THE HARTFORD EQUITY INCOME FUND
IS A CRIMINAL OFFENSE.           THE HARTFORD FLOATING RATE FUND
                                 THE HARTFORD FOCUS FUND
                                 THE HARTFORD GLOBAL COMMUNICATIONS FUND
                                 THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
                                 THE HARTFORD GLOBAL HEALTH FUND
                                 THE HARTFORD GLOBAL LEADERS FUND
                                 THE HARTFORD GLOBAL TECHNOLOGY FUND
                                 THE HARTFORD GROWTH FUND
                                 THE HARTFORD GROWTH OPPORTUNITIES FUND
                                 THE HARTFORD HIGH YIELD FUND
                                 THE HARTFORD INCOME FUND
                                 THE HARTFORD INFLATION PLUS FUND
                                 THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                                 THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                                 THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
                                 THE HARTFORD LARGECAP GROWTH FUND
                                 THE HARTFORD MIDCAP FUND
                                 THE HARTFORD MIDCAP GROWTH FUND
                                 THE HARTFORD MIDCAP VALUE FUND
                                 THE HARTFORD MONEY MARKET FUND
                                 THE HARTFORD SELECT MIDCAP GROWTH FUND
                                 THE HARTFORD SELECT MIDCAP VALUE FUND
                                 THE HARTFORD SELECT SMALLCAP GROWTH FUND
                                 THE HARTFORD SELECT SMALLCAP VALUE FUND
                                 THE HARTFORD SHORT DURATION FUND
                                 THE HARTFORD SMALL COMPANY FUND
                                 THE HARTFORD SMALLCAP GROWTH FUND
                                 THE HARTFORD STOCK FUND
                                 THE HARTFORD TAX-FREE CALIFORNIA FUND
                                 THE HARTFORD TAX-FREE MINNESOTA FUND
                                 THE HARTFORD TAX-FREE NATIONAL FUND
                                 THE HARTFORD TAX-FREE NEW YORK FUND
                                 THE HARTFORD TOTAL RETURN BOND FUND
                                 THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
                                 THE HARTFORD VALUE FUND
                                 THE HARTFORD VALUE OPPORTUNITIES FUND
                                 THE HARTFORD EQUITY GROWTH ALLOCATION FUND
                                 THE HARTFORD GROWTH ALLOCATION FUND
                                 THE HARTFORD BALANCED ALLOCATION FUND

                                 THE HARTFORD CONSERVATIVE ALLOCATION FUND
                                 THE HARTFORD INCOME ALLOCATION FUND
                                 THE HARTFORD RETIREMENT INCOME FUND
                                 THE HARTFORD TARGET RETIREMENT 2010 FUND
                                 THE HARTFORD TARGET RETIREMENT 2020 FUND
                                 THE HARTFORD TARGET RETIREMENT 2030 FUND

                                 THE HARTFORD MUTUAL FUNDS
                                 P.O. BOX 64387
                                 ST. PAUL, MN 55164-0387


THE HARTFORD MUTUAL FUNDS                                                      2

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

CONTENTS


Introduction                     Introduction
------------                     ------------
A summary of each fund's         The Hartford Advisers Fund
goals, principal strategies,     The Hartford Balanced Income Fund
main risks, performance and      The Hartford Capital Appreciation Fund
expenses                         The Hartford Capital Appreciation II Fund
                                 The Hartford Disciplined Equity Fund
                                 The Hartford Dividend and Growth Fund
                                 The Hartford Equity Income Fund
                                 The Hartford Floating Rate Fund
                                 The Hartford Focus Fund
                                 The Hartford Global Communications Fund
                                 The Hartford Global Financial Services Fund
                                 The Hartford Global Health Fund
                                 The Hartford Global Leaders Fund
                                 The Hartford Global Technology Fund
                                 The Hartford Growth Fund
                                 The Hartford Growth Opportunities Fund
                                 The Hartford High Yield Fund
                                 The Hartford Income Fund
                                 The Hartford Inflation Plus Fund
                                 The Hartford International Capital Appreciation
                                 Fund
                                 The Hartford International Opportunities Fund
                                 The Hartford International Small Company Fund
                                 The Hartford LargeCap Growth Fund
                                 The Hartford MidCap Fund
                                 The Hartford MidCap Growth Fund
                                 The Hartford MidCap Value Fund
                                 The Hartford Money Market Fund
                                 The Hartford Select MidCap Growth Fund
                                 The Hartford Select MidCap Value Fund
                                 The Hartford Select SmallCap Growth Fund
                                 The Hartford Select SmallCap Value Fund
                                 The Hartford Short Duration Fund
                                 The Hartford Small Company Fund
                                 The Hartford SmallCap Growth Fund
                                 The Hartford Stock Fund
                                 The Hartford Tax-Free California Fund
                                 The Hartford Tax-Free Minnesota Fund
                                 The Hartford Tax-Free National Fund
                                 The Hartford Tax-Free New York Fund
                                 The Hartford Total Return Bond Fund
                                 The Hartford U.S. Government Securities Fund
                                 The Hartford Value Fund
                                 The Hartford Value Opportunities Fund
                                 The Hartford Equity Growth Allocation Fund
                                 The Hartford Growth Allocation Fund
                                 The Hartford Balanced Allocation Fund
                                 The Hartford Conservative Allocation Fund
                                 The Hartford Income Allocation Fund
                                 The Hartford Retirement Income Fund
                                 The Hartford Target Retirement 2010 Fund
                                 The Hartford Target Retirement 2020 Fund
                                 The Hartford Target Retirement 2030 Fund

Description of other             Investment strategies and investment matters
investment strategies and        Terms used in this Prospectus
investment risks

Investment manager and           Management of the funds
management fee information

Information on your account      About your account



THE HARTFORD MUTUAL FUNDS                                                      1

                                 Choosing a share class
                                 How sales charges are calculated
                                 Sales charge reductions and waivers
                                 Opening an account
                                 Buying shares
                                 Selling shares
                                 Transaction policies
                                 Dividends and account policies
                                 Additional investor services

Further information on the       Financial highlights
funds                            Fund code, CUSIP number and symbol
                                 For more information                  back cover



THE HARTFORD MUTUAL FUNDS                                                      2

INTRODUCTION


Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class A, Class B and Class C shares of the funds. Each of the funds, except for the Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund and Income Allocation Fund, also offers Class R3, Class R4, Class R5 and Class Y shares to employer-sponsored retirement plans pursuant to a separate prospectus describing these classes. The Balanced Income Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Dividend and Growth Fund, Equity Income Fund, Floating Rate Fund, Global Health Fund, Growth Fund Growth Opportunities Fund, Inflation Plus Fund, Capital, MidCap Growth Fund, Select SmallCap Value Fund, Small Company Fund, SmallCap Growth Fund, Total Return Bond Fund, Value Opportunities Fund, Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Income Allocation Fund offer Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries having a selling, administration or any similar agreement with the Funds, pursuant to a separate prospectus describing that class. In addition, the Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, U.S. Government Securities Fund and Value Opportunities Fund offer Class L shares to certain qualified investors pursuant to a separate prospectus describing that class.


Each fund is a diversified fund except for the funds listed below. The following funds are non-diversified:

     -    Floating Rate Fund

     -    Focus Fund

     -    Global Communications Fund

     -    Global Financial Services Fund

     -    Global Health Fund

     -    Global Technology Fund

     -    Inflation Plus Fund

     -    Tax-Free California Fund

     -    Tax-Free New York

The following funds are referred to as the Hartford Fixed Income Funds:

     -    Floating Rate Fund

     -    High Yield Fund

     -    Income Fund

     -    Inflation Plus Fund

     -    Money Market Fund

     -    Short Duration Fund


     -    Tax-Free California Fund


     -    Tax-Free Minnesota Fund

     -    Tax-Free National Fund

     -    Tax-Free New York Fund

     -    Total Return Bond Fund

     -    U.S. Government Securities Fund

The following funds are referred to as the Asset Allocation Funds:


     -    Equity Growth Allocation Fund


     -    Growth Allocation Fund

     -    Balanced Allocation Fund

     -    Conservative Allocation Fund

     -    Income Allocation Fund

The following funds are referred to as the Target Retirement Funds:

     -    Retirement Income Fund

     -    Target Retirement 2010 Fund

     -    Target Retirement 2020 Fund

     -    Target Retirement 2030 Fund

The Asset Allocation Funds together with the Target Retirement Funds are referred to as "funds of funds," and each diversifies its assets by investing in the Class Y shares of several other Hartford Mutual Funds (as described below under "Principal Investment Strategy" for each of the funds of funds, the "Underlying Funds").

Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, U.S. Government Securities Fund and Value Opportunities Fund are series of The Hartford Mutual Funds II, Inc. All other funds are series of The Hartford Mutual Funds, Inc.

Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.


THE HARTFORD MUTUAL FUNDS                                                      3

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). With respect to the Asset Allocation Funds, HIFSCO administers the asset allocation program and provides the day-to-day portfolio management for each of these funds. The day-to-day portfolio management of each of the other funds is provided by one or more investment sub-advisers. Information regarding HIFSCO and the sub-advisers is included under the section entitled "Management of the Funds" in this prospectus.




THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC. HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."


MUTUAL FUNDS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THESE FUNDS, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.



THE HARTFORD MUTUAL FUNDS                                                      4

THE HARTFORD ADVISERS FUND

INVESTMENT GOAL. The Hartford Advisers Fund seeks maximum long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The fund allocates its assets among three categories:

     -    equities,

     -    debt securities, and

     -    money market instruments.

The fund will normally invest in a portfolio of between 50% and 70% equities, with the balance of the assets invested in debt securities and cash instruments. The fund will not normally hold more than 10% in cash or cash equivalents. Allocation decisions within these bands are in the discretion of Wellington Management Company, LLP ("Wellington Management") and are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual.


The fund's diversified portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.



In general, the fund seeks to invest in companies that demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. With respect to stocks in which the fund invests, the fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $_____ million to $______ billion.


The debt securities (other than money market instruments) in which the fund invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and securities rated investment grade (rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), or if unrated, securities deemed by Wellington Management to be of comparable quality). These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The fund is not restricted to any specific maturity term.

The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

MAIN RISKS. This fund is subject to, among others, stock market risk, interest rate risk, credit risk, income risk, prepayment risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means that the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.


THE HARTFORD MUTUAL FUNDS                                                      5

THE HARTFORD ADVISERS FUND

Because the fund may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Manager allocation risk refers to the possibility that Wellington Management could allocate assets among different asset classes in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.


THE HARTFORD MUTUAL FUNDS                                                      6

THE HARTFORD ADVISERS FUND

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

1997     23.30%
1998     21.09%
1999     12.08%
2000      0.90%
2001     -5.21%
2002    -13.22%
2003     17.84%
2004      3.43%
2005      6.74%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).



THE HARTFORD MUTUAL FUNDS                                                      7

THE HARTFORD ADVISERS FUND


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
Class A Return Before Taxes                               ____%    ____%    ____%
Class A Return After Taxes on Distributions               ____%    ____%    ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%    ____%    ____%
Class B Return Before Taxes                               ____%    ____%    ____%
Class C Return Before Taxes(1)                            ____%    ____%    ____%
S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)                                     ____%    ____%    ____%(2)
Lehman Brothers Government/Credit Bond Index (reflects
   no deduction for fees, expenses or taxes)              ____%    ____%    ____%(2)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


(2)  Return is from 7/31/1996 - 12/31/2006.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                         CLASS A      CLASS B   CLASS C
                                                         -------      -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     5.50%         None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)       5.00%     1.00%
   Exchange fees                                         None          None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                    0.61%         0.61%     0.61%
   Distribution and service (12b-1) fees                 0.25%(3)      1.00%     1.00%
   Other expenses(4)                                     0.33%         0.36%     0.28%
   Total annual operating expenses(2)(4)                 1.19%(3)(5)   1.97%     1.89%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.56% and, assuming "Other Expenses"



THE HARTFORD MUTUAL FUNDS                                                      8

THE HARTFORD ADVISERS FUND

     remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class A, Class B or Class C shares of the fund are 1.14%, 1.92% and 1.84%, respectively.

(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.


(5) HIFSCO has voluntarily agreed through October 31, 2007 to limit the total annual operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.18%.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                      9

THE HARTFORD BALANCED INCOME FUND



INVESTMENT GOAL. The Hartford Balanced Income Fund seeks to provide current income with growth of capital as a secondary objective.



PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing in a mix of equity securities and fixed income investments. Under normal circumstances, the fund will target an allocation of approximately 45% equity securities and 55% fixed income investments, with the allocation generally varying by no more than +/-5%. Allocation decisions within these bands are in the discretion of the fund's sub-adviser, Wellington Management Company, LLP ("Wellington Management") and are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual.



The equity portion of the fund will invest primarily in common stocks with a history of above-average dividends or expectations of increasing dividends, which may include a broad range of market capitalizations generally above $2 billion. The fund may invest up to 25% of the equity portion of the portfolio in the securities of foreign issuers and non-dollar securities.



The fixed income portion of the fund will invest primarily in investment grade debt (securities rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), or if unrated, securities deemed by Wellington Management to be of comparable quality). The fixed income portion of the fund will additionally invest in other fixed income sectors including non-investment grade debt (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or if unrated, securities deemed by Wellington Management to be of comparable quality) and emerging market debt. The fund may invest up to 20% of the fixed income portion of the portfolio in domestic non-investment grade debt and up to 20% of the fixed income portion of the portfolio in emerging market debt securities. Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." The fund may invest up to 25% of the fixed income portion of the portfolio in non-U.S. denominated debt.



MAIN RISKS. This fund is subject to, among others, stock market risk, interest rate risk, credit risk, income risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.



Stock market risk means that the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. Equity securities of mid-sized or small companies may be more risky than equity securities of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized or small company equity securities as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of equity securities. Such equity securities may also pose greater liquidity risks.



Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.



Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield-high risk bond prices can fall on bad news about the economy, an industry or a company.



Income risk is the potential for a decline in the fund's income due to falling interest rates.



The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.



Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. Manager allocation risk refers to the possibility that Wellington Management could allocate assets among different asset classes in a manner that results in the fund underperforming its peers.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.



THE HARTFORD MUTUAL FUNDS                                                     10

THE HARTFORD BALANCED INCOME FUND



PAST PERFORMANCE. The fund commenced operations on July 31, 2006. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.



YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.



                                                         CLASS A      CLASS B   CLASS C
                                                         -------      -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                      5.50%         None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                        None(1)       5.00%     1.00%
   Exchange fees                                          None          None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                       0.725%        0.725%    0.725%
   Distribution and service (12b-1) fees                  0.25%(2)      1.00%     1.00%
   Other expenses(3)(4)                                  0.345%        0.345%    0.345%
   Total annual operating expenses(3)(4)                 1.320%(2)(5)  2.070%    2.070%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."



(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3)  Estimated for the current fiscal year.



(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.25%, 2.00% and 2.00%. This policy may be discontinued at any time.



EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



You would pay the following expenses if you redeemed your shares at the end of each period:



EXPENSES (WITH REDEMPTION)                               CLASS A      CLASS B   CLASS C
--------------------------                               -------      -------   -------
Year 1                                                     $677         $710      $310
Year 3                                                     $945         $949      $649



You would pay the following expenses if you did not redeem your shares:



EXPENSES (WITHOUT REDEMPTION)                            CLASS A      CLASS B   CLASS C
-----------------------------                            -------      -------   -------
Year 1                                                     $677         $210      $210
Year 3                                                     $945         $649      $649



THE HARTFORD MUTUAL FUNDS                                                     11

THE HARTFORD CAPITAL APPRECIATION FUND

INVESTMENT GOAL. The Hartford Capital Appreciation Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its total assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including emerging market securities. Due to its current size, the fund will generally not invest in securities of issuers with market capitalizations less than $2 billion.

Through fundamental analysis, Wellington Management identifies companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry. This strategy is sometimes referred to as a "stock picking" approach. Companies are selected primarily on the basis of dynamic earnings growth potential and/or the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.


THE HARTFORD MUTUAL FUNDS                                                     12

THE HARTFORD CAPITAL APPRECIATION FUND

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

1997        55.11%
1998         3.26%
1999        66.76%
2000         8.35%
2001        -6.74%
2002       -22.86%
2003        40.40%
2004        17.93%
2005        15.10%
2006


During the periods shown in the bar chart, the highest quarterly return was _____% (___ quarter, ____) and the lowest quarterly return was _____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
Class A Return Before Taxes                               ____%    ____%    ____%
Class A Return After Taxes on Distributions               ____%    ____%    ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%    ____%    ____%
Class B Return Before Taxes                               ____%    ____%    ____%
Class C Return Before Taxes(1)                            ____%    ____%    ____%
Russell 3000 Index (reflects no deduction for fees,
   expenses or taxes)                                     ____%    ____%    ____%(2)



INDICES: The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index.



THE HARTFORD MUTUAL FUNDS                                                     13

THE HARTFORD CAPITAL APPRECIATION FUND

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


(2)  Return is from 7/31/1996 - 12/31/2006.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                         CLASS A      CLASS B   CLASS C
                                                         -------      -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases
      as a percentage of offering price                  5.50%          None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)        5.00%     1.00%
   Exchange fees                                         None           None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                       0.66%          0.66%     0.66%
   Distribution and service (12b-1) fees                 0.25%(2)       1.00%     1.00%
   Other expenses(3)                                     0.35%          0.37%     0.28%
   Total annual operating expenses(3)                    1.26%(2)(4)    2.03%     1.94%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.29%. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                     14

THE HARTFORD CAPITAL APPRECIATION FUND

You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                     15

THE HARTFORD CAPITAL APPRECIATION II FUND

INVESTMENT GOAL. The Hartford Capital Appreciation II Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its assets in equity securities of foreign issuers and non-dollar securities, including emerging market securities.

The fund employs a multiple portfolio manager structure and is organized into several 'sleeves', each of which is managed according to a specific approach. The fund is organized as follows:

Growth Opportunities Generally 25% - 35% of the total portfolio

The Growth Opportunities strategy seeks short- and long-term capital appreciation by investing primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential.

Value Opportunities Generally 25% - 35% of the total portfolio

The Value Opportunities strategy seeks short- and long-term capital appreciation by investing primarily in common stocks covering a broad range of industries and market capitalizations. The strategy emphasizes securities that Wellington Management believes are undervalued and have the potential for appreciation.

Global Equities Generally 15% - 25% of the total portfolio


The Global Equities strategy invests in companies around the globe that have been identified as possessing sustainable franchises that Wellington Management believes will allow them to earn excess returns through various economic cycles. The strategy emphasizes in-depth company research and valuation disciplines [while utilizing analysis of long-term trends to identify favorable sectors (Wellington proposes deleting this phrase)] to identify securities for purchase.


Capital Appreciation 5% - 15% of the total portfolio

The Capital Appreciation strategy seeks growth of capital by identifying companies that have substantial near-term capital appreciation potential regardless of company size or industry.

Special Situations 5% - 15% of the total portfolio


The Special Situations approach combines "bottom-up" fundamental research and security selection with top-down sector weightings and industry analysis. Assets may be concentrated in specific industries, sectors, regions, and countries.


The percentage of the fund invested in each of these sleeves may change without approval of the shareholders of the fund.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.


THE HARTFORD MUTUAL FUNDS                                                     16

THE HARTFORD CAPITAL APPRECIATION II FUND

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.



CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


                               (PERFORMANCE GRAPH)

2006


During the period shown in the bar chart, the highest quarterly return was _____% (___ quarter, ____) and the lowest quarterly return was _____% (___ quarter, ____).



THE HARTFORD MUTUAL FUNDS                                                     17

THE HARTFORD CAPITAL APPRECIATION II FUND


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                    LIFE OF FUND
                                                         1 YEAR   (SINCE 04/29/05)
                                                         ------   ----------------
Class A Return Before Taxes                               ____%       ____%
Class A Return After Taxes on Distributions               ____%       ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%       ____%
Class B Return Before Taxes                               ____%       ____%
Class C Return Before Taxes(1)                            ____%       ____%
Russell 3000 Index (reflects no deduction for fees,
   expenses or taxes)                                     ____%       ____%(2)



INDICES: The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index.






(1) [Class C shares commenced operations on _______. Class C share performance prior to _______ reflects Class B share performance and operating expenses less Class C share sales charges.]



(2)  Return is from 4/29/05 - 12/31/2006.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                         CLASS A      CLASS B   CLASS C
                                                         -------      -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases
      as a percentage of offering price                  5.50%          None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds,  whichever is less)                      None(1)        5.00%     1.00%
   Exchange fees                                         None           None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                       1.00%          1.00%     1.00%
   Distribution and service (12b-1) fees                 0.25%(2)       1.00%     1.00%
   Other expenses(3)                                     0.74%          0.97%     0.82%
   Total annual operating expenses(3)                    1.99%(2)(4)    2.97%     2.82%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.60%, 2.35%, and 2.35%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


THE HARTFORD MUTUAL FUNDS                                                     18

THE HARTFORD CAPITAL APPRECIATION II FUND


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                     19

THE HARTFORD DISCIPLINED EQUITY FUND

INVESTMENT GOAL. The Hartford Disciplined Equity Fund seeks growth of capital.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $_________ million to $_________ billion. The fund's portfolio is broadly diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.


Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security, favoring those with attractive value and momentum factors. Value factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Momentum focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


THE HARTFORD MUTUAL FUNDS                                                     20

THE HARTFORD DISCIPLINED EQUITY FUND

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

 1999   -20.80%
 2000     6.49%
 2001    -8.50%
 2002   -25.11%
 2003    28.36%
 2004     7.73%
 2005     6.07%
 2006


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                              LIFE OF FUND
                                                         1 YEAR   5 YEARS   (SINCE 04/30/98)
                                                         ------   -------   ----------------
Class A Return Before Taxes                               ____%    ____%        ____%
Class A Return After Taxes on Distributions               ____%    ____%        ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%    ____%        ____%
Class B Return Before Taxes                               ____%    ____%        ____%
Class C Return Before Taxes(1)                            ____%    ____%        ____%
S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)                                     ____%    ____%        ____%(2)


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


(2)  Return is from 4/30/98 - 12/31/2006.



THE HARTFORD MUTUAL FUNDS                                                     21

THE HARTFORD DISCIPLINED EQUITY FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                         CLASS A      CLASS B   CLASS C
                                                         -------      -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     5.50%          None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)        5.00%     1.00%
   Exchange fees                                         None           None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                       0.80%          0.80%     0.80%
   Distribution and service (12b-1) fees                 0.25%(2)       1.00%     1.00%
   Other expenses(3)                                     0.36%          0.54%     0.31%
   Total annual operating expenses(3)                    1.41%(2)(4)    2.34%     2.11%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.40%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                     22

THE HARTFORD DIVIDEND AND GROWTH FUND

INVESTMENT GOAL. The Hartford Dividend and Growth Fund seeks a high level of current income consistent with growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2006, the market capitalization of companies within the index ranged from approximately $___ million to %___ billion. The fund's portfolio is broadly diversified by industry and company. As a key component of its fundamental analysis, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.


Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.


THE HARTFORD MUTUAL FUNDS                                                     23

THE HARTFORD DIVIDEND AND GROWTH FUND

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

1997    30.99%
1998    14.47%
1999     4.57%
2000    10.04%
2001    -4.57%
2002   -14.19%
2003    25.66%
2004    12.01%
2005     5.42%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
Class A Return Before Taxes                               ____%    ____%    ____%
Class A Return After Taxes on Distributions               ____%    ____%    ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%    ____%    ____%
Class B Return Before Taxes                               ____%    ____%    ____%
Class C Return Before  Taxes(1)                           ____%    ____%    ____%
S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)                                     ____%    ____%    ____%(2)
Russell 1000 Value Index (reflects no deduction for
   fees, expenses or taxes)                               ____%    ____%    ____%(2)


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     24

THE HARTFORD DIVIDEND AND GROWTH FUND

The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


(2)  Return is from 7/31/1996 - 12/31/2006.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                         CLASS A      CLASS B   CLASS C
                                                         -------      -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     5.50%         None      None
   Maximum  deferred  sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds,  whichever is less)                      None(1)       5.00%     1.00%
   Exchange fees                                         None          None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                       0.64%         0.64%     0.64%
   Distribution and service (12b-1) fees                 0.25%(2)      1.00%     1.00%
   Other expenses(3)                                     0.28%         0.37%     0.25%
   Total annual operating expenses(3)                    1.17%(2)(4)   2.01%     1.89%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.25%. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                     25

THE HARTFORD DIVIDEND AND GROWTH FUND

You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                     26

THE HARTFORD EQUITY INCOME FUND

INVESTMENT GOAL. The Hartford Equity Income Fund seeks a high level of current income consistent with growth of capital.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in equity securities of companies with market capitalizations above $2 billion. At the time of investment, every equity security in which the fund invests must pay a dividend or be expected to pay a dividend within the next 12 months. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.



The fund's investment approach is based on the fundamental analysis of companies with market capitalizations above $2 billion and below average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund uses a contrarian approach focused on longer term economic fundamentals and seeks a portfolio of securities that offer above average yields, below average valuations and the potential for dividend increases in the future. The typical purchase candidate may be characterized in one of four ways -- affected by a misunderstood negative event, a beneficiary of industry consolidation, low but improving return on capital, or new or incentivized management. In addition, the fund will take into consideration flows of new capital into an industry. Within this context, the fund's key security selection criterion will be based on dividend yield, with capital appreciation as a secondary factor. Portfolio construction is driven primarily by security selection.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $3 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


THE HARTFORD MUTUAL FUNDS                                                     27

THE HARTFORD EQUITY INCOME FUND

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

2004   9.52%
2005   4.98%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                    LIFE OF FUND
                                                         1 YEAR   (SINCE 08/28/03)
                                                         ------   ----------------
Class A Return Before Taxes                               ____%       ____%
Class A Return After Taxes on Distributions               ____%       ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%       ____%
Class B Return Before Taxes                               ____%       ____%
Class C Return Before Taxes                               ____%       ____%
Russell 1000 Value Index (reflects no deduction for
   fees, expenses or taxes)                               ____%       ____%(1)


INDEX: The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.


(1)  Return is from 8/31/03 - 12/31/06.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


THE HARTFORD MUTUAL FUNDS                                                     28

THE HARTFORD EQUITY INCOME FUND

                                                         CLASS A      CLASS B   CLASS C
                                                         -------      -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     5.50%         None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)       5.00%     1.00%
   Exchange fees                                         None          None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                    0.80%         0.80%     0.80%
   Distribution and service (12b-1) fees                 0.25%(3)      1.00%     1.00%
   Other expenses(4)                                     0.29%         0.38%     0.23%
   Total annual operating expenses(2)(4)                 1.34%(3)(5)   2.18%     2.03%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.70%, and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class A, Class B or Class C shares of the Fund are 1.24%, 2.08% and 1.93%, respectively.


(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.


(5) Effective November 1, 2006, HIFSCO has voluntarily agreed through October 31, 2007 to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.25%, 2.00% and 2.00%, respectively.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                     29

THE HARTFORD FLOATING RATE FUND

INVESTMENT GOAL. The Hartford Floating Rate Fund seeks a high level of current income.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, at least 80% of the fund's assets are invested in below-investment-grade variable or floating rate loans ("Floating Rate Loans") and floating rate securities. Floating rate securities are defined as floating rate debt securities, money market securities of all types, repurchase agreements, and shares of money market and short-term bond funds. The fund may invest in securities of any maturity. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management Company ("Hartford Investment Management") to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield - high risk" or "junk bonds".



The fund normally invests primarily in interests in senior Floating Rate Loans. Senior Floating Rate Loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of Floating Rate Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. The fund may also invest in companies whose financial condition is uncertain, where the Borrower has defaulted in the payment of interest or principal or in the performance of its covenants or agreements or that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.


The fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans and unsecured loans and debt securities. Like loans, debt securities are used to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities do not pay current interest but are sold at a discount from their face values. Debt securities include all types of debt instruments such as corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities, including without limitation collateralized debt obligations and commercial mortgage-backed securities issued by private entities.

The fund may invest up to 25% of the fund's total assets in loans of foreign Borrowers and securities of foreign issuers, and up to 10% of the fund's total assets may be invested in foreign loans or securities that are denominated in a foreign currency. The fund may use swaps and forward currency exchange contracts to attempt to mitigate adverse effects of foreign currency fluctuations.


To achieve its goal of a high level of current income, the fund's sub-adviser, Hartford Investment Management Company relies on a "bottom-up," fundamental analysis of each Borrower and issuer and its ability to pay principal and interest in light of its current financial condition, its industry position, and economic and market conditions. Hartford Investment Management's process focuses on those Borrowers and issuers that generate positive cash flow momentum, exhibit stable or improving debt coverage and have an experienced management team. Hartford Investment Management also evaluates each loan's and each security's structural features, covenants, underlying collateral and price compared to its long-term value.


MAIN RISKS. The major factors affecting this fund's performance are credit, liquidity and interest rate risk. Credit risk depends largely on the perceived financial health of Borrowers and issuers of debt securities. In general, lower-rated loans and bonds have higher credit risks. Loan prices and prices of debt securities can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than would be the case with less aggressive loan and bond funds. Because the fund invests mainly in investments rated below-investment-grade, it is subject to heightened credit risk. The fund could lose money if the fundamentals of an industry in which the fund invests deteriorate or if a Borrower or issuer underperforms or defaults, or if any loan or debt security that the fund owns is downgraded. In addition, because the fund is non-diversified and therefore may take larger positions in individual Borrowers and issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio.

When interest rates rise, the value of a portfolio invested in fixed-rate obligations falls. You could lose money as a result of your investment.

Most, but not all, Floating Rate Loans and certain debt securities allow for prepayment of principal without penalty. Loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities.


THE HARTFORD MUTUAL FUNDS                                                     30

THE HARTFORD FLOATING RATE FUND

Foreign investments may be more risky than domestic investments. Investments in loans of foreign Borrowers and securities of foreign issuers and non-dollar loans and securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. Foreign loans and foreign debt securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

The fund is subject to liquidity risk. As with many fixed income investments, there is no organized exchange or board of trade on which loans are traded. Instead, the secondary market for loans is an unregulated inter-dealer or inter-bank re-sale market. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the fund's net asset value. Loans usually trade in large denominations (typically $1 million and higher) and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. In addition, loans in which the fund invests may require the consent of the Borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the fund's ability to sell loans and may adversely affect the price that can be obtained. The fund may have difficulty disposing of loans if it needs cash to pay redemption requests, to pay dividends, to pay expenses or to take advantage of new investment opportunities. These considerations may cause the fund to sell loans or securities at lower prices than it would otherwise consider to meet cash needs or cause the fund to maintain a greater portion of its assets in cash equivalents than it would otherwise, which could negatively affect performance. The fund may seek to avoid the necessity of selling assets to meet such needs by the use of borrowings.

The fund typically purchases loans via assignment, which makes the fund a direct lender. However, the fund may also invest in loans by purchasing a participation interest. A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where the fund is a participant in a loan, it does not have any direct claim on the loan, and in the event of the Borrower's insolvency or default, the fund, as a participant, would be a creditor of the lender and not of the Borrower.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.



THE HARTFORD MUTUAL FUNDS                                                     31

THE HARTFORD FLOATING RATE FUND


CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


                               (PERFORMANCE GRAPH)

2006   0.00%


During the period shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                    LIFE OF FUND
                                                         1 YEAR   (SINCE 04/29/05)
                                                         ------   ----------------
Class A Return Before Taxes                               ____%       ____%
Class A Return After Taxes on Distributions               ____%       ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%       ____%
Class B Return Before Taxes                               ____%       ____%
Class C Return Before Taxes                               ____%       ____%
CSFB Leverage Loan Index                                  ____%       ____%(1)



INDEX: [Add index disclosure]






(1)  Return is from 4/29/05 - 12/31/06.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS A     CLASS B   CLASS C
                                                         -------     -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     3.00%        None      None
   Maximum deferred sales charge (load)
      (as a percentage of purchase price or redemption   None(1)      5.00%     1.00%
      proceeds, whichever is less)
   Exchange fees                                         None         None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                       0.65%        0.65%     0.65%
   Distribution and service (12b-1) fees                 0.25%(2)     1.00%     1.00%
   Other expenses(3)                                     0.13%        0.24%     0.14%
   Total annual operating expenses(3)                    1.03%(2)(4)  1.89%     1.79%



THE HARTFORD MUTUAL FUNDS                                                     32

THE HARTFORD FLOATING RATE FUND


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."



(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) Effective November 1, 2006, HIFSCO has agreed to limit permanently the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.00%, 1.75% and 1.75%, respectively.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                     33

THE HARTFORD FOCUS FUND

INVESTMENT GOAL. The Hartford Focus Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in equity securities of a relatively small number of large capitalization companies which include companies with market capitalizations similar to companies in the S&P 500 Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $__________ million to $__________ billion. The fund will typically hold stocks of 20-40 companies. Individual holdings typically constitute 3-5% of the fund's total assets and may constitute up to 10%. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.



The fund's focused portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.


In general, the fund seeks to invest in companies that demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks.

In addition, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

Wellington Management's strategy of bottom-up stock selection also has a significant impact on the fund's performance. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on the fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails substantial financial risk related to such companies.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual


THE HARTFORD MUTUAL FUNDS                                                     34

THE HARTFORD FOCUS FUND

returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PEFORMANCE GRAPH)

2002     0.00%
2003   -25.40%
2004    27.13%
2005     2.35%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                              LIFE OF FUND
                                                         1 YEAR   5 YEAR    (SINCE 05/24/01)
                                                         ------   ------    ----------------
Class A Return Before Taxes                               ____%    ____%        ____%
Class A Return After Taxes on Distributions               ____%    ____%        ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%    ____%        ____%
Class B Return Before Taxes                               ____%    ____%        ____%
Class C Return Before Taxes                               ____%    ____%        ____%
S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)                                     ____%    ____%        ____%(1)



THE HARTFORD MUTUAL FUNDS                                                     35

THE HARTFORD FOCUS FUND

INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.


(1)  Return is from 5/31/2001 - 12/31/2006.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS A     CLASS B   CLASS C
                                                         -------     -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     5.50%        None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or
      redemption proceeds, whichever is less)            None(1)      5.00%     1.00%
   Exchange fees                                         None         None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                    0.90%        0.90%     0.90%
   Distribution and service (12b-1) fees                 0.25%(3)     1.00%     1.00%
   Other expenses(4)                                     0.40%        0.45%     0.36%
   Total annual operating expenses(2)(4)                 1.55%(3)(5)  2.35%     2.26%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 1.00% to 0.90%.


(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.


(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) HIFSCO has voluntarily agreed through October 31, 2007 to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.50%, 2.25% and 2.25%, respectively.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


THE HARTFORD MUTUAL FUNDS                                                     36

THE HARTFORD FOCUS FUND


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____    $____      $____
Year 3                                                    $____    $____      $____
Year 5                                                    $____    $____      $____
Year 10                                                   $____    $____      $____



THE HARTFORD MUTUAL FUNDS                                                     37

THE HARTFORD GLOBAL COMMUNICATIONS FUND

INVESTMENT GOAL. The Hartford Global Communications Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of communications-related companies worldwide. The fund takes a broad approach to investing in the communications sector. It may invest in communications-related companies, including companies that: manufacture and distribute communications equipment; provide traditional local and long-distance telephone service and equipment; provide cellular, paging and local and wide area product networks or equipment; or provide satellite, microwave and cable television or equipment; and companies developing new communications technologies. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country. The fund may invest up to 50% of its total assets in securities of issuers in countries with emerging economies or emerging market securities.


The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management uses its in-depth knowledge of the communications sector to select companies it believes possess one or more of the following attributes:


     - the current market price of its stock is at the low end of its historical relative valuation range, or

     - a positive change in operating results is anticipated but not yet reflected in the price of its stock, or

     -    unrecognized or undervalued assets, and

     - management that demonstrates that it can convert the above factors into shareholder value.

The fund will consider selling a security when:

     -    its target price is achieved,

     - expectations of future earnings/returns of its issuer are reduced due to fundamental changes in the issuer's business prospects, or

     - equity securities of other comparable issuers in an industry are available at more attractive prices.

The fund will be relatively focused with regard to both position size and the industries comprising the communications sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the communications sector, including telecommunication services and media. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors affecting the communications sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effects on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, issuers in this industry may often have close affiliations (e.g., tracking stocks, joint ventures, crossholdings). Therefore, single issuer limits may not insulate against specific company risk.


THE HARTFORD MUTUAL FUNDS                                                     38

THE HARTFORD GLOBAL COMMUNICATIONS FUND

Fierce competition in many industries of the communications sector may cause companies to significantly reduce the prices of their products, which can reduce the companies' profitability. Should this occur throughout the sector, the value of the fund's investment portfolio could decline substantially. In addition, companies in this sector can suffer significant adverse effects from obsolescence of existing equipment, short product cycles and new market entrants. Such effects could reduce such companies' profitability and the market value of their securities. Finally, companies in this sector, particularly telephone operating companies, are often subject to government regulation of rates of return and services that can be offered. Overall, the fund's returns may be more volatile than those of a fund that is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


THE HARTFORD MUTUAL FUNDS                                                     39

THE HARTFORD GLOBAL COMMUNICATIONS FUND

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

2001   -36.53%
2002   -30.99%
2003    54.81%
2004    23.43%
2005    14.46%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                               LIFE OF FUND
                                                         1 YEAR   5 YEARS   (SINCE 10/31/00)
                                                         ------   -------   ----------------
Class A Return Before Taxes                               ____%    ____%          ____%
Class A Return After Taxes on Distributions               ____%    ____%          ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%    ____%          ____%
Class B Return Before Taxes                               ____%    ____%          ____%
Class C Return Before Taxes                               ____%    ____%          ____%
S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)                                     ____%    ____%          ____%
MSCI AC (All Country) World Telecommunication Services
   Index (reflects no deduction for fees, expenses or
   taxes)                                                 ____%    ____%          ____%


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The MSCI AC (All Country) World Telecommunication Services Index is a free float-adjusted market capitalization index which measures the performance of companies within the telecommunications sector across both developed and emerging market countries.


THE HARTFORD MUTUAL FUNDS                                                     40

THE HARTFORD GLOBAL COMMUNICATIONS FUND

The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS A      CLASS B   CLASS C
                                                         -------      -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     5.50%         None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)       5.00%     1.00%
   Exchange fees                                         None          None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                    0.90%         0.90%     0.90%
   Distribution and service (12b-1) fees                 0.25%(3)      1.00%     1.00%
   Other expenses(4)                                     0.76%         1.22%     0.94%
   Total annual operating expenses(2)(4)                 1.91%(3)(5)   3.12%     2.84%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 1.00% to 0.90%.


(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. The "Other Expenses" in the table are based on, among other things, the fees the fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the fund to limit those fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time.


(5) Effective November 1, 2006, HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.60%, 2.35% and 2.35%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____


You would pay the following expenses if you did not redeem your shares:


THE HARTFORD MUTUAL FUNDS                                                     41

THE HARTFORD GLOBAL COMMUNICATIONS FUND


EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                     42

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

INVESTMENT GOAL. The Hartford Global Financial Services Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of financial services-related companies worldwide. The fund takes a broad approach to investing in the financial services sector. It may invest in financial services-related companies, including banks, savings and loan associations (and other thrifts), mortgage banking companies, insurance companies, securities brokers, asset management companies, securities exchanges, leasing companies and consumer and industrial finance companies. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.



Because the financial services sector requires large pools of accumulated capital and stable economic, legal and political institutions, the vast majority of the world's market value in financial services stocks is located in North America, Europe and Japan. Therefore the fund invests most of its assets in companies located in these three geographical regions. Wellington Management uses its in-depth knowledge of the financial services sector to assess the competitive situation and consolidation dynamics in each region.



The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management uses this "bottom-up" approach to identify stocks it believes have favorable risk/reward profiles.


A stock is considered to have a strong risk/reward profile if its issuer exhibits one or more of the following attributes:

     -    management focuses on rewarding shareholders,

     -    market expectations of future earnings are too low,

     - market value does not reflect the fact that earnings are understated due to conservative accounting,

     - market value does not reflect the true value of the issuer's component businesses and there is some reason to believe that this disparity will not persist,

     - it is an outstanding company but the stock is available at an average price because of the market's temporary indifference to quality, or

     - its strength in a distinct product or geographic area makes it attractive to potential acquirers.

The fund will consider selling a security when:

     - its issuer's management no longer appears to promote shareholder value,

     -    market expectations of future earnings are too high,


     - it can sell the security of an outstanding company at a significant premium,


     - market value exceeds the true value of the issuer's component businesses,

     - market value does not reflect the fact that earnings are overstated due to aggressive accounting,

     - market value does not reflect the risk of potential problems in an important business component, or


     - [equity securities of other comparable issuers in an industry are available at more attractive prices.]


The fund will be relatively focused with regard to both position size and the industries comprising the financial services sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large


THE HARTFORD MUTUAL FUNDS                                                     43

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

positions in the securities of particular issuers. The fund may invest in securities of companies of any size capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the financial services sector, including banks, diversified financials, and insurance. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors affecting the financial services sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effects on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Each industry of the financial services sector is subject to extensive government regulation which can limit the amounts and types of loans and other financial commitments that companies can make, the interest rates and fees that they can charge and the manner in which they distribute their products. Profitability can be largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect lending institutions. Insurance companies can be subject to severe price competition. The financial services sector generally is undergoing rapid change as existing distinctions among financial service industries diminish. For example, recent mergers have combined insurance, finance and securities brokerage under single ownership. Likewise, some primarily retail companies have expanded into the securities brokerage and insurance industries.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


THE HARTFORD MUTUAL FUNDS                                                     44

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                              (PERFORMANCE GRAPH)

2001    -6.50%
2002   -19.37%
2003    29.93%
2004    11.39%
2005     9.56%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                              LIFE OF FUND
                                                         1 YEAR   5 YEARS   (SINCE 10/31/00)
                                                         ------   -------   ----------------
Class A Return Before Taxes                               ____%    ____%           ____%
Class A Return After Taxes on Distributions               ____%    ____%           ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%    ____%           ____%
Class B Return Before Taxes                               ____%    ____%           ____%
Class C Return Before Taxes                               ____%    ____%           ____%
S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)                                     ____%    ____%           ____%
MSCI Finance ex Real Estate Index (reflects no
   deduction for fees, expenses or taxes)                 ____%    ____%           ____%


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The MSCI Finance ex Real Estate Index includes only companies in both the MSCI Developed Index and in the Banks, Diversified Financials or Insurance industry groups. The constituents of this index will represent 85% of the market capitalization of all companies in these specific countries and industry groups. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     45

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS A      CLASS B   CLASS C
                                                         -------      -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                      5.50%        None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                        None(1)      5.00%     1.00%
   Exchange fees                                          None         None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                     0.90%        0.90%     0.90%
   Distribution and service (12b-1) fees                  0.25%(3)     1.00%     1.00%
   Other expenses(4)                                      0.63%        0.91%     0.77%
   Total annual operating expenses(2)(4)                  1.78%(3)(5)  2.81%     2.67%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 1.00% to 0.90%.


(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. The "Other Expenses" in the table are based on, among other things, the fees the fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the fund to limit those fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time.


(5) Effective November 1, 2006, HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.60%, 2.35% and 2.35%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____


You would pay the following expenses if you did not redeem your shares:


THE HARTFORD MUTUAL FUNDS                                                     46

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND


EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                     47

THE HARTFORD GLOBAL HEALTH FUND

INVESTMENT GOAL. The Hartford Global Health Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of health care-related companies worldwide. The focus of the fund's investment process is stock selection through fundamental analysis. The fund takes a broad approach to investing in the health care sector. It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products, medical services, managed health care, health information services and emerging health-related subsectors. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The fund's approach to investing in the health care sector is based on in-depth understanding of medical science, regulatory developments, reimbursement policy trends and individual company business franchises. The fund will seek to exploit favorable trends for the health care sector including demographics.

The fund will also seek to invest in health care companies that benefit from the trend toward global consolidation, the biotechnology revolution and advances in software, integrated circuits and biocompatible materials. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Investments in the fund will be allocated across the major subsectors of the health care sector. Wellington Management may favor certain subsectors at times based upon the relative attractiveness of stocks within these subsectors, near term macroeconomic factors and the availability of such stocks at attractive prices. Some representation is typically maintained in each major subsector of the health care sector.

Stocks considered for purchase in the fund typically share one or more of the following attributes:

     -    the company's business franchise is temporarily mispriced,

     -    the market under-values the new product pipelines,

     - the company has opportunities due to changes in reimbursement policy (for example, the privatization of health care services abroad), or

     -    the company is a target of opportunity due to industry consolidation.

Stocks will be considered for sale from the fund when:

     -    target prices are achieved,

     -    fundamental expectations are not met,


     -    a company's prospects become less appealing, or



     - equity securities of other comparable issuers in an industry are available at more attractive prices.


Wellington Management seeks companies with attractive entry valuations, defined as those stocks where the price is not already fully exploited by other investors.

The fund will be relatively focused with regard to both position size and the industries comprising the health care sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund


THE HARTFORD MUTUAL FUNDS                                                     48

THE HARTFORD GLOBAL HEALTH FUND

that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the health care sector, including pharmaceuticals, medical products and health services. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Health care products and services are generally subject to government regulation, and changes in laws or regulations could adversely impact the market value of securities and the fund's overall performance. Government regulation could have a significant, adverse impact on the price and availability of a company's products and services. Lawsuits and regulatory proceedings which may be brought against the issuers of securities could also adversely impact the market value of securities and the fund's overall performance. Companies in which the fund may invest can be significantly affected by, among other things, patent considerations, intense competition and rapid technological change and obsolescence.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


THE HARTFORD MUTUAL FUNDS                                                     49

THE HARTFORD GLOBAL HEALTH FUND

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFOMANCE GRAPH)

2001     1.47%
2002   -17.62%
2003    31.12%
2004    11.85%
2005    11.88%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                             LIFE OF
                                                                               FUND
                                                                              (SINCE
                                                         1 YEAR   5 YEARS   05/01/00)
                                                         ------   -------   ---------
Class A Return Before Taxes                               ____%    ____%    ____%
Class A Return After Taxes on Distributions               ____%    ____%    ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%    ____%    ____%
Class B Return Before Taxes                               ____%    ____%    ____%
Class C Return Before Taxes                               ____%    ____%    ____%
S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)                                     ____%    ____%    ____% (1)
Goldman Sachs Health Care Index (reflects no deduction
   for fees, expenses or taxes)                           ____%    ____%    ____% (1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Goldman Sachs Health Care Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.


(1)  Return is from 4/30/2000 - 12/31/2006.



THE HARTFORD MUTUAL FUNDS                                                     50

THE HARTFORD GLOBAL HEALTH FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS A      CLASS B   CLASS C
                                                         -------      -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     5.50%         None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)       5.00%     1.00%
      Exchange fees                                      None          None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                    0.90%         0.90%     0.90%
   Distribution and service (12b-1) fees                 0.25%(3)      1.00%     1.00%
   Other expenses(4)                                     0.46%         0.52%     0.36%
   Total annual operating expenses(2)(4)                 1.61%(3)(5)   2.42%     2.26%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 1.00% to 0.90%.



(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.






(4) "Other expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.60%, 2.35% and 2.35%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                     51

THE HARTFORD GLOBAL HEALTH FUND

You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                     52

THE HARTFORD GLOBAL LEADERS FUND

INVESTMENT GOAL. The Hartford Global Leaders Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks issued by companies worldwide. The fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.


Under normal market and economic conditions, the fund invests at least 65% of its total assets in common stocks of high-quality growth companies worldwide. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. Under normal market and economic conditions, the fund will diversify its investments in securities of issuers among a number of different countries throughout the world, which may include the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI World Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $_ million to $_ billion.



The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI World Index is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers. [The portfolio is fairly concentrated and may exhibit a relatively high degree of tracking risk. (Wellington proposes deleting this sentence)].


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.


THE HARTFORD MUTUAL FUNDS                                                     53

THE HARTFORD GLOBAL LEADERS FUND

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                              (PERFORMANCE GRAPH)

1999     47.68%
2000     -7.26%
2001    -17.33%
2002    -20.50%
2003     34.86%
2004     18.32%
2005      1.73%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                              LIFE OF FUND
                                                         1 YEAR   5 YEARS   (SINCE 09/30/98)
                                                         ------   -------   ----------------
Class A Return Before Taxes                               ____%    ____%          ____%
Class A Return After Taxes on Distributions               ____%    ____%          ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%    ____%          ____%
Class B Return Before Taxes                               ____%    ____%          ____%
Class C Return Before Taxes                               ____%    ____%          ____%
Morgan Stanley Capital International World Index
   (reflects no deduction for fees, expenses or taxes)    ____%    ____%          ____%
Morgan Stanley Capital International World Growth
   Index (reflects no deduction for fees, expenses
   or taxes)                                              ____%    ____%          ____%



THE HARTFORD MUTUAL FUNDS                                                     54

THE HARTFORD GLOBAL LEADERS FUND

INDEX: The Morgan Stanley Capital International World Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

The Morgan Stanley Capital International World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

The fund has changed its benchmark from the Morgan Stanley Capital International World Index to the Morgan Stanley Capital International World Growth Index because the fund's investment manager believes that the Morgan Stanley Capital International World Growth Index is better suited to the investment strategy of the fund.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                         CLASS A     CLASS B   CLASS C
                                                         -------     -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     5.50%         None     None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)       5.00%    1.00%
      Exchange fees                                      None          None     None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                       0.82%         0.82%    0.82%
   Distribution and service (12b-1) fees                 0.25%(2)      1.00%    1.00%
   Other expenses(3)                                     0.51%         0.69%    0.43%
   Total annual operating expenses(3)                    1.58%(2)(4)   2.51%    2.25%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.


(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B, and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions, and extraordinary expenses, to 1.48%, 2.35% and 2.35%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                     $___      $___      $___
Year 3                                                     $___      $___      $___
Year 5                                                     $___      $___      $___
Year 10                                                    $___      $___      $___



THE HARTFORD MUTUAL FUNDS                                                     55

THE HARTFORD GLOBAL LEADERS FUND

You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                     $___      $___      $___
Year 3                                                     $___      $___      $___
Year 5                                                     $___      $___      $___
Year 10                                                    $___      $___      $___



THE HARTFORD MUTUAL FUNDS                                                     56

THE HARTFORD GLOBAL TECHNOLOGY FUND

INVESTMENT GOAL. The Hartford Global Technology Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of technology-related companies worldwide. The fund takes a broad approach to investing in the technology sector. It may invest in technology-related companies, including companies in the computer software, computer hardware, semiconductors and equipment, communications equipment, internet, information technology services and emerging technology-related subsectors. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.


The focus of the fund's investment process is stock selection through fundamental analysis. The fund's approach to investing in the technology sector is based on analyzing the competitive outlook for various subsectors of the technology sector, identifying those subsectors likely to benefit from the current and expected future environment and identifying individual opportunities.

Wellington Management's evaluation of technology companies rests on its solid knowledge of the overall competitive environment, including supply and demand characteristics, trends, existing product evaluations and new product developments within the technology sector. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value.

Subsector allocation within the fund reflects Wellington Management's opinion of the relative attractiveness of stocks within the subsectors of the technology sector, macroeconomic trends such as price levels, unemployment, inflation and industrial production that may detract or enhance the subsector's attractiveness and the number of underdeveloped opportunities in each subsector. Opportunities dictate the magnitude and frequency of changes in asset allocation across the major subsectors of the technology sector. Some representation is typically maintained in each major subsector of the technology sector.


Stocks considered for purchase in the fund typically share, in Wellington Management's opinion, one or more of the following attributes:


     -    a positive change in operating results is anticipated,

     -    unrecognized or undervalued capabilities are present, or

     - the quality of management indicates that these factors will be converted to shareholder value.

Stocks will be considered for sale from the fund when:

     -    target prices are achieved,

     - earnings and/or return expectations are reduced due to fundamental changes in the company's operating outlook, or

     -    more attractive value in a comparable company is available.

The fund will be relatively focused with regard to both position size and the industries comprising the technology sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.


THE HARTFORD MUTUAL FUNDS                                                     57

THE HARTFORD GLOBAL TECHNOLOGY FUND

The fund's investments are focused in the industries comprising the technology sector, including computers and computer equipment, software and computer services, electronics, and communication equipment. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Competition in the sector may cause technology companies to cut prices significantly, which can adversely affect the profitability of companies that make up the fund's portfolio. In addition, because of rapid technological developments, products or services which are offered by technology companies may become obsolete or may be produced for a relatively short time, which could adversely affect the price of the issuers' securities. This means that the fund's returns may be more volatile than the returns of a fund which is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


THE HARTFORD MUTUAL FUNDS                                                     58

THE HARTFORD GLOBAL TECHNOLOGY FUND

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

2001    -22.63%
2002    -38.45%
2003     60.13%
2004      2.10%
2005     10.56%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)


                                                                              LIFE OF FUND
                                                         1 YEAR   5 YEARS   (SINCE 05/01/00)
                                                         ------   -------   ----------------
Class A Return Before Taxes                               ____%    ____%        ____%
Class A Return After Taxes on Distributions               ____%    ____%        ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%    ____%        ____%
Class B Return Before Taxes                               ____%    ____%        ____%
Class C Return Before Taxes                               ____%    ____%        ____%
S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)                                     ____%    ____%        ____% (1)
Goldman Sachs Technology Composite Index (reflects no
   deduction for fees, expenses or taxes)                 ____%    ____%        ____% (1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index based on United States-headquartered technology companies. Stocks in the index are weighted such that each stock is no more than 8.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.


(1)  Return is from 4/30/2000 - 12/31/2006.



THE HARTFORD MUTUAL FUNDS                                                     59

THE HARTFORD GLOBAL TECHNOLOGY FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS A     CLASS B   CLASS C
                                                         -------     -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     5.50%        None    None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)      5.00%   1.00%
   Exchange fees                                         None         None    None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
      Management fees(2)                                 0.90%        0.90%   0.90%
   Distribution and service (12b-1) fees                 0.25%(3)     1.00%   1.00%
   Other expenses(4)                                     0.97%        1.05%   0.75%
   Total annual operating expenses(2)(4)                 2.12%(3)(5)  2.95%   2.65%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 1.00% to 0.90%.



(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.






(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.


(5) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.60%, 2.35% and 2.35%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                     60

THE HARTFORD GLOBAL TECHNOLOGY FUND

You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                     61

THE HARTFORD GROWTH FUND

INVESTMENT GOAL. The Hartford Growth Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include sustainable growth, superior business management, strong cash flow generation, high margins, high return on capital, a strong balance sheet and a leadership position within the industry. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Growth Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $_ million to $_ billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Wellington Management utilizes what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, cash flow and revenues.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class L, M and N shares (these classes are not offered in this prospectus), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class L, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class L, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


THE HARTFORD MUTUAL FUNDS                                                     62

THE HARTFORD GROWTH FUND

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS A TOTAL RETURNS BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)

                                (PERFORMANCE GRAPH)

1997    23.80%
1998    29.63%
1999    34.67%
2000    -4.95%
2001   -14.60%
2002   -24.78%
2003    32.60%
2004    11.75%
2005     4.12%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).


(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
Class A Return Before Taxes(1)                            ____%    ____%      ____%
Class A Return After Taxes on Distributions(1)            ____%    ____%      ____%
Class A Return After Taxes on Distributions and Sale
   of Fund                                                ____%    ____%      ____%
Shares(1)                                                 ____%    ____%      ____%
Class B Return Before Taxes(1)                            ____%    ____%      ____%
Class C Return Before Taxes(1)                            ____%    ____%      ____%
Russell 1000 Growth Index (reflects no deduction for
   fees, expenses or taxes)                               ____%    ____%      ____%


INDEX: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class L, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.


THE HARTFORD MUTUAL FUNDS                                                     63

THE HARTFORD GROWTH FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS A     CLASS B   CLASS C
                                                         -------     -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     5.50%        None    None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)      5.00%   1.00%
   Exchange fees                                         None         None    None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                       0.74%        0.74%   0.74%
   Distribution and service (12b-1) fees                 0.25%(2)     1.00%   1.00%
   Other expenses(3)                                     0.41%        0.53%   0.31%
   Total annual operating expenses(3)                    1.40%(2)(4)  2.27%   2.05%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.33%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                     64

THE HARTFORD GROWTH OPPORTUNITIES FUND


INVESTMENT GOAL. [The Hartford Growth Opportunities Fund seeks capital appreciation.]


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class L, M and N shares (these classes are not offered in this prospectus), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class L, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class L, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


THE HARTFORD MUTUAL FUNDS                                                     65

THE HARTFORD GROWTH OPPORTUNITIES FUND

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS A TOTAL RETURNS BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

1997    17.18%
1998    13.74%
1999    18.97%
2000    53.67%
2001     3.47%
2002   -24.11%
2003   -28.44%
2004    43.61%
2005    16.13%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).


(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
Class A Return Before Taxes(1)                            ____%    ____%      ____%
Class A Return After Taxes on Distributions(1)            ____%    ____%      ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares(1)                                      ____%    ____%      ____%
Class B Return Before Taxes(1)                            ____%    ____%      ____%
Class C Return Before Taxes(1)                            ____%    ____%      ____%
Russell 3000 Growth Index (reflects no deduction for
   fees, expenses or taxes)                               ____%    ____%      ____%


INDEX: The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class L, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.


THE HARTFORD MUTUAL FUNDS                                                     66

THE HARTFORD GROWTH OPPORTUNITIES FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS A    CLASS B   CLASS C
                                                         -------    -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering Price                     5.50%        None     None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)      5.00%    1.00%
   Exchange fees                                         None         None     None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                       0.76%        0.76%    0.76%
   Distribution and service (12b-1) fees                 0.25%(2)     1.00%    1.00%
   Other expenses(3)                                     0.53%        0.63%    0.37%
   Total annual operating expenses(3)                    1.54%(2)(4)  2.39%    2.13%


(1) A contingent deferred sales charge of 1.00% may apply only on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.36%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                     67

THE HARTFORD HIGH YIELD FUND

INVESTMENT GOAL. The Hartford High Yield Fund seeks high current income. Growth of capital is a secondary objective.


PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield - high risk securities" or "junk bonds". The fund will invest no more than 25% of its total assets in securities rated below "B3" by Moody's or "B-" by S&P, or, if unrated, determined to be of comparable quality by Hartford Investment Management. The fund may invest in bonds of any maturity although the fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years. The fund may also invest up to 10% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.


The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in securities of foreign issuers and up to 10% of its total assets in non-dollar securities.


To achieve its goal of high current income, Hartford Investment Management uses what is sometimes referred to as a "bottom-up" analysis in its credit underwriting and securities valuation discipline in order to determine which specific issuers and securities have the ability to support a high level of sustainable yield on debt securities. In this process, Hartford Investment Management assess such factors as an issuer's business environment, as well as its financial statements, anticipated earnings/cash flow, the quality of its management team and a detailed analysis of its capital structure and the value of the assets supporting it. Hartford Investment Management's economic outlook is also an important input in overlaying a "top-down" view of the economy in the construction of fund's interest rate and credit risk exposure.


The fund seeks its secondary goal of capital growth, when consistent with its primary objective of high current income, by investing in securities that Hartford Investment Management expects to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments don't perform as Hartford Investment Management expects, the fund could underperform its peers or lose money.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

In some circumstances the fund's investments could become harder to value.


THE HARTFORD MUTUAL FUNDS                                                     68

THE HARTFORD HIGH YIELD FUND

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

1999    3.47%
2000    0.62%
2001    2.89%
2002   -7.67%
2003   24.30%
2004    6.98%
2005    1.02%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).



THE HARTFORD MUTUAL FUNDS                                                     69

THE HARTFORD HIGH YIELD FUND


THE HARTFORD MUTUAL FUNDS                                                     70

THE HARTFORD HIGH YIELD FUND


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                              LIFE OF FUND
                                                         1 YEAR   5 YEARS   (SINCE 09/30/98)
                                                         ------   -------   ----------------
Class A Return Before Taxes                               ____%    ____%          ____%
Class A Return After Taxes on Distributions               ____%    ____%          ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%    ____%          ____%
Class B Return Before Taxes                               ____%    ____%          ____%
Class C Return Before Taxes                               ____%    ____%          ____%
Lehman Brothers High Yield Corporate Index (reflects
   no deduction for fees, expenses or taxes)              ____%    ____%          ____%


INDEX: The Lehman Brothers High Yield Corporate Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS A   CLASS B   CLASS C
                                                         -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering Price                     4.50%       None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)     5.00%     1.00%
   Exchange fees                                         None        None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                    0.75%       0.75%     0.75%
   Distribution and service (12b-1) fees                 0.25%(3)    1.00%     1.00%
   Other expenses(4)                                     0.33%       0.37%     0.25%
   Total annual operating expenses(2)(4)                 1.33%(3)(5) 2.12%     2.00%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.55% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class A, Class B or Class C shares of the fund, are 1.13%, 1.92% and 1.80%, respectively.


(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.


THE HARTFORD MUTUAL FUNDS                                                     71

THE HARTFORD HIGH YIELD FUND

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.


(5) Effective November 1, 2006, HIFSCO has voluntarily agreed through October 31, 2007 to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.15%, 1.90% and 1.90%, respectively.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                     72

THE HARTFORD INCOME FUND

INVESTMENT GOAL. The Hartford Income Fund seeks to provide a high level of current income. Capital appreciation is a secondary objective.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a diversified portfolio consisting predominantly of marketable debt securities. The fund invests, under normal circumstances, at least 65% of its total assets in securities rated "A" quality of better. This means securities that are rated at the time of purchase within the three highest categories assigned by Moody's ("Aaa", "Aa" or "A") or S&P ("AAA", "AA" or "A") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these three highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield - high risk securities" or "junk bonds". The fund may also invest up to 10% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.



The fund may invest up to 30% of its total assets in securities of foreign issuers and non-dollar securities and 10% of its total assets in issues purchased as defaulted securities. The fund may utilize derivatives to manage portfolio risk and to replicate securities the fund could buy that are not currently available in the market. Such derivatives may include (but are not limited to) swaps where the fund receives inflation-linked payments. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and warrants (including securities carrying warrants) to purchase equity securities or debt securities or loans.


Bonds in which the fund invests include, but are not limited to, (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible and convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed and mortgage-related securities, including collateralized mortgage obligations; (4) securities and loans issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers; and (5) commercial mortgage-backed securities.

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. Although the fund does not have a maximum maturity term restriction, the fund tends to have a dollar-weighted average maturity between approximately 3 to 30 years.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors or industries may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors and industries that, from a yield perspective, appear either attractive or unattractive. For individual securities, Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team, and security structure.

The fund may provide capital appreciation if one or more of its holdings increases in market value due to events such as fundamental improvement in business, increased demand for the security or as a benefit due to falling interest rates.

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield - high risk bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.


THE HARTFORD MUTUAL FUNDS                                                     73

THE HARTFORD INCOME FUND

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Because the fund may invest in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


THE HARTFORD MUTUAL FUNDS                                                     74

THE HARTFORD INCOME FUND

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

2003   10.02%
2004    5.10%
2005    1.72%
2006

During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                    LIFE OF FUND
                                                         1 YEAR   (SINCE 10/31/02)
                                                         ------   ----------------
Class A Return Before Taxes                               ____%         ____%
Class A Return After Taxes on Distributions               ____%         ____%
Class A Return After Taxes on Distributions and
   Sale of Fund Shares                                    ____%         ____%
Class B Return Before Taxes                               ____%         ____%
Class C Return Before Taxes                               ____%         ____%
Lehman Brothers U.S. Aggregate Bond Index (reflects
   no deduction for fees, expenses or taxes)              ____%         ____%


INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                         CLASS A   CLASS B   CLASS C
                                                         -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     4.50%      None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)    5.00%     1.00%


THE HARTFORD MUTUAL FUNDS                                                     75

THE HARTFORD INCOME FUND

   Exchange fees                                         None       None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                       0.60%      0.60%     0.60%
   Distribution and service (12b-1) fees                 0.25%(2)   1.00%     1.00%
   Other expenses(3)                                     0.35%      0.46%     0.36%
   Total annual operating expenses(3)(4)                 1.20%(2)   2.06%     1.96%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.


(4) Effective November 1, 2006, HIFSCO has agreed to limit permanently the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.95%, 1.70% and 1.70%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                     76

THE HARTFORD INFLATION PLUS FUND

INVESTMENT GOAL. The Hartford Inflation Plus Fund seeks a total return that exceeds the rate of inflation over an economic cycle.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 65% of its net assets in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury. The fund may also invest in inflation-protected debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as corporations and foreign governments. Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to the smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The fund invests, under normal circumstances, at least 80% of its net assets in securities of "investment grade" quality. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") and S&P ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its net assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield - high risk securities" or "junk bonds". The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least "Aa3" by Moody's. The fund may also invest up to 10% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.

In addition to its investments in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury, the fund will opportunistically invest up to 35% of its net assets in other sectors, including, but not limited to, nominal treasury securities, corporate bonds, asset-backed securities, mortgage-related securities and commercial mortgage-backed securities. The fund may invest up to 35% of its net assets in securities of foreign issuers and non-dollar securities, including inflation-protected securities of foreign issuers. Such inflation-protected securities of foreign issuers are generally indexed to the inflation rates in their respective economies. The fund may also utilize securities lending arrangements and reverse repurchase transactions. The fund may utilize derivatives to manage portfolio risk and to replicate securities the fund could buy but that are not currently available in the market. Such derivatives may include (but are not limited to) swaps where the fund receives inflation-linked payments.

There is no limit on the maturity of debt securities held by the fund or the average maturity of the fund's portfolio.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy and inflation. Hartford Investment Management then selects individual securities to buy or sell from selected issuers that, from a real yield perspective, appear either attractive or unattractive. Hartford Investment Management will select issues by assessing such factors as security structure, break even inflation rates, a company's business environment, balance sheet, income statement, anticipated earnings and management team.

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.


THE HARTFORD MUTUAL FUNDS                                                     77

THE HARTFORD INFLATION PLUS FUND

Inflation-protected debt securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-protected debt security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Because the fund may invest in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities.

Because the fund may engage in securities lending arrangements, the fund is subject to the risk that delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities.

Reverse repurchase agreements carry the risk that the market value of the securities which the fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as collateralized borrowing by the fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of the fund and, therefore, increases the possibility of fluctuation in the fund's net asset value.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.


THE HARTFORD MUTUAL FUNDS                                                     78

THE HARTFORD INFLATION PLUS FUND

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

2003   6.68%
2004   6.94%
2005   1.91%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                    LIFE OF FUND
                                                         1 YEAR   (SINCE 10/31/02)
                                                         ------   ----------------
Class A Return Before Taxes                               ____%         ____%
Class A Return After Taxes on Distributions               ____%         ____%
Class A Return After Taxes on Distributions
   and Sale of Fund shares                                ____%         ____%
Class B Return Before Taxes                               ____%         ____%
Class C Return Before Taxes                               ____%         ____%
Lehman Brothers U.S. TIPS Index (reflects no
   deduction for fees, expenses or taxes)                 ____%         ____%



THE HARTFORD MUTUAL FUNDS                                                     79

THE HARTFORD INFLATION PLUS FUND

INDEX: The Lehman Brothers U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS A   CLASS B   CLASS C
                                                         -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases
      as a percentage of offering price                  4.50%        None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)     5.00%     1.00%
   Exchange fees                                         None         None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                    0.58%       0.58%     0.58%
   Distribution and service (12b-1) fees                 0.25%(3)    1.00%     1.00%
   Other expenses(4)                                     0.17%       0.23%     0.18%
   Total annual operating expenses(2)(4)                 1.00%(3)(5) 1.81%     1.76%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, the management fee is 0.48% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class A, Class B or Class C shares of the fund are 0.90%, 1.71% and 1.66%, respectively.



(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) HIFSCO has agreed to limit permanently the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.85%, 1.60% and 1.60%, respectively. This policy may be discontinued at any time.



EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____


You would pay the following expenses if you did not redeem your shares:


THE HARTFORD MUTUAL FUNDS                                                     80

THE HARTFORD INFLATION PLUS FUND


EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                     81

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND

INVESTMENT GOAL. The Hartford International Capital Appreciation Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its assets in equity securities of foreign issuers, including non-dollar securities. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. Although some consideration is given to ensuring country diversification, allocation of investments among countries is primarily the result of sector and security selection. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.


The fund's investment strategy is to invest in high-quality growth companies in international markets. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI EAFE Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $_________ million to $_________ billion.



The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI EAFE Index is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Stocks of companies with market capitalizations above $2 billion as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks. If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated. An investment in the fund entails substantial market risk.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Wellington Management's investment strategy will influence performance significantly. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual


THE HARTFORD MUTUAL FUNDS                                                     82

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND

returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

2002   -18.76%
2003    49.00%
2004    23.31%
2005     5.63%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                            LIFE OF FUND
                                                                               (SINCE
                                                         1 YEAR   5 YEARS     04/30/01)
                                                         ------   -------   ------------
Class A Return Before Taxes                               ____%    ____%        ____%
Class A Return After Taxes on Distributions               ____%    ____%        ____%
Class A Return After Taxes on Distributions and
   Sale of Fund Shares                                    ____%    ____%        ____%
Class B Return Before Taxes                               ____%    ____%        ____%
Class C Return Before Taxes                               ____%    ____%        ____%
MSCI EAFE Index (reflects no deduction for fees,
   expenses or taxes)                                     ____%    ____%        ____%
MSCI EAFE Growth Index (reflects no deduction for
   fees, expenses or taxes)                               ____%    ____%        ____%


INDEX: The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     83

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND

The Morgan Stanley Capital International Europe, Australasia and Far East Growth Index ("MSCI EAFE Growth Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the growth securities within the MSCI EAFE Index. You cannot invest directly in an index.

The fund has changed its benchmark from the MSCI EAFE Index to the MSCI EAFE Growth Index because the fund's investment manager believes that the MSCI EAFE Growth Index is better suited to the investment strategy of the fund.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS A     CLASS B   CLASS C
                                                         -------     -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     5.50%        None      None
   Maximum  deferred  sales charge (load) (as a
      percentage  of purchase  price or redemption
      proceeds, whichever is less)                       None(1)      5.00%     1.00%
   Exchange fees                                         None         None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                    0.90%        0.90%     0.90%
   Distribution and service (12b-1) fees                 0.25%(3)     1.00%     1.00%
   Other expenses(4)                                     0.52%        0.66%     0.49%
   Total annual operating expenses(2)(4)                 1.67%(3)(5)  2.56%     2.39%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 1.00% to 0.90%.



(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.






(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.60%, 2.35% and 2.35%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                     84

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND

You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                     85

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

INVESTMENT GOAL. The Hartford International Opportunities Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. The securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging market securities.


Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value. Wellington Management seeks to invest in companies with underappreciated assets, improving return on capital and/or stocks that it believes are mis-priced by the market due to short-term issues. This proprietary research takes into account each company's long-term history as well as Wellington Management's analysts' forward-looking estimates, and allows for a comparison of the intrinsic value of stocks on a global basis focusing on return on invested capital in conjunction with other valuation metrics. Portfolio construction is driven primarily by bottom-up stock selection, with region, country and sector weightings being secondary factors.



The fund may invest in opportunities across the market capitalization spectrum, but under normal circumstances invests primarily in large and mid capitalization companies, resulting in a portfolio with market capitalization characteristics similar to the MSCI AC World ex US Index. As of December 31, 2006, the range of market capitalizations of companies in the MSCI AC World ex US Index was between approximately $_________ million and $_________ billion.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a


THE HARTFORD MUTUAL FUNDS                                                     86

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

1997     0.84%
1998    12.53%
1999    39.13%
2000   -15.52%
2001   -18.74%
2002   -20.20%
2003    31.47%
2004    17.27%
2005    13.72%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
Class A Return Before Taxes                               ____%    ____%    ____%
Class A Return After Taxes on Distributions               ____%    ____%    ____%
Class A Return After Taxes on Distributions and
   Sale of Fund Shares                                    ____%    ____%    ____%
Class B Return Before Taxes                               ____%    ____%    ____%
Class C Return Before Taxes(1)                            ____%    ____%    ____%
MSCI AC World ex US Index (reflects no deduction for
   fees, expenses or taxes)                               ____%    ____%    ____%(2)



THE HARTFORD MUTUAL FUNDS                                                     87

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

INDEX: The Morgan Stanley Capital International All Country World ex US Index ("MSCI AC World ex US Index") is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


(2)  Return is from 7/31/1996 - 12/31/2006.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS A     CLASS B   CLASS C
                                                         -------     -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases
      as a percentage of offering price                  5.50%        None       None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)      5.00%      1.00%
   Exchange fees                                         None         None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                       0.85%        0.85%      0.85%
   Distribution and service (12b-1) fees                 0.25%(2)     1.00%      1.00%
   Other expenses(3)                                     0.62%        0.83%      0.57%
   Total annual operating expenses(3)                    1.72%(2)(4)  2.68%      2.42%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.57%, 2.35% and 2.35%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____


You would pay the following expenses if you did not redeem your shares:


THE HARTFORD MUTUAL FUNDS                                                     88

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND


EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                     89

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

INVESTMENT GOAL. The Hartford International Small Company Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of foreign issuers, including non-dollar securities, of small capitalization companies. The fund defines small capitalization companies as companies with a market capitalization within the range of the S&P/Citigroup Extended Market Euro-Pacific Index. As of December 31, 2006, the range of market capitalizations of companies in the S&P/Citigroup Extended Market Euro-Pacific Index was between approximately $_________ million and $___________ billion. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest up to 15% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.


The fund's investment approach is to invest in equity securities of foreign issuers that Wellington Management believes have significant potential for capital appreciation. Wellington Management uses its proprietary global research capabilities to identify stocks for the portfolio. Wellington Management takes a local-regional approach to research and stock selection using a number of different sources to identify purchase candidates including the firm's proprietary research, local brokers, and company and local referrals. The sources used depend greatly on the region and industry. Long-term investment themes based on general economic factors, along with cost of capital and liquidity forecasts, are important in targeting research efforts.


A candidate for purchase in the portfolio is subjected to extensive fundamental analysis. The Fund seeks candidates that exhibit some combination of:


     -    a well-articulated business plan,

     -    experienced management,

     -    a sustainable competitive advantage, and

     -    strong financial characteristics.

In addition, valuation analysis, including relevant industry valuations, is used to compare the results to a global and local peer group of companies. Candidate companies that compare favorably with the fundamentals, growth, and valuation characteristics of peers are strong candidates for the portfolio. In implementing purchase decisions, consideration is given to size, liquidity and volatility. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the portfolio. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages or are expected to benefit from extended growth opportunities.

MAIN RISKS. As with most equity funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


THE HARTFORD MUTUAL FUNDS                                                     90

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

2002   -4.38%
2003   54.66%
2004   16.21%
2005   18.00%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, _____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                            LIFE OF FUND
                                                                               (SINCE
                                                         1 YEAR   5 YEARS     04/30/01)
                                                         ------   -------   ------------
Class A Return Before Taxes                               ____%    ____%        ____%
Class A Return After Taxes on Distributions               ____%    ____%        ____%
Class A Return After Taxes on Distributions and
   Sale of Fund Shares                                    ____%    ____%        ____%



THE HARTFORD MUTUAL FUNDS                                                     91

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND


Class B Return Before Taxes                               ____%    ____%        ____%
Class C Return Before Taxes                               ____%    ____%        ____%
S&P/Citigroup Extended Market Euro-Pacific Index
   (reflects no deduction for fees, expenses or taxes)    ____%    ____%        ____%


INDEX: The S&P/Citigroup Extended Market Euro-Pacific Index is a global equity index comprised of the smallest 20% of each country's market capitalization in the S&P/Citigroup Broad Market Global Index. (The S&P/Citigroup Broad Market Global Index captures all companies in developed and emerging markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed countries are included except the US and Canada. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS A     CLASS B   CLASS C
                                                         -------     -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases
      as a percentage of offering price                  5.50%        None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)      5.00%     1.00%
   Exchange fees                                         None         None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                    0.90%        0.90%     0.90%
   Distribution and service (12b-1) fees                 0.25%(3)     1.00%     1.00%
   Other expenses(4)                                     0.57%        0.78%     0.46%
   Total annual operating expenses(2)(4)                 1.72%(3)(5)  2.68%     2.36%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 1.00% to 0.90%.


(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.





(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.60%, 2.35% and 2.35%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that


THE HARTFORD MUTUAL FUNDS                                                     92

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                     93

THE HARTFORD LARGECAP GROWTH FUND



INVESTMENT GOAL. The Hartford LargeCap Growth Fund seeks long-term growth of capital.



PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in stocks that the fund's sub-adviser believes have superior return potential. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of large capitalization companies. The fund defines large capitalization companies as companies with market capitalizations within the collective range of the Russell 1000 and S&P 500 Indices. As of December 31, 2006, the market capitalization of companies included in these indices ranged from approximately $__ billion to $__ billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.



In assessing a stock's superior return potential, Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.



MAIN RISKS. As with all stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.



The sub-adviser's investment strategy will influence performance significantly. If the sub-adviser's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money. In addition, if the sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.



The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.



PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.



YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.



                                                         CLASS A     CLASS B   CLASS C
                                                         -------     -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     5.50%        None      None
   Maximum deferred sales charge (load)
      (as a percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)      5.00%     1.00%
   Exchange fees                                         None         None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                        .65%         .65%      .65%
   Distribution and service (12b-1) fees                 0.25%(2)     1.00%     1.00%
   Other expenses (3)(4)                                 0.35%        0.35%     0.35%
   Total annual operating expenses (3)(4)                1.25%(2)(5)  2.00%     2.00%



THE HARTFORD MUTUAL FUNDS                                                     94

THE HARTFORD LARGECAP GROWTH FUND



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."



(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3)  Estimated for the current fiscal year.



(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.25%, 2.00% and 2.00%, respectively. This policy may be discontinued at any time.



EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



You would pay the following expenses if you redeemed your shares at the end of each period:



EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                     $670      $703      $303
Year 3                                                     $925      $927      $627



You would pay the following expenses if you did not redeem your shares:



EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                     $670      $203      $203
Year 3                                                     $925      $627      $627



THE HARTFORD MUTUAL FUNDS                                                     95

THE HARTFORD MIDCAP FUND


AS OF AUGUST 16, 2004, THE FUND NO LONGER OFFERS CLASS A, B AND C SHARES EXCEPT AS FOLLOWS. THE FUND WILL CONTINUE TO OFFER AND SELL SHARES TO INVESTORS WHO PARTICIPATE IN WRAP-FEE OR SIMILAR PROGRAMS IN CONNECTION WITH CERTAIN INVESTMENT PLATFORMS. CURRENTLY, THE WRAP-FEE PROGRAMS THAT QUALIFY ARE THOSE WITH STRATEGIC ADVISERS, INC. (THAT ARE CLEARED THROUGH NATIONAL FINANCIAL SERVICES), THE RAYMOND JAMES FREEDOM WRAP ACCOUNT, AND THE A.G. EDWARDS PROFESSIONAL FUND ADVISOR (PFA) WRAP ACCOUNT. THE FUND WILL CONTINUE TO OFFER AND SELL SHARES: (1) THROUGH ACH AND OTHER SIMILAR SYSTEMATIC INVESTMENT FACILITIES TO INVESTORS WHO ESTABLISHED PLANS TO INVEST THROUGH SUCH FACILITIES PRIOR TO AUGUST 16, 2004, (2) FOR REINVESTMENT OF CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS, AND (3) TO CERTAIN QUALIFIED RETIREMENT PLANS THAT INCLUDED (OR OFFERED) THE FUND AS AN INVESTMENT OPTION PRIOR TO AUGUST 16, 2004.

THE FUND CONTINUES TO PAY 12B-1 FEES. THESE FEES ARE PAID FOR ONGOING SHAREHOLDER SERVICES, TO COMPENSATE BROKERS FOR PAST SALES AND TO REIMBURSE THE FUND'S DISTRIBUTOR FOR COMMISSIONS PAID IN CONNECTION WITH PAST SALES.

INVESTMENT GOAL. The Hartford MidCap Fund seeks long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2006, this range was between approximately $___ million and $___ billion. The fund favors high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.



The fund uses a "bottom-up" investment strategy, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.


THE HARTFORD MUTUAL FUNDS                                                     96

THE HARTFORD MIDCAP FUND


The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

1998    23.12%
1999    50.17%
2000    24.86%
2001    -4.65%
2002   -15.01%
2003    35.84%
2004    15.94%
2005    16.25%
2006


During the periods shown in the bar chart, the highest quarterly return was ___% (__ quarter, ___) and the lowest quarterly return was ___% (___ quarter, ___).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                              LIFE OF FUND
                                                         1 YEAR   5 YEARS   (SINCE 12/31/97)
                                                         ------   -------   ----------------
Class A Return Before Taxes                               ____%    ____%         ____%
Class A Return After Taxes on Distributions               ____%    ____%         ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%    ____%         ____%
Class B Return Before Taxes                               ____%    ____%         ____%
Class C Return Before Taxes(1)                            ____%    ____%         ____%
S&P MidCap 400 Index (reflects no deduction for fees,
   expenses or taxes)                                     ____%    ____%         ____%


INDEX: The S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity market. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


THE HARTFORD MUTUAL FUNDS                                                     97

THE HARTFORD MIDCAP FUND


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS A      CLASS B   CLASS C
                                                         -------      -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering Price                     5.50%         None      None
   Maximum deferred sales charge (load)
      (as a percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)       5.00%     1.00%
   Exchange fees                                         None          None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                       0.74%         0.74%     0.74%
   Distribution and service (12b-1) fees                 0.25%(2)      1.00%     1.00%
   Other expenses(3)                                     0.31%         0.34%     0.25%
   Total annual operating expenses(3)                    1.30%(2)(4)   2.08%     1.99%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.37%. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                     98

THE HARTFORD MIDCAP GROWTH FUND



INVESTMENT GOAL. The Hartford MidCap Growth Fund seeks long-term growth of capital.



PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in growth style stocks. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell MidCap Growth and S&P MidCap 400 Indices. As of December 31, 2006, this range was between $_ million and $_ billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.



A key tenet of the investment management team's investment philosophy is that earnings growth drives stock prices. The team believes that companies with superior earnings growth potential are most often found in industries experiencing secular up-trends or "tailwinds." To identify stocks with superior potential for earnings growth, the investment management team will combine a "bottom-up" approach with top-down industry analysis. Key investment themes, industry trends, and companies will be identified through this fundamental analysis. Fundamental analysis involves meeting with a company's management, assessing its competitive and financial position and projecting earnings power and future stock prices based on a number of valuation disciplines.



MAIN RISKS. As with most equity funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of mid-sized companies may be more risky than equity securities of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company equity securities as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of equity securities. You could lose money as a result of your investment.



If the fund's sub-adviser, Hartford Investment Management Company ("Hartford Investment Management"), incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Hartford Investment Management had anticipated.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.



Hartford Investment Management's investment strategy will influence performance significantly. If Hartford Investment Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.



PAST PERFORMANCE. The fund commenced operations on July 31, 2006. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.



YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.



                                                         CLASS A     CLASS B   CLASS C
                                                         -------     -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                      5.50%        None      None
   Maximum deferred sales charge (load)
      (as a percentage of purchase price or redemption
      proceeds, whichever is less)                        None(1)      5.00%     1.00%
   Exchange fees                                          None         None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                       0.800%       0.800%    0.800%
   Distribution and service (12b-1) fees                  0.25%(2)    1.00%     1.00%
   Other expenses(3)(4)                                  0.350%       0.350%    0.350%
   Total annual operating expenses(3)                    1.400%(2)(5) 2.150%    2.150%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."



THE HARTFORD MUTUAL FUNDS                                                     99

THE HARTFORD MIDCAP GROWTH FUND



(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3)  Estimated for the current fiscal year.



(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.40%, 2.20% and 2.20%. This policy may be discontinued at any time.



EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



You would pay the following expenses if you redeemed your shares at the end of each period:



EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____



You would pay the following expenses if you did not redeem your shares:



EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                    100

THE HARTFORD MIDCAP VALUE FUND

AS OF AUGUST 16, 2004, THE FUND NO LONGER OFFERS CLASS A, B AND C SHARES EXCEPT AS FOLLOWS. THE FUND WILL CONTINUE TO OFFER AND SELL SHARES: (1) THROUGH ACH AND OTHER SIMILAR SYSTEMATIC INVESTMENT FACILITIES TO INVESTORS WHO ESTABLISHED PLANS TO INVEST THROUGH SUCH FACILITIES PRIOR TO AUGUST 16, 2004 AND (2) FOR REINVESTMENT OF CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS.

THE FUND CONTINUES TO PAY 12B-1 FEES. THESE FEES ARE PAID FOR ONGOING SHAREHOLDER SERVICES, TO COMPENSATE BROKERS FOR PAST SALES AND TO REIMBURSE THE FUND'S DISTRIBUTOR FOR COMMISSIONS PAID IN CONNECTION WITH PAST SALES.

INVESTMENT GOAL. The Hartford MidCap Value Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2006, this range was between approximately $___ million and $___ billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.



The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its issuer's earnings power, growth potential and price-to-earnings ratio. Stocks are selected whose issuers, in Wellington Management's opinion, have the most compelling blend of the following attributes:


     -    high fundamental investment value,

     -    a strong management team, and

     -    strong industry position.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.


THE HARTFORD MUTUAL FUNDS                                                    101

THE HARTFORD MIDCAP VALUE FUND

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

2002   -13.49%
2003    42.49%
2004    15.54%
2005     9.61%
2006


During the periods shown in the bar chart, the highest quarterly return was ___% (__ quarter, ___) and the lowest quarterly return was ___% (__ quarter, ___).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                              LIFE OF FUND
                                                         1 YEAR   5 YEARS   (SINCE 04/30/01)
                                                         ------   -------   ----------------
Class A Return Before Taxes                               ____%    ____%          ____%
Class A Return After Taxes on Distributions               ____%    ____%          ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%    ____%          ____%
Class B Return Before Taxes                               ____%    ____%          ____%
Class C Return Before Taxes                               ____%    ____%          ____%
Russell 2500 Value Index
   (reflects no deduction for fees, expenses or taxes)    ____%    ____%          ____%



THE HARTFORD MUTUAL FUNDS                                                    102

THE HARTFORD MIDCAP VALUE FUND

INDEX: The Russell 2500 Value Index is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS A    CLASS B   CLASS C
                                                         -------    -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     5.50%       None      None
   Maximum deferred sales charge (load)
      (as a percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)     5.00%     1.00%
   Exchange fees                                         None        None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                       0.85%       0.85%     0.85%
   Distribution and service (12b-1) fees                 0.25%(2)    1.00%     1.00%
   Other expenses(3)                                     0.39%       0.48%     0.34%
   Total annual operating expenses(3)                    1.49%(2)(4) 2.33%     2.19%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.40%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                    103

THE HARTFORD MONEY MARKET FUND

INVESTMENT GOAL. The Hartford Money Market Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by Hartford Investment Management. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities;
(3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

The fund may invest up to 100% of its total assets in securities of foreign issuers.

The fund purchases securities which Hartford Investment Management believes offer attractive returns relative to the risks undertaken. In addition, Hartford Investment Management adjusts the average maturity of the portfolio in anticipation of interest rate changes.

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, income risk, manager risk and foreign investment risk.

A rise in interest rates could cause a fall in the values of the fund's securities.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Manager risk refers to the risk that if Hartford Investment Management does not effectively implement the fund's investment goal and style, the fund could underperform its peers.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is a risk that the fund's share price could fall below $1.00, which would make your shares worth less than what you paid for them.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


THE HARTFORD MUTUAL FUNDS                                                    104

THE HARTFORD MONEY MARKET FUND

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

1997   4.73%
1998   4.69%
1999   4.32%
2000   5.33%
2001   3.29%
2002   0.97%
2003   0.24%
2004   0.44%
2005   2.36%


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                         1 YEAR   5 YEARS   10 YEARS(1)
                                                         ------   -------   -----------
Class A                                                   ____%    ____%     ____%
Class B                                                   ____%    ____%     ____%
Class C(2)                                                ____%    ____%     ____%
60-Day Treasury Bill Index (reflects no deductions for
   fees, expenses or taxes)                               ____%    ____%     ____%(3)


INDEX: 60-Day Treasury Bill Index is an unmanaged index of short-term treasury bills. You cannot invest directly in an index.

Please call 1-888-843-7824 for the fund's most recent current and effective yield information. HIFSCO, the distributor of The Hartford Mutual Funds, has agreed to waive receipt of Rule 12b-1 fees for Class B and C shares in an amount necessary to prevent the yield on those shares from becoming negative. This waiver may be discontinued at any time. Total return and yield for Class B and Class C shares would have been lower if the fund's Rule 12b-1 fees had not been limited by HIFSCO.

(1) Class B and Class C performance information is based on the inception date of Class B shares, August 22, 1997.

(2) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


(3)  Return is from 3/22/1997 - 12/31/2006



THE HARTFORD MUTUAL FUNDS                                                    105

THE HARTFORD MONEY MARKET FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS A    CLASS B   CLASS C
                                                         -------    -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     None        None      None
   Maximum deferred sales charge (load)
      (as a percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)     5.00%     1.00%
   Exchange fees                                         None        None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                       0.50%       0.50%     0.50%
   Distribution and service (12b-1) fees                 0.25%(2)    1.00%     1.00%
   Other expenses(3)                                     0.47%       0.38%     0.30%
   Total annual operating expenses(3)                    1.22%(2)(4) 1.88%     1.80%


(1) A contingent deferred sales charge of 1.00% may apply only on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.


(4) HIFSCO has agreed to limit permanently the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.95%, 1.70% and 1.70%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                    106

THE HARTFORD SELECT MIDCAP GROWTH FUND

INVESTMENT GOAL. The Hartford Select MidCap Growth Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in growth style stocks. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the range of companies in the Russell Midcap Growth Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $_______ million to $_______ billion. The fund may invest up to 20% of its assets in securities of foreign issuers and non-dollar securities. The fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests.






Hartford Investment Management seeks to achieve the fund's goal of long-term capital appreciation by using a quantitative multifactor approach to bottom-up stock selection. Hartford Investment Management utilizes a set of varied market factors to model each stock's relative attractiveness, with a focus on those factors driving the market.





MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


Because the fund may invests in REITs, the fund may be exposed to the risks associated with the real estate market.



Hartford Investment Management's investment strategy will influence performance significantly. If Hartford Investment Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money. In addition, if Hartford Investment Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.






THE HARTFORD MUTUAL FUNDS                                                    107

THE HARTFORD SELECT MIDCAP GROWTH FUND





THE HARTFORD MUTUAL FUNDS                                                    108

THE HARTFORD SELECT MIDCAP GROWTH FUND

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


Hartford Investment Management became a sub-adviser effective [__________]. Performance information represents performance of previous sub-advisers.



CLASS A TOTAL RETURN BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


                               (PERFORMANCE GRAPH)

2005   6.98%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIOD ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                     LIFE OF FUND
                                                         1 YEAR   (SINCE 01/01/2005)
                                                         ------   ------------------
Class A Return Before Taxes                              _____%         _____%
Class A Return After Taxes on Distributions              _____%         _____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                        _____%         _____%
Class B Return Before Taxes                              _____%         _____%
Class C Return Before Taxes                              _____%         _____%
Russell MidCap Growth Index (reflects no deduction for
   fees, expenses or taxes)                              _____%         _____%



THE HARTFORD MUTUAL FUNDS                                                    109

THE HARTFORD SELECT MIDCAP GROWTH FUND

INDEX: The Russell MidCap Growth Index is an unmanaged index measuring the performance of the mid-cap growth segment of the U.S. equity universe. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                         CLASS A    CLASS B   CLASS C
                                                         -------    -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     5.50%       None      None
   Maximum deferred sales charge (load)
      (as a percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)     5.00%     1.00%
   Exchange fees                                         None        None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                       0.90%       0.90%     0.90%
   Distribution and service (12b-1) fees                 0.25%(2)    1.00%     1.00%
   Other expenses(3)                                     1.07%       1.45%     1.36%
   Total annual operating expenses(3)                    2.22%(2)(4) 3.35%     3.26%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.50%, 2.25% and 2.25%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $ ____    $____
Year 3                                                    $____     $ ____    $____
Year 5                                                    $____     $ ____    $____
Year 10                                                   $____     $ ____    $____


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                    110

THE HARTFORD SELECT MIDCAP GROWTH FUND


THE HARTFORD MUTUAL FUNDS                                                    111

THE HARTFORD SELECT MIDCAP VALUE FUND

INVESTMENT GOAL. The Hartford Select MidCap Value Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in value style stocks. Under normal circumstances, at least 80% of the fund's assets are invested in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the range of companies in the Russell Midcap Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $__________ million to $__________ billion. The fund may invest up to 20% of its assets in securities of foreign issuers and non-dollar securities. The fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests.






Hartford Investment Management seeks to achieve the fund's goal of long-term capital appreciation by using a quantitative multifactor approach to bottom-up stock selection. Hartford Investment Management utilizes a set of varied market factors to model each stock's relative attractiveness, with a focus on those factors driving the market.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.


THE HARTFORD MUTUAL FUNDS                                                    112

THE HARTFORD SELECT MIDCAP VALUE FUND

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.


Because the fund may invests in REITs, the fund may be exposed to the risks associated with the real estate market.



Hartford Investment Management's investment strategy will influence performance significantly. If Hartford Investment Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money. In addition, if Hartford Investment Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.



PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



Hartford Investment Management became a subadviser effective [__________]. Performance represents performance of previous sub-advisers.



CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)



THE HARTFORD MUTUAL FUNDS                                                    113

THE HARTFORD SELECT MIDCAP VALUE FUND

                               (PERFORMANCE GRAPH)

2005   6.98%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIOD ENDING 12/31/2006
(INCLUDES SALES CHARGES)






                                                                     LIFE OF FUND
                                                         1 YEAR   (SINCE 04/29/2005)
                                                         ------   ------------------
Class A Return Before Taxes                               _____%        _____%
Class A Return After Taxes on Distributions               _____%        _____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                         _____%        _____%
Class B Return Before Taxes                               _____%        _____%
Class C Return Before Taxes                               _____%        _____%
Russell MidCap Value Index (reflects no deduction for
   fees, expenses or taxes)                               _____%        _____%



INDEX: The Russell MidCap Value Index is an unmanaged index measuring the performance of the mid-cap value segment of the U.S. equity universe. You cannot invest directly in an index.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                         CLASS A      CLASS B   CLASS C
                                                         -------      -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     5.50%          None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)        5.00%     1.00%
   Exchange fees                                         None           None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                       1.00%          1.00%     1.00%
   Distribution and service (12b-1) fees                 0.25%(2)       1.00%     1.00%
   Other expenses(3)                                     0.42%          0.64%     0.53%
   Total annual operating expenses(3)(4)                 1.67%(2)       2.64%     2.53%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


THE HARTFORD MUTUAL FUNDS                                                    114

THE HARTFORD SELECT MIDCAP VALUE FUND

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.55%, 2.30%, and 2.30%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                    115

THE HARTFORD SELECT SMALLCAP GROWTH FUND

INVESTMENT GOAL. The Hartford Select SmallCap Growth Fund seeks growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in stocks that the fund's sub-advisers believe have superior growth potential. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of small-capitalization companies. The fund defines small-capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2006, the market capitalization of companies included in these indices ranged from approximately $__________ million to $__________ billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. HIFSCO serves as the investment manager to the fund and is responsible for the oversight of the fund's investment sub-advisers. HIFSCO has selected two asset managers for the day-to-day portfolio management of the fund: Jennison Associates LLC and Oberweis Asset Management, Inc. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.


Jennison Associates LLC ("Jennison") believes that active management through original "bottom-up" fundamental research can add significant value in uncovering inefficiencies that exist in the small cap asset class. This product's style is best described as growth at a reasonable price. The investment team focuses its research efforts on those companies within the universe that they believe are most likely to generate attractive absolute and relative revenue and earnings growth while remaining reasonably valued relative to expectations. Original, fundamental bottom-up company research is the basis of the investment process, and the team primarily relies on its own analysis of companies and industry dynamics to make decisions. The team focuses on business evaluation to identify companies with a strong competitive position, quality management team, demonstrated growth in sales and earnings, balance sheet flexibility and strength and/or strong earnings growth prospects. Its underlying investment philosophy is to buy businesses rather than just stocks. If the team's initial criteria are met and company meetings further satisfy the team's requirements, detailed financial analysis is then performed. This analysis includes internal earnings estimates and earnings/cash flow projections. The final decision is based on the team's assessment of the appreciation potential of a security relative to its target. This potential is evaluated in the context of short and long-term catalysts for the stock as well as the risk attributes of a particular investment.


In managing its portion of the fund's assets, Oberweis Asset Management, Inc. ("Oberweis") seeks to invest in those companies it considers to have above-average long-term growth potential based on its analysis of eight factors. Oberweis considers or reviews the following factors and information as guidelines to identify such companies: (1) extraordinarily rapid growth in revenue; (2) extraordinarily rapid growth in pre-tax income; (3) a reasonable price/earnings ratio in relation to the company's underlying growth rate; (4) products or services that offer the opportunity for substantial future growth;
(5) favorable recent trends in revenue and earnings growth, ideally showing acceleration; (6) a reasonable price-to-sales ratio based on the company's underlying growth prospects and profit margins; (7) the company's financial statements, particularly footnotes, to identify unusual items which may indicate future problems; and (8) high relative strength in the market, in that the company's stock has outperformed at least 75% of other stocks in the market over the preceding twelve months. Such factors and the relative weight given to each will vary with economic and market conditions and the type of company being evaluated. No one factor will justify, and any one factor could rule out, an investment in a particular company.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


THE HARTFORD MUTUAL FUNDS                                                    116

THE HARTFORD SELECT SMALLCAP GROWTH FUND

Each sub-adviser's investment strategy will influence performance significantly. If a sub-adviser's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money. In addition, if a sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.

The investment styles employed by the fund's sub-advisers may not be complementary. The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


                               (PERFORMANCE GRAPH)

2005   6.98%
2006


THE HARTFORD MUTUAL FUNDS                                                    117

THE HARTFORD SELECT SMALLCAP GROWTH FUND


During the period shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).






AVERAGE ANNUAL TOTAL RETURNS FOR PERIOD ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                     LIFE OF FUND
                                                         1 YEAR   (SINCE 09/30/2005)
                                                         ------   ------------------
Class A Return Before Taxes                               _____%        _____%
Class A Return After Taxes on Distributions               _____%        _____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                         _____%        _____%
Class B Return Before Taxes                               _____%        _____%
Class C Return Before Taxes                               _____%        _____%
[Insert relevant index] (reflects no deduction for
   fees, expenses or taxes)                               _____%        _____%



INDEX: [Insert relevant index disclosure.]


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS A      CLASS B   CLASS C
                                                         -------      -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     5.50%          None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                        None(1)       5.00%     1.00%
   Exchange fees                                          None          None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                       1.05%          1.05%     1.05%
   Distribution and service (12b-1) fees                 0.25%(2)       1.00%     1.00%
   Other expenses (3)(4)                                 0.35%          0.35%     0.34%
   Total annual operating expenses (3)(4)                1.65%(2)(5)    2.40%     2.39%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3)  Estimated amounts for the current fiscal year.

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(5) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.65%, 2.40% and 2.40%, respectively. This policy may be discontinued at any time.


THE HARTFORD MUTUAL FUNDS                                                    118

THE HARTFORD SELECT SMALLCAP GROWTH FUND

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)
-----------------------------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                    119

THE HARTFORD SELECT SMALLCAP VALUE FUND



INVESTMENT GOAL. The Hartford Select SmallCap Value Fund seeks capital appreciation.



PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in value style stocks of small capitalization companies. Under normal circumstances, the fund pursues its objective by investing at least 80% of its assets in common stocks of small companies, focusing on those companies whose stock prices are believed to be undervalued. Small companies are those whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Value Index ($___ billion as of December 31, 2006). This average is updated monthly. In certain unusual circumstances, the fund may be unable to remain invested at this level in securities of companies with the stated market capitalization. The fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.



The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who adhere to distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected three different asset managers for the day-to-day portfolio management of the fund: Kayne Anderson Rudnick Investment Management, LLC, Metropolitan West Capital Management, LLC and SSgA Funds Management, Inc. Each sub-adviser acts independently of the others and uses its own methodology for selecting investments.



Kayne Anderson Rudnick Investment Management, LLC's ("KAR") investment philosophy is that strong risk-adjusted returns can be achieved through investment in high quality companies purchased at reasonable prices. KAR utilizes a disciplined, "bottom-up," fundamental approach to identify companies with rising free cash flow, high reinvestment rate, and strong financial characteristics. The major guideline that drives KAR's portfolio construction process is quality. KAR defines quality as a company that has market dominance with sustainable competitive advantages, a strong management team that has a strategic vision and a strong shareholder orientation, financial strength, and consistent growth.



Metropolitan West Capital Management, LLC ("MetWest Capital") believes a team of highly experienced investors who (1) research high-quality businesses from an objective perspective, (2) invest in small cap companies selling below fair value and (3) identify clear catalysts to help realize full value within a defined time frame will produce superior long-term returns with lower-than-market risk. MetWest Capital's approach is driven by fundamental research and utilizes a long-term focus that takes advantage of opportunities presented by short-term anomalies in high-quality businesses. MetWest Capital concentrates on selecting unique individual investments utilizing a low-risk, value-oriented methodology. MetWest Capital requires the existence of one or more factors, or catalysts, that they consider an impetus for change at the companies in which they invest. In other words, MetWest Capital determines why an undervalued security is accorded a discount by other investors and what will change to eliminate that discount over their investment horizon (typically two to three years).



SSgA Funds Management, Inc.'s ("SSgA FM") enhanced small cap value strategy is designed to draw on elements of passive and active investing to create a portfolio with similar characteristics to the Russell 2000 Value Index, but that also has the potential to provide excess returns. SSgA FM adheres to a quantitatively driven investment process through the usage of a multi factor model that assigns a ranking to each stock based on growth, valuation, and sentiment characteristics. The research process seeks to pinpoint stocks that are undervalued by the market, but possess superior earnings growth potential. The sentiment component helps determine whether or not it is a good time to purchase or hold a security based on the conviction of the marketplace. Risk controls seek to ensure that the strategy does not have a style or size bias relative to the Russell 2000 Value Index.



MAIN RISKS. As with most equity funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in large companies. Equity securities of small companies may be more risky than equity securities of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Small company equity securities as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of equity securities. Such equity securities may also pose greater liquidity risks. Additionally, overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. You could lose money as a result of your investment.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.



The sub-advisers' investment strategies will influence performance significantly. If a sub-adviser's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.



THE HARTFORD MUTUAL FUNDS                                                    120

THE HARTFORD SELECT SMALLCAP VALUE FUND



The investment styles employed by the fund's sub-advisers may not be complementary. The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.



The fund's investments are often focused in a small number of business sectors, which may pose greater liquidity risk and increases the risk of the fund should adverse economic developments occur in one of those sectors. In addition, the fund may invest in certain securities with unique risks, such as special situations. Special situations are companies about to undergo a structural, financial or management change, which may significantly affect the value of their securities.



PAST PERFORMANCE. The fund commenced operations on July 31, 2006. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.



YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.



                                                         CLASS A      CLASS B   CLASS C
                                                         -------      -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     5.50%          None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None(1)      5.00%     1.00%
   Exchange fees                                           None         None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                       1.000%        1.000%    1.000%
   Distribution and service (12b-1) fees                  0.25%(2)      1.00%     1.00%
   Other expenses(3)(4)                                  0.390%        0.390%    0.390%
   Total annual operating expenses(3)(4)                 1.640%(2)(5)  2.390%    2.390%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."



(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3)  Estimated for the current fiscal year.



(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.60%, 2.35%, and 2.35%, respectively. This policy may be discontinued at any time.



EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



You would pay the following expenses if you redeemed your shares at the end of each period:



EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $  708    $  742     $342
Year 3                                                    $1,039    $1,045     $745



You would pay the following expenses if you did not redeem your shares:



THE HARTFORD MUTUAL FUNDS                                                    121

THE HARTFORD SELECT SMALLCAP VALUE FUND



EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $  708     $242      $242
Year 3                                                    $1,039     $745      $745



THE HARTFORD MUTUAL FUNDS                                                    122

THE HARTFORD SHORT DURATION FUND



INVESTMENT GOAL. The Hartford Short Duration Fund seeks to provide a high level of income.



PRINCIPAL INVESTMENT STRATEGY. The fund seeks it goal by investing, under normal circumstances, at least 80% of its total assets in "investment grade" quality securities. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") or S&P ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least "Baa3" by Moody's and a dollar weighted average duration and average maturity of less than 3 years. Duration is a measure of the sensitivity of a fixed income security's price to changes in interest rates. The measure incorporates a bond's yield, coupon and final maturity. The longer a security's duration, the more sensitive it will generally be to changes in interest rates. Similarly, a fund with a longer average duration will generally be more sensitive to changes in interest rates than a fund with a shorter average duration. For example, a U.S. Treasury security with a duration of 2 can be expected to change in price by approximately 2% for every 100 basis point change in the yield of the security.



The fund may invest up to 20% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade The fund may also invest up to 10% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.


The fund may invest up to 25% of its total assets in securities of foreign issuers.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors or industries may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors and industries that, from a yield perspective, appear either attractive or unattractive. For individual securities, Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team, and security structure.

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's duration, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency


THE HARTFORD MUTUAL FUNDS                                                    123

THE HARTFORD SHORT DURATION FUND


exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.



In some circumstances the fund's investments could become harder to value.



Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.


Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

2003    3.87%
2004    1.45%
2005    1.79%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).



THE HARTFORD MUTUAL FUNDS                                                    124

THE HARTFORD SHORT DURATION FUND



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                    LIFE OF FUND
                                                         1 YEAR   (SINCE 10/31/02)
                                                         ------   ----------------
Class A Return Before Taxes                                ____%        ____%
Class A Return After Taxes on Distributions                ____%        ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                          ____%        ____%
Class B Return Before Taxes                                ____%        ____%
Class C Return Before Taxes                                ____%        ____%
Lehman Brothers 1-5 Year U.S. Government/Credit Index
   (reflects no deduction for fees, expenses or taxes)     ____%        ____%


INDEX: The Lehman Brothers 1-5 Year U.S. Government/Credit Index is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-5 Year Government/Credit Index includes securities in the 1-5 year maturity range in the Government/Credit Index. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS A      CLASS B   CLASS C
                                                         -------      -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     3.00%          None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)        5.00%     1.00%
   Exchange fees                                         None           None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                       0.55%          0.55%     0.55%
   Distribution and service (12b-1) fees                 0.25%(2)       1.00%     1.00%
   Other expenses(3)                                     0.25%          0.34%     0.23%
   Total annual operating expenses(3)                    1.05%(2)(4)    1.89%     1.78%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.


(4) HIFSCO has agreed to limit permanently the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, 0.90%, 1.65% and 1.65%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


THE HARTFORD MUTUAL FUNDS                                                    125

THE HARTFORD SHORT DURATION FUND



EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                    126

THE HARTFORD SMALL COMPANY FUND





INVESTMENT GOAL. The Hartford Small Company Fund seeks growth of capital.



PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2006, this range was between approximately $__________ million and $__________ billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.



The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.



Hartford Investment Management will seek growth of capital as its investment goal, through investing primarily in small capitalization companies, and will evaluate securities using what is sometimes referred to as a "bottom-up" approach (the use of fundamental analysis to identify specific securities for purchase or sale). However, Hartford Investment Management will do so with an investment strategy that complements Wellington Management's investment strategy.



Through fundamental analysis Wellington Management identifies companies that it believes have substantial potential for capital appreciation. Wellington Management selects securities of companies that, in its opinion:


     -    have potential for above-average earnings growth,

     -    are undervalued in relation to their investment potential,

     - have positive business and/or fundamental financial characteristics that are overlooked or misunderstood by investors, or

     - are relatively obscure and undiscovered by the overall investment community.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.





THE HARTFORD MUTUAL FUNDS                                                    127

THE HARTFORD SMALL COMPANY FUND

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


The sub-adviser's investment strategy will influence performance significantly. If a sub-adviser's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money. In addition, if a sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.



The investment styles employed by the fund's sub-advisers may not be complementary. The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


Hartford Investment Management became a sub-adviser effective June 2006. Performance information represents performance of a previous sub-adviser.


CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


THE HARTFORD MUTUAL FUNDS                                                    128

THE HARTFORD SMALL COMPANY FUND

                               (PERFORMANCE GRAPH)

1997     19.28%
1998     10.46%
1999     65.66%
2000    -13.12%
2001    -15.84%
2002    -30.54%
2003     55.40%
2004     11.37%
2005     20.54%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
Class A Return Before Taxes                               ____%    ____%    ____%
Class A Return After Taxes on Distributions               ____%    ____%    ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%    ____%    ____%
Class B Return Before Taxes                               ____%    ____%    ____%
Class C Return Before Taxes(1)                            ____%    ____%    ____%
Russell 2000 Growth Index (reflects no deduction for
   fees, expenses or taxes)                               ____%    ____%    ____%(2)


INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


(2)  Return is from 7/31/1996 - 12/31/2006.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


THE HARTFORD MUTUAL FUNDS                                                    129

THE HARTFORD SMALL COMPANY FUND


                                                         CLASS A      CLASS B   CLASS C
                                                         -------      -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     5.50%          None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)        5.00%     1.00%
   Exchange fees                                         None           None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                       0.85%          0.85%     0.85%
   Distribution and service (12b-1) fees                 0.25%(2)       1.00%     1.00%
   Other expenses(3)                                     0.47%          0.54%     0.45%
   Total annual operating expenses(3)                    1.57%(2)(4)    2.39%     2.30%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.40%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                    130

THE HARTFORD SMALLCAP GROWTH FUND

INVESTMENT GOAL. The Hartford SmallCap Growth Fund seeks to maximize short- and long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that the fund's sub-advisers believe have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2006, this range was between approximately $________ million and $_________ billion. The fund's portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests.



The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.



In managing its portion of the fund, Wellington Management employs what is often called a "bottom-up" approach, which is the use of fundamental analysis to select specific securities from a variety of industries. However, in constructing the portfolio, Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking. The portion of the fun managed by Wellington Management, invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. Global Industry Analyst ratings are based upon fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive valuation and timeliness measures. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.



Hartford Investment Management seeks to achieve the fund's goal of maximizing short- and long-term capital appreciation through investing primarily in small capitalization companies and using a bottom-up approach. Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.





MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.


THE HARTFORD MUTUAL FUNDS                                                    131

THE HARTFORD SMALLCAP GROWTH FUND


If the sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-advisers had anticipated.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


Because the fund may invests in REITs, the fund may be exposed to the risks associated with the real estate market.



The sub-adviser's investment strategy will influence performance significantly. If the sub-adviser's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


The investment styles employed by the fund's sub-advisers may not be complementary. The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class L, M and N shares (these classes are not offered in this prospectus), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class L, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class L, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.



Hartford Investment Management became a sub-adviser effective [__________]. Performance information represents performance of previous sub-advisers.


CLASS A TOTAL RETURNS BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)


THE HARTFORD MUTUAL FUNDS                                                    132

THE HARTFORD SMALLCAP GROWTH FUND

                               (PERFORMANCE GRAPH)

1997     1.52%
1998    19.85%
1999   111.43%
2000   -13.95%
2001   -21.97%
2002   -29.08%
2003    49.28%
2004    15.12%
2005     9.74%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).


(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
Class A Return Before Taxes(1)                            ____%    ____%      ____%
Class A Return After Taxes on Distributions(1)            ____%    ____%      ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares(1)                                      ____%    ____%      ____%
Class B Return Before Taxes(1)                            ____%    ____%      ____%
Class C Return Before Taxes(1)                            ____%    ____%      ____%
Russell 2000 Growth Index (reflects no deduction for
   fees, expenses or taxes)                               ____%    ____%      ____%


INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class L, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


THE HARTFORD MUTUAL FUNDS                                                    133

THE HARTFORD SMALLCAP GROWTH FUND


                                                         CLASS A      CLASS B   CLASS C
                                                         -------      -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     5.50%         None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)       5.00%     1.00%
   Exchange fees                                         None          None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                       0.87%         0.87%     0.87%
   Distribution and service (12b-1) fees                 0.25%(2)      1.00%     1.00%
   Other expenses(3)                                     0.50%         0.64%     0.46%
   Total annual operating expenses(3)                    1.62%(2)(4)   2.51%     2.33%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.40%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                    134

THE HARTFORD STOCK FUND


INVESTMENT GOAL. [The Hartford Stock Fund seeks long-term growth of capital.]



PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of the fund's assets in the common stocks of high quality companies. The fund's diversified portfolio of equity securities are evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.



In general, the fund selects companies to invest in that, in Wellington Management's opinion, demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may invest in stocks within a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. [As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $_ million to $_ billion.]


The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.


THE HARTFORD MUTUAL FUNDS                                                    135

THE HARTFORD STOCK FUND

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

1997    31.78%
1998    31.33%
1999    22.31%
2000    -5.09%
2001   -13.73%
2002   -24.49%
2003    25.34%
2004     3.14%
2005     8.84%
2006


During the periods shown in the bar chart, the highest quarterly return was ___% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
Class A Return Before Taxes                               ____%    ____%    ____%
Class A Return After Taxes on Distributions               ____%    ____%    ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%    ____%    ____%
Class B Return Before Taxes                               ____%    ____%    ____%
Class C Return Before Taxes(1)                            ____%    ____%    ____%
S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)                                     ____%    ____%    ____%(2)


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


(2)  Return is from 7/31/1996 - 12/31/2006.



THE HARTFORD MUTUAL FUNDS                                                    136

THE HARTFORD STOCK FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                         CLASS A      CLASS B   CLASS C
                                                         -------      -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     5.50%         None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)       5.00%     1.00%
   Exchange fees                                         None          None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                    0.72%         0.72%     0.72%
   Distribution and service (12b-1) fees                 0.25%(3)      1.00%     1.00%
   Other expenses(4)                                     0.45%         0.51%     0.37%
   Total annual operating expenses(2)(4)                 1.42%(3)(5)   2.23%     2.09%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.67% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class A, Class B or Class C shares of the fund are 1.37%, 2.18% and 2.04%, respectively.


(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. The "Other Expenses" in the table are based on, among other things, the fees the fund would have paid if the transfer agent had not waived a portion of its fee to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time.


(5) HIFSCO has voluntarily agreed through October 31, 2007 to limit the total annual operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.28%.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                    $ ____    $____     $____
Year 3                                                    $ ____    $____     $____
Year 5                                                    $ ____    $____     $____
Year 10                                                   $ ____    $____     $____



THE HARTFORD MUTUAL FUNDS                                                    137

THE HARTFORD TAX-FREE CALIFORNIA FUND

THIS FUND IS INTENDED FOR CALIFORNIA RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free California Fund seeks to provide current income exempt from both federal and California income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal and California state income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from both federal income tax and the income tax of California.


The fund primarily invests in tax-exempt obligations issued by the State of California, its agencies, instrumentalities and political subdivisions. At least 65% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), or S&P ("AAA", "AA", "A" or "BBB") or by Fitch, Inc. ("Fitch") ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield - high risk" or "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity of between 5 and 30 years.


The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by sector. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of California and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of California municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in California. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.


THE HARTFORD MUTUAL FUNDS                                                    138

THE HARTFORD TAX-FREE CALIFORNIA FUND

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

2003   3.80%
2004   6.14%
2005   4.51%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% ( quarter, 2003).



THE HARTFORD MUTUAL FUNDS                                                    139

THE HARTFORD TAX-FREE CALIFORNIA FUND


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                    LIFE OF FUND
                                                         1 YEAR   (SINCE 10/31/02)
                                                         ------   ----------------
Class A Return Before Taxes                               ____%         ____%
Class A Return After Taxes on Distributions               ____%         ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%         ____%
Class B Return Before Taxes                               ____%         ____%
Class C Return Before Taxes                               ____%         ____%
Lehman Brothers California Municipal Bond Index
   (reflects no deduction for fees, expenses or taxes)    ____%         ____%


INDEX: The Lehman Brothers California Municipal Bond Index is an unmanaged index of California municipal bond issues with maturities greater than one year. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                         CLASS A   CLASS B   CLASS C
                                                         -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     4.50%      None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)    5.00%     1.00%
   Exchange fees                                         None       None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                       0.55%      0.55%     0.55%
   Distribution and service (12b-1) fees                 0.25%(2)   1.00%     1.00%
   Other expenses(3)                                     0.22%      0.25%     0.25%
   Total annual operating expenses(3)(4)                 1.02%(2)   1.80%     1.80%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.


(4) HIFSCO has agreed to limit permanently the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.85%, 1.60% and 1.60%, respectively. This policy may be discontinued at any time.



THE HARTFORD MUTUAL FUNDS                                                    140

THE HARTFORD TAX-FREE CALIFORNIA FUND

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                    141

THE HARTFORD TAX-FREE MINNESOTA FUND

THIS FUND IS INTENDED FOR MINNESOTA RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free Minnesota Fund seeks to provide current income exempt from both federal income tax and Minnesota state personal income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal and Minnesota state income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from both federal income tax and the income tax of Minnesota.


The fund primarily invests in tax exempt obligations issued by the State of Minnesota, its agencies, instrumentalities and political subdivisions. At least 65% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), or S&P ("AAA", "AA", "A" or "BBB") or by Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield - high risk" or "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. The average maturity of the fund's holdings may range from five to thirty years.


The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of Minnesota and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of Minnesota municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in Minnesota. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class E, M and N shares (these classes are not offered in this prospectus), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those


THE HARTFORD MUTUAL FUNDS                                                    142

THE HARTFORD TAX-FREE MINNESOTA FUND

of the fund's Class E, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class E, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

1997    7.76%
1998    5.76%
1999   -2.57%
2000   10.54%
2001    3.69%
2002    7.79%
2003    4.79%
2004    4.45%
2005    2.54%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).


(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which have different operating expenses.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
Class A Return Before Taxes(1)                            ____%    ____%      ____%
Class A Return After Taxes on Distributions(1)            ____%    ____%      ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares(1)                                      ____%    ____%      ____%
Class B Return Before Taxes(1)                            ____%    ____%      ____%
Class C Return Before Taxes(1)                            ____%    ____%      ____%
Lehman Brothers Municipal Bond Index (reflects no
   deduction for fees, expenses or taxes)                 ____%    ____%      ____%



THE HARTFORD MUTUAL FUNDS                                                    143

THE HARTFORD TAX-FREE MINNESOTA FUND

INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years. You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class E, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                         CLASS A      CLASS B   CLASS C
                                                         -------      -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     4.50%         None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)       5.00%     1.00%
   Exchange fees                                         None          None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                       0.72%         0.72%     0.72%
   Distribution and service (12b-1) fees                 0.25%(2)      1.00%     1.00%
   Other expenses(3)                                     0.29%         0.30%     0.31%
   Total annual operating expenses(3)                    1.26%(2)(4)   2.02%     2.03%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.


(4) Effective November 1, 2006, HIFSCO has agreed to limit permanently the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.85%, 1.60% and 1.60%, respectively. This policy may be discontinued at any time.



(5) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.57% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class A, Class B or Class C shares of the fund are 1.11%, 1.87% and 1.88%, respectively.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


THE HARTFORD MUTUAL FUNDS                                                    144

THE HARTFORD TAX-FREE MINNESOTA FUND

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                    145

THE HARTFORD TAX-FREE NATIONAL FUND

INVESTMENT GOAL. The Hartford Tax-Free National Fund seeks to provide current income exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from federal income tax.


The fund primarily invests in tax-exempt obligations issued by states, territories, and possessions of the United States, and their political subdivisions, agencies and instrumentalities. At least 65% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), or S&P ("AAA", "AA", "A" or "BBB") or by Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield
- high risk" or "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. The average maturity of the fund's holdings may range from five to thirty years.


The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry and geographically. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

State or local political or economic conditions and developments can adversely affect the obligations issued by state and local governments. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class E, M and N shares (these classes are not offered in this prospectus), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class E, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher


THE HARTFORD MUTUAL FUNDS                                                    146

THE HARTFORD TAX-FREE NATIONAL FUND

than for the Class E, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

1997    8.73%
1998    5.23%
1999   -3.66%
2000    9.96%
2001    3.50%
2002    9.70%
2003    4.68%
2004    5.22%
2005    4.16%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).


(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which have different operating expenses.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
Class A Return Before Taxes(1)                            ____%    ____%      ____%
Class A Return After Taxes on Distributions(1)            ____%    ____%      ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares(1)                                      ____%    ____%      ____%
Class B Return Before Taxes(1)                            ____%    ____%      ____%
Class C Return Before Taxes(1)                            ____%    ____%      ____%
Lehman Brothers Municipal Bond Index (reflects no
   deduction for fees, expenses or taxes)                 ____%    ____%      ____%



THE HARTFORD MUTUAL FUNDS                                                    147

THE HARTFORD TAX-FREE NATIONAL FUND

INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years. You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class E, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS A      CLASS B   CLASS C
                                                         -------      -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     4.50%         None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)       5.00%     1.00%
   Exchange fees                                         None          None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                    0.75%         0.75%     0.75%
   Distribution and service (12b-1) fees                 0.25%(3)      1.00%     1.00%
   Other expenses(4)                                     0.26%         0.28%     0.24%
   Total annual operating expenses(2)(4)                 1.26%(3)(5)   2.03%     1.99%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.60% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class A, Class B or Class C shares of the fund are 1.11%, 1.88% and 1.84%, respectively.



(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) Effective November 1, 2006, HIFSCO has agreed to limit permanently the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.85%, 1.60% and 1.60%, respectively. This policy may be discontinued at any time.



EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that


THE HARTFORD MUTUAL FUNDS                                                    148

THE HARTFORD TAX-FREE NATIONAL FUND

your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                    149

THE HARTFORD TAX-FREE NEW YORK FUND

THIS FUND IS INTENDED FOR NEW YORK RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free New York Fund seeks to provide current income exempt from federal, New York State and New York City income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal, New York State and New York City income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from both federal income tax and the income tax of New York State and New York City.


The fund primarily invests in tax-exempt obligations issued by the State of New York, its agencies, instrumentalities and political subdivisions. At least 65% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), or S&P ("AAA", "AA", "A" or "BBB") or by Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield - high risk" or "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity of between 5 and 30 years.


The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by sector. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of New York and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of New York municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in New York City, which has experienced such a crisis before. The risk of a downturn in the U.S. economy, particularly in New York City and New York State, has been heightened by the terrorist attack on the World Trade Center on September 11, 2001. It is likely that New York City and New York State will suffer financial difficulties resulting from the attack, and such difficulties could adversely affect the ability of New York municipal issuers to make prompt payment of principal and interest, and/or result in a default or credit rating downgrade. As a result, this fund may be more volatile than a more geographically diversified municipal fund. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or New York State or New York City income tax laws, including tax rate reductions or the imposition of a flat tax.


THE HARTFORD MUTUAL FUNDS                                                    150

THE HARTFORD TAX-FREE NEW YORK FUND

Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

2003   6.03%
2004   4.86%
2005   3.64%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, _____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                    LIFE OF FUND
                                                         1 YEAR   (SINCE 10/31/02)
                                                         ------   ----------------
Class A Return Before Taxes                               ____%         ____%
Class A Return After Taxes on Distributions               ____%         ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%         ____%
Class B Return Before Taxes                               ____%         ____%
Class C Return Before Taxes                               ____%         ____%
Lehman Brothers New York Municipal Bond Index
   (reflects no deduction for fees, expenses or taxes)    ____%         ____%



THE HARTFORD MUTUAL FUNDS                                                    151

THE HARTFORD TAX-FREE NEW YORK FUND

INDEX: The Lehman Brothers New York Municipal Bond Index is an unmanaged index of New York municipal bond issues with maturities greater than one year. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS A      CLASS B   CLASS C
                                                         -------      -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     4.50%         None       None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption         None(1)       5.00%      1.00%
      proceeds, whichever is less)
   Exchange fees                                         None          None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                       0.55%         0.55%      0.55%
   Distribution and service (12b-1) fees                 0.25%(2)      1.00%      1.00%
   Other expenses(3)                                     0.23%         0.25%      0.24%
   Total annual operating expenses(3)                    1.03%(2)(4)   1.80%      1.79%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.


(4) HIFSCO has agreed to limit permanently the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.85%, 1.60% and 1.60%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $ 683     $ 282
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____


You would pay the following expenses if you did not redeem your shares:


THE HARTFORD MUTUAL FUNDS                                                    152

THE HARTFORD TAX-FREE NEW YORK FUND


EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                    153

THE HARTFORD TOTAL RETURN BOND FUND

INVESTMENT GOAL. The Hartford Total Return Bond Fund seeks a competitive total return, with income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers. The fund normally invests at least 70% of its portfolio in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated below investment grade. Any security rated "Ba" by Moody's or "BB" by S&P or lower, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, are below investment grade. Securities rated below investment grade are commonly referred to as "high yield - high risk" or "junk bonds". The fund may also invest up to 10% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund's portfolio. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities from selected industries that, from a total return perspective, appear to be attractive. Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team.




MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield - high risk bond prices can fall on bad news about the economy, an industry or a company.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of


THE HARTFORD MUTUAL FUNDS                                                    154

THE HARTFORD TOTAL RETURN BOND FUND

fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

1997   10.80%
1998    7.48%
1999   -2.71%
2000   11.26%
2001    7.73%
2002    9.28%
2003    7.14%
2004    3.93%
2005    1.72%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).



THE HARTFORD MUTUAL FUNDS                                                    155

THE HARTFORD TOTAL RETURN BOND FUND


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
Class A Return Before Taxes                               ____%    ____%     ____%
Class A Return After Taxes on Distributions               ____%    ____%     ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%    ____%     ____%
Class B Return Before Taxes                               ____%    ____%     ____%
Class C Return Before Taxes(1)                            ____%    ____%     ____%
Lehman Brothers U.S. Aggregate Bond Index (reflects no
   deduction for fees, expenses or taxes)                 ____%    ____%     ____% (2)


INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


(2)  Return is from 7/31/1996 - 12/31/2006.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS A     CLASS B   CLASS C
                                                         -------     -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     4.50%        None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)      5.00%     1.00%
   Exchange fees                                         None         None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                    0.55%        0.55%     0.55%
   Distribution and service (12b-1) fees                 0.25%(3)     1.00%     1.00%
   Other expenses(4)                                     0.36%        0.37%     0.24%
   Total annual operating expenses(2)(4)                 1.16%(3)(5)  1.92%     1.79%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.63% to 0.55%.



THE HARTFORD MUTUAL FUNDS                                                    156

THE HARTFORD TOTAL RETURN BOND FUND


(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.






(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) HIFSCO has agreed to limit permanently the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.00%, 1.75% and 1.75%, respectively.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                    157

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

INVESTMENT GOAL. The Hartford U.S. Government Securities Fund seeks to provide current income while maintaining preservation of capital consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.

To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. The fund tends to focus on maintaining a bond portfolio with a weighted average life of between five and fifteen years. The weighted average life of a security denotes the weighted average time to receipt of principal.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Entities such as Freddie Mac, Fannie Mae and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by Congressional appropriations and the debt and the mortgage-backed securities issued by them are neither guaranteed nor insured by the United States Government. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Pass-through securities issued by Fannie Mae and most of those issued by Freddie Mac are guaranteed as to timely payment of principal and interest by Fannie Mae or Freddie Mac, respectively, but are not backed by the full faith and credit of the U.S. Government. Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class E, M and N shares


THE HARTFORD MUTUAL FUNDS                                                    158

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

(these classes are not offered in this prospectus), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class E, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class E, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

1997    8.92%
1998    8.52%
1999   -1.99%
2000   11.50%
2001    7.49%
2002   10.82%
2003    0.89%
2004    3.22%
2005    1.78%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).


(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which have different operating expenses.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
Class A Return Before Taxes(1)                            ____%    ____%      ____%
Class A Return After Taxes on Distributions(1)            ____%    ____%      ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares(1)                                      ____%    ____%      ____%



THE HARTFORD MUTUAL FUNDS                                                    159

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND


Class B Return Before Taxes(1)                            ____%    ____%      ____%
Class C Return Before Taxes(1)                            ____%    ____%      ____%
Lehman Brothers U.S. Government Index (reflects no
   deduction for fees, expenses or taxes)                 ____%    ____%      ____%


INDEX: The Lehman Brothers U.S. Government Index is an unmanaged index of government bonds with maturities of one year or more. You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class E, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS A     CLASS B  CLASS C
                                                         -------     -------  -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     4.50%        None     None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)      5.00%    1.00%
   Exchange fees                                         None         None     None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                    0.56%        0.56%    0.56%
   Distribution and service (12b-1) fees                 0.25%(3)     1.00%    1.00%
   Other expenses(4)                                     0.41%        0.45%    0.33%
   Total annual operating expenses(2)(4)                 1.22%(3)(5)  2.01%    1.89%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.72% to 0.56%.



(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.






(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) HIFSCO has agreed to limit permanently the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.00%, 1.75% and 1.75%, respectively.



THE HARTFORD MUTUAL FUNDS                                                    160

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                    161

THE HARTFORD VALUE FUND

INVESTMENT GOAL. The Hartford Value Fund seeks long-term total return.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with market capitalizations above $2 billion. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.



The fund employs what is often called a "bottom-up" approach, which is the use of fundamental analysis to select specific securities from a variety of industries. The approach focuses on companies with market capitalizations generally above $2 billion that have below-average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The typical purchase candidate may be characterized as an overlooked company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. Purchase candidates provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Limited consideration is given to economic analysis in establishing sector and industry weightings.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $3 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


THE HARTFORD MUTUAL FUNDS                                                    162

THE HARTFORD VALUE FUND

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

2002   -23.16%
2003    27.85%
2004     9.86%
2005     7.51%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                              LIFE OF FUND
                                                         1 YEAR   5 YEARS   (SINCE 04/30/01)
                                                         ------   -------   ----------------
Class A Return Before Taxes                               ____%    ____%         ____%
Class A Return After Taxes on Distributions               ____%    ____%         ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%    ____%         ____%
Class B Return Before Taxes                               ____%    ____%         ____%
Class C Return Before Taxes                               ____%    ____%         ____%
Russell 1000 Value Index (reflects no deduction for
   fees, expenses or taxes)                               ____%    ____%         ____%


INDEX: The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies in the Russell 3000 Index, which measures the performance of the 3000 largest U.S. companies, based on total market capitalizations.) You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                    163

THE HARTFORD VALUE FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS A     CLASS B  CLASS C
                                                         -------     -------  -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     5.50%        None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)      5.00%     1.00%
   Exchange fees                                         None         None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                       0.80%        0.80%     0.80%
   Distribution and service (12b-1) fees                 0.25%(2)     1.00%     1.00%
   Other expenses(3)                                     0.36%        0.54%     0.39%
   Total annual operating expenses(3)                    1.41%(2)(4)  2.34%     2.19%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.40%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                    164

THE HARTFORD VALUE OPPORTUNITIES FUND


INVESTMENT GOAL. [The Hartford Value Opportunities Fund seeks capital appreciation.]


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that Wellington Management believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach [demands an emphasis (Wellington proposes changing "demands and emphasis" to "uses)] extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its price-to-earnings ratio, issuer's earnings power, and growth potential. Stocks are selected whose issuers, in Wellington Management's opinion have the most compelling blend of the following attributes:


     -    high fundamental investment value,

     -    a strong management team, and

     -    strong industry position.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class L, M and N shares (these classes are not offered in this prospectus), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class L, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C are higher than for the Class L, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the


THE HARTFORD MUTUAL FUNDS                                                    165

THE HARTFORD VALUE OPPORTUNITIES FUND

impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

1997    24.81%
1998     8.38%
1999     8.84%
2000    18.84%
2001    -3.99%
2002   -25.57%
2003    40.85%
2004    17.90%
2005     7.51%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).


(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
Class A Return Before Taxes(1)                            ____%    ____%      ____%
Class A Return After Taxes on Distributions(1)            ____%    ____%      ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares(1)                                      ____%    ____%      ____%
Class B Return Before Taxes(1)                            ____%    ____%      ____%
Class C Return Before Taxes(1)                            ____%    ____%      ____%
Russell 3000 Value Index (reflects no deduction for
   fees, expenses or taxes)                               ____%    ____%      ____%
Russell 1000 Value Index (reflects no deduction for
   fees, expenses or taxes)                               ____%    ____%      ____%


INDEX: The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                    166

THE HARTFORD VALUE OPPORTUNITIES FUND

The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class L, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS A     CLASS B  CLASS C
                                                         -------     -------  -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     5.50%        None     None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)      5.00%    1.00%
   Exchange fees                                         None         None     None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                       0.92%        0.92%    0.92%
   Distribution and service (12b-1) fees                 0.25%(2)     1.00%    1.00%
   Other expenses(3)                                     0.45%        0.59%    0.41%
   Total annual operating expenses(3)                    1.62%(2)(4)  2.51%    2.33%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.40%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                    167

THE HARTFORD EQUITY GROWTH ALLOCATION FUND



INVESTMENT GOAL. The Hartford Equity Growth Allocation Fund seeks long-term capital appreciation.



PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of domestic and international equity funds. It does this by investing in a combination of other Hartford Mutual Funds -the Underlying Funds-through the implementation of a strategic asset allocation strategy.


In seeking the fund's investment objective, HIFSCO's investment strategies include:


     - Allocating the fund's assets among Class Y shares of Underlying Funds (both domestic and international equity funds) based on the fund's investment objective and on internally generated research.


     - Under normal market conditions, allocating the fund's investments in the Underlying Funds generally to achieve 100% of assets in equity funds, although this percentage may vary from time to time.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.


     - HIFSCO may also use various techniques, such as buying and selling futures contracts and exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund


The Hartford Balanced Income Fund


The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund


The Hartford LargeCap Growth Fund


The Hartford MidCap Fund


The Hartford MidCap Growth Fund


The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Growth Fund


The Hartford Select SmallCap Value Fund


The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS


THE HARTFORD MUTUAL FUNDS                                                    168

THE HARTFORD EQUITY GROWTH ALLOCATION FUND


The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund


The Hartford Money Market Fund



The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.



UNDERLYING FUNDS AS OF DECEMBER 31, 2006


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Leaders Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments and others. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk and value investing risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.


THE HARTFORD MUTUAL FUNDS                                                    169

THE HARTFORD EQUITY GROWTH ALLOCATION FUND


As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Because the fund, through an Underlying Fund, may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.


ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.


Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.




PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)



THE HARTFORD MUTUAL FUNDS                                                    170

THE HARTFORD EQUITY GROWTH ALLOCATION FUND

                               (PERFORMANCE GRAPH)

2005   8.12%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                    LIFE OF FUND
                                                         1 YEAR   (SINCE 05/28/04)
                                                         ------   ----------------
Class A Return Before Taxes                               ____%       ____%
Class A Return After Taxes on Distributions               ____%       ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%       ____%
Class B Return Before Taxes                               ____%       ____%
Class C Return Before Taxes                               ____%       ____%
S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)                                     ____%       ____%(1)


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.


(1)  Return is from 5/31/04 - 12/31/06.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                                         CLASS A   CLASS B   CLASS C
                                                         -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     5.50%      None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)    5.00%     1.00%
   Exchange fees                                         None       None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                    0.15%      0.15%     0.15%



THE HARTFORD MUTUAL FUNDS                                                    171

THE HARTFORD EQUITY GROWTH ALLOCATION FUND



   Distribution and service (12b-1) fees                 0.25%(3)     1.00%   1.00%
   Other expenses(4)                                     0.40%        0.44%   0.33%
   Acquired Fund (Underlying Fund) fees and expenses     0.96%        0.96%   0.96%
   Total annual operating expenses (2)(4)                1.76%(3)(5)  2.55%   2.44%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.20% to 0.15%.



(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) HIFSCO has voluntarily agreed to limit the total operating expenses, including underlying fund fees and expenses, of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.60%, 2.25% and 2.25%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                    172

THE HARTFORD GROWTH ALLOCATION FUND

INVESTMENT GOAL. The Hartford Growth Allocation Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of domestic and international equity funds, and generally with a small portion of assets in fixed income funds. It does this by investing in a combination of other Hartford Mutual Funds -the Underlying Funds- through the implementation of a strategic asset allocation strategy.


In seeking the fund's investment objective, HIFSCO's investment strategies include:


     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.


     - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 80% of assets in equity funds and approximately 20% of assets in fixed income funds, although these percentages may vary from time to time. The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.


     - HIFSCO may also use various techniques, such as buying and selling futures contracts and exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund


The Hartford Balanced Income Fund


The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund


The Hartford LargeCap Growth Fund


The Hartford MidCap Fund


The Hartford MidCap Growth Fund


The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Growth Fund


The Hartford Select SmallCap Value Fund


The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund


THE HARTFORD MUTUAL FUNDS                                                    173

THE HARTFORD GROWTH ALLOCATION FUND

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund


The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.



UNDERLYING FUNDS AS OF DECEMBER 31, 2006


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Leaders Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME FUNDS
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.


THE HARTFORD MUTUAL FUNDS                                                    174

THE HARTFORD GROWTH ALLOCATION FUND

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. The Underlying Funds may also invest in debt securities, primarily of U.S. issuers. The debt securities may include government and corporate securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by HIFSCO. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.


ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.


Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.




PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales


THE HARTFORD MUTUAL FUNDS                                                    175

THE HARTFORD GROWTH ALLOCATION FUND

charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


                               (PERFORMANCE GRAPH)

2005   7.29%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).



THE HARTFORD MUTUAL FUNDS                                                    176

THE HARTFORD GROWTH ALLOCATION FUND


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                    LIFE OF FUND
                                                         1 YEAR   (SINCE 05/28/04)
                                                         ------   ----------------
Class A Return Before Taxes                               ____%       ____%
Class A Return After Taxes on Distributions               ____%       ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%       ____%
Class B Return Before Taxes                               ____%       ____%
Class C Return Before Taxes                               ____%       ____%
S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)                                     ____%       ____%(1)
Lehman Brothers U.S. Aggregate Bond Index (reflects no
   deduction for fees, expenses or taxes)                 ____%       ____%(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


(1)  Return is from 5/31/04 - 12/31/06.



THE HARTFORD MUTUAL FUNDS                                                    177

THE HARTFORD GROWTH ALLOCATION FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                                         CLASS A     CLASS B   CLASS C
                                                         -------     -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     5.50%        None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or
      redemption proceeds, whichever is less)            None(1)      5.00%     1.00%
   Exchange fees                                         None         None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                    0.15%        0.15%     0.15%
   Distribution and service (12b-1) fees                 0.25%(3)     1.00%     1.00%
   Other expenses (4)                                    0.27%        0.33%     0.27%
   Acquired Fund (Underlying Fund) fees and expenses     0.91%        0.91%     0.91%
   Total annual operating expenses (4)                   1.58%(3)(5)  2.39%     2.33%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.20% to 0.15%.



(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) HIFSCO has voluntarily agreed to limit the total operating expenses, including underlying fund fees and expenses, of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.50%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


THE HARTFORD MUTUAL FUNDS                                                    178

THE HARTFORD GROWTH ALLOCATION FUND

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                    179

THE HARTFORD BALANCED ALLOCATION FUND

INVESTMENT GOAL. The Hartford Balanced Allocation Fund seeks long-term capital appreciation and income.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of domestic and international equity funds and fixed income funds. It does this by investing in a combination of other Hartford Mutual Funds -the Underlying Funds- through the implementation of a strategic asset allocation strategy.


In seeking the fund's investment objective, HIFSCO's investment strategies include:


     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.


     - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 60% of assets in equity funds and approximately 40% of assets in fixed income funds, although these percentages may vary from time to time. The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.


     - HIFSCO may also use various techniques, such as buying and selling futures contracts and exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund


The Hartford Balanced Income Fund


The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund


The Hartford LargeCap Growth Fund


The Hartford MidCap Fund


The Hartford MidCap Growth Fund


The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Growth Fund


The Hartford Select SmallCap Value Fund


The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund


THE HARTFORD MUTUAL FUNDS                                                    180

THE HARTFORD BALANCED ALLOCATION FUND

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund


The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.



UNDERLYING FUNDS AS OF DECEMBER 31, 2006


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Leaders Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund


THE HARTFORD MUTUAL FUNDS                                                    181

THE HARTFORD BALANCED ALLOCATION FUND

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. The Underlying Funds may also invest in debt securities, primarily of U.S. issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by HIFSCO. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.


ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.


Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.


THE HARTFORD MUTUAL FUNDS                                                    182

THE HARTFORD BALANCED ALLOCATION FUND




PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


                               (PERFORMANCE GRAPH)

2005   6.31%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).



THE HARTFORD MUTUAL FUNDS                                                    183

THE HARTFORD BALANCED ALLOCATION FUND


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                    LIFE OF FUND
                                                         1 YEAR   (SINCE 05/28/04)
                                                         ------   ----------------
Class A Return Before Taxes                               ____%        ____%
Class A Return After Taxes on Distributions               ____%        ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%        ____%
Class B Return Before Taxes                               ____%        ____%
Class C Return Before Taxes                               ____%        ____%
S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)                                     ____%        ____%(1)
Lehman Brothers U.S. Aggregate Bond Index (reflects no
   deduction for fees, expenses or taxes)                 ____%        ____%(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


(1)  Return is from 5/31/04 - 12/31/05


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                                         CLASS A      CLASS B   CLASS C
                                                         -------      -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     5.50%         None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)       5.00%     1.00%
   Exchange fees                                         None          None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                    0.15%         0.15%     0.15%
   Distribution and service (12b-1) fees                 0.25%(3)      1.00%     1.00%
   Other expenses(4)                                     0.21%         0.27%     0.21%
   Acquired Fund (Underlying Fund) fees and expenses     0.85%         0.85%     0.85%
   Total annual operating expenses (4)                   1.46%(3)(5)   2.27%     2.21%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.20% to 0.15%.



(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



THE HARTFORD MUTUAL FUNDS                                                    184

THE HARTFORD BALANCED ALLOCATION FUND


(5) HIFSCO has voluntarily agreed to limit the total annual operating expenses, including underlying fund fees and expenses, of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.40%, 2.10% and 2.10%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                    185

THE HARTFORD CONSERVATIVE ALLOCATION FUND

INVESTMENT GOAL. The Hartford Conservative Allocation Fund seeks current income and long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of funds, primarily made up of fixed income funds, and generally with a smaller allocation to equity funds. The equity fund allocation is intended to add diversification and enhance returns. It does this by investing in a combination of other Hartford Mutual Funds -the Underlying Funds- through the implementation of a strategic asset allocation strategy.


In seeking the fund's investment objective, HIFSCO's investment strategies include:


     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.


     - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 60% of assets in fixed income funds and approximately 40% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.


     - HIFSCO may also use various techniques, such as buying and selling futures contracts and exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund


The Hartford Balanced Income Fund


The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund


The Hartford LargeCap Growth Fund


The Hartford MidCap Fund


The Hartford MidCap Growth Fund


The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Growth Fund


The Hartford Select SmallCap Value Fund


The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund


THE HARTFORD MUTUAL FUNDS                                                    186

THE HARTFORD CONSERVATIVE ALLOCATION FUND

The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund


The Underlying Funds in which the fund invested in [as of December 31, 2005] are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.



UNDERLYING FUNDS AS OF DECEMBER 31, 2006


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Leaders Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.


THE HARTFORD MUTUAL FUNDS                                                    187

THE HARTFORD CONSERVATIVE ALLOCATION FUND

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others. The Underlying Funds may invest in securities of domestic and/or foreign companies. The Underlying Funds may invest in debt securities, primarily of U.S. issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by HIFSCO. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest primarily in securities of domestic companies. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, stock fund risk and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.


Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.





THE HARTFORD MUTUAL FUNDS                                                    188

THE HARTFORD CONSERVATIVE ALLOCATION FUND

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


                               (PERFORMANCE GRAPH)

2005   4.68%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).



THE HARTFORD MUTUAL FUNDS                                                    189

THE HARTFORD CONSERVATIVE ALLOCATION FUND


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                    LIFE OF FUND
                                                         1 YEAR   (SINCE 05/28/04)
                                                         ------   ----------------
Class A Return Before Taxes                               ____%       ____%
Class A Return After Taxes on Distributions               ____%       ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%       ____%
Class B Return Before Taxes                               ____%       ____%
Class C Return Before Taxes                               ____%       ____%
S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)                                     ____%       ____%(1)
Lehman Brothers U.S. Aggregate Bond Index (reflects no
   deduction for fees, expenses or taxes)                 ____%       ____%(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


(1)  Return is from 5/31/04 - 12/31/06.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                                         CLASS A    CLASS B   CLASS C
                                                         -------    -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering Price                     5.50%       None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)     5.00%     1.00%
   Exchange fees                                         None        None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                    0.15%       0.15%     0.15%
   Distribution and service (12b-1) fees                 0.25%(3)    1.00%     1.00%
   Other expenses(4)                                     0.18%       0.28%     0.22%
   Acquired Fund (Underlying Fund) fees and expenses     0.81%       0.81%     0.81%
   Total annual operating expenses (4)                   1.39%(3)(5) 2.24%     2.18%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.20% to 0.15%.



(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.






THE HARTFORD MUTUAL FUNDS                                                    190

THE HARTFORD CONSERVATIVE ALLOCATION FUND


(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) HIFSCO has voluntarily agreed to limit the total operating expenses, including underlying fund fees and expenses, of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.35%, 2.00% and 2.00%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                            CLASS A    CLASS B   CLASS C
-----------------------------                            -------    -------   -------
Year 1                                                    $____      $____     $____
Year 3                                                    $____      $____     $____
Year 5                                                    $____      $____     $____
Year 10                                                   $____      $____     $____



THE HARTFORD MUTUAL FUNDS                                                    191

THE HARTFORD INCOME ALLOCATION FUND

INVESTMENT GOAL. The Hartford Income Allocation Fund seeks current income and, as a secondary objective, capital preservation.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goals through investment in a combination of fixed income funds. It does this by investing in a combination of other Hartford Mutual Funds -the Underlying Funds- through the implementation of a strategic asset allocation strategy.


In seeking the fund's investment objective, HIFSCO's investment strategies include:


     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.


     - Under normal market conditions, allocating the fund's investments in the Underlying Funds generally to achieve 100% of assets in fixed income funds. The fixed income funds in which the fund may invest will be comprised of fixed income funds investing in several asset classes of varying credit quality.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.


     - HIFSCO may also use various techniques, such as buying and selling futures contracts and exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund


The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.



UNDERLYING FUNDS AS OF DECEMBER 31, 2006


FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund


THE HARTFORD MUTUAL FUNDS                                                    192

THE HARTFORD INCOME ALLOCATION FUND

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them corporate bonds of varying credit quality, money market instruments and others. The Underlying Funds may invest in debt securities, primarily of U.S. issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by HIFSCO. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.


Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.




PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales


THE HARTFORD MUTUAL FUNDS                                                    193

THE HARTFORD INCOME ALLOCATION FUND

charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


                               (PERFORMANCE GRAPH)

2005   1.60%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                    LIFE OF FUND
                                                         1 YEAR   (SINCE 05/28/04)
                                                         ------   ----------------
Class A Return Before Taxes                               ____%       ____%
Class A Return After Taxes on Distributions               ____%       ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%       ____%
Class B Return Before Taxes                               ____%       ____%
Class C Return Before Taxes                               ____%       ____%
Lehman Brothers U.S. Aggregate Bond Index (reflects no
   deduction for fees, expenses or taxes)                 ____%       ____%(1)



THE HARTFORD MUTUAL FUNDS                                                    194

THE HARTFORD INCOME ALLOCATION FUND

INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


(1)  Return is from 5/31/04 - 12/31/06.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                                         CLASS A     CLASS B   CLASS C
                                                         -------     -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     4.50%        None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or
      redemption proceeds, whichever is less)            None(1)      5.00%     1.00%
   Exchange fees                                         None         None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                    0.15%        0.15%     0.15%
   Distribution and service (12b-1) fees                 0.25%(3)     1.00%     1.00%
   Other expenses(4)                                     0.31%        0.36%     0.31%
   Acquired Fund (Underlying Fund) fees and expenses     0.72%        0.72%     0.72%
   Total annual operating expenses (4)                   1.43%(3)(5)  2.23%     2.18%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.20% to 0.15%.



(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.






(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) HIFSCO has voluntarily agreed to limit the total operating expenses, including underlying fund fees and expenses, of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.20%, 1.90% and 1.90%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


THE HARTFORD MUTUAL FUNDS                                                    195

THE HARTFORD INCOME ALLOCATION FUND


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                    196

THE HARTFORD RETIREMENT INCOME FUND

INVESTMENT GOAL. The Hartford Retirement Income Fund seeks current income and secondarily, capital preservation.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of funds, primarily made up of fixed income funds, and generally with a smaller allocation to equity funds, designed for investors in their retirement years. The fund does this by investing in a diversified combination of other Hartford Mutual Funds -the Underlying Funds- through the implementation of a strategic asset allocation strategy.


In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:


     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.


     - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 70% of assets in fixed income funds and approximately 30% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.


     - Hartford Investment Management may also use various techniques, such as buying and selling futures contracts and exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS


The Hartford Advisers Fund



The Hartford Balanced Income Fund


The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund


The Hartford LargeCap Fund


The Hartford MidCap Fund


The Hartford MidCap Growth Fund


The Hartford MidCap Value Fund


THE HARTFORD MUTUAL FUNDS                                                    197

THE HARTFORD RETIREMENT INCOME FUND

The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Growth Fund


The Hartford Select SmallCap Value Fund


The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund


The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.



UNDERLYING FUNDS AS OF DECEMBER 31, 2006


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund


THE HARTFORD MUTUAL FUNDS                                                    198

THE HARTFORD RETIREMENT INCOME FUND

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, stock fund risk and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees of portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.

In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive


THE HARTFORD MUTUAL FUNDS                                                    199

THE HARTFORD RETIREMENT INCOME FUND

to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.


ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.



PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



CLASS A TOTAL RETURN FOR CALENDAR YEAR 2006
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

2005   1.60%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).






THE HARTFORD MUTUAL FUNDS                                                    200

THE HARTFORD RETIREMENT INCOME FUND


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                    LIFE OF FUND
                                                         1 YEAR   (SINCE 09/30/05)
                                                         ------   ----------------
Class A Return Before Taxes                               ____%       ____%
Class A Return After Taxes on Distributions               ____%       ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%       ____%
Class B Return Before Taxes                               ____%       ____%
Class C Return Before Taxes                               ____%       ____%
[Insert relevant index] (reflects no deduction for
   fees, expenses or taxes)                               ____%       ____%(1)



INDEX: [Insert relevant index disclosure]



(1)  Return is from 9/30/05 - 12/31/06.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                         CLASS A     CLASS B   CLASS C
                                                         -------     -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     5.50%        None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)      5.00%     1.00%
   Exchange fees                                         None         None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                    0.15%        0.15%     0.15%
   Distribution and service (12b-1) fees                 0.25%(3)     1.00%     1.00%
   Other expenses (4)(5)                                 0.18%        0.16%     0.16%
   Underlying Fund fees and expenses                     0.80%        0.80%     0.80%
   Total annual operating expenses (5)(6)                1.38%(3)     2.11%     2.11%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.20% to 0.15%.



(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(4)  Estimated amounts for the current fiscal year.



(5) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



THE HARTFORD MUTUAL FUNDS                                                    201

THE HARTFORD RETIREMENT INCOME FUND


(6) HIFSCO has voluntarily agreed to limit the total operating expenses, including underlying fund fees and expenses, of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.20%, 1.95% and 1.95%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                    202

THE HARTFORD TARGET RETIREMENT 2010 FUND

INVESTMENT GOAL. The Hartford Target Retirement 2010 Fund's goal is to maximize total return and secondarily, to seek capital preservation.


PRINCIPAL INVESTMENT STRATEGY. The fund is designed for investors who plan to retire close to the year 2010, and who desire an asset allocated portfolio that becomes more conservative over time. The fund seeks its goal through investment in a combination of equity and fixed income funds, with an increasing allocation to fixed income funds as the fund approaches its target year of 2010. It does this by investing in a diversified combination of other Hartford Mutual Funds -the Underlying Funds- through the implementation of a strategic asset allocation strategy.


In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:


     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.


     - At the fund's inception, under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 50% of assets in fixed income funds and approximately 50% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Over time, as the fund approaches its target date, the fund's portfolio allocation will become increasingly conservative by increasing its allocation to fixed income funds. By 2010 the fund's investments in the Underlying Funds are expected to be adjusted to achieve approximately 70% of its assets in fixed income funds and approximately 30% of its assets in equity funds, although these percentages may vary from time to time.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.


     - Hartford Investment Management may also use various techniques, such as buying and selling futures contracts and exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS


The Hartford Advisers Fund



The Hartford Balanced Income Fund


The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund


THE HARTFORD MUTUAL FUNDS                                                    203

THE HARTFORD TARGET RETIREMENT 2010 FUND

The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund


The Hartford LargeCap Growth Fund


The Hartford MidCap Fund


The Hartford MidCap Growth Fund


The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Growth Fund


The Hartford Select SmallCap Value Fund


The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund


The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.



UNDERLYING FUNDS AS OF DECEMBER 31, 2006


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Leaders Fund


THE HARTFORD MUTUAL FUNDS                                                    204

THE HARTFORD TARGET RETIREMENT 2010 FUND

The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

MAIN RISKS. The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the year 2010 approaches. Therefore, the farther away the fund is from its target year of 2010, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to the year 2010, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

The limitations regarding investment allocations placed on the fund make the fund less flexible in its investment strategy than mutual funds not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, stock fund risk and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees of portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.


THE HARTFORD MUTUAL FUNDS                                                    205

THE HARTFORD TARGET RETIREMENT 2010 FUND

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.

In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.


ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.



PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



CLASS A TOTAL RETURN FOR CALENDAR YEAR 2006
(EXCLUDES SALES CHARGES)



THE HARTFORD MUTUAL FUNDS                                                    206

THE HARTFORD TARGET RETIREMENT 2010 FUND

                              (PERFORMANCE GRAPH)

2005    1.60%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                    LIFE OF FUND
                                                         1 YEAR   (SINCE 09/30/05)
                                                         ------   ----------------
Class A Return Before Taxes                               ____%       ____%
Class A Return After Taxes on Distributions               ____%       ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%       ____%
Class B Return Before Taxes                               ____%       ____%
Class C Return Before Taxes                               ____%       ____%
[Insert relevant index] (reflects no deduction for
   fees, expenses or taxes)                               ____%       ____%(1)



INDEX: [Insert relevant index disclosure.]


(1)  Return is from 9/30/05 - 12/31/06.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                                         CLASS A    CLASS B   CLASS C
                                                         -------    -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     5.50%       None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)     5.00%     1.00%
   Exchange fees                                         None        None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                    0.15%       0.15%     0.15%
   Distribution and service (12b-1) fees                 0.25%(3)    1.00%     1.00%
   Other expenses (4)(5)                                 0.20%       0.21%     0.21%
   Underlying Fund fees and expenses                     0.86%       0.86%     0.86%
   Total annual operating expenses (4)(5)                1.46%(3)(6) 2.22%     2.22%



THE HARTFORD MUTUAL FUNDS                                                    207

THE HARTFORD TARGET RETIREMENT 2010 FUND

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.20% to 0.15%.



(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(4)  Estimated amounts for the current fiscal year.



(5) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(6) HIFSCO has voluntarily agreed to limit the total operating expenses, including underlying fund fees and expenses, of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.25%, 2.00% and 2.00%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                    208

THE HARTFORD TARGET RETIREMENT 2020 FUND

INVESTMENT GOAL. The Hartford Target Retirement 2020 Fund's goal is to maximize total return and secondarily, to seek capital preservation.


PRINCIPAL INVESTMENT STRATEGY. The fund is designed for investors who plan to retire close to the year 2020, and who desire an asset allocated portfolio that becomes more conservative over time. The fund seeks its goal through investment in a combination of equity and fixed income funds, with an increasing allocation to fixed income funds as the fund approaches its target year of 2020. It does this by investing in a diversified combination of other Hartford Mutual Funds -the Underlying Funds- through the implementation of a strategic asset allocation strategy.


In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:


     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.


     - At the fund's inception, under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 35% of assets in fixed income funds and approximately 65% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Over time, as the fund approaches its target date, the fund's portfolio allocation will become increasingly conservative by increasing its allocation to fixed income funds. By 2020 the fund's investments in the Underlying Funds are expected to be adjusted to achieve approximately 70% of its assets in fixed income funds and approximately 30% of its assets in equity funds, although these percentages may vary from time to time.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.


     - Hartford Investment Management may also use various techniques, such as buying and selling futures contracts and exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS


The Hartford Advisers Fund



The Hartford Balanced Income Fund


The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund


THE HARTFORD MUTUAL FUNDS                                                    209

THE HARTFORD TARGET RETIREMENT 2020 FUND

The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund


The Hartford LargeCap Growth Fund


The Hartford MidCap Fund


The Hartford MidCap Growth Fund


The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Growth Fund


The Hartford Select SmallCap Value Fund


The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund


The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.



UNDERLYING FUNDS AS OF DECEMBER 31, 2006


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Leaders Fund


THE HARTFORD MUTUAL FUNDS                                                    210

THE HARTFORD TARGET RETIREMENT 2020 FUND

The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

MAIN RISKS. The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the year 2020 approaches. Therefore, the farther away the fund is from its target year of 2020, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to the year 2020, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

The limitations regarding investment allocations placed on the fund make the fund less flexible in its investment strategy than mutual funds not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.


THE HARTFORD MUTUAL FUNDS                                                    211

THE HARTFORD TARGET RETIREMENT 2020 FUND

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.

In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.


ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.



PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



CLASS A TOTAL RETURN FOR CALENDAR YEAR 2006
(EXCLUDES SALES CHARGES)



THE HARTFORD MUTUAL FUNDS                                                    212

THE HARTFORD TARGET RETIREMENT 2020 FUND

                              (PERFORMANCE GRAPH)

2005   1.60%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                    LIFE OF FUND
                                                         1 YEAR   (SINCE 09/30/05)
                                                         ------   ----------------
Class A Return Before Taxes                               ____%       ____%
Class A Return After Taxes on Distributions               ____%       ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%       ____%
Class B Return Before Taxes                               ____%       ____%
Class C Return Before Taxes                               ____%       ____%
[Insert relevant index] (reflects no deduction for
   fees, expenses or taxes)                               ____%       ____%(1)



INDEX: [Insert relevant index disclosure.]






(1)  Return is from 9/30/05 - 12/31/06.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                                         CLASS A   CLASS B   CLASS C
                                                         -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     5.50%     None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)   5.00%     1.00%
   Exchange fees                                         None      None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                    0.15%     0.15%     0.15%



THE HARTFORD MUTUAL FUNDS                                                    213

THE HARTFORD TARGET RETIREMENT 2020 FUND


   Distribution and service (12b-1) fees                 0.25%(3)      1.00%     1.00%
   Other expenses (4)(5)                                 0.21%         0.17%     0.17%
   Underlying Fund fees and expenses                     0.89%         0.89%     0.89%
   Total annual operating expenses (4)(5)                1.50%(3)(6)   2.21%     2.21%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.20% to 0.15%.



(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(4)  Estimated amounts for the current fiscal year.



(5) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(6) HIFSCO has voluntarily agreed to limit the total operating expenses, including underlying fund fees and expenses, of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.30%, 2.05% and 2.05%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                    214

THE HARTFORD TARGET RETIREMENT 2030 FUND

INVESTMENT GOAL. The Hartford Target Retirement 2030 Fund's goal is to maximize total return and secondarily, to seek capital preservation.


PRINCIPAL INVESTMENT STRATEGY. The fund is designed for investors who plan to retire close to the year 2030, and who desire an asset allocated portfolio that becomes more conservative over time. The fund seeks its goal through investment in a combination of equity and fixed income funds, with an increasing allocation to fixed income funds as the fund approaches its target year of 2030. It does this by investing in a diversified combination of other Hartford Mutual Funds -the Underlying Funds- through the implementation of a strategic asset allocation strategy.


In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:


     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.


     - At the fund's inception, under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 20% of assets in fixed income funds and approximately 80% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Over time, as the fund approaches its target date, the fund's portfolio allocation will become increasingly conservative by increasing its allocation to fixed income funds. By 2030 the fund's investments in the Underlying Funds are expected to be adjusted to achieve approximately 70% of its assets in fixed income funds and approximately 30% of its assets in equity funds, although these percentages may vary from time to time.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.


     - Hartford Investment Management may also use various techniques, such as buying and selling futures contracts and exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS


The Hartford Advisers Fund



The Hartford Balanced Income Fund


The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund


THE HARTFORD MUTUAL FUNDS                                                    215

THE HARTFORD TARGET RETIREMENT 2030 FUND

The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund


The Hartford LargeCap Growth Fund


The Hartford MidCap Fund


The Hartford MidCap Growth Fund


The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Growth Fund


The Hartford Select SmallCap Value Fund


The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund


The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.


UNDERLYING FUNDS AS OF DECEMBER 31, 2006

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Leaders Fund


THE HARTFORD MUTUAL FUNDS                                                    216

THE HARTFORD TARGET RETIREMENT 2030 FUND

The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

MAIN RISKS. The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the year 2030 approaches. Therefore, the farther away the fund is from its target year of 2030, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to the year 2030, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

The limitations regarding investment allocations placed on the fund make the fund less flexible in its investment strategy than mutual funds not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.


THE HARTFORD MUTUAL FUNDS                                                    217

THE HARTFORD TARGET RETIREMENT 2030 FUND

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.

In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.


ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.



PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



CLASS A TOTAL RETURN FOR CALENDAR YEAR 2006
(EXCLUDES SALES CHARGES)



THE HARTFORD MUTUAL FUNDS                                                    218

THE HARTFORD TARGET RETIREMENT 2030 FUND

                              (PERFORMANCE GRAPH)

2005   1.60%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                    LIFE OF FUND
                                                         1 YEAR   (SINCE 09/30/05)
                                                         ------   ----------------
Class A Return Before Taxes                               ____%       ____%
Class A Return After Taxes on Distributions               ____%       ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%       ____%
Class B Return Before Taxes                               ____%       ____%
Class C Return Before Taxes                               ____%       ____%
[Insert relevant index] (reflects no deduction for
   fees, expenses or taxes)                               ____%       ____%(1)



INDEX: [Insert relevant index disclosure.]






(1)  Return is from 9/30/05 - 12/31/06.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                                         CLASS A   CLASS B   CLASS C
                                                         -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     5.50%      None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)    5.00%     1.00%
   Exchange fees                                         None       None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                    0.15%      0.15%     0.15%



THE HARTFORD MUTUAL FUNDS                                                    219

THE HARTFORD TARGET RETIREMENT 2030 FUND


   Distribution and service (12b-1) fees                 0.25%(3)     1.00%     1.00%
   Other expenses (4)(5)                                 0.24%        0.19%     0.19%
   Underlying Fund fees and expenses                     0.95%        0.95%     0.95%
   Total annual operating expenses (4)(5)                1.59%(3)(6)  2.29%     2.29%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.20% to 0.15%.



(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(4)  Estimated amounts for the current fiscal year.



(5) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(6) HIFSCO has voluntarily agreed to limit the total operating expenses, including underlying fund fees and expenses, of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.35%, 2.10% and 2.10%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                               CLASS A   CLASS B   CLASS C
--------------------------                               -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                            CLASS A   CLASS B   CLASS C
-----------------------------                            -------   -------   -------
Year 1                                                    $____     $____     $____
Year 3                                                    $____     $____     $____
Year 5                                                    $____     $____     $____
Year 10                                                   $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                    220

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

INVESTMENT RISKS GENERALLY

Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

With respect to the funds of funds, each fund of funds' share price changes daily based on the performance of the Underlying Funds in which it invests. The ability of each fund of funds to meet its investment goal (or objective) is directly related to its target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals (or objectives). Each of the Underlying Funds in which the funds of funds invest is permitted a wide range of investment techniques. The Underlying Funds' risks are determined by the nature of the securities held and the portfolio management strategies used by the Underlying Funds. Because each of the funds of funds invests in the Underlying Funds, the Underlying Funds' portfolio management strategies and the attendant risks will affect shareholders of each of the funds of funds in direct proportion to the amount of assets the fund of funds allocates to each Underlying Fund.

The different types of securities, investments, and investment techniques used by each fund (or in the case of the funds of funds, the Underlying Funds) all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). All funds, except for Floating Rate Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, U.S. Government Securities Fund and Income Allocation Fund, may invest in equity securities (through certain Underlying Funds in the case of the funds of funds) as part of their principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Advisers Fund, all of the Hartford Fixed Income Funds, and all of the funds of funds except the Equity Growth Allocation Fund (through certain Underlying Funds) may invest in debt securities as part of their principal investment strategy. As described below, an investment in certain of the funds entails special additional risks.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

Money Market Fund will invest in high-quality market securities at all times as its principal investment strategy. From time to time, as part of its principal investment strategy, each other fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective. For Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, being in a defensive position could result in a portion of the funds' regular income distribution being taxable.

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES


Each fund (other than the Money Market Fund) may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.



These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund (or in the case of a fund of funds, an Underlying Fund) to use hedging techniques even when they are available.



Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which



THE HARTFORD MUTUAL FUNDS                                                    221

INVESTMENT STRATEGIES AND INVESTMENT MATTERS


the derivative is based, or the derivative itself, may not perform the way a fund's manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Investments in derivatives may cause the Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund to earn income that is taxable when distributed to shareholders.


The use of derivatives is a principal investment strategy for the Income Fund, Inflation Plus Fund and International Small Company Fund only.

FOREIGN INVESTMENTS

Except as noted below, the funds (through certain Underlying Funds in the case of a fund of funds) may invest in securities of foreign issuers and non-dollar securities and loans as part of their principal investment strategy. The Money Market Fund may invest in securities of foreign issuers or borrowers, but not in non-dollar securities, as part of their principal investment strategy. The U.S. Government Securities Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy. The Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund will not invest in foreign investments.

Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or foreign borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund (through an Underlying Fund in the case of a fund of funds) to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund (through an Underlying Fund in the case of a fund of funds) has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund (through an Underlying Fund in the case of a fund of funds), or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS

Capital Appreciation Fund, Capital Appreciation II Fund, Global Communications Fund, International Capital Appreciation Fund, International Opportunities Fund and International Small Company Fund may invest in emerging markets as part of their principal investment strategy. All other funds (through certain Underlying Funds in the case of a fund of funds), except Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund and U.S. Government Securities Fund, may invest in emerging markets, but not as a part of their principal investment strategy.


THE HARTFORD MUTUAL FUNDS                                                    222

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds (through certain Underlying Funds in the case of a fund of funds) may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES

Capital Appreciation II Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Growth Opportunities Fund, International Small Company Fund, Select SmallCap Growth Fund, Select SmallCap Value Fund, Small Company Fund, SmallCap Growth Fund and Value Opportunities Fund may invest in securities of small capitalization companies as part of their principal investment strategy. Advisers Fund, Capital Appreciation Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Focus Fund, Global Leaders Fund, Growth Fund, High Yield Fund, International Capital Appreciation Fund, International Opportunities Fund, MidCap Fund, MidCap Value Fund, Stock Fund, Total Return Bond Fund, Value Fund and all of the funds of funds, except the Income Allocation Fund (through certain Underlying Funds), may invest in securities of such companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources, may depend on or use a few key personnel for management, and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.


OTHER INVESTMENT COMPANIES



Each fund is permitted to invest in other investment companies, including investment companies which may not be registered under the Investment Company Act of 1940, as amended (the "1940 Act"), such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. The funds of funds are permitted to invest in a combination of other Hartford mutual funds (the Underlying Funds) as part of their principal investment strategy. Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.


A fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:

- "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

- "Qubes" (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

- "iShares," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common


THE HARTFORD MUTUAL FUNDS                                                    223

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

     stocks designed to track the performance of specific indexes.

- "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a fund can generate brokerage expenses.


Generally, a fund, other than a fund of funds with respect to the Underlying Funds will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.


ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

The following funds may have a relatively high portfolio turnover:


     -    Capital Appreciation II Fund



     -    Focus Fund



     -    Global Leaders Fund



     -    Global Technology Fund



     -    Growth Opportunities Fund



     -    High Yield Fund



     -    Income Fund



     -    Inflation Plus Fund



     -    International Capital Appreciation Fund



     -    International Opportunities Fund



     -    International Small Company Fund



     -    MidCap Growth Fund



     -    Select MidCap Growth Fund



     -    Select SmallCap Growth Fund



     -    Select SmallCap Value Fund



     -    Short Duration Fund



     -    SmallCap Growth Fund



     -    Small Company Fund



     -    Total Return Bond Fund



     -    U.S. Government Securities Fund


The other funds (except the funds of funds) may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. Except for the Tax-Free Funds, the funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

TERMS USED IN THIS PROSPECTUS

Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Foreign issuers and foreign borrowers: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.


THE HARTFORD MUTUAL FUNDS                                                    224

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

Non-dollar securities and loans: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

INVESTMENT POLICIES


Disciplined Equity Fund, Equity Income Fund, Floating Rate Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, High Yield Fund, International Small Company Fund, LargeCap Growth Fund MidCap Fund, MidCap Growth Fund, MidCap Value Fund, Select MidCap Growth Fund, Select MidCap Value Fund, Select SmallCap Growth Fund, Select SmallCap Value Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Total Return Bond Fund, U.S. Government Securities Fund and Equity Growth Allocation Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name, as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met due to changes in value or capitalization of portfolio assets, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of the fund's board of directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.


Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund each also has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax and, with respect to Tax-Free California Fund, Tax-Free Minnesota Fund and Tax-Free New York Fund, the income tax of California, Minnesota or New York State and New York City, respectively. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is a "fundamental" one for each of Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, which means that it may not be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act.

"FUND OF FUNDS" STRUCTURE


The term "fund of funds" is used to describe mutual funds, such as the Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Income Allocation Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund, that pursue their investment objectives by investing in other mutual funds. By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying Funds in which the fund of funds invests, in addition to the fund of funds' direct fees and expenses. Your cost of investing in the fund of funds, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you.



In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to you from an Underlying Fund. For example, HIFSCO and/or Hartford Investment Management may change the current asset allocation strategy among the Underlying Funds, or may invest in different funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal. HIFSCO and Hartford Investment Management expects that reallocation of Underlying Funds to occur quarterly although it may rebalance more frequently or less frequently as market conditions warrant. The effect of rebalancing on the fund and the Underlying Funds may increase transaction costs. However, HIFSCO and Hartford Investment Management attempt to minimize these costs. These transactions could increase or decrease the amount of gains, and could also affect the timing, amount and character of distributions.



It is the policy of HIFSCO and Hartford Investment Management to manage each fund in the best interests of its shareholders and to conduct the investment program for each fund without taking into account the



THE HARTFORD MUTUAL FUNDS                                                    225

INVESTMENT STRATEGIES AND INVESTMENT MATTERS


profitability of any Underlying Fund or affiliate. However, management of the funds entails special potential conflicts of interest for HIFSCO and Hartford Investment Management because the funds of funds invest in affiliated Underlying Funds. In general, certain of the Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others. HIFSCO and Hartford Investment Management may therefore have an incentive to allocate more of a fund's assets to the more profitable of these Underlying Funds, and fewer assets to the less profitable of these Underlying Funds. To mitigate such conflicts HIFSCO and Hartford Investment Management will implement various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds' board of directors.


SUMMARY COMPARISON OF THE FUNDS OF FUNDS

With respect to the nine funds of funds contained in this Prospectus, HIFSCO, in the case of the Asset Allocation Funds, and Hartford Investment Management, in the case of the Target Retirement Funds, invests each fund of funds' assets in a combination of other Hartford mutual funds: domestic and international equity funds and fixed income funds (Underlying Funds). The funds of funds differ primarily due to their asset allocations among these fund types. HIFSCO or Hartford Investment Management, as the case may be, intends to manage each fund of funds according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or intend to attempt to capture short-term market opportunities. However, HIFSCO or Hartford Investment Management, as the case may be, may modify the asset allocation strategy for any fund of funds and modify the selection of Underlying Funds for any fund of funds from time to time if it believes that doing so would better enable the fund of funds to pursue its investment goal.

The limitations regarding investment allocations placed on the Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund make these funds less flexible in their investment strategies than mutual funds not subject to such limitations. In addition, the asset allocations made by these funds may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors. Investors should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these funds. The farther away the Target Retirement 2010 Fund, Target Retirement 2020 Fund or Target Retirement 2030 Fund is from its target maturity date, the more aggressive such fund's investment strategy may be considered.





THE HARTFORD MUTUAL FUNDS                                                    226

INVESTMENT STRATEGIES AND INVESTMENT MATTERS





THE HARTFORD MUTUAL FUNDS                                                    227

INVESTMENT STRATEGIES AND INVESTMENT MATTERS




ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each fund (through certain Underlying Funds in the case of a fund of funds) may invest in various securities and engage in various investment techniques which are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

DISCLOSURE OF PORTFOLIO HOLDINGS

The funds will disclose their complete calendar quarter-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each calendar quarter. The funds also will disclose on the funds' website no earlier than


THE HARTFORD MUTUAL FUNDS                                                    228

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

15 days after the end of each month (i) the five issuers that together constitute the largest portion of each fund's assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund's largest ten holdings (in the case of other funds). A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available (i) in the funds' SAI; and (ii) on the funds' website.


THE HARTFORD MUTUAL FUNDS                                                    229

MANAGEMENT OF THE FUNDS

THE INVESTMENT MANAGER


Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager to each fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $_ billion in assets as of December 31, 2006. At the same time, HIFSCO had over $_ billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for each fund of funds and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.


The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.


LITIGATION AND REGULATORY ACTIONS



There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual fund related issues. The Hartford has received requests for information and subpoenas from the Securities and Exchange Commission (the "SEC"), subpoenas from the New York Attorney General's Office, a subpoena from the Connecticut Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. In addition, the SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing and the SEC's Division of Enforcement is investigating aspects of The Hartford's variable annuity and mutual funds operations related to directed brokerage and revenue sharing. The Hartford discontinued the use of directed brokerage in recognition of mutual fund sales in late 2003. The Hartford continues to cooperate fully with the SEC, the New York Attorney General's Office, the Connecticut Attorney General's Office and other regulatory agencies in these matters.



Except as described below, to date, none of these investigations have resulted in the initiation of any formal action against The Hartford by these regulators. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in active discussions with the SEC and the New York Attorney General's Office. The potential timing of any resolution of any of these matters or the initiation of any formal action by any of these regulators is difficult to predict. The Hartford does not expect any such action to result in a material adverse effect on the funds. However, if the SEC or another regulatory agency brings an action seeking injunctive relief, the funds' adviser and/or sub-advisers could be barred from serving in their advisory capacity unless relief is obtained from the SEC. There can be no assurance that such relief, if sought, will be granted.



On November 8, 2006, The Hartford reached a settlement with the SEC that resolves issues related to the SEC's investigation into the use of directed brokerage and revenue sharing in mutual fund and variable annuity sales. The settlement with the SEC is reflected in an order of the SEC. The order states that The Hartford improperly benefited by using directed brokerage to reduce its revenue sharing obligations to broker-dealers without disclosing that benefit to mutual fund shareholders or to the Board of Directors of the mutual funds. The brokerage allocation practices which were the subject of this settlement were discontinued in 2003. According to the terms of the settlement, in which The Hartford neither admitted nor denied the findings of the SEC, The Hartford has agreed to pay $55 million which will be distributed to funds that participated in The Hartford's directed brokerage program. In addition to the $55 million payment, The Hartford was censured and ordered to cease and desist from committing or causing violations of certain provisions of the federal securities laws. The SEC order further requires The Hartford to undertake certain compliance reforms.



THE HARTFORD MUTUAL FUNDS                                                    230

MANAGEMENT OF THE FUNDS


In addition, The Hartford has been served with five consolidated putative national class actions, now consolidated into a single putative class action, In Re Hartford Mutual Funds Fee Litigation, which is currently pending before the United States District Court for the District of Connecticut. In the consolidated amended complaint in this action, filed on October 20, 2004, plaintiffs make "direct claims" on behalf of investors in The Hartford Retail Funds and "derivative claims" on behalf of the Retail Funds themselves. Plaintiffs (including Linda Smith, the lead plaintiff) allege that excessive or inadequately disclosed fees were charged to investors in the Retail Funds, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers, including in the form of directed brokerage. Plaintiffs are seeking compensatory and punitive damages in an undetermined amount; rescission of the Retail Funds' investment advisory contracts, including recovery of all fees which would otherwise apply and recovery of fees paid; an accounting of all Retail Fund related fees, commissions, directed brokerage and soft dollar payments; and restitution of all allegedly unlawfully or discriminatorily obtained fees and charges. Defendants have moved to dismiss the consolidated amended complaint in this action. The defendants in this case include various Hartford entities, Wellington Management, The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., the Retail Funds themselves, and certain of the directors of the Retail Funds, who also serve as directors of the funds. This litigation is not expected to result in a material adverse effect on the funds.


THE INVESTMENT SUB-ADVISERS


Wellington Management Company, LLP ("Wellington Management") is the investment sub-adviser to the Advisers Fund, Balanced Income Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Leaders Fund, Global Technology Fund, Growth Fund, Growth Opportunities Fund, International Capital Appreciation Fund, International Opportunities Fund, International Small Company Fund, MidCap Fund, MidCap Value Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Value Fund and Value Opportunities Fund. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2006, Wellington Management had investment management authority over approximately $_________ billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.



Hartford Investment Management Company ("Hartford Investment Management") is the investment sub-adviser to the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, MidCap Growth Fund, Money Market Fund, Select MidCap Growth Fund, Select MidCap Value Fund, Short Duration Fund, SmallCap Growth Fund, Small Company Fund, SmallCap Growth Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund, U.S. Government Securities Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2006, Hartford Investment Management had investment management authority over approximately $___ billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.






THE HARTFORD MUTUAL FUNDS                                                    231

MANAGEMENT OF THE FUNDS





Jennison Associates LLC ("Jennison") is an investment sub-adviser to the Select SmallCap Growth Fund. Jennison is a direct, wholly-owned subsidiary of Prudential Investment Management, Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. Jennison provides investment management services primarily to corporations, trusteed pension and profit-sharing plans, charitable organizations, endowments, insurance separate accounts, affiliated and third-party mutual funds, other commingled funds and individually managed accounts for managed account programs sponsored by broker-dealers. Founded in 1969, Jennison managed approximately $___ billion in assets as of December 31, 2006. Jennison is located at 466 Lexington Avenue, New York, New York 10017.



Oberweis Asset Management, Inc. ("Oberweis") is an investment sub-adviser to the Select SmallCap Growth Fund. Oberweis is located at 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532 and is a boutique investment firm that focuses on investments in rapidly growing firms. Established in 1989, Oberweis provides investment advice to funds, institutions and individual investors on a broad range of investment products. As of December 31, 2006, Oberweis had approximately $___ billion in assets under management.



Kayne Anderson Rudnick Investment Management, LLC ("KAR") is an investment sub-advisor to the Select SmallCap Value Fund. KAR is a registered investment adviser based in Los Angeles, California. The firm manages a range of portfolios for its clients using a common disciplined, high-quality investment philosophy. As of December 31, 2006, KAR had approximately $___ billion in assets under management. KAR is principally located at 1800 Avenue of the Stars, Los Angeles, California 90067.



Metropolitan West Capital Management, LLC ("MetWest Capital") is an investment sub-advisor to the Select SmallCap Value Fund. MetWest Capital oversees and manages investment portfolios for institutional and individual clients throughout the United States and abroad. MetWest Capital specializes in large cap and small cap value equity, international core value equity and balanced portfolios. As of December 31, 2006, MetWest Capital had investment management authority over approximately $__ billion in assets under management. MetWest Capital is principally located at 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660.



SSgA Funds Management, Inc. ("SSgA FM") is an investment sub-adviser to the Select SmallCap Value Fund. SSgA FM is one of the State Street Global Advisors companies that constitute the investment management business of State Street Corporation. State Street Global Advisors has been in the business of providing investment advisory services since 1978. SSgA FM was formed in May 2001 as a result of a change in federal law. The corporate offices of SSgA FM are located at State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. SSgA FM is an affiliate of State Street Corporation. As of December 31, 2006, SSgA FM managed approximately $___ billion in assets, and State Street Global Advisors managed approximately $___ trillion in assets. SSgA is principally located at State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.



SOFT DOLLAR PRACTICES



THE HARTFORD MUTUAL FUNDS                                                    232

MANAGEMENT OF THE FUNDS


The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-advisers, including Hartford Investment Management, may obtain "soft dollar" benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for "brokerage and research services" (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under
Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such "mixed use" items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.


MANAGEMENT FEES

Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

SELECT SMALLCAP GROWTH FUND

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          1.05%
Next $500 million                                           1.00%
Amount Over $1 billion                                      0.95%

CAPITAL APPRECIATION II FUND

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $250 million                                          1.00%
Next $250 million                                           0.95%
Next $500 million                                           0.90%
Amount Over $1 billion                                      0.85%


SELECT MIDCAP VALUE FUND






AND SELECT SMALLCAP VALUE FUND



AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          1.00%
Next $500 million                                           0.95%
Amount Over $1 billion                                      0.90%



THE HARTFORD MUTUAL FUNDS                                                    233

MANAGEMENT OF THE FUNDS

GROWTH FUND, GROWTH OPPORTUNITIES FUND, SMALLCAP GROWTH FUND AND VALUE OPPORTUNITIES FUND

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $100 million                                          1.00%
Next $150 million                                           0.80%
Amount Over $250 million                                    0.70%


FOCUS FUND, GLOBAL COMMUNICATIONS FUND, GLOBAL FINANCIAL SERVICES FUND, GLOBAL HEALTH FUND, GLOBAL TECHNOLOGY FUND, INTERNATIONAL CAPITAL APPRECIATION FUND, INTERNATIONAL SMALL COMPANY FUND AND SELECT MIDCAP GROWTH FUND


AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.90%
Next $500 million                                           0.85%
Amount Over $1 billion                                      0.80%


SMALL COMPANY FUND



AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $250 million                                          0.85%
Next $250 million                                           0.80%
Next $500 million                                           0.75%
Next $500 million                                           0.70%
Amount Over $1.5 billion                                    0.65%



GLOBAL LEADERS FUND, INTERNATIONAL OPPORTUNITIES FUND, MIDCAP FUND, MIDCAP GROWTH FUND AND MIDCAP VALUE FUND


AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.85%
Next $500 million                                           0.75%
Amount Over $1 billion                                      0.70%


TAX-FREE NATIONAL FUND(1)


AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $50 million                                           0.80%
Next $4.95 billion                                          0.70%
Next $5 billion                                             0.68%
Amount Over $10 billion                                     0.67%


(1) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.15% of the management fees until October 31, 2007.



CAPITAL APPRECIATION FUND, DISCIPLINED EQUITY FUND, EQUITY INCOME FUND(2), STOCK FUND(3) AND VALUE FUND


AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.80%
Next $500 million                                           0.70%
Amount Over $1 billion                                      0.65%


(2) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.10% of the management fees until October 31, 2007.



(3) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.05% of the management fees until October 31, 2007.


DIVIDEND AND GROWTH FUND


THE HARTFORD MUTUAL FUNDS                                                    234

MANAGEMENT OF THE FUNDS

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.75%
Next $500 million                                           0.65%
Amount Over $1 billion                                      0.60%


HIGH YIELD FUND(4)


AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.75%
Next $500 million                                           0.65%
Next $4 billion                                             0.60%
Next $5 billion                                             0.58%
Amount Over $10 billion                                     0.57%


(4) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.20% of the management fees until October 31, 2007.



BALANCED INCOME FUND



AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $250 million                                         0.725%
Next $250 million                                           0.70%
Next $500 million                                          0.675%
Amount Over $1 billion                                      0.65%


TAX-FREE MINNESOTA FUND





AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $50 million                                           0.72%
Next $4.95 billion                                          0.70%
Next $5 billion                                             0.68%
Amount Over $10 billion                                     0.67%



(5) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.15% of the management fees until October 31, 2007.



LARGECAP GROWTH FUND



AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.65%
Next $500 million                                           0.60%
Amount Over $1 billion                                      0.55%



ADVISERS FUND(6)



AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.69%
Next $500 million                                          0.625%
Amount Over $1 billion                                     0.575%



(6) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.05% of the management fees until October 31, 2007.


FLOATING RATE FUND


THE HARTFORD MUTUAL FUNDS                                                    235

MANAGEMENT OF THE FUNDS


AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.65%
Next $4.5 billion                                           0.60%
Next $5 billion                                             0.58%
Amount Over $10 billion                                     0.57%



INCOME FUND AND INFLATION PLUS FUND(7)



AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.60%
Next $4.5 billion                                           0.55%
Next $5 billion                                             0.53%
Amount Over $10 billion                                     0.52%



(7) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.10% of the management fees until October 31, 2007.



U.S. GOVERNMENT SECURITIES FUND



AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $50 million                                           0.60%
Next $450 billion                                           0.55%
Next $4.5 billion                                           0.50%
Next $5 billion                                             0.48%
Amount Over $10 billion                                     0.47%



TOTAL BOND RETURN FUND






AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.55%
Next $500 million                                          0.525%
Next $4 billion                                             0.50%
Next $5 billion                                             0.48%
Amount Over $10 billion                                     0.47%


SHORT DURATION FUND, TAX-FREE CALIFORNIA FUND AND TAX-FREE NEW YORK FUND

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.55%
Next $4.5 billion                                           0.50%
Next $5 billion                                             0.48%
Amount Over $10 billion                                     0.47%

MONEY MARKET FUND

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.50%
Next $500 million                                           0.45%
Next $4 billion                                             0.40%
Next $5 billion                                             0.38%
Amount Over $10 billion                                     0.37%


THE HARTFORD MUTUAL FUNDS                                                    236

MANAGEMENT OF THE FUNDS


EQUITY GROWTH ALLOCATION FUND, GROWTH ALLOCATION FUND, BALANCED ALLOCATION FUND, CONSERVATIVE ALLOCATION FUND, INCOME ALLOCATION FUND, RETIREMENT INCOME FUND, TARGET RETIREMENT 2010 FUND, TARGET RETIREMENT 2020 FUND AND TARGET RETIREMENT 2030 FUND



AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.15%
Amount Over $500 million                                    0.10%



For each fund's fiscal year ended October 31, 2006, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:



FUND NAME                                                10/31/2006
---------                                                ----------
The Hartford Advisers Fund                                  ____%*
The Hartford Balanced Income Fund                           ____%
The Hartford Capital Appreciation Fund                      ____%
The Hartford Capital Appreciation II Fund                   ____%
The Hartford Disciplined Equity Fund                        ____%
The Hartford Dividend and Growth Fund                       ____%
The Hartford Equity Income Fund                             ____%
The Hartford Floating Rate Fund                             ____%
The Hartford Focus Fund                                     ____%
The Hartford Global Communications Fund                     ____%
The Hartford Global Financial Services Fund                 ____%
The Hartford Global Health Fund                             ____%
The Hartford Global Leaders Fund                            ____%
The Hartford Global Technology Fund                         ____%
The Hartford Growth Fund                                    ____%
The Hartford Growth Opportunities Fund                      ____%
The Hartford High Yield Fund                                ____%
The Hartford Income Fund                                    ____%
The Hartford Inflation Plus Fund                            ____%
The Hartford International Capital Appreciation Fund        ____%
The Hartford International Opportunities Fund               ____%
The Hartford International Small Company Fund               ____%
The Hartford LargeCap Growth Fund                           ____%
The Hartford MidCap Fund                                    ____%
The Hartford MidCap Growth Fund                             ____%
The Hartford MidCap Value Fund                              ____%
The Hartford Money Market Fund                              ____%
The Hartford Select MidCap Growth Fund                      ____%
The Hartford Select MidCap Value Fund                       ____%
The Hartford Select SmallCap Growth Fund                    ____%
The Hartford Select SmallCap Value Fund                     ____%
The Hartford Short Duration Fund                            ____%
The Hartford Small Company Fund                             ____%
The Hartford SmallCap Growth Fund                           ____%
The Hartford Stock Fund                                     ____%
The Hartford Tax-Free California Fund                       ____%
The Hartford Tax-Free Minnesota Fund                        ____%
The Hartford Tax-Free National Fund                         ____%



THE HARTFORD MUTUAL FUNDS                                                    237

MANAGEMENT OF THE FUNDS


The Hartford Tax-Free New York Fund                         ____%
The Hartford Total Return Bond Fund                         ____%
The Hartford U.S. Government Securities Fund                ____%
The Hartford Value Fund                                     ____%
The Hartford Value Opportunities Fund                       ____%
The Hartford Equity Growth Allocation Fund                  ____%
The Hartford Growth Allocation Fund                         ____%
The Hartford Balanced Allocation Fund                       ____%
The Hartford Conservative Allocation Fund                   ____%
The Hartford Income Allocation Fund                         ____%
The Hartford Retirement Income Fund                         ____%
The Hartford Target Retirement 2010 Fund                    ____%
The Hartford Target Retirement 2020 Fund                    ____%
The Hartford Target Retirement 2030 Fund                    ____%






A discussion regarding the basis for the boards of directors' approval of the investment management and investment sub-advisory agreements of the funds is available in the funds' annual report to shareholders covering the fiscal year ended October 31, 2006.


PORTFOLIO MANAGERS OF THE FUNDS

The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below. The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.

ADVISERS FUND Steven T. Irons, Senior Vice President and Equity Portfolio Manager/Analyst of Wellington Management, has served as portfolio manager of the equity portion of the fund since May 2005. Mr. Irons joined Wellington Management as an investment professional in 1993.

Peter I. Higgins, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis of the equity portion of the fund since November 2005. Mr. Higgins joined Wellington Management as an investment professional in 2005. Prior to joining the firm, Mr. Higgins was a Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005.




John C. Keogh, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the fixed income and money market portion of the fund since 2004. Mr. Keogh joined Wellington Management as an investment professional in 1983.

Christopher Gootkind, Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the corporate portion of the fixed income component of the fund since March 2006. Mr. Gootkind joined Wellington Management as an investment professional in 2000.


BALANCED INCOME FUND Lucius T. Hill, III, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the fixed income portion of the fund since its inception (2006) and for clients of the firm for at least the past five years. Mr. Hill joined Wellington Management as an investment professional in 1993.



Scott I. St. John, CFA, Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fixed income portion of the fund since its inception (2006) and has served as a fixed income portfolio manager for clients of the firm since joining Wellington Management in 2003. Prior to joining Wellington Management, Mr. St. John was a Fixed Income Analyst at State Street Research from 2001 to 2003.



THE HARTFORD MUTUAL FUNDS                                                    238

MANAGEMENT OF THE FUNDS


John R. Ryan, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the equity portion of the fund since its inception (2006) and for clients of the firm for at least the past five years. Mr. Ryan joined Wellington Management as an investment professional in 1981.


CAPITAL APPRECIATION FUND Saul J. Pannell, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (1996). Mr. Pannell joined Wellington Management as an investment professional in 1974.

Frank D. Catrickes, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Mr. Catrickes has been involved in portfolio management and securities analysis for the fund since 1998.

CAPITAL APPRECIATION II FUND The fund has been managed by a team of Portfolio Managers since its inception in 2005. Each member of the team manages a portion of the fund. Decisions to vary the percentage of the fund's assets allocated to a sleeve will be made collectively by the team.

Value Opportunities

James H. Averill, Senior Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1985. Mr. Averill has been involved in portfolio management and securities analysis for the fund since its inception (2005).

David R. Fassnacht, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1991. Mr. Fassnacht has been involved in portfolio management and securities analysis for the fund since its inception (2005).

James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1985. Mr. Mordy has been involved in portfolio management and securities analysis for the fund since its inception (2005).

David W. Palmer, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1998. Mr. Palmer has been involved in portfolio management and securities analysis for the fund since its inception (2005).

Growth Opportunities

Michael T. Carmen, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1999. Mr. Carmen has been involved in portfolio management and securities analysis for the fund since its inception (2005).

Special Situations

Frank D. Catrickes, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Mr. Catrickes has been involved in portfolio management and securities analysis for the fund since its inception (2005).

Global Equities

Nicolas M. Choumenkovitch, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1995. Mr. Choumenkovitch has been involved in portfolio management and securities analysis for the fund since its inception (2005).

Capital Appreciation

Saul J. Pannell, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1974. Mr. Pannell has been involved in portfolio management and securities analysis for the fund since its inception (2005).

DISCIPLINED EQUITY FUND James A. Rullo, Senior Vice President and Director of the Quantitative Investment Group of Wellington Management, has served as portfolio manager of the fund since its inception (1998). Mr. Rullo joined Wellington Management as an investment professional in 1994.


THE HARTFORD MUTUAL FUNDS                                                    239

MANAGEMENT OF THE FUNDS

Mammen Chally, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm in 1994 and has been an investment professional since 1996. Mr. Chally has been involved in portfolio management and securities analysis for the fund since its inception (1998).

DIVIDEND AND GROWTH FUND Edward P. Bousa, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as co-manager of the fund from July, 2001 through September, 2001 and as portfolio manager of the fund since October, 2001. Mr. Bousa joined Wellington Management as an investment professional in 2000.

EQUITY INCOME FUND John R. Ryan, Senior Vice President, Managing Partner and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (2003). Mr. Ryan joined Wellington Management as an investment professional in 1981.

FLOATING RATE FUND Michael Bacevich, Managing Director and Senior Portfolio Manager of Hartford Investment Management, has served as portfolio manager of the fund since its inception (2005). Mr. Bacevich joined Hartford Investment Management as head of its Bank Loan Sector in 2004. Previously Mr. Bacevich was the head of the Bank Loan Unit at CIGNA Investments, Inc. from 2000 until joining Hartford Investment Management. Mr. Bacevich is a co-manager of the Floating Rate Fund and the lead member of the Fund's management team.

John Connor, Vice President and Credit Research Analyst of Hartford Investment Management, has been involved in portfolio management and securities analysis for the fund since its inception (2005). Mr. Connor joined Hartford Investment Management as a portfolio manager in 2004. Previously, Mr. Connor was a Managing Director at CIGNA Investments, Inc., with responsibility for credit research on leveraged loan borrowers and portfolio management. Mr. Connor is a co-manager of the Floating Rate Fund and reports to Mr. Bacevich, as well as assumes responsibility for investment decisions in Mr. Bacevich's absence.

FOCUS FUND Peter I. Higgins, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis of the equity portion of the fund since November 2005. Mr. Higgins joined Wellington Management as an investment professional in 2005. Prior to joining the firm, Mr. Higgins was a Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005.

Steven T. Irons, Senior Vice President and Equity Portfolio Manager/Analyst of Wellington Management, has served as portfolio manager of the fund since May 2005. Mr. Irons joined Wellington Management as an investment professional in 1993.

GLOBAL COMMUNICATIONS FUND This fund has been managed by a team of global industry analysts that specialize in the communications industry since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the communications industry are made collectively by the team.

Archana Basi, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2001. Ms. Basi has been involved in portfolio management and securities analysis for the fund since 2002 focused primarily on the global telecommunications services and long distance carrier sectors. Prior to joining Wellington Management, Ms. Basi was an investment professional at T. Rowe Price (1998-2001).

David Nincic, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1999. Mr. Nincic has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the wireless telecommunications sector.


GLOBAL FINANCIAL SERVICES FUND Mark T. Lynch, Senior Vice President and Global Industry Analyst of Wellington Management, has served as portfolio manager of the fund since 2007. Prior to this, Mr. Lynch was a member of a team of global industry analysts who had managed the fund since its inception (2000). Mr. Lynch joined the firm as an investment professional in 1994.



THE HARTFORD MUTUAL FUNDS                                                    240

MANAGEMENT OF THE FUNDS




GLOBAL HEALTH FUND This fund has been managed by a team of global industry analysts that specialize in the health care sector since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the healthcare industry are made collectively by the team.

Joseph H. Schwartz, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1983. Mr. Schwartz has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the medical technology sector.

Jean M. Hynes, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm in 1991 and has been an investment professional since 1993. Ms. Hynes has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the pharmaceutical and biotechnology sectors.

Ann C. Gallo, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1998. Ms. Gallo has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the healthcare services sector.

Kirk J. Mayer, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1998. Mr. Mayer has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the imaging, genomics and biotechnology sectors.

Robert L. Deresiewicz, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2000. Mr. Deresiewicz has been involved in portfolio management and securities analysis for the fund since 2004 focused primarily on the biotechnology sector.

GLOBAL LEADERS FUND Andrew S. Offit, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception in 1998. Mr. Offit joined Wellington Management as an investment professional in 1997.


Jean-Marc Berteaux, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2001. Mr. Berteaux has been involved in portfolio management and securities analysis for the fund since 2001.


Matthew D. Hudson, Vice President and Equity Portfolio Manager of Wellington Management, joined Wellington Management as investment professional in 2005. Mr. Hudson has been involved in portfolio management and securities analysis for the fund since March 2006. Prior to joining the firm, Mr. Hudson was a portfolio manager and analyst at American Century Investment Management (2000-2005).

GLOBAL TECHNOLOGY FUND This fund has been managed by a team of global industry analysts that specialize in the technology sector since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the technology industry are made collectively by the team.


THE HARTFORD MUTUAL FUNDS                                                    241

MANAGEMENT OF THE FUNDS

Scott E. Simpson, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1995. Mr. Simpson has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the software and internet sectors.

John F. Averill, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1994. Mr. Averill has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the communications equipment and components sectors.

Eric C. Stromquist, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1989. Mr. Stromquist has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the semiconductor and computer hardware sectors.

Bruce L. Glazer, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1997. Mr. Glazer has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the business information technology and computer services sectors.

Anita M. Killian, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2000. Ms. Killian has been involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the communications equipment and components sectors.




GROWTH FUND Andrew J. Shilling, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since April 2, 2001. Mr. Shilling joined Wellington Management as an investment professional in 1994.

John A. Boselli, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2002. Mr. Boselli has been involved in portfolio management and securities analysis for the fund since 2002. Prior to joining Wellington Management, Mr. Boselli was an investment professional with Putnam Investments Incorporated (1996-2002).

GROWTH OPPORTUNITIES FUND Michael T. Carmen, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since April 2, 2001. Mr. Carmen joined Wellington Management as an investment professional in 1999.


Mario E. Abularach, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 2001. Mr. Abularach has been involved in portfolio management and securities analysis for the fund since January 2006.



HIGH YIELD FUND The fund is managed by Mark Niland, Nasri Toutoungi and James Serhant.


Mark Niland, CFA, Executive Vice President of Hartford Investment Management, has served as co-portfolio manager of the fund since September 2005. Mr. Niland joined Hartford Investment Management in 1989 and has been an investment professional involved in trading and portfolio management since that time. Prior to joining the firm, Mr. Niland was a credit officer at Shawmut National Corp.


James Serhant, CFA, Vice President and Senior Investment Analyst of Hartford Investment Management, has served as a portfolio manager of the fund since August 2006. Mr. Serhant joined Hartford Investment Management in 2005, and covers the high yield telecom, media and healthcare industries. Prior to joining the firm, he was a vice president and senior research analyst at Delaware Investments (2001-2005). From (1997-2000), he was vice president and senior fixed income research analyst at JP Morgan Securities, Inc.


Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as co-portfolio manager of the fund since September 2005. Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi was a Managing Director of Blackrock, Inc. from 1998 to January 2002 and a Director and Partner of Rogge Global Partners from 1997 to 1998.


THE HARTFORD MUTUAL FUNDS                                                    242

MANAGEMENT OF THE FUNDS


INCOME FUND The fund is managed by William H. Davison, Jeffrey S. MacDonald and Charles Moon.





William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.


Jeffrey S. MacDonald, CFA, Vice President of Hartford Investment Management, has served as a portfolio manager of the fund since August 2006. Mr. MacDonald joined Hartford Investment Management in 2005 and serves as a portfolio manager in the multi-sector portfolio management team, which manages Core, Core Plus, Intermediate Core and other broad based fixed income styles. Mr. MacDonald is also a member of the Investment Strategy Committee. Prior to joining the firm, he was a portfolio analyst at Wellington Management Company, LLC (2000-2005). He began his career with Fidelity Investments as a fixed income trader and lead systems analyst (1992-2000).



Charles Moon, Executive Vice President and member of the Investment Strategy Committee of Hartford Investment Management, has served as a portfolio manager of the fund since August 2006. Mr. Moon joined Hartford Investment Management in 2006, and serves as the head of the Investment Grade Credit Sector and as a Senior Portfolio Manager for investment grade credit strategies. Prior to joining the firm, he served as a portfolio manager and co-head of Investment Grade Credit at OFI Institutional Asset Management (OppenheimerFunds) (2002-2006). Previously, Mr. Moon was Executive Director of Fixed Income at Morgan Stanley Asset Management (Miller Anderson & Sherrerd) (1999-2002), serving as portfolio manager and analyst. Prior to joining Morgan Stanley, he served in various positions at Citicorp and its affiliates, including Global Analyst, Divisional Controller, and Portfolio Analyst (1993-1999).


INFLATION PLUS FUND The fund is managed by Timothy Wilhide and William H.
Davison.

Timothy Wilhide, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 15, 2004. Mr. Wilhide joined Hartford Investment Management in 1994 and has been an investment professional involved in portfolio management since 1978.

William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.

INTERNATIONAL CAPITAL APPRECIATION FUND Andrew S. Offit, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception in 2001. Mr. Offit joined Wellington Management as an investment professional in 1997.


Jean-Marc Berteaux, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2001. Mr. Berteaux has been involved in portfolio management and securities analysis for the fund since 2001.


Matthew D. Hudson, Vice President and Equity Portfolio Manager of Wellington Management, joined Wellington Management as investment professional in 2005. Mr. Hudson has been involved in portfolio management and securities analysis for the fund since March 2006. Prior to joining the firm, Mr. Hudson was a portfolio manager and analyst at American Century Investment Management (2000-2005).


THE HARTFORD MUTUAL FUNDS                                                    243

MANAGEMENT OF THE FUNDS


INTERNATIONAL OPPORTUNITIES FUND Nicolas M. Choumenkovitch, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since December 2006 and has been involved in portfolio management and securities analysis of the fund since 2000. Mr. Choumenkovitch joined the firm as an investment professional in 1995.



INTERNATIONAL SMALL COMPANY FUND Simon H. Thomas, Vice Presiddnt and Equity Portfolio Manager of Wellington Management International Ltd (an affiliate of Wellington Management), has served as the portfolio manager of the fund since January 2006. Mr. Thomas joined the firm as an investment professional in 2002 and has been involved in portfolio management and securities analysis for the firm for the past four years. Prior to joining the firm, Mr. Thomas attended graduate school at the University of Chicago Business School (2000-2002) and was a Manager at Arthur Andersen (1992-2000).





Daniel Maguire, Equity Research Analyst of Wellington Management International Ltd (an affiliate of Wellington Management), joined the firm as an investment professional in 2004. Mr. Maguire has been involved in portfolio management and securities analysis for the fund since January 2006, and for the firm for the past two years. Prior to joining the firm, Mr. Maguire was an Equity Analyst at Insight Investment Management in the UK (2003-2004) and at HSBC Investment Bank (2000-2003).


LARGECAP GROWTH FUND Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since November 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.


MIDCAP FUND Phillip H. Perelmuter, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (1997). Mr. Perelmuter joined Wellington Management as an investment professional in 1995.


MIDCAP GROWTH FUND Mark Waterhouse, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception (2006). Mr. Waterhouse joined Hartford Investment Management in 2005. Prior to joining the firm, Mr. Waterhouse was partner and chief investment officer at Think Equity Capital (2003-2005) and a managing director at Moore Capital Management, LLC (2001-2003).


MIDCAP VALUE FUND James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception in 2001. Mr. Mordy joined Wellington Management as an investment professional in 1985.

MONEY MARKET FUND The fund is managed by Robert Crusha, with Adam Tonkinson as assistant portfolio manager.

Robert Crusha, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since May 1, 2002. Mr. Crusha joined Hartford Investment Management in 1993 and has been an investment professional involved in trading and portfolio management since 1995.

Adam Tonkinson, Assistant Vice President of Hartford Investment Management, has served as assistant portfolio manager of the fund since March 15, 2004. Mr. Tonkinson joined Hartford Investment Management in 2001 and has been an investment professional involved in securities analysis since that time and securities trading since 2002. Prior to joining Hartford Investment Management, Mr. Tonkinson attended Yale School of Management from 1999 to 2001 and was a Project Engineer at Massachusetts Water Resources Authority from 1998 to 1999.


SELECT MIDCAP GROWTH FUND Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since [_______________]. Mr. Whelan, an investment professional since 1990, joined Hartford Investment



THE HARTFORD MUTUAL FUNDS                                                    244

MANAGEMENT OF THE FUNDS


Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.






THE HARTFORD MUTUAL FUNDS                                                    245

MANAGEMENT OF THE FUNDS





SELECT MIDCAP VALUE FUND



Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since [_______________]. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.






THE HARTFORD MUTUAL FUNDS                                                    246

MANAGEMENT OF THE FUNDS




SELECT SMALLCAP GROWTH FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.


Jennison Associates LLC John P. Mullman, CFA, and Jason M. Swiatek, CFA, are the portfolio managers for the portion of the fund allocated to Jennison. Mr. Mullman generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.



John P. Mullman is a Managing Director of Jennison. He has been in the investment business since 1987, when he joined Prudential. Prior to joining Jennison in August 2000, Mr. Mullman managed institutional portfolios with Prudential. He earned his B.A. in Economics from the College of the Holy Cross in 1982 and his M.B.A. from Yale University in 1987. He is also a member of The New York Society of Security Analysts, Inc.



Jason M. Swiatek is a Managing Director of Jennison, which he joined in August 2000. Mr. Swiatek joined Prudential in 1995 as a Financial Reviewer for the Asset Management Group. He then moved to Prudential's Global Growth Equities team in 1996 before joining the small cap equity team in January 1999. Prior to Prudential, Mr. Swiatek worked at Munistat/PFA, Inc. and the Center for Entrepreneurship. He received a B.S. in Finance, summa cum laude from Canisius College in 1995. Mr. Swiatek is a member of The New York Society of Security Analysts, Inc. He has managed the portion of the fund allocated to Jennison since October 2005.


The portfolio managers for the fund are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.


Oberweis Asset Management, Inc. James W. Oberweis, CFA, President and Portfolio Manager of Oberweis, is primarily responsible for the day-to-day management of the portion of the fund's assets allocated to Oberweis. Mr. Oberweis specializes exclusively in managing portfolios of high growth small cap companies. Mr. Oberweis has been Director of the firm since 2003, President since 2001, a Portfolio Manager since 1995, and was Vice President of the firm from 1995 to 2001. Mr. Oberweis is a holder of the Charter Financial Analyst (CFA) designation, and earned an M.B.A. with high honors from the University of Chicago and a B.S. in computer science from the University of Illinois. Mr. Oberweis is a member of the Young Presidents Organization (YPO), the Economic Club of Chicago and the Association for Investment Management and Research
(AIMR).



SELECT SMALLCAP VALUE FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.



Kayne Anderson Rudnick Investment Management, LLC The portion of the fund allocated to KAR is co-managed by Robert A. Schwarzkopf and Sandi L. Gleason.



Robert A. Schwarzkopf, Managing Director of Small Cap Equity and Portfolio Manager of KAR, has served as a co-portfolio manager of the fund since its inception (2006). Mr. Schwarzkopf joined KAR in 1991 and has been involved in the management of other small- and mid-cap strategies for the firm since that time.



THE HARTFORD MUTUAL FUNDS                                                    247

MANAGEMENT OF THE FUNDS


Sandi L. Gleason, Portfolio Manager of KAR, has served as a co-portfolio manager of the fund since its inception (2006). Ms. Gleason joined KAR in 1993 and has been involved in the management of other small- and mid-cap strategies for the firm since 1998.



Metropolitan West Capital Management, LLC The portion of the fund allocated to MetWest Capital is managed by Gary W. Lisenbee.



Gary W. Lisenbee, President of MetWest Capital, has served as portfolio manager of the fund since its inception (2006). Mr. Lisenbee co-founded MetWest Capital in 1997 and has served as President of the firm since that time. Mr. Lisenbee has been an investment professional involved in portfolio management and research analysis since 1973.



SSgA Funds Management, Inc. The portion of the fund allocated to SSgA FM is co-managed by Ric Thomas, Chuck Martin and John O'Connell.



Ric Thomas, Principal of SSgA FM and Deputy Department Head in the Enhanced Equity group since joining the SSgA companies in 1998, has served as a co-portfolio manager of the fund since its inception (2006).



Chuck Martin, Principal of SSgA FM and a portfolio manager in the Global Enhanced Equity group since joining the SSgA companies in 2001, has served as a co-portfolio manager of the fund since its inception (2006). Prior to joining the SSgA companies, Mr. Martin was an Equity Analyst at SunTrust Equitable Securities (1999-2001).



John O'Connell, Principal of SSgA FM and portfolio manager in the Global Enhanced Equity group of the SSgA companies since 2000, has served as a co-portfolio manager of the fund since its inception. Mr. O'Connell joined the SSgA companies in 1996 as an Investment Associate.


SHORT DURATION FUND The fund is co-managed by Robert Crusha and Brian Dirgins.

Robert Crusha, Vice President of Hartford Investment Management, has served as co-portfolio manager of the fund since March 15, 2004. Mr. Crusha served as assistant portfolio manager of the fund since its inception on October 31, 2002. Mr. Crusha joined Hartford Investment Management in 1993 and has been an investment professional involved in trading and portfolio management since 1995.

Brian Dirgins, Vice President of Hartford Investment Management, has served as co-portfolio manager of the fund since March 15, 2004. Mr. Dirgins joined Hartford Investment Management in 1998 and has been an investment professional involved in trading and securities analysis since 1989.


SMALL COMPANY FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.



Hartford Investment Management Mark Waterhouse, Executive Vice President of Hartford Investment Management has served as portfolio manager of the fund since June 12, 2006. Mr. Waterhouse joined Hartford Investment Management in 2005. Prior to joining the firm, Mr. Waterhouse was partner and chief investment officer at Think Equity Capital (2003-2005) and a managing director at Moore Capital Management, LLC (2001-2003).



Wellington Management Company, LLP Steven C. Angeli, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since January 2, 2000. Mr. Angeli joined Wellington Management as an investment professional in 1994.



Stephen Mortimer, Vice President and Equity Portfolio Manager, has served as portfolio manager for the fund since March 2006. Mr. Mortimer joined Wellington Management as an investment professional in 2001.



Mario E. Abularach, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 2001. Mr. Abularach has been involved in portfolio management and securities analysis for the fund since January 2006.



THE HARTFORD MUTUAL FUNDS                                                    248

MANAGEMENT OF THE FUNDS


SMALLCAP GROWTH FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.



Hartford Investment Management Company Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since November 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.



Wellington Management Company, LLP David J. Elliott, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since April 2, 2001. Mr. Elliott joined Wellington Management in 1995 and has been an investment professional since 1999.


Doris T. Dwyer, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Ms. Dwyer has been involved in portfolio management and securities analysis for the fund since April 2, 2001.

STOCK FUND Steven T. Irons, Senior Vice President and Equity Portfolio Manager/Analyst of Wellington Management, has served as portfolio manager of the fund since May 2005. Mr. Irons joined Wellington Management as an investment professional in 1993.

Peter I. Higgins, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis of the equity portion of the fund since November 2005. Mr. Higgins joined Wellington Management as an investment professional in 2005. Prior to joining the firm, Mr. Higgins was a Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005.




TAX-FREE CALIFORNIA FUND Charles Grande, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.

TAX-FREE MINNESOTA FUND Charles Grande, Senior Vice President of Hartford Investment Management, has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.

TAX-FREE NATIONAL FUND Charles Grande, Senior Vice President of Hartford Investment Management, has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.

TAX-FREE NEW YORK FUND Charles Grande, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.

TOTAL RETURN BOND FUND Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since January 2003. Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi


THE HARTFORD MUTUAL FUNDS                                                    249

MANAGEMENT OF THE FUNDS

was a Managing Director of Blackrock, Inc. from 1998 to January 2002 and a Director and Partner of Rogge Global Partners from 1997 to 1998.

U.S. GOVERNMENT SECURITIES FUND The fund is managed by Christopher Hanlon, with Russell M. Regenauer as assistant portfolio manager.

Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.

Russell M. Regenauer, Vice President of Hartford Investment Management, has served as assistant portfolio manager of the fund since September 3, 2002. Mr. Regenauer joined Hartford Investment Management in 1993 and has been an investment professional involved in securities trading since 1985.

VALUE FUND John R. Ryan, Senior Vice President, Managing Partner and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (2001). Mr. Ryan joined Wellington Management as an investment professional in 1981.

VALUE OPPORTUNITIES FUND This fund has been managed by a team specializing in all-cap value investing since 2001. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors are made collectively by the team.

James H. Averill, Senior Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1985. Mr. Averill has been involved in portfolio management and securities analysis for the fund since its inception (2001) focused primarily on the finance, retail, capital goods, health services and paper industries.

David R. Fassnacht, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1991. Mr. Fassnacht has been involved in portfolio management and securities analysis for the fund since its inception (2001) focused primarily on the communications services, media, pharmaceutical, airline and chemical industries.

James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1985. Mr. Mordy has been involved in portfolio management and securities analysis for the fund since its inception (2001) focused primarily on the technology, energy, construction and utilities sectors.

David W. Palmer, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1998. Mr. Palmer has been involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the metals, rail, energy and specialty finance sectors.


EQUITY GROWTH ALLOCATION FUND The fund is managed by Edward C. Caputo and and Hugh Whelan.



Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since [_______________]. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.





Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.


THE HARTFORD MUTUAL FUNDS                                                    250

MANAGEMENT OF THE FUNDS


GROWTH ALLOCATION FUND The fund is managed by Edward C. Caputo and and Hugh Whelan.



Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since [_______________]. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.






Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.



BALANCED ALLOCATION FUND The fund is managed by Edward C. Caputo and and Hugh Whelan.



Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since [_______________]. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.





Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.


CONSERVATIVE ALLOCATION FUND The fund is managed by Edward C. Caputo and and Hugh Whelan.



Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since [_______________]. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.





Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.


INCOME ALLOCATION FUND The fund is managed by Edward C. Caputo and and Hugh Whelan.



THE HARTFORD MUTUAL FUNDS                                                    251

MANAGEMENT OF THE FUNDS


Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since [_______________]. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.





Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.


RETIREMENT INCOME FUND The fund is managed by Edward C. Caputo and and Hugh Whelan.



Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since [_______________]. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.





Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.


TARGET RETIREMENT 2010 FUND The fund is managed by Edward C. Caputo and and Hugh Whelan.



Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since [_______________]. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.





Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.


TARGET RETIREMENT 2020 FUND The fund is managed by Edward C. Caputo and and Hugh Whelan.



THE HARTFORD MUTUAL FUNDS                                                    252

MANAGEMENT OF THE FUNDS


Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since [_______________]. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.





Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.


TARGET RETIREMENT 2030 FUND The fund is managed by Edward C. Caputo and and Hugh Whelan.



Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since [_______________]. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.





Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.


THE HARTFORD MUTUAL FUNDS                                                    253

ABOUT YOUR ACCOUNT

CHOOSING A SHARE CLASS

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. Certain of the funds also offer Class Y shares to certain qualified investors pursuant to a separate prospectus describing that class. Your financial representative can help you decide. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Each class has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Generally, it is more advantageous for an investor that is considering an investment in Class B shares of more than $100,000 or an investment in Class C shares of more than $1,000,000 to invest in Class A shares instead.

CLASS A

- Front-end sales charges, as described under the subheading "How Sales Charges are Calculated".

-    Distribution and service (12b-1) fees of 0.25%.(1)

(1) The Rule 12b-1 plan applicable to Class A shares of each fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of the funds has currently authorized Rule 12b-1 payments of only up to 0.25%.

CLASS B

-    No front-end sales charge; all your money goes to work for you right away.

-    Distribution and service (12b-1) fees of 1.00%.

-    A deferred sales charge, as described on the following page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C

-    No front-end sales charge; all your money goes to work for you right away.

-    Distribution and service (12b-1) fees of 1.00%.

- A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

DISTRIBUTION ARRANGEMENTS

Hartford Investment Financial Services, LLC ("HIFSCO") serves as the principal underwriter for each fund pursuant to Underwriting Agreements initially approved by the boards of directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a "Company"). HIFSCO is a registered broker-dealer and member of the NASD. Shares of each fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of any fund.


THE HARTFORD MUTUAL FUNDS                                                    254

ABOUT YOUR ACCOUNT

DISTRIBUTION PLANS

Each Company, on behalf of its respective funds, has adopted a separate distribution plan (the "Plan") for each of the Class A, Class B and Class C shares of each fund.

CLASS A PLAN Pursuant to the Class A Plan, a fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each fund, the annual rate of 0.35% of the fund's average daily net assets attributable to Class A shares. However, the Companies' boards of directors have currently authorized Rule 12b-1 payments of only up to 0.25% of each fund's average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

CLASS B PLAN Pursuant to the Class B Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

CLASS C PLAN Pursuant to the Class C Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the applicable Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each fund's shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the funds pay HIFSCO the entire fee regardless of HIFSCO's expenditures. Even if HIFSCO's actual expenditures exceed the fee payable to HIFSCO at any given time, the funds will not be obligated to pay more than that fee.

The Plans were adopted by a majority vote of the board of directors of the applicable Company, including at least a majority of directors who are not interested persons of the applicable funds as defined in the 1940 Act. A Plan may be terminated at any time by vote of the majority of the directors of the applicable board who are not interested persons of the funds. A Plan will automatically terminate in the event of its assignment.


THE HARTFORD MUTUAL FUNDS                                                    255

ABOUT YOUR ACCOUNT

HOW SALES CHARGES ARE CALCULATED

CLASS A sales charges and commissions paid to dealers for the funds are listed below. The offering price includes the front-end sales load.

ALL FUNDS, EXCEPT FOR INCOME ALLOCATION FUND AND THE HARTFORD FIXED INCOME FUNDS

                                                                                      DEALER
                                                         AS A % OF     AS A %      COMMISSION AS
                                                         OFFERING      OF NET      PERCENTAGE OF
YOUR INVESTMENT                                            PRICE     INVESTMENT   OFFERING PRICE
---------------                                          ---------   ----------   --------------
Less than $50,000                                          5.50%        5.82%          4.75%
$ 50,000 -- $ 99,999                                       4.50%        4.71%          4.00%
$100,000 -- $249,999                                       3.50%        3.63%          3.00%
$250,000 -- $499,999                                       2.50%        2.56%          2.00%
$500,000 -- $999,999                                       2.00%        2.04%          1.75%
$1 million or more(1)                                         0%           0%             0%

INCOME ALLOCATION FUND AND THE HARTFORD FIXED INCOME FUNDS, EXCEPT FOR THE HARTFORD MONEY MARKET FUND, THE HARTFORD SHORT DURATION FUND AND THE HARTFORD FLOATING RATE FUND

                                                                                      DEALER
                                                         AS A % OF     AS A %      COMMISSION AS
                                                         OFFERING      OF NET      PERCENTAGE OF
YOUR INVESTMENT                                            PRICE     INVESTMENT   OFFERING PRICE
---------------                                          ---------   ----------   --------------
Less than $50,000                                          4.50%        4.71%          3.75%
$ 50,000 -- $ 99,999                                       4.00%        4.17%          3.50%
$100,000 -- $249,999                                       3.50%        3.63%          3.00%
$250,000 -- $499,999                                       2.50%        2.56%          2.00%
$500,000 -- $999,999                                       2.00%        2.04%          1.75%
$1 million or more(1)                                         0%           0%             0%

THE HARTFORD SHORT DURATION FUND AND THE HARTFORD FLOATING RATE FUND

                                                                                      DEALER
                                                         AS A % OF     AS A %      COMMISSION AS
                                                         OFFERING      OF NET      PERCENTAGE OF
YOUR INVESTMENT                                            PRICE     INVESTMENT   OFFERING PRICE
---------------                                          ---------   ----------   --------------
Less than $50,000                                          3.00%        3.09%          2.50%
$ 50,000 -- $ 99,999                                       2.50%        2.56%          2.00%
$100,000 -- $249,999                                       2.25%        2.30%          1.75%
$250,000 -- $499,999                                       1.75%        1.78%          1.25%
$500,000 -- $999,999                                       1.25%        1.27%          1.00%
$1 million or more(1)                                         0%           0%             0%

(1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

A front-end sales charge is not assessed on Class A shares of the Money Market Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million. This commission schedule may also apply to certain sales of Class A shares made to investors which qualify under any of the last four categories listed under "Waivers for Certain Investors".


THE HARTFORD MUTUAL FUNDS                                                    256

ABOUT YOUR ACCOUNT

CLASS B shares are offered at their net asset value per share, without a front-end sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

YEARS AFTER PURCHASE                                     CDSC
--------------------                                     ----
1st year                                                 5.00%
2nd year                                                 4.00%
3rd year                                                 3.00%
4th year                                                 3.00%
5th year                                                 2.00%
6th year                                                 1.00%

CLASS C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares:

YEARS AFTER PURCHASE                                     CDSC
--------------------                                     ----
1st year                                                 1.00%
After 1 year                                             None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies a fund redeems shares in the following order:
(1) shares representing an increase over the original purchase cost, (2) shares acquired through reinvestment of dividends and capital gains distributions, (3) Class B shares held for over 6 years or Class C shares held over 1 year, and (4) Class B shares held the longest during the six-year period.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the funds in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the funds to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers for the purchase or sale of the funds' shares through that broker. This transaction fee is separate from any sales charge that the funds may apply.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of the funds to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company ("HASCO"), the funds' transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

The first three ways can be combined in any manner:


- ACCUMULATION PRIVILEGE -- lets you add the value of any shares of the funds (including The Hartford Money Market Fund) you or members of your family already own to the amount of your next Class A and Class L investment for purposes of calculating the sales charge. Each fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any funds of The Hartford Mutual Funds, Inc. and The Hartford



THE HARTFORD MUTUAL FUNDS                                                    257

ABOUT YOUR ACCOUNT


     Mutual Funds II, Inc. at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of all shares of any funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. For Class A shares, the definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner's spouse (or legal equivalent recognized under state law) and any minor children living in the owner's household. For accounts opened before August 16, 2004 for Class A shares and for all Class L shares, a family member is an owner's spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A, and Class L shares. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.



- LETTER OF INTENT -- lets you purchase Class A and Class L shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A, and Class L shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A or Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. owned by the shareholder as described above under "Accumulation Privilege." Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the fund to sell the indicated amount of the LOI. If a Class A or Class L shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A or, Class L E shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or Class L shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under "Accumulation Privilege." Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.


- COMBINATION PRIVILEGE -- lets you combine Class A shares of multiple Hartford Mutual Funds for purposes of calculating the sales charge.

CDSC WAIVERS As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

- to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

-    because of shareholder death or disability,

-    because of the death or disability of the grantor of a living trust,

- under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

-    for retirement plans under the following circumstances:

     (1)  to return excess contributions,

     (2)  hardship withdrawals as defined in the plan,


THE HARTFORD MUTUAL FUNDS                                                    258

ABOUT YOUR ACCOUNT

     (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

     (4) to meet minimum distribution requirements under the Internal Revenue Code,

     (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code, and

     (6)  after separation from service.

REINSTATEMENT PRIVILEGE If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any fund within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges to the following individuals and institutions:


- broker dealers and their employees and sales representatives (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section),


- financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,

- present or former officers, directors and employees (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of the funds, The Hartford, the sub-advisers, the transfer agent, and their affiliates,

- retirement or welfare benefit plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

- participants in certain retirement plans with at least 100 participants or $500,000 in plan assets,

- participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator,

- one or more members of a group (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1% CDSC applies if redeemed within 18 months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waiver can be obtained from the transfer agent. The 1% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

The funds make available free of charge, on the funds' website at www.hartfordinvestor.com, information about sales charges and sales charge waivers. The funds' website includes links that facilitate access to this information.

ADDITIONAL COMPENSATION TO BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHER PERSONS ("FINANCIAL INTERMEDIARIES") In addition to the commissions (which may be paid or reallowed to Financial Intermediaries from an applicable sales charge and/or advanced to Financial Intermediaries) and Rule 12b-1 fees described above and in the SAI, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Financial Intermediaries (who may or may not be affiliates of the distributor) in connection with the sale and distribution of the funds' shares ("Additional Payments") based on a number of factors described below and in the funds' SAI. This additional compensation is not paid by you.

With the exception of certain compensation arrangements discussed below and in the SAI and "Negotiated Additional Amounts" defined below, these Additional Payments, which are generally based on average net assets (or on aged assets, i.e., assets held over one year) of the funds attributable to a particular Financial Intermediary, on sales of the funds' shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges, may, but are normally not expected to, exceed, in the aggregate, 0.40% of the average net assets of the funds attributable to a particular Financial Intermediary. Such Additional Payments are generally made for the placement of the funds on a Financial Intermediary's list of mutual funds available for purchase by its customers and/or for including the funds within a group of mutual funds that receive special marketing focus. Separate Additional


THE HARTFORD MUTUAL FUNDS                                                    259

ABOUT YOUR ACCOUNT

Payments may take the form of, among others: (1) "due diligence" payments for a Financial Intermediary's examination of the funds and payments for providing extra employee training and information relating to the funds and (2) "marketing support" fees for providing assistance in promoting the sale of the funds' shares ("Negotiated Additional Amounts"). Subject to NASD regulations, HIFSCO and its affiliates may contribute Negotiated Additional Amounts to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. HIFSCO and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable NASD regulations. These programs, which may vary for different Financial Intermediaries, will not change the price an investor will pay for shares or the amount that a fund will receive from such sale. These Additional Payments and Negotiated Additional Amounts may also pertain to the sale and distribution of other investment products distributed by affiliates of the distributor, and may, in some cases, act as a financial incentive for a Financial Intermediary to recommend the purchase of one fund over another fund. Please consult your Financial Intermediary for more information.


With the exception of certain Negotiated Additional Amounts specifically discussed below and in the SAI, payments of Negotiated Additional Amounts did not exceed $550,000 per Financial Intermediary for the calendar year ended December 31, 2006.



As of [__________________], HIFSCO has entered into arrangements to make Additional Payments that are generally based on average net assets (or on aged assets) of the funds attributable to a particular Financial Intermediary, on sales of the funds' shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges to A. G. Edwards & Sons, Inc., Advantage Capital Corp., Advest, Inc., AIG Financial Advisors, AmeriMutual Funds Distributor, Inc., Associated Securities Corporation, Banc One Securities Corporation, Cadaret Grant & Co., Inc., Centaurus Financial, Inc., Charles Schwab & Co., Inc., Chase Investment Services Corporation, Citicorp Investment Services, Citigroup Global Markets, Inc., Comerica Securities, Commerce Capital Markets, Inc., Commonwealth Financial Network, Commonwealth Financial Services, CUSO Financial Services, L.P., Edward D. Jones & Co., L.P., FFP Securities, Inc., Fidelity Investments, Financial Network Investment Corporation, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., FSC Securities Corp., Gold Trust Company, Harbour Investments, Inc., Independent Financial Group, LLC, ING Financial Advisors, ING Financial Partners, Inc., Investment Professionals, Inc., J.J.B. Hilliard, J.P. Morgan Retirement Plan Services, W.L. Lyons, Inc., Lincoln Financial Advisors Group, Linsco/Private Ledger Corp., M&T Securities Inc., Merrill Lynch Pierce Fenner & Smith, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Multi-Financial Securities Corporation, Inc., Mutual Service Corporation, National Planning Holdings, Inc., NEXT Financial Group, Inc., Piper Jaffray & Co., Prime Capital Services, Inc., PrimeVest Financial Services, Inc., Raymond James Financial Services and Associates, Robert W. Baird, Royal Alliance Associates, Inc., Securities America, Inc., Stifel, Nicolaus & Company, Incorporated, SunAmerica Securities Inc., The Huntington Investment Company, Triad Advisors, Inc., T.Rowe Price Investment Services, Inc., UBS Financial Services Inc., US Bancorp Investments Inc., Uvest Financial Services Group, Inc., Valmark Securities Inc., Wachovia Securities, LLC, Wells Fargo Investments, WM Financial Services, Inc., and Woodbury Financial Services, Inc. Woodbury Financial Services, Inc. is an indirect wholly-owned subsidiary of The Hartford. HIFSCO may enter into arrangements with other Financial Intermediaries to make such Additional Payments. Separate Additional Payments in the form of Negotiated Additional Amounts may also be made to the above-listed Financial Intermediaries and to other Financial Intermediaries.



The Additional Payments to Financial Intermediaries in connection with the sale and distribution of the funds' shares are negotiated based on a range of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets (including distribution of particular classes of the funds' shares), target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of Additional Payments to be provided and factors are weighed in the assessment of such determination. In 2006 (ending December 31, 2006) HIFSCO provided additional compensation to Edward D. Jones & Co., LP ("Edward Jones") based on sales of certain shares of the funds attributable to Edward Jones, on assets invested in the funds attributable to Edward Jones, and generally on a percentage share of the net income of HIFSCO (based on the total amount of assets attributable to Edward Jones). HIFSCO paid Edward Jones approximately $__________ million additional profit-sharing based compensation to terminate the arrangement effective December 31, 2005. In addition, HIFSCO paid Negotiated Additional Amounts to Edward Jones in such forms as, among others, "due diligence" payments and "marketing support" fees. For the fiscal year ended October 31, 2006, HIFSCO or its affiliates paid approximately $__________ million in Additional Payments, including Negotiated Additional Amounts (which may also pertain to the sale and distribution of other investment products distributed by affiliates of HIFSCO), to Edward Jones.



THE HARTFORD MUTUAL FUNDS                                                    260

ABOUT YOUR ACCOUNT


For the fiscal year ended October 31, 2006, HIFSCO or its affiliates paid approximately $______ million in total Additional Payments, including Negotiated Additional Amounts (which may also pertain to the sale and distribution of other investment products distributed by affiliates of HIFSCO), to Financial Intermediaries.


Aside from Additional Payments made in connection with the sale and distribution of the funds' shares, HIFSCO and its affiliates, out of their own assets, may pay compensation to Financial Intermediaries for subaccounting, administrative and/or shareholder processing services.

OPENING AN ACCOUNT


IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver's license or other identifying documents. The information you provide may also be validated through various public databases. If a fund is not able to adequately identify you within the timeframes set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.


NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES: If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

1    Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investment for each fund is as follows:

          -    non-retirement accounts: $1,000 per fund.

          -    retirement accounts: $1,000 per fund.

          - Automatic Investment Plans: $50 to open; you must invest at least $50 per month in each fund.

          -    subsequent investments: $50 per fund.

Minimum investment amounts may be waived for certain retirement accounts and present or former officers, directors and employees and their families of The Hartford, Wellington Management and their affiliates, as well as for certain broker sponsored wrap-fee programs.

3 Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold the shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold the shares directly with the fund, please call the transfer agent at the number shown below.

4 Make your initial investment selection. You, your financial representative or plan administrator can initiate any purchase, exchange or sale of shares.

         ADDRESS:                             PHONE NUMBER:
 THE HARTFORD MUTUAL FUNDS              1-888-THE-STAG (843-7824)
       P.O. BOX 9140
MINNEAPOLIS, MN 55480-9140   OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                              ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.


THE HARTFORD MUTUAL FUNDS                                                    261

ABOUT YOUR ACCOUNT


THE HARTFORD MUTUAL FUNDS                                                    262

BUYING SHARES


THE HARTFORD MUTUAL FUNDS                                                    263

BUYING SHARES


THE HARTFORD MUTUAL FUNDS                                                    264

BUYING SHARES


THE HARTFORD MUTUAL FUNDS                                                    265

BUYING SHARES


[INTERNET                        TO ACCESS YOUR ACCOUNTS
GRAPHIC]
                                 -    Visit www.hartfordinvestor.com

                                 - Login by selecting Hartford Mutual Funds from the login section, enter your User ID and password, and select Login. First time users will need to create a password by selecting the "Create Password" link.

                                 TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM
                                 YOUR BANK ACCOUNT

                                 - To purchase shares directly from your bank account, you must first add your banking information online, by selecting the Add
                                      Bank Instructions function.

                                 -    Once bank instructions have been
                                      established, select "Purchase Shares" from the "Work with Fund" menu, next to the fund you want to purchase into.

                                 -    Follow the instructions on the Purchase
                                      Shares Request pages to complete and
                                      submit the request.

                                 TO PURCHASE SHARES VIA AN EXCHANGE FROM AN
                                 EXISTING HARTFORD MUTUAL FUND

                                 -    Select "Exchange Shares" from the "Work
                                      with Fund" menu, next to the fund you want to exchange from.

                                 -    Follow the instructions on the Exchange
                                      Shares Request pages to complete and
                                      submit the request.

                                 Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

ON THE PHONE

[PHONE                           TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM
GRAPHIC]                         YOUR BANK ACCOUNT

                                 -    Verify that your bank/credit union is a
                                      member of the Automated Clearing House
                                      (ACH) system.

                                 - To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern
                                      Time (between 7 A.M. and 6 P.M. Central
                                      Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between
                                      8:15 A.M. and 5 P.M. Central Time) on
                                      Friday.

                                 -    Complete transaction instructions on a
                                      specific account must be received in good order and confirmed by The Hartford Mutual
                                      Funds prior to 4 P.M. Eastern Time (3 P.M.
                                      Central Time) or the close of the NYSE,
                                      whichever comes first. Any transaction on an account received after the close of the NYSE will receive the next business day's offering price.

                                 -    Tell The Hartford the fund name, your
                                      share class, account and the name(s) in
                                      which the account is registered and the
                                      amount of your investment.

                                 TO PURCHASE MUTUAL FUND SHARES VIA AN EXCHANGE
                                 FROM AN EXISTING HARTFORD MUTUAL FUND

                                 - Call your financial representative, plan administrator, or the transfer agent, at the number below to request an exchange.

                                 Note: The minimum amount when exchanging into a new fund is $1,000 per fund.



THE HARTFORD MUTUAL FUNDS                                                    266

BUYING SHARES


IN WRITING:
WITH CHECK

[CHECK                           -    Make out a check for the investment
GRAPHIC]                              amount, payable to "The Hartford Mutual
                                      Funds."

                                 -    Complete the detachable investment slip
                                      from an account statement, or write a note specifying the fund name and share class, account number and the name(s) in which the account is registered.

                                 -    Deliver the check and your investment
                                      slip, or note, to the address listed
                                      below.

                                            The Hartford Mutual Funds
                                                   P.O. Box 9140
                                            Minneapolis, MN 55480-9140

BY EXCHANGE

[ARROW                           -    Write a letter of instruction indicating
GRAPHIC]                              the fund names, share class, account
                                      number, the name(s) in which the accounts
                                      are registered, and your signature.

                                 -    Deliver these instructions to your
                                      financial representative or plan
                                      administrator, or mail to the address
                                      listed below.

                                            The Hartford Mutual Funds
                                                  P.O. Box 64387
                                             St. Paul, MN 55164-0387

                                 Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

BY WIRE

[WIRE                            -    Instruct your bank to wire the amount of
GRAPHIC]                              your investment to:

                                           US Bank National Association
                                           9633 Lyndale Ave S
                                           Bloomington, MN 55420-4270

                                           ABA #091000022, credit account no:
                                           1-702-2514-1341
                                           The Hartford Mutual Funds Purchase
                                           Account
                                           For further credit to: (Your name)
                                           Hartford Mutual Funds Account Number:
                                           (Your account number)

                                 Specify the fund name, share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

                                                 PHONE NUMBER:
                                           1-888-THE-STAG (843-7824)

                                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE
                                             OR PLAN ADMINISTRATOR FOR
                                           INSTRUCTIONS AND ASSISTANCE.



THE HARTFORD MUTUAL FUNDS                                                    267

SELLING SHARES


ON THE WEB

[INTERNET                        To access your accounts
GRAPHIC]
                                 -    Visit www.hartfordinvestor.com

                                 -    Select Mutual Funds on the menu bar

                                 -    Login by entering your User ID and
                                      password, and select Login. First time
                                      users will need to create a password by
                                      selecting the "Create Password" link.

                                 Note: Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

                                 To redeem shares directly to your bank account or as a check mailed to your address of record

                                 -    Select "Redeem Shares" from the "Work with
                                      Fund" menu, next to the fund you want to redeem from.

                                 -    To redeem to your bank account, bank
                                      instructions must be submitted to the
                                      transfer agent in writing. Bank
                                      instructions added online are only
                                      available for purchases.

                                 -    Follow the instructions on the Redeem
                                      Shares Request pages to complete and
                                      submit the request.

                                 To redeem shares as an exchange from an
                                 existing Hartford Mutual Fund

                                 -    Select "Exchange Shares" from the "Work
                                      with Fund" menu, next to the fund you want to exchange from.

                                 -    Follow the instructions on the Exchange
                                      Shares Request pages to complete and
                                      submit the request.

                                 Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

BY LETTER

                                 In certain circumstances, you will need to make your request to sell shares in writing.
                                 Requirements for the written requests are shown below. A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction. Overnight delivery may be requested for a nominal fee which will be deducted from the redemption proceeds.

                                      -   Write a letter of instruction or
                                          complete a power of attorney
                                          indicating:

                                          -   Fund name

                                          -   Account number

                                          -   Share class

                                          -   The name(s) in which the account
                                              is registered

                                          -   Date of birth

                                          -   Residential address

                                          -   Social Security number

                                          -   Dollar value or the number of
                                              shares you wish to sell

                                      -   Include all authorized signatures and
                                          any additional documents that may be
                                          required (see below).

                                      -   Obtain a Medallion signature guarantee
                                          if*:

                                          -   Your address of record has changed
                                              within the past 30 days

                                          -   You are selling more than $50,000
                                              worth of worth of shares

                                          -   You are requesting payment other
                                              than by check mailed to the
                                              address of record and payable to
                                              the registered owner(s)



* Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.



THE HARTFORD MUTUAL FUNDS                                                    268

SELLING SHARES


                                      -   Mail the materials to the address
                                          below or to your plan administrator.

                                 ADDITIONAL DOCUMENT REQUIREMENTS FOR WRITTEN
                                 REQUESTS:

                                 IRAS (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL)

                                      -   Signatures and titles of all persons
                                          authorized to sign for the account,
                                          exactly as the account is registered

                                      -   Indicate the amount of federal income
                                          tax withholding to be applied to your
                                          distribution.

                                 OWNERS OF CORPORATE OR ASSOCIATION ACCOUNTS:

                                      -   Corporate resolution, certified within
                                          the past twelve months, including
                                          signature of authorized signer(s) for
                                          the account

                                 OWNERS OR TRUSTEES OF TRUST ACCOUNTS:

                                      -   Signatures of the trustee(s)

                                      -   Copies of the trust document pages,
                                          certified within the past twelve
                                          months, which display the name and
                                          date of trust, along with the
                                          signature page.

                                 ADMINISTRATORS, CONSERVATORS, GUARDIANS, AND
                                 OTHER SELLERS OR IN SITUATIONS OF DIVORCE OR
                                 DEATH

                                      -   Call 1-888-843-7824 for instructions

BY PHONE

(PHONE                           -    Certain types of accounts may be redeemed
GRAPHIC)                              by telephone. This is limited to
                                      non-retirement accounts or IRA plans where
                                      the shareowner is age 59 1/2 or older. For
                                      circumstances in which you need to request
                                      to sell shares in writing, see "Selling
                                      Shares by Letter."

                                 - Restricted to sales of up to $50,000 per shareowner any 7-day period.

                                 - Call the transfer agent to verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account.

                                 - To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern
                                      Time (between 7 A.M. and 6 P.M. Central
                                      Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between
                                      8:15 A.M. and 5 P.M. Central Time) on
                                      Friday.

                                 -    Complete transaction instructions on a
                                      specific account must be received in good order and confirmed by The Hartford Mutual
                                      Funds prior to 4 P.M. Eastern Time (3 P.M.
                                      Central Time) or the close of the NYSE,
                                      whichever comes first. Any transaction on an account received after the close of the NYSE will receive the next business day's offering price.

                                 - For automated service 24 hours a day using your touch-tone phone, call the number below.

BY ELECTRONIC FUNDS TRANSFER (EFT) OR WIRE

(WIRE                            -    Fill out the "Bank Account or Credit Union
GRAPHIC)                              Information" section of your new account
                                      application or the "Bank or Credit
                                      Union Information Form" to add bank
                                      instructions to your account.

                                 - EFT transactions may be sent for amounts of $50 - $50,000. Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee for this service.

                                 - Wire transfers of amounts of $500 or more are available upon request. Generally, the wire will be sent on the next business day. Your bank may charge a fee for this service.



THE HARTFORD MUTUAL FUNDS                                                    269

SELLING SHARES


BY EXCHANGE

(ARROW GRAPHIC)                  -    Obtain a current prospectus for the fund
                                      into which you are exchanging by calling
                                      your financial representative or
                                      the transfer agent at the number below.

                                 - Call your financial representative or the transfer agent to request an exchange.

                                 Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

CHECKWRITING - APPLIES TO MONEY MARKET FUND CLASS A SHARES ONLY

                                 -    Fill out the "Class A Money Fund
                                      Checkwriting Signature Card" section of
                                      your new account application.

                                 -    Verify that the shares to be sold were
                                      purchased more than 10 days earlier or
                                      were purchased by wire. Checks written on your account prior to the end of this period may result in those checks being returned to you for insufficient funds.

                                 - Write a check for any amount over $100 and sign each check as designated on the account application.

                                 - You are entitled to distributions paid on your shares up to the time your check is presented to our bank for payment.

                                 - You may not write a check for the entire value of your account or close your account by writing a check.

                                 -    If the amount of your check is greater
                                      than the value of your Money Market Fund account, the fund will return your check for insufficient funds and your account will be charged a $25 service fee.

                                 -    Checks cleared and/or verified
                                      electronically will not be accepted.



THE HARTFORD MUTUAL FUNDS                                                    270

SELLING SHARES




To sell shares through a systematic withdrawal plan, see "Additional Investor Services" under Transaction Policies.





THE HARTFORD MUTUAL FUNDS                                                    271

SELLING SHARES





        ADDRESS:                              PHONE NUMBER:
THE HARTFORD MUTUAL FUNDS               1-888-THE-STAG (843-7824)
     P.O. BOX 64387
 ST. PAUL, MN 55164-0387    OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                             ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.


THE HARTFORD MUTUAL FUNDS                                                    272

FINANCIAL HIGHLIGHTS


VALUATION OF SHARES

The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.


Except for the Money Market Fund, the funds (through certain Underlying Funds in the case of a fund of funds) generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund (through certain Underlying Funds in the case of a fund of funds) will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors (or in the case of a fund of funds, the Boards of Directors of the Underlying Funds). Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund (through certain Underlying Funds in the case of a fund of funds) may use fair value pricing include, among others:
(i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In particular, funds that invest in securities that are thinly traded may include Capital Appreciation Fund, High Yield Fund, Income Fund and International Small Company Fund. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund (through certain Underlying Funds in the case of a fund of funds), and in particular, Advisers Fund, Capital Appreciation Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Leaders Fund, Global Technology Fund, Growth Opportunities Fund, International Capital Appreciation Fund, International Opportunities Fund, International Small Company Fund, MidCap Fund, MidCap Value Fund, Small Company Fund, Stock Fund and Value Opportunities Fund, uses a fair value pricing service approved by that fund's Board (or in the case of a fund of funds, the Boards of the Underlying Funds), which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds (through certain Underlying Funds in the case of a fund of funds) may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund (through certain Underlying Funds in the case of a fund of funds) could obtain the fair value assigned to a security if it (through certain Underlying Funds in the case of a fund of funds) were to sell the security at approximately the time at which that fund determines its NAV per share.


Debt securities (other than short-term obligations and Floating Rate Loans) held by a fund (through certain Underlying Funds in the case of a fund of funds) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Floating Rate Loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by that fund's Board of Directors (or in the case of a fund of funds, the Boards of Directors of the Underlying Funds). Generally, each fund, and in particular, High Yield Fund and Income Fund may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund's investments are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

BUY AND SELL PRICES

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

TRANSACTION POLICIES

EXECUTION OF REQUESTS

Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent or authorized broker-dealers and third-party administrators.


At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordinvestor.com or consider sending your request in writing.


In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.


Floating Rate Fund redemptions will be processed at the next NAV calculated after your request is received, if your order is in "good order," but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the Floating Rate Fund.


REQUESTS IN "GOOD ORDER"

All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:

-    Name, date of birth, residential address, and social security number.


-    The fund name, share class and account number.


-    The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

-    Medallion signature guarantees (if required).

-    Any supporting legal documentation that may be required.

TELEPHONE TRANSACTIONS


For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.


EXCHANGES

You may exchange shares of one fund for shares of the same class of any other fund. The registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.


If you own Class I, L or Y shares of certain funds, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of a fund by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet

TRANSACTION POLICIES

redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a fund of funds) invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. In particular, funds that invest in securities that are thinly traded may include Capital Appreciation Fund, High Yield Fund, Income Fund and International Small Company Fund. Funds that invest in securities that are traded primarily in markets outside of the United States may include Advisers Fund, Capital Appreciation Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Leaders Fund, Global Technology Fund, Growth Opportunities Fund, International Capital Appreciation Fund, International Opportunities Fund, International Small Company Fund, MidCap Fund, MidCap Value Fund, Small Company Fund, Stock Fund and Value Opportunities Fund. Frequent traders, and in particular those using arbitrage strategies, can dilute a fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor's trading history in any of the funds, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is an exchange out and back into the same fund or a redemption out and purchase of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request is received within the 90-day period, the requested transaction will be rejected and the person requesting such substantive round trip will be deemed an "Excessive Trader." All exchange and purchase privileges of any Excessive Trader shall be suspended or terminated. An Excessive Trader, however, will be given one opportunity to reposition funds prior to the suspension or termination of exchange privileges. If an Excessive Trader makes exchanges through a registered representative, the funds' transfer agent shall terminate the registered representative's exchange privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.

The funds' policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are substantially limited in their ability to identify or deter Excessive Traders or other abusive traders. The transfer agent for the funds will use its best efforts to obtain the cooperation of intermediaries to identify Excessive Traders and to prevent or limit abusive trading activity, to the extent practicable. In addition, the funds' transfer agent will seek to obtain annual certifications from financial intermediaries that such intermediaries have established reasonable internal controls and procedures for limiting exchange activities in a manner that is consistent with the funds' policies concerning frequent purchases and redemptions of fund shares and are reasonably designed to obtain compliance with applicable rules relating to customer-order handling and abusive trading practices. Nonetheless, the funds' ability to identify and deter frequent purchases and redemptions of a fund's shares through omnibus accounts is limited, and the funds' success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds (through certain Underlying Funds in the case of the funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the funds' fair value procedures, please refer to "Valuation of Shares."

TRANSACTION POLICIES

CERTIFICATED SHARES

Shares are electronically recorded and therefore share certificates are not issued.

SMALL ACCOUNTS
(NON-RETIREMENT ONLY)

If the total value of a fund in your account is less than $1,000 (for any reason), you may be asked to purchase more shares within 30 days. If you do not take action within this time, your fund may close out your account and mail you the proceeds. You will not be charged a CDSC if your account is closed for this reason.

SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

SPECIAL REDEMPTIONS

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

PAYMENT REQUIREMENTS

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period (generally within three business days). If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS In general, you will receive account statements as follows:

- after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

-    after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you should also receive, if applicable, a Form 1099 tax information statement.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

TRANSACTION POLICIES


DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income and capital gains of the funds are normally declared and paid annually. Dividends from the net investment income of the Advisers Fund, Dividend and Growth Fund, Equity Income Fund, Balanced Allocation Fund, Conservative Allocation Fund, Target Retirement 2010 Fund and Target Retirement 2020 Fund are declared and paid quarterly. Dividends from the net investment income of the Income Allocation Fund and Retirement Income Fund are declared and paid monthly. Dividends from net investment income of the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund and U.S. Government Securities Fund are declared daily and paid monthly. Dividends from the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund and U.S. Government Securities are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent. Notwithstanding the foregoing, in order to accommodate adjustments in asset allocations made by the Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund as the mix of Underlying Funds in each of these funds changes over time, each of these funds reserves the right to change its dividend distribution policy at the discretion of each of these funds' board of directors. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.


If you elect to receive monthly/quarterly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Some dividends paid in January may be taxable as if they had been paid the previous December. Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund's ordinary income or short-term capital gains. Distributions paid from an Underlying Fund's long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains. With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividend from ordinary income may be qualified dividend income.

The Form 1099 that is mailed to you every January details your dividends and distributions and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.


TAXES ON DISTRIBUTIONS (TAX-FREE FUNDS ONLY) Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund meet certain federal tax requirements so that distributions of tax-exempt income may be treated as "exempt-interest dividends." These dividends are not subject to regular federal income tax. However, each fund may invest up to 20% of its assets in tax-exempt obligations subject to the Alternative Minimum Tax. Any portion of exempt-interest dividends attributable to interest on these obligations may increase some shareholders' Alternative Minimum Tax. The funds expect that their distributions will consist primarily of exempt-interest dividends. Tax-Free National Fund's exempt-interest dividends may be subject to state or

TRANSACTION POLICIES

local taxes. Distributions paid from any interest income that is not tax-exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash.


CALIFORNIA INCOME TAXATION (TAX-FREE CALIFORNIA FUND) Tax-Free California Fund complies with certain state tax requirements so that at least a portion of the dividends it pays are "exempt-interest dividends" as defined under California law. To be qualified to pay exempt-interest dividends under California law, at the close of each quarter of its taxable year, at least 50% percent of the value of The Hartford Tax-Free California Fund's total assets must consist of obligations which, when held by an individual, the interest therefrom is exempt from taxation by California. Exempt-interest dividends from Tax-Free California Fund may be subject to California taxes imposed on corporations when distributed to shareholders subject to those taxes.



MINNESOTA INCOME TAXATION (TAX-FREE MINNESOTA FUND) Tax-Free Minnesota Fund complies with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota tax-exempt obligations will be excluded from the Minnesota taxable net income of individuals, estates and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the fund must be derived from interest income on Minnesota tax-exempt obligations. A portion of the fund's dividends may be subject to the Minnesota alternative minimum tax. Exempt interest dividends from Tax-Free Minnesota Fund may be subject to Minnesota taxes imposed on corporations when distributed to shareholders subject to those taxes.



NEW YORK INCOME TAXATION (TAX-FREE NEW YORK FUND) Tax-Free New York Fund complies with certain state tax requirements so that individual shareholders of Tax-Free New York Fund that are residents of New York State will not be subject to New York State income tax on distributions which are derived from interest on obligations exempt from taxation by New York State. To meet those requirements, Tax-Free New York Fund will invest in New York State or municipal bonds. Individual shareholders of Tax-Free New York Fund who are residents of New York City will also be able to exclude such income for New York City personal income tax purposes. Dividends from Tax-Free New York Fund may be subject to New York State and New York City taxes imposed on corporations when distributed to shareholders subject to those taxes.


INFLATION-PROTECTED DEBT SECURITIES (EACH FUND) Periodic adjustments for inflation to the principal amount of an inflation-protected debt security may give rise to original issue discount, which will be includable in a fund's gross income. Due to original issue discount, a fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund (through an Underlying Fund in the case of a fund of funds) to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.

Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

ADDITIONAL INVESTOR SERVICES

ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $50 per fund or as much as $50,000 per fund between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

AUTOMATIC INVESTMENT PLAN (AIP) lets you set up regular investments from your paycheck or bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.

- If you are using AIP to open an account, you must invest a minimum of $50 per month into each fund. Deliver your first investment check ($50 minimum per fund) made payable to "The Hartford Mutual Funds" and application to your financial representative or the transfer agent.

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payments or periodic withdrawals from your account. To establish:

- Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.

TRANSACTION POLICIES

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

- SPECIFY THE PAYEE(S). The payee may be yourself or any other party and there is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.

- Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

- FILL OUT THE RELEVANT PART OF THE ACCOUNT APPLICATION. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

DOLLAR COST AVERAGING PROGRAMS (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of another fund. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.

-    Be sure that the amount is for $50 or more per fund.

-    Be sure that the accounts involved have identical registrations.

AUTOMATIC DIVIDEND DIVERSIFICATION (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of another fund. To establish:

-    Fill out the relevant portion of the account application.

-    Be sure that the accounts involved have identical registrations.

RETIREMENT PLANS The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

DUPLICATE ACCOUNT STATEMENTS You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS. Generally the funds will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds' records. The consolidation of these mailings, called householding, benefits the funds through reduced mailing expenses.

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

FINANCIAL HIGHLIGHTS

The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2006, October 31, 2005, October 31, 2004 and October 31, 2003 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request.

THE HARTFORD ADVISERS FUND -- CLASS A

                                           10/31/2005   10/31/2005(3)   10/31/2004(3)   10/31/2003(3)   10/31/2002(3)
                                           ----------   -------------   -------------   -------------   -------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $    14.57      $    14.19       $    12.67      $    14.38
Income from Investment Operations:
   Net investment income (loss)                               0.26            0.18             0.19            0.21
   Net realized and unrealized gain
      (loss) on investments                                    0.8            0.38             1.52           (1.69)
                                                        ----------      ----------       ----------      ----------
Total from investment operations                              1.06            0.56             1.71           (1.48)
Less distributions:
   Dividends from net investment
      income                                                 (0.29)          (0.18)           (0.19)          (0.23)
   Distributions from capital gains                           0.00            0.00             0.00            0.00
   Returns of capital                                         0.00            0.00             0.00            0.00
                                                        ----------      ----------       ----------      ----------
Total distributions                                          (0.29)          (0.18)           (0.19)          (0.23)
                                                        ----------      ----------       ----------      ----------
Net asset value, end of period                          $    15.34      $    14.57       $    14.19      $    12.67
                                                        ==========      ==========       ==========      ==========
TOTAL RETURN(1)                                               7.30%           3.93%(5)        13.62%         (10.42%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
   thousands)                                           $1,222,944      $1,539,264       $1,470,569      $1,245,331
Ratio of expenses to average net
   assets before waivers and
   reimbursements                                             1.21%           1.22%            1.40%           1.41%
Ratio of expenses to average net
   assets after waivers and
   reimbursements                                             1.19%(4)        1.22%(4)         1.39%           1.36%
Ratio of net investment income
   (loss) to average net assets                               1.73%           1.23%            1.44%           1.56%
Portfolio turnover rate(2)                                      66%             42%              46%             44%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.18%, 1.96% and 1.88% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.22%,1.94% and 1.86% for Classes A, B and C respectively.

(5) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 3.74%, 2.95% and 3.06% for Classes A, B and C, respectively. The net asset value impact of the Payment from Affiliate was $0.03, $0.04 and $0.03 for Classes A, B and C, respectively.

FINANCIAL HIGHLIGHTS

THE HARTFORD ADVISERS FUND -- CLASS B

                                           10/31/2006   10/31/2005(3)   10/31/2004(3)   10/31/2003(3)   10/31/2002(3)
                                           ----------   -------------   -------------   -------------   -------------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $   14.43        $  14.05         $  12.54        $  14.24
Income from Investment Operations:
   Net investment income (loss)                              0.14            0.07             0.09            0.11
   Net realized and unrealized gain
      (loss) on investments                                  0.79            0.38             1.51           (1.68)
                                                        ---------        --------         --------        --------
Total from investment operations                             0.93            0.45             1.60           (1.57)
Less distributions:
   Dividends from net investment
      income                                                (0.17)          (0.07)           (0.09)          (0.13)
   Distributions from capital gains                          0.00            0.00             0.00            0.00
   Returns of capital                                        0.00            0.00             0.00            0.00
                                                        ---------        --------         --------        --------
Total distributions                                         (0.17)          (0.07)           (0.09)          (0.13)
                                                        ---------        --------         --------        --------
Net asset value, end of period                              15.19        $  14.43         $  14.05        $  12.54
                                                        =========        ========         ========        ========
TOTAL RETURN(1)                                              6.48%           3.21%(5)        12.86%         (11.11%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
   thousands)                                             437,462        $550,499         $593,179        $567,953
Ratio of expenses to average net
   assets before waivers and
   reimbursements                                            1.99%           1.95%            2.13%           2.08%
Ratio of expenses to average net
   assets after waivers and
   reimbursements                                            1.98%(4)        1.95%(4)         2.12%           2.08%
Ratio of net investment income
   (loss) to average net assets                              0.95%           0.50%            0.72%           0.84%
Portfolio turnover rate(2)                                     66%             42%              46%             44%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.18%, 1.96% and 1.88% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.22%,1.94% and 1.86% for Classes A, B and C respectively.

(5) Without the inclusion of the Payment from Affiliate as noted in the Notes to Financial Statements 3.c, the total return would have been 3.74%, 2.95% and 3.06% for classes A, B and C, respectively. The net asset value impact of the Payment from Affiliate was $0.03, $0.04 and $0.03 for classes A, B and C, respectively


THE HARTFORD MUTUAL FUNDS                                                      2

FINANCIAL HIGHLIGHTS

THE HARTFORD ADVISERS FUND -- CLASS C

                                           10/31/2006   10/31/2005(3)   10/31/2004(3)   10/31/2003(3)   10/31/2002(3)
                                           ----------   -------------   -------------   -------------   -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
   period                                                $  14.56        $  14.18         $  12.66        $  14.37
Income from Investment
   Operations:
   Net investment income (loss)                              0.16            0.09             0.11            0.12
   Net realized and unrealized
      gain (loss) on investments                             0.80            0.37             1.52           (1.69)
                                                         --------        --------         --------        --------
Total from investment
   operations                                                0.96            0.46             1.63           (1.57)
Less distributions:
   Dividends from net
      investment income                                     (0.18)          (0.08)           (0.11)          (0.14)
   Distributions from capital
      gains                                                  0.00            0.00             0.00            0.00
   Returns of capital                                        0.00            0.00             0.00            0.00
                                                         --------        --------         --------        --------
Total distributions                                         (0.18)          (0.08)           (0.11)          (0.14)
                                                         --------        --------         --------        --------
Net asset value, end of period                              15.34        $  14.56         $  14.18        $  12.66
                                                         ========        ========         ========        ========
TOTAL RETURN(1)                                              6.63%           3.27%(5)        12.92%         (10.99%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
   thousands)                                            $253,605        $355,711         $421,814        $422,520
Ratio of expenses to average
   net assets before waivers and
   reimbursements                                            1.91%           1.86%            2.00%           1.97%
Ratio of expenses to average
   net assets after waivers and
   reimbursements                                            1.89%(4)        1.86%(4)         2.00%           1.97%
Ratio of net investment income
   (loss) to average net assets                              1.06%           0.58%            0.84%           0.95%
Portfolio turnover rate(2)                                     66%             42%              46%             44%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.18%, 1.96% and 1.88% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.22%,1.94% and 1.86% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                      3

FINANCIAL HIGHLIGHTS

(5) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 3.74%, 2.95% and 3.06% for Classes A, B and C, respectively. The net asset value impact of the Payment from Affiliate was $0.03, $0.04 and $0.03 for Classes A, B and C, respectively.


THE HARTFORD MUTUAL FUNDS                                                      4

FINANCIAL HIGHLIGHTS

THE HARTFORD CAPITAL APPRECIATION FUND -- CLASS A

                                           10/31/2006   10/31/2005      10/31/2004      10/31/2003   10/31/2002(3)
                                           ----------   ----------      ----------      ----------   -------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $    30.80      $    26.50      $    20.47    $    24.12
Income from Investment Operations:
   Net investment income (loss)                               0.09           (0.01)          (0.04)        (0.06)
   Net realized and unrealized gain
      (loss) on investments                                   5.62            4.31            6.07         (3.59)
                                                        ----------      ----------      ----------    ----------
Total from investment operations                              5.71            4.30            6.03         (3.65)
Less distributions:
   Dividends from net investment income                       0.00            0.00            0.00          0.00
   Distributions from capital gains                           0.00            0.00            0.00          0.00
   Returns of capital                                         0.00            0.00            0.00          0.00
                                                        ----------      ----------      ----------    ----------
Total distributions                                           0.00            0.00            0.00          0.00
                                                        ----------      ----------      ----------    ----------
Net asset value, end of period                          $    36.51      $    30.80      $    26.50    $    20.47
                                                        ==========      ==========      ==========    ==========
TOTAL RETURN(1)                                              18.54%          16.23%          29.46%       (15.13%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $6,071,891      $4,203,178      $2,357,913    $1,700,765
Ratio of expenses to average net assets
   before waivers and reimbursements                          1.26%           1.35%           1.45%         1.45%
Ratio of expenses to average net assets
   after waivers and reimbursements                           1.26%(4)        1.35%(4)        1.43%         1.40%
Ratio of net investment income (loss) to
   average net assets                                         0.31%          (0.05%)         (0.13%)       (0.28%)
Portfolio turnover rate(2)                                      93%             78%            113%          112%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.22%, 1.99% and 1.91% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.32%, 2.03% and 1.94% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                      5

FINANCIAL HIGHLIGHTS

THE HARTFORD CAPITAL APPRECIATION FUND -- CLASS B

                                           10/31/2006   10/31/2005      10/31/2004      10/31/2003   10/31/2002(3)
                                           ----------   ----------      ----------      ----------   -------------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $    28.82      $    24.97      $    19.44     $ 23.06
Income from Investment
   Operations:
   Net investment income (loss)                              (0.15)          (0.21)          (0.19)      (0.25)
   Net realized and unrealized
   gain (loss) on investments                                 5.23            4.06            5.72       (3.37)
                                                        ----------      ----------      ----------     -------
Total from investment
operations                                                    5.08            3.85            5.53       (3.62)
Less distributions:
   Dividends from net
      investment income                                       0.00            0.00            0.00        0.00
   Distributions from capital gains                           0.00            0.00            0.00        0.00
   Returns of capital                                         0.00            0.00            0.00        0.00
                                                        ----------      ----------      ----------     -------
Total distributions                                           0.00            0.00            0.00        0.00
                                                        ----------      ----------      ----------     -------
Net asset value, end of period                          $    33.90      $    28.82      $    24.97     $ 19.44
                                                        ==========      ==========      ==========     =======
TOTAL RETURN(1)                                              17.63%          15.42%          28.45%     (15.70%)
RATIOS AND SUPPLEMENTAL
   DATA:
Net assets, end of period (in thousands)                $1,631,199      $1,432,121      $1,140,154     $884,553
Ratio of expenses to average
   net assets before waivers and
   reimbursements                                             2.03%           2.06%           2.17%       2.14%
Ratio of expenses to average
   net assets after waivers and
   reimbursements                                             2.03%(4)        2.06%(4)        2.17%       2.14%
Ratio of net investment income (loss)
   to average net assets                                     (0.45%)         (0.78)%         (0.87%)     (1.04%)
Portfolio turnover rate(2)                                      93%             78%            113%        112%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.22%, 1.99% and 1.91% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.32%, 2.03% and 1.94% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                      6

FINANCIAL HIGHLIGHTS

THE HARTFORD CAPITAL APPRECIATION FUND -- CLASS C

                                           10/31/2006   10/31/2005      10/31/2004      10/31/2003   10/31/2002(3)
                                           ----------   ----------      ----------      ----------   -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $    28.88      $    25.00      $  19.44      $  23.04
Income from Investment Operations:
   Net investment income (loss)                              (0.11)          (0.18)        (0.16)        (0.22)
   Net realized and unrealized gain
      (loss) on investments                                   5.23            4.06          5.72         (3.38)
                                                        ----------      ----------      --------      --------
Total from investment operations                              5.12            3.88          5.56         (3.60)
Less distributions:
   Dividends from net investment income                       0.00            0.00          0.00          0.00
   Distributions from capital gains                           0.00            0.00          0.00          0.00
   Returns of capital                                         0.00            0.00          0.00          0.00
                                                        ----------      ----------      --------      --------
Total distributions                                           0.00            0.00          0.00          0.00
                                                        ----------      ----------      --------      --------
Net asset value, end of period                          $    34.00      $    28.88      $  25.00      $  19.44
                                                        ==========      ==========      ========      ========
TOTAL RETURN(1)                                              17.73%          15.52%        28.60%       (15.62%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $1,834,562      $1,348,972      $981,246      $738,988
Ratio of expenses to average net assets
   before waivers and reimbursements                          1.94%           1.97%         2.05%         2.02%
Ratio of expenses to average net assets
   after waivers and reimbursements                           1.94%(4)        1.97%(4)      2.05%         2.02%
Ratio of net investment income (loss)
   to average net assets                                     (0.37%)         (0.68%)       (0.75%)       (0.92%)
Portfolio turnover rate(2)                                      93%             78%          113%          112%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.22%, 1.99% and 1.91% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.32%, 2.03% and 1.94% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                      7

FINANCIAL HIGHLIGHTS

THE HARTFORD CAPITAL APPRECIATION II FUND -- CLASS A

                                                          PERIOD ENDED:
                                                           04/29/2005-
                                           10/31/2006       10/31/2005
                                           ----------   -----------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $ 10.00
Income from Investment Operations:
   Net investment income (loss)                             (0.01)
   Net realized and unrealized gain
      (loss) on investments                                  1.08
                                                          -------
Total from investment operations                             1.07
Less distributions:
   Dividends from net investment income                      0.00
   Distributions from capital gains                          0.00
   Returns of capital                                        0.00
                                                          -------
Total distributions                                          0.00
                                                          -------
Net asset value, end of period                            $ 11.07
                                                          =======
TOTAL RETURN (1)(5)                                         10.70%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $56,981
Ratio of expenses to average net assets
   before waivers and reimbursements                         1.99%(3)
Ratio of expenses to average net assets
   after waivers and reimbursements                          1.60%(3)(4)
Ratio of net investment income (loss) to
   average net assets                                       (0.30%)(3)
Portfolio turnover rate (2)                                    46%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3)  Annualized.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.60%, 2.35% and 2.35% for Classes A, B and C respectively.

(5)  Not annualized.


THE HARTFORD MUTUAL FUNDS                                                      8

FINANCIAL HIGHLIGHTS

THE HARTFORD CAPITAL APPRECIATION II FUND -- CLASS B

                                                        04/29/2005-
                                           10/31/2006    10/31/2005
                                           ----------   -----------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.00
Income from Investment Operations:
   Net investment income (loss)                          (0.03)
   Net realized and unrealized gain
      (loss) on investments                               1.05
                                                        ------
Total from investment operations                          1.02
Less distributions:
  Dividends from net investment income                    0.00
  Distributions from capital gains                        0.00
  Returns of capital                                      0.00
                                                        ------
Total distributions                                       0.00
                                                        ------
Net asset value, end of period                          $11.02
                                                        ======
TOTAL RETURN(1)(5)                                       10.20%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $6,343
Ratio of expenses to average net assets
   before waivers and reimbursements                      2.97%(3)
Ratio of expenses to average net assets
   after waivers and reimbursements                       2.35%(3)(4)
Ratio of net investment income (loss) to
   average net assets                                    (1.10%)(3)
Portfolio turnover rate(2)                                  46%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3)  Annualized.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.60%, 2.35% and 2.35% for Classes A, B and C respectively.

(5)  Not annualized.


THE HARTFORD MUTUAL FUNDS                                                      9

FINANCIAL HIGHLIGHTS

THE HARTFORD CAPITAL APPRECIATION II FUND -- CLASS C

                                                        PERIOD ENDED:
                                                         04/29/2005-
                                           10/31/2006    10/31/2005
                                           ----------   -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 10.00
Income from Investment Operations:
   Net investment income (loss)                           (0.03)
   Net realized and unrealized gain
      (loss) on investments                                1.07
                                                        -------
Total from investment operations                           1.04
Less distributions:
   Dividends from net investment income                    0.00
   Distributions from capital gains                        0.00
   Returns of capital                                      0.00
                                                        -------
Total distributions                                        0.00
                                                        -------
Net asset value, end of period                          $ 11.04
                                                        =======
TOTAL RETURN(1)(5)                                        10.40%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $19,494
Ratio of expenses to average net assets
   before waivers and reimbursements                       2.82%(3)
Ratio of expenses to average net assets
   after waivers and reimbursements                        2.35%(3)(4)
Ratio of net investment income (loss) to
   average net assets                                     (1.12%)(3)
Portfolio turnover rate(2)                                   46%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3)  Annualized.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.60%, 2.35% and 2.35% for Classes A, B and C respectively.

(5)  Not annualized.


THE HARTFORD MUTUAL FUNDS                                                     10

FINANCIAL HIGHLIGHTS

THE HARTFORD DISCIPLINED EQUITY FUND -- CLASS A

                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002(3)
                                           ----------   ----------   ----------   ----------   -------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  10.67     $  10.08      $   8.43      $  10.36
Income from Investment Operations:
   Net investment income (loss)                             0.10         0.03          0.02          0.00
   Net realized and unrealized gain
      (loss) on investments                                 1.09         0.57          1.63         (1.93)
                                                        --------     --------      --------      --------
Total from investment operations                            1.19         0.60          1.65         (1.93)
Less distributions:
   Dividends from net investment income                    (0.08)       (0.01)         0.00          0.00
   Distributions from capital gains                         0.00         0.00          0.00          0.00
   Returns of capital                                       0.00         0.00          0.00          0.00
                                                        --------     --------      --------      --------
Total distributions                                        (0.08)       (0.01)         0.00          0.00
                                                        --------     --------      --------      --------
Net asset value, end of period                          $  11.78     $  10.67      $  10.08      $   8.43
                                                        ========     ========      ========      ========
TOTAL RETURN(1)                                            11.19%        5.92%        19.57%       (18.63%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $209,721     $241,014      $243,842      $230,545
Ratio of expenses to average net assets
   before waivers and reimbursements                        1.41%        1.46%         1.56%         1.57%
Ratio of expenses to average net assets
   after waivers and reimbursements                         1.40%(4)     1.45%(4)      1.45%         1.45%
Ratio of net investment income (loss) to
   average net assets                                       0.81%        0.30%         0.24%        (0.03%)
Portfolio turnover rate(2)                                    61%          62%           76%           89%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.38%, 2.13% and 2.10% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.44%,2.14% and 2.09% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     11

FINANCIAL HIGHLIGHTS

THE HARTFORD DISCIPLINED EQUITY FUND -- CLASS B

                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002(3)
                                           ----------   ----------   ----------   ----------   -------------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 10.20      $  9.70       $  8.17       $ 10.10
Income from Investment Operations:
   Net investment income (loss)                           (0.02)       (0.05)        (0.04)        (0.11)
   Net realized and unrealized gain
      (loss) on investments                                1.08         0.55          1.57         (1.82)
                                                        -------      -------       -------       -------
Total from investment operations                           1.06         0.50          1.53         (1.93)
Less distributions:
   Dividends from net investment income                   (0.01)        0.00          0.00          0.00
   Distributions from capital gains                        0.00         0.00          0.00          0.00
   Returns of capital                                      0.00         0.00          0.00          0.00
                                                        -------      -------       -------       -------
Total distributions                                       (0.01)        0.00          0.00          0.00
                                                        -------      -------       -------       -------
Net asset value, end of period                          $ 11.25      $ 10.20       $  9.70       $  8.17
                                                        =======      =======       =======       =======
TOTAL RETURN(1)                                           10.35%        5.16%        18.73%       (19.11%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $39,806      $44,561       $47,888       $43,431
Ratio of expenses to average net assets
   before waivers and reimbursements                       2.34%        2.34%         2.30%         2.26%
Ratio of expenses to average net assets
   after waivers and reimbursements                        2.15%(4)     2.15%(4)      2.15%         2.15%
Ratio of net investment income (loss) to
   average net assets                                      0.06%       (0.41%)       (0.46%)       (1.03%)
Portfolio turnover rate(2)                                   61%          62%           76%           89%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.38%, 2.13% and 2.10% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.44%,2.14% and 2.09% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     12

FINANCIAL HIGHLIGHTS

THE HARTFORD DISCIPLINED EQUITY FUND -- CLASS C

                                           10/31/2006   10/31/2005   10/31/2004     10/31/2003    10/31/2002(3)
                                           ----------   ----------   ----------     ----------    -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 10.22        $  9.71          $  8.18      $ 10.11
Income from Investment Operations:
   Net investment income (loss)                           (0.02)         (0.05)           (0.04)       (0.06)
   Net realized and unrealized gain
      (loss) on investments                                1.07           0.56             1.57        (1.87)
                                                           ----        -------          -------      -------
Total from investment operations                           1.05           0.51             1.53        (1.93)
Less distributions:
   Dividends from net investment income                   (0.01)          0.00             0.00         0.00
   Distributions from capital gains                        0.00           0.00             0.00         0.00
   Returns of capital                                      0.00           0.00             0.00         0.00
                                                        -------        -------          -------      -------
Total distributions                                       (0.01)          0.00             0.00         0.00
                                                        -------        -------          -------      -------
Net asset value, end of period                          $ 11.26        $ 10.22          $  9.71      $  8.18
                                                        =======        =======          =======      =======
TOTAL RETURN(1)                                           10.29%          5.25%(5)        18.70%      (19.09%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $33,690        $40,965          $46,162      $44,054
Ratio of expenses to average net assets
   before waivers and reimbursements                       2.11%          2.10%            2.17%        2.13%
Ratio of expenses to average net assets
   after waivers and reimbursements                        2.11%(4)       2.10%(4)         2.15%        2.13%
Ratio of net investment income (loss) to
   average net assets                                      0.12%         (0.36%)          (0.46%)      (0.80%)
Portfolio turnover rate(2)                                   61%            62%              76%          89%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.38%, 2.13% and 2.10% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.44%,2.14% and 2.09% for Classes A, B and C respectively.

(5) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 5.24% for Class
     C. The net asset value impact of the Payment from Affiliate was less than $0.01 for Class C.


THE HARTFORD MUTUAL FUNDS                                                     13

FINANCIAL HIGHLIGHTS

THE HARTFORD DIVIDEND AND GROWTH FUND -- CLASS A

                                           10/31/2006   10/31/2005      10/31/2004      10/31/2003      10/31/2002(3)
                                           ----------   ----------      ----------      ----------      -------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $    17.79      $    15.94      $    13.58        $  15.53
Income from Investment Operations:
   Net investment income (loss)                               0.23            0.17            0.12            0.12
   Net realized and unrealized gain
   (loss) on investments                                      1.51            1.82            2.37           (1.71)
                                                        ----------      ----------      ----------        --------
Total from investment operations                              1.74            1.99            2.49           (1.59)
Less distributions:
   Dividends from net investment income                      (0.24)          (0.14)          (0.13)(4)       (0.12)
   Distributions from capital gains                          (0.19)           0.00            0.00           (0.24)
   Returns of capital                                         0.00            0.00            0.00            0.00
                                                        ----------      ----------      ----------        --------
Total distributions                                          (0.43)          (0.14)          (0.13)          (0.36)
                                                        ----------      ----------      ----------        --------
Net asset value, end of period                          $    19.10      $    17.79      $    15.94        $  13.58
                                                        ==========      ==========      ==========        ========
TOTAL RETURN(1)                                               9.87%          12.53%(6)       18.42%         (10.64%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $2,109,617      $1,838,567      $1,296,982        $808,633
Ratio of expenses to average net assets
before waivers and reimbursements                             1.17%           1.23%           1.41%           1.46%
Ratio of expenses to average net assets
after waivers and reimbursements                              1.17%(5)        1.23%(5)        1.40%           1.40%
Ratio of net investment income (loss) to
average net assets                                            1.25%           0.96%           0.88%           0.78%
Portfolio turnover rate(2)                                      26%             25%             31%             33%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4)  This includes a tax return of capital of less than $0.01.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.16%, 2.01% and 1.88% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.22%, 2.03% and 1.89% for Classes A, B and C respectively.

(6) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 12.47% and 11.72% for Classes A and C, respectively. The net asset value impact of the Payment from Affiliate was $0.01 and $0.01 for Classes A and C, respectively.


THE HARTFORD MUTUAL FUNDS                                                     14

FINANCIAL HIGHLIGHTS

THE HARTFORD DIVIDEND AND GROWTH FUND -- CLASS B

                                           10/31/2006   10/31/2005    10/31/2004    10/31/2003    10/31/2002(3)
                                           ----------   ----------    ----------    ----------    -------------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  17.56      $  15.75      $  13.43        $  15.37
Income from Investment Operations:
   Net investment income (loss)                             0.08          0.03          0.03            0.02
   Net realized and unrealized gain
   (loss) on  investments                                   1.48          1.80          2.32           (1.70)
                                                        --------      --------      --------        --------
Total from investment operations                            1.56          1.83          2.35           (1.68)
Less distributions:
   Dividends from net investment income                    (0.09)        (0.02)        (0.03)(4)       (0.02)
   Distributions from capital gains                        (0.19)         0.00          0.00           (0.24)
   Returns of capital                                       0.00          0.00          0.00            0.00
                                                        --------      --------      --------        --------
Total distributions                                        (0.28)        (0.02)        (0.03)          (0.26)
                                                        --------      --------      --------        --------
Net asset value, end of period                          $  18.84      $  17.56      $  15.75        $  13.43
                                                        ========      ========      ========        ========
TOTAL RETURN(1)                                             8.92%        11.62%        17.52%         (11.15%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $343,650      $319,512      $257,856        $185,731
Ratio of expenses to average net assets
before waivers and reimbursements                           2.01%         2.04%         2.14%           2.13%
Ratio of expenses to average net assets
after waivers and reimbursements                            2.01%(5)      2.04%(5)      2.13%           2.10%
Ratio of net investment income (loss) to
average net assets                                          0.41%         0.16%         0.16%           0.08%
Portfolio turnover rate(2)                                    26%           25%           31%             33%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4)  This includes a tax return of capital of less than $0.01.

(5) ) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.16%, 2.01% and 1.88% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.22%, 2.03% and 1.89% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     15

FINANCIAL HIGHLIGHTS

THE HARTFORD DIVIDEND AND GROWTH FUND -- CLASS C

                                           10/31/2006   10/31/2005    10/31/2004    10/31/2003    10/31/2002(3)
                                           ----------   ----------    ----------    ----------    -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  17.53      $  15.72      $  13.40        $  15.33
Income from Investment Operations:
   Net investment income (loss)                             0.10          0.06          0.04            0.03
   Net realized and unrealized
   gain (loss) on investments                               1.48          1.79          2.32           (1.69)
                                                        --------      --------      --------        --------
Total from investment operations                            1.58          1.85          2.36           (1.66)
Less distributions:
   Dividends from net investment income                    (0.11)        (0.04)        (0.04)(4)       (0.03)
  Distributions from capital gains                         (0.19)         0.00          0.00           (0.24)
  Returns of capital                                        0.00          0.00          0.00            0.00
                                                        --------      --------      --------        --------
Total distributions                                        (0.30)        (0.04)        (0.04)          (0.27)
                                                        --------      --------      --------        --------
Net asset value, end of period                          $  18.81      $  17.53      $  15.72        $  13.40
                                                        ========      ========      ========        ========
TOTAL RETURN(1)                                             9.08%        11.76%(6)     17.67%         (11.08%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $280,967      $277,706      $230,348        $164,260
Ratio of expenses to average net assets
before waivers and reimbursements                           1.89%         1.90%         2.02%           2.02%
Ratio of expenses to average net assets
after waivers and reimbursements                            1.89%(5)      1.90%(5)      2.02%           2.02%
Ratio of net investment income
(loss) to average net assets                                0.54%         0.29%         0.27%           0.15%
Portfolio turnover rate(2)                                    26%           25%           31%             33%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4)  This includes a tax return of capital of less than $0.01.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.16%, 2.01% and 1.88% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.22%, 2.03% and 1.89% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     16

FINANCIAL HIGHLIGHTS

(6) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 12.47% and 11.72% for Classes A and C, respectively. The net asset value impact of the Payment from Affiliate was $0.01 and $0.01 for Classes A and C, respectively.


THE HARTFORD MUTUAL FUNDS                                                     17

FINANCIAL HIGHLIGHTS

THE HARTFORD EQUITY INCOME FUND -- CLASS A

                                                                                      8/28/2003-
                                           10/31/2006   10/31/2005    10/31/2004    10/31/2003(5)
                                           ----------   ----------    ----------    -------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  11.28      $  10.37       $ 10.00
Income from Investment Operations:
   Net investment income (loss)                             0.27          0.21          0.02
   Net realized and unrealized gain
      (loss) on investments                                 0.82          0.90          0.35
                                                        --------      --------       -------
Total from investment operations                            1.09          1.11          0.37
Less distributions:
   Dividends from net investment income                    (0.26)        (0.20)         0.00
   Distributions from capital gains                        (0.02)         0.00          0.00
   Returns of capital                                       0.00          0.00          0.00
                                                        --------      --------       -------
Total distributions                                        (0.28)        (0.20)         0.00
                                                        --------      --------       -------
Net asset value, end of period                          $  12.09      $  11.28       $ 10.37
                                                        ========      ========       =======
TOTAL RETURN(3)                                             9.74%        10.82%         3.70%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $379,604      $211,826       $26,649
Ratio of expenses to average net assets
   before waivers and reimbursements                        1.34%         1.40%         1.53%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements                         0.51%(6)      0.56%(6)      0.73%(2)
Ratio of net investment income (loss) to
   average net assets                                       2.41%         2.26%         1.81%(2)
Portfolio turnover rate(4)                                    23%           22%            1%

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  The fund commenced operations on 8/28/2003.

(6) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.50%, 1.38% and 1.22% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 0.56%, 1.36% and 1.19% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     18

FINANCIAL HIGHLIGHTS

THE HARTFORD EQUITY INCOME FUND -- CLASS B

                                                                                      8/28/2003-
                                           10/31/2006   10/31/2005    10/31/2004    10/31/2003(5)
                                           ----------   ----------    ----------    -------------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 11.26       $ 10.36         $10.00
Income from Investment Operations:
   Net investment income (loss)                            0.17          0.13           0.01
   Net realized and unrealized gain
      (loss) on investments                                0.82          0.89           0.35
                                                        -------       -------         ------
Total from investment operations                           0.99          1.02           0.36
Less distributions:
   Dividends from net investment income                   (0.16)        (0.12)          0.00
   Distributions from capital gains                       (0.02)         0.00           0.00
   Returns of capital                                      0.00          0.00           0.00
                                                        -------       -------         ------
Total distributions                                       (0.18)        (0.12)          0.00
                                                        -------       -------         ------
Net asset value, end of period                          $ 12.07       $ 11.26         $10.36
                                                        =======       =======         ======
TOTAL RETURN(3)                                            8.84%         9.93%          3.60%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $33,989       $18,438         $2,421
Ratio of expenses to average net assets
   before waivers and reimbursements                       2.18%         2.20%          2.27%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements                        1.38%(6)      1.37%(6)       1.47%(2)
Ratio of net investment income (loss)
   to average net assets                                   1.53%         1.46%          1.10%(2)
Portfolio turnover rate(4)                                   23%           22%             1%

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  The fund commenced operations on 8/28/2003.

(6) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.50%, 1.38% and 1.22% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 0.56%, 1.36% and 1.19% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     19

FINANCIAL HIGHLIGHTS

THE HARTFORD EQUITY INCOME FUND -- CLASS C

                                                                                      8/28/2003-
                                           10/31/2006   10/31/2005    10/31/2004    10/31/2003(5)
                                           ----------   ----------    ----------    -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 11.27       $ 10.36         $10.00
Income from Investment Operations:
   Net investment income (loss)                            0.20          0.15           0.01
   Net realized and unrealized gain
      (loss) on investments                                0.81          0.89           0.35
                                                        -------       -------         ------
Total from investment operations                           1.01          1.04           0.36
Less distributions:
   Dividends from net investment income                   (0.18)        (0.13)          0.00
   Distributions from capital gains                       (0.02)         0.00           0.00
   Returns of capital                                      0.00          0.00           0.00
                                                        -------       -------         ------
Total distributions                                       (0.20)        (0.13)          0.00
                                                        -------       -------         ------
Net asset value, end of period                          $ 12.08       $ 11.27         $10.36
                                                        =======       =======         ======
TOTAL RETURN(3)                                            9.00%        10.12%          3.60%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $53,435       $44,043         $7,639
Ratio of expenses to average net assets
   before waivers and reimbursements                       2.03%         2.02%          2.15%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements                        1.23%(6)      1.19%(6)       1.35%(2)
Ratio of net investment income (loss) to
   average net assets                                      1.70%         1.64%          1.23%(2)
Portfolio turnover rate(4)                                   23%           22%             1%

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  The fund commenced operations on 8/28/2003.

(6) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.50%, 1.38% and 1.22% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 0.56%, 1.36% and 1.19% for Classes A, B and C respectively


THE HARTFORD MUTUAL FUNDS                                                     20

FINANCIAL HIGHLIGHTS

THE HARTFORD FLOATING RATE FUND -- CLASS A

                                                        04/29/2005-
                                           10/31/2006    10/31/2005
                                           ----------   -----------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  10.00
Income from Investment Operations:
   Net investment income (loss)                             0.22
   Net realized and unrealized gain
      (loss) on investments                                 0.08
                                                        --------
Total from investment operations                            0.30
Less distributions:
   Dividends from net investment income                    (0.21)
   Distributions from capital gains                         0.00
   Returns of capital                                       0.00
                                                        --------
Total distributions                                        (0.21)
                                                        --------
Net asset value, end of period                          $  10.09
                                                        ========
TOTAL RETURN (1)(4)                                         3.06%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $169,485
Ratio of expenses to average net assets
   before waivers and reimbursements                        1.03%(3)
Ratio of expenses to average net assets
   after waivers and reimbursements                         0.29%(3)
Ratio of net investment income (loss) to
   average net assets                                       5.68%(3)
Portfolio turnover rate(2)                                    15%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3)  Annualized.

(4)  Not annualized.


THE HARTFORD MUTUAL FUNDS                                                     21

FINANCIAL HIGHLIGHTS

THE HARTFORD FLOATING RATE FUND -- CLASS B

                                                        04/29/2005-
                                           10/31/2006    10/31/2005
                                           ----------   -----------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.00
Income from Investment Operations:
   Net investment income (loss)                           0.19
   Net realized and unrealized gain
      (loss) on investments                               0.08
                                                        ------
Total from investment operations                          0.27
Less distributions:
   Dividends from net investment income                  (0.19)
   Distributions from capital gains                       0.00
   Returns of capital                                     0.00
                                                        ------
Total distributions                                      (0.19)
                                                        ------
Net asset value, end of period                          $10.08
                                                        ======
TOTAL RETURN(1)(4)                                        2.66%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $5,659
Ratio of expenses to average net assets
   before waivers and reimbursements                      1.89%(3)
Ratio of expenses to average net assets
   after waivers and reimbursements                       1.04%(3)
Ratio of net investment income (loss) to
   average net assets                                     4.91%(3)
Portfolio turnover rate(2)                                  15%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3)  Annualized.

(4)  Not annualized.


THE HARTFORD MUTUAL FUNDS                                                     22

FINANCIAL HIGHLIGHTS

THE HARTFORD FLOATING RATE FUND -- CLASS C

                                                        04/29/2005-
                                           10/31/2006    10/31/2005
                                           ----------   -----------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 10.00
Income from Investment Operations:
   Net investment income (loss)                            0.18
   Net realized and unrealized gain
      (loss) on investments                                0.09
                                                        -------
Total from investment operations                           0.27
Less distributions:
   Dividends from net investment income                   (0.19)
   Distributions from capital gains                        0.00
   Returns of capital                                      0.00
                                                        -------
Total distributions                                       (0.19)
                                                        -------
Net asset value, end of period                          $ 10.08
                                                        =======
TOTAL RETURN(1)(4)                                         2.67%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $92,710
Ratio of expenses to average net assets
   before waivers and reimbursements                       1.79%(3)
Ratio of expenses to average net assets
   after waivers and reimbursements                        1.02%(3)
Ratio of net investment income (loss) to
   average net assets                                      5.03%(3)
Portfolio turnover rate(2)                                   15%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3)  Annualized.

(4)  Not annualized.


THE HARTFORD MUTUAL FUNDS                                                     23

FINANCIAL HIGHLIGHTS

THE HARTFORD FOCUS FUND -- CLASS A

                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002(6)
                                           ----------   ----------   ----------   ----------   -------------
CLASS A - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  9.14      $  8.94      $  7.32      $  8.82
Income from investment operations:
   Net investment income (loss)                            0.08        (0.02)       (0.02)       (0.05)
   Net realized and  unrealized  gain
      (loss) on investments                                1.04         0.22         1.64        (1.45)
                                                        -------      -------      -------      -------
Total from investment operations                           1.12         0.20         1.62        (1.50)
Less distributions:
   Dividends from net investment income                    0.00         0.00         0.00         0.00
   Distributions from capital gains                        0.00         0.00         0.00         0.00
   Returns of capital                                      0.00         0.00         0.00         0.00
                                                        -------      -------      -------      -------
Total distributions                                        0.00         0.00         0.00         0.00
                                                        -------      -------      -------      -------
Net asset value, end of period                          $ 10.26      $  9.14      $  8.94      $  7.32
                                                        =======      =======      =======      =======
TOTAL RETURN(2)                                           12.31%        2.24%(8)    22.13%      (17.01%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $50,067      $67,212      $70,002      $66,432
Ratio of expenses to average net assets
   before waivers and reimbursements                       1.65%        1.62%        1.76%        1.76%
Ratio of expenses to average net assets
   after waivers and reimbursements                        1.60%(7)     1.62%(7)     1.65%        1.65%
Ratio of net investment income (loss) to
   average net assets                                      0.68%       (0.25%)      (0.29%)      (0.53%)
Portfolio turnover rate(3)                                  112%         104%         138%         215%

(1)  The fund became effective and open for investment on 5/24/2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5)  Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

(7) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.57%, 2.32% and 2.32% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.59%, 2.32% and 2.25% for Classes A, B and C respectively.

(8) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total returns would have been 2.21%, 1.48% and 1.53% for Classes A, B and C, respectively. The net asset value impact of the Payment from Affiliate was less than $0.01 for Classes A and B and $0.01 for Class C.


THE HARTFORD MUTUAL FUNDS                                                     24

FINANCIAL HIGHLIGHTS

THE HARTFORD FOCUS FUND -- CLASS B

                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002(6)
                                           ----------   ----------   ----------   ----------   -------------
CLASS B - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  8.92      $  8.79      $  7.25      $  8.79
Income from investment operations:
   Net investment income (loss)                           (0.01)       (0.10)       (0.08)       (0.12)
   Net realized and unrealized gain
      (loss) on investments                                1.03         0.23         1.62        (1.42)
                                                        -------      -------      -------      -------
Total from investment operations                           1.02         0.13         1.54        (1.54)
Less distributions:
   Dividends from net investment income                    0.00         0.00         0.00         0.00
   Distributions from capital gains                        0.00         0.00         0.00         0.00
   Returns of capital                                      0.00         0.00         0.00         0.00
                                                        -------      -------      -------      -------
Total distributions                                        0.00         0.00         0.00         0.00
                                                        -------      -------      -------      -------
Net asset value, end of period                          $  9.94      $  8.92      $  8.79      $  7.25
                                                        =======      =======      =======      =======
TOTAL RETURN(2)                                           11.44%        1.48%(8)    21.24%      (17.52%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $15,156      $18,610      $21,058      $18,862
Ratio of expenses to average net assets
   before waivers and reimbursements                       2.45%        2.36%        2.49%        2.43%
Ratio of expenses to average net assets
   after waivers and reimbursements                        2.35%(7)     2.35%(7)     2.35%        2.35%
Ratio of net investment income (loss)
   to average net assets                                  (0.09%)      (0.98%)      (1.00%)      (1.23%)
Portfolio turnover rate(3)                                  112%         104%         138%         215%

(1)  The fund became effective and open for investment on 5/24/2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5)  Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

(7) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.57%, 2.32% and 2.32% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.59%, 2.32% and 2.25% for Classes A, B and C respectively.

(8) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total returns would have been 2.21%, 1.48% and 1.53% for Classes A, B and C, respectively. The net asset value impact of the Payment from Affiliate was less than $0.01 for Classes A and B and $0.01 for Class C.


THE HARTFORD MUTUAL FUNDS                                                     25

FINANCIAL HIGHLIGHTS

THE HARTFORD FOCUS FUND -- CLASS C

                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002(6)
                                           ----------   ----------   ----------   ----------   -------------
CLASS C - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  8.92      $  8.78      $  7.24      $  8.79
Income from investment operations:
   Net investment income (loss)                           (0.01)       (0.09)       (0.08)       (0.12)
   Net realized and unrealized gain (loss)
      on investments                                       1.03         0.23         1.62        (1.43)
                                                        -------      -------      -------      -------
Total from investment operations                           1.02         0.14         1.54        (1.55)
Less distributions:
   Dividends from net investment income                    0.00         0.00         0.00         0.00
   Distributions from capital gains                        0.00         0.00         0.00         0.00
   Returns of capital                                      0.00         0.00         0.00         0.00
                                                        -------      -------      -------      -------
Total distributions                                        0.00         0.00         0.00         0.00
                                                        -------      -------      -------      -------
Net asset value, end of period                          $  9.94      $  8.92      $  8.78      $  7.24
                                                        =======      =======      =======      =======
TOTAL RETURN(2)                                           11.44%        1.59%(8)    21.27%      (17.63%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $16,737      $23,901      $27,158      $25,847
Ratio of expenses to average net assets
   before waivers and reimbursements                       2.36%        2.28%        2.36%        2.34%
Ratio of expenses to average net assets
   after waivers and reimbursements                        2.35%(7)     2.28%(7)     2.35%        2.34%
Ratio of net investment income (loss)
   to average net assets                                  (0.05%)      (0.91%)      (0.99%)      (1.22%)
Portfolio turnover rate(3)                                  112%         104%         138%         215%

(1)  The fund became effective and open for investment on 5/24/2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5)  Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

(7) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.57%, 2.32% and 2.32% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.59%, 2.32% and 2.25% for Classes A, B and C respectively.

(8) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 2.21%, 1.48% and 1.53% for Classes A, B and C, respectively. The net asset value impact of the Payment from Affiliate was less than $0.01 for Classes A and B and $0.01 for Class C.


THE HARTFORD MUTUAL FUNDS                                                     26

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL COMMUNICATIONS FUND -- CLASS A

                                           10/31/2006   10/31/2005    10/31/2004(3)   10/31/2003   10/31/2002(3)
                                           ----------   ----------    -------------   ----------   -------------
CLASS A - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  5.48        $  4.67         $ 3.24        $  4.57
Income from investment operations:
   Net investment income (loss)                            0.09           0.06          (0.01)          0.00(5)
   Net realized and unrealized gain
      (loss) on investments                                1.60           0.75           1.44          (1.33)
                                                        -------        -------         ------        -------
Total from investment operations                           1.69           0.81           1.43          (1.33)
Less distributions:
   Dividends from net investment income                   (0.05)          0.00           0.00           0.00
   Distributions from capital gains                        0.00           0.00           0.00           0.00
   Returns of capital                                      0.00           0.00           0.00           0.00
                                                        -------        -------         ------        -------
Total distributions                                       (0.05)          0.00           0.00           0.00
                                                        -------        -------         ------        -------
Net asset value, end of period                          $  7.12        $  5.48         $ 4.67        $  3.24
                                                        =======        =======         ======        =======
TOTAL RETURN(1)                                           31.01%         17.34%         44.14%        (29.10%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $15,986        $ 8,929         $6,419        $ 3,506
Ratio of expenses to average net assets
   before waivers and reimbursements                       2.01%          1.93%          1.95%          2.03%
Ratio of expenses to average net assets
   after waivers and reimbursements                        1.51%(4)       1.65%(4)       1.65%          1.65%
Ratio of net investment income (loss) to
   average net assets                                      1.75%          1.08%         (0.08%)        (0.10%)
Portfolio turnover rate(2)                                   45%            85%           100%            84%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.49%, 2.24% and 2.23% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.63%, 2.33% and 2.33% for Classes A, B and C respectively.

(5)  Net Investment Income (Loss) is less than a penny a share.


THE HARTFORD MUTUAL FUNDS                                                     27

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL COMMUNICATIONS FUND -- CLASS B

                                           10/31/2006   10/31/2005   10/31/2004(3)   10/31/2003   10/31/2002(3)
                                           ----------   ----------   -------------   ----------   -------------
CLASS B - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 5.34         $ 4.58         $ 3.19         $  4.54
Income from investment operations:
   Net investment income (loss)                           0.05           0.02          (0.03)          (0.04)
   Net realized and unrealized gain
      (loss) on investments                               1.55           0.74           1.42           (1.31)
                                                        ------         ------         ------         -------
Total from investment operations                          1.60           0.76           1.39           (1.35)
Less distributions:
   Dividends from net investment income                  (0.02)          0.00           0.00            0.00
   Distributions from capital gains                       0.00           0.00           0.00            0.00
   Returns of capital                                     0.00           0.00           0.00            0.00
                                                        ------         ------         ------         -------
Total distributions                                      (0.02)          0.00           0.00            0.00
                                                        ------         ------         ------         -------
Net asset value, end of period                          $ 6.92         $ 5.34         $ 4.58         $  3.19
                                                        ======         ======         ======         =======
TOTAL RETURN(1)                                          29.92%         16.59%         43.57%         (29.74%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $2,815         $1,482         $1,555         $   846
Ratio of expenses to average net assets
   before waivers and reimbursements                      3.22%          3.32%          2.68%           2.70%
Ratio of expenses to average net assets
   after waivers and reimbursements                       2.26%(4)       2.35%(4)       2.35%           2.35%
Ratio of net investment income (loss) to
   average net assets                                     1.02%          0.37%         (0.79%)         (0.80%)
Portfolio turnover rate(2)                                  45%            85%           100%             84%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.49%, 2.24% and 2.23% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.63%, 2.33% and 2.33% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     28

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL COMMUNICATIONS FUND -- CLASS C

                                           10/31/2006   10/31/2005   10/31/2004(3)   10/31/2003   10/31/2002(3)
                                           ----------   ----------   -------------   ----------   -------------
CLASS C - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 5.33         $ 4.57         $ 3.19        $  4.54
Income from investment operations:
   Net investment income (loss)                           0.05           0.02          (0.03)         (0.04)
   Net realized and unrealized gain
      (loss) on investments                               1.55           0.74           1.41          (1.31)
                                                        ------         ------         ------        -------
Total from investment operations                          1.60           0.76           1.38          (1.35)
Less distributions:
   Dividends from net investment income                  (0.02)          0.00           0.00           0.00
   Distributions from capital gains                       0.00           0.00           0.00           0.00
   Returns of capital                                     0.00           0.00           0.00           0.00
                                                        ------         ------         ------        -------
Total distributions                                      (0.02)          0.00           0.00           0.00
                                                        ------         ------         ------        -------
Net asset value, end of period                          $ 6.91         $ 5.33         $ 4.57        $  3.19
                                                        ======         ======         ======        =======
TOTAL RETURN(1)                                          29.97%         16.63%         43.26%        (29.74%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $2,765         $1,306         $1,305        $   736
Ratio of expenses to average net assets
   before waivers and reimbursements                      2.94%          2.97%          2.55%          2.57%
Ratio of expenses to average net assets
   after waivers and reimbursements                       2.25%(4)       2.35%(4)       2.35%          2.35%
Ratio of net investment income (loss) to
   average net assets                                     1.08%          0.43%         (0.77%)        (0.78%)
Portfolio turnover rate(2)                                  45%            85%           100%            84%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.49%, 2.24% and 2.23% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.63%, 2.33% and 2.33% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     29

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND -- CLASS A

                                           10/31/2006   10/31/2006   10/31/2005   10/31/2004(3)   10/31/2003
                                           ----------   ----------   ----------   -------------   ----------
CLASS A - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                 $ 10.44       $  9.71         $  8.03
Income from investment operations:
   Net investment income (loss)                                         0.11          0.12            0.07
   Net realized and unrealized gain
      (loss) on investments                                             1.18          0.69            1.65
                                                                     -------       -------         -------
Total from investment operations                                        1.29          0.81            1.72
Less distributions:
   Dividends from net investment income                                (0.13)        (0.08)          (0.04)
   Distributions from capital gains                                     0.00          0.00            0.00
   Returns of capital                                                   0.00          0.00            0.00
                                                                     -------       -------         -------
Total distributions                                                    (0.13)        (0.08)          (0.04)
                                                                     -------       -------         -------
Net asset value, end of period                                       $ 11.60       $ 10.44         $  9.71
                                                                     =======       =======         =======
TOTAL RETURN(1)                                                        12.39%         8.42%          21.48%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                             $13,958       $12,910         $12,652
Ratio of expenses to average net assets
   before waivers and reimbursements                                    1.88%         1.78%           1.90%
Ratio of expenses to average net assets
   after waivers and reimbursements                                     1.51%(4)      1.65%(4)        1.65%
Ratio of net investment income (loss) to
   average net assets                                                   0.91%         1.17%           0.93%
Portfolio turnover rate(2)                                                33%           85%             93%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.48%, 2.25% and 2.25% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.63%, 2.33% and 2.33% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     30

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND -- CLASS B

                                           10/31/2006   10/31/2005   10/31/2004(3)   10/31/2003   10/31/2002(3)
                                           ----------   ----------   -------------   ----------   -------------
CLASS B - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.26         $ 9.55          $ 7.92       $  9.30
Income from investment operations:
   Net investment income (loss)                           0.01           0.05            0.02         (0.02)
   Net realized and unrealized gain
      (loss) on investments                               1.18           0.69            1.61         (1.36)
                                                        ------         ------          ------       -------
Total from investment operations                          1.19           0.74            1.63         (1.38)
Less distributions:
   Dividends from net investment income                  (0.06)         (0.03)           0.00          0.00
   Distributions from capital gains                       0.00           0.00            0.00          0.00
   Returns of capital                                     0.00           0.00            0.00          0.00
                                                        ------         ------          ------       -------
Total distributions                                      (0.06)         (0.03)           0.00          0.00
                                                        ------         ------          ------       -------
Net asset value, end of period                          $11.39         $10.26          $ 9.55       $  7.92
                                                        ======         ======          ======       =======
TOTAL RETURN(1)                                          11.58%          7.71%          20.58%       (14.84%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $3,147         $3,043          $3,681       $ 2,755
Ratio of expenses to average net assets
   before waivers and reimbursements                      2.91%          2.80%           2.62%         2.68%
Ratio of expenses to average net assets
   after waivers and reimbursements                       2.28%(4)       2.35%(4)        2.35%         2.35%
Ratio of net investment income (loss) to
   average net assets                                     0.15%          0.44%           0.22%        (0.20%)
Portfolio turnover rate(2)                                  33%            85%             93%           76%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.48%, 2.25% and 2.25% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.63%, 2.33% and 2.33% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     31

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND -- CLASS C

                                           10/31/2006   10/31/2005   10/31/2004(3)   10/31/2003   10/31/2002(3)
                                           ----------   ----------   -------------   ----------   -------------
CLASS C - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.26         $ 9.55          $ 7.92       $  9.30
Income from investment operations:
   Net investment income (loss)                           0.02           0.05            0.02         (0.02)
   Net realized and unrealized gain
      (loss) on investments                               1.17           0.69            1.61         (1.36)
                                                        ------         ------          ------       -------
Total from investment operations                          1.19           0.74            1.63         (1.38)
Less distributions:
   Dividends from net investment income                  (0.06)         (0.03)           0.00          0.00
   Distributions from capital gains                       0.00           0.00            0.00          0.00
   Returns of capital                                     0.00           0.00            0.00          0.00
                                                        ------         ------          ------       -------
Total distributions                                      (0.06)         (0.03)           0.00          0.00
                                                        ------         ------          ------       -------
Net asset value, end of period                          $11.39         $10.26          $ 9.55       $  7.92
                                                        ======         ======          ======       =======
TOTAL RETURN(1)                                          11.58%          7.71%          20.58%       (14.84%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $2,769         $2,459          $3,197       $ 2,548
Ratio of expenses to average net assets
   before waivers and reimbursements                      2.77%          2.68%           2.50%         2.54%
Ratio of expenses to average net assets
   after waivers and reimbursements                       2.27%(4)       2.35%(4)        2.35%         2.35%
Ratio of net investment income (loss) to
   average net assets                                     0.16%          0.44%           0.23%        (0.20%)
Portfolio turnover rate(2)                                  33%            85%             93%           76%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.48%, 2.25% and 2.25% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.63%, 2.33% and 2.33% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     32

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL HEALTH FUND -- CLASS A

                                           10/31/2006   10/31/2005    10/31/2004    10/31/2003   10/31/2002(3)
                                           ----------   ----------    ----------    ----------   -------------
CLASS A - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  15.00      $  13.80      $  11.42       $  13.47
Income from investment operations:
   Net investment income (loss)                            (0.08)        (0.10)        (0.07)         (0.09)
   Net realized and unrealized gain
      (loss) on investments                                 2.35          1.36          2.75          (1.68)
                                                        --------      --------      --------       --------
Total from investment operations                            2.27          1.26          2.68          (1.77)
Less distributions:
   Dividends from net investment income                     0.00          0.00          0.00           0.00
   Distributions from capital gains                        (0.77)        (0.06)        (0.30)         (0.28)
   Returns of capital                                       0.00          0.00          0.00           0.00
                                                        --------      --------      --------       --------
Total distributions                                        (0.77)        (0.06)        (0.30)         (0.28)
                                                        --------      --------      --------       --------
Net asset value, end of period                          $  16.50      $  15.00      $  13.80       $  11.42
                                                        ========      ========      ========       ========
TOTAL RETURN(1)                                            15.67%         9.21%        24.02%        (13.43%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $209,835      $170,672      $126,630       $101,881
Ratio of expenses to average net assets
   before waivers and reimbursements                        1.71%         1.81%         1.76%          1.79%
Ratio of expenses to average net assets
   after waivers and reimbursements                         1.60%(4)      1.65%(4)      1.65%          1.65%
Ratio of net investment income (loss) to
   average net assets                                      (0.55%)       (0.68%)       (0.62%)        (0.70%)
Portfolio turnover rate(2)                                    50%           41%           37%            63%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.58%, 2.33% and 2.33% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.63%, 2.34% and 2.34% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     33

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL HEALTH FUND -- CLASS B

                                           10/31/2006   10/31/2005    10/31/2004   10/31/2003   10/31/2002(3)
                                           ----------   ----------    ----------   ----------   -------------
CLASS B - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $ 14.50      $ 13.43       $ 11.20        $ 13.31
Income from investment operations:
   Net investment income (loss)                            (0.20)       (0.20)        (0.15)         (0.18)
   Net realized and unrealized  gain
      (loss) on investments                                 2.28         1.33          2.68          (1.65)
                                                         -------      -------       -------        -------
Total from investment operations                            2.08         1.13          2.53          (1.83)
Less distributions:
   Dividends from net investment income                     0.00         0.00          0.00           0.00
   Distributions from capital gains                        (0.77)       (0.06)        (0.30)         (0.28)
   Returns of capital                                       0.00         0.00          0.00           0.00
                                                         -------      -------       -------        -------
Total distributions                                        (0.77)       (0.06)        (0.30)         (0.28)
                                                         -------      -------       -------        -------
Net asset value, end of period                           $ 15.81      $ 14.50       $ 13.43        $ 11.20
                                                         =======      =======       =======        =======
TOTAL RETURN(1)                                            14.86%        8.49%        23.13%        (14.05%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $71,204      $66,035       $56,378        $45,659
Ratio of expenses to average net assets
   before waivers and reimbursements                        2.52%        2.55%         2.49%          2.48%
Ratio of expenses to average net assets
   after waivers and reimbursements                         2.35%(4)     2.35%(4)      2.35%          2.35%
Ratio of net investment income (loss) to
   average net assets                                      (1.30%)      (1.38%)       (1.31%)        (1.40%)
Portfolio turnover rate(2)                                    50%          41%           37%            63%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.58%, 2.33% and 2.33% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.63%, 2.34% and 2.34% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     34

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL HEALTH FUND -- CLASS C

                                           10/31/2006   10/31/2005    10/31/2004   10/31/2003   10/31/2002(3)
                                           ----------   ----------    ----------   ----------   -------------
CLASS C - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 14.51       $ 13.44       $ 11.21        $ 13.32
Income from investment operations:
   Net investment income (loss)                           (0.19)        (0.20)        (0.15)         (0.18)
   Net realized and unrealized gain
      (loss) on investments                                2.26          1.33          2.68          (1.65)
                                                        -------       -------       -------        -------
Total from investment operations                           2.07          1.13          2.53          (1.83)
Less distributions:
   Dividends from net investment income                    0.00          0.00          0.00           0.00
   Distributions from capital gains                       (0.77)        (0.06)        (0.30)         (0.28)
   Returns of capital                                      0.00          0.00          0.00           0.00
                                                        -------       -------       -------        -------
Total distributions                                       (0.77)        (0.06)        (0.30)         (0.28)
                                                        -------       -------       -------        -------
Net asset value, end of period                          $ 15.81       $ 14.51       $ 13.44        $ 11.21
                                                        =======       =======       =======        =======
TOTAL RETURN(1)                                           14.78%         8.49%        23.11%        (14.08%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $72,546       $61,390       $51,606        $43,042
Ratio of expenses to average net assets
   before waivers and reimbursements                       2.36%         2.37%         2.36%          2.35%
Ratio of expenses to average net assets
   after waivers and reimbursements                        2.35%(4)      2.35%(4)      2.35%          2.35%
Ratio of net investment income (loss) to
   average net assets                                     (1.30%)       (1.38%)       (1.31%)        (1.40%)
Portfolio turnover rate(2)                                   50%           41%           37%            63%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.58%, 2.33% and 2.33% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.63%, 2.34% and 2.34% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     35

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL LEADERS FUND -- CLASS A

                                           10/31/2006   10/31/2005    10/31/2004    10/31/2003   10/31/2002(3)
                                           ----------   ----------    ----------    ----------   -------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  16.49      $  13.96      $  11.21       $  12.83
Income from Investment Operations:
   Net investment income (loss)                             0.08         (0.06)        (0.03)          0.02
   Net realized and unrealized gain
      (loss) on investments                                 0.23          2.59          2.78          (1.64)
                                                        --------      --------      --------       --------
Total from investment operations                            0.31          2.53          2.75          (1.62)
Less distributions:
   Dividends from net investment income                     0.00          0.00          0.00           0.00
   Distributions from capital gains                         0.00          0.00          0.00           0.00
   Returns of capital                                       0.00          0.00          0.00           0.00
                                                        --------      --------      --------       --------
Total distributions                                         0.00          0.00          0.00           0.00
                                                        --------      --------      --------       --------
Net asset value, end of period                          $  16.80      $  16.49      $  13.96       $  11.21
                                                        ========      ========      ========       ========
TOTAL RETURN(1)                                             1.88%        18.12%        24.53%        (12.63%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $419,648      $466,013      $464,610       $354,407
Ratio of expenses to average net assets
   before waivers and reimbursements                        1.58%         1.62%         1.62%          1.66%
Ratio of expenses to average net assets
   after waivers and reimbursements                         1.48%(4)      1.62%(4)      1.61%          1.61%
Ratio of net investment income (loss)
   to average net assets                                    0.41%        (0.36%)       (0.29%)         0.24%
Portfolio turnover rate(2)                                   270%          271%          320%           323%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.36%, 2.23% and 2.13% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.53%, 2.26% and 2.15% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     36

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL LEADERS FUND -- CLASS B

                                           10/31/2006   10/31/2005    10/31/2004    10/31/2003   10/31/2002(3)
                                           ----------   ----------    ----------    ----------   -------------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 15.77       $ 13.45        $ 10.88        $ 12.54
Income from Investment Operations:
   Net investment income (loss)                           (0.08)        (0.17)         (0.12)         (0.07)
   Net realized and unrealized gain
      (loss) on investments                                0.24          2.49           2.69          (1.59)
                                                        -------       -------        -------        -------
Total from investment operations                           0.16          2.32           2.57          (1.66)
Less distributions:
   Dividends from net investment income                    0.00          0.00           0.00           0.00
   Distributions from capital gains                        0.00          0.00           0.00           0.00
   Returns of capital                                      0.00          0.00           0.00           0.00
                                                        -------       -------        -------        -------
Total distributions                                        0.00          0.00           0.00           0.00
                                                        -------       -------        -------        -------
Net asset value, end of period                          $ 15.93       $ 15.77        $ 13.45        $ 10.88
                                                        =======       =======        =======        =======
TOTAL RETURN(1)                                            1.02%        17.25%         23.62%        (13.24%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $78,986       $90,179        $78,923        $70,280
Ratio of expenses to average net assets
   before waivers and reimbursements                       2.51%         2.52%          2.36%          2.33%
Ratio of expenses to average net assets
   after waivers and reimbursements                        2.35%(4)      2.35%(4)       2.35%          2.33%
Ratio of net investment income (loss)
   to average net assets                                  (0.45%)       (1.09%)        (1.01%)        (0.48%)
Portfolio turnover rate(2)                                  270%          271%           320%           323%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.36%, 2.23% and 2.13% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.53%, 2.26% and 2.15% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     37

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL LEADERS FUND -- CLASS C

                                           10/31/2006   10/31/2005    10/31/2004    10/31/2003   10/31/2002(3)
                                           ----------   ----------    ----------    ----------   -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $ 15.84      $ 13.49        $ 10.90        $ 12.55
Income from Investment Operations:
   Net investment income (loss)                            (0.06)       (0.15)         (0.11)         (0.06)
   Net realized and unrealized gain
      (loss) on investments                                 0.23         2.50           2.70          (1.59)
                                                         -------      -------        -------        -------
Total from investment operations                            0.17         2.35           2.59          (1.65)
Less distributions:
   Dividends from net investment income                     0.00         0.00           0.00           0.00
   Distributions from capital gains                         0.00         0.00           0.00           0.00
   Returns of capital                                       0.00         0.00           0.00           0.00
                                                         -------      -------        -------        -------
Total distributions                                         0.00         0.00           0.00           0.00
                                                         -------      -------        -------        -------
Net asset value, end of period                           $ 16.01      $ 15.84        $ 13.49        $ 10.90
                                                         =======      =======        =======        =======
TOTAL RETURN(1)                                             1.07%       17.42%         23.76%        (13.15%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $71,623      $87,518        $78,303        $75,174
Ratio of expenses to average net assets
   before waivers and reimbursements                        2.25%        2.24%          2.23%          2.21%
Ratio of expenses to average net assets
   after waivers and reimbursements                         2.25%(4)     2.24%(4)       2.23%          2.21%
Ratio of net investment income (loss) to
   average net assets                                      (0.34%)      (0.98%)        (0.89%)        (0.36%)
Portfolio turnover rate(2)                                   270%         271%           320%           323%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.36%, 2.23% and 2.13% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.53%, 2.26% and 2.15% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     38

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL TECHNOLOGY FUND -- CLASS A

                                           10/31/2006   10/31/2005    10/31/2004    10/31/2003   10/31/2002(3)
                                           ----------   ----------    ----------    ----------   -------------
CLASS A - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  4.42       $  4.68        $  2.98       $  4.01
Income from Investment Operations:
   Net investment income (loss)                            0.00         (0.07)         (0.04)        (0.12)
   Net realized and unrealized gain
      (loss) on investments                                0.55         (0.19)          1.74         (0.91)
                                                        -------       -------        -------       -------
Total from investment operations                           0.55         (0.26)          1.70         (1.03)
Less distributions:
   Dividends from net investment income                    0.00          0.00           0.00          0.00
   Distributions from capital gains                        0.00          0.00           0.00          0.00
   Returns of capital                                      0.00          0.00           0.00          0.00
                                                        -------       -------        -------       -------
Total distributions                                        0.00          0.00           0.00          0.00
                                                        -------       -------        -------       -------
Net asset value, end of period                          $  4.97       $  4.42        $  4.68       $  2.98
                                                        =======       =======        =======       =======
TOTAL RETURN(1)                                           12.44%        (5.56%)        57.05%       (25.69%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $27,620       $31,418        $32,388       $18,321
Ratio of expenses to average net assets
   before waivers and reimbursements                       2.22%         2.14%          1.77%         1.86%
Ratio of expenses to average net assets
   after waivers and reimbursements                        1.60%(4)      1.65%(4)       1.65%         1.65%
Ratio of net investment income (loss) to
   average net assets                                     (0.00%)       (1.37%)        (1.28%)       (1.44%)
Portfolio turnover rate(2)                                  132%          165%           163%          174%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.53%, 2.28% and 2.28% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.60%, 2.30% and 2.30% for Classes A, B and C respectively


THE HARTFORD MUTUAL FUNDS                                                     39

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL TECHNOLOGY FUND -- CLASS B

                                           10/31/2006   10/31/2005    10/31/2004    10/31/2003   10/31/2002(3)
                                           ----------   ----------    ----------    ----------   -------------
CLASS B - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  4.28       $  4.56        $  2.92       $  3.96
Income from Investment Operations:
   Net investment income (loss)                           (0.04)        (0.10)         (0.06)        (0.18)
   Net realized and unrealized gain
      (loss) on investments                                0.53         (0.18)          1.70         (0.86)
                                                        -------       -------        -------       -------
Total from investment operations                           0.49         (0.28)          1.64         (1.04)
Less distributions:
   Dividends from net investment income                    0.00          0.00           0.00          0.00
   Distributions from capital gains                        0.00          0.00           0.00          0.00
   Returns of capital                                      0.00          0.00           0.00          0.00
                                                        -------       -------        -------       -------
Total distributions                                        0.00          0.00           0.00          0.00
                                                        -------       -------        -------       -------
Net asset value, end of period                          $  4.77       $  4.28        $  4.56       $  2.92
                                                        =======       =======        =======       =======
TOTAL RETURN(1)                                           11.45%        (6.14%)        56.16%       (26.26%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $12,409       $12,978        $13,991       $ 8,170
Ratio of expenses to average net assets
   before waivers and reimbursements                       3.05%         2.96%          2.50%         2.54%
Ratio of expenses to average net assets
   after waivers and reimbursements                        2.35%(4)      2.35%(4)       2.35%         2.35%
Ratio of net investment income (loss) to
   average net assets                                     (0.79%)       (2.07%)        (1.98%)       (2.14%)
Portfolio turnover rate(2)                                  132%          165%           163%          174%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.53%, 2.28% and 2.28% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.60%, 2.30% and 2.30% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     40

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL TECHNOLOGY FUND -- CLASS C

                                           10/31/2006   10/31/2005    10/31/2004    10/31/2003   10/31/2002(3)
                                           ----------   ----------    ----------    ----------   -------------
CLASS C - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  4.28       $  4.56        $  2.92       $  3.97
Income from Investment Operations:
   Net investment income (loss)                           (0.04)        (0.11)         (0.06)        (0.19)
   Net realized and unrealized gain
      (loss) on investments                                0.53         (0.17)          1.70         (0.86)
                                                        -------       -------        -------       -------
Total from investment operations                           0.49         (0.28)          1.64         (1.05)
Less distributions:
   Dividends from net investment income                    0.00          0.00           0.00          0.00
   Distributions from capital gains                        0.00          0.00           0.00          0.00
   Returns of capital                                      0.00          0.00           0.00          0.00
                                                        -------       -------        -------       -------
Total distributions                                        0.00          0.00           0.00          0.00
                                                        -------       -------        -------       -------
Net asset value, end of period                          $  4.77       $  4.28        $  4.56       $  2.92
                                                        =======       =======        =======       =======
TOTAL RETURN(1)                                           11.45%        (6.14%)        56.16%       (26.45%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $10,712       $13,891        $16,513       $ 9,560
Ratio of expenses to average net assets
   before waivers and reimbursements                       2.75%         2.62%          2.37%         2.39%
Ratio of expenses to average net assets
   after waivers and reimbursements                        2.35%(4)      2.35%(4)       2.35%         2.35%
Ratio of net investment income
   (loss) to average net assets                           (0.65%)       (2.07%)        (1.99%)       (2.15%)
Portfolio turnover rate(2)                                  132%          165%           163%          174%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.53%, 2.28% and 2.28% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.60%, 2.30% and 2.30% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     41

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH FUND -- CLASS A

                                                                                                 2/19/2002-
                                           10/31/2006   10/31/2005    10/31/2004    10/31/2003   10/31/2002
                                           ----------   ----------    ----------    ----------   ----------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  16.19      $  15.19       $ 11.90     $ 14.57
Income from Investment Operations:
   Net investment income (loss)                            (0.04)        (0.08)        (0.03)      (0.02)
   Net realized and unrealized gain
      (loss) on investments                                 1.17          1.08          3.32       (2.65)
                                                        --------      --------       -------     -------
Total from investment operations                            1.13          1.00          3.29       (2.67)
Less distributions:
   Dividends from net investment income                     0.00          0.00          0.00        0.00
   Distributions from capital gains                         0.00          0.00          0.00        0.00
   Returns of capital                                       0.00          0.00          0.00        0.00
                                                        --------      --------       -------     -------
Total distributions                                         0.00          0.00          0.00        0.00
                                                        --------      --------       -------     -------
Net asset value, end of period                          $  17.32      $  16.19       $ 15.19     $ 11.90
                                                        ========      ========       =======     =======
TOTAL RETURN(3)                                             6.98%         6.58%        27.65%     (18.33%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $635,057      $384,160       $72,186     $ 5,970
Ratio of expenses to average net assets
   before waivers and reimbursements                        1.40%         1.55%         1.52%       1.65%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements                         1.33%(5)      1.45%(5)      1.45%       1.45%(2)
Ratio of net investment income (loss) to
   average net assets                                      (0.30%)       (0.84%)       (0.65%)     (0.44%)(2)
Portfolio turnover rate(4)                                    77%           66%          129%        107%

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.31%, 2.13% and 2.03% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.43%, 2.13% and 2.05% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     42

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH FUND -- CLASS B

                                                                                                 2/19/2002-
                                           10/31/2006   10/31/2005    10/31/2004    10/31/2003   10/31/2002
                                           ----------   ----------    ----------    ----------   ----------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 14.49       $ 13.70        $ 10.80     $ 13.28
Income from Investment Operations:
   Net investment income (loss)                           (0.15)        (0.15)         (0.07)      (0.04)
   Net realized and unrealized gain
      (loss) on investments                                1.04          0.94           2.97       (2.44)
                                                        -------       -------        -------     -------
Total from investment operations                           0.89          0.79           2.90       (2.48)
Less distributions:
   Dividends from net investment income                    0.00          0.00           0.00        0.00
   Distributions from capital gains                        0.00          0.00           0.00        0.00
   Returns of capital                                      0.00          0.00           0.00        0.00
                                                        -------       -------        -------     -------
Total distributions                                        0.00          0.00           0.00        0.00
                                                        -------       -------        -------     -------
Net asset value, end of period                          $ 15.38       $ 14.49        $ 13.70     $ 10.80
                                                        =======       =======        =======     =======
TOTAL RETURN(3)                                            6.14%         5.77%         26.85%     (18.67%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $46,251       $32,440        $11,552     $ 1,698
Ratio of expenses to average net assets
   before waivers and reimbursements                       2.27%         2.33%          2.26%       2.32%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements                        2.15%(5)      2.15%(5)       2.12%       2.15%(2)
Ratio of net investment income (loss) to
   average net assets                                     (1.09%)       (1.54%)        (1.35%)     (1.10%)(2)
Portfolio turnover rate(4)                                   77%           66%           129%        107%

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.31%, 2.13% and 2.03% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.43%, 2.13% and 2.05% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     43

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH FUND -- CLASS C

                                                                                                 2/19/2002-
                                           10/31/2006   10/31/2005    10/31/2004    10/31/2003   10/31/2002
                                           ----------   ----------    ----------    ----------   ----------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 14.50       $ 13.70        $ 10.80     $ 13.28
Income from Investment Operations:
   Net investment income (loss)                           (0.13)        (0.12)         (0.07)      (0.04)
   Net realized and unrealized gain
      (loss) on investments                                1.03          0.92           2.97       (2.44)
                                                        -------       -------        -------     -------
Total from investment operations                           0.90          0.80           2.90       (2.48)
Less distributions:
   Dividends from net investment income                    0.00          0.00           0.00        0.00
   Distributions from capital gains                        0.00          0.00           0.00        0.00
   Returns of capital                                      0.00          0.00           0.00        0.00
                                                        -------       -------        -------     -------
Total distributions                                        0.00          0.00           0.00        0.00
                                                        -------       -------        -------     -------
Net asset value, end of period                          $ 15.40       $ 14.50        $ 13.70     $ 10.80
                                                        =======       =======        =======     =======
TOTAL RETURN(3)                                            6.21%         5.84%         26.85%     (18.68%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $82,481       $47,575        $11,896     $ 1,480
Ratio of expenses to average net assets
   before waivers and reimbursements                       2.05%         2.07%          2.15%       2.18%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements                        2.05%(5)      2.07%(5)       2.15%       2.15%(2)
Ratio of net investment income (loss) to
   average net assets                                     (1.01%)       (1.45%)        (1.36%)     (1.13%)(2)
Portfolio turnover rate(4)                                   77%           66%           129%        107%

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.31%, 2.13% and 2.03% for


THE HARTFORD MUTUAL FUNDS                                                     44

FINANCIAL HIGHLIGHTS

     Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.43%, 2.13% and 2.05% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     45

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH OPPORTUNITIES FUND -- CLASS A

                                                                                                2/19/2002-
                                           10/31/2006   10/31/2005    10/31/2004   10/31/2003   10/31/2002
                                           ----------   ----------    ----------   ----------   ----------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  23.49      $ 21.25       $ 15.31     $ 19.80
Income from Investment Operations:
   Net investment income (loss)                            (0.06)       (0.17)        (0.07)      (0.06)
   Net realized and unrealized gain
      (loss) on investments                                 4.41         2.41          6.01       (4.43)
                                                        --------      -------       -------     -------
Total from investment operations                            4.35         2.24          5.94       (4.49)
Less distributions:
   Dividends from net investment income                     0.00         0.00          0.00        0.00
   Distributions from capital gains                         0.00         0.00          0.00        0.00
   Returns of capital                                       0.00         0.00          0.00        0.00
                                                        --------      -------       -------     -------
Total distributions                                         0.00         0.00          0.00        0.00
                                                        --------      -------       -------     -------
Net asset value, end of period                          $  27.84      $ 23.49       $ 21.25     $ 15.31
                                                        ========      =======       =======     =======
TOTAL RETURN(3)                                            18.52%       10.54%        38.80%     (22.68%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $222,682      $54,652       $17,149     $ 3,338
Ratio of expenses to average net assets
   before waivers and reimbursements                        1.54%        1.52%         1.49%       1.62%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements                         1.36%(5)     1.45%(5)      1.45%       1.45%(2)
Ratio of net investment income (loss)
   to average net assets                                   (0.45%)      (0.94%)       (0.88%)     (0.92%)(2)
Portfolio turnover rate(4)                                   156%         130%          158%        182%

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.30%, 2.08% and 2.07% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.40%, 2.10% and 2.06% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     46

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH OPPORTUNITIES FUND -- CLASS B

                                                                                               2/19/2002-
                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002
                                           ----------   ----------   ----------   ----------   ----------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 20.77      $ 18.91       $13.71      $ 17.80
Income from Investment Operations:
   Net investment income (loss)                           (0.25)       (0.26)       (0.12)       (0.10)
   Net realized and unrealized gain
      (loss) on investments                                3.90         2.12         5.32        (3.99)
                                                        -------      -------       ------      -------
Total from investment operations                           3.65         1.86         5.20        (4.09)
Less distributions:
   Dividends from net investment income                    0.00         0.00         0.00         0.00
   Distributions from capital gains                        0.00         0.00         0.00         0.00
   Returns of capital                                      0.00         0.00         0.00         0.00
                                                        -------      -------       ------      -------
Total distributions                                        0.00         0.00         0.00         0.00
                                                        -------      -------       ------      -------
Net asset value, end of period                          $ 24.42      $ 20.77       $18.91      $ 13.71
                                                        =======      =======       ======      =======
TOTAL RETURN(3)                                           17.57%        9.84%       37.93%      (22.99%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $20,002      $11,518       $4,470      $   777
Ratio of expenses to average net assets
   before waivers and reimbursements                       2.39%        2.45%        2.22%        2.30%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements                        2.15%(5)     2.15%(5)     2.15%        2.15%(2)
Ratio of net investment income (loss) to
   average net assets                                     (1.27%)      (1.64%)      (1.58%)      (1.60%)(2)
Portfolio turnover rate(4)                                  156%         130%         158%         182%

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.30%, 2.08% and 2.07% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.40%, 2.10% and 2.06% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     47

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH OPPORTUNITIES FUND -- CLASS C

                                                                                               2/19/2002-
                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002
                                           ----------   ----------   ----------   ----------   ----------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 20.77      $ 18.91       $13.70      $ 17.80
Income from Investment Operations:
   Net investment income (loss)                           (0.25)       (0.28)       (0.09)       (0.09)
   Net realized and unrealized gain
      (loss) on investments                                3.90         2.14         5.30        (4.01)
                                                        -------      -------       ------      -------
Total from investment operations                           3.65         1.86         5.21        (4.10)
Less distributions:
   Dividends from net investment income                    0.00         0.00         0.00         0.00
   Distributions from capital gains                        0.00         0.00         0.00         0.00
   Returns of capital                                      0.00         0.00         0.00         0.00
                                                        -------      -------       ------      -------
Total distributions                                        0.00         0.00         0.00         0.00
                                                        -------      -------       ------      -------
Net asset value, end of period                          $ 24.42      $ 20.77       $18.91      $ 13.70
                                                        =======      =======       ======      =======
TOTAL RETURN(3)                                           17.57%        9.84%       38.03%      (23.05%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $18,842      $11,899       $5,238      $   892
Ratio of expenses to average net assets
   before waivers and reimbursements                       2.13%        2.11%        2.10%        2.09%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements                        2.13%(5)     2.11%(5)     2.10%        2.09%(2)
Ratio of net investment income (loss)
   to average net assets                                  (1.26%)      (1.61%)      (1.54%)      (1.56%)(2)
Portfolio turnover rate(4)                                  156%         130%         158%         182%

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.30%, 2.08% and 2.07% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.40%, 2.10% and 2.06% for Classes A, B and C respectively


THE HARTFORD MUTUAL FUNDS                                                     48

FINANCIAL HIGHLIGHTS

THE HARTFORD HIGH YIELD FUND -- CLASS A

                                           10/31/2006   10/31/2005    10/31/2004(3)   10/31/2003(3)   10/31/2002(3)
                                           ----------   ----------    -------------   -------------   -------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $   8.18       $   7.94         $   6.73         $  8.45
Income from Investment Operations:
   Net investment income (loss)                             0.48           0.48             0.60            0.82
   Net realized and unrealized gain
      (loss) on investments                                (0.40)          0.23             1.26           (1.78)
                                                        --------       --------         --------         -------
Total from investment operations                            0.08           0.71             1.86           (0.96)
Less distributions:
   Dividends from net investment
   income                                                  (0.50)         (0.47)           (0.65)          (0.76)
   Distributions from capital gains                         0.00           0.00             0.00            0.00
   Returns of capital                                       0.00           0.00             0.00            0.00
                                                        --------       --------         --------         -------
Total distributions                                        (0.50)         (0.47)           (0.65)          (0.76)
                                                        --------       --------         --------         -------
Net asset value, end of period                          $   7.76       $   8.18         $   7.94         $  6.73
                                                        ========       ========         ========         =======
TOTAL RETURN(1)                                             0.97%          9.26%(4)        28.69%         (12.16%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $188,599       $247,364         $213,377         $95,760
Ratio of expenses to average net assets
   before waivers and reimbursements                        1.33%          1.35%            1.49%           1.55%
Ratio of expenses to average net assets
   after waivers and reimbursements                         1.33%(5)       1.35%            1.40%           1.40%
Ratio of net investment income (loss)
   to average net assets                                    5.86%          6.03%            7.98%           9.48%
Portfolio turnover rate(2)                                   113%            86%              54%             22%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total returns would have been 9.25%, 8.45% and 8.44% for Classes A, B and C, respectively. The net asset value impact was less than $0.01 for Classes A and B and $0.01 for Class C.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.33%, 2.10% and 2.00% for Classes A, B and C respectively


THE HARTFORD MUTUAL FUNDS                                                     49

FINANCIAL HIGHLIGHTS

THE HARTFORD HIGH YIELD FUND -- CLASS B

                                           10/31/2006   10/31/2005    10/31/2004(3)   10/31/2003(3)   10/31/2002(3)
                                           ----------   ----------    -------------   -------------   -------------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  8.17        $  7.93           $  6.72        $  8.43
Income from Investment Operations:
   Net investment income (loss)                            0.42           0.43              0.57           0.80
   Net realized and unrealized gain
      (loss) on investments                               (0.41)          0.22              1.24          (1.81)
                                                        -------        -------           -------        -------
Total from investment operations                           0.01           0.65              1.81          (1.01)
Less distributions:
   Dividends from net investment income                   (0.44)         (0.41)            (0.60)         (0.70)
   Distributions from capital gains                        0.00           0.00              0.00           0.00
   Returns of capital                                      0.00           0.00              0.00           0.00
                                                        -------        -------           -------        -------
Total distributions                                       (0.44)         (0.41)            (0.60)         (0.70)
                                                        -------        -------           -------        -------
Net asset value, end of period                          $  7.74        $  8.17           $  7.93        $  6.72
                                                        =======        =======           =======        =======
TOTAL RETURN(1)                                            0.08%          8.45%(4)         27.83%        (12.70%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $47,071        $63,972           $72,293        $44,359
Ratio of expenses to average net assets
   before waivers and reimbursements                       2.12%          2.07%             2.23%          2.24%
Ratio of expenses to average net assets
   after waivers and reimbursements                        2.10%(5)       2.07%             2.10%          2.10%
Ratio of net investment income (loss) to
   average net assets                                      5.09%          5.32%             7.39%          8.78%
Portfolio turnover rate(2)                                  113%            86%               54%            22%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total returns would have been 9.25%, 8.45% and 8.44% for Classes A, B and C, respectively. The net asset value impact was less than $0.01 for Classes A and B and $0.01 for Class C.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.33%, 2.10% and 2.00% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     50

FINANCIAL HIGHLIGHTS

THE HARTFORD HIGH YIELD FUND -- CLASS C

                                           10/31/2006   10/31/2005    10/31/2004(3)   10/31/2003(3)   10/31/2002(3)
                                           ----------   ----------    -------------   -------------   -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  8.17        $  7.93           $  6.72        $  8.43
Income from Investment Operations:
   Net investment income (loss)                            0.42           0.44              0.55           0.72
   Net realized and unrealized gain
      (loss) on investments                               (0.39)          0.22              1.26          (1.73)
                                                        -------        -------           -------        -------
Total from investment operations                           0.03           0.66              1.81          (1.01)
Less distributions:
   Dividends from net investment income                   (0.45)         (0.42)            (0.60)         (0.70)
   Distributions from capital gains                        0.00           0.00              0.00           0.00
   Returns of capital                                      0.00           0.00              0.00           0.00
                                                        -------        -------           -------        -------
Total distributions                                       (0.45)         (0.42)            (0.60)         (0.70)
                                                        -------        -------           -------        -------
Net asset value, end of period                          $  7.75        $  8.17           $  7.93        $  6.72
                                                        =======        =======           =======        =======
TOTAL RETURN(1)                                            0.30%          8.54%(4)         27.84%        (12.65%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $50,945        $71,673           $77,968        $40,611
Ratio of expenses to average net assets
   before waivers and reimbursements                       2.00%          1.98%             2.10%          2.10%
Ratio of expenses to average net assets
   after waivers and reimbursements                        2.00%(5)       1.98%             2.10%          2.10%
Ratio of net investment income
   (loss) to average net assets                            5.18%          5.40%             7.31%          8.78%
Portfolio turnover rate(2)                                  113%            86%               54%            22%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total returns would have been 9.25%, 8.45% and 8.44% for Classes A, B and C, respectively. The net asset value impact was less than $0.01 for Classes A and B and $0.01 for Class C.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.33%, 2.10% and 2.00% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     51

FINANCIAL HIGHLIGHTS

THE HARTFORD INCOME FUND -- CLASS A

                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002(1)
                                           ----------   ----------   ----------   ----------   -------------
CLASS A - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 10.72       $ 10.53     $ 10.00          $10.00
Income from investment operations:
   Net investment income (loss)                            0.51          0.48        0.52            0.00
   Net  realized and  unrealized gain
      (loss) on investments                               (0.44)         0.22        0.54            0.00
                                                        -------       -------     -------          ------
Total from investment operations                           0.07          0.70        1.06            0.00
Less distributions:
   Dividends from net investment income                   (0.51)        (0.51)      (0.53)           0.00
   Distributions from capital gains                       (0.04)         0.00        0.00            0.00
   Returns of capital                                      0.00          0.00        0.00            0.00
                                                        -------       -------     -------          ------
Total distributions                                       (0.55)        (0.51)      (0.53)           0.00
                                                        -------       -------     -------          ------
Net asset value, end of period                          $ 10.24       $ 10.72     $ 10.53          $10.00
                                                        =======       =======     =======          ======
TOTAL RETURN(2)                                            0.70%         6.85%      10.79%(6)           0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $28,942       $29,580     $15,836          $8,000
Ratio of expenses to average net assets
   before waivers and reimbursements                       1.20%         1.14%       1.54%(4)          --
Ratio of expenses to average net assets
   after waivers and reimbursements                        0.95%(5)      1.00%       1.00%(4)          --
Ratio of net investment income (loss) to
   average net assets                                      4.80%         4.60%       5.06%(4)          --
Portfolio turnover rate(3)                                  188%          167%        124%             --

(1)  The fund became open for investment on 10/31/2002.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.95%, 1.70% and 1.70% for Classes A, B and C respectively.

(6)  Not annualized


THE HARTFORD MUTUAL FUNDS                                                     52

FINANCIAL HIGHLIGHTS

THE HARTFORD INCOME FUND -- CLASS B

                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002(1)
                                           ----------   ----------   ----------   ----------   -------------
CLASS B - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.72         $10.53     $10.00           $10.00
Income from investment operations:
   Net investment income (loss)                           0.43           0.42       0.44             0.00
   Net realized and unrealized gain
      (loss) on investments                              (0.43)          0.21       0.54             0.00
                                                        ------         ------     ------           ------
Total from investment operations                          0.00           0.63       0.98             0.00
Less distributions:
   Dividends from net investment income                  (0.44)         (0.44)     (0.45)            0.00
   Distributions from capital gains                      (0.04)          0.00       0.00             0.00
   Returns of capital                                     0.00           0.00       0.00             0.00
                                                        ------         ------     ------           ------
Total distributions                                      (0.48)         (0.44)     (0.45)            0.00
                                                        ------         ------     ------           ------
Net asset value, end of period                          $10.24         $10.72     $10.53           $10.00
                                                        ======         ======     ======           ======
TOTAL RETURN(2)                                          (0.04%)         6.10%     10.01%(6)            0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $5,973         $5,541     $4,705           $1,000
Ratio of expenses to average net assets
   before waivers and reimbursements                      2.06%          1.95%      2.31%(4)         --
Ratio of expenses to average net assets
   after waivers and reimbursements                       1.70%(5)       1.70%      1.70%(4)         --
Ratio of net investment income (loss) to
   average net assets                                     4.05%          3.90%      4.31%(4)         --
Portfolio turnover rate(3)                                 188%           167%       124%            --

(1)  The fund became open for investment on 10/31/2002.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.95%, 1.70% and 1.70% for Classes A, B and C respectively.

(6)  Not annualized.


THE HARTFORD MUTUAL FUNDS                                                     53

FINANCIAL HIGHLIGHTS

THE HARTFORD INCOME FUND -- CLASS C

                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002(1)
                                           ----------   ----------   ----------   ----------   -------------
CLASS C - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.74         $10.55     $10.00           $10.00
Income from investment operations:
   Net investment income (loss)                           0.43           0.41       0.44             0.00
   Net realized and unrealized gain
      (loss) on investments                              (0.43)          0.22       0.56             0.00
                                                        ------         ------     ------           ------
Total from investment operations                          0.00           0.63       1.00             0.00
Less distributions:
   Dividends from net investment income                  (0.44)         (0.44)     (0.45)            0.00
   Distributions from capital gains                      (0.04)          0.00       0.00             0.00
   Returns of capital                                     0.00           0.00       0.00             0.00
                                                        ------         ------     ------           ------
Total distributions                                      (0.48)         (0.44)     (0.45)            0.00
                                                        ------         ------     ------           ------
Net asset value, end of period                          $10.26         $10.74     $10.55           $10.00
                                                        ======         ======     ======           ======
TOTAL RETURN(2)                                          (0.03%)         6.09%     10.22%(6)            0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $5,142         $5,562     $5,050           $1,000
Ratio of expenses to average net assets
   before waivers and reimbursements                      1.96%          1.88%      2.17%(4)           --
Ratio of expenses to average net assets
   after waivers and reimbursements                       1.70%(5)       1.70%      1.70%(4)           --
Ratio of net investment income (loss) to
   average net assets                                     4.05%          3.90%      4.28%(4)           --
Portfolio turnover rate(3)                                 188%           167%       124%              --

(1)  The fund became open for investment on 10/31/2002.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.95%, 1.70% and 1.70% for Classes A, B and C respectively.

(6)  Not annualized.


THE HARTFORD MUTUAL FUNDS                                                     54

FINANCIAL HIGHLIGHTS

THE HARTFORD INFLATION PLUS FUND -- CLASS A

                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002(1)
                                           ----------   ----------   ----------   ----------   -------------
CLASS A - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  10.95      $  10.63    $  10.00         $10.00
Income from investment operations:
   Net investment income (loss)                             0.41          0.30        0.27           0.00
   Net realized and unrealized gain
      (loss) on investments                                (0.18)         0.37        0.62           0.00
                                                        --------      --------    --------         ------
Total from investment operations                            0.23          0.67        0.89           0.00
Less distributions:
   Dividends from net investment income                    (0.42)        (0.31)      (0.26)          0.00
   Distributions from capital gains                        (0.09)        (0.04)       0.00           0.00
   Returns of capital                                       0.00          0.00        0.00           0.00
                                                        --------      --------    --------         ------
Total distributions                                        (0.51)        (0.35)      (0.26)          0.00
                                                        --------      --------    --------         ------
Net asset value, end of period                          $  10.67      $  10.95    $  10.63         $10.00
                                                        ========      ========    ========         ======
TOTAL RETURN(2)                                             2.10%         6.39%       9.02%(6)          0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $414,778      $313,961    $142,992         $8,000
Ratio of expenses to average net assets
   before waivers and reimbursements                        1.00%         1.04%       1.34%(4)         --
Ratio of expenses to average net assets
   after waivers and reimbursements                         0.95%(5)      1.00%       1.00%(4)         --
Ratio of net investment income (loss) to
   average net assets                                       3.88%         3.04%       2.63%(4)         --
Portfolio turnover rate(3)                                    71%           81%         23%            --

(1)  The fund became open for investment on 10/31/2002.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.95%, 1.70% and 1.70% for Classes A, B and C respectively.

(6)  Not annualized.


THE HARTFORD MUTUAL FUNDS                                                     55

FINANCIAL HIGHLIGHTS

THE HARTFORD INFLATION PLUS FUND -- CLASS B

                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002(1)
                                           ----------   ----------   ----------   ----------   -------------
CLASS B - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  10.96     $  10.64     $ 10.00          $10.00
Income from investment operations:
   Net investment income (loss)                             0.33         0.22        0.21            0.00
   Net realized and unrealized gain
      (loss) on investments                                (0.18)        0.37        0.63            0.00
                                                        --------     --------     -------          ------
Total from investment operations                            0.15         0.59        0.84            0.00
Less distributions:
   Dividends from net investment income                    (0.34)       (0.23)      (0.20)           0.00
   Distributions from capital gains                        (0.09)       (0.04)       0.00            0.00
   Returns of capital                                       0.00         0.00        0.00            0.00
                                                        --------     --------     -------          ------
Total distributions                                        (0.43)       (0.27)      (0.20)           0.00
                                                        --------     --------     -------          ------
Net asset value, end of period                          $  10.68     $  10.96     $ 10.64          $10.00
                                                        ========     ========     =======          ======
TOTAL RETURN(2)                                             1.33%        5.65%       8.41%(6)           0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $119,302     $107,964     $67,986          $1,000
Ratio of expenses to average net assets
   before waivers and reimbursements                        1.81%        1.81%       2.09%(4)          --
Ratio of expenses to average net assets
   after waivers and reimbursements                         1.70%(5)     1.70%       1.70%(4)          --
Ratio of net investment income (loss) to
   average net assets                                       3.09%        2.21%       1.98%(4)          --
Portfolio turnover rate(3)                                    71%          81%         23%             --

(1)  The fund became open for investment on 10/31/2002.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.95%, 1.70% and 1.70% for Classes A, B and C respectively.

(6)  Not annualized


THE HARTFORD MUTUAL FUNDS                                                     56

FINANCIAL HIGHLIGHTS

THE HARTFORD INFLATION PLUS FUND -- CLASS C

                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002(1)
                                           ----------   ----------   ----------   ----------   -------------
CLASS C - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  10.96      $  10.63    $  10.00         $10.00
Income from investment operations:
   Net investment income (loss)                             0.33          0.23        0.20           0.00
   Net realized and unrealized gain
      (loss) on investments                                (0.19)         0.37        0.63           0.00
                                                        --------      --------    --------         ------
Total from investment operations                            0.14          0.60        0.83           0.00
Less distributions:
   Dividends from net investment income                    (0.34)        (0.23)      (0.20)          0.00
   Distributions from capital gains                        (0.09)        (0.04)       0.00           0.00
   Returns of capital                                       0.00          0.00        0.00           0.00
                                                        --------      --------    --------         ------
Total distributions                                        (0.43)        (0.27)      (0.20)          0.00
                                                        --------      --------    --------         ------
Net asset value, end of period                          $  10.67      $  10.96    $  10.63         $10.00
                                                        ========      ========    ========         ======
TOTAL RETURN(2)                                             1.24%         5.74%       8.31%(6)          0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $373,750      $319,990    $160,253         $1,000
Ratio of expenses to average net assets
   before  waivers and reimbursements                       1.76%         1.76%       1.95%(4)         --
Ratio of expenses to average  net assets
   after  waivers and reimbursements                        1.70%(5)      1.70%       1.70%(4)         --
Ratio of net investment income (loss) to
   average net assets                                       3.12%         2.33%       1.97%(4)         --
Portfolio turnover rate(3)                                    71%           81%         23%            --

(1)  The fund became open for investment on 10/31/2002.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.95%, 1.70% and 1.70% for Classes A, B and C respectively.

(6)  Not annualized.


THE HARTFORD MUTUAL FUNDS                                                     57

FINANCIAL HIGHLIGHTS

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND -- CLASS A

                                           10/31/2006   10/31/2005    10/31/2004(6)   10/31/2003   10/31/2002(6)
                                           ----------   ----------    -------------   ----------   -------------
CLASS A - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  11.59       $  9.62         $  6.93        $ 7.62
Income from investment operations:
   Net investment income (loss)                             0.07         (0.01)          (0.02)         0.02
   Net realized and unrealized gain
      (loss) on investments                                 0.48          2.03            2.72         (0.71)
                                                        --------       -------         -------        ------
Total from investment operations                            0.55          2.02            2.70         (0.69)
Less distributions:
   Dividends from net investment income                     0.00          0.00           (0.01)         0.00
   Distributions from capital gains                         0.00         (0.05)           0.00          0.00
   Returns of capital                                       0.00          0.00            0.00          0.00
                                                        --------       -------         -------        ------
   Total distributions                                      0.00         (0.05)          (0.01)         0.00
                                                        --------       -------         -------        ------
   Net asset value, end of period                       $  12.14       $ 11.59         $  9.62        $ 6.93
                                                        ========       =======         =======        ======
TOTAL RETURN(2)                                             4.74%        21.14%          38.95%        (9.06%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
   (in thousands)                                       $131,430       $50,051         $11,362        $4,666
Ratio of expenses to average net
   assets before waivers and
   reimbursements                                           1.77%         1.91%           2.36%         2.98%
Ratio of expenses to average net
   assets after waivers and
   reimbursements                                           1.60%(7)      1.65%(7)        1.65%         1.65%
Ratio of net investment income (loss)
   to average net assets                                    0.66%        (0.10)%         (0.35)%        0.34%
Portfolio turnover rate(3)                                   183%          200%            281%          330%

(1)  The fund became effective and open for investment on April 30, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5)  Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

(7) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.53%, 2.28% and 2.28% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.59%, 2.29% and 2.28% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     58

FINANCIAL HIGHLIGHTS

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND -- CLASS B

                                           10/31/2006   10/31/2005   10/31/2004(6)   10/31/2003   10/31/2002(6)
                                           ----------   ----------   -------------   ----------   -------------
CLASS B - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 11.32        $ 9.46         $ 6.86         $ 7.59
Income from investment operations:
   Net investment income (loss)                           (0.01)        (0.08)         (0.04)         (0.03)
   Net realized and unrealized gain
      (loss) on investments                                0.46          1.99           2.64          (0.70)
                                                                       ------         ------         ------
Total from investment operations                           0.45          1.91           2.60          (0.73)
Less distributions:
   Dividends from net investment income                    0.00          0.00           0.00           0.00
   Distributions from capital gains                        0.00         (0.05)          0.00           0.00
   Returns of capital                                      0.00          0.00           0.00           0.00
                                                        -------        ------         ------         ------
Total distributions                                        0.00         (0.05)          0.00           0.00
                                                        -------        ------         ------         ------
Net asset value, end of period                          $ 11.77        $11.32         $ 9.46         $ 6.86
                                                        =======        ======         ======         ======
TOTAL RETURN(2)                                            3.98%        20.33%         37.90%         (9.62%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
   (in thousands)                                       $22,304        $8,968         $2,148         $  813
Ratio of expenses to average net
   assets before waivers and
   Reimbursements                                          2.66%         2.83%          3.08%          3.69%
Ratio of expenses to average net
   assets after waivers and
   reimbursements                                          2.35%(7)      2.35%(7)       2.35%          2.35%
Ratio of net investment income (loss)
   to average net assets                                  (0.09%)       (0.80%)        (1.04%)        (0.42%)
Portfolio turnover rate(3)                                  183%          200%           281%           330%

(1)  The fund became effective and open for investment on April 30, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5)  Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

(7) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.53%, 2.28% and 2.28% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.59%, 2.29% and 2.28% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     59

FINANCIAL HIGHLIGHTS

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND -- CLASS C

                                           10/31/2006   10/31/2005   10/31/2004(6)   10/31/2003   10/31/2002(6)
                                           ----------   ----------   -------------   ----------   -------------
CLASS C - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 11.32       $  9.46         $ 6.86         $ 7.59
Income from investment operations:
   Net investment income (loss)                           (0.01)        (0.08)         (0.04)         (0.03)
   Net realized and unrealized gain
      (loss) on investments                                0.46          1.99           2.64          (0.70)
                                                        -------       -------         ------         ------
Total from investment operations                           0.45          1.91           2.60          (0.73)
Less distributions:
   Dividends from net investment income                    0.00          0.00           0.00           0.00
   Distributions from capital gains                        0.00         (0.05)          0.00           0.00
   Returns of capital                                      0.00          0.00           0.00           0.00
                                                        -------       -------         ------         ------
Total distributions                                        0.00         (0.05)          0.00           0.00
                                                        -------       -------         ------         ------
Net asset value, end of period                          $ 11.77       $ 11.32         $ 9.46         $ 6.86
                                                        =======       =======         ======         ======
TOTAL RETURN(2)                                            3.98%        20.33%         37.90%         (9.62%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $29,486       $12,906         $2,285         $  826
Ratio of expenses to average net assets
   before waivers and reimbursements                       2.49%         2.63%          2.95%          3.55%
Ratio of expenses to average net assets
   after waivers and reimbursements                        2.35%(7)      2.35%(7)       2.35%          2.35%
Ratio of net investment income (loss) to
   average net assets                                     (0.07%)       (0.79%)        (1.01%)        (0.34%)
Portfolio turnover rate(3)                                  183%          200%           281%           330%

(1)  The fund became effective and open for investment on April 30, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5)  Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

(7) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.53%, 2.28% and 2.28% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.59%, 2.29% and 2.28% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     60

FINANCIAL HIGHLIGHTS

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND -- CLASS A

                                              10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002(3)
                                              ----------   ----------   ----------   ----------   -------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                       $  11.22     $  9.66       $  8.03        $  9.33
Income from Investment Operations:
   Net investment income (loss)                                0.05        0.03          0.02           0.03
   Net realized and unrealized gain
      (loss) on investments                                    1.86        1.54          1.61          (1.33)
                                                           --------     -------       -------        -------
Total from investment operations                               1.91        1.57          1.63          (1.30)
Less distributions:
   Dividends from net investment income                        0.00       (0.01)         0.00           0.00
   Distributions from capital gains                            0.00        0.00          0.00           0.00
   Returns of capital                                          0.00        0.00          0.00           0.00
                                                           --------     -------       -------        -------
Total distributions                                            0.00       (0.01)         0.00           0.00
                                                           --------     -------       -------        -------
Net asset value, end of period                             $  13.13     $ 11.22       $  9.66        $  8.03
                                                           ========     =======       =======        =======
TOTAL RETURN(1)                                               17.02%      16.20%        20.30%        (13.93%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                   $102,393     $87,348       $69,153        $66,775
Ratio of expenses to average net assets
   before waivers and reimbursements                           1.72%       1.83%         1.72%          1.82%
Ratio of expenses to average net assets
   after waivers and reimbursements                            1.57%(4)    1.65%(4)      1.65%          1.65%
Ratio of net investment income (loss) to
   average net assets                                          0.42%       0.33%         0.25%          0.34%
Portfolio turnover rate(2)                                      119%        143%          138%           175%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.52%, 2.30% and 2.30% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.60%, 2.30% and 2.30% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     61

FINANCIAL HIGHLIGHTS

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND -- CLASS B

                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002(3)
                                           ----------   ----------   ----------   ----------   -------------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 10.64      $  9.22       $  7.71       $  9.04
Income from Investment Operations:
   Net investment income (loss)                           (0.04)       (0.05)        (0.04)        (0.08)
   Net realized and unrealized gain
      (loss) on investments                                1.75         1.47          1.55         (1.25)
                                                        -------      -------       -------       -------
Total from investment operations                           1.71         1.42          1.51         (1.33)
Less distributions:
   Dividends from net investment income                    0.00         0.00          0.00          0.00
   Distributions from capital gains                        0.00         0.00          0.00          0.00
   Returns of capital                                      0.00         0.00          0.00          0.00
                                                        -------      -------       -------       -------
Total distributions                                        0.00         0.00          0.00          0.00
                                                        -------      -------       -------       -------
Net asset value, end of period                          $ 12.35      $ 10.64       $  9.22       $  7.71
                                                        =======      =======       =======       =======
TOTAL RETURN(1)                                           16.07%       15.40%        19.58%       (14.71%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $23,940      $23,301       $20,459       $18,668
Ratio of expenses to average net assets
   before waivers and reimbursements                       2.68%        2.77%         2.45%         2.50%
Ratio of expenses to average net assets
   after waivers and reimbursements                        2.35%(4)     2.35%(4)      2.35%         2.35%
Ratio of net investment income (loss) to
   average net assets                                     (0.36%)      (0.39%)       (0.46%)       (0.79%)
Portfolio turnover rate(2)                                  119%         143%          138%          175%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.52%, 2.30% and 2.30% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.60%, 2.30% and 2.30% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     62

FINANCIAL HIGHLIGHTS

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND -- CLASS C

                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002(3)
                                           ----------   ----------   ----------   ----------   -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 10.57      $  9.16       $  7.67       $  8.99
Income from Investment Operations:
   Net investment income (loss)                           (0.04)       (0.05)        (0.04)        (0.05)
   Net realized and unrealized gain
      (loss) on investments                                1.74         1.46          1.53         (1.27)
                                                        -------      -------       -------       -------
Total from investment operations                           1.70         1.41          1.49         (1.32)
Less distributions:
   Dividends from net investment income                    0.00         0.00          0.00          0.00
   Distributions from capital gains                        0.00         0.00          0.00          0.00
   Returns of capital                                      0.00         0.00          0.00          0.00
                                                        -------      -------       -------       -------
Total distributions                                        0.00         0.00          0.00          0.00
                                                        -------      -------       -------       -------
Net asset value, end of period                          $ 12.27      $ 10.57       $  9.16       $  7.67
                                                        =======      =======       =======       =======
TOTAL RETURN(1)                                           16.08%       15.39%        19.43%       (14.68%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $16,896      $15,749       $14,790       $13,438
Ratio of expenses to average net assets
   before waivers and reimbursements                       2.42%        2.48%         2.35%         2.40%
Ratio of expenses to average net assets
   after waivers and reimbursements                        2.35%(4)     2.35%(4)      2.35%         2.35%
Ratio of net investment income (loss) to
   average net assets                                     (0.37%)      (0.38%)       (0.45%)       (0.64%)
Portfolio turnover rate(2)                                  119%         143%          138%          175%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.52%, 2.30% and 2.30% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.60%, 2.30% and 2.30% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     63

FINANCIAL HIGHLIGHTS

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND -- CLASS A

                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003(6)   10/31/2002(6)
                                           ----------   ----------   ----------   -------------   -------------
CLASS A - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 13.44      $ 12.93        $  8.37          $ 8.82
Income from investment operations:
   Net investment income (loss)                            0.06         0.07           0.07            0.03
   Net realized and unrealized gain
      (loss) on investments                                2.25         1.31           4.51           (0.48)
                                                        -------      -------        -------          ------
Total from investment operations                           2.31         1.38           4.58           (0.45)
Less distributions:
   Dividends from net investment income                    0.00         0.00          (0.02)           0.00
   Distributions from capital gains                       (1.48)       (0.87)          0.00            0.00
   Returns of capital                                      0.00         0.00           0.00            0.00
                                                        -------      -------        -------          ------
Total distributions                                       (1.48)       (0.87)         (0.02)           0.00
                                                        -------      -------        -------          ------
Net asset value, end of period                          $ 14.27      $ 13.44        $ 12.93          $ 8.37
                                                        =======      =======        =======          ======
TOTAL RETURN(2)                                           18.90%       11.39%         54.76%          (5.10%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $34,896      $23,934        $12,320          $4,598
Ratio of expenses to average net assets
   before waivers and reimbursements                       1.82%        1.99%          2.36%           3.09%
Ratio of expenses to average net assets
   after waivers and reimbursements                        1.60%(7)     1.65%(7)       1.65%           1.65%
Ratio of net investment income
   (loss) to average net assets                            0.71%        0.90%          0.72%           0.44%
Portfolio turnover rate(3)                                  112%         119%           166%            194%

(1)  The fund became effective and open for investment on April 30, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5)  Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

(7) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.55%, 2.30% and 2.30% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.60%, 2.30% and 2.29% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     64

FINANCIAL HIGHLIGHTS

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND -- CLASS B

                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003(6)   10/31/2002(6)
                                           ----------   ----------   ----------   -------------   -------------
CLASS B - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $13.23       $12.82          $ 8.34          $ 8.81
Income from investment operations:
   Net investment income (loss)                           0.00         0.02            0.01           (0.02)
   Net realized and unrealized gain
      (loss) on investments                               2.16         1.26            4.47           (0.45)
                                                        ------       ------          ------          ------
Total from investment operations                          2.16         1.28            4.48           (0.47)
Less distributions:
   Dividends from net investment income                   0.00         0.00            0.00            0.00
   Distributions from capital gains                      (1.48)       (0.87)           0.00            0.00
   Returns of capital                                     0.00         0.00            0.00            0.00
                                                        ------       ------          ------          ------
Total distributions                                      (1.48)       (0.87)           0.00            0.00
                                                        ------       ------          ------          ------
Net asset value, end of period                          $13.91       $13.23          $12.82          $ 8.34
                                                        ======       ======          ======          ======
TOTAL RETURN(2)                                          17.96%       10.62%          53.72%          (5.34%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $6,101       $3,726          $2,237          $  926
Ratio of expenses to average net assets
   before waivers and  reimbursements                     2.78%        2.89%           3.09%           3.81%
Ratio of expenses to average net assets
   after waivers and reimbursements                       2.35%(7)     2.35%(7)        2.35%           2.35%
Ratio of net investment income (loss) to
   average net assets                                    (0.02%)       0.15%           0.03%          (0.26%)
Portfolio turnover rate(3)                                 112%         119%            166%            194%

(1)  The fund became effective and open for investment on April 30, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5)  Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

(7) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.55%, 2.30% and 2.30% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.60%, 2.30% and 2.29% for Classes A, B and C respectively.

(8)  Net Investment Income (Loss) is less than a penny a share.


THE HARTFORD MUTUAL FUNDS                                                     65

FINANCIAL HIGHLIGHTS

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND -- CLASS C

                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003(6)   10/31/2002(6)
                                           ----------   ----------   ----------   -------------   -------------
CLASS C - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 13.12      $ 12.72         $ 8.28          $ 8.78
Income from investment operations:
   Net investment income (loss)                           (0.01)        0.03           0.01           (0.03)
   Net realized and unrealized gain
      (loss) on investments                                2.15         1.24           4.43           (0.47)
                                                        -------      -------         ------          ------
Total from investment operations                           2.14         1.27           4.44           (0.50)
Less distributions:
   Dividends from net investment income                    0.00         0.00           0.00            0.00
   Distributions from capital gains                       (1.48)       (0.87)          0.00            0.00
   Returns of capital                                      0.00         0.00           0.00            0.00
                                                        -------      -------         ------          ------
Total distributions                                       (1.48)       (0.87)          0.00            0.00
                                                        -------      -------         ------          ------
Net asset value, end of period                          $ 13.78      $ 13.12         $12.72          $ 8.28
                                                        =======      =======         ======          ======
TOTAL RETURN(2)                                           17.96%       10.63%         53.62%          (5.70%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $12,614      $10,072         $3,004          $  859
Ratio of expenses to average net assets
   before waivers and reimbursements                       2.46%        2.60%          2.96%           3.53%
Ratio of expenses to average net assets
   after waivers and reimbursements                        2.35%(7)     2.35%(7)       2.35%           2.35%
Ratio of net investment income (loss)
   to average net assets                                  (0.06%)       0.27%         (0.03%)         (0.26%)
Portfolio turnover rate(3)                                  112%         119%           166%            194%

(1)  The fund became effective and open for investment on April 30, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5)  Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

(7) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.55%, 2.30% and 2.30% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.60%, 2.30% and 2.29% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     66

FINANCIAL HIGHLIGHTS

THE HARTFORD MIDCAP FUND -- CLASS A

                                           10/31/2006   10/31/2005      10/31/2004      10/31/2003    10/31/2002(3)
                                           ----------   ----------      ----------      ----------    -------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $    22.61      $    20.58      $    15.50      $  16.57
Income from Investment Operations:
   Net investment income (loss)                              (0.05)          (0.09)          (0.08)        (0.10)
   Net realized and unrealized gain
   (loss) on investments                                      4.24            2.12            5.16         (0.97)
                                                        ----------      ----------      ----------      --------
Total from investment operations                              4.19            2.03            5.08         (1.07)
Less distributions:
   Dividends from net investment income                       0.00            0.00            0.00          0.00
   Distributions from capital gains                          (0.48)           0.00            0.00          0.00
   Returns of capital                                         0.00            0.00            0.00          0.00
                                                        ----------      ----------      ----------      --------
Total distributions                                          (0.48)           0.00            0.00          0.00
                                                        ----------      ----------      ----------      --------
Net asset value, end of period                          $    26.32      $    22.61      $    20.58      $  15.50
                                                        ==========      ==========      ==========      ========
TOTAL RETURN(1)                                              18.85%           9.86%          32.77%        (6.46%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $1,677,327      $1,544,968      $1,413,021      $704,238
Ratio of expenses to average net assets
   before waivers and reimbursements                          1.30%           1.37%           1.50%         1.56%
Ratio of expenses to average net assets
   after waivers and reimbursements                           1.30%(4)        1.37%(4)        1.48%         1.45%
Ratio of net investment income (loss) to
   average net assets                                        (0.20%)         (0.41%)         (0.58%)       (0.65%)
Portfolio turnover rate(2)                                      74%             52%             70%          109%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.28%, 2.06% and 1.97% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.36%, 2.10% and 2.00% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     67

FINANCIAL HIGHLIGHTS

THE HARTFORD MIDCAP FUND -- CLASS B

                                           10/31/2006   10/31/2005    10/31/2004    10/31/2003   10/31/2002(3)
                                           ----------   ----------    ----------    ----------   -------------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  21.47      $  19.68      $  14.93       $  16.07
Income from Investment Operations:
   Net investment income (loss)                            (0.24)        (0.25)        (0.20)         (0.21)
   Net realized and unrealized gain
      (loss) on investments                                 4.02          2.04          4.95          (0.93)
                                                        --------      --------      --------       --------
Total from investment operations                            3.78          1.79          4.75          (1.14)
Less distributions:
   Dividends from net investment income                     0.00          0.00          0.00           0.00
   Distributions from capital gains                        (0.48)         0.00          0.00           0.00
   Returns of capital                                       0.00          0.00          0.00           0.00
                                                        --------      --------      --------       --------
Total distributions                                        (0.48)         0.00          0.00           0.00
                                                        --------      --------      --------       --------
Net asset value, end of period                          $  24.77      $  21.47      $  19.68       $  14.93
                                                        ========      ========      ========       ========
TOTAL RETURN(1)                                            17.92%         9.10%        31.82%         (7.09%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $464,175      $438,658      $424,959       $266,650
Ratio of expenses to average net assets
   before waivers and reimbursements                        2.08%         2.11%         2.23%          2.24%
Ratio of expenses to average net assets
   after waivers and reimbursements                         2.08%(4)      2.11%(4)      2.20%          2.15%
Ratio of net investment income (loss) to
   average net assets                                      (0.98%)       (1.15%)       (1.30%)        (1.35%)
Portfolio turnover rate(2)                                    74%           52%           70%           109%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.28%, 2.06% and 1.97% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.36%, 2.10% and 2.00% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     68

FINANCIAL HIGHLIGHTS

THE HARTFORD MIDCAP FUND -- CLASS C

                                           10/31/2006   10/31/2005    10/31/2004    10/31/2003   10/31/2002(3)
                                           ----------   ----------    ----------    ----------   -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  21.52      $  19.71      $  14.94       $  16.08
Income from Investment Operations:
   Net investment income (loss)                            (0.22)        (0.23)        (0.18)         (0.21)
   Net realized and unrealized gain
      (loss) on investments                                 4.04          2.04          4.95          (0.93)
                                                        --------      --------      --------       --------
Total from investment operations                            3.82          1.81          4.77          (1.14)
Less distributions:
   Dividends from net investment income                     0.00          0.00          0.00           0.00
   Distributions from capital gains                        (0.48)         0.00          0.00           0.00
   Returns of capital                                       0.00          0.00          0.00           0.00
                                                        --------      --------      --------       --------
Total distributions                                        (0.48)         0.00          0.00           0.00
                                                        --------      --------      --------       --------
Net asset value, end of period                          $  24.86      $  21.52      $  19.71       $  14.94
                                                        ========      ========      ========       ========
TOTAL RETURN(1)                                            18.07%         9.18%        31.93%         (7.09%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $499,502      $484,268      $477,891       $275,305
Ratio of expenses to average net assets
   before waivers and reimbursements                        1.99%         2.02%         2.10%          2.12%
Ratio of expenses to average net assets
   after waivers and reimbursements                         1.99%(4)      2.02%(4)      2.10%          2.12%
Ratio of net investment income (loss) to
   average net assets                                      (0.89%)       (1.06%)       (1.21%)        (1.31%)
Portfolio turnover rate(2)                                    74%           52%           70%           109%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.28%, 2.06% and 1.97% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.36%, 2.10% and 2.00% for Classes A, B and C respectively


THE HARTFORD MUTUAL FUNDS                                                     69

FINANCIAL HIGHLIGHTS

THE HARTFORD MIDCAP VALUE FUND -- CLASS A

                                                                                  10/31/2003   10/31/2002
                                           10/31/2006   10/31/2005   10/31/2004      (6)           (6)
                                           ----------   ----------   ----------   ----------   ----------
CLASS A - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  12.89     $  11.32     $   8.34      $  8.48
Income from investment operations:
   Net investment income (loss)                            (0.04)       (0.04)       (0.03)       (0.02)
   Net realized and unrealized gain
      (loss) on investments                                 1.41         1.61         3.01        (0.12)
                                                        --------     --------     --------      -------
Total from investment operations                            1.37         1.57         2.98        (0.14)
Less distributions:
   Dividends from net investment income                     0.00         0.00         0.00         0.00
   Distributions from capital gains                        (0.97)        0.00         0.00         0.00
   Returns of capital                                       0.00         0.00         0.00         0.00
                                                        --------     --------     --------      -------
Total distributions                                        (0.97)        0.00         0.00         0.00
                                                        --------     --------     --------      -------
Net asset value, end of period                          $  13.29     $  12.89     $  11.32      $  8.34
                                                        ========     ========     ========      =======
TOTAL RETURN(2)                                            11.31%       13.87%       35.73%       (1.65%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $280,662     $280,173     $155,614      $94,532
Ratio of expenses to average net assets
   before waivers and reimbursements                        1.49%        1.56%        1.60%        1.68%
Ratio of expenses to average net assets
   after waivers and reimbursements                         1.40%(7)     1.45%(7)     1.45%        1.45%
Ratio of net investment income (loss) to
   average net assets                                      (0.31%)      (0.34%)      (0.35%)      (0.23%)
Portfolio turnover rate(3)                                    49%          46%          56%          40%

(1)  The fund became effective and open for investment on April 30, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5)  Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

(7) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.38%, 2.13% and 2.13% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.43%, 2.13% and 2.13% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     70

FINANCIAL HIGHLIGHTS

THE HARTFORD MIDCAP VALUE FUND -- CLASS B

                                                                                  10/31/2003   10/31/2002
                                           10/31/2006   10/31/2005   10/31/2004       (6)          (6)
                                           ----------   ----------   ----------   ----------   ----------
CLASS B - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net  asset  value, beginning of period                  $ 12.59      $ 11.12      $  8.25       $  8.46
Income from investment operations:
   Net investment income (loss)                           (0.14)       (0.13)       (0.09)        (0.09)
   Net realized and unrealized gain
      (loss) on investments                                1.37         1.60         2.96         (0.12)
                                                        -------      -------      -------       -------
Total from investment operations                           1.23         1.47         2.87         (0.21)
Less distributions:
   Dividends from net investment income                    0.00         0.00         0.00          0.00
   Distributions from capital gains                       (0.97)        0.00         0.00          0.00
   Returns of capital                                      0.00         0.00         0.00          0.00
                                                        -------      -------      -------       -------
Total distributions                                       (0.97)        0.00         0.00          0.00
                                                        -------      -------      -------       -------
Net asset value, end of period                          $ 12.85      $ 12.59      $ 11.12       $  8.25
                                                        =======      =======      =======       =======
TOTAL RETURN(2)                                           10.40%       13.22%       34.79%        (2.48%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $59,350      $60,558      $42,407       $26,556
Ratio of expenses to average net assets
   before waivers and reimbursements                       2.33%        2.36%        2.33%         2.38%
Ratio of expenses to average net assets after
   waivers and reimbursements                              2.15%(7)     2.15%(7)     2.15%         2.15%
Ratio of net investment income (loss) to
   average net assets                                     (1.06%)      (1.04%)      (1.05%)       (0.95%)
Portfolio turnover rate(3)                                   49%          46%          56%           40%

(1)  The fund became effective and open for investment on April 30, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5)  Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

(7) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.38%, 2.13% and 2.13% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.43%, 2.13% and 2.13% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     71

FINANCIAL HIGHLIGHTS

THE HARTFORD MIDCAP VALUE FUND -- CLASS C

                                                                                  10/31/2003   10/31/2002
                                           10/31/2006   10/31/2005   10/31/2004       (6)          (6)
                                           ----------   ----------   ----------   ----------   ----------
CLASS C - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 12.59      $ 11.13       $  8.25      $  8.46
Income from investment operations:
   Net investment income (loss)                           (0.15)       (0.13)        (0.09)       (0.09)
   Net realized and unrealized gain
      (loss) on investments                                1.38         1.59          2.97        (0.12)
                                                        -------      -------       -------      -------
Total from investment operations                           1.23         1.46          2.88        (0.21)
Less distributions:
   Dividends from net investment income                    0.00         0.00          0.00         0.00
   Distributions from capital gains                       (0.97)        0.00          0.00         0.00
   Returns of capital                                      0.00         0.00          0.00         0.00
                                                        -------      -------       -------      -------
Total distributions                                       (0.97)        0.00          0.00         0.00
                                                        -------      -------       -------      -------
Net asset value, end of period                          $ 12.85      $ 12.59       $ 11.13      $  8.25
                                                        =======      =======       =======      =======
TOTAL RETURN(2)                                           10.40%       13.12%        34.91%       (2.48%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $61,194      $67,132       $49,566      $32,274
Ratio of expenses to average net assets
   before waivers and reimbursements                       2.19%        2.20%         2.20%        2.27%
Ratio of expenses to average net assets
   after waivers and reimbursements                        2.15%(7)     2.15%(7)      2.15%        2.15%
Ratio of net investment income (loss) to
   average net assets                                     (1.06%)      (1.04%)       (1.05%)      (0.96%)
Portfolio turnover rate(3)                                   49%          46%           56%          40%

(1)  The fund became effective and open for investment on April 30, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5)  Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

(7) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.38%, 2.13% and 2.13% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.43%, 2.13% and 2.13% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     72

FINANCIAL HIGHLIGHTS

THE HARTFORD MONEY MARKET FUND -- CLASS A

                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002(2)
                                           ----------   ----------   ----------   ----------   -------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $   1.00      $   1.00     $   1.00      $   1.00
Income from Investment Operations:
   Net investment income (loss)                             0.02         0.003        0.003         0.011
   Net realized and unrealized gain
      (loss) on investments                                 0.00          0.00         0.00          0.00
                                                        --------      --------     --------      --------
Total from investment operations                            0.02         0.003        0.003         0.011
Less distributions:
  Dividends from net investment income                     (0.02)       (0.003)      (0.003)       (0.011)
  Distributions from capital gains                          0.00          0.00         0.00          0.00
  Returns of capital                                        0.00          0.00         0.00          0.00
                                                        --------      --------     --------      --------
Total distributions                                        (0.02)       (0.003)      (0.003)       (0.011)
                                                        --------      --------     --------      --------
Net asset value, end of period                          $   1.00      $   1.00     $   1.00      $   1.00
                                                        ========      ========     ========      ========
TOTAL RETURN(1)                                             1.99%         0.28%        0.32%         1.09%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                          $182,308      $205,442     $246,199      $302,862
Ratio of expenses to average net assets
   before waivers and reimbursements                        1.22%         1.22%        1.28%         1.30%
Ratio of expenses to average net assets
   after waivers and reimbursements                         0.95%(3)      1.00%        1.00%         1.00%
Ratio of net investment income (loss) to
   average net assets                                       1.96%         0.27%        0.33%         1.06%
Portfolio turnover rate                                      N/A           N/A          N/A           N/A

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) Per share amounts have been calculated using average shares outstanding method

(3) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.95%, 1.70% and 1.70% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     73

FINANCIAL HIGHLIGHTS

THE HARTFORD MONEY MARKET FUND -- CLASS B

                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002(3)
                                           ----------   ----------   ----------   ----------   -------------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  1.00       $  1.00     $  1.00         $  1.00
Income from Investment Operations:
   Net investment income (loss)                            0.01          0.00        0.00           0.004
   Net realized and unrealized gain
      (loss) on investments                                0.00          0.00        0.00            0.00
                                                        -------       -------     -------         -------
Total from investment operations                           0.01          0.00        0.00           0.004
Less distributions:
   Dividends from net investment income                   (0.01)         0.00        0.00          (0.004)
   Distributions from capital gains                        0.00          0.00        0.00            0.00
   Returns of capital                                      0.00          0.00        0.00            0.00
                                                        -------       -------     -------         -------
Total distributions                                       (0.01)         0.00        0.00          (0.004)
                                                        -------       -------     -------         -------
Net asset value, end of period                          $  1.00       $  1.00     $  1.00         $  1.00
                                                        =======       =======     =======         =======
TOTAL RETURN(2)                                            1.23%         0.01%       0.00%           0.43%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                          $30,716       $45,836     $67,732         $99,048
Ratio of expenses to average net assets
   before waivers and reimbursements                       1.88%         1.82%       2.01%           1.96%
Ratio of expenses to average net assets
   after waivers and reimbursements                        1.70%(4)      1.25%       1.33%(1)        1.70%
Ratio of net investment income (loss) to
   average net assets                                      1.16%         0.01%       0.01%           0.37%
Portfolio turnover rate                                     N/A           N/A         N/A             N/A

(1)  Expense ratio includes a practical waiver of 12b-1 fees.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) Per share amounts have been calculated using average shares outstanding method

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.95%, 1.70% and 1.70% for Classes A, B and C respectively Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD MUTUAL FUNDS                                                     74

FINANCIAL HIGHLIGHTS

THE HARTFORD MONEY MARKET FUND -- CLASS C

                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002(2)
                                           ----------   ----------   ----------   ----------   -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  1.00        $  1.00    $  1.00         $  1.00
Income from Investment Operations:
   Net investment income (loss)                            0.01           0.00       0.00           0.004
   Net realized and unrealized gain
      (loss) on investments                                0.00           0.00       0.00            0.00
                                                        -------        -------    -------         -------
Total from investment operations                           0.01           0.00       0.00           0.004
Less distributions:
   Dividends from net investment income                   (0.01)          0.00       0.00          (0.004)
   Distributions from capital gains                        0.00           0.00       0.00            0.00
   Returns of capital                                      0.00           0.00       0.00            0.00
                                                        -------        -------    -------         -------
Total distributions                                       (0.01)          0.00       0.00          (0.004)
                                                        -------        -------    -------         -------
Net asset value, end of period                          $  1.00        $  1.00    $  1.00         $  1.00
                                                        =======        =======    =======         =======
TOTAL RETURN(1)                                            1.23%          0.01%      0.00%           0.42%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $18,790        $26,626    $29,955         $65,894
Ratio of expenses to average net assets
   before waivers and reimbursements                       1.80%          1.77%      1.89%           1.82%
Ratio of expenses to average net assets
   after waivers and reimbursements                        1.70%(4)       1.27%      1.36%(3)        1.70%
Ratio of net investment income (loss) to
   average net assets                                      1.19%          0.01%      0.01%           0.37%
Portfolio turnover rate                                     N/A            N/A        N/A             N/A

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) Per share amounts have been calculated using average shares outstanding method.

(3) Per share amounts have been calculated using average shares outstanding method

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.95%, 1.70% and 1.70% for Classes A, B and C respectively Per share amounts have been calculated using average shares outstanding method.Expense ratio includes a practical waiver of 12b-1 fees.


THE HARTFORD MUTUAL FUNDS                                                     75

FINANCIAL HIGHLIGHTS

THE HARTFORD SELECT MIDCAP GROWTH FUND -- CLASS A

                                                         01/01/05-
                                           10/31/2006   10/31/2005
                                           ----------   ----------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 10.06
Income from Investment Operations:
   Net investment income (loss)                           (0.06)
   Net realized and unrealized gain
      (loss) on investments                                0.14
                                                        -------
Total from investment operations                           0.08
Less distributions:
   Dividends from net investment income                    0.00
   Distributions from capital gains                        0.00
   Returns of capital                                      0.00
                                                        -------
Total distributions                                        0.00
                                                        -------
Net asset value, end of period                          $ 10.14
                                                        =======
TOTAL RETURN(1)(3)                                         0.80%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $14,995
Ratio of expenses to average net assets
   before waivers and reimbursements                       2.22%(4)
Ratio of expenses to average net assets
   after waivers and reimbursements                        1.50%(4)(5)
Ratio of net investment income (loss) to
   average net assets                                     (0.95%)(4)
Portfolio turnover rate(2)                                   97%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3)  Not annualized.

(4)  Annualized.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.49%, 2.24% and 2.24% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     76

FINANCIAL HIGHLIGHTS

THE HARTFORD SELECT MIDCAP GROWTH FUND -- CLASS B

                                                        01/01/2005-
                                           10/31/2006    10/31/2005
                                           ----------   -----------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.06
Income from Investment Operations:
   Net investment income (loss)                          (0.09)
   Net realized and unrealized gain
      (loss) on investments                               0.11
                                                        ------
Total from investment operations                          0.02
Less distributions:
   Dividends from net investment income                   0.00
   Distributions from capital gains                       0.00
   Returns of capital                                     0.00
                                                        ------
Total distributions                                       0.00
                                                        ------
Net asset value, end of period                          $10.08
                                                        ======
TOTAL RETURN(1)(3)                                        0.20%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $2,354
Ratio of expenses to average net assets
   before waivers and reimbursements                      3.35%(4)
Ratio of expenses to average net assets
   after waivers and reimbursements                       2.25%(4)(5)
Ratio of net investment income (loss) to
   average net assets                                    (1.70%)(4)
Portfolio turnover rate(2)                                  97%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3)  Not annualized.

(4)  Annualized.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.49%, 2.24% and 2.24% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     77

FINANCIAL HIGHLIGHTS

THE HARTFORD SELECT MIDCAP GROWTH FUND -- CLASS C

                                                        01/01/2005-
                                           10/31/2006    10/31/2005
                                           ----------   -----------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.06
Income from Investment Operations:
   Net investment income (loss)                          (0.09)
   Net realized and unrealized gain
      (loss) on investments                               0.11
                                                        ------
Total from investment operations                          0.02
Less distributions:
   Dividends from net investment income                   0.00
   Distributions from capital gains                       0.00
   Returns of capital                                     0.00
                                                        ------
Total distributions                                       0.00
                                                        ------
Net asset value, end of period                          $10.08
                                                        ======
TOTAL RETURN(1)(3)                                        0.20%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $1,741
Ratio of expenses to average net assets
   before waivers and reimbursements                      3.26%(4)
Ratio of expenses to average net assets
   after waivers and reimbursements                       2.25%(4)(5)
Ratio of net investment income (loss) to
   average net assets                                    (1.70%)(4)
Portfolio turnover rate(2)                                  97%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3)  Not annualized.

(4)  Annualized.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.49%, 2.24% and 2.24% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     78

FINANCIAL HIGHLIGHTS

THE HARTFORD SELECT MIDCAP VALUE FUND -- CLASS A

                                                        04/29/2005-
                                           10/31/2006    10/31/2005
                                           ----------   -----------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 10.00
Income from Investment Operations:
   Net investment income (loss)                            0.00(6)
   Net realized and unrealized gain
      (loss) on investments                                0.79
                                                        -------
Total from investment operations                           0.79
Less distributions:
   Dividends from net investment income                    0.00
   Distributions from capital gains                        0.00
   Returns of capital                                      0.00
                                                        -------
Total distributions                                        0.00
                                                        -------
Net asset value, end of period                          $ 10.79
                                                        =======
TOTAL RETURN(1)(3)                                         7.90%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $22,423
Ratio of expenses to average net assets
   before waivers and reimbursements                       1.67%(4)
Ratio of expenses to average net assets
   after waivers and reimbursements                        1.55%(4)(5)
Ratio of net investment income (loss) to
   average net assets                                     (0.08%)(4)
Portfolio turnover rate(2)                                   30%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3)  Not annualized.

(4)  Annualized.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.54%, 2.29% and 2.29% for Classes A, B and C respectively.

(6)  Net Investment Income (Loss) is less than a penny a share.


THE HARTFORD MUTUAL FUNDS                                                     79

FINANCIAL HIGHLIGHTS

THE HARTFORD SELECT MIDCAP VALUE FUND -- CLASS B

                                                        04/29/2005
                                           10/31/2006   10/31/2005
                                           ----------   ----------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.00
Income from Investment Operations:
   Net investment income (loss)                          (0.03)
   Net realized and unrealized gain
      (loss) on investments                               0.78
                                                        ------
Total from investment operations                          0.75
Less distributions:
   Dividends from net investment income                   0.00
   Distributions from capital gains                       0.00
   Returns of capital                                     0.00
                                                        ------
Total distributions                                       0.00
                                                        ------
Net asset value, end of period                          $10.75
                                                        ======
TOTAL RETURN(1)(3)                                        7.50%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $1,714
Ratio of expenses to average net assets
   before waivers and reimbursements                      2.64%(4)
Ratio of expenses to average net assets
   after waivers and reimbursements                       2.30%(4)(5)
Ratio of net investment income (loss) to
   average net assets                                    (0.92%)(4)
Portfolio turnover rate(2)                                  30%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3)  Not annualized.

(4)  Annualized.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.54%, 2.29% and 2.29% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     80

FINANCIAL HIGHLIGHTS

THE HARTFORD SELECT MIDCAP VALUE FUND -- CLASS C

                                                        04/29/2005-
                                           10/31/2006   10/31/2005
                                           ----------   -----------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.00
Income from Investment Operations:
   Net investment income (loss)                          (0.03)
   Net realized and unrealized gain
      (loss) on investments                               0.78
                                                        ------
Total from investment operations                          0.75
Less distributions:
   Dividends from net investment income                   0.00
   Distributions from capital gains                       0.00
   Returns of capital                                     0.00
                                                        ------
Total distributions                                       0.00
                                                        ------
Net asset value, end of period                          $10.75
                                                        ======
TOTAL RETURN(1)(3)                                        7.50%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $2,885
Ratio of expenses to average net assets
   before waivers and reimbursements                      2.53%(4)
Ratio of expenses to average net assets
   after waivers and reimbursements                       2.30%(4)(5)
Ratio of net investment income (loss) to
   average net assets                                    (0.96%)(4)
Portfolio turnover rate(2)                                  30%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3)  Not annualized.

(4)  Annualized.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.54%, 2.29% and 2.29% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     81

FINANCIAL HIGHLIGHTS

THE HARTFORD SELECT SMALLCAP GROWTH FUND -- CLASS A

                                                        09/30/2005-
                                           10/31/2006    10/31/2005
                                           ----------   -----------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.00
Income from Investment Operations:
   Net investment income (loss)                          (0.01)
   Net realized and unrealized gain
      (loss) on investments                              (0.41)
                                                        ------
Total from investment operations                         (0.42)
Less distributions:
   Dividends from net investment income                   0.00
   Distributions from capital gains                       0.00
   Returns of capital                                     0.00
                                                        ------
Total distributions                                       0.00
                                                        ------
Net asset value, end of period                          $ 9.58
                                                        ======
TOTAL RETURN(1)(3)                                       (4.20%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $5,217
Ratio of expenses to average net assets
   before waivers and reimbursements                      1.65%(4)
Ratio of expenses to average net assets
   after waivers and reimbursements                       1.65%(4)
Ratio of net investment income (loss) to
   average net assets                                    (0.76%)(4)
Portfolio turnover rate(2)                                   4%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3)  Not annualized.

(4)  Annualized.


THE HARTFORD MUTUAL FUNDS                                                     82

FINANCIAL HIGHLIGHTS

THE HARTFORD SELECT SMALLCAP GROWTH FUND -- CLASS B

                                                        09/30/2005-
                                           10/31/2006    10/31/2005
                                           ----------   -----------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.00
Income from Investment Operations:
   Net investment income (loss)                          (0.01)
   Net realized and unrealized gain
      (loss) on investments                              (0.42)
                                                        ------
Total from investment operations                         (0.43)
Less distributions:
   Dividends from net investment income                   0.00
   Distributions from capital gains                       0.00
   Returns of capital                                     0.00
                                                        ------
Total distributions                                       0.00
                                                        ------
Net asset value, end of period                          $ 9.57
                                                        ======
TOTAL RETURN(1)(3)                                       (4.30%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $  199
Ratio of expenses to average net assets
   before waivers and reimbursements                      2.40%(4)
Ratio of expenses to average net assets
   after waivers and reimbursements                       2.40%(4)
Ratio of net investment income (loss) to
   average net assets                                    (1.51%)(4)
Portfolio turnover rate(2)                                   4%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3)  Not annualized.

(4)  Annualized.


THE HARTFORD MUTUAL FUNDS                                                     83

FINANCIAL HIGHLIGHTS

THE HARTFORD SELECT SMALLCAP GROWTH FUND -- CLASS C

                                                        09/30/2005-
                                           10/31/2006   10/31/2005
                                           ----------   -----------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.00
Income from Investment Operations:
   Net investment income (loss)                          (0.01)
   Net realized and unrealized gain
      (loss) on investments                              (0.42)
                                                        ------
Total from investment operations                         (0.43)
Less distributions:
   Dividends from net investment income                   0.00
   Distributions from capital gains                       0.00
   Returns of capital                                     0.00
                                                        ------
Total distributions                                       0.00
                                                        ------
Net asset value, end of period                          $ 9.57
                                                        ======
TOTAL RETURN(1)(3)                                       (4.30%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $  204
Ratio of expenses to average net assets
   before waivers and reimbursements                      2.39%(4)
Ratio of expenses to average net assets
   after waivers and reimbursements                       2.39%(4)
Ratio of net investment income (loss) to
   average net assets                                    (1.52%)(4)
Portfolio turnover rate(2)                                   4%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3)  Not annualized.

(4)  Annualized


THE HARTFORD MUTUAL FUNDS                                                     84

FINANCIAL HIGHLIGHTS

THE HARTFORD SHORT DURATION FUND -- CLASS A

                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002(1)
                                           ----------   ----------   ----------   ----------   -------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 10.08       $ 10.14     $ 10.00         $10.00
Income from investment operations:
   Net investment income (loss)                            0.33          0.30        0.30           0.00
   Net realized and unrealized gain
      (loss) on investments                               (0.24)        (0.06)       0.14           0.00
                                                        -------       -------     -------         ------
Total from investment operations                           0.09          0.24        0.44           0.00
Less distributions:
   Dividends from net investment income                   (0.32)        (0.30)      (0.30)          0.00
   Distributions from capital gains                        0.00          0.00        0.00           0.00
   Returns of capital                                      0.00          0.00        0.00           0.00
                                                        -------       -------     -------         ------
Total distributions                                       (0.32)        (0.30)      (0.30)          0.00
                                                        -------       -------     -------         ------
Net asset value, end of period                          $  9.85       $ 10.08     $ 10.14         $10.00
                                                        =======       =======     =======         ======
TOTAL RETURN(2)                                            0.92%         2.40%       4.48%             0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $29,212       $39,148     $32,753         $8,000
Ratio of expenses to average net assets
   before waivers and reimbursements                       1.05%         1.06%       1.34%(4)         --
Ratio of expenses to average net assets
   after waivers and reimbursements                        0.90%(5)      0.95%       0.95%(4)         --
Ratio of net investment income (loss) to
   average net assets                                      3.23%         2.95%       3.14%(4)         --
Portfolio turnover rate(3)                                  123%          108%        113%            --

(1)  The fund became open for investment on 10/31/2002.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.90%, 1.65% and 1.65% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     85

FINANCIAL HIGHLIGHTS

THE HARTFORD SHORT DURATION FUND -- CLASS B

                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002(1)
                                           ----------   ----------   ----------   ----------   -------------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.08        $ 10.14     $ 10.00         $10.00
Income from investment operations:
   Net investment income (loss)                           0.25           0.23        0.23           0.00
   Net realized and unrealized gain
      (loss) on investments                              (0.23)         (0.06)       0.14           0.00
                                                        ------        -------     -------         ------
Total from investment operations                          0.02           0.17        0.37           0.00
Less distributions:
   Dividends from net investment income                  (0.25)         (0.23)      (0.23)          0.00
   Distributions from capital gains                       0.00           0.00        0.00           0.00
   Returns of capital                                     0.00           0.00        0.00           0.00
                                                        ------        -------     -------         ------
Total distributions                                      (0.25)         (0.23)      (0.23)          0.00
                                                        ------        -------     -------         ------
Net asset value, end of period                          $ 9.85        $ 10.08     $ 10.14         $10.00
                                                        ======        =======     =======         ======
TOTAL RETURN(2)                                           0.17%          1.68%       3.77%             0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $8,814        $12,267     $10,206         $1,000
Ratio of expenses to average net assets
   before waivers and reimbursements                      1.89%          1.84%       2.09%(4)         --
Ratio of expenses to average net assets
   after waivers and reimbursements                       1.65%(5)       1.65%       1.65%(4)         --
Ratio of net investment income (loss) to
   average net assets                                     2.47%          2.26%       2.46%(4)         --
Portfolio turnover rate(3)                                 123%           108%        113%            --

(1)  The fund became open for investment on 10/31/2002.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.90%, 1.65% and 1.65% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     86

FINANCIAL HIGHLIGHTS

THE HARTFORD SHORT DURATION FUND -- CLASS C

                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002(1)
                                           ----------   ----------   ----------   ----------   -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 10.08       $ 10.14     $ 10.00         $10.00
Income from investment operations:
   Net investment income (loss)                            0.25          0.23        0.23           0.00
   Net realized and unrealized gain
      (loss) on investments                               (0.23)        (0.06)       0.14           0.00
                                                        -------       -------     -------         ------
Total from investment operations                           0.02          0.17        0.37           0.00
Less distributions:
   Dividends from net investment income                   (0.25)        (0.23)      (0.23)          0.00
   Distributions from capital gains                        0.00          0.00        0.00           0.00
   Returns of capital                                      0.00          0.00        0.00           0.00
                                                        -------       -------     -------         ------
Total distributions                                       (0.25)        (0.23)      (0.23)          0.00
                                                        -------       -------     -------         ------
Net asset value, end of period                          $  9.85       $ 10.08     $ 10.14         $10.00
                                                        =======       =======     =======         ======
TOTAL RETURN(2)                                            0.17%         1.68%       3.77%             0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $22,973       $34,949     $30,660         $1,000
Ratio of expenses to average net assets
   before waivers and reimbursements                       1.78%         1.76%       1.96%(4)         --
Ratio of expenses to average net assets
   after waivers and reimbursements                        1.65%(5)      1.65%       1.65%(4)         --
Ratio of net investment income (loss) to
   average net assets                                      2.47%         2.26%       2.44%(4)         --
Portfolio turnover rate(3)                                  123%          108%        113%            --

(1)  The fund became open for investment on 10/31/2002.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.90%, 1.65% and 1.65% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     87

FINANCIAL HIGHLIGHTS

THE HARTFORD SMALL COMPANY FUND -- CLASS A

                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002(3)
                                           ----------   ----------   ----------   ----------   -------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  15.09     $  14.28     $   9.93        $ 12.00
Income from Investment Operations:
   Net investment income (loss)                            (0.16)       (0.18)       (0.13)         (0.12)
   Net realized and unrealized gain
      (loss) on investments                                 3.52         0.99         4.48          (1.95)
                                                        --------     --------     --------        -------
Total from investment operations                            3.36         0.81         4.35          (2.07)
Less distributions:
   Dividends from net investment income                     0.00         0.00         0.00           0.00
   Distributions from capital gains                         0.00         0.00         0.00           0.00
   Returns of capital                                       0.00         0.00         0.00           0.00
                                                        --------     --------     --------        -------
Total distributions                                         0.00         0.00         0.00           0.00
                                                        --------     --------     --------        -------
Net asset value, end of period                          $  18.45     $  15.09     $  14.28        $  9.93
                                                        ========     ========     ========        =======
TOTAL RETURN(1)                                            22.27%        5.67%       43.81%        (17.25%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $159,577     $156,278     $141,327        $96,302
Ratio of expenses to average net assets
   before waivers and reimbursements                        1.57%        1.62%        1.63%          1.64%
Ratio of expenses to average net assets
   after waivers and reimbursements                         1.40%(4)     1.45%(4)     1.45%          1.45%
Ratio of net investment income (loss) to
   average net assets                                      (0.88%)      (1.15%)      (1.19%)        (0.97%)
Portfolio turnover rate(2)                                   104%         142%         179%           226%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.35%, 2.10% and 2.10% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.40%, 2.10% and 2.10% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     88

FINANCIAL HIGHLIGHTS

THE HARTFORD SMALL COMPANY FUND -- CLASS B

                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002(3)
                                           ----------   ----------   ----------   ----------   -------------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 14.17      $ 13.51       $  9.46        $ 11.52
Income from Investment Operations:
   Net investment income (loss)                           (0.29)       (0.27)        (0.20)         (0.20)
   Net realized and unrealized gain
      (loss) on investments                                3.32         0.93          4.25          (1.86)
                                                        -------      -------       -------        -------
Total from investment operations                           3.03         0.66          4.05          (2.06)
Less distributions:
   Dividends from net investment income                    0.00         0.00          0.00           0.00
   Distributions from capital gains                        0.00         0.00          0.00           0.00
   Returns of capital                                      0.00         0.00          0.00           0.00
                                                        -------      -------       -------        -------
Total distributions                                        0.00         0.00          0.00           0.00
                                                        -------      -------       -------        -------
Net asset value, end of period                          $ 17.20      $ 14.17       $ 13.51        $  9.46
                                                        =======      =======       =======        =======
TOTAL RETURN(1)                                           21.38%        4.88%        42.81%        (17.88%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                          $56,664      $58,438       $58,286        $41,439
Ratio of expenses to average net assets
   before waivers and reimbursements                       2.39%        2.40%         2.36%          2.31%
Ratio of expenses to average net assets
   after waivers and reimbursements                        2.15%(4)     2.15%(4)      2.15%          2.15%
Ratio of net investment income  (loss)
   to average net assets                                  (1.63%)      (1.85%)       (1.89%)        (1.67%)
Portfolio turnover rate(2)                                  104%         142%          179%           226%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.35%, 2.10% and 2.10% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.40%, 2.10% and 2.10% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     89

FINANCIAL HIGHLIGHTS

THE HARTFORD SMALL COMPANY FUND -- CLASS C

                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002(3)
                                           ----------   ----------   ----------   ----------   -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 14.19      $ 13.52       $  9.47        $ 11.53
Income from Investment Operations:
   Net investment income (loss)                           (0.29)       (0.28)        (0.20)         (0.20)
   Net realized and unrealized gain
      (loss) on investments                                3.32         0.95          4.25          (1.86)
                                                        -------      -------       -------        -------
Total from investment operations                           3.03         0.67          4.05          (2.06)
Less distributions:
   Dividends from net investment income                    0.00         0.00          0.00           0.00
   Distributions from capital gains                        0.00         0.00          0.00           0.00
   Returns of capital                                      0.00         0.00          0.00           0.00
                                                        -------      -------       -------        -------
Total distributions                                        0.00         0.00          0.00           0.00
                                                        -------      -------       -------        -------
Net asset value, end of period                          $ 17.22      $ 14.19       $ 13.52        $  9.47
                                                        =======      =======       =======        =======
TOTAL RETURN(1)                                           21.35%        4.96%        42.77%        (17.87%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $44,564      $49,327       $52,010        $38,938
Ratio of expenses to average net assets
   before waivers and reimbursements                       2.30%        2.30%         2.23%          2.20%
Ratio of expenses to average net assets
   after waivers and reimbursements                        2.15%(4)     2.15%(4)      2.15%          2.15%
Ratio of net investment income (loss)
   to average net assets                                  (1.63%)      (1.85%)       (1.88%)        (1.65%)
Portfolio turnover rate(2)                                  104%         142%          179%           226%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.35%, 2.10% and 2.10% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.40%, 2.10% and 2.10% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     90

FINANCIAL HIGHLIGHTS

THE HARTFORD SMALLCAP GROWTH FUND -- CLASS A

                                                                                               2/19/2002-
                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002
                                           ----------   ----------   ----------   ----------   ----------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 24.60      $ 22.91       $ 15.57     $ 20.21
Income from Investment Operations:
   Net investment income (loss)                           (0.15)       (0.15)        (0.09)      (0.06)
   Net realized and unrealized gain
      (loss) on investments                                3.85         1.84          7.43       (4.58)
                                                        -------      -------       -------     -------
Total from investment operations                           3.70         1.69          7.34       (4.64)
Less distributions:
   Dividends from net investment income                    0.00         0.00          0.00        0.00
   Distributions from capital gains                        0.00         0.00          0.00        0.00
   Returns of capital                                      0.00         0.00          0.00        0.00
                                                        -------      -------       -------     -------
Total distributions                                        0.00         0.00          0.00        0.00
                                                        -------      -------       -------     -------
Net asset value, end of period                          $ 28.30      $ 24.60       $ 22.91     $ 15.57
                                                        =======      =======       =======     =======
TOTAL RETURN(3)                                           15.04%        7.38%        47.14%     (22.97%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $66,403      $42,962       $17,544     $ 3,457
Ratio of expenses to average net assets
   before waivers and reimbursements                       1.62%        1.77%         1.61%       1.82% (2)
Ratio of expenses to average net assets
   after waivers and reimbursements                        1.40%(5)     1.45%(5)      1.45%       1.45% (2)
Ratio of net investment income (loss) to
   average net assets                                     (0.65%)      (0.81%)       (0.83%)     (0.93%)(2)
Portfolio turnover rate(4)                                   81%         102%          122%         93%

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.38%, 2.13% and 2.13% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.44%, 2.14% and 2.14% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     91

FINANCIAL HIGHLIGHTS

THE HARTFORD SMALLCAP GROWTH FUND -- CLASS B

                                                                                                2/19/2002-
                                           10/31/2006    10/31/2005   10/31/2004   10/31/2003   10/31/2002
                                           ----------    ----------   ----------   ----------   ----------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $ 22.39      $ 20.99        $14.36     $ 18.73
Income from Investment Operations:
   Net investment income (loss)                            (0.32)       (0.28)        (0.15)      (0.08)
   Net realized and unrealized gain
      (loss) on investments                                 3.50         1.68          6.78       (4.29)
                                                         -------      -------        ------     -------
Total from investment operations                            3.18         1.40          6.63       (4.37)
Less distributions:
   Dividends from net investment income                     0.00         0.00          0.00        0.00
   Distributions from capital gains                         0.00         0.00          0.00        0.00
   Returns of capital                                       0.00         0.00          0.00        0.00
                                                         -------      -------        ------     -------
Total distributions                                         0.00         0.00          0.00        0.00
                                                         -------      -------        ------     -------
Net asset value, end of period                           $ 25.57      $ 22.39        $20.99     $ 14.36
                                                         =======      =======        ======     =======
TOTAL RETURN(3)                                            14.20%        6.67%        46.17%     (23.31%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $16,230      $11,930        $6,571     $ 1,756
Ratio of expenses to average net assets
   before waivers and reimbursements                        2.51%        2.59%         2.31%       2.52%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements                         2.15%(5)     2.15%(5)      2.15%       2.15%(2)
Ratio of net investment income (loss) to
   average net assets                                      (1.40%)      (1.51%)       (1.53%)     (1.60%)(2)
Portfolio turnover rate(4)                                    81%         102%          122%         93%

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.38%, 2.13% and 2.13% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.44%, 2.14% and 2.14% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     92

FINANCIAL HIGHLIGHTS

THE HARTFORD SMALLCAP GROWTH FUND -- CLASS C

                                                                                               2/19/2002-
                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002
                                           ----------   ----------   ----------   ----------   ----------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 22.39      $ 20.99       $14.35      $ 18.73
Income from Investment Operations:
   Net investment income (loss)                           (0.28)       (0.27)       (0.16)       (0.09)
   Net realized and unrealized gain
      (loss) on investments                                3.45         1.67         6.80        (4.29)
                                                        -------      -------       ------      -------
Total from investment operations                           3.17         1.40         6.64        (4.38)
Less distributions:
   Dividends from net investment income                    0.00         0.00         0.00         0.00
   Distributions from capital gains                        0.00         0.00         0.00         0.00
   Returns of capital                                      0.00         0.00         0.00         0.00
                                                        -------      -------       ------      -------
Total distributions                                        0.00         0.00         0.00         0.00
                                                        -------      -------       ------      -------
Net asset value, end of period                          $ 25.56      $ 22.39       $20.99      $ 14.35
                                                        =======      =======       ======      =======
TOTAL RETURN(3)                                           14.16%        6.67%       46.27%      (23.37%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $15,668      $10,140       $5,076      $ 1,432
Ratio of expenses to average net assets
   before waivers and reimbursements                       2.33%        2.38%        2.22%        2.38% (2)
Ratio of expenses to average net assets
   after waivers and reimbursements                        2.15%(5)     2.15%(5)     2.15%        2.15% (2)
Ratio of net investment income (loss) to
   average net assets                                     (1.40%)      (1.51%)      (1.53%)      (1.60%)(2)
Portfolio turnover rate(4)                                   81%         102%         122%          93%

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.38%, 2.13% and 2.13% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.44%, 2.14% and 2.14% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     93

FINANCIAL HIGHLIGHTS

THE HARTFORD STOCK FUND -- CLASS A

                                           10/31/2006   10/31/2005    10/31/2004    10/31/2003   10/31/2002(3)
                                           ----------   ----------    ----------    ----------   -------------
CLASS A -- PERIOD ENDED:
   PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  16.76      $  16.21       $  13.73      $  16.89
Income from Investment Operations:
   Net investment income (loss)                             0.16          0.03           0.04          0.00(5)
   Net realized and unrealized gain
      (loss) on investments                                 1.57          0.52           2.44         (3.16)
                                                        --------      --------       --------      --------
Total from investment operations                            1.73          0.55           2.48         (3.16)
Less distributions:
   Dividends from net investment income                    (0.10)         0.00           0.00          0.00
   Distributions from capital gains                         0.00          0.00           0.00          0.00
   Returns of capital                                       0.00          0.00           0.00          0.00
                                                        --------      --------       --------      --------
Total distributions                                        (0.10)         0.00           0.00          0.00
                                                        --------      --------       --------      --------
Net asset value, end of period                          $  18.39      $  16.76       $  16.21      $  13.73
                                                        ========      ========       ========      ========
TOTAL RETURN(1)                                            10.36%         3.39%         18.06%       (18.71%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $727,492      $952,606       $976,663      $880,371
Ratio of expenses to average net assets
   before waivers and reimbursements                        1.42%         1.42%          1.47%         1.47%
Ratio of expenses to average net assets
   after waivers and reimbursements                         1.33%(4)      1.42%(4)       1.45%         1.42%
Ratio of net investment income (loss) to
   average net assets                                       0.89%         0.18%          0.26%        (0.01%)
Portfolio turnover rate(2)                                    62%           29%            37%           48%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.31%, 2.21% and 2.07% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.42%, 2.18% and 2.03% for Classes A, B and C respectively.

(5)  Net Investment Income (Loss) is less than a penny a share.


THE HARTFORD MUTUAL FUNDS                                                     94

FINANCIAL HIGHLIGHTS

THE HARTFORD STOCK FUND -- CLASS B

                                           10/31/2006   10/31/2005    10/31/2004    10/31/2003   10/31/2002(3)
                                           ----------   ----------    ----------    ----------   -------------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  15.76      $  15.35      $  13.10       $  16.24
Income from Investment Operations:
   Net investment income (loss)                             0.00(5)      (0.10)        (0.07)         (0.12)
   Net realized and unrealized gain
      (loss) on investments                                 1.47          0.51          2.32          (3.02)
                                                        --------      --------      --------       --------
Total from investment operations                            1.47          0.41          2.25          (3.14)
Less distributions:
   Dividends from net investment income                     0.00          0.00          0.00           0.00
   Distributions from capital gains                         0.00          0.00          0.00           0.00
   Returns of capital                                       0.00          0.00          0.00           0.00
                                                        --------      --------      --------       --------
Total distributions                                         0.00          0.00          0.00           0.00
                                                        --------      --------      --------       --------
Net asset value, end of period                          $  17.23      $  15.76      $  15.35       $  13.10
                                                        ========      ========      ========       ========
TOTAL RETURN(1)                                             9.33%         2.67%        17.18%        (19.34%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
   (in thousands)                                       $278,445      $343,148      $376,437       $351,382
Ratio of expenses to average net assets
   before waivers and reimbursements                        2.23%         2.18%         2.20%          2.15%
Ratio of expenses to average net assets
   after waivers and reimbursements                         2.23%(4)      2.18%(4)      2.18%          2.15%
Ratio of net investment income (loss) to
   average net assets                                      (0.02%)       (0.59%)       (0.47%)        (0.74%)
Portfolio turnover rate(2)                                    62%           29%           37%            48%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.31%, 2.21% and 2.07% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.42%, 2.18% and 2.03% for Classes A, B and C respectively.

(5)  Net Investment Income (Loss) is less than a penny a share.


THE HARTFORD MUTUAL FUNDS                                                     95

FINANCIAL HIGHLIGHTS

THE HARTFORD STOCK FUND -- CLASS C

                                           10/31/2006   10/31/2005    10/31/2004    10/31/2003   10/31/2002(3)
                                           ----------   ----------    ----------    ----------   -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  15.84      $  15.41      $  13.13       $  16.23
Income from Investment Operations:
   Net investment income (loss)                             0.04         (0.08)        (0.05)         (0.08)
   Net realized and unrealized gain
      (loss) on investments                                 1.47          0.51          2.33          (3.02)
                                                        --------      --------      --------       --------
Total from investment operations                            1.51          0.43          2.28          (3.10)
Less distributions:
   Dividends from net investment income                     0.00          0.00          0.00           0.00
   Distributions from capital gains                         0.00          0.00          0.00           0.00
   Returns of capital                                       0.00          0.00          0.00           0.00
                                                        --------      --------      --------       --------
Total distributions                                         0.00          0.00          0.00           0.00
                                                        --------      --------      --------       --------
Net asset value, end of period                          $  17.35      $  15.84      $  15.41       $  13.13
                                                        ========      ========      ========       ========
TOTAL RETURN(1)                                             9.53%         2.79%        17.36%        (19.10%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $182,587      $256,271      $311,874       $313,173
Ratio of expenses to average net assets
   before waivers and reimbursements                        2.09%         2.03%         2.07%          2.03%
Ratio of expenses to average net assets
   after waivers and reimbursements                         2.09%(4)      2.03%(4)      2.07%          2.03%
Ratio of net investment income (loss) to
   average net assets                                       0.17%        (0.44%)       (0.36%)        (0.62%)
Portfolio turnover rate(2)                                    62%           29%           37%            48%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.31%, 2.21% and 2.07% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.42%, 2.18% and 2.03% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                     96

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE CALIFORNIA FUND -- CLASS A

                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002(1)
                                           ----------   ----------   ----------   ----------   -------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 10.32       $  9.93     $ 10.00         $10.00
Income from investment operations:
   Net investment income (loss)                            0.38          0.38        0.37           0.00
   Net realized and unrealized gain
      (loss) on investments                                0.00          0.41       (0.07)          0.00
                                                        -------       -------     -------         ------
Total from investment operations                           0.38          0.79        0.30           0.00
Less distributions:
   Dividends from net investment income                   (0.38)        (0.40)      (0.37)          0.00
   Distributions from capital gains                        0.00          0.00        0.00           0.00
   Returns of capital                                      0.00          0.00        0.00           0.00
                                                        -------       -------     -------         ------
Total distributions                                       (0.38)        (0.40)      (0.37)          0.00
                                                        -------       -------     -------         ------
Net asset value, end of period                          $ 10.32       $ 10.32     $  9.93         $10.00
                                                        =======       =======     =======         ======
TOTAL RETURN(2)                                            3.69%         8.15%       3.06%(6)          0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $15,601       $14,846     $10,799         $8,000
Ratio of expenses to average net assets
   before waivers and reimbursements                       1.02%         1.03%       1.57%(4)         --
Ratio of expenses to average net assets
   after waivers and reimbursements                        0.90%(5)      0.95%       0.95%(4)         --
Ratio of net investment income (loss) to
   average net assets                                      3.64%         3.85%       3.73%(4)         --
Portfolio turnover rate(3)                                   31%           41%         64%            --

(1)  The fund became open for investment on 10/31/2002.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.89%, 1.64% and 1.64% for Classes A, B and C respectively.

(6)  Not annualized.


THE HARTFORD MUTUAL FUNDS                                                     97

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE CALIFORNIA FUND -- CLASS B

                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002(1)
                                           ----------   ----------   ----------   ----------   -------------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.31         $ 9.92     $10.00          $10.00
Income from investment operations:
   Net investment income (loss)                           0.29           0.34       0.30            0.00
   Net realized and unrealized gain
      (loss) on investments                               0.01           0.38      (0.08)           0.00
                                                        ------         ------     ------          ------
Total from investment operations                          0.30           0.72       0.22            0.00
Less distributions:
   Dividends from net investment income                  (0.30)         (0.33)     (0.30)           0.00
   Distributions from capital gains                       0.00           0.00       0.00            0.00
   Returns of capital                                     0.00           0.00       0.00            0.00
                                                        ------         ------     ------          ------
Total distributions                                      (0.30)         (0.33)     (0.30)           0.00
                                                        ------         ------     ------          ------
Net asset value, end of period                          $10.31         $10.31     $ 9.92          $10.00
                                                        ======         ======     ======          ======
TOTAL RETURN(2)                                           2.92%          7.40%      2.23%(6)           0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $1,305         $1,017     $1,827          $1,000
Ratio of expenses to average net assets
   before waivers and reimbursements                      1.80%          1.84%      2.32%(4)          --
Ratio of expenses to average net assets
   after waivers and reimbursements                       1.65%(5)       1.65%      1.65%(4)          --
Ratio of net investment income (loss) to
   average net assets                                     2.90%          3.12%      3.07%(4)          --
Portfolio turnover rate(3)                                  31%            41%        64%             --

(1)  The fund became open for investment on 10/31/2002.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.89%, 1.64% and 1.64% for Classes A, B and C respectively.

(6)  Not annualized.


THE HARTFORD MUTUAL FUNDS                                                     98

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE CALIFORNIA FUND -- CLASS C

                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002(1)
                                           ----------   ----------   ----------   ----------   -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.33         $ 9.93     $10.00          $10.00
Income from investment operations:
   Net investment income (loss)                           0.29           0.32       0.30            0.00
   Net realized and unrealized gain
      (loss) on investments                               0.01           0.41      (0.07)           0.00
                                                        ------         ------     ------          ------
Total from investment operations                          0.30           0.73       0.23            0.00
Less distributions:
   Dividends from net investment income                  (0.30)         (0.33)     (0.30)           0.00
   Distributions from capital gains                       0.00           0.00       0.00            0.00
   Returns of capital                                     0.00           0.00       0.00            0.00
                                                        ------         ------     ------          ------
Total distributions                                      (0.30)         (0.33)     (0.30)           0.00
                                                        ------         ------     ------          ------
Net asset value, end of period                          $10.33         $10.33     $ 9.93          $10.00
                                                        ======         ======     ======          ======
TOTAL RETURN(2)                                           2.91%          7.49%      2.34%(6)           0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $1,937         $1,448     $1,230          $1,000
Ratio of expenses to average net assets
   before waivers and reimbursements                      1.80%          1.85%      2.18%(4)          --
Ratio of expenses to average net assets
   after waivers and reimbursements                       1.65%(5)       1.65%      1.65%(4)          --
Ratio of net investment income (loss) to
   average net assets                                     2.90%          3.06%      3.02%(4)          --
Portfolio turnover rate(3)                                  31%            41%        64%             --

(1)  The fund became open for investment on 10/31/2002.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.89%, 1.64% and 1.64% for Classes A, B and C respectively.

(6)  Not annualized.


THE HARTFORD MUTUAL FUNDS                                                     99

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE MINNESOTA FUND -- CLASS A

                                                                                                     2/19/2002-
                                           10/31/2006   10/31/2005(5)   10/31/2004   10/31/2003(5)   10/31/2002
                                           ----------   -------------   ----------   -------------   ----------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $10.44          $10.46        $10.46       $10.29
Income from Investment Operations:
   Net investment income (loss)                             0.39            0.41          0.38         0.26
   Net realized and unrealized  gain
   (loss) on investments                                   (0.22)           0.24          0.05         0.16
                                                          ------          ------        ------       ------
Total from investment operations                            0.17            0.65          0.43         0.42
Less distributions:
   Dividends from net investment income                    (0.39)          (0.40)        (0.38)       (0.25)
   Distributions from capital gains                         0.00           (0.27)        (0.05)        0.00
   Returns of capital                                       0.00            0.00          0.00         0.00
                                                          ------          ------        ------       ------
Total distributions                                        (0.39)          (0.67)        (0.43)       (0.25)
                                                          ------          ------        ------       ------
Net asset value, end of period                            $10.22          $10.44        $10.46       $10.46
                                                          ======          ======        ======       ======
TOTAL RETURN(3)                                             1.66%           6.37%         4.23%        4.16%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $5,547          $4,286        $3,242       $2,073
Ratio of expenses to average net assets
   before waivers and reimbursements                        1.26%           1.27%         1.50%        1.37%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements                         0.85%(6)        0.98%         1.15%        1.15%(2)
Ratio of net investment income (loss) to
   average net assets                                       3.76%           3.87%         3.58%        3.57%(2)
Portfolio turnover rate(4)                                    10%             13%           17%          36%

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) Per share amounts have been calculated using average shares outstanding method.

(6) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.84%, 1.59% and 1.59% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                    100

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE MINNESOTA FUND -- CLASS B

                                                                                                     2/19/2002-
                                           10/31/2006   10/31/2005(5)   10/31/2004   10/31/2003(5)   10/31/2002
                                           ----------   -------------   ----------   -------------   ----------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $10.45          $10.46        $10.47       $10.27
Income from Investment Operations:
   Net investment income (loss)                             0.31            0.33          0.31         0.20
   Net realized and unrealized gain
   (loss) on investments                                   (0.21)           0.25          0.04         0.20
                                                          ------          ------        ------       ------
Total from investment operations                            0.10            0.58          0.35         0.40
Less distributions:
   Dividends from net investment income                    (0.32)          (0.32)        (0.31)       (0.20)
   Distributions from capital gains                         0.00           (0.27)        (0.05)        0.00
   Returns of capital                                       0.00            0.00          0.00         0.00
                                                          ------          ------        ------       ------
Total distributions                                        (0.32)          (0.59)        (0.36)       (0.20)
                                                          ------          ------        ------       ------
Net asset value, end of period                            $10.23          $10.45        $10.46       $10.47
                                                          ======          ======        ======       ======
TOTAL RETURN(3)                                             0.91%           5.71%         3.42%        3.93%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $  814          $  645        $  532       $  238
Ratio of expenses to average net assets
   before waivers and reimbursements                        2.02%           1.99%         2.21%        2.09%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements                         1.60%(6)        1.68%         1.85%        1.85%(2)
Ratio of net investment income (loss) to
   average net assets                                       3.01%           3.16%         2.88%        2.73%(2)
Portfolio turnover rate(4)                                    10%             13%           17%          36%

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) Per share amounts have been calculated using average shares outstanding method.

(6) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.84%, 1.59% and 1.59% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                    101

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE MINNESOTA FUND -- CLASS C

                                                                                                     2/19/2002-
                                           10/31/2006   10/31/2005(5)   10/31/2004   10/31/2003(5)   10/31/2002
                                           ----------   -------------   ----------   -------------   ----------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $10.46          $10.48        $10.48       $10.27
Income from Investment Operations:
   Net investment income (loss)                             0.32            0.33          0.31         0.20
   Net realized and unrealized gain
  (loss) on investments                                    (0.21)           0.24          0.05         0.21
                                                          ------          ------        ------       ------
Total from investment operations                            0.11            0.57          0.36         0.41
Less distributions:
   Dividends from net investment income                    (0.32)          (0.32)        (0.31)       (0.20)
   Distributions from capital gains                         0.00           (0.27)        (0.05)        0.00
   Returns of capital                                       0.00            0.00          0.00         0.00
                                                          ------          ------        ------       ------
Total distributions                                        (0.32)          (0.59)        (0.36)       (0.20)
                                                          ------          ------        ------       ------
Net asset value, end of period                            $10.25          $10.46        $10.48       $10.48
                                                          ======          ======        ======       ======
TOTAL RETURN(3)                                             1.01%           5.60%         3.51%        4.03%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $  418          $  321        $  414       $  304
Ratio of expenses to average net assets
   before waivers and reimbursements                        2.03%           1.98%         2.09%        1.92%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements                         1.60%(6)        1.69%         1.85%        1.85%(2)
Ratio of net investment income (loss) to
   average net assets                                       3.02%           3.15%         2.88%        2.79%(2)
Portfolio turnover rate(4)                                    10%             13%           17%          36%

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) Per share amounts have been calculated using average shares outstanding method.

(6) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.84%, 1.59% and 1.59% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                    102

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE NATIONAL FUND -- CLASS A

                                                                                                  2/19/2002-
                                           10/31/2006   10/31/2005(5)   10/31/2004   10/31/2003   10/31/2002
                                           ----------   -------------   ----------   ----------   ----------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $ 11.22         $ 11.07      $ 11.28     $ 10.99
Income from Investment Operations:
   Net investment income (loss)                             0.43            0.45         0.41        0.26
   Net realized and unrealized gain
      (loss) on investments                                (0.09)           0.32         0.04        0.30
                                                         -------         -------      -------     -------
Total from investment operations                            0.34            0.77         0.45        0.56
Less distributions:
   Dividends from net investment income                    (0.43)          (0.45)       (0.41)      (0.27)
   Distributions from capital gains                         0.00           (0.17)       (0.25)       0.00
   Returns of capital                                       0.00            0.00         0.00        0.00
                                                         -------         -------      -------     -------
Total distributions                                        (0.43)          (0.62)       (0.66)      (0.27)
                                                         -------         -------      -------     -------
Net asset value, end of period                           $ 11.13         $ 11.22      $ 11.07     $ 11.28
                                                         =======         =======      =======     =======
TOTAL RETURN(3)                                             3.10%           7.10%        4.18%       5.17%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $46,163         $35,210      $21,457     $12,192
Ratio of expenses to average net assets
   before waivers and reimbursements                        1.26%           1.30%        1.61%       1.63%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements                         1.00%(4)        1.08%        1.15%       1.15%(2)
Ratio of net investment income (loss) to
   average net assets                                       3.88%           4.04%        3.75%       3.31%(2)
Portfolio turnover rate(4)                                    22%             18%          35%         47%

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) Per share amounts have been calculated using average shares outstanding method.

(6) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.01%, 1.75% and 1.75% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                    103

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE NATIONAL FUND -- CLASS B

                                                                                                   2/19/2002
                                           10/31/2006   10/31/2005(5)   10/31/2004   10/31/2003   10/31/2002
                                           ----------   -------------   ----------   ----------   ----------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $11.15          $11.00       $11.21     $10.97
Income from Investment Operations:
   Net investment income(loss)                              0.35            0.37         0.33       0.20
   Net realized and unrealized gain
     (loss) on investments                                 (0.09)           0.32         0.04       0.25
                                                          ------          ------       ------     ------
Total from investment operations                            0.26            0.69         0.37       0.45
Less distributions:
   Dividends from net investment income                    (0.35)          (0.37)       (0.33)     (0.21)
   Distributions from capital gains                         0.00           (0.17)       (0.25)      0.00
   Returns of capital                                       0.00            0.00         0.00       0.00
                                                          ------          ------       ------     ------
Total distributions                                        (0.35)          (0.54)       (0.58)     (0.21)
                                                          ------          ------       ------     ------
Net asset value, end of period                            $11.06          $11.15       $11.00     $11.21
                                                          ======          ======       ======     ======
TOTAL RETURN(3)                                             2.36%           6.39%        3.43%      4.18%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period(in thousands)                   $6,889          $6,236       $6,598     $3,764
Ratio of expenses to average net assets
   before waivers and reimbursements                        2.03%           2.01%        2.33%      2.33%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements                         1.75%(6)        1.78%        1.85%      1.85%(2)
Ratio of net investment income(loss) to
   average net assets                                       3.13%           3.32%        3.05%      2.54%(2)
Portfolio turnover rate(4)                                    22%             18%          35%        47%

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) Per share amounts have been calculated using average shares outstanding method.

(6) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.01%, 1.75% and 1.75% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                    104

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE NATIONAL FUND -- CLASS C

                                                                                                  2/19/2002-
                                           10/31/2006   10/31/2005(5)   10/31/2004   10/31/2003   10/31/2002
                                           ----------   -------------   ----------   ----------   ----------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $11.18          $11.02       $11.23     $10.97
Income from Investment Operations:
   Net investment income(loss)                              0.35            0.37         0.33       0.20
   Net realized and unrealized gain
      (loss) on investments                                (0.09)           0.33         0.04       0.27
                                                          ------          ------       ------     ------
Total from investment operations                            0.26            0.70         0.37       0.47
Less distributions:
   Dividends from net investment income                    (0.35)          (0.37)       (0.33)     (0.21)
   Distributions from capital gains                         0.00           (0.17)       (0.25)      0.00
   Returns of capital                                       0.00            0.00         0.00       0.00
                                                          ------          ------       ------     ------
Total distributions                                        (0.35)          (0.54)       (0.58)     (0.21)
                                                          ------          ------       ------     ------
Net asset value, end of period                            $11.09          $11.18       $11.02     $11.23
                                                          ======          ======       ======     ======
TOTAL RETURN(3)                                             2.35%           6.47%        3.42%      4.37%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period(in thousands)                   $8,496          $8,357       $7,588     $3,121
Ratio of expenses to average net assets
   before waivers and reimbursements                        1.99%           1.98%        2.21%      2.18%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements                         1.75%(6)        1.78%        1.85%      1.85%(2)
Ratio of net investment income(loss) to
   average net assets                                       3.13%           3.33%        3.06%      2.57%(2)
Portfolio turnover rate(4)                                    22%             18%          35%        47%

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) Per share amounts have been calculated using average shares outstanding method.

(6) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.01%, 1.75% and 1.75% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                    105

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE NEW YORK FUND -- CLASS A

                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002(1)
                                           ----------   ----------   ----------   ----------   -------------
CLASS A - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 10.42       $ 10.15     $10.00          $10.00
Income from investment operations:
   Net investment income (loss)                            0.36          0.37       0.34            0.00
   Net realized and unrealized gain
      (loss) on investments                               (0.08)         0.37       0.16            0.00
                                                        -------       -------     ------          ------
Total from investment operations                           0.28          0.74       0.50            0.00
Less distributions:
   Dividends from net investment income                   (0.36)        (0.39)     (0.35)           0.00
   Distributions from capital gains                       (0.02)        (0.08)      0.00            0.00
   Returns of capital                                      0.00          0.00       0.00            0.00
                                                        -------       -------     ------          ------
Total distributions                                       (0.38)        (0.47)     (0.35)           0.00
                                                        -------       -------     ------          ------
Net asset value, end of period                          $ 10.32       $ 10.42     $10.15          $10.00
                                                        =======       =======     ======          ======
TOTAL RETURN(2)                                            2.66%         7.52%      5.03%(6)           0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $11,202       $10,541     $8,602          $8,000
Ratio of expenses to average net assets
   before waivers and reimbursements                       1.03%         1.04%      1.63%(4)          --
Ratio of expenses to average net assets
   after waivers and reimbursements                        0.85%(5)      0.91%      0.95%(4)          --
Ratio of net investment income (loss) to
   average net assets                                      3.45%         3.66%      3.34%(4)          --
Portfolio turnover rate(3)                                   23%           24%        54%             --

(1)  The fund became open for investment on 10/31/2002.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.84%, 1.59% and 1.59% for Classes A, B and C respectively.

(6)  Not annualized


THE HARTFORD MUTUAL FUNDS                                                    106

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE NEW YORK FUND -- CLASS B

                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002(1)
                                           ----------   ----------   ----------   ----------   -------------
CLASS B - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.42         $10.15     $10.00          $10.00
Income from investment operations:
   Net investment income (loss)                           0.28           0.30       0.27            0.00
   Net realized and unrealized gain
      (loss) on investments                              (0.08)          0.37       0.16            0.00
                                                        ------         ------     ------          ------
Total from investment operations                          0.20           0.67       0.43            0.00
Less distributions:
   Dividends from net investment income                  (0.28)         (0.32)     (0.28)           0.00
   Distributions from capital gains                      (0.02)         (0.08)      0.00            0.00
   Returns of capital                                     0.00           0.00       0.00            0.00
                                                        ------         ------     ------          ------
Total distributions                                      (0.30)         (0.40)     (0.28)           0.00
                                                        ------         ------     ------          ------
Net asset value, end of period                          $10.32         $10.42     $10.15          $10.00
                                                        ======         ======     ======          ======
TOTAL RETURN(2)                                           1.90%          6.76%      4.30%(6)           0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $1,794         $1,568     $1,051          $1,000
Ratio of expenses to average net assets
   before waivers and reimbursements                      1.80%          1.74%      2.38%(4)          --
Ratio of expenses to average net assets
   after waivers and reimbursements                       1.60%(5)       1.61%      1.65%(4)          --
Ratio of net investment income (loss)
   to average net assets                                  2.70%          2.96%      2.64%(4)          --
Portfolio turnover rate(3)                                  23%            24%        54%             --

(1)  The fund became open for investment on 10/31/2002.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.84%, 1.59% and 1.59% for Classes A, B and C respectively.

(6)  Not annualized.


THE HARTFORD MUTUAL FUNDS                                                    107

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE NEW YORK FUND -- CLASS C

                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002(1)
                                           ----------   ----------   ----------   ----------   -------------
CLASS C - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.42         $10.15     $10.00         $10.00
Income from investment operations:
   Net investment income (loss)                           0.28           0.30       0.27           0.00
   Net realized and unrealized gain
      (loss) on investments                              (0.08)          0.37       0.16           0.00
                                                        ------         ------     ------         ------
Total from investment operations                          0.20           0.67       0.43           0.00
Less distributions:
   Dividends from net investment income                  (0.28)         (0.32)     (0.28)          0.00
   Distributions from capital gains                      (0.02)         (0.08)      0.00           0.00
   Returns of capital                                     0.00           0.00       0.00           0.00
                                                        ------         ------     ------         ------
Total distributions                                      (0.30)         (0.40)     (0.28)          0.00
                                                        ------         ------     ------         ------
Net asset value, end of period                          $10.32         $10.42     $10.15         $10.00
                                                        ======         ======     ======         ======
TOTAL RETURN(2)                                           1.90%          6.76%      4.30%(6)          0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $2,677         $1,973     $1,393         $1,000
Ratio of expenses to average net assets
   before waivers and reimbursements                      1.79%          1.75%      2.26%(4)         --
Ratio of expenses to average net assets
   after waivers and reimbursements                       1.60%(5)       1.62%      1.65%(4)         --
Ratio of net investment income (loss) to
   average net assets                                     2.70%          2.95%      2.67%(4)         --
Portfolio turnover rate(3)                                  23%            24%        54%            --

(1)  The fund became open for investment on 10/31/2002.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.84%, 1.59% and 1.59% for Classes A, B and C respectively.

(6)  Not annualized.


THE HARTFORD MUTUAL FUNDS                                                    108

FINANCIAL HIGHLIGHTS

THE HARTFORD TOTAL RETURN BOND FUND -- CLASS A

                                           10/31/2006   10/31/2005    10/31/2004    10/31/2003   10/31/2002(3)
                                           ----------   ----------    ----------    ----------   -------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  10.95      $  11.14       $  10.78      $  10.90
Income from Investment Operations:
   Net investment income (loss)                             0.35          0.32           0.49          0.47
   Net realized and unrealized gain
      (loss) on investments                                (0.24)         0.21           0.48          0.00
                                                        --------      --------       --------      --------
Total from investment operations                            0.11          0.53           0.97          0.47
Less distributions:
   Dividends from net investment income                    (0.40)        (0.35)         (0.50)        (0.52)
   Distributions from capital gains                        (0.04)        (0.37)         (0.11)        (0.07)
   Returns of capital                                       0.00          0.00           0.00          0.00
                                                        --------      --------       --------      --------
Total distributions                                        (0.44)        (0.72)         (0.61)        (0.59)
                                                        --------      --------       --------      --------
Net asset value, end of period                          $  10.62      $  10.95       $  11.14      $  10.78
                                                        ========      ========       ========      ========
TOTAL RETURN(1)                                             1.00%         5.10%(4)       9.16%         4.50%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $311,557      $298,903       $268,655      $215,083
Ratio of expenses to average net assets
   before waivers and reimbursements                        1.24%         1.27%          1.40%         1.42%
Ratio of expenses to average net assets
   after waivers and reimbursements                         1.20%(5)      1.25%          1.25%         1.25%
Ratio of net investment income (loss) to
   average net assets                                       3.24%         2.98%          3.39%         4.65%
Portfolio turnover rate(2)                                   195%          171%           199%          149%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total returns would have been 5.08%, 4.35% and 4.57% for Classes A, B and C, respectively. The net asset value impact of the Payment from Affiliate was less than $0.01 for Classes A and B and $0.01 for Class C.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.20%, 1.95% and 1.87% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                    109

FINANCIAL HIGHLIGHTS

THE HARTFORD TOTAL RETURN BOND FUND -- CLASS B

                                           10/31/2005    10/31/2004    10/31/2003   10/31/2002(3)
                                           ----------    ----------    ----------   -------------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period        $ 10.90       $ 11.09       $  10.73       $ 10.85
Income from Investment Operations:
   Net investment income (loss)                0.27          0.24           0.42          0.40
   Net realized and unrealized gain
      (loss) on investments                   (0.24)         0.22           0.47          0.00
                                            -------       -------       --------       -------
Total from investment operations               0.03          0.46           0.89          0.40
Less distributions:
   Dividends from net investment income       (0.32)        (0.28)         (0.42)        (0.45)
   Distributions from capital gains           (0.04)        (0.37)         (0.11)        (0.07)
   Returns of capital                          0.00          0.00           0.00          0.00
                                            -------       -------       --------       -------
Total distributions                           (0.36)        (0.65)         (0.53)        (0.52)
                                            -------       -------       --------       -------
Net asset value, end of period              $ 10.57       $ 10.90       $  11.09       $ 10.73
                                            =======       =======       ========       =======
TOTAL RETURN(1)                                0.25%         4.37%(4)       8.44%         3.77%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)    $81,028       $91,861       $106,077       $98,028
Ratio of expenses to average net assets
   before waivers and reimbursements           2.00%         1.97%          2.13%         2.10%
Ratio of expenses to average net assets
   after waivers and reimbursements            1.95%(5)      1.95%          1.95%         1.95%
Ratio of net investment income (loss) to
   average net assets                          2.49%         2.28%          2.70%         3.92%
Portfolio turnover rate(2)                      195%          171%           199%          149%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total returns would have been 5.08%, 4.35% and 4.57% for Classes A, B and C, respectively. The net asset value impact of the Payment from Affiliate was less than $0.01 for Classes A and B and $0.01 for Class C.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.20%, 1.95% and 1.87% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                    110

FINANCIAL HIGHLIGHTS

THE HARTFORD TOTAL RETURN BOND FUND -- CLASS C

                                           10/31/2006    10/31/2005    10/31/2004   10/31/2003   10/31/2002(3)   10/31/2001
                                           ----------    ----------    ----------   ----------   -------------   ----------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $ 10.97       $ 11.12      $  10.77      $  10.89       $ 10.14
Income from Investment Operations:
   Net investment income (loss)                              0.29          0.27          0.42          0.40          0.49
   Net realized and unrealized gain
      (loss) on investments                                 (0.25)         0.23          0.46          0.00          0.71
                                                          -------       -------      --------      --------       -------
Total from investment operations                             0.04          0.50          0.88          0.40          1.20
Less distributions:
   Dividends from net investment income                     (0.33)        (0.28)        (0.42)        (0.45)        (0.45)
   Distributions from capital gains                         (0.04)        (0.37)        (0.11)        (0.07)         0.00
   Returns of capital                                        0.00          0.00          0.00          0.00          0.00
                                                          -------       -------      --------      --------       -------
Total distributions                                         (0.37)        (0.65)        (0.53)        (0.52)        (0.45)
                                                          -------       -------      --------      --------       -------
Net asset value, end of period                            $ 10.64       $ 10.97      $  11.12      $  10.77       $ 10.89
                                                          =======       =======      ========      ========       =======
TOTAL RETURN(1)                                              0.34%         4.76%(4)      8.31%         3.80%        12.12%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $74,039       $89,504      $110,214      $107,479       $62,222
Ratio of expenses to average net assets
   before waivers and reimbursements                         1.87%         1.86%         2.01%         1.98%         1.97%
Ratio of expenses to average net assets
   after waivers and reimbursements                          1.87%(5)      1.86%         1.95%         1.95%         1.95%
Ratio of net investment income (loss) to
   average net assets                                        2.56%         2.37%         2.71%         3.92%         4.30%
Portfolio turnover rate(2)                                    195%          171%          199%          149%          196%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total returns would have been 5.08%, 4.35% and 4.57% for Classes A, B and C, respectively. The net asset value impact of the Payment from Affiliate was less than $0.01 for Classes A and B and $0.01 for Class C.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.20%, 1.95% and 1.87% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                    111

FINANCIAL HIGHLIGHTS

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND -- CLASS A

                                                                                                2/19/2002-
                                           10/31/2006   10/31/2005    10/31/2004   10/31/2003   10/31/2002
                                           ----------   ----------    ----------   ----------   ----------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $  9.65       $  9.67      $  9.88      $  9.50
Income from Investment Operations:
   Net investment income (loss)                             0.40          0.40         0.41         0.26
   Net realized and unrealized gain
      (loss) on investments                                (0.32)        (0.01)       (0.21)        0.38
                                                         -------       -------      -------      -------
Total from investment operations                            0.08          0.39         0.20         0.64
Less distributions:
   Dividends from net investment income                    (0.41)        (0.41)       (0.41)       (0.26)
   Distributions from capital gains                         0.00          0.00         0.00         0.00
   Returns of capital                                       0.00          0.00         0.00         0.00
                                                         -------       -------      -------      -------
Total distributions                                        (0.41)        (0.41)       (0.41)       (0.26)
                                                         -------       -------      -------      -------
Net asset value, end of period                           $  9.32       $  9.65      $  9.67      $  9.88
                                                         =======       =======      =======      =======
TOTAL RETURN(3)                                             0.79%         4.08%        2.06%        6.87%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $47,252       $53,401      $65,337      $75,245
Ratio of expenses to average net assets
   before waivers and reimbursements                        1.38%         1.38%        1.48%        1.59%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements                         1.15%(5)      1.20%        1.20%        1.20%(2)
Ratio of net investment income (loss) to
   average net assets                                       4.17%         4.09%        4.11%        3.58%(2)
Portfolio turnover rate(4)                                   108%          110%         108%         218%

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.15%, 1.90% and 1.90% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                    112

FINANCIAL HIGHLIGHTS

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND -- CLASS B

                                                                                               2/19/2002-
                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002
                                           ----------   ----------   ----------   ----------   ----------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  9.62       $  9.64      $  9.84      $  9.46
Income from Investment Operations:
   Net investment income (loss)                            0.32          0.32         0.33         0.21
   Net realized and unrealized gain
      (loss) on investments                               (0.34)         0.00        (0.19)        0.38
                                                        -------       -------      -------      -------
Total from investment operations                          (0.02)         0.32         0.14         0.59
Less distributions:
   Dividends from net investment income                   (0.33)        (0.34)       (0.34)       (0.21)
   Distributions from capital gains                        0.00          0.00         0.00         0.00
   Returns of capital                                      0.00          0.00         0.00         0.00
                                                        -------       -------      -------      -------
Total distributions                                       (0.33)        (0.34)       (0.34)       (0.21)
                                                        -------       -------      -------      -------
Net asset value, end of period                          $  9.27       $  9.62      $  9.64      $  9.84
                                                        =======       =======      =======      =======
TOTAL RETURN(3)                                           (0.17%)        3.37%        1.45%        6.36%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $21,268       $26,218      $38,210      $39,276
Ratio of expenses to average net assets
   before waivers and reimbursements                       2.17%         2.11%        2.21%        2.28%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements                        1.90%(5)      1.90%        1.90%        1.90%(2)
Ratio of net investment income (loss) to
   average net assets                                      3.41%         3.39%        3.41%        2.87%(2)
Portfolio turnover rate(4)                                  108%          110%         108%         218%

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.15%, 1.90% and 1.90% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                    113

FINANCIAL HIGHLIGHTS

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND -- CLASS C

                                                                                               2/19/2002-
                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002
                                           ----------   ----------   ----------   ----------   ----------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 9.61        $  9.63      $  9.84     $  9.46
Income from Investment Operations:
   Net investment income (loss)                           0.32           0.32         0.33        0.21
   Net realized and unrealized  gain
      (loss) on investments                              (0.33)          0.00        (0.20)       0.38
                                                        ------        -------      -------     -------
Total from investment operations                         (0.01)          0.32         0.13        0.59
Less distributions:
   Dividends from net investment income                  (0.33)         (0.34)       (0.34)      (0.21)
   Distributions from capital gains                       0.00           0.00         0.00        0.00
   Returns of capital                                     0.00           0.00         0.00        0.00
                                                        ------        -------      -------     -------
Total distributions                                      (0.33)         (0.34)       (0.34)      (0.21)
                                                        ------        -------      -------     -------
Net asset value, end of period                          $ 9.27        $  9.61      $  9.63     $  9.84
                                                        ======        =======      =======     =======
TOTAL RETURN(3)                                          (0.07%)         3.37%        1.34%       6.36%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $9,631        $13,926      $26,626     $40,708
Ratio of expenses to average net assets
   before waivers and reimbursements                      2.05%          2.00%        2.07%       2.11%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements                       1.90%(5)       1.90%        1.90%       1.90%(2)
Ratio of net investment income (loss) to
   average net assets                                     3.41%          3.38%        3.43%       2.86%(2)
Portfolio turnover rate(4)                                 108%           110%         108%        218%

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.15%, 1.90% and 1.90% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                    114

FINANCIAL HIGHLIGHTS

THE HARTFORD VALUE FUND -- CLASS A

                                           10/31/2006   10/31/2005   10/31/2004(6)   10/31/2003(6)   10/31/2002(6)
                                           ----------   ----------   -------------   -------------   -------------
CLASS A - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  9.71       $  8.92           $  7.59        $  9.02
Income from investment operations:
   Net investment income (loss)                            0.08          0.07              0.08           0.05
   Net realized and unrealized gain
      (loss) on investments                                1.04          0.79              1.31          (1.43)
                                                        -------       -------           -------        -------
Total from investment operations                           1.12          0.86              1.39          (1.38)
   Less distributions:
   Dividends from net investment income                   (0.04)        (0.07)            (0.06)          0.00
   Distributions from capital gains                        0.00          0.00              0.00          (0.05)
   Returns of capital                                      0.00          0.00              0.00           0.00
                                                        -------       -------           -------        -------
Total distributions                                       (0.04)        (0.07)            (0.06)         (0.05)
                                                        -------       -------           -------        -------
Net asset value, end of period                          $ 10.79       $  9.71           $  8.92        $  7.59
                                                        =======       =======           =======        =======
TOTAL RETURN(2)                                           11.50%         9.70%            18.43%        (15.42%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $63,417       $56,845           $42,101        $30,010
Ratio of expenses to average net assets
   before waivers and reimbursements                       1.41%         1.46%             1.57%          1.63%
Ratio of expenses  to average net assets
   after waivers and reimbursements                        1.40%(7)      1.45%(7)          1.45%          1.45%
Ratio of net investment income (loss) to
   average net assets                                      0.76%         0.76%             1.02%          0.69%
Portfolio turnover rate(3)                                   29%           34%               35%            35%

(1)  The fund became effective and open for investment on April 30, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5)  Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

(7) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.39%, 2.14% and 2.14% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.44%, 2.14% and 2.14% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                    115

FINANCIAL HIGHLIGHTS

THE HARTFORD VALUE FUND -- CLASS B

                                           10/31/2006   10/31/2005   10/31/2004(6)   10/31/2003(6)   10/31/2002(6)
                                           ----------   ----------   -------------   -------------   -------------
CLASS B - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  9.60        $ 8.83           $ 7.51         $  8.99
Income from investment operations:
   Net investment income (loss)                            0.00(8)       0.01             0.03           (0.02)
   Net realized and unrealized gain
      (loss) on investments                                1.02          0.78             1.29           (1.41)
                                                        -------        ------           ------         -------
Total from investment operations                           1.02          0.79             1.32           (1.43)
Less distributions:
   Dividends from net investment income                    0.00         (0.02)            0.00            0.00
   Distributions from capital gains                        0.00          0.00             0.00           (0.05)
   Returns of capital                                      0.00          0.00             0.00            0.00
                                                        -------        ------           ------         -------
Total distributions                                        0.00         (0.02)            0.00           (0.05)
                                                        -------        ------           ------         -------
Net asset value, end of period                          $ 10.62        $ 9.60           $ 8.83         $  7.51
                                                        =======        ======           ======         =======
TOTAL RETURN(2)                                           10.62%         8.91%           17.58%         (16.03%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $10,091        $8,948           $7,305         $ 5,222
Ratio of expenses to average net assets
   before waivers and reimbursements                       2.34%         2.36%            2.30%           2.31%
Ratio of expenses to average net assets
   after waivers and reimbursements                        2.15%(7)      2.15%(7)         2.15%           2.15%
Ratio of net investment income (loss) to
   average net assets                                      0.01%         0.06%            0.32%          (0.02%)
Portfolio turnover rate(3)                                   29%           34%              35%             35%

(1)  The fund became effective and open for investment on April 30, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5)  Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD MUTUAL FUNDS                                                    116

FINANCIAL HIGHLIGHTS

(7) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.39%, 2.14% and 2.14% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.44%, 2.14% and 2.14% for Classes A, B and C respectively.

(8)  Net Investment Income (Loss) is less than a penny a share.


THE HARTFORD MUTUAL FUNDS                                                    117

FINANCIAL HIGHLIGHTS

THE HARTFORD VALUE FUND -- CLASS C

                                                                                                                       4/30/2001-
                                           10/31/2006   10/31/2005   10/31/2004(6)   10/31/2003(6)   10/31/2002(6)   10/31/2001(1)
                                           ----------   ----------   -------------   -------------   -------------   -------------
CLASS C - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  9.60       $  8.83           $  7.51      $     8.99       $ 10.00
Income from investment operations:
   Net investment income(loss)                             0.00(8)       0.01              0.03           (0.02)         0.00(8)
   Net realized and unrealized gain
      (loss) on investments                                1.02          0.78              1.29           (1.41)
                                                        -------       -------           -------      ----------       -------
Total from investment operations                           1.02          0.79              1.32           (1.43)        (1.01)
Less distributions:
   Dividends from net investment income                    0.00         (0.02)             0.00            0.00          0.00
   Distributions from capital gains                        0.00          0.00              0.00           (0.05)         0.00
   Returns of capital                                      0.00          0.00              0.00            0.00          0.00
                                                        -------       -------           -------      ----------       -------
Total distributions                                        0.00         (0.02)             0.00           (0.05)         0.00
                                                        -------       -------           -------      ----------       -------
Net asset value, end of period                          $ 10.62       $  9.60           $  8.83      $     7.51       $  8.99
                                                        =======       =======           =======      ==========       =======
TOTAL RETURN(2)                                           10.62%         8.91%            17.58%         (16.03%)      (10.10%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period(in thousands)                 $10,238       $10,838           $10,231      $    9,110       $ 4,769
Ratio of expenses to average net assets
   before waivers and reimbursements                       2.19%         2.17%             2.18%           2.21%         2.34%(4)
Ratio of expenses to average net assets
   after waivers and reimbursements                        2.15%(7)      2.15%(7)          2.15%           2.15%         2.15%(4)
Ratio of net investment income(loss) to
   average net assets                                      0.02%         0.06%             0.32%          (0.04%)       (0.17%)(4)
Portfolio turnover rate(3)                                   29%           34%               35%             35%           12%

(1)  The fund became effective and open for investment on April 30, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5)  Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

(7) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.39%, 2.14% and 2.14% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.44%, 2.14% and 2.14% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                    118

FINANCIAL HIGHLIGHTS

(8)  Net Investment Income (Loss) is less than a penny a share.


THE HARTFORD MUTUAL FUNDS                                                    119

FINANCIAL HIGHLIGHTS

THE HARTFORD VALUE OPPORTUNITIES FUND -- CLASS A

                                                                                               2/19/2002-
                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002
                                           ----------   ----------   ----------   ----------   ----------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 14.06      $ 12.15       $ 9.26      $ 11.73
Income from Investment Operations:
   Net investment income(loss)                             0.03         0.01        (0.01)        0.00(6)
   Net realized and unrealized gain
      (loss) on investments                                1.47         1.90         2.90        (2.47)
                                                        -------      -------       ------      -------
Total from investment operations                           1.50         1.91         2.89        (2.47)
Less distributions:
   Dividends from net investment income                    0.00         0.00         0.00         0.00
   Distributions from capital gains                        0.00         0.00         0.00         0.00
   Returns of capital                                      0.00         0.00         0.00         0.00
                                                        -------      -------       ------      -------
Total distributions                                        0.00         0.00         0.00         0.00
                                                        -------      -------       ------      -------
Net asset value, end of period                          $ 15.56      $ 14.06       $12.15      $  9.26
                                                        =======      =======       ======      =======
TOTAL RETURN(3)                                           10.67%       15.72%       31.21%      (21.06%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period(in thousands)                 $66,368      $24,601       $5,917      $ 2,600
Ratio of expenses to average net assets
   before waivers and reimbursements                       1.62%        1.82%        1.92%        1.92%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements                        1.40%(5)     1.45%(5)     1.45%        1.45%(2)
Ratio of net investment income(loss) to
   average net assets                                      0.27%       (0.08%)      (0.10%)       0.04%(2)
Portfolio turnover rate(4)                                   38%          52%          57%          70%

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.39%, 2.14% and 2.14% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.44%, 2.15% and 2.15% for Classes A, B and C respectively.

(6)  Net Investment Income (Loss) is less than a penny a share.


THE HARTFORD MUTUAL FUNDS                                                    120

FINANCIAL HIGHLIGHTS

THE HARTFORD VALUE OPPORTUNITIES FUND -- CLASS B

                                                                                               2/19/2002-
                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002
                                           ----------   ----------   ----------   ----------   ----------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 13.24      $11.53        $ 8.84      $ 11.26
Income from Investment Operations:
   Net investment income(loss)                            (0.05)      (0.06)        (0.04)       (0.02)
   Net realized and unrealized gain
      (loss) on investments                                1.37        1.77          2.73        (2.40)
                                                        -------      ------        ------      -------
Total from investment operations                           1.32        1.71          2.69        (2.42)
Less distributions:
   Dividends from net investment income                    0.00        0.00          0.00         0.00
   Distributions from capital gains                        0.00        0.00          0.00         0.00
   Returns of capital                                      0.00        0.00          0.00         0.00
                                                        -------      ------        ------      -------
Total distributions                                        0.00        0.00          0.00         0.00
                                                        -------      ------        ------      -------
Net asset value, end of period                          $ 14.56      $13.24        $11.53      $  8.84
                                                        =======      ======        ======      =======
TOTAL RETURN(3)                                            9.97%      14.83%        30.43%      (21.45%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $13,560      $5,709        $1,932      $   481
Ratio of expenses to average net assets
   before waivers and reimbursements                       2.51%       2.70%         2.63%        2.61%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements                        2.15%(5)    2.15%(5)      2.15%        2.15%(2)
Ratio of net investment income (loss) to
   average net assets                                     (0.47%)     (0.64%)       (0.80%)      (0.71%)(2)
Portfolio turnover rate(4)                                   38%         52%           57%          70%

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.39%, 2.14% and 2.14% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.44%, 2.15% and 2.15% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                    121

FINANCIAL HIGHLIGHTS

THE HARTFORD VALUE OPPORTUNITIES FUND -- CLASS C

                                                                                               2/19/2002-
                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002
                                           ----------   ----------   ----------   ----------   ----------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 13.25      $11.53        $ 8.85      $ 11.26
Income from Investment Operations:
   Net investment income(loss)                            (0.05)      (0.06)        (0.04)       (0.02)
   Net realized and unrealized gain
      (loss) on investments                                1.36        1.78          2.72        (2.39)
                                                        -------      ------        ------      -------
Total from investment operations                           1.31        1.72          2.68        (2.41)
Less distributions:
   Dividends from net investment income                    0.00        0.00          0.00         0.00
   Distributions from capital gains                        0.00        0.00          0.00         0.00
   Returns of capital                                      0.00        0.00          0.00         0.00
                                                        -------      ------        ------      -------
Total distributions                                        0.00        0.00          0.00         0.00
                                                        -------      ------        ------      -------
Net asset value, end of period                          $ 14.56      $13.25        $11.53      $  8.85
                                                        =======      ======        ======      =======
TOTAL RETURN(3)                                            9.89%      14.92%        30.28%      (21.41%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period(in thousands)                 $13,258      $5,627        $1,613      $   430
Ratio of expenses to average net assets
   before waivers and reimbursements                       2.33%       2.47%         2.51%        2.48%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements                        2.15%(5)    2.15%(5)      2.15%        2.15%(2)
Ratio of net investment income(loss) to
   average net assets                                     (0.47%)     (0.64%)       (0.81%)      (0.75%)(2)
Portfolio turnover rate(4)                                   38%         52%           57%          70%

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.39%, 2.14% and 2.14% for Classes A, B and C respectively. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.44%, 2.15% and 2.15% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                    122

FINANCIAL HIGHLIGHTS

THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND -- CLASS A

                                                                       5/28/2004-
                                           10/31/2006   10/31/2005   10/31/2004(5)
                                           ----------   ----------   -------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 10.38       $ 10.00
Income from Investment Operations:
   Net investment income (loss)                           (0.02)        (0.01)
   Net realized and unrealized gain
      (loss) on investments                                1.12          0.39
                                                        -------       -------
Total from investment operations                           1.10          0.38
Less distributions:
   Dividends from net investment income                   (0.02)         0.00
   Distributions from capital gains                        0.00          0.00
   Returns of capital                                      0.00          0.00
                                                        -------       -------
Total distributions                                       (0.02)         0.00
                                                        -------       -------
Net asset value, end of period                          $ 11.46       $ 10.38
                                                        =======       =======
TOTAL RETURN(3)                                           10.60%         3.80%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $58,087       $12,415
Ratio of expenses to average net assets
   before waivers and reimbursements(6)                    0.85%         0.86%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements(6)                     0.68%(7)      0.67%(2)
Ratio of net investment income (loss) to
   average net assets                                     (0.43%)       (0.58%)(2)
Portfolio turnover rate(4)                                    9%            3%

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  The fund commenced operations on 5/28/2004.

(6)  Expense ratios do not include expenses of the underlying funds.

(7) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.68%, 1.33% and 1.34% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                    123

FINANCIAL HIGHLIGHTS

THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND -- CLASS B

                                                                       5/28/2004-
                                           10/31/2006   10/31/2005   10/31/2004(5)
                                           ----------   ----------   -------------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 10.35       $10.00
Income from Investment Operations:
   Net investment income (loss)                           (0.08)       (0.02)
   Net realized and unrealized gain
      (loss) on investments                                1.10         0.37
                                                        -------       ------
Total from investment operations                           1.02         0.35
Less distributions:
   Dividends from net investment income                    0.00         0.00
   Distributions from capital gains                        0.00         0.00
   Returns of capital                                      0.00         0.00
                                                        -------       ------
Total distributions                                        0.00         0.00
                                                        -------       ------
Net asset value, end of period                          $ 11.37       $10.35
                                                        =======       ======
TOTAL RETURN(3)                                            9.88%        3.50%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $20,155       $4,532
Ratio of expenses to average net assets
   before waivers and reimbursements(6)                    1.64%        1.69%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements(6)                     1.33%(7)     1.32%(2)
Ratio of net investment income (loss) to
   average net assets                                     (1.08%)      (1.23%)(2)
Portfolio turnover rate(4)                                    9%           3%

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  The fund commenced operations on 5/28/2004.

(6)  Expense ratios do not include expenses of the underlying funds.

(7) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.68%, 1.33% and 1.34% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                    124

FINANCIAL HIGHLIGHTS

THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND -- CLASS C

                                                                        5/28/2004-
                                           10/31/2006   10/31/2005    10/31/2004(5)
                                           ----------   ----------    -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $ 10.35       $10.00
Income from Investment Operations:
   Net investment income (loss)                            (0.07)       (0.02)
   Net realized and unrealized gain
      (loss) on investments                                 1.09         0.37
                                                         -------       ------
Total from investment operations                            1.02         0.35
Less distributions:
   Dividends from net investment income                     0.00         0.00
   Distributions from capital gains                         0.00         0.00
   Returns of capital                                       0.00         0.00
                                                         -------       ------
Total distributions                                         0.00         0.00
                                                         -------       ------
Net asset value, end of period                           $ 11.37       $10.35
                                                         =======       ======
TOTAL RETURN(3)                                             9.88%        3.50%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $32,718       $5,424
Ratio of expenses to average net assets
   before waivers and reimbursements(6)                     1.53%        1.59%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements(6)                      1.34%(7)     1.32%(2)
Ratio of net investment income (loss) to
   average net assets                                      (1.08%)      (1.23%)(2)
Portfolio turnover rate(4)                                     9%           3%

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  The fund commenced operations on 5/28/2004.

(6)  Expense ratios do not include expenses of the underlying funds.

(7) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.68%, 1.33% and 1.34% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                    125

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH ALLOCATION FUND -- CLASS A

                                           10/31/2006   10/31/2005    10/31/2004(5)
                                           ----------   ----------    -------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  10.36       $ 10.00
Income from Investment Operations:
   Net investment income (loss)                             0.05          0.00
   Net realized and unrealized gain
      (loss) on investments                                 0.89          0.36
                                                        --------       -------
Total from investment operations                            0.94          0.36
Less distributions:
   Dividends from net investment income                    (0.03)         0.00
   Distributions from capital gains                         0.00          0.00
   Returns of capital                                       0.00          0.00
                                                        --------       -------
Total distributions                                        (0.03)         0.00
                                                        --------       -------
Net asset value, end of period                          $  11.27       $ 10.36
                                                        ========       =======
TOTAL RETURN(3)                                             9.12%         3.60%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $205,331       $43,279
Ratio of expenses to average net assets
   before waivers and reimbursements(6)                     0.72%         0.72%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements(6)                      0.64%(8)      0.63%(2)
Ratio of net investment income (loss) to
   average net assets                                       0.42%         0.13%(2)
Portfolio turnover rate(4)                                     1%            0%(7)

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  The fund commenced operations on 5/28/2004.

(6)  Expense ratios do not include expenses of the underlying funds.

(7)  The amount per share rounds to zero.

(8) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.64%, 1.29% and 1.29% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                    126

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH ALLOCATION FUND -- CLASS B

                                                                        5/28/2004-
                                           10/31/2006   10/31/2005    10/31/2004(5)
                                           ----------   ----------    -------------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $ 10.34       $ 10.00
Income from Investment Operations:
   Net investment income (loss)                            (0.01)        (0.01)
   Net realized and unrealized gain
      (loss) on investments                                 0.87          0.35
                                                         -------       -------
Total from investment operations                            0.86          0.34
Less distributions:
   Dividends from net investment income                    (0.01)         0.00
   Distributions from capital gains                         0.00          0.00
   Returns of capital                                       0.00          0.00
                                                         -------       -------
Total distributions                                        (0.01)         0.00
                                                         -------       -------
Net asset value, end of period                           $ 11.19       $ 10.34
                                                         =======       =======
TOTAL RETURN(3)                                             8.37%         3.40%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $65,739       $14,177
Ratio of expenses to average net assets
   before waivers and reimbursements(6)                     1.53%         1.52%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements(6)                      1.29%(8)      1.28%(2)
Ratio of net investment income (loss) to
   average net assets                                      (0.23%)       (0.53%)(2)
Portfolio turnover rate(4)                                     1%            0%(7)

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  The fund commenced operations on 5/28/2004.

(6)  Expense ratios do not include expenses of the underlying funds.

(7)  The amount per share rounds to zero.

(8) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.64%, 1.29% and 1.29% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                    127

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH ALLOCATION FUND -- CLASS C

                                                                        5/28/2004-
                                           10/31/2006   10/31/2005    10/31/2004(5)
                                           ----------   ----------    -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  10.33       $ 10.00
Income from Investment Operations:
   Net investment income (loss)                            (0.01)        (0.01)
   Net realized and unrealized gain
      (loss) on investments                                 0.88          0.34
                                                        --------       -------
Total from investment operations                            0.87          0.33
Less distributions:
   Dividends from net investment income                    (0.01)         0.00
   Distributions from capital gains                         0.00          0.00
   Returns of capital                                       0.00          0.00
                                                        --------       -------
Total distributions                                        (0.01)         0.00
                                                        --------       -------
Net asset value, end of period                          $  11.19       $ 10.33
                                                        ========       =======
TOTAL RETURN(3)                                             8.47%         3.30%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $100,339       $21,221
Ratio of expenses to average net assets
   before waivers and reimbursements(6)                     1.47%         1.44%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements(6)                      1.29%(8)      1.28%(2)
Ratio of net investment income (loss) to
   average net assets                                      (0.23%)       (0.52%)(2)
Portfolio turnover rate(4)                                     1%            0%(7)

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  The fund commenced operations on 5/28/2004.

(6)  Expense ratios do not include expenses of the underlying funds.

(7)  The amount per share rounds to zero.

(8) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.64%, 1.29% and 1.29% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                    128

FINANCIAL HIGHLIGHTS

THE HARTFORD BALANCED ALLOCATION FUND -- CLASS A

                                                                        5/28/2004-
                                           10/31/2006   10/31/2005    10/31/2004(5)
                                           ----------   ----------    -------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  10.30       $ 10.00
Income from Investment Operations:
   Net investment income (loss)                             0.13          0.02
   Net realized and unrealized gain
      (loss) on investments                                 0.64          0.30
                                                        --------       -------
Total from investment operations                            0.77          0.32
Less distributions:
   Dividends from net investment income                    (0.12)        (0.02)
   Distributions from capital gains                         0.00          0.00
   Returns of capital                                       0.00          0.00
                                                        --------       -------
Total distributions                                        (0.12)        (0.02)
                                                        --------       -------
Net asset value, end of period                          $  10.95       $ 10.30
                                                        ========       =======
TOTAL RETURN(3)                                             7.47%         3.15%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $262,878       $67,293
Ratio of expenses to average net assets
   before waivers and reimbursements(6)                     0.66%         0.62%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements(6)                      0.60%(8)      0.59%(2)
Ratio of net investment income (loss) to
   average net assets                                       1.26%         0.99%(2)
Portfolio turnover rate(4)                                     2%            0%(7)

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  The fund commenced operations on 5/28/2004.

(6)  Expense ratios do not include expenses of the underlying funds.

(7)  The amount per share rounds to zero.

(8) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.60%, 1.31% and 1.31% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                    129

FINANCIAL HIGHLIGHTS

THE HARTFORD BALANCED ALLOCATION FUND -- CLASS B

                                                                        5/28/2004-
                                           10/31/2006   10/31/2005    10/31/2004(5)
                                           ----------   ----------    -------------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $ 10.28       $ 10.00
Income from Investment Operations:
   Net investment income (loss)                             0.06          0.01
   Net realized and unrealized gain
      (loss) on investments                                 0.62          0.27
                                                         -------       -------
Total from investment operations                            0.68          0.28
Less distributions:
   Dividends from net investment income                    (0.04)         0.00
   Distributions from capital gains                         0.00          0.00
   Returns of capital                                       0.00          0.00
                                                         -------       -------
Total distributions                                        (0.04)        (0.00)
                                                         -------       -------
Net asset value, end of period                           $ 10.92       $ 10.28
                                                         =======       =======
TOTAL RETURN(3)                                             6.66%         2.82%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $72,619       $18,841
Ratio of expenses to average net assets
   before waivers and reimbursements(6)                     1.47%         1.45%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements(6)                      1.31%(8)      1.29%(2)
Ratio of net investment income (loss) to
   average net assets                                       0.55%         0.33%(2)
Portfolio turnover rate(4)                                     2%            0%(7)

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  The fund commenced operations on 5/28/2004.

(6)  Expense ratios do not include expenses of the underlying funds.

(7)  The amount per share rounds to zero.

(8) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.60%, 1.31% and 1.31% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                    130

FINANCIAL HIGHLIGHTS

THE HARTFORD BALANCED ALLOCATION FUND -- CLASS C

                                                                        5/28/2004-
                                           10/31/2006   10/31/2005    10/31/2004(5)
                                           ----------   ----------    -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  10.28       $ 10.00
Income from Investment Operations:
   Net investment income (loss)                             0.06          0.00
   Net realized and unrealized gain
      (loss) on investments                                 0.62          0.28
                                                        --------       -------
Total from investment operations                            0.68          0.28
Less distributions:
   Dividends from net investment income                    (0.04)         0.00
   Distributions from capital gains                         0.00          0.00
   Returns of capital                                       0.00          0.00
                                                        --------       -------
Total distributions                                        (0.04)         0.00
                                                        --------       -------
Net asset value, end of period                          $  10.92       $ 10.28
                                                        ========       =======
TOTAL RETURN(3)                                             6.66%         2.82%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $103,248       $30,414
Ratio of expenses to average net assets
   before waivers and reimbursements(6)                     1.41%         1.38%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements(6)                      1.31%(8)      1.29%(2)
Ratio of net investment income (loss)
   to average net assets                                    0.56%         0.30%(2)
Portfolio turnover rate(4)                                     2%            0%(7)

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  The fund commenced operations on 5/28/2004.

(6)  Expense ratios do not include expenses of the underlying funds.

(7)  The amount per share rounds to zero.

(8) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.60%, 1.31% and 1.31% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                    131

FINANCIAL HIGHLIGHTS

THE HARTFORD CONSERVATIVE ALLOCATION FUND -- CLASS A

                                                                       5/28/2004-
                                           10/31/2006   10/31/2005   10/31/2004(5)
                                           ----------   ----------   -------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 10.27       $ 10.00
Income from Investment Operations:
   Net investment income (loss)                            0.23          0.03
   Net realized and unrealized gain
      (loss) on investments                                0.28          0.27
                                                        -------       -------
Total from investment operations                           0.51          0.30
Less distributions:
   Dividends from net investment income                   (0.21)        (0.03)
   Distributions from capital gains                        0.00          0.00
   Returns of capital                                      0.00          0.00
                                                        -------       -------
Total distributions                                       (0.21)        (0.03)
                                                        -------       -------
Net asset value, end of period                          $ 10.57       $ 10.27
                                                        =======       =======
TOTAL RETURN(3)                                            4.96%         2.96%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $70,533       $33,921
Ratio of expenses to average net assets
   before waivers and reimbursements(6)                    0.63%         0.63%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements(6)                     0.60%(8)      0.60%(2)
Ratio of net investment income (loss) to
   average net assets                                      2.25%         1.70%(2)
Portfolio turnover rate(4)                                   23%            0%(7)

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  The fund commenced operations on 5/28/2004.

(6)  Expense ratios do not include expenses of the underlying funds.

(7)  The amount per share rounds to zero.

(8) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.60%, 1.26% and 1.26% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                    132

FINANCIAL HIGHLIGHTS

THE HARTFORD CONSERVATIVE ALLOCATION FUND -- CLASS B

                                                                       5/28/2004-
                                           10/31/2006   10/31/2005   10/31/2004(5)
                                           ----------   ----------   -------------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 10.26        $10.00
Income from Investment Operations:
   Net investment income (loss)                            0.16          0.02
   Net realized and unrealized gain
      (loss) on investments                                0.28          0.25
                                                        -------        ------
Total from investment operations                           0.44          0.27
Less distributions:
   Dividends from net investment income                   (0.14)        (0.01)
   Distributions from capital gains                        0.00          0.00
   Returns of capital                                      0.00          0.00
                                                        -------        ------
Total distributions                                       (0.14)        (0.01)
                                                        -------        ------
Net asset value, end of period                          $ 10.56        $10.26
                                                        =======        ======
TOTAL RETURN(3)                                            4.26%         2.70%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $14,525        $4,993
Ratio of expenses to average net assets
   before waivers and reimbursements(6)                    1.48%         1.44%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements(6)                     1.26%(8)      1.25%(2)
Ratio of net investment income (loss) to
   average net assets                                      1.60%         1.05%(2)
Portfolio turnover rate(4)                                   23%            0%(7)

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  The fund commenced operations on 5/28/2004.

(6)  Expense ratios do not include expenses of the underlying funds.

(7)  The amount per share rounds to zero.

(8) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.60%, 1.26% and 1.26% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                    133

FINANCIAL HIGHLIGHTS

THE HARTFORD CONSERVATIVE ALLOCATION FUND -- CLASS C

                                                                       5/28/2004-
                                           10/31/2006   10/31/2005   10/31/2004(5)
                                           ----------   ----------   -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period
Income from Investment Operations:                      $ 10.26       $ 10.00
   Net investment income (loss)                            0.16          0.02
   Net realized and unrealized gain
      (loss) on investments                                0.28          0.25
                                                        -------       -------
Total from investment operations                           0.44          0.27
Less distributions:
   Dividends from net investment income                   (0.14)        (0.01)
   Distributions from capital gains                        0.00          0.00
   Returns of capital                                      0.00          0.00
                                                        -------       -------
Total distributions                                       (0.14)        (0.01)
                                                        -------       -------
Net asset value, end of period                          $ 10.56       $ 10.26
                                                        =======       =======
TOTAL RETURN(3)                                            4.26%         2.70%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $27,453       $10,807
Ratio of expenses to average net assets
   before waivers and reimbursements(6)                    1.42%         1.38%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements(6)                     1.26%(8)      1.25%(2)
Ratio of net investment income (loss) to
   average net assets                                      1.56%         1.17%(2)
Portfolio turnover rate(4)                                   23%            0%(7)

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  The fund commenced operations on 5/28/2004.

(6)  Expense ratios do not include expenses of the underlying funds.

(7)  The amount per share rounds to zero.

(8) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.60%, 1.26% and 1.26% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                    134

FINANCIAL HIGHLIGHTS

THE HARTFORD INCOME ALLOCATION FUND -- CLASS A

                                                                       5/28/2004-
                                           10/31/2006   10/31/2005   10/31/2004(5)
                                           ----------   ----------   -------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period
Income from Investment Operations:                      $ 10.15       $ 10.00
   Net investment income (loss)                            0.36          0.09
   Net realized and unrealized gain
      (loss) on investments                               (0.26)         0.15
                                                        -------       -------
Total from investment operations                           0.10          0.24
Less distributions:
   Dividends from net investment income                   (0.36)        (0.09)
   Distributions from capital gains                        0.00          0.00
   Returns of capital                                      0.00          0.00
                                                        -------       -------
Total distributions                                       (0.36)        (0.09)
                                                        -------       -------
Net asset value, end of period                          $  9.89       $ 10.15
                                                        =======       =======
TOTAL RETURN(3)                                            1.01%         2.42%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $19,445       $10,539
Ratio of expenses to average net assets
   before waivers and reimbursements(6)                    0.76%         0.73%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements(6)                     0.56%(7)      0.56%(2)
Ratio of net investment income (loss) to
   average net assets                                      3.75%         3.21%(2)
Portfolio turnover rate(4)                                   30%            3%

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  The fund commenced operations on 5/28/2004.

(6)  Expense ratios do not include expenses of the underlying funds.

(7) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.56%, 1.26% and 1.26% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                    135

FINANCIAL HIGHLIGHTS

THE HARTFORD INCOME ALLOCATION FUND -- CLASS B

                                                                      5/28/2004-
                                           10/31/2006   10/31/2005   10/31/2004(5)
                                           ----------   ----------   -------------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period
Income from Investment Operations:                      $10.14         $10.00
   Net investment income (loss)                           0.29           0.07
   Net realized and unrealized gain
      (loss) on investments                              (0.26)          0.14
                                                        ------         ------
Total from investment operations                          0.03           0.21
Less distributions:
   Dividends from net investment income                  (0.29)         (0.07)
   Distributions from capital gains                       0.00           0.00
   Returns of capital                                     0.00           0.00
                                                        ------         ------
Total distributions                                      (0.29)         (0.07)
                                                        ------         ------
Net asset value, end of period                          $ 9.88         $10.14
                                                        ======         ======
TOTAL RETURN(3)                                           0.29%          2.08%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $4,778         $1,690
Ratio of expenses to average net assets
   before waivers and reimbursements(6)                   1.56%          1.63%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements(6)                    1.26%(7)       1.26%(2)
Ratio of net investment income (loss)
   to average net assets                                  3.09%          2.56%(2)
Portfolio turnover rate(4)                                  30%             3%

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  The fund commenced operations on 5/28/2004.

(6)  Expense ratios do not include expenses of the underlying funds.

(7) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.56%, 1.26% and 1.26% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                    136

FINANCIAL HIGHLIGHTS

THE HARTFORD INCOME ALLOCATION FUND -- CLASS C

                                                                       5/28/2004-
                                           10/31/2006   10/31/2005   10/31/2004(5)
                                           ----------   ----------   -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.14         $10.00
Income from Investment Operations:
   Net investment income (loss)                           0.30           0.07
   Net realized and unrealized gain
      (loss) on investments                              (0.27)          0.14
                                                        ------         ------
Total from investment operations                          0.03           0.21
Less distributions:
   Dividends from net investment income                  (0.29)         (0.07)
   Distributions from capital gains                       0.00           0.00
   Returns of capital                                     0.00           0.00
                                                        ------         ------
Total distributions                                      (0.29)         (0.07)
                                                        ------         ------
Net asset value, end of period                          $ 9.88         $10.14
                                                        ======         ======
TOTAL RETURN(3)                                           0.30%          2.08%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $7,711         $4,880
Ratio of expenses to average net assets
   before waivers and reimbursements(6)                   1.51%          1.48%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements(6)                    1.26%(7)       1.26%(2)
Ratio of net investment income (loss)
   to average net assets                                  3.04%          2.59%(2)
Portfolio turnover rate(4)                                  30%             3%

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  The fund commenced operations on 5/28/2004.

(6)  Expense ratios do not include expenses of the underlying funds.

(7) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.56%, 1.26% and 1.26% for Classes A, B and C respectively.


THE HARTFORD MUTUAL FUNDS                                                    137

FINANCIAL HIGHLIGHTS

THE HARTFORD RETIREMENT INCOME FUND -- CLASS A

                                                         09/30/2005-
                                           10/31/2006   10/31/2005(5)
                                           ----------   -------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $10.00
Income from Investment Operations:
   Net investment income (loss)                             0.02
   Net realized and unrealized gain
      (loss) on investments                                (0.14)
                                                          ------
Total from investment operations                           (0.12)
Less distributions:
   Dividends from net investment income                    (0.01)
   Distributions from capital gains                         0.00
   Returns of capital                                       0.00
                                                          ------
Total distributions                                        (0.01)
                                                          ------
Net asset value, end of period                            $ 9.87
                                                          ======
TOTAL RETURN(1)(3)                                         (1.22%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $   47
Ratio of expenses to average net assets
   before waivers and reimbursements                        0.63%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements                         0.53%(2)
Ratio of net investment income (loss) to
   average net assets                                       4.08%(2)
Portfolio turnover rate(4)                                    83%

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Expense ratios do not include expenses of the underlying funds.


THE HARTFORD MUTUAL FUNDS                                                    138

FINANCIAL HIGHLIGHTS

THE HARTFORD RETIREMENT INCOME FUND -- CLASS B

                                                         09/30/2005
                                           10/31/2006   10/31/2005(5)
                                           ----------   -------------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $10.00
Income from Investment Operations:
   Net investment income (loss)                             0.01
   Net realized and unrealized gain
      (loss) on investments                                (0.14)
                                                          ------
Total from investment operations                           (0.13)
Less distributions:
   Dividends from net investment income                     0.00
   Distributions from capital gains                         0.00
   Returns of capital                                       0.00
                                                          ------
Total distributions                                         0.00
                                                          ------
Net asset value, end of period                            $ 9.87
                                                          ======
TOTAL RETURN(1)(3)                                         (1.29%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $   10
Ratio of expenses to average net assets
   before waivers and reimbursements                        1.36%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements                         1.26%(2)
Ratio of net investment income (loss) to
   average net assets                                       1.76%(2)
Portfolio turnover rate(4)                                    83%

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Expense ratios do not include expenses of the underlying funds.


THE HARTFORD MUTUAL FUNDS                                                    139

FINANCIAL HIGHLIGHTS

THE HARTFORD RETIREMENT INCOME FUND -- CLASS C

                                                          09/30/2005
                                           10/31/2006   10/31/2005(5)
                                           ----------   -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $10.00
Income from Investment Operations:
   Net investment income (loss)                             0.01
   Net realized and unrealized gain
     (loss) on investments                                 (0.14)
                                                          ------
Total from investment operations                           (0.13)
Less distributions:
   Dividends from net investment income                     0.00
   Distributions from capital gains                         0.00
   Returns of capital                                       0.00
                                                          ------
Total distributions                                         0.00
                                                          ------
Net asset value, end of period                            $ 9.87
                                                          ======
TOTAL RETURN(1)(3)                                         (1.29%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $   10
Ratio of expenses to average net assets
   before waivers and reimbursements                        1.36%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements                         1.26%(2)
Ratio of net investment income (loss) to
   average net assets                                       1.76%(2)
Portfolio turnover rate(4)                                    83%

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Expense ratios do not include expenses of the underlying funds.


THE HARTFORD MUTUAL FUNDS                                                    140

FINANCIAL HIGHLIGHTS

THE HARTFORD TARGET RETIREMENT 2010 FUND -- CLASS A

                                                          09/30/2005
                                           10/31/2006   10/31/2005(5)
                                           ----------   -------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $10.00
Income from Investment Operations:
   Net investment income (loss)                             0.02
   Net realized and unrealized gain
      (loss) on investments                                (0.20)
                                                          ------
Total from investment operations                           (0.18)
Less distributions:
   Dividends from net investment income                     0.00
   Distributions from capital gains                         0.00
   Returns of capital                                       0.00
                                                          ------
Total distributions                                         0.00
                                                          ------
Net asset value, end of period                            $ 9.82
                                                          ======
TOTAL RETURN(1)(3)                                         (1.80%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $   11
Ratio of expenses to average net assets
   before waivers and reimbursements                        0.65%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements                         0.49%(2)
Ratio of net investment income (loss) to
   average net assets                                       2.53%(2)
Portfolio turnover rate(4)                                    12%

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Expense ratios do not include expenses of the underlying funds.


THE HARTFORD MUTUAL FUNDS                                                    141

FINANCIAL HIGHLIGHTS

THE HARTFORD TARGET RETIREMENT 2010 FUND -- CLASS B

                                                         09/30/2005-
                                           10/31/2006   10/31/2005(5)
                                           ----------   -------------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $10.00
Income from Investment Operations:
   Net investment income (loss)                             0.01
   Net realized and unrealized gain
      (loss) on investments                                (0.19)
                                                          ------
Total from investment operations                           (0.18)
Less distributions:
   Dividends from net investment income                     0.00
   Distributions from capital gains                         0.00
   Returns of capital                                       0.00
                                                          ------
Total distributions                                         0.00
                                                          ------
Net asset value, end of period                            $ 9.82
                                                          ======
TOTAL RETURN(1)(3)                                         (1.80%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $   10
Ratio of expenses to average net assets
   before waivers and reimbursements                        1.41%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements                         1.26%(2)
Ratio of net investment income (loss) to
   average net assets                                       1.61%(2)
Portfolio turnover rate(4)                                    12%

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Expense ratios do not include expenses of the underlying funds.


THE HARTFORD MUTUAL FUNDS                                                    142

FINANCIAL HIGHLIGHTS

THE HARTFORD TARGET RETIREMENT 2010 FUND -- CLASS C

                                                          09/30/2005
                                           10/31/2006   10/31/2005(5)
                                           ----------   -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $10.00
Income from Investment Operations:
   Net investment income (loss)                             0.01
   Net realized and unrealized gain
      (loss) on investments                                (0.19)
                                                          ------
Total from investment operations                           (0.18)
Less distributions:
   Dividends from net investment income                     0.00
   Distributions from capital gains                         0.00
   Returns of capital                                       0.00
                                                          ------
Total distributions                                         0.00
                                                          ------
Net asset value, end of period                            $ 9.82
                                                          ======
TOTAL RETURN(1)(3)                                         (1.80%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $   10
Ratio of expenses to average net assets
   before waivers and reimbursements                        1.41%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements                         1.27%(2)
Ratio of net investment income (loss) to
   average net assets                                       1.60%(2)
Portfolio turnover rate(4)                                    12%

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Expense ratios do not include expenses of the underlying funds.


THE HARTFORD MUTUAL FUNDS                                                    143

FINANCIAL HIGHLIGHTS

THE HARTFORD TARGET RETIREMENT 2020 FUND -- CLASS A

                                                          09/30/2005
                                           10/31/2006   10/31/2005(5)
                                           ----------   -------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $10.00
Income from Investment Operations:
   Net investment income (loss)                             0.01
   Net realized and unrealized gain
      (loss) on investments                                (0.22)
                                                          ------
Total from investment operations                           (0.21)
Less distributions:
   Dividends from net investment income                     0.00
   Distributions from capital gains                         0.00
   Returns of capital                                       0.00
                                                          ------
Total distributions                                         0.00
                                                          ------
Net asset value, end of period                            $ 9.79
                                                          ======
TOTAL RETURN(1)(3)                                         (2.10%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $  144
Ratio of expenses to average net assets
   before waivers and reimbursements                        0.66%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements                         0.51%(2)
Ratio of net investment income (loss) to
   average net assets                                       2.77%(2)
Portfolio turnover rate(4)                                    28%

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Expense ratios do not include expenses of the underlying funds.


THE HARTFORD MUTUAL FUNDS                                                    144

FINANCIAL HIGHLIGHTS

THE HARTFORD TARGET RETIREMENT 2020 FUND -- CLASS B

                                                          09/30/2005
                                           10/31/2006   10/31/2005(5)
                                           ----------   -------------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $10.00
Income from Investment Operations:
   Net investment income (loss)                             0.01
   Net realized and unrealized gain
      (loss) on investments                                (0.23)
                                                          ------
Total from investment operations                           (0.22)
Less distributions:
   Dividends from net investment income                     0.00
   Distributions from capital gains                         0.00
   Returns of capital                                       0.00
                                                          ------
Total distributions                                         0.00
                                                          ------
Net asset value, end of period                            $ 9.78
                                                          ======
TOTAL RETURN(1)(3)                                         (2.20%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $   10
Ratio of expenses to average net assets
   before waivers and reimbursements                        1.37%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements                         1.25%(2)
Ratio of net investment income (loss) to
   average net assets                                       0.86%(2)
Portfolio turnover rate(4)                                    28%

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Expense ratios do not include expenses of the underlying funds.


THE HARTFORD MUTUAL FUNDS                                                    145

FINANCIAL HIGHLIGHTS

THE HARTFORD TARGET RETIREMENT 2020 FUND -- CLASS C

                                                          09/30/2005
                                           10/31/2006   10/31/2005(5)
                                           ----------   -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $10.00
Income from Investment Operations:
   Net investment income (loss)                             0.01
   Net realized and unrealized gain
      (loss) on investments                                (0.23)
                                                          ------
Total from investment operations                           (0.22)
Less distributions:
   Dividends from net investment income                     0.00
   Distributions from capital gains                         0.00
   Returns of capital                                       0.00
                                                          ------
Total distributions                                         0.00
                                                          ------
Net asset value, end of period                            $ 9.78
                                                          ======
TOTAL RETURN(1)(3)                                         (2.20%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $   10
Ratio of expenses to average net assets
   before waivers and reimbursements                        1.37%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements                         1.26%(2)
Ratio of net investment income (loss) to
   average net assets                                       0.85%(2)
Portfolio turnover rate(4)                                    28%

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Expense ratios do not include expenses of the underlying funds.


THE HARTFORD MUTUAL FUNDS                                                    146

FINANCIAL HIGHLIGHTS

THE HARTFORD TARGET RETIREMENT 2030 FUND -- CLASS A

                                                          09/30/2005
                                           10/31/2006   10/31/2005(5)
                                           ----------   -------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $10.00
Income from Investment Operations:
   Net investment income (loss)                            0.01
   Net realized and unrealized gain
      (loss) on investments                               (0.26)
                                                         ------
Total from investment operations                          (0.25)
Less distributions:
   Dividends from net investment income                    0.00
   Distributions from capital gains                        0.00
   Returns of capital                                      0.00
                                                         ------
Total distributions                                        0.00
                                                         ------
Net asset value, end of period                           $ 9.75
                                                         ======
TOTAL RETURN(1)(3)                                        (2.50%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $   10
Ratio of expenses to average net assets
   before waivers and reimbursements                       0.69%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements                        0.48%(2)
Ratio of net investment income (loss) to
   average net assets                                      0.76%(2)
Portfolio turnover rate(4)                                   14%

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Expense ratios do not include expenses of the underlying funds.


THE HARTFORD MUTUAL FUNDS                                                    147

FINANCIAL HIGHLIGHTS

THE HARTFORD TARGET RETIREMENT 2030 FUND -- CLASS B

                                                          09/30/2005
                                           10/31/2006   10/31/2005(5)
                                           ----------   -------------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $10.00
Income from Investment Operations:
   Net investment income (loss)                             0.00(6)
   Net realized and unrealized gain
      (loss) on investments                                (0.26)
                                                          ------
Total from investment operations                           (0.26)
Less distributions:
   Dividends from net investment income                     0.00
   Distributions from capital gains                         0.00
   Returns of capital                                       0.00
                                                          ------
Total distributions                                         0.00
                                                          ------
Net asset value, end of period                            $ 9.74
                                                          ======
TOTAL RETURN(1)(3)                                         (2.60%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $   10
Ratio of expenses to average net assets
   before waivers and reimbursements                        1.39%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements                         1.24%(2)
Ratio of net investment income (loss) to
   average net assets                                       0.00%(2)
Portfolio turnover rate(4)                                    14%

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Expense ratios do not include expenses of the underlying funds.

(6)  Net Investment Income (Loss) is less than a penny a share.


THE HARTFORD MUTUAL FUNDS                                                    148

FINANCIAL HIGHLIGHTS

THE HARTFORD TARGET RETIREMENT 2030 FUND -- CLASS C

                                                         09/30/2005-
                                           10/31/2006   10/31/2005(5)
                                           ----------   -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $10.00
Income from Investment Operations:
   Net investment income (loss)                             0.00(6)
   Net realized and unrealized gain
      (loss) on investments                                (0.26)
                                                          ------
Total from investment operations                           (0.26)
Less distributions:
   Dividends from net investment income                     0.00
   Distributions from capital gains                         0.00
   Returns of capital                                       0.00
                                                          ------
Total distributions                                         0.00
                                                          ------
Net asset value, end of period                            $ 9.74
                                                          ======
TOTAL RETURN(1)(3)                                         (2.60%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $    9
Ratio of expenses to average net assets
   before waivers and reimbursements                        1.39%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements                         1.24%(2)
Ratio of net investment income (loss) to
   average net assets                                       0.00%
Portfolio turnover rate(4)                                    14%

(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Expense ratios do not include expenses of the underlying funds.

(6)  Net Investment Income (Loss) is less than a penny a share.


THE HARTFORD MUTUAL FUNDS                                                    149

FUND CODE, CUSIP NUMBER AND SYMBOL






                                                        CLASS   FUND     CUSIP
NAME                                                   SHARES   CODE     NUMBER    SYMBOL
----                                                   ------   ----   ---------   ------
The Hartford Advisers Fund                                A      210   416645810    ITTAX
The Hartford Advisers Fund                                B      211   416645794    IHABX
The Hartford Advisers Fund                                C      212   416645588    HAFCX
The Hartford Balanced Income Fund                         A     1289   416648244    HBLAX
The Hartford Balanced Income Fund                         B     1290   416648236    HBLBX
The Hartford Balanced Income Fund                         C     1291   416648228    HBLCX
The Hartford Capital Appreciation Fund                    A      214   416645406    ITHAX
The Hartford Capital Appreciation Fund                    B      228   416645505    IHCAX
The Hartford Capital Appreciation Fund                    C      237   416645638    HCACX
The Hartford Capital Appreciation II Fund                 A     1205   416648590    HCTAX
The Hartford Capital Appreciation II Fund                 B     1206   416648582    HCTBX
The Hartford Capital Appreciation II Fund                 C     1207   416648574    HFCCX
The Hartford Disciplined Equity Fund                      A      215   416645679    HAIAX
The Hartford Disciplined Equity Fund                      B      220   416645661    HGIBX
The Hartford Disciplined Equity Fund                      C      243   416645547    HGICX
The Hartford Dividend and Growth Fund                     A      223   416645844    IHGIX
The Hartford Dividend and Growth Fund                     B      224   416645836    ITDGX
The Hartford Dividend and Growth Fund                     C      248   416645596    HDGCX
The Hartford Equity Income Fund                           A     1658   416648889    HQIAX
The Hartford Equity Income Fund                           B     1659   416648871    HQIBX
The Hartford Equity Income Fund                           C     1660   416648863    HQICX
The Hartford Floating Rate Fund                           A     1209   416648558    HFLAX
The Hartford Floating Rate Fund                           B     1210   416648541    HFLBX
The Hartford Floating Rate Fund                           C     1211   416648533    HFLCX
The Hartford Focus Fund                                   A     1269   416645224    HFFAX
The Hartford Focus Fund                                   B     1270   416645216    HFFBX
The Hartford Focus Fund                                   C     1271   416645190    HFFCX
The Hartford Global Communications Fund                   A     1224   416645356    HGCAX
The Hartford Global Communications Fund                   B     1225   416645349    HGCBX
The Hartford Global Communications Fund                   C     1226   416645331    HGCCX
The Hartford Global Financial Services Fund               A     1220   416645315    HGFAX
The Hartford Global Financial Services Fund               B     1221   416645299    HGFBX
The Hartford Global Financial Services Fund               C     1222   416645281    HGFCX
The Hartford Global Health Fund                           A     1610   416645398    HGHAX
The Hartford Global Health Fund                           B     1611   416645380    HGHBX
The Hartford Global Health Fund                           C     1612   416645372    HGHCX
The Hartford Global Leaders Fund                          A      206   416645539    HALAX
The Hartford Global Leaders Fund                          B      285   416645521    HGLBX
The Hartford Global Leaders Fund                          C      291   416645513    HGLCX
The Hartford Global Technology Fund                       A     1606   416645448    HGTAX
The Hartford Global Technology Fund                       B     1607   416645430    HGTBX
The Hartford Global Technology Fund                       C     1608   416645422    HGTCX
The Hartford Growth Fund                                  A     1228   416529691    HGWAX



THE HARTFORD MUTUAL FUNDS                                                    427

FUND CODE, CUSIP NUMBER AND SYMBOL



                                                        CLASS   FUND     CUSIP
NAME                                                   SHARES   CODE     NUMBER    SYMBOL
----                                                   ------   ----   ---------   ------
The Hartford Growth Fund                                  B     1229   416529683    HGWBX
The Hartford Growth Fund                                  C     1230   416529675    HGWCX
The Hartford Growth Opportunities Fund                    A     1618   416529881    HGOAX
The Hartford Growth Opportunities Fund                    B     1619   416529873    HGOBX
The Hartford Growth Opportunities Fund                    C     1620   416529865    HGOCX

The Hartford High Yield Fund                              A      316   416645489    HAHAX
The Hartford High Yield Fund                              B      202   416645471    HAHBX
The Hartford High Yield Fund                              C      203   416645463    HAHCX
The Hartford Income Fund                                  A     1638   416646248    HTIAX
The Hartford Income Fund                                  B     1639   416646230    HTIBX
The Hartford Income Fund                                  C     1640   416646222    HTICX
The Hartford Inflation Plus Fund                          A     1646   416646156    HIPAX
The Hartford Inflation Plus Fund                          B     1647   416646149    HIPBX
The Hartford Inflation Plus Fund                          C     1648   416646131    HIPCX
The Hartford International Capital Appreciation Fund      A     1273   416645182    HNCAX
The Hartford International Capital Appreciation Fund      B     1274   416645174    HNCBX
The Hartford International Capital Appreciation Fund      C     1275   416645166    HNCCX
The Hartford International Opportunities Fund             A      207   416645703    IHOAX
The Hartford International Opportunities Fund             B      208   416645802    HIOBX
The Hartford International Opportunities Fund             C      239   416645620    HIOCX
The Hartford International Small Company Fund             A     1277   416645158    HNSAX
The Hartford International Small Company Fund             B     1278   416645141    HNSBX
The Hartford International Small Company Fund             C     1279   416645133    HNSCX
The Hartford LargeCap Growth Fund                         A     1320   416649812
The Hartford LargeCap Growth Fund                         B     1321   416649796
The Hartford LargeCap Growth Fund                         C     1322   416649788
The Hartford MidCap Fund                                  A      937   416645711    HFMCX
The Hartford MidCap Fund                                  B      978   416645695    HAMBX
The Hartford MidCap Fund                                  C      238   416645554    HMDCX
The Hartford MidCap Growth Fund                           A     1293   416648152    HPGAX
The Hartford MidCap Growth Fund                           B     1294   416648145    HPGBX
The Hartford MidCap Growth Fund                           C     1295   416648137    HPGCX
The Hartford MidCap Value Fund                            A     1281   416646107    HMVAX
The Hartford MidCap Value Fund                            B     1282   416646206    HMVBX
The Hartford MidCap Value Fund                            C     1283   416646305    HMVCX
The Hartford Money Market Fund                            A      940   416645745    IHAXX
The Hartford Money Market Fund                            B      290   416645737    HMBXX
The Hartford Money Market Fund                            C      259   416645562    HRCXX
The Hartford Select MidCap Growth Fund                    A     1201   416648640    HSMAX
The Hartford Select MidCap Growth Fund                    B     1202   416648632    HSMBX
The Hartford Select MidCap Growth Fund                    C     1203   416648624    HTSCX
The Hartford Select MidCap Value Fund                     A     1213   416648517    HFVAX
The Hartford Select MidCap Value Fund                     B     1214   416648491    HSVBX
The Hartford Select MidCap Value Fund                     C     1215   416648483    HFVCX
The Hartford Select SmallCap Growth Fund                  A     1248   416648467    HFSAX
The Hartford Select SmallCap Growth Fund                  B     1249   416648459    HFSBX
The Hartford Select SmallCap Growth Fund                  C     1250   416648442    HFSCX



THE HARTFORD MUTUAL FUNDS                                                    428

FUND CODE, CUSIP NUMBER AND SYMBOL



                                                        CLASS   FUND     CUSIP
NAME                                                   SHARES   CODE     NUMBER    SYMBOL
----                                                   ------   ----   ---------   ------
The Hartford Select SmallCap Value Fund                   A     1297   416648194    HTVAX
The Hartford Select SmallCap Value Fund                   B     1298   416648186    HTVBX
The Hartford Select SmallCap Value Fund                   C     1299   416648178    HTVCX
The Hartford Short Duration Fund                          A     1642   416646198    HSDAX
The Hartford Short Duration Fund                          B     1643   416646180    HSDBX
The Hartford Short Duration Fund                          C     1644   416646172    HSDCX
The Hartford Small Company Fund                           A      205   416645109    IHSAX
The Hartford Small Company Fund                           B      227   416645208    HSCBX
The Hartford Small Company Fund                           C      231   416645646    HSMCX
The Hartford SmallCap Growth Fund                         A     1622   416529105    HSLAX
The Hartford SmallCap Growth Fund                         B     1623   416529204    HSLBX
The Hartford SmallCap Growth Fund                         C     1624   416529303    HSLCX
The Hartford Stock Fund                                   A      221   416645877    IHSTX
The Hartford Stock Fund                                   B      972   416645869    ITSBX
The Hartford Stock Fund                                   C      242   416645612    HSFCX

The Hartford Tax-Free California Fund                     A     1650   416648103    HTFAX
The Hartford Tax-Free California Fund                     B     1651   416648202    HTFBX
The Hartford Tax-Free California Fund                     C     1652   416648301    HTFCX
The Hartford Tax-Free Minnesota Fund                      A     1626   416529618    HTMAX
The Hartford Tax-Free Minnesota Fund                      B     1627   416529592    HTMBX
The Hartford Tax-Free Minnesota Fund                      C     1628   416529584    HTMCX
The Hartford Tax-Free National Fund                       A     1630   416529519    HTNAX
The Hartford Tax-Free National Fund                       B     1631   416529493    HTNBX
The Hartford Tax-Free National Fund                       C     1632   416529485    HTNCX
The Hartford Tax-Free New York Fund                       A     1654   416648509    HTYAX
The Hartford Tax-Free New York Fund                       B     1655   416648608    HTYBX
The Hartford Tax-Free New York Fund                       C     1656   416648707    HTYCX
The Hartford Total Return Bond Fund                       A      217   416645778    ITBAX
The Hartford Total Return Bond Fund                       B      218   416645760    ITBBX
The Hartford Total Return Bond Fund                       C      254   416645570    HABCX
The Hartford U.S. Government Securities Fund              A     1634   416529410    HUSAX
The Hartford U.S. Government Securities Fund              B     1635   416529394    HUSBX
The Hartford U.S. Government Securities Fund              C     1636   416529386    HUSCX
The Hartford Value Fund                                   A     1285   416646404    HVFAX
The Hartford Value Fund                                   B     1286   416646503    HVFBX
The Hartford Value Fund                                   C     1287   416646602    HVFCX
The Hartford Value Opportunities Fund                     A     1614   416529782    HVOAX
The Hartford Value Opportunities Fund                     B     1615   416529774    HVOBX
The Hartford Value Opportunities Fund                     C     1616   416529766    HVOCX
The Hartford Equity Growth Allocation Fund                A     1662   416648814    HAAAX
The Hartford Equity Growth Allocation Fund                B     1663   416648798    HAABX
The Hartford Equity Growth Allocation Fund                C     1664   416648780    HAACX
The Hartford Growth Allocation Fund                       A     1666   416648772    HRAAX
The Hartford Growth Allocation Fund                       B     1667   416648764    HRABX
The Hartford Growth Allocation Fund                       C     1668   416648756    HRACX
The Hartford Balanced Allocation Fund                     A     1670   416648749    HBAAX
The Hartford Balanced Allocation Fund                     B     1671   416648731    HBABX
The Hartford Balanced Allocation Fund                     C     1672   416648723    HBACX



THE HARTFORD MUTUAL FUNDS                                                    429

FUND CODE, CUSIP NUMBER AND SYMBOL


                                                        CLASS   FUND     CUSIP
NAME                                                   SHARES   CODE     NUMBER    SYMBOL
----                                                   ------   ----   ---------   ------
The Hartford Conservative Allocation Fund                 A     1674   416648715    HCVAX
The Hartford Conservative Allocation Fund                 B     1675   416648699    HCVBX
The Hartford Conservative Allocation Fund                 C     1676   416648681    HCVCX
The Hartford Income Allocation Fund                       A     1678   416648673    HINAX
The Hartford Income Allocation Fund                       B     1679   416648665    HINBX
The Hartford Income Allocation Fund                       C     1680   416648657    HINCX
The Hartford Retirement Income Fund                       A     1232   416648269    HTRAX
The Hartford Retirement Income Fund                       B     1233   416648251    HTGBX
The Hartford Retirement Income Fund                       C     1234   416648426    HTRCX
The Hartford Target Retirement 2010 Fund                  A     1236   416648392    HTTAX
The Hartford Target Retirement 2010 Fund                  B     1237   416648384    HTTBX
The Hartford Target Retirement 2010 Fund                  C     1238   416648376    HTTCX
The Hartford Target Retirement 2020 Fund                  A     1240   416648350    HTWAX
The Hartford Target Retirement 2020 Fund                  B     1241   416648343    HTWBX
The Hartford Target Retirement 2020 Fund                  C     1242   416648335    HTWCX

The Hartford Target Retirement 2030 Fund                  A     1244   416648319    HTHAX
The Hartford Target Retirement 2030 Fund                  B     1245   416648293    HTHBX
The Hartford Target Retirement 2030 Fund                  C     1246   416648285    HTHCX


THE HARTFORD MUTUAL FUNDS                                                    430

FOR MORE INFORMATION

Two documents are available that offer further information on The Hartford Mutual Funds:

ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

BY MAIL:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

BY PHONE:

1-888-843-7824

ON THE INTERNET:

www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:

Internet: (on the EDGAR Database on the SEC's internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:

The Hartford Mutual Funds, Inc. 811-07589
The Hartford Mutual Funds II, Inc. 811-00558

THE HARTFORD MUTUAL FUNDS

                                 CLASS Y SHARES
                                   PROSPECTUS





                               ______________ 2007



AS WITH ALL MUTUAL FUNDS, THE    THE HARTFORD ADVISERS FUND
SECURITIES AND EXCHANGE          THE HARTFORD BALANCED INCOME FUND
COMMISSION HAS NOT APPROVED OR   THE HARTFORD CAPITAL APPRECIATION FUND
DISAPPROVED THESE SECURITIES     THE HARTFORD CAPITAL APPRECIATION II FUND
OR PASSED UPON THE ADEQUACY OF   THE HARTFORD DISCIPLINED EQUITY FUND
THIS PROSPECTUS. ANY             THE HARTFORD DIVIDEND AND GROWTH FUND
REPRESENTATION TO THE CONTRARY   THE HARTFORD EQUITY INCOME FUND
IS A CRIMINAL OFFENSE.           THE HARTFORD FLOATING RATE FUND
                                 THE HARTFORD FOCUS FUND
                                 THE HARTFORD GLOBAL COMMUNICATIONS FUND
                                 THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
                                 THE HARTFORD GLOBAL HEALTH FUND
                                 THE HARTFORD GLOBAL LEADERS FUND
                                 THE HARTFORD GLOBAL TECHNOLOGY FUND
                                 THE HARTFORD GROWTH FUND
                                 THE HARTFORD GROWTH OPPORTUNITIES FUND
                                 THE HARTFORD HIGH YIELD FUND
                                 THE HARTFORD INCOME FUND
                                 THE HARTFORD INFLATION PLUS FUND
                                 THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION
                                 FUND
                                 THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                                 THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
                                 THE HARTFORD LARGECAP GROWTH FUND
                                 THE HARTFORD MIDCAP FUND
                                 THE HARTFORD MIDCAP GROWTH FUND
                                 THE HARTFORD MIDCAP VALUE FUND
                                 THE HARTFORD MONEY MARKET FUND
                                 THE HARTFORD SELECT MIDCAP GROWTH FUND
                                 THE HARTFORD SELECT MIDCAP VALUE FUND
                                 THE HARTFORD SELECT SMALLCAP GROWTH FUND
                                 THE HARTFORD SELECT SMALLCAP VALUE FUND
                                 THE HARTFORD SHORT DURATION FUND
                                 THE HARTFORD SMALL COMPANY FUND
                                 THE HARTFORD SMALLCAP GROWTH FUND
                                 THE HARTFORD STOCK FUND
                                 THE HARTFORD TAX-FREE CALIFORNIA FUND
                                 (NOT CURRENTLY AVAILABLE)
                                 THE HARTFORD TAX-FREE MINNESOTA FUND
                                 THE HARTFORD TAX-FREE NATIONAL FUND
                                 THE HARTFORD TAX-FREE NEW YORK FUND
                                 (NOT CURRENTLY AVAILABLE)
                                 THE HARTFORD TOTAL RETURN BOND FUND
                                 THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
                                 THE HARTFORD VALUE FUND
                                 THE HARTFORD VALUE OPPORTUNITIES FUND
                                 THE HARTFORD RETIREMENT INCOME FUND
                                 THE HARTFORD TARGET RETIREMENT 2010 FUND

                                 THE HARTFORD TARGET RETIREMENT 2020 FUND
                                 THE HARTFORD TARGET RETIREMENT 2030 FUND

                                 THE HARTFORD MUTUAL FUNDS
                                 P.O. BOX 64387
                                 ST. PAUL, MN 55164-0387

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                                                        CONTENTS


Introduction                     Introduction
------------                     ------------
A summary of each fund's         The Hartford Advisers Fund
goals, principal strategies,     The Hartford Balanced Income Fund
main risks, performance and      The Hartford Capital Appreciation Fund
expenses                         The Hartford Capital Appreciation II Fund
                                 The Hartford Disciplined Equity Fund
                                 The Hartford Dividend and Growth Fund
                                 The Hartford Equity Income Fund
                                 The Hartford Floating Rate Fund
                                 The Hartford Focus Fund
                                 The Hartford Global Communications Fund
                                 The Hartford Global Financial Services Fund
                                 The Hartford Global Health Fund
                                 The Hartford Global Leaders Fund
                                 The Hartford Global Technology Fund
                                 The Hartford Growth Fund
                                 The Hartford Growth Opportunities Fund
                                 The Hartford High Yield Fund
                                 The Hartford Income Fund
                                 The Hartford Inflation Plus Fund
                                 The Hartford International Capital Appreciation
                                 Fund
                                 The Hartford International Opportunities Fund
                                 The Hartford International Small Company Fund
                                 The Hartford LargeCap Growth Fund
                                 The Hartford MidCap Fund
                                 The Hartford MidCap Growth Fund
                                 The Hartford MidCap Value Fund
                                 The Hartford Money Market Fund
                                 The Hartford Select MidCap Growth Fund
                                 The Hartford Select MidCap Value Fund
                                 The Hartford Select SmallCap Growth Fund
                                 The Hartford Select SmallCap Value Fund
                                 The Hartford Short Duration Fund
                                 The Hartford Small Company Fund
                                 The Hartford SmallCap Growth Fund
                                 The Hartford Stock Fund
                                 The Hartford Tax-Free California Fund
                                 The Hartford Tax-Free Minnesota Fund
                                 The Hartford Tax-Free National Fund
                                 The Hartford Tax-Free New York Fund
                                 The Hartford Total Return Bond Fund
                                 The Hartford U.S. Government Securities Fund
                                 The Hartford Value Fund
                                 The Hartford Value Opportunities Fund
                                 The Hartford Retirement Income Fund
                                 The Hartford Target Retirement 2010 Fund
                                 The Hartford Target Retirement 2020 Fund
                                 The Hartford Target Retirement 2030 Fund

Description of other             Investment strategies and investment matters
investment strategies and        Terms used in this Prospectus
investment risks

Investment manager and           Management of the funds
management fee information

Information on your account      About your account
                                 Class Y share investor requirements
                                 Compensation to Broker-Dealers, Financial
                                 Institutions



THE HARTFORD MUTUAL FUNDS                                                      1

INTRODUCTION


                                 and Other Persons
                                 Opening an account
                                 Buying shares
                                 Selling shares
                                 Transaction policies
                                 Dividends and account policies
                                 Additional investor services

Further information on the       Financial highlights
funds                            Fund code, CUSIP number and symbol
                                 For more information                              back cover



THE HARTFORD MUTUAL FUNDS                                                      2

INTRODUCTION


Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class Y shares of the funds. Class Y shares for each of the Tax-Free California Fund and Tax-Free New York Fund are not currently available. Each of the funds also offers Class R3, Class R4 and Class R5 shares to employer-sponsored retirement plans pursuant to a separate prospectus describing these classes, and Class A, Class B and Class C shares pursuant to a separate prospectus relating to the Class A, Class B and Class C shares of the funds. Certain of the funds offer Class I shares pursuant to a separate prospectus. In addition, Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund and Value Opportunities Fund offer Class L, Class M, Class N, Class H, Class Z and Class E shares, as applicable, pursuant to another prospectus describing those classes.


Each fund is a diversified fund except for the funds listed below. The following funds are non-diversified:

-    FLOATING RATE FUND

-    FOCUS FUND

-    GLOBAL COMMUNICATIONS FUND

-    GLOBAL FINANCIAL SERVICES FUND

-    GLOBAL HEALTH FUND

-    GLOBAL TECHNOLOGY FUND

-    INFLATION PLUS FUND

-    TAX-FREE CALIFORNIA FUND

-    TAX-FREE NEW YORK

The following funds are referred to as the Hartford Fixed Income Funds:

-    FLOATING RATE FUND

-    HIGH YIELD FUND

-    INCOME FUND

-    INFLATION PLUS FUND

-    MONEY MARKET FUND

-    SHORT DURATION FUND


-    TAX-FREE CALIFORNIA FUND


-    TAX-FREE MINNESOTA FUND

-    TAX-FREE NATIONAL FUND

-    TAX-FREE NEW YORK FUND

-    TOTAL RETURN BOND FUND

-    U.S. GOVERNMENT SECURITIES FUND

The Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund are referred to as "funds of funds," and each diversifies its assets by investing in the Class Y shares of several other Hartford Mutual Funds (as described below under "Principal Investment Strategy" for each of the funds of funds, the "Underlying Funds").

Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, U.S. Government Securities Fund and Value Opportunities Fund are series of The Hartford Mutual Funds II, Inc. All other funds are series of The Hartford Mutual Funds, Inc.

Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). The day-to-day portfolio management of each of the funds is provided by one or more investment sub-advisers. Information regarding HIFSCO and the sub-advisers is included under the section entitled "Management of the Funds" in this prospectus.




THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC. HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE


MUTUAL FUNDS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THESE FUNDS, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.



THE HARTFORD MUTUAL FUNDS                                                      3

INTRODUCTION

INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."


THE HARTFORD MUTUAL FUNDS                                                      4

THE HARTFORD ADVISERS FUND

INVESTMENT GOAL. The Hartford Advisers Fund seeks maximum long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The fund allocates its assets among three categories:

     -    equities,

     -    debt securities, and

     -    money market instruments.

The fund will normally invest in a portfolio of between 50% and 70% equities, with the balance of the assets invested in debt securities and cash instruments. The fund will not normally hold more than 10% in cash or cash equivalents. Allocation decisions within these bands are in the discretion of Wellington Management Company, LLP ("Wellington Management") and are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual.


The fund's diversified portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.



In general, the fund seeks to invest in companies that demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. With respect to stocks in which the fund invests, the fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $___ million to $____ billion.


The debt securities (other than money market instruments) in which the fund invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and securities rated investment grade (rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), or if unrated, securities deemed by Wellington Management to be of comparable quality). These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The fund is not restricted to any specific maturity term.

The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

MAIN RISKS. This fund is subject to, among others, stock market risk, interest rate risk, credit risk, income risk, prepayment risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means that the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Income risk is the potential for a decline in the fund's income due to falling interest rates.


THE HARTFORD MUTUAL FUNDS                                                      5

THE HARTFORD ADVISERS FUND

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.


Manager allocation risk refers to the possibility that Wellington Management could allocate assets among different asset classes in a manner that results in the fund underperforming its peers.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.


CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)

1997    23.80%
1998    21.62%
1999    12.62%
2000     1.36%
2001    -4.73%
2002   -12.70%
2003    18.55%
2004     3.72%
2005     7.16%
2006


THE HARTFORD MUTUAL FUNDS                                                      6

THE HARTFORD ADVISERS FUND


During the periods shown in the bar chart, the highest quarterly return was ___% (___ quarter, ___) and the lowest quarterly return was ___% (___ quarter, ___).



THE HARTFORD MUTUAL FUNDS                                                      7

THE HARTFORD ADVISERS FUND


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006



                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
Class Y Return Before Taxes                               ___%      ___%     ___%
Class Y Return After Taxes on Distributions               ___%      ___%     ___%
Class Y Return After Taxes on Distributions and Sale
   of Fund Shares                                         ___%      ___%     ___%
S&P 500 Index
   (reflects no deduction for fees, expenses or taxes)    ___%      ___%     ___%
Lehman Brothers Government/Credit Bond Index
   (reflects no deduction for fees, expenses or taxes)    ___%      ___%     ___%(1)



INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt. You cannot invest directly in an index.



(1)  Return is from 7/31/1996 - 12/31/2006.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases
      as a percentage of offering price                   None
   Maximum deferred sales charge (load)
      (as a percentage of purchase price or redemption
      proceeds, whichever is less)                        None
   Exchange fees                                          None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                     0.61%
   Distribution and service (12b-1) fees                  None
   Other expenses                                         0.12%
   Total annual operating expenses(1)                     0.73%



(1) HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.56% and the total annual operating expenses are 0.68%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


THE HARTFORD MUTUAL FUNDS                                                      8

THE HARTFORD ADVISERS FUND


EXPENSES (WITH OR WITHOUT REDEMPTION)                    CLASS Y
-------------------------------------                    -------
Year 1                                                    $____
Year 3                                                    $____
Year 5                                                    $____
Year 10                                                   $____



THE HARTFORD MUTUAL FUNDS                                                      9

THE HARTFORD BALANCED INCOME FUND



INVESTMENT GOAL. The Hartford Balanced Income Fund seeks to provide current income with growth of capital as a secondary objective.



PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing in a mix of equity securities and fixed income investments. Under normal circumstances, the fund will target an allocation of approximately 45% equity securities and 55% fixed income investments, with the allocation generally varying by no more than +/-5%. Allocation decisions within these bands are in the discretion of the fund's sub-adviser, Wellington Management Company, LLP ("Wellington Management") and are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual.



The equity portion of the fund will invest primarily in common stocks with a history of above-average dividends or expectations of increasing dividends, which may include a broad range of market capitalizations generally above $2 billion. The fund may invest up to 25% of the equity portion of the portfolio in the securities of foreign issuers and non-dollar securities.



The fixed income portion of the fund will invest primarily in investment grade debt (securities rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), or if unrated, securities deemed by Wellington Management to be of comparable quality). The fixed income portion of the fund will additionally invest in other fixed income sectors including non-investment grade debt (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or if unrated, securities deemed by Wellington Management to be of comparable quality) and emerging market debt. The fund may invest up to 20% of the fixed income portion of the portfolio in domestic non-investment grade debt and up to 20% of the fixed income portion of the portfolio in emerging market debt securities. Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." The fund may invest up to 25% of the fixed income portion of the portfolio in the non-U.S. denominated debt.



MAIN RISKS. This fund is subject to, among others, stock market risk, interest rate risk, credit risk, income risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.



Stock market risk means that the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. Equity securities of mid-sized or small companies may be more risky than equity securities of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized or small company equity securities as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of equity securities. Such equity securities may also pose greater liquidity risks.



Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.



Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield-high risk bond prices can fall on bad news about the economy, an industry or a company.



Income risk is the potential for a decline in the fund's income due to falling interest rates.



The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.



Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. Manager allocation risk refers to the possibility that Wellington Management could allocate assets among different asset classes in a manner that results in the fund underperforming its peers.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.



THE HARTFORD MUTUAL FUNDS                                                     10

THE HARTFORD BALANCED INCOME FUND



PAST PERFORMANCE. The fund commenced operations on July 31, 2006. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.



YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.



                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                       None
   Maximum deferred sales charge (load)
      (as a percentage of purchase price or redemption
       proceeds, whichever is less)                        None
   Exchange fees                                           None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                        0.725%
   Distribution and service (12b-1) fees                   None
   Other expenses(1)                                      0.345%
   Total annual operating expenses(1)(2)                  1.070%



(1)  Estimated for the current fiscal year.



(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.80%. This policy may be discontinued at any time.



EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



EXPENSES (WITH OR WITHOUT REDEMPTION)                    CLASS Y
-------------------------------------                    -------
Year 1                                                     $___
Year 3                                                     $___



THE HARTFORD MUTUAL FUNDS                                                     11

THE HARTFORD CAPITAL APPRECIATION FUND


INVESTMENT GOAL. The Hartford Capital Appreciation Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its total assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including emerging market securities. Due to its current size, the fund will generally not invest in securities of issuers with market capitalizations less than $2 billion.

Through fundamental analysis, Wellington Management identifies companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry. This strategy is sometimes referred to as a "stock picking" approach. Companies are selected primarily on the basis of dynamic earnings growth potential and/or the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.



THE HARTFORD MUTUAL FUNDS                                                     12

THE HARTFORD CAPITAL APPRECIATION FUND


CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)

1997    56.00%
1998     3.68%
1999    67.49%
2000     8.85%
2001    -6.26%
2002   -22.38%
2003    41.17%
2004    18.60%
2005    15.65%
2006


During the periods shown in the bar chart, the highest quarterly return was ___% (___ quarter, ___) and the lowest quarterly return was ___% (___ quarter, ___).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006



                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
Class Y Return Before Taxes                               ____%    ____%     ____%
Class Y Return After Taxes on Distributions               ____%    ____%     ____%
Class Y Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%    ____%     ____%
Russell 3000 Index
   (reflects no deduction for fees, expenses or taxes)    ____%    ____%     ____%(1)



INDICES: The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index.






(1)  Return is from 7/31/1996 - 12/31/2006.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                      None
   Maximum deferred sales charge (load)
      (as a percentage of purchase price or redemption
      proceeds, whichever is less)                        None
   Exchange fees                                          None



THE HARTFORD MUTUAL FUNDS                                                     13

THE HARTFORD CAPITAL APPRECIATION FUND



ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                        0.66%
   Distribution and service (12b-1) fees                  None
   Other expenses                                         0.12%
   Total annual operating expenses                        0.78%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                    CLASS Y
-------------------------------------                    -------
Year 1                                                    $____
Year 3                                                    $____
Year 5                                                    $____
Year 10                                                   $____



THE HARTFORD MUTUAL FUNDS                                                     14

THE HARTFORD CAPITAL APPRECIATION II FUND

INVESTMENT GOAL. The Hartford Capital Appreciation II Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its assets in equity securities of foreign issuers and non-dollar securities, including emerging market securities.

The fund employs a multiple portfolio manager structure and is organized into several 'sleeves', each of which is managed according to a specific approach. The fund is organized as follows:

Growth Opportunities Generally 25% - 35% of the total portfolio

The Growth Opportunities strategy seeks short- and long-term capital appreciation by investing primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential.

Value Opportunities Generally 25% - 35% of the total portfolio

The Value Opportunities strategy seeks short- and long-term capital appreciation by investing primarily in common stocks covering a broad range of industries and market capitalizations. The strategy emphasizes securities that Wellington Management believes are undervalued and have the potential for appreciation.

Global Equities Generally 15% - 25% of the total portfolio


The Global Equities strategy invests in companies around the globe that have been identified as possessing sustainable franchises that Wellington Management believes will allow them to earn excess returns through various economic cycles. The strategy emphasizes in-depth company research and valuation disciplines [while utilizing analysis of long-term trends to identify favorable sectors ] [WELLINGTON PROPOSES DELETING THIS PHRASE] to identify securities for purchase.


Capital Appreciation 5% - 15% of the total portfolio

The Capital Appreciation strategy seeks growth of capital by identifying companies that have substantial near-term capital appreciation potential regardless of company size or industry.

Special Situations 5% - 15% of the total portfolio

The Special Situations approach combines "bottom-up" fundamental research and security selection with top-down sector weightings and industry analysis. Assets may be concentrated in specific industries, sectors, regions, and countries.

The percentage of the fund invested in each of these sleeves may change without approval of the shareholders of the fund.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies,


THE HARTFORD MUTUAL FUNDS                                                     15

THE HARTFORD CAPITAL APPRECIATION II FUND

social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



CLASS Y TOTAL RETURNS BY CALENDAR YEAR


                               (PERFORMANCE GRAPH)

2006   0.00%


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006



THE HARTFORD MUTUAL FUNDS                                                     16

THE HARTFORD CAPITAL APPRECIATION II FUND


                                                                    LIFE OF FUND
                                                         1 YEAR   (SINCE 04/29/05)
                                                         ------   ----------------
Class Y Return Before Taxes                               ____%       ____%
Class Y Return After Taxes on Distributions               ____%       ____%
Class Y Return After Taxes on Distributions and
   Sale of Fund Shares                                    ____%       ____%
[______ Index (reflects no deduction for fees,
   expenses or taxes)]                                    ____%       ____%(1)



INDICES: [Insert relevant index/ices disclosure.]



(1)  Return is from 4/29/05 - 12/31/2006.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases
      as a percentage of offering price                   None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                        None
   Exchange fees                                          None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                        1.00%
   Distribution and service (12b-1) fees                  None
   Other expenses                                         0.41%
   Total annual operating expenses(1)                     1.41%


(1) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.15%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                    CLASS Y
-------------------------------------                    -------
Year 1                                                     $___
Year 3                                                     $___
Year 5                                                     $___
Year 10                                                    $___



THE HARTFORD MUTUAL FUNDS                                                     17

THE HARTFORD DISCIPLINED EQUITY FUND

INVESTMENT GOAL. The Hartford Disciplined Equity Fund seeks growth of capital.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $___ million to $___ billion. The fund's portfolio is broadly diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.


Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security, favoring those with attractive value and momentum factors. Value factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Momentum focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



THE HARTFORD MUTUAL FUNDS                                                     18

THE HARTFORD DISCIPLINED EQUITY FUND

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)

1999    21.45%
2000    -6.15%
2001    -8.08%
2002   -24.60%
2003    28.89%
2004     8.39%
2005     6.61%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006



                                                                              LIFE OF FUND
                                                         1 YEAR   5 YEARS   (SINCE 04/30/98)
                                                         ------   -------   ----------------
Class Y Return Before Taxes                               ____%    ____%        ____%
Class Y Return After Taxes on Distributions               ____%    ____%        ____%
Class Y Return After Taxes on Distributions and
   Sale of Fund Shares                                    ____%    ____%        ____%
S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)                                     ____%    ____%        ____%(1)


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.


(1)  Return is from 4/30/98 - 12/31/2006.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases
      as a percentage of offering price                   None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                        None
   Exchange fees                                          None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                        0.80%
   Distribution and service (12b-1) fees                  None
   Other expenses                                         0.10%
   Total annual operating expenses(1)                     0.90%



THE HARTFORD MUTUAL FUNDS                                                     19

THE HARTFORD DISCIPLINED EQUITY FUND

(1) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.00%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                    CLASS Y
-------------------------------------                    -------
Year 1                                                    $____
Year 3                                                    $____
Year 5                                                    $____
Year 10                                                   $____



THE HARTFORD MUTUAL FUNDS                                                     20

THE HARTFORD DIVIDEND AND GROWTH FUND

INVESTMENT GOAL. The Hartford Dividend and Growth Fund seeks a high level of current income consistent with growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2006, the market capitalization of companies within the index ranged from approximately $___ million to %___ billion. The fund's portfolio is broadly diversified by industry and company. As a key component of its fundamental analysis, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.


Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.



THE HARTFORD MUTUAL FUNDS                                                     21

THE HARTFORD DIVIDEND AND GROWTH FUND

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)

1997    31.59%
1998    14.86%
1999     5.10%
2000    10.82%
2001    -4.15%
2002   -13.70%
2003    26.44%
2004    12.44%
2005     5.87%
2006


During the periods shown in the bar chart, the highest quarterly return was _____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006



                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
Class Y Return Before Taxes                               ____%    ____%    ____%
Class Y Return After Taxes on Distributions               ____%    ____%    ____%
Class Y Return After Taxes on Distributions and
   Sale of Fund Shares                                    ____%    ____%    ____%
S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)                                     ____%    ____%    ____%
Russell 1000 Value Index (reflects no deduction for
   fees, expenses or taxes)                               ____%    ____%    ____%(1)


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.


(1)  Return is from 7/31/1996 - 12/31/2006.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                        None
   Exchange fees                                          None

ANNUAL OPERATING EXPENSES



THE HARTFORD MUTUAL FUNDS                                                     22

THE HARTFORD DIVIDEND AND GROWTH FUND


   (expenses that are deducted from the fund's assets)
   Management fees                                        0.64%
   Distribution and service (12b-1) fees                  None
   Other expenses                                         0.09%
   Total annual operating expenses                        0.73%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                    CLASS Y
-------------------------------------                    -------
Year 1                                                    $____
Year 3                                                    $____
Year 5                                                    $____
Year 10                                                   $____



THE HARTFORD MUTUAL FUNDS                                                     23

THE HARTFORD EQUITY INCOME FUND

INVESTMENT GOAL. The Hartford Equity Income Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in equity securities of companies with market capitalizations above $2 billion. At the time of investment, every equity security in which the fund invests must pay a dividend or be expected to pay a dividend within the next 12 months. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.


The fund's investment approach is based on the fundamental analysis of companies with market capitalizations generally above $2 billion and below average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund uses a contrarian approach focused on longer term economic fundamentals and seeks a portfolio of securities that offer above average yields, below average valuations and the potential for dividend increases in the future. The typical purchase candidate may be characterized in one of four ways -- affected by a misunderstood negative event, a beneficiary of industry consolidation, low but improving return on capital, or new or incentivized management. In addition, the fund will take into consideration flows of new capital into an industry. Within this context, the fund's key security selection criterion will be based on dividend yield, with capital appreciation as a secondary factor. Portfolio construction is driven primarily by security selection.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $3 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



THE HARTFORD MUTUAL FUNDS                                                     24

THE HARTFORD EQUITY INCOME FUND

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)

2004   10.51%
2005    5.37%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006



                                                                     LIFE OF FUND
                                                         1 YEAR   (SINCE 08/28/2003)
                                                         ------   ------------------
Class Y Return Before Taxes                               ____%        ____%
Class Y Return After Taxes on Distributions               ____%        ____%
Class Y Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%        ____%
Russell 1000 Value Index (reflects no deduction for
   fees, expenses or taxes)                               ____%        ____%(1)


INDEX: The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.


(1)  Return is from 8/31/03 - 12/31/06.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                      None
   Maximum deferred sales charge (load)....... (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                        None
   Exchange fees                                          None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                     0.80%
   Distribution and service (12b-1) fees                  None
   Other expenses                                         0.11%
   Total annual operating expenses(1)(2)                  0.91%



THE HARTFORD MUTUAL FUNDS                                                     25

THE HARTFORD EQUITY INCOME FUND


(1) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.70% and the total annual operating expenses are 0.81%.



(2) Effective November 1, 2006, HIFSCO has voluntarily agreed through October 31, 2007 to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.90%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                    CLASS Y
-------------------------------------                    -------
Year 1                                                    $____
Year 3                                                    $____
Year 5                                                    $____
Year 10                                                   $____



THE HARTFORD MUTUAL FUNDS                                                     26

THE HARTFORD FLOATING RATE FUND

INVESTMENT GOAL. The Hartford Floating Rate Fund seeks a high level of current income.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, at least 80% of the fund's assets are invested in below-investment-grade variable or floating rate loans ("Floating Rate Loans") and floating rate securities. Floating rate securities are defined as floating rate debt securities, money market securities of all types, repurchase agreements, and shares of money market and short-term bond funds. The fund may invest in securities of any maturity.


The fund normally invests primarily in interests in senior Floating Rate Loans. Senior Floating Rate Loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of Floating Rate Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. The fund may also invest in companies whose financial condition is uncertain, where the Borrower has defaulted in the payment of interest or principal or in the performance of its covenants or agreements or that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.


The fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans and unsecured loans and debt securities. Like loans, debt securities are used to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities do not pay current interest but are sold at a discount from their face values. Debt securities include all types of debt instruments such as corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities, including without limitation collateralized debt obligations and commercial mortgage-backed securities issued by private entities.

The fund may invest up to 25% of the fund's total assets in loans of foreign Borrowers and securities of foreign issuers, and up to 10% of the fund's total assets may be invested in foreign loans or securities that are denominated in a foreign currency. The fund may use swaps and forward currency exchange contracts to attempt to mitigate adverse effects of foreign currency fluctuations.


To achieve its goal of a high level of current income, the fund's sub-adviser, Hartford Investment Management Company ("Hartford Investment Management"), relies on a "bottom-up," fundamental analysis of each Borrower and issuer and its ability to pay principal and interest in light of its current financial condition, its industry position, and economic and market conditions. Hartford Investment Management's process focuses on those Borrowers and issuers that generate positive cash flow momentum, exhibit stable or improving debt coverage and have an experienced management team. Hartford Investment Management also evaluates each loan's and each security's structural features, covenants, underlying collateral and price compared to its long-term value.


MAIN RISKS. The major factors affecting this fund's performance are credit, liquidity and interest rate risk. Credit risk depends largely on the perceived financial health of Borrowers and issuers of debt securities. In general, lower-rated loans and bonds have higher credit risks. Loan prices and prices of debt securities can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than would be the case with less aggressive loan and bond funds. Because the fund invests mainly in investments rated below-investment-grade, it is subject to heightened credit risk. The fund could lose money if the fundamentals of an industry in which the fund invests deteriorate or if a Borrower or issuer underperforms or defaults, or if any loan or debt security that the fund owns is downgraded. In addition, because the fund is non-diversified and therefore may take larger positions in individual Borrowers and issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio.

When interest rates rise, the value of a portfolio invested in fixed-rate obligations falls. You could lose money as a result of your investment.

Most, but not all, Floating Rate Loans and certain debt securities allow for prepayment of principal without penalty. Loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities.


THE HARTFORD MUTUAL FUNDS                                                     27

THE HARTFORD FLOATING RATE FUND

Foreign investments may be more risky than domestic investments. Investments in loans of foreign Borrowers and securities of foreign issuers and non-dollar loans and securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. Foreign loans and foreign debt securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

The fund is subject to liquidity risk. As with many fixed income investments, there is no organized exchange or board of trade on which loans are traded. Instead, the secondary market for loans is an unregulated inter-dealer or inter-bank re-sale market. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the fund's net asset value. Loans usually trade in large denominations (typically $1 million and higher) and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. In addition, loans in which the fund invests may require the consent of the Borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the fund's ability to sell loans and may adversely affect the price that can be obtained. The fund may have difficulty disposing of loans if it needs cash to pay redemption requests, to pay dividends, to pay expenses or to take advantage of new investment opportunities. These considerations may cause the fund to sell loans or securities at lower prices than it would otherwise consider to meet cash needs or cause the fund to maintain a greater portion of its assets in cash equivalents than it would otherwise, which could negatively affect performance. The fund may seek to avoid the necessity of selling assets to meet such needs by the use of borrowings.

The fund typically purchases loans via assignment, which makes the fund a direct lender. However, the fund may also invest in loans by purchasing a participation interest. A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where the fund is a participant in a loan, it does not have any direct claim on the loan, and in the event of the Borrower's insolvency or default, the fund, as a participant, would be a creditor of the lender and not of the Borrower.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.



THE HARTFORD MUTUAL FUNDS                                                     28

THE HARTFORD FLOATING RATE FUND


CLASS Y TOTAL RETURNS BY CALENDAR YEAR


                               (PERFORMANCE GRAPH)

2006   0.00%


During the period shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006



                                                                    LIFE OF FUND
                                                         1 YEAR   (SINCE 4/29/05)
                                                         ------   ---------------
Class Y Return Before Taxes                               ____%       ____%
Class Y Return After Taxes on Distributions               ____%       ____%
Class Y Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%       ____%
CSFB Leverage Loan Index                                  ____%       ____%(1)



INDEX: [Add index disclosure]






(1)  Return is from 4/29/05 - 12/31/06.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                        None
   Exchange fees                                          None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                        0.65%
   Distribution and service (12b-1) fees                  None
   Other expenses                                         0.08%
   Total annual operating expenses(1)                     0.73%



THE HARTFORD MUTUAL FUNDS                                                     29

THE HARTFORD FLOATING RATE FUND


(1) Effective November 1, 2006, HIFSCO has agreed to limit permanently the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.75%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                    CLASS Y
-------------------------------------                    -------
   Year 1                                                 $____
   Year 3                                                 $____
   Year 5                                                 $____
   Year 10                                                $____



THE HARTFORD MUTUAL FUNDS                                                     30

THE HARTFORD FOCUS FUND

INVESTMENT GOAL. The Hartford Focus Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in equity securities of a relatively small number of large capitalization companies which include companies with market capitalizations similar to companies in the S&P 500 Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $__ million to $__ billion. The fund will typically hold stocks of 20-40 companies. Individual holdings typically constitute 3-5% of the fund's total assets and may constitute up to 10%. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.



The fund's focused portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.


In general, the fund seeks to invest in companies that demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks.

In addition, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

Wellington Management's strategy of bottom-up stock selection also has a significant impact on the fund's performance. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on the fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails substantial financial risk related to such companies.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.


THE HARTFORD MUTUAL FUNDS                                                     31

THE HARTFORD FOCUS FUND

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)

2002   -25.12%
2003    27.74%
2004     2.92%
2005     9.98%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006



                                                                              LIFE OF FUND
                                                         1 YEAR   5 YEARS   (SINCE 5/24/01)
                                                         ------   -------   ---------------
Class Y Return Before Taxes                               ____%    ____%        ____%
Class Y Return After Taxes on Distributions               ____%    ____%        ____%
Class Y Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%    ____%        ____%
S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)                                     ____%    ____%        ____%(1)


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.


(1)  Return is from 5/31/01 - 12/31/06.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


THE HARTFORD MUTUAL FUNDS                                                     32

THE HARTFORD FOCUS FUND


                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                        None
   Exchange fees                                          None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                     0.90%
   Distribution and service (12b-1) fees                  None
   Other expenses                                         0.16%
   Total annual operating expenses(1)(2)                  1.06%






(1) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 1.00% to 0.90%.



(2) Effective November 1, 2006, HIFSCO has voluntarily agreed through October 31, 2007 to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.10%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                    CLASS Y
-------------------------------------                    -------
Year 1                                                    $____
Year 3                                                    $____
Year 5                                                    $____
Year 10                                                   $____



THE HARTFORD MUTUAL FUNDS                                                     33

THE HARTFORD GLOBAL COMMUNICATIONS FUND

INVESTMENT GOAL. The Hartford Global Communications Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of communications-related companies worldwide. The fund takes a broad approach to investing in the communications sector. It may invest in communications-related companies, including companies that: manufacture and distribute communications equipment; provide traditional local and long-distance telephone service and equipment; provide cellular, paging and local and wide area product networks or equipment; or provide satellite, microwave and cable television or equipment; and companies developing new communications technologies. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country. The fund may invest up to 50% of its total assets in securities of issuers in countries with emerging economies or emerging market securities.



The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management uses its in-depth knowledge of the communications sector to select companies it believes possess one or more of the following attributes:


     - the current market price of its stock is at the low end of its historical relative valuation range, or

     - a positive change in operating results is anticipated but not yet reflected in the price of its stock, or

     -    unrecognized or undervalued assets, and

     - management that demonstrates that it can convert the above factors into shareholder value.

The fund will consider selling a security when:

     -    its target price is achieved,

     - expectations of future earnings/returns of its issuer are reduced due to fundamental changes in the issuer's business prospects, or

     - equity securities of other comparable issuers in an industry are available at more attractive prices.

The fund will be relatively focused with regard to both position size and the industries comprising the communications sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the communications sector, including telecommunication services and media. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors affecting the communications sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effects on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, issuers in this industry may often have close affiliations (e.g., tracking stocks, joint ventures, crossholdings). Therefore, single issuer limits may not insulate against specific company risk.


THE HARTFORD MUTUAL FUNDS                                                     34

THE HARTFORD GLOBAL COMMUNICATIONS FUND

Fierce competition in many industries of the communications sector may cause companies to significantly reduce the prices of their products, which can reduce the companies' profitability. Should this occur throughout the sector, the value of the fund's investment portfolio could decline substantially. In addition, companies in this sector can suffer significant adverse effects from obsolescence of existing equipment, short product cycles and new market entrants. Such effects could reduce such companies' profitability and the market value of their securities. Finally, companies in this sector, particularly telephone operating companies, are often subject to government regulation of rates of return and services that can be offered. Overall, the fund's returns may be more volatile than those of a fund that is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)

2001   -36.22%
2002   -30.80%
2003    56.07%
2004    23.86%
2005    15.09%
2006


THE HARTFORD MUTUAL FUNDS                                                     35

THE HARTFORD GLOBAL COMMUNICATIONS FUND


During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was -____% (____ quarter, ____).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006


                                                                              LIFE OF FUND
                                                         1 YEAR   5 YEARS   (SINCE 10/31/00)
                                                         ------   -------   ----------------
Class Y Return Before Taxes                               ____%    ____%          ____%
Class Y Return After Taxes on Distributions               ____%    ____%          ____%
Class Y Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%    ____%          ____%
S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)                                     ____%    ____%          ____%
MSCI AC (All Country) World Telecommunication Services
   Index (reflects no deduction for fees, expenses or
   taxes)                                                 ____%    ____%          ____%



INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The MSCI AC (All Country) World Telecommunication Services Index is a free float-adjusted market capitalization index which measures the performance of companies within the telecommunications sector across both developed and emerging market countries. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                        None
   Exchange fees                                          None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                     0.90%
   Distribution and service (12b-1) fees                  None
   Other expenses                                         0.36%
   Total annual operating expenses(1)(2)                  1.26%






(1) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 1.00% to 0.90%.



(2) Effective November 1, 2006, HIFSCO has voluntarily agreed to limit the total operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.20%. This policy may be discontinued at any time.



THE HARTFORD MUTUAL FUNDS                                                     36

THE HARTFORD GLOBAL COMMUNICATIONS FUND

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                    CLASS Y
-------------------------------------                    -------
Year 1                                                    $____
Year 3                                                    $____
Year 5                                                    $____
Year 10                                                   $____



THE HARTFORD MUTUAL FUNDS                                                     37

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

INVESTMENT GOAL. The Hartford Global Financial Services Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of financial services-related companies worldwide. The fund takes a broad approach to investing in the financial services sector. It may invest in financial services-related companies, including banks, savings and loan associations (and other thrifts), mortgage banking companies, insurance companies, securities brokers, asset management companies, securities exchanges, leasing companies and consumer and industrial finance companies. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.



Because the financial services sector requires large pools of accumulated capital and stable economic, legal and political institutions, the vast majority of the world's market value in financial services stocks is located in North America, Europe and Japan. Therefore the fund invests most of its assets in companies located in these three geographical regions. Wellington Management uses its in-depth knowledge of the financial services sector to assess the competitive situation and consolidation dynamics in each region.



The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management uses this "bottom-up" approach to identify stocks it believes have favorable risk/reward profiles.


A stock is considered to have a strong risk/reward profile if its issuer exhibits one or more of the following attributes:

     -    management focuses on rewarding shareholders,

     -    market expectations of future earnings are too low,

     - market value does not reflect the fact that earnings are understated due to conservative accounting,

     - market value does not reflect the true value of the issuer's component businesses and there is some reason to believe that this disparity will not persist,

     - it is an outstanding company but the stock is available at an average price because of the market's temporary indifference to quality, or

     - its strength in a distinct product or geographic area makes it attractive to potential acquirers.

The fund will consider selling a security when:

     - its issuer's management no longer appears to promote shareholder value,

     -    market expectations of future earnings are too high,


     - it can sell the security of an outstanding company at a significant premium


     - market value exceeds the true value of the issuer's component businesses,

     - market value does not reflect the fact that earnings are overstated due to aggressive accounting,

     - market value does not reflect the risk of potential problems in an important business component, or


     - equity securities of other comparable issuers in an industry are available at more attractive prices.


The fund will be relatively focused with regard to both position size and the industries comprising the financial services sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large


THE HARTFORD MUTUAL FUNDS                                                     38

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

positions in the securities of particular issuers. The fund may invest in securities of companies of any size capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the financial services sector, including banks, diversified financials, and insurance. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors affecting the financial services sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effects on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Each industry of the financial services sector is subject to extensive government regulation which can limit the amounts and types of loans and other financial commitments that companies can make, the interest rates and fees that they can charge and the manner in which they distribute their products. Profitability can be largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect lending institutions. Insurance companies can be subject to severe price competition. The financial services sector generally is undergoing rapid change as existing distinctions among financial service industries diminish. For example, recent mergers have combined insurance, finance and securities brokerage under single ownership. Likewise, some primarily retail companies have expanded into the securities brokerage and insurance industries.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



THE HARTFORD MUTUAL FUNDS                                                     39

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)

2001    -6.12%
2002   -18.98%
2003    30.64%
2004    11.87%
2005     9.97%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006



                                                                              LIFE OF FUND
                                                         1 YEAR   5 YEARS   (SINCE 10/31/00)
                                                         ------   -------   ----------------
Class Y Return Before Taxes                               ____%    ____%         ____%
Class Y Return After Taxes on Distributions               ____%    ____%         ____%
Class Y Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%    ____%         ____%
S&P 500 Index (reflects no deductions for fees,
   expenses or taxes)                                     ____%    ____%         ____%
MSCI Finance ex Real Estate Index (reflects no
   deduction for fees, expenses or taxes)                 ____%    ____%         ____%


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The MSCI Finance ex Real Estate Index includes only companies in both the MSCI Developed Index and in the Banks, Diversified Financials or Insurance industry groups. The constituents of this index will represent 85% of the market capitalization of all companies in these specific countries and industry groups. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                       None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None
   Exchange fees                                           None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                      0.90%


THE HARTFORD MUTUAL FUNDS                                                     40

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

   Distribution and service (12b-1) fees                   None
   Other expenses                                          0.36%
   Total annual operating expenses(1)(2)                   1.26%






(1) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 1.00% to 0.90%.



(2) Effective November 1, 2006, HIFSCO has voluntarily agreed to limit the total operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.20%. This policy may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                    CLASS Y
-------------------------------------                    -------
Year 1                                                   $______
Year 3                                                   $______
Year 5                                                   $______
Year 10                                                  $______



THE HARTFORD MUTUAL FUNDS                                                     41

THE HARTFORD GLOBAL HEALTH FUND

INVESTMENT GOAL. The Hartford Global Health Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of health care-related companies worldwide. The focus of the fund's investment process is stock selection through fundamental analysis. The fund takes a broad approach to investing in the health care sector. It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products, medical services, managed health care, health information services and emerging health-related subsectors. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The fund's approach to investing in the health care sector is based on in-depth understanding of medical science, regulatory developments, reimbursement policy trends and individual company business franchises. The fund will seek to exploit favorable trends for the health care sector including demographics.

The fund will also seek to invest in health care companies that benefit from the trend toward global consolidation, the biotechnology revolution and advances in software, integrated circuits and biocompatible materials. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Investments in the fund will be allocated across the major subsectors of the health care sector. Wellington Management may favor certain subsectors at times based upon the relative attractiveness of stocks within these subsectors, near term macroeconomic factors and the availability of such stocks at attractive prices. Some representation is typically maintained in each major subsector of the health care sector.

Stocks considered for purchase in the fund typically share one or more of the following attributes:

     -    the company's business franchise is temporarily mispriced,

     -    the market under-values the new product pipelines,

     - the company has opportunities due to changes in reimbursement policy (for example, the privatization of health care services abroad), or

     -    the company is a target of opportunity due to industry consolidation.

Stocks will be considered for sale from the fund when:

     -    target prices are achieved,


     -    fundamental expectations are not met,



     -    a company's prospects become less appealing, or



     - equity securities of other comparable issuers in an industry are available at more attractive prices.


Wellington Management seeks companies with attractive entry valuations, defined as those stocks where the price is not already fully exploited by other investors.

The fund will be relatively focused with regard to both position size and the industries comprising the health care sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.


THE HARTFORD MUTUAL FUNDS                                                     42

THE HARTFORD GLOBAL HEALTH FUND

The fund's investments are focused in the industries comprising the health care sector, including pharmaceuticals, medical products and health services. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Health care products and services are generally subject to government regulation, and changes in laws or regulations could adversely impact the market value of securities and the fund's overall performance. Government regulation could have a significant, adverse impact on the price and availability of a company's products and services. Lawsuits and regulatory proceedings which may be brought against the issuers of securities could also adversely impact the market value of securities and the fund's overall performance. Companies in which the fund may invest can be significantly affected by, among other things, patent considerations, intense competition and rapid technological change and obsolescence.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)

2001     2.21%
2002   -17.02%
2003    31.71%
2004    12.46%
2005    12.41%
2006


THE HARTFORD MUTUAL FUNDS                                                     43

THE HARTFORD GLOBAL HEALTH FUND


During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006



                                                                              LIFE OF FUND
                                                         1 YEAR   5 YEARS   (SINCE 05/01/00)
                                                         ------   -------   ----------------
Class Y Return Before Taxes                               ____%    ____%         ____%
Class Y Return After Taxes on Distributions               ____%    ____%         ____%
Class Y Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%    ____%         ____%
S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)                                     ____%    ____%         ____%(1)
Goldman Sachs Health Care Index (reflects no deduction
   for fees, expenses or taxes)                           ____%    ____%         ____%(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Goldman Sachs Health Care Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.


(1)  Return is from 4/30/00 - 12/31/06.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases
      as a percentage of offering price                    None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None
   Exchange fees                                           None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                      0.90%
   Distribution and service (12b-1) fees                   None
   Other expenses                                          0.08%
   Total annual operating expenses(1)(2)                   0.98%



(1) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 1.00% to 0.90%.



(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.20%. This policy may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and


THE HARTFORD MUTUAL FUNDS                                                     44

THE HARTFORD GLOBAL HEALTH FUND

distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                    CLASS Y
-------------------------------------                    -------
Year 1                                                   $______
Year 3                                                   $______
Year 5                                                   $______
Year 10                                                  $______



THE HARTFORD MUTUAL FUNDS                                                     45

THE HARTFORD GLOBAL LEADERS FUND

INVESTMENT GOAL. The Hartford Global Leaders Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks issued by companies worldwide. The fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.


Under normal market and economic conditions, the fund invests at least 65% of its total assets in common stocks of high-quality growth companies worldwide. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. Under normal market and economic conditions, the fund will diversify its investments in securities of issuers among a number of different countries throughout the world, which may include the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI World Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $___ million to $___ billion.



The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI World Index is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers. [The portfolio is fairly concentrated and may exhibit a relatively high degree of tracking risk. ] [WELLINGTON PROPOSES DELETING THIS SENTENCE]





MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.


THE HARTFORD MUTUAL FUNDS                                                     46

THE HARTFORD GLOBAL LEADERS FUND


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)

1999    48.39%
2000    -6.84%
2001   -16.91%
2002   -20.03%
2003    35.68%
2004    19.04%
2005     2.31%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006


                                                                              LIFE OF FUND
                                                         1 YEAR   5 YEARS   (SINCE 09/30/98)
                                                         ------   -------   ----------------
Class Y Return Before Taxes                               ____%    ____%         ____%
Class Y Return After Taxes on Distributions               ____%    ____%         ____%
Class Y Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%    ____%         ____%
Morgan Stanley Capital International World Index
   (reflects no deduction for fees, expenses or taxes)    ____%    ____%         ____%
Morgan Stanley Capital International World Growth
   Index (reflects no deduction for fees, expenses
   or taxes)                                              ____%    ____%         ____%



THE HARTFORD MUTUAL FUNDS                                                     47

THE HARTFORD GLOBAL LEADERS FUND

INDEX: The Morgan Stanley Capital International World Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

The Morgan Stanley Capital International World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

The fund has changed its benchmark from the Morgan Stanley Capital International World Index to the Morgan Stanley Capital International World Growth Index because the fund's investment manager believes that the Morgan Stanley Capital International World Growth Index is better suited to the investment strategy of the fund.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases
      as a percentage of offering price                    None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None
   Exchange fees                                           None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                         0.82%
   Distribution and service (12b-1) fees                   None
   Other expenses                                          0.15%
   Total annual operating expenses(1)                      0.97%


(1) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.20%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                    CLASS Y
-------------------------------------                    -------
Year 1                                                   $______
Year 3                                                   $______
Year 5                                                   $______
Year 10                                                  $______



THE HARTFORD MUTUAL FUNDS                                                     48

THE HARTFORD GLOBAL TECHNOLOGY FUND

INVESTMENT GOAL. The Hartford Global Technology Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of technology-related companies worldwide. The fund takes a broad approach to investing in the technology sector. It may invest in technology-related companies, including companies in the computer software, computer hardware, semiconductors and equipment, communications equipment, internet, information technology services and emerging technology-related subsectors. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.


The focus of the fund's investment process is stock selection through fundamental analysis. The fund's approach to investing in the technology sector is based on analyzing the competitive outlook for various subsectors of the technology sector, identifying those subsectors likely to benefit from the current and expected future environment and identifying individual opportunities.

Wellington Management's evaluation of technology companies rests on its solid knowledge of the overall competitive environment, including supply and demand characteristics, trends, existing product evaluations and new product developments within the technology sector. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value.

Subsector allocation within the fund reflects Wellington Management's opinion of the relative attractiveness of stocks within the subsectors of the technology sector, macroeconomic trends such as price levels, unemployment, inflation and industrial production that may detract or enhance the subsector's attractiveness and the number of underdeveloped opportunities in each subsector. Opportunities dictate the magnitude and frequency of changes in asset allocation across the major subsectors of the technology sector. Some representation is typically maintained in each major subsector of the technology sector.


Stocks considered for purchase in the fund typically share, in Wellington Management's opinion, one or more of the following attributes:


     -    a positive change in operating results is anticipated,

     -    unrecognized or undervalued capabilities are present, or

     - the quality of management indicates that these factors will be converted to shareholder value.

Stocks will be considered for sale from the fund when:

     -    target prices are achieved,

     - earnings and/or return expectations are reduced due to fundamental changes in the company's operating outlook, or

     -    more attractive value in a comparable company is available.

The fund will be relatively focused with regard to both position size and the industries comprising the technology sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the technology sector, including computers and computer equipment, software and computer services, electronics, and communication equipment. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors may have a greater impact on


THE HARTFORD MUTUAL FUNDS                                                     49

THE HARTFORD GLOBAL TECHNOLOGY FUND

a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Competition in the sector may cause technology companies to cut prices significantly, which can adversely affect the profitability of companies that make up the fund's portfolio. In addition, because of rapid technological developments, products or services which are offered by technology companies may become obsolete or may be produced for a relatively short time, which could adversely affect the price of the issuers' securities. This means that the fund's returns may be more volatile than the returns of a fund which is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS BY CALENDAR YEAR


                               (PERFORMANCE GRAPH)

2001    -22.36%
2002    -38.13%
2003     60.33%
2004      0.82%
2005     10.95%
2006


THE HARTFORD MUTUAL FUNDS                                                     50

THE HARTFORD GLOBAL TECHNOLOGY FUND


During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006



                                                                              LIFE OF FUND
                                                         1 YEAR   5 YEARS   (SINCE 05/01/00)
                                                         ------   -------   ----------------
Class Y Return Before Taxes                               ____%    ____%        ____%
Class Y Return After Taxes on Distributions               ____%    ____%        ____%
Class Y Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%    ____%        ____%
S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)                                     ____%    ____%        ____%(1)
Goldman Sachs Technology Composite Index (reflects no
   deduction for fees, expenses or taxes)                 ____%    ____%        ____%(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index based on United States-headquartered technology companies. Stocks in the index are weighted such that each stock is no more than 8.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.


(1)  Return is from 4/30/00 - 12/31/06.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases
      as a percentage of offering price                   None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                        None
   Exchange fees                                          None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                     0.90%
   Distribution and service (12b-1) fees                  None
   Other expenses                                         0.22%
   Total annual operating expenses(1)(2)                  1.12%



(1) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 1.00% to 0.90%.



THE HARTFORD MUTUAL FUNDS                                                     51

THE HARTFORD GLOBAL TECHNOLOGY FUND


(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.20%. This policy may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                    CLASS Y
-------------------------------------                    -------
Year 1                                                   $______
Year 3                                                   $______
Year 5                                                   $______
Year 10                                                  $______



THE HARTFORD MUTUAL FUNDS                                                     52

THE HARTFORD GROWTH FUND

INVESTMENT GOAL. The Hartford Growth Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include sustainable growth, superior business management, strong cash flow generation, high margins, high return on capital, a strong balance sheet and a leadership position within the industry. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Growth Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $___ million to $___ billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Wellington Management utilizes what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, cash flow and revenues.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class Y shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class L shares (Class L shares are not offered in this prospectus). Although Class Y share returns would have been substantially similar to those of the fund's Class L shares because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class Y shares would have been higher than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.



THE HARTFORD MUTUAL FUNDS                                                     53

THE HARTFORD GROWTH FUND

CLASS Y TOTAL RETURNS BY CALENDAR YEAR(1)

                               (PERFORMANCE GRAPH)

1997    23.80%
1998    29.63%
1999    34.67%
2000    -4.95%
2001   -14.60%
2002   -24.46%
2003    33.22%
2004    12.40%
2005     4.62%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



(1) Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different opertaing expenses.



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006



                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
Class Y Return Before Taxes(1)                            ____%     ____%     ____%
Class Y Return After Taxes on Distributions(1)            ____%     ____%     ____%
Class Y Return After Taxes on Distributions and Sale
   of Fund Shares(1)                                      ____%     ____%     ____%
Russell 1000 Growth Index (reflects no deduction for
   fees, expenses or taxes)                               ____%     ____%     ____%


INDEX: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1) Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class L share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.


THE HARTFORD MUTUAL FUNDS                                                     54

THE HARTFORD GROWTH FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                       None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None
   Exchange fees                                           None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                         0.74%
   Distribution and service (12b-1) fees                   None
   Other expenses                                          0.11%
   Total annual operating expenses(1)                      0.85%


(1) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.00%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                    CLASS Y
-------------------------------------                    -------
Year 1                                                   $______
Year 3                                                   $______
Year 5                                                   $______
Year 10                                                  $______



THE HARTFORD MUTUAL FUNDS                                                     55

THE HARTFORD GROWTH OPPORTUNITIES FUND


INVESTMENT GOAL. [The Hartford Growth Opportunities Fund seeks capital appreciation.]


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class Y shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class L shares (Class L shares are not offered in this prospectus). Although Class Y share returns would have been substantially similar to those of the fund's Class L shares because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class Y shares would have been higher than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information



THE HARTFORD MUTUAL FUNDS                                                     56

THE HARTFORD GROWTH OPPORTUNITIES FUND


includes the fund's performance when it was managed by a previous investment adviser.


CLASS Y TOTAL RETURNS BY CALENDAR YEAR(1)

                               (PERFORMANCE GRAPH)

1997    13.74%
1998    18.97%
1999    53.67%
2000     3.47%
2001   -24.11%
2002   -28.21%
2003    44.44%
2004    16.83%
2005    16.16%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



(1) Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006



                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
Class Y Return Before Taxes(1)                            ____%    ____%      ____%
Class Y Return After Taxes on Distributions(1)            ____%    ____%      ____%
Class Y Return After Taxes on Distributions and Sale
   of Fund Shares(1)                                      ____%    ____%      ____%
Russell 3000 Growth Index (reflects no deduction for
   fees, expenses or taxes)                               ____%    ____%      ____%


INDEX: The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1) Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class L share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


THE HARTFORD MUTUAL FUNDS                                                     57

THE HARTFORD GROWTH OPPORTUNITIES FUND


                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                       None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None
   Exchange fees                                           None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                         0.76%
   Distribution and service (12b-1) fees                   None
   Other expenses                                          0.12%
   Total annual operating expenses(1)                      0.88%



(1) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.00%. This policy may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                    CLASS Y
-------------------------------------                    -------
Year 1                                                   $______
Year 3                                                   $______
Year 5                                                   $______
Year 10                                                  $______



THE HARTFORD MUTUAL FUNDS                                                     58

THE HARTFORD HIGH YIELD FUND

INVESTMENT GOAL. The Hartford High Yield Fund seeks high current income. Growth of capital is a secondary objective.


PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield - high risk securities" or "junk bonds". The fund will invest no more than 25% of its total assets in securities rated below "B3" by Moody's or "B-" by S&P, or, if unrated, determined to be of comparable quality by Hartford Investment Management. The fund may invest in bonds of any maturity although the fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years. The fund may also invest up to 10% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.


The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in securities of foreign issuers and up to 10% of its total assets in non-dollar securities.


To achieve its goal of high current income, Hartford Investment Management uses what is sometimes referred to as a "bottom-up" analysis in its credit underwriting and securities valuation discipline in order to determine which specific issuers and securities have the ability to support a high level of sustainable yield on debt securities. In this process, Hartford Investment Management assess such factors as an issuer's business environment, as well as its financial statements, anticipated earnings/cash flow, the quality of its management team and a detailed analysis of its capital structure and the value of the assets supporting it. Hartford Investment Management's economic outlook is also an important input in overlaying a "top-down" view of the economy in the construction of fund's interest rate and credit risk exposure.


The fund seeks its secondary goal of capital growth, when consistent with its primary objective of high current income, by investing in securities that Hartford Investment Management expects to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.


Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.


The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments don't perform as Hartford Investment Management expects, the fund could underperform its peers or lose money.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


THE HARTFORD MUTUAL FUNDS                                                     59

THE HARTFORD HIGH YIELD FUND

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

In some circumstances the fund's investments could become harder to value.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)

1999     3.98%
2000     1.04%
2001     3.27%
2002    -7.51%
2003    24.86%
2004     7.55%
2005     1.50%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



THE HARTFORD MUTUAL FUNDS                                                     60

THE HARTFORD HIGH YIELD FUND


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006



                                                                              LIFE OF FUND
                                                         1 YEAR   5 YEARS   (SINCE 09/30/98)
                                                         ------   -------   ----------------
Class Y Return Before Taxes                               ____%     ____%        ____%
Class Y Return After Taxes on Distributions               ____%     ____%        ____%
Class Y Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%     ____%        ____%
Lehman Brothers High Yield  Corporate Index (reflects
   no deduction for fees, expenses or taxes)              ____%     ____%        ____%


INDEX: The Lehman Brothers High Yield Corporate Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                       None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None
   Exchange fees                                           None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                      0.75%
   Distribution and service (12b-1) fees                   None
   Other expenses                                          0.12%
   Total annual operating expenses(1)(2)(3)                0.87%



(1) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.55% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses are 0.67%.


(2)  Expense information in the table has been restated to reflect current fees.


(3) Effective November 1, 2006, HIFSCO has voluntarily agreed through October 31, 2007 to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.75%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                    CLASS Y
-------------------------------------                    -------
Year 1                                                   $______
Year 3                                                   $______
Year 5                                                   $______
Year 10                                                  $______



THE HARTFORD MUTUAL FUNDS                                                     61

THE HARTFORD HIGH YIELD FUND


THE HARTFORD MUTUAL FUNDS                                                     62

THE HARTFORD INCOME FUND

INVESTMENT GOAL. The Hartford Income Fund seeks to provide a high level of current income. Capital appreciation is a secondary objective.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a diversified portfolio consisting predominantly of marketable debt securities. The fund invests, under normal circumstances, at least 65% of its total assets in securities rated "A" quality of better. This means securities that are rated at the time of purchase within the three highest categories assigned by Moody's ("Aaa", "Aa" or "A") or S&P ("AAA", "AA" or "A") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these three highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield - high risk securities" or "junk bonds". The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least "A3" by Moody's. The fund may also invest up to 10% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.



The fund may invest up to 30% of its total assets in securities of foreign issuers and non-dollar securities and 10% of its total assets in issues purchased as defaulted securities. The fund may utilize derivatives to manage portfolio risk and to replicate securities the fund could buy that are not currently available in the market. Such derivatives may include (but are not limited to) swaps where the fund receives inflation-linked payments. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and warrants (including securities carrying warrants) to purchase equity securities or debt securities or loans.



The fund may invest up to 30% of its total assets in securities of foreign issuers and non-dollar securities and 10% of its total assets in issues purchased as defaulted securities. The fund may utilize derivatives to manage portfolio risk and to replicate securities the fund could buy that are not currently available in the market. Such derivatives may include (but are not limited to) swaps where the fund receives inflation-linked payments. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and warrants (including securities carrying warrants) to purchase equity securities or debt securities or loans.


Bonds in which the fund invests include, but are not limited to, (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible and convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed and mortgage-related securities, including collateralized mortgage obligations; (4) securities and loans issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers; and (5) commercial mortgage-backed securities.

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. Although the fund does not have a maximum maturity term restriction, the fund tends to have a dollar-weighted average maturity between approximately 3 to 30 years.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors or industries may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors and industries that, from a yield perspective, appear either attractive or unattractive. For individual securities, Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team, and security structure.

The fund may provide capital appreciation if one or more of its holdings increases in market value due to events such as fundamental improvement in business, increased demand for the security or as a benefit due to falling interest rates.

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield - high risk bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.


THE HARTFORD MUTUAL FUNDS                                                     63

THE HARTFORD INCOME FUND

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Because the fund may invest in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


THE HARTFORD MUTUAL FUNDS                                                     64

THE HARTFORD INCOME FUND

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)

2004    5.32%
2005    1.97%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006



                                                                     LIFE OF FUND
                                                         1 YEAR   (SINCE 11/28/2003)
                                                         ------   ------------------
Class Y Return Before Taxes                               ____%        ____%
Class Y Return After Taxes on Distributions               ____%        ____%
Class Y Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%        ____%
Lehman Brothers U.S. Aggregate Bond Index (reflects no
   deduction for fees, expenses or taxes)                 ____%        ____%(1)


INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


(1)  Return is from 11/30/2003 - 12/31/2006.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                       None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None
   Exchange fees                                           None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                         0.60%
   Distribution and service (12b-1) fees                   None
   Other expenses                                          0.19%
   Total annual operating expenses(1)                      0.79%



THE HARTFORD MUTUAL FUNDS                                                     65

THE HARTFORD INCOME FUND


(1) Effective November 1, 2006, HIFSCO has agreed to limit permanently the total operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.75%. In addition, HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.70%. This policy may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                    CLASS Y
-------------------------------------                    -------
Year 1                                                    $____
Year 3                                                    $____
Year 5                                                    $____
Year 10                                                   $____



THE HARTFORD MUTUAL FUNDS                                                     66

THE HARTFORD INFLATION PLUS FUND

INVESTMENT GOAL. The Hartford Inflation Plus Fund seeks a total return that exceeds the rate of inflation over an economic cycle.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 65% of its net assets in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury. The fund may also invest in inflation-protected debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as corporations and foreign governments. Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to the smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The fund invests, under normal circumstances, at least 80% of its net assets in securities of "investment grade" quality. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") and S&P ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its net assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield - high risk securities" or "junk bonds". The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least "Aa3" by Moody's. The fund may also invest up to 10% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.

In addition to its investments in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury, the fund will opportunistically invest up to 35% of its net assets in other sectors, including, but not limited to, nominal treasury securities, corporate bonds, asset-backed securities, mortgage-related securities and commercial mortgage-backed securities. The fund may invest up to 35% of its net assets in securities of foreign issuers and non-dollar securities, including inflation-protected securities of foreign issuers. Such inflation-protected securities of foreign issuers are generally indexed to the inflation rates in their respective economies. The fund may also utilize securities lending arrangements and reverse repurchase transactions. The fund may utilize derivatives to manage portfolio risk and to replicate securities the fund could buy but that are not currently available in the market. Such derivatives may include (but are not limited to) swaps where the fund receives inflation-linked payments.

There is no limit on the maturity of debt securities held by the fund or the average maturity of the fund's portfolio.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy and inflation. Hartford Investment Management then selects individual securities to buy or sell from selected issuers that, from a real yield perspective, appear either attractive or unattractive. Hartford Investment Management will select issues by assessing such factors as security structure, break even inflation rates, a company's business environment, balance sheet, income statement, anticipated earnings and management team.

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.


THE HARTFORD MUTUAL FUNDS                                                     67

THE HARTFORD INFLATION PLUS FUND

Inflation-protected debt securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-protected debt security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Because the fund may invest in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities.

Because the fund may engage in securities lending arrangements, the fund is subject to the risk that delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities.

Reverse repurchase agreements carry the risk that the market value of the securities which the fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as collateralized borrowing by the fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of the fund and, therefore, increases the possibility of fluctuation in the fund's net asset value.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.


Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may


THE HARTFORD MUTUAL FUNDS                                                     68

THE HARTFORD INFLATION PLUS FUND

exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)

2004    7.45%
2005    2.19%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006



                                                                      LIFE OF FUND
                                                         1 YEAR   (SINCE 11/28/2003)
                                                         ------   ------------------
Class Y Return Before Taxes                               ____%        ____%
Class Y Return After Taxes on Distributions               ____%        ____%
Class Y Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%        ____%
Lehman Brothers U.S. TIPS Index (reflects no deduction
   for fees, expenses or taxes)                           ____%        ____%(1)


INDEX: The Lehman Brothers U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity. You cannot invest directly in an index.


(1)  Return is from 11/30/03 - 12/31/06.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                       None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None
   Exchange fees                                           None
ANNUAL OPERATING EXPENSES



THE HARTFORD MUTUAL FUNDS                                                     69

THE HARTFORD INFLATION PLUS FUND


   (expenses that are deducted from the fund's assets)
   Management fees(1)                                      0.58%
   Distribution and service (12b-1) fees                   None
   Other expenses                                          0.10%
   Total annual operating expenses(1)(2)                   0.68%



(1) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.48% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses are 0.58%.



(2) Effective November 1, 2006, HIFSCO has agreed to limit permanently the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.75%. In addition, HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.60%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                    CLASS Y
-------------------------------------                    -------
Year 1                                                    $____
Year 3                                                    $____
Year 5                                                    $____
Year 10                                                   $____



THE HARTFORD MUTUAL FUNDS                                                     70

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND

INVESTMENT GOAL. The Hartford International Capital Appreciation Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its assets in equity securities of foreign issuers, including non-dollar securities. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. Although some consideration is given to ensuring country diversification, allocation of investments among countries is primarily the result of sector and security selection. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.



The fund's investment strategy is to invest in high-quality growth companies in international markets. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI EAFE Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $___ million to $___ billion.



The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI EAFE Index is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Stocks of companies with market capitalizations above $2 billion as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks. If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated. An investment in the fund entails substantial market risk.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Wellington Management's investment strategy will influence performance significantly. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


THE HARTFORD MUTUAL FUNDS                                                     71

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)

2002    -18.46%
2003     49.73%
2004     23.81%
2005      6.07%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006



                                                                             LIFE OF FUND
                                                         1 YEAR   5 YEARS   (SINCE 4/30/01)
                                                         ------   -------   ---------------
Class Y Return Before Taxes                               ____%    ____%         ____%
Class Y Return After Taxes on Distributions               ____%    ____%         ____%
Class Y Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%    ____%         ____%
MSCI EAFE Index (reflects no deduction for fees,
   expenses or taxes)                                     ____%    ____%         ____%
MSCI EAFE Growth Index (reflects no deduction for
   fees, expenses or taxes)                               ____%    ____%         ____%



THE HARTFORD MUTUAL FUNDS                                                     72

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND

INDEX: The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the U.S. and Canada. You cannot invest directly in an index.


The Morgan Stanley Capital International Europe, Australasia and Far East Growth Index ("MSCI EAFE Growth Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the growth securities within the MSCI EAFE Index. You cannot invest directly in an index.


The fund has changed its benchmark from the MSCI EAFE Index to the MSCI EAFE Growth Index because the fund's investment manager believes that the MSCI EAFE Growth Index is better suited to the investment strategy of the fund.


THE HARTFORD MUTUAL FUNDS                                                     73

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                        None
   Exchange fees                                          None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                     0.90%
   Distribution and service (12b-1) fees                  None
   Other expenses                                         0.22%
   Total annual operating expenses(1)(2)                  1.12%



(1) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 1.00% to 0.90%.



(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.20%. This policy may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                    CLASS Y
-------------------------------------                    -------
Year 1                                                    $____
Year 3                                                    $____
Year 5                                                    $____
Year 10                                                   $____



THE HARTFORD MUTUAL FUNDS                                                     74

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

INVESTMENT GOAL. The Hartford International Opportunities Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. The securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging market securities.


Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value. Wellington Management seeks to invest in companies with underappreciated assets, improving return on capital and/or stocks that it believes are mis-priced by the market due to short-term issues. This proprietary research takes into account each company's long-term history as well as Wellington Management's analysts' forward-looking estimates, and allows for a comparison of the intrinsic value of stocks on a global basis focusing on return on invested capital in conjunction with other valuation metrics. Portfolio construction is driven primarily by bottom-up stock selection, with region, country and sector weightings being secondary factors.



The fund may invest in opportunities across the market capitalization spectrum, but under normal circumstances invests primarily in large and mid capitalization companies, resulting in a portfolio with market capitalization characteristics similar to the MSCI AC World ex US Index. As of December 31, 2006, the range of market capitalizations of companies in the MSCI AC World ex US Index was between approximately $__million and $__ billion. [NOTE: THIS WAS CHANGED WAS ALREADY REFLECTED PURSUANT TO A RECENT PROSPECTUS SUPPLEMENT]


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


THE HARTFORD MUTUAL FUNDS                                                     75

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)

1997      1.31%
1998     13.11%
1999     39.63%
2000    -15.19%
2001    -18.32%
2002    -19.92%
2003     32.06%
2004     17.90%
2005     14.27%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006



                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
Class Y Return Before Taxes                               ____%    ____%      ____%
Class Y Return After Taxes on Distributions               ____%    ____%      ____%
Class Y Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%    ____%      ____%
MSCI AC World ex US Index (reflects no deduction for
   fees, expenses or taxes)                               ____%    ____%      ____%(1)



THE HARTFORD MUTUAL FUNDS                                                     76

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

INDEX: The Morgan Stanley Capital International All Country World ex US Index ("MSCI AC World ex US Index") is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.


(1)  Return is from 7/31/1996 - 12/31/2006.



THE HARTFORD MUTUAL FUNDS                                                     77

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                      None
   Maximum deferred sales charge (load) (as a percentage
      of purchase price or redemption proceeds,
      whichever is less)                                  None
   Exchange fees                                          None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                        0.85%
   Distribution and service (12b-1) fees                  None
   Other expenses                                         0.20%
   Total annual operating expenses(1)                     1.05%


(1) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.20%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                    CLASS Y
-------------------------------------                    -------
Year 1                                                    $____
Year 3                                                    $____
Year 5                                                    $____
Year 10                                                   $____



THE HARTFORD MUTUAL FUNDS                                                     78

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

INVESTMENT GOAL. The Hartford International Small Company Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of foreign issuers, including non-dollar securities, of small capitalization companies. The fund defines small capitalization companies as companies with a market capitalization within the range of the S&P/Citigroup Extended Market Euro-Pacific Index. As of December 31, 2006, the range of market capitalizations of companies in the S&P/Citigroup Extended Market Euro-Pacific Index was between approximately $___ million and $___ billion. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest up to 15% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.


The fund's investment approach is to invest in equity securities of foreign issuers that Wellington Management believes have significant potential for capital appreciation. Wellington Management uses its proprietary global research capabilities to identify stocks for the portfolio. Wellington Management takes a local-regional approach to research and stock selection using a number of different sources to identify purchase candidates including the firm's proprietary research, local brokers, and company and local referrals. The sources used depend greatly on the region and industry. Long-term investment themes based on general economic factors, along with cost of capital and liquidity forecasts, are important in targeting research efforts.


A candidate for purchase in the portfolio is subjected to extensive fundamental analysis. The Fund seeks candidates that exhibit some combination of:


     -    a well-articulated business plan,

     -    experienced management,

     -    a sustainable competitive advantage, and

     -    strong financial characteristics.

In addition, valuation analysis, including relevant industry valuations, is used to compare the results to a global and local peer group of companies. Candidate companies that compare favorably with the fundamentals, growth, and valuation characteristics of peers are strong candidates for the portfolio. In implementing purchase decisions, consideration is given to size, liquidity and volatility. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the portfolio. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages or are expected to benefit from extended growth opportunities.

MAIN RISKS. As with most equity funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


THE HARTFORD MUTUAL FUNDS                                                     79

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)

2002    -3.91%
2003    55.23%
2004    16.68%
2005    18.48%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006



                                                                             LIFE OF FUND
                                                         1 YEAR   5 YEARS   (SINCE 4/30/01)
                                                         ------   -------   --------------
Class Y Return Before Taxes                               ____%    ____%         ____%
Class Y Return After Taxes on Distributions               ____%    ____%         ____%
Class Y Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%    ____%         ____%
S&P/Citigroup Extended Market Euro-Pacific Index
   (reflects no deduction for fees, expenses or taxes)    ____%    ____%         ____%


INDEX: The S&P/Citigroup Extended Market Euro-Pacific Index is a global equity index comprised of the smallest 20% of each country's market capitalization in the S&P/Citigroup Broad Market Global Index. (The S&P/Citigroup Broad Market Global Index captures all companies in developed and emerging markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed countries are included except the US and Canada. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     80

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                        None
   Exchange fees                                          None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                     0.90%
   Distribution and service (12b-1) fees                  None
   Other expenses                                         0.28%
   Total annual operating expenses(1)(2)                  1.18%



(1) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 1.00% to 0.90%.



(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.20%. This policy may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                    CLASS Y
-------------------------------------                    -------
Year 1                                                    $____
Year 3                                                    $____
Year 5                                                    $____
Year 10                                                   $____



THE HARTFORD MUTUAL FUNDS                                                     81

THE HARTFORD LARGECAP GROWTH FUND



INVESTMENT GOAL. The Hartford LargeCap Growth Fund seeks long-term growth of capital.



PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in stocks that the fund's sub-adviser believes have superior return potential. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of large capitalization companies. The fund defines large capitalization companies as companies with market capitalizations within the collective range of the Russell 1000 and S&P 500 Indices. As of December 31, 2006, the market capitalization of companies included in these indices ranged from approximately $__ billion to $__ billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.



In assessing a stock's superior return potential, Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.



MAIN RISKS. As with all stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.



The sub-adviser's investment strategy will influence performance significantly. If the sub-adviser's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money. In addition, if the sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.



The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.



PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.



YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.



                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                        None
   Exchange fees                                          None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                        0.65%
   Distribution and service (12b-1) fees                  None
   Other expenses (1)                                     0.15%
   Total annual operating expenses (1)(2)                 0.80%



(1)  Estimated amounts for the current fiscal year.



THE HARTFORD MUTUAL FUNDS                                                     82

THE HARTFORD LARGECAP GROWTH FUND



(2) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.85%, respectively. This policy may be discontinued at any time.



EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



EXPENSES (WITH REDEMPTION)                               CLASS Y
--------------------------                               -------
Year 1                                                    $____
Year 3                                                    $____



THE HARTFORD MUTUAL FUNDS                                                     83

THE HARTFORD MIDCAP FUND


INVESTMENT GOAL. The Hartford MidCap Fund seeks long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid -capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2006, this range was between approximately $___ million and $___ billion. The fund favors high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.



The fund uses a "bottom-up" investment strategy, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.



THE HARTFORD MUTUAL FUNDS                                                     84

THE HARTFORD LARGECAP GROWTH FUND


CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)

1998     23.62%
1999     50.87%
2000     25.43%
2001     -4.17%
2002    -14.56%
2003     36.59%
2004     16.54%
2005     16.78%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006



                                                                              LIFE OF FUND
                                                         1 YEAR   5 YEARS   (SINCE 12/31/97)
                                                         ------   -------   ----------------
Class Y Return Before Taxes                               ____%    ____%          ____%
Class Y Return After Taxes on Distributions               ____%    ____%          ____%
Class Y Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%    ____%          ____%
S&P MidCap 400 Index (reflects no deduction for fees,
   expenses or taxes)                                     ____%    ____%          ____%


INDEX: The S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity market. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                        None
   Exchange fees                                          None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                        0.74%
   Distribution and service (12b-1) fees                  None
   Other expenses                                         0.09%
   Total annual operating expenses                        0.83%



THE HARTFORD MUTUAL FUNDS                                                     85

THE HARTFORD LARGECAP GROWTH FUND


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                    CLASS Y
-------------------------------------                    -------
Year 1                                                    $____
Year 3                                                    $____
Year 5                                                    $____
Year 10                                                   $____



THE HARTFORD MUTUAL FUNDS                                                     86

THE HARTFORD MIDCAP GROWTH FUND



INVESTMENT GOAL. The Hartford MidCap Growth Fund seeks long-term growth of capital.



PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in growth style stocks. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell MidCap Growth and S&P MidCap 400 Indices. As of December 31, 2006, this range was between $ million and $_ billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.



A key tenet of the investment management team's investment philosophy is that earnings growth drives stock prices. The team believes that companies with superior earnings growth potential are most often found in industries experiencing secular up-trends or "tailwinds." To identify stocks with superior potential for earnings growth, the investment management team will combine a "bottom-up" approach with top-down industry analysis. Key investment themes, industry trends, and companies will be identified through this fundamental analysis. Fundamental analysis involves meeting with a company's management, assessing its competitive and financial position and projecting earnings power and future stock prices based on a number of valuation disciplines.



MAIN RISKS. As with most equity funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of mid-sized companies may be more risky than equity securities of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company equity securities as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of equity securities. You could lose money as a result of your investment.



If the fund's sub-adviser, Hartford Investment Management Company ("Hartford Investment Management"), incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Hartford Investment Management had anticipated.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.



Hartford Investment Management's investment strategy will influence performance significantly. If Hartford Investment Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.



PAST PERFORMANCE. The fund commenced operations on July 31, 2006. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.



YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.



                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                       None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None
   Exchange fees                                           None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                        0.800%
   Distribution and service (12b-1) fees                   None
   Other expenses(1)                                      0.350%
   Total annual operating expenses(1)(2)                  1.150%



(1)  Estimated amounts for the current fiscal year.



THE HARTFORD MUTUAL FUNDS                                                     87

THE HARTFORD MIDCAP GROWTH FUND


(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage to 0.90%. This policy may be discontinued at any time.



EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



EXPENSES (WITH OR WITHOUT REDEMPTION)                    CLASS Y
-------------------------------------                    -------
Year 1                                                   $______
Year 3                                                   $______



THE HARTFORD MUTUAL FUNDS                                                     88

THE HARTFORD MIDCAP VALUE FUND



INVESTMENT GOAL. The Hartford MidCap Value Fund seeks long-term capital appreciation.



PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in mid -capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2006, this range was between approximately $___ million and $___ billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.



The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its issuer's earnings power, growth potential and price-to-earnings ratio. Stocks are selected whose issuers, in Wellington Management's opinion, have the most compelling blend of the following attributes:


     -    high fundamental investment value,

     -    a strong management team, and

     -    strong industry position.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


THE HARTFORD MUTUAL FUNDS                                                     89

THE HARTFORD MIDCAP VALUE FUND


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)

2002   -13.05%
2003    43.19%
2004    16.08%
2005    10.11%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (______ quarter, ____) and the lowest quarterly return was ____% (_____ quarter, ____).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006

                                                                              LIFE OF FUND
                                                         1 YEAR   5 YEARS   (SINCE 4/30/01)
                                                         ------   -------   ---------------
Class Y Return Before Taxes                               ____%    ____%         ____%
Class Y Return After Taxes on Distributions               ____%    ____%         ____%
Class Y Return After Taxes on Distributions and
   Sale of Fund Shares                                    ____%    ____%         ____%
Russell 2500 Value Index (reflects no deduction
   for fees, expenses or taxes)                           ____%    ____%         ____%


INDEX: The Russell 2500 Value Index is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases
      as a percentage of offering price                   None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                        None
   Exchange fees                                          None

ANNUAL OPERATING EXPENSES



THE HARTFORD MUTUAL FUNDS                                                     90

THE HARTFORD MIDCAP VALUE FUND


   (expenses that are deducted from the fund's assets)
   Management fees                                        0.85%
   Distribution and service (12b-1) fees                  None
   Other expenses                                         0.11%
   Total annual operating expenses(1)                     0.96%

(1) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.00%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                    CLASS Y
-------------------------------------                    -------
Year 1                                                    $____
Year 3                                                    $____
Year 5                                                    $____
Year 10                                                   $____



THE HARTFORD MUTUAL FUNDS                                                     91

THE HARTFORD MONEY MARKET FUND

INVESTMENT GOAL. The Hartford Money Market Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by Hartford Investment Management. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities;
(3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

The fund may invest up to 100% of its total assets in securities of foreign issuers.

The fund purchases securities which Hartford Investment Management believes offer attractive returns relative to the risks undertaken. In addition, Hartford Investment Management adjusts the average maturity of the portfolio in anticipation of interest rate changes.

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, income risk, manager risk and foreign investment risk.

A rise in interest rates could cause a fall in the values of the fund's securities.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Manager risk refers to the risk that if Hartford Investment Management does not effectively implement the fund's investment goal and style, the fund could underperform its peers.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is a risk that the fund's share price could fall below $1.00, which would make your shares worth less than what you paid for them.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



THE HARTFORD MUTUAL FUNDS                                                     92

THE HARTFORD MONEY MARKET FUND

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)

1997    5.23%
1998    5.16%
1999    4.80%
2000    6.00%
2001    3.76%
2002    1.60%
2003    0.69%
2004    0.88%
2005    2.78%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (_____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006


                                                          1 YEAR   5 YEARS   10 YEARS
                                                         -------   -------   --------
Class Y                                                   ____%    ____%     ____%
60-Day Treasury Bill Index (reflects
   no deductions for fees, expenses
   or taxes)                                              ____%    ____%     ____%(1)


INDEX: 60-Day Treasury Bill Index is an unmanaged index of short-term treasury bills. You cannot invest directly in an index.


Please call 1-888-843-7824 for the fund's most recent current and effective yield information. HIFSCO, the distributor of The Hartford Mutual Funds, has agreed to waive receipt of Rule 12b-1 fees for Class B and C shares in an amount necessary to prevent the yield on those shares from becoming negative. This waiver may be discontinued at any time. Total return and yield for Class B and Class C shares would have been lower if the fund's Rule 12b-1 fees had not been limited by HIFSCO.



(1)  Return is from 7/31/96 - 12/31/06


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                        None
   Exchange fees                                          None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                        0.50%
   Distribution and service (12b-1) fees                  None
   Other expenses                                         0.11%
   Total annual operating expenses(1)                     0.61%



THE HARTFORD MUTUAL FUNDS                                                     93

THE HARTFORD MONEY MARKET FUND


(1) Effective November 1, 2006, HIFSCO has agreed to limit permanently the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.75%. In addition, HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.55%. This policy may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                    CLASS Y
-------------------------------------                    -------
Year 1                                                    $____
Year 3                                                    $____
Year 5                                                    $____
Year 10                                                   $____



THE HARTFORD MUTUAL FUNDS                                                     94

THE HARTFORD SELECT MIDCAP GROWTH FUND

INVESTMENT GOAL. The Hartford Select MidCap Growth Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in growth style stocks. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the range of companies in the Russell Midcap Growth Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $__million to $__billion. The fund may invest up to 20% of its assets in securities of foreign issuers and non-dollar securities. The fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests.






Hartford Investment Management seeks to achieve the fund's goal of long-term capital appreciation by using a quantitative multifactor approach to bottom-up stock selection. Hartford Investment Management utilizes a set of varied market factors to model each stock's relative attractiveness, with a focus on those factors driving the market.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


Because the fund may invests in REITs, the fund may be exposed to the risks associated with the real estate market.



Hartford Investment Management's investment strategy will influence performance significantly. If Hartford Investment Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money. In addition, if Hartford Investment Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.



THE HARTFORD MUTUAL FUNDS                                                     95

THE HARTFORD SELECT MIDCAP GROWTH FUND





THE HARTFORD MUTUAL FUNDS                                                     96

THE HARTFORD SELECT MIDCAP GROWTH FUND

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


Hartford Investment Management became a sub-adviser effective [__________]. Performance information represents performance of previous sub-advisers.



CLASS Y TOTAL RETURNS BY CALENDAR YEAR


                               (PERFORMANCE GRAPH)

2005   7.38%
2006


During the period shown in the bar chart, the highest quarterly return was ____% (_____ quarter, ____) and the lowest quarterly return was ____% (_____ quarter, ____).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIOD ENDING 12/31/2006


                                                                     LIFE OF FUND
                                                         1 YEAR   (SINCE 01/01/2005)
                                                         ------   ------------------
Class Y Return Before Taxes                               ____%          ____%
Class Y Return After Taxes on Distributions               ____%          ____%
Class Y Return After Taxes on Distributions
   and Sale of Fund Shares                                ____%          ____%
Russell MidCap Growth Index (reflects no
   deduction for fees, expenses or taxes)                 ____%          ____%



THE HARTFORD MUTUAL FUNDS                                                     97

THE HARTFORD SELECT MIDCAP GROWTH FUND

INDEX: The Russell MidCap Growth Index is an unmanaged index measuring the performance of the mid-cap growth segment of the U.S. equity universe. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     98

THE HARTFORD SELECT MIDCAP GROWTH FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                           CLASS Y
                                                           -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
      percentage of offering price                          None
   Maximum deferred sales charge (load) (as a percentage
      of purchase price or redemption proceeds,
      whichever is less)                                    None
   Exchange fees                                            None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                          0.90%
   Distribution and service (12b-1) fees                    None
   Other expenses                                           0.76%
   Total annual operating expenses(1)                       1.66%


(1) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.10%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                    CLASS Y
-------------------------------------                    -------
Year 1                                                    $ ____
Year 3                                                    $ ____
Year 5                                                    $ ____
Year 10                                                   $ ____



THE HARTFORD MUTUAL FUNDS                                                     99

THE HARTFORD SELECT MIDCAP VALUE FUND

INVESTMENT GOAL. The Hartford Select MidCap Value Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in value style stocks. Under normal circumstances, at least 80% of the fund's assets are invested in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the range of companies in the Russell Midcap Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $_ million to $_ billion. The fund may invest up to 20% of its assets in securities of foreign issuers and non-dollar securities. The fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests.






Hartford Investment Management seeks to achieve the fund's goal of long-term capital appreciation by using a quantitative multifactor approach to bottom-up stock selection. Hartford Investment Management utilizes a set of varied market factors to model each stock's relative attractiveness, with a focus on those factors driving the market.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.


THE HARTFORD MUTUAL FUNDS                                                    100

THE HARTFORD SELECT MIDCAP VALUE FUND

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.


Because the fund may invests in REITs, the fund may be exposed to the risks associated with the real estate market.



Hartford Investment Management's investment strategy will influence performance significantly. If Hartford Investment Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money. In addition, if Hartford Investment Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.



PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



Hartford Investment Management became a sub-adviser effective [__________]. Performance information represents performance of previous sub-advisers.



CLASS Y TOTAL RETURNS BY CALENDAR YEAR


                               (PERFORMANCE GRAPH)

2006   0.00%


THE HARTFORD MUTUAL FUNDS                                                    101

THE HARTFORD SELECT MIDCAP VALUE FUND


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006



                                                                    LIFE OF FUND
                                                         1 YEAR   (SINCE 4/29/05)
                                                         ------   ---------------
Class Y Return Before Taxes                               ____%        ____%
Class Y Return After Taxes on Distributions               ____%        ____%
Class Y Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%        ____%
Russell MidCap Value Index (reflects no deduction for
   fees, expenses or taxes)                               ____%        ____%



INDEX: The Russell MidCap Value Index is an unmanaged index measuring the performance of the mid-cap value segment of the U.S. equity universe. You cannot invest directly in an index.





YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                        None
   Exchange fees                                          None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                        1.00%
   Distribution and service (12b-1) fees                  None
   Other expenses                                         0.36%
   Total annual operating expenses(1)                     1.36%


(1) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.15%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                    CLASS Y
-------------------------------------                    -------
Year 1                                                    $____
Year 3                                                    $____
Year 5                                                    $____
Year 10                                                   $____



THE HARTFORD MUTUAL FUNDS                                                    102

THE HARTFORD SELECT SMALLCAP GROWTH FUND

INVESTMENT GOAL. The Hartford Select SmallCap Growth Fund seeks growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in stocks that the fund's sub-advisers believe have superior growth potential. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of small-capitalization companies. The fund defines small-capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2006, the market capitalization of companies included in these indices ranged from approximately $___ million to $___ billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. HIFSCO serves as the investment manager to the fund and is responsible for the oversight of the fund's investment sub-advisers. HIFSCO has selected two asset managers for the day-to-day portfolio management of the fund: Jennison Associates LLC and Oberweis Asset Management, Inc. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.

Jennison Associates LLC ("Jennison") believes that active management through original "bottom-up" fundamental research can add significant value in uncovering inefficiencies that exist in the small cap asset class. This product's style is best described as growth at a reasonable price. The investment team focuses its research efforts on those companies within the universe that they believe are most likely to generate attractive absolute and relative revenue and earnings growth while remaining reasonably valued relative to expectations. Original, fundamental bottom-up company research is the basis of the investment process, and the team primarily relies on its own analysis of companies and industry dynamics to make decisions. The team focuses on business evaluation to identify companies with a strong competitive position, quality management team, demonstrated growth in sales and earnings, balance sheet flexibility and strength and/or strong earnings growth prospects. Its underlying investment philosophy is to buy businesses rather than just stocks. If the team's initial criteria are met and company meetings further satisfy the team's requirements, detailed financial analysis is then performed. This analysis includes internal earnings estimates and earnings/cash flow projections. The final decision is based on the team's assessment of the appreciation potential of a security relative to its target. This potential is evaluated in the context of short and long-term catalysts for the stock as well as the risk attributes of a particular investment.

In managing its portion of the fund's assets, Oberweis Asset Management, Inc. ("Oberweis") seeks to invest in those companies it considers to have above-average long-term growth potential based on its analysis of eight factors. Oberweis considers or reviews the following factors and information as guidelines to identify such companies: (1) extraordinarily rapid growth in revenue; (2) extraordinarily rapid growth in pre-tax income; (3) a reasonable price/earnings ratio in relation to the company's underlying growth rate; (4) products or services that offer the opportunity for substantial future growth;
(5) favorable recent trends in revenue and earnings growth, ideally showing acceleration; (6) a reasonable price-to-sales ratio based on the company's underlying growth prospects and profit margins; (7) the company's financial statements, particularly footnotes, to identify unusual items which may indicate future problems; and (8) high relative strength in the market, in that the company's stock has outperformed at least 75% of other stocks in the market over the preceding twelve months. Such factors and the relative weight given to each will vary with economic and market conditions and the type of company being evaluated. No one factor will justify, and any one factor could rule out, an investment in a particular company.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


THE HARTFORD MUTUAL FUNDS                                                    103

THE HARTFORD SELECT SMALLCAP GROWTH FUND

Each sub-adviser's investment strategy will influence performance significantly. If a sub-adviser's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money. In addition, if a sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.

The investment styles employed by the fund's sub-advisers may not be complementary. The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



CLASS Y TOTAL RETURNS BY CALENDAR YEAR


                               (PERFORMANCE GRAPH)

2006   0.00%


During the period shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).



THE HARTFORD MUTUAL FUNDS                                                    104

THE HARTFORD SELECT SMALLCAP GROWTH FUND


AVERAGE ANNUAL TOTAL RETURNS FOR PERIOD ENDING 12/31/2006






                                                                    LIFE OF FUND
                                                         1 YEAR   (SINCE 09/30/05)
                                                         ------   ----------------
   Class Y Return Before Taxes                            ____%         ____%
   Class Y Return After Taxes on Distributions            ____%         ____%
   Class Y Return After Taxes on Distributions and
      Sale of Fund Shares                                 ____%         ____%
[Insert relevant index] (reflects no deduction for
   fees, expenses or taxes)                               ____%         ____%


INDEX: [Insert relevant index disclosure.]

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                        None
   Exchange fees                                          None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                        1.05%
   Distribution and service (12b-1) fees                  None
   Other expenses(1)                                      0.15%
   Total annual operating expenses(1)(2)                  1.20%


(1)  Estimated amounts for the current fiscal year.

(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.20%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                    CLASS Y
-------------------------------------                    -------
Year 1                                                    $____
Year 3                                                    $____
Year 5                                                    $____
Year 10                                                   $____



THE HARTFORD MUTUAL FUNDS                                                    105

THE HARTFORD SELECT SMALLCAP VALUE FUND



INVESTMENT GOAL. The Hartford Select SmallCap Value Fund seeks capital appreciation.



PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in value style stocks of small capitalization companies. Under normal circumstances, the fund pursues its objective by investing at least 80% of its assets in common stocks of small companies, focusing on those companies whose stock prices are believed to be undervalued. Small companies are those whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Value Index ($__ billion as of December 31, 2006). This average is updated monthly. In certain unusual circumstances, the fund may be unable to remain invested at this level in securities of companies with the stated market capitalization. The fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.



The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who adhere to distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected three different asset managers for the day-to-day portfolio management of the fund: Kayne Anderson Rudnick Investment Management, LLC, Metropolitan West Capital Management, LLC and SSgA Funds Management, Inc. Each sub-adviser acts independently of the others and uses its own methodology for selecting investments.



Kayne Anderson Rudnick Investment Management, LLC's ("KAR") investment philosophy is that strong risk-adjusted returns can be achieved through investment in high quality companies purchased at reasonable prices. KAR utilizes a disciplined, "bottom up," fundamental approach to identify companies with rising free cash flow, high reinvestment rate, and strong financial characteristics. The major guideline that drives KAR's portfolio construction process is quality. KAR defines quality as a company that has market dominance with sustainable competitive advantages, a strong management team that has a strategic vision and a strong shareholder orientation, financial strength, and consistent growth.



Metropolitan West Capital Management, LLC ("MetWest Capital") believes a team of highly experienced investors who (1) research high-quality businesses from an objective perspective, (2) invest in small cap companies selling below fair value and (3) identify clear catalysts to help realize full value within a defined time frame will produce superior long-term returns with lower-than-market risk. MetWest Capital's approach is driven by fundamental research and utilizes a long-term focus that takes advantage of opportunities presented by short-term anomalies in high-quality businesses. MetWest Capital concentrates on selecting unique individual investments utilizing a low-risk, value-oriented methodology. MetWest Capital requires the existence of one or more factors, or catalysts, that they consider an impetus for change at the companies in which they invest. In other words, MetWest Capital determines why an undervalued security is accorded a discount by other investors and what will change to eliminate that discount over their investment horizon (typically two to three years).



SSgA Funds Management, Inc.'s ("SSgA FM") enhanced small cap value strategy is designed to draw on elements of passive and active investing to create a portfolio with similar characteristics to the Russell 2000 Value Index, but that also has the potential to provide excess returns. SSgA FM adheres to a quantitatively driven investment process through the usage of a multi factor model that assigns a ranking to each stock based on growth, valuation, and sentiment characteristics. The research process seeks to pinpoint stocks that are undervalued by the market, but possess superior earnings growth potential. The sentiment component helps determine whether or not it is a good time to purchase or hold a security based on the conviction of the marketplace. Risk controls seek to ensure that the strategy does not have a style or size bias relative to the Russell 2000 Value Index.



MAIN RISKS. As with most equity funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in large companies. Equity securities of small companies may be more risky than equity securities of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Small company equity securities as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of equity securities. Such equity securities may also pose greater liquidity risks. Additionally, overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. You could lose money as a result of your investment.



The sub-advisers' investment strategies will influence performance significantly. If a sub-adviser's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.



The investment styles employed by the fund's sub-advisers may not be complementary. The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be



THE HARTFORD MUTUAL FUNDS                                                    106

THE HARTFORD SELECT SMALLCAP VALUE FUND



beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.



The fund's investments are often focused in a small number of business sectors, which may pose greater liquidity risk and increases the risk of the fund should adverse economic developments occur in one of those sectors. In addition, the fund may invest in certain securities with unique risks, such as special situations. Special situations are companies about to undergo a structural, financial or management change, which may significantly affect the value of their securities.



PAST PERFORMANCE. The fund commenced operations on July 31, 2006. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.



YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.



                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                        None
   Exchange fees                                          None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                        1.000%
   Distribution and service (12b-1) fees                   None
   Other expenses(1)                                      0.390%
   Total annual operating expenses(1)(2)                  1.390%



(1)  Estimated amounts for the current fiscal year.



(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage to 1.10%. This policy may be discontinued at any time.



EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



EXPENSES (WITH OR WITHOUT REDEMPTION)                    CLASS Y
-------------------------------------                    -------
Year 1                                                    $____
Year 3                                                    $____



THE HARTFORD MUTUAL FUNDS                                                    107

THE HARTFORD SHORT DURATION FUND



INVESTMENT GOAL. The Hartford Short Duration Fund seeks to provide a high level of income.



PRINCIPAL INVESTMENT STRATEGY. The fund seeks it goal by investing, under normal circumstances, at least 80% of its total assets in "investment grade" quality securities. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") or S&P ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least "Baa3" by Moody's and a dollar weighted average duration and average maturity of less than 3 years. Duration is a measure of the sensitivity of a fixed income security's price to changes in interest rates. The measure incorporates a bond's yield, coupon and final maturity. The longer a security's duration, the more sensitive it will generally be to changes in interest rates. Similarly, a fund with a longer average duration will generally be more sensitive to changes in interest rates than a fund with a shorter average duration. For example, a U.S. Treasury security with a duration of 2 can be expected to change in price by approximately 2% for every 100 basis point change in the yield of the security.






The fund may invest up to 20% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade The fund may also invest up to 10% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.


The fund may invest up to 25% of its total assets in securities of foreign issuers.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors or industries may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors and industries that, from a yield perspective, appear either attractive or unattractive. For individual securities, Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team, and security structure.

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's duration, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.



In some circumstances the fund's investments could become harder to value.



Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.



THE HARTFORD MUTUAL FUNDS                                                    108

THE HARTFORD SHORT DURATION FUND


Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


THE HARTFORD MUTUAL FUNDS                                                    109

THE HARTFORD SHORT DURATION FUND


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)

2004    1.67%
2005    2.04%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006



                                                                     LIFE OF FUND
                                                         1 YEAR   (SINCE 11/28/2003)
                                                         ------   ------------------
Class Y Return Before Taxes                               ____%        ____%
Class Y Return After Taxes on Distributions               ____%        ____%
Class Y Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%        ____%
Lehman Brothers 1-5 Year U.S. Government/Credit Index
   (reflects no deduction for fees, expenses or taxes)    ____%        ____%(1)


INDEX: The Lehman Brothers 1-5 Year U.S. Government/Credit Index is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-5 Year Government/Credit Index includes securities in the 1-5 year maturity range in the Government/Credit Index. You cannot invest directly in an index.


(1)  Return is from 11/30/2003 - 12/31/2006.



THE HARTFORD MUTUAL FUNDS                                                    110

THE HARTFORD SHORT DURATION FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                        None
   Exchange fees                                          None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                        0.55%
   Distribution and service (12b-1) fees                  None
   Other expenses                                         0.12%
   Total annual operating expenses(1)                     0.67%




(1) Effective November 1, 2006, HIFSCO has agreed to limit permanently the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.75%. In addition, HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.65%. This policy may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                    CLASS Y
-------------------------------------                    -------
Year 1                                                    $____
Year 3                                                    $____
Year 5                                                    $____
Year 10                                                   $____



THE HARTFORD MUTUAL FUNDS                                                    111

THE HARTFORD SMALL COMPANY FUND

INVESTMENT GOAL. The Hartford Small Company Fund seeks growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2006, this range was between approximately $___ million and $___ billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.



The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.



Hartford Investment Management will seek growth of capital as its investment goal, through investing primarily in small capitalization companies, and will evaluate securities using what is sometimes referred to as a "bottom-up" approach (the use of fundamental analysis to identify specific securities for purchase or sale). However, Hartford Investment Management will do so with an investment strategy that complements Wellington Management's investment strategy.



Through fundamental analysis Wellington Management identifies companies that it believes have substantial potential for capital appreciation. Wellington Management selects securities of companies that, in its opinion:


     -    have potential for above-average earnings growth,

     -    are undervalued in relation to their investment potential,

     - have positive business and/or fundamental financial characteristics that are overlooked or misunderstood by investors, or

     - are relatively obscure and undiscovered by the overall investment community.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.




Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


The sub-adviser's investment strategy will influence performance significantly. If a sub-adviser's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose



THE HARTFORD MUTUAL FUNDS                                                    112

THE HARTFORD SMALL COMPANY FUND


money. In addition, if a sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.



The investment styles employed by the fund's sub-advisers may not be complementary. The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



Hartford Investment Management became a subadviser effective June 12, 2006. Performance information represents performance of Wellington Management.


CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)

1997    19.69%
1998    11.05%
1999    66.37%
2000   -12.64%
2001   -15.39%
2002   -30.27%
2003    56.18%
2004    11.90%
2005    21.05%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



THE HARTFORD MUTUAL FUNDS                                                    113

THE HARTFORD SMALL COMPANY FUND


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006



                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
Class Y Return Before Taxes                               ____%    ____%     ____%
Class Y Return After Taxes on Distributions               ____%    ____%     ____%
Class Y Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%    ____%     ____%
Russell 2000 Growth Index (reflects no deduction for
   fees, expenses or taxes)                               ____%    ____%     ____%(1)


INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.


(1)  Return is from 7/31/1996 - 12/31/2006.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                        None
   Exchange fees                                          None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                        0.85%
   Distribution and service (12b-1) fees                  None
   Other expenses                                         0.12%
   Total annual operating expenses(1)                     0.97%


(1) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.00%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                    CLASS Y
-------------------------------------                    -------
Year 1                                                    $____
Year 3                                                    $____
Year 5                                                    $____
Year 10                                                   $____


THE HARTFORD MUTUAL FUNDS                                                    114

THE HARTFORD SMALLCAP GROWTH FUND

INVESTMENT GOAL. The Hartford SmallCap Growth Fund seeks to maximize short- and long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that the fund's sub-advisers believe have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2006, this range was between approximately $___ million and $___ billion. The fund's portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests.



The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.



In managing its portion of the fund, Wellington Management employs what is often called a "bottom-up" approach, which is the use of fundamental analysis to select specific securities from a variety of industries. However, in constructing the portfolio, Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking. The portion of the fun managed by Wellington Management, invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. Global Industry Analyst ratings are based upon fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive valuation and timeliness measures. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.






Hartford Investment Management seeks to achieve the fund's goal of maximizing short- and long-term capital appreciation through investing primarily in small capitalization companies and using a bottom-up approach. Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.


THE HARTFORD MUTUAL FUNDS                                                    115

THE HARTFORD SMALLCAP GROWTH FUND


If the sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-advisers had anticipated.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


The sub-adviser's investment strategy will influence performance significantly. If the sub-adviser's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


Because the fund may invests in REITs, the fund may be exposed to the risks associated with the real estate market.



The investment styles employed by the fund's sub-advisers may not be complementary. The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.



PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class Y shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class L shares (Class L shares are not offered in this prospectus). Although Class Y share returns would have been substantially similar to those of the fund's Class L shares because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class Y shares would have been higher than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance for periods prior to the addition of Hartford Investment Management as sub-adviser to the fund. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.



Hartford Investment Management became a subadviser effective November 13, 2006.


CLASS Y TOTAL RETURNS BY CALENDAR YEAR(1)


THE HARTFORD MUTUAL FUNDS                                                    116

THE HARTFORD SMALLCAP GROWTH FUND

                                (PERFORMANCE GRAPH)

1997     1.52%
1998    19.85%
1999   111.43%
2000   -13.95%
2001   -21.97%
2002   -28.86%
2003    49.94%
2004    15.67%
2005    10.20%
2006


During the periods shown in the bar chart, the highest quarterly return was ____ % (___ quarter, ____) and the lowest quarterly return was ____% (__rd quarter, ____).



(1) Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006



                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
Class Y Return Before Taxes(1)                            ____%    ____%      ____%
Class Y Return After Taxes on Distributions(1)            ____%    ____%      ____%
Class Y Return After Taxes on Distributions and Sale
   of Fund Shares(1)                                      ____%    ____%      ____%
Russell 2000 Growth Index (reflects no deduction for
  fees, expenses or taxes)                                ____%    ____%      ____%


INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

(1) Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class L share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                        None
   Exchange fees                                          None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)



THE HARTFORD MUTUAL FUNDS                                                    117

THE HARTFORD SMALLCAP GROWTH FUND

   Management fees                                        0.87%
   Distribution and service (12b-1) fees                  None
   Other expenses                                         0.11%
   Total annual operating expenses(1)                     0.98%

(1) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.10%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                    CLASS Y
-------------------------------------                    -------
Year 1                                                    $____
Year 3                                                    $____
Year 5                                                    $____
Year 10                                                   $____



THE HARTFORD MUTUAL FUNDS                                                    118

THE HARTFORD STOCK FUND


INVESTMENT GOAL. [The Hartford Stock Fund seeks long-term growth of capital.]



PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of the fund's assets in the common stocks of high quality companies. The fund's diversified portfolio of equity securities are evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. [Wellington Management also analyzes the general economic and investment environment, including the evaluation of economic conditions, U.S. fiscal and monetary policy, and investor sentiment. (Wellington proposes deleting this sentence).



In general, the fund selects companies to invest in that, in Wellington Management's opinion, demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may invest in stocks within a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $_ million to $_ billion.


The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.



THE HARTFORD MUTUAL FUNDS                                                    119

THE HARTFORD STOCK FUND

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                                (PERFORMANCE GRAPH)

1997    32.33%
1998    31.80%
1999    21.91%
2000    -4.64%
2001   -13.31%
2002   -24.04%
2003    26.03%
2004     3.78%
2005     9.36%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006



                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
Class Y Return Before Taxes                               ____%    ____%     ____%
Class Y Return After Taxes on Distributions               ____%    ____%     ____%
Class Y Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%    ____%     ____%
S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)                                     ____%    ____%     ____%(1)


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.


(1)  Return is from 7/31/1996 - 12/31/2006.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                        None
   Exchange fees                                          None



THE HARTFORD MUTUAL FUNDS                                                    120

THE HARTFORD STOCK FUND

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                     0.72%
   Distribution and service (12b-1) fees                  None
   Other expenses                                         0.11%
   Total annual operating expenses(1)                     0.83%


(1) HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, the management fee is 0.67% and the total annual operating expenses you may pay if you buy and hold Class Y shares of the fund are 0.78%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                    CLASS Y
-------------------------------------                    -------
Year 1                                                    $____
Year 3                                                    $____
Year 5                                                    $____
Year 10                                                   $____



THE HARTFORD MUTUAL FUNDS                                                    121

THE HARTFORD TAX-FREE CALIFORNIA FUND

THIS FUND IS INTENDED FOR CALIFORNIA RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free California Fund seeks to provide current income exempt from both federal and California income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal and California state income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from both federal income tax and the income tax of California.


The fund primarily invests in tax-exempt obligations issued by the State of California, its agencies, instrumentalities and political subdivisions. At least 65% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), or S&P ("AAA", "AA", "A" or "BBB") or by Fitch, Inc. ("Fitch") ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield - high risk" or "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity of between 5 and 30 years.


The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by sector. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of California and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of California municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in California. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.


THE HARTFORD MUTUAL FUNDS                                                    122

THE HARTFORD TAX-FREE CALIFORNIA FUND


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.


The returns in the bar chart and table reflect the returns of the fund's Class A shares, which are not offered in this prospectus. Purchases of Class A shares of the fund are subject to an initial sales charge, the effect of which is not reflected in the returns below because no sales charges are applicable to Class Y shares. The returns for Class Y shares would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities, although the actual returns of the Class Y shares would have been different than the annual returns shown for the fund's Class A shares because of the lower expenses borne by Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)

2003    3.80%
2004    6.14%
2005    4.51%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006



                                                                     LIFE OF FUND
                                                         1 YEAR   (SINCE 10/31/2002)
                                                         ------   ------------------
Class A Return Before Taxes                               ____%          ____%
Class A Return After Taxes on Distributions               ____%          ____%
Class A Return After Taxes on Distributions and
   Sale of Fund Shares                                    ____%          ____%
Lehman Brothers California Municipal Bond Index
   (reflects no deduction for fees, expenses or taxes)    ____%          ____%



THE HARTFORD MUTUAL FUNDS                                                    123

THE HARTFORD TAX-FREE CALIFORNIA FUND

INDEX: The Lehman Brothers California Municipal Bond Index is an unmanaged index of California municipal bond issues with maturities greater than one year. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
      purchases as a percentage of offering price         None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                        None
   Exchange fees                                          None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                        0.55%
   Distribution and service (12b-1) fees                  None
   Other expenses(1)                                      0.22%
   Total annual operating expenses(1)(2)                  0.77%


(1)  Estimated. Class Y shares of the fund are not currently available.


(2) Effective November 1, 2006, HIFSCO has agreed to limit permanently the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.75%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                    CLASS Y
-------------------------------------                    -------
Year 1                                                    $____
Year 3                                                    $____
Year 5                                                    $____
Year 10                                                   $____



THE HARTFORD MUTUAL FUNDS                                                    124

THE HARTFORD TAX-FREE MINNESOTA FUND

THIS FUND IS INTENDED FOR MINNESOTA RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free Minnesota Fund seeks to provide current income exempt from both federal income tax and Minnesota state personal income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal and Minnesota state income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from both federal income tax and the income tax of Minnesota.


The fund primarily invests in tax exempt obligations issued by the State of Minnesota, its agencies, instrumentalities and political subdivisions. At least 65% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), or S&P ("AAA", "AA", "A" or "BBB") or by Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield - high risk" or "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. The average maturity of the fund's holdings may range from five to thirty years.


The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of Minnesota and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of Minnesota municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in Minnesota. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class Y shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's [Class E shares (Class E shares are not offered in this prospectus).] Although Class Y share returns would have been substantially similar to those of the fund's [Class E] shares



THE HARTFORD MUTUAL FUNDS                                                    125

THE HARTFORD TAX-FREE MINNESOTA FUND


because all of the fund's shares are invested in the same portfolio of securities, the actual returns will differ because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS BY CALENDAR YEAR(1)

                                (PERFORMANCE GRAPH)

1997     7.76%
1998     5.76%
1999    -2.57%
2000    10.54%
2001     3.69%
2002     8.54%
2003     5.15%
2004     4.50%
2005     2.53%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



(1) Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which have different operating expenses.



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006



                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
Class Y Return Before Taxes(1)                            ____%    ____%      ____%
Class Y Return After Taxes on Distributions(1)            ____%    ____%      ____%
Class Y Return After Taxes on Distributions and Sale
   of Fund Shares(1)                                      ____%    ____%      ____%
Lehman Brothers Municipal Bond Index (reflects no
   deduction for fees, expenses or taxes)                 ____%    ____%      ____%



THE HARTFORD MUTUAL FUNDS                                                    126

THE HARTFORD TAX-FREE MINNESOTA FUND

INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years. You cannot invest directly in an index.

(1) Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class E share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                        None
   Exchange fees                                          None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                     0.72%
   Distribution and service (12b-1) fees                  None
   Other expenses                                         0.18%
   Total annual operating expenses(1)(2)                  0.90%



(1) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.57% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses are 0.75%.



(2) Effective November 1, 2006, HIFSCO has permanently agreed to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.75%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                    CLASS Y
-------------------------------------                    -------
Year 1                                                    $____
Year 3                                                    $____
Year 5                                                    $____
Year 10                                                   $____



THE HARTFORD MUTUAL FUNDS                                                    127

THE HARTFORD TAX-FREE NATIONAL FUND

INVESTMENT GOAL. The Hartford Tax-Free National Fund seeks to provide current income exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from federal income tax.


The fund primarily invests in tax-exempt obligations issued by states, territories, and possessions of the United States, and their political subdivisions, agencies and instrumentalities. At least 65% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), or S&P ("AAA", "AA", "A" or "BBB") or by Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield
- high risk" or "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. The average maturity of the fund's holdings may range from five to thirty years.


The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry and geographically. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

State or local political or economic conditions and developments can adversely affect the obligations issued by state and local governments. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class Y shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's [Class E shares (Class E shares are not offered in this prospectus).] Although Class Y share returns would have been substantially similar to those of the fund's [Class E] shares because all of the fund's shares are invested in the same portfolio of securities, the actual returns will differ because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.



THE HARTFORD MUTUAL FUNDS                                                    128

THE HARTFORD TAX-FREE NATIONAL FUND

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS BY CALENDAR YEAR(1)

                                (PERFORMANCE GRAPH)

1997     8.73%
1998     5.23%
1999    -3.66%
2000     9.96%
2001     3.11%
2002    10.15%
2003     5.12%
2004     5.37%
2005     4.14%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



(1) Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which have different operating expenses.



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006



                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
Class Y Return Before Taxes(1)                            ____%    ____%      ____%
Class Y Return After Taxes on Distributions(1)            ____%    ____%      ____%
Class Y Return After Taxes on Distributions and Sale
   of Fund Shares(1)                                      ____%    ____%      ____%
Lehman Brothers Municipal Bond Index (reflects no
   deduction for fees, expenses or taxes)                 ____%    ____%      ____%


INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years. You cannot invest directly in an index.

(1) Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class E share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.


THE HARTFORD MUTUAL FUNDS                                                    129

THE HARTFORD TAX-FREE NATIONAL FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases
      as a percentage of offering price                   None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                        None
   Exchange fees                                          None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                     0.75%
   Distribution and service (12b-1) fees                  None
   Other expenses                                         0.20%
   Total annual operating expenses(1)(2)                  0.95%



(1) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, the management fee is 0.60% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class Y shares of the fund are 0.80%.



(2) Effective November 1, 2006, HIFSCO has permanently agreed to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.75%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                    CLASS Y
-------------------------------------                    -------
Year 1                                                    $____
Year 3                                                    $____
Year 5                                                    $____
Year 10                                                   $____



THE HARTFORD MUTUAL FUNDS                                                    130

THE HARTFORD TAX-FREE NEW YORK FUND

THIS FUND IS INTENDED FOR NEW YORK RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free New York Fund seeks to provide current income exempt from federal, New York State and New York City income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal, New York State and New York City income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from both federal income tax and the income tax of New York State and New York City.


The fund primarily invests in tax-exempt obligations issued by the State of New York, its agencies, instrumentalities and political subdivisions. At least 65% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), or S&P ("AAA", "AA", "A" or "BBB") or by Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield - high risk" or "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity of between 5 and 30 years.


The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by sector. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of New York and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of New York municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in New York City, which has experienced such a crisis before. The risk of a downturn in the U.S. economy, particularly in New York City and New York State, has been heightened by the terrorist attack on the World Trade Center on September 11, 2001. It is likely that New York City and New York State will suffer financial difficulties resulting from the attack, and such difficulties could adversely affect the ability of New York municipal issuers to make prompt payment of principal and interest, and/or result in a default or credit rating downgrade. As a result, this fund may be more volatile than a more geographically diversified municipal fund. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or New York State or New York City income tax laws, including tax rate reductions or the imposition of a flat tax.


THE HARTFORD MUTUAL FUNDS                                                    131

THE HARTFORD TAX-FREE NEW YORK FUND

Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.


The returns in the bar chart and table reflect the returns of the fund's Class A shares, which are not offered in this prospectus. Purchases of Class A shares of the fund are subject to an initial sales charge, the effect of which is not reflected in the returns below because no sales charges are applicable to Class Y shares. The returns for Class Y shares would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities, although the actual returns of the Class Y shares would have been different than the annual returns shown for the fund's Class A shares because of the lower expenses borne by Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)

2003    6.03%
2004    4.86%
2005    3.64%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



THE HARTFORD MUTUAL FUNDS                                                    132

THE HARTFORD TAX-FREE NEW YORK FUND


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006



                                                                     LIFE OF FUND
                                                         1 YEAR   (SINCE 10/31/2002)
                                                         ------   ------------------
Class A Return Before Taxes                               ____%          ____%
Class A Return After Taxes on Distributions               ____%          ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%          ____%
Lehman Brothers New York Municipal Bond Index
  (reflects no deduction for fees, expenses or taxes)     ____%          ____%


INDEX: The Lehman Brothers New York Municipal Bond Index is an unmanaged index of New York municipal bond issues with maturities greater than one year. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                        None
   Exchange fees                                          None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                        0.55%
   Distribution and service (12b-1) fees                  None
   Other expenses(1)                                      0.23%
   Total annual operating expenses(1)(2)                  0.78%


(1)  Estimated. Class Y shares of the fund are not currently available.


(2) Effective November 1, 2006, HIFSCO has permanently agreed to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.75%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                    CLASS Y
-------------------------------------                    -------
Year 1                                                    $____
Year 3                                                    $____
Year 5                                                    $____
Year 10                                                   $____



THE HARTFORD MUTUAL FUNDS                                                    133

THE HARTFORD TOTAL RETURN BOND FUND

INVESTMENT GOAL. The Hartford Total Return Bond Fund seeks a competitive total return, with income as a secondary objective.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers. The fund normally invests at least 70% of its portfolio in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated below investment grade. Any security rated "Ba" by Moody's or "BB" by S&P or lower, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, are below investment grade. Securities rated below investment grade are commonly referred to as "high yield - high risk" or "junk bonds". The fund may also invest up to 10% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.


The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund's portfolio. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities from selected industries that, from a total return perspective, appear to be attractive. Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team.




MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield - high risk bond prices can fall on bad news about the economy, an industry or a company.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan


THE HARTFORD MUTUAL FUNDS                                                    134

THE HARTFORD TOTAL RETURN BOND FUND

participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                                (PERFORMANCE GRAPH)

1997    11.30%
1998     7.98%
1999    -2.31%
2000    11.83%
2001     8.20%
2002     9.92%
2003     7.61%
2004     4.39%
2005     2.16%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



THE HARTFORD MUTUAL FUNDS                                                    135

THE HARTFORD TOTAL RETURN BOND FUND


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006



                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
Class Y Return Before Taxes                               ____%    ____%     ____%
Class Y Return After Taxes on Distributions               ____%    ____%     ____%
Class Y Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%    ____%     ____%
Lehman Brothers U.S. Aggregate Bond Index (reflects no
   deduction for fees, expenses or taxes)                 ____%    ____%     ____%(1)


INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


(1)  Return is from 7/31/1996 - 12/31/2006.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                        None
   Exchange fees                                          None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                     0.55%
   Distribution and service (12b-1) fees                  None
   Other expenses                                         0.10%
   Total annual operating expenses(1)(2)                  0.65%



(1) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.63% to 0.55%.



(2) Effective November 1, 2006, HIFSCO has agreed to limit permanently the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.75%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                    CLASS Y
-------------------------------------                    -------
Year 1                                                    $____
Year 3                                                    $____
Year 5                                                    $____
Year 10                                                   $____



THE HARTFORD MUTUAL FUNDS                                                    136

THE HARTFORD TOTAL RETURN BOND FUND





THE HARTFORD MUTUAL FUNDS                                                    137

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

INVESTMENT GOAL. The Hartford U.S. Government Securities Fund seeks to provide current income while maintaining preservation of capital consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.

To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. The fund tends to focus on maintaining a bond portfolio with a weighted average life of between five and fifteen years. The weighted average life of a security denotes the weighted average time to receipt of principal.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Entities such as Freddie Mac, Fannie Mae and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by Congressional appropriations and the debt and the mortgage-backed securities issued by them are neither guaranteed nor insured by the United States Government. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Pass-through securities issued by Fannie Mae and most of those issued by Freddie Mac are guaranteed as to timely payment of principal and interest by Fannie Mae or Freddie Mac, respectively, but are not backed by the full faith and credit of the U.S. Government. Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class Y shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's [Class E shares, (Class E shares are not offered in this prospectus).] Although Class Y share returns would have been substantially similar to those of the fund's [Class E] shares because all of the fund's shares are invested in the same portfolio of securities, the actual returns will differ because of differences in



THE HARTFORD MUTUAL FUNDS                                                    138

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND


the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS BY CALENDAR YEAR(1)

                               (PERFORMANCE GRAPH)

1997    8.92%
1998    8.52%
1999   -1.99%
2000   11.50%
2001    7.49%
2002   11.38%
2003    1.32%
2004    3.62%
2005    2.01%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



(1) Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which have different operating expenses.



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006



                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
Class Y Return Before Taxes(1)                            ____%    ____%      ____%
Class Y Return After Taxes on Distributions(1)            ____%    ____%      ____%
Class Y Return After Taxes on Distributions and Sale
   of Fund Shares(1)                                      ____%    ____%      ____%
Lehman Brothers U.S. Government Index (reflects no
   deduction for fees, expenses or taxes)                 ____%    ____%      ____%



THE HARTFORD MUTUAL FUNDS                                                    139

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

INDEX: The Lehman Brothers U.S. Government Index is an unmanaged index of government bonds with maturities of one year or more. You cannot invest directly in an index.

(1) Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class E share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                       None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None
   Exchange fees                                           None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                     0.56%

   Distribution and service (12b-1) fees                   None
   Other expenses                                         0.14%
   Total annual operating expenses(1)(2)                  0.70%



(1) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.72% to 0.56%.



(2) Effective November 1, 2006, HIFSCO has agreed to limit permanently the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.75%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
-------------------------------------   -------
Year 1                                   $____
Year 3                                   $____
Year 5                                   $____
Year 10                                  $____



THE HARTFORD MUTUAL FUNDS                                                    140

THE HARTFORD VALUE FUND

INVESTMENT GOAL. The Hartford Value Fund seeks long-term total return.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with market capitalizations above $2 billion. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.



The fund employs what is often called a "bottom-up" approach, which is the use of fundamental analysis to select specific securities from a variety of industries. The approach focuses on companies with market capitalizations generally above $2 billion that have below-average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The typical purchase candidate may be characterized as an overlooked company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. Purchase candidates provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Limited consideration is given to economic analysis in establishing sector and industry weightings.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $3 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



THE HARTFORD MUTUAL FUNDS                                                    141

THE HARTFORD VALUE FUND

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)

2002   -22.80%
2003    27.88%
2004    10.10%
2005     8.03%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006



                                                                              LIFE OF FUND
                                                         1 YEAR   5 YEARS   (SINCE 4/30/01)
                                                         ------   -------   ---------------
Class Y Return Before Taxes                               ____%    ____%         ____%
Class Y Return After Taxes on Distributions               ____%    ____%         ____%
Class Y Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%    ____%         ____%
Russell 1000 Value Index (reflects no deduction for
   fees, expenses or taxes)                               ____%    ____%         ____%


INDEX: The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies in the Russell 3000 Index, which measures the performance of the 3000 largest U.S. companies, based on total market capitalizations.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                       None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None
   Exchange fees                                           None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                        0.80%
   Distribution and service (12b-1) fees                   None
   Other expenses                                         0.13%
   Total annual operating expenses(1)                     0.93%



THE HARTFORD MUTUAL FUNDS                                                    142

THE HARTFORD VALUE FUND

(1) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.00%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
-------------------------------------   -------
Year 1                                   $____
Year 3                                   $____
Year 5                                   $____
Year 10                                  $____



THE HARTFORD MUTUAL FUNDS                                                    143

THE HARTFORD VALUE OPPORTUNITIES FUND


INVESTMENT GOAL. [The Hartford Value Opportunities Fund seeks capital appreciation.]


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that Wellington Management believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach [demands an emphasis (Wellington proposes changing "demands and emphasis" to "uses)] extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its price-to-earnings ratio, issuer's earnings power, and growth potential. Stocks are selected whose issuers, in Wellington Management's opinion have the most compelling blend of the following attributes:


     -    high fundamental investment value,

     -    a strong management team, and

     -    strong industry position.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class Y shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class L shares, (Class L shares are not offered in this prospectus). Although Class Y share returns would have been substantially similar to those of the fund's Class L shares because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class Y shares would have been higher than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns


THE HARTFORD MUTUAL FUNDS                                                    144

THE HARTFORD VALUE OPPORTUNITIES FUND

shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS BY CALENDAR YEAR(1)

                               (PERFORMANCE GRAPH)

1997    24.81%
1998     8.38%
1999     8.84%
2000    18.84%
2001    -3.99%
2002   -25.18%
2003    41.06%
2004    18.16%
2005     7.80%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



(1) Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006



                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
Class Y Return Before Taxes(1)                            ____%    ____%      ____%
Class Y Return After Taxes on Distributions(1)            ____%    ____%      ____%
Class Y Return After Taxes on Distributions and Sale
   of Fund Shares(1)                                      ____%    ____%      ____%
Russell 3000 Value Index (reflects no deduction for
   fees, expenses or taxes)                               ____%    ____%      ____%
Russell 1000 Value Index (reflects no deduction for
   fees, expenses or taxes)                               ____%    ____%      ____%


INDEX: The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.


The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total



THE HARTFORD MUTUAL FUNDS                                                    145

THE HARTFORD VALUE OPPORTUNITIES FUND


market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.


(1) Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class L share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                       None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None
   Exchange fees                                           None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                        0.92%
   Distribution and service (12b-1) fees                   None
   Other expenses                                         0.15%
   Total annual operating expenses(1)                     1.07%


(1) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.25%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
-------------------------------------   -------
Year 1                                   $____
Year 3                                   $____
Year 5                                   $____
Year 10                                  $____



THE HARTFORD MUTUAL FUNDS                                                    146

THE HARTFORD RETIREMENT INCOME FUND

INVESTMENT GOAL. The Hartford Retirement Income Fund seeks current income and secondarily, capital preservation.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of funds, primarily made up of fixed income funds, and generally with a smaller allocation to equity funds, designed for investors in their retirement years. The fund does this by investing in a diversified combination of other Hartford Mutual Funds -the Underlying Funds- through the implementation of a strategic asset allocation strategy.


In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:


     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.


     - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 70% of assets in fixed income funds and approximately 30% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.


     - Hartford Investment Management may also use various techniques, such as buying and selling futures contracts and exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund


The Hartford LargeCap Growth Fund


The Hartford MidCap Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund


THE HARTFORD MUTUAL FUNDS                                                    147

THE HARTFORD RETIREMENT INCOME FUND

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund


The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.



UNDERLYING FUNDS AS OF DECEMBER 31, 2006


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to


THE HARTFORD MUTUAL FUNDS                                                    148

THE HARTFORD RETIREMENT INCOME FUND

the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, stock fund risk and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees of portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.


ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.


In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.



THE HARTFORD MUTUAL FUNDS                                                    149

THE HARTFORD RETIREMENT INCOME FUND


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



CLASS Y TOTAL RETURNS FOR CALENDAR YEAR 2006


                               (PERFORMANCE GRAPH)

2006   0.00%


During the period shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006



                                                                   LIFE OF FUND
                                                         1 YEAR   (SINCE 9/30/05)
                                                         ------   ---------------
Class Y Return Before Taxes                               ____%       ____%
Class Y Return After Taxes on Distributions               ____%       ____%
Class Y Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%       ____%
S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)                                     ____%       ____%(1)
[Insert relevant index] (reflects no deduction for
   fees, expenses or taxes)                               ____%       ____%(1)



INDEX: [Insert relevant index disclosure]






(1)  Return is from 9/30/05 - 12/31/2006.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's


THE HARTFORD MUTUAL FUNDS                                                    150

THE HARTFORD RETIREMENT INCOME FUND

pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                       None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None
   Exchange fees                                           None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                     0.15%
   Distribution and service (12b-1) fees                   None
   Other expenses (2)                                     0.08%
   Underlying Fund fees and expenses                      0.80%
   Total annual operating expenses (1)(2)(3)              1.03%


(1) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.20% to 0.15%.



(2)  Estimated amounts for the current fiscal year.



(3) Effective November 1, 2006, HIFSCO has voluntarily agreed to limit the total operating expenses, including underlying fund fees and expenses, of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.90%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
-------------------------------------   -------
Year 1                                   $____
Year 3                                   $____
Year 5                                   $____
Year 10                                  $____



THE HARTFORD MUTUAL FUNDS                                                    151

THE HARTFORD TARGET RETIREMENT 2010 FUND

INVESTMENT GOAL. The Hartford Target Retirement 2010 Fund's goal is to maximize total return and secondarily, to seek capital preservation.


PRINCIPAL INVESTMENT STRATEGY. The fund is designed for investors who plan to retire close to the year 2010, and who desire an asset allocated portfolio that becomes more conservative over time. The fund seeks its goal through investment in a combination of equity and fixed income funds, with an increasing allocation to fixed income funds as the fund approaches its target year of 2010. It does this by investing in a diversified combination of other Hartford Mutual Funds -the Underlying Funds- through the implementation of a strategic asset allocation strategy. [In making investment decisions for the fund, Hartford Investment Management will consider, among other factors, internally generated research.]


In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:


     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.


     - At the fund's inception, under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 50% of assets in fixed income funds and approximately 50% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Over time, as the fund approaches its target date, the fund's portfolio allocation will become increasingly conservative by increasing its allocation to fixed income funds. By 2010 the fund's investments in the Underlying Funds are expected to be adjusted to achieve approximately 70% of its assets in fixed income funds and approximately 30% of its assets in equity funds, although these percentages may vary from time to time.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.


     - Hartford Investment Management may also use various techniques, such as buying and selling futures contracts and exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund


The Hartford LargeCap Growth Fund


The Hartford MidCap Fund
The Hartford MidCap Value Fund


THE HARTFORD MUTUAL FUNDS                                                    152

THE HARTFORD TARGET RETIREMENT 2010 FUND

The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund


The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.



UNDERLYING FUNDS AS OF DECEMBER 31, 2006


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Leaders Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund


THE HARTFORD MUTUAL FUNDS                                                    153

THE HARTFORD TARGET RETIREMENT 2010 FUND

The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

MAIN RISKS. The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the year 2010 approaches. Therefore, the farther away the fund is from its target year of 2010, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to the year 2010, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

The limitations regarding investment allocations placed on the fund make the fund less flexible in its investment strategy than mutual funds not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, stock fund risk and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees of portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.


THE HARTFORD MUTUAL FUNDS                                                    154

THE HARTFORD TARGET RETIREMENT 2010 FUND

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.


ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.


In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



CLASS Y TOTAL RETURNS FOR CALENDAR YEAR 2006


                               (PERFORMANCE GRAPH)

2006   0.00%


During the period shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).



THE HARTFORD MUTUAL FUNDS                                                    155

THE HARTFORD TARGET RETIREMENT 2010 FUND





AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006



                                                                   LIFE OF FUND
                                                         1 YEAR   (SINCE 9/30/05)
                                                         ------   ---------------
Class Y Return Before Taxes                               ____%        ____%
Class Y Return After Taxes on Distributions               ____%        ____%
Class Y Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%        ____%
[Insert relevant index] (reflects no deduction for
   fees, expenses or taxes)                               ____%        ____%



INDEX: [Insert relevant index]


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)               None
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None
   Exchange fees                                           None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                     0.15%
   Distribution and service (12b-1) fees                   None
   Other expenses (2)                                     0.12%
   Underlying Fund fees and expenses                      0.86%
   Total annual operating expenses (1)(2)(3)              1.13%



(1) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.20% to 0.15%.



(2)  Estimated amounts for the current fiscal year.



(3) Effective November 1, 2006, HIFSCO has voluntarily agreed to limit the total operating expenses, including underlying fund fees and expenses, of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.95%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


THE HARTFORD MUTUAL FUNDS                                                    156

THE HARTFORD TARGET RETIREMENT 2010 FUND


EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
-------------------------------------   -------
Year 1                                   $____
Year 3                                   $____
Year 5                                   $____
Year 10                                  $____



THE HARTFORD MUTUAL FUNDS                                                    157

THE HARTFORD TARGET RETIREMENT 2020 FUND

INVESTMENT GOAL. The Hartford Target Retirement 2020 Fund's goal is to maximize total return and secondarily, to seek capital preservation.


PRINCIPAL INVESTMENT STRATEGY. The fund is designed for investors who plan to retire close to the year 2020, and who desire an asset allocated portfolio that becomes more conservative over time. The fund seeks its goal through investment in a combination of equity and fixed income funds, with an increasing allocation to fixed income funds as the fund approaches its target year of 2020. It does this by investing in a diversified combination of other Hartford Mutual Funds -the Underlying Funds- through the implementation of a strategic asset allocation strategy. [In making investment decisions for the fund, Hartford Investment Management will consider, among other factors, internally generated research.]


In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:


     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.


     - At the fund's inception, under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 35% of assets in fixed income funds and approximately 65% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Over time, as the fund approaches its target date, the fund's portfolio allocation will become increasingly conservative by increasing its allocation to fixed income funds. By 2020 the fund's investments in the Underlying Funds are expected to be adjusted to achieve approximately 70% of its assets in fixed income funds and approximately 30% of its assets in equity funds, although these percentages may vary from time to time.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.


     - Hartford Investment Management may also use various techniques, such as buying and selling futures contracts and exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Value Fund



THE HARTFORD MUTUAL FUNDS                                                    158

THE HARTFORD TARGET RETIREMENT 2020 FUND

The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund


The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.



UNDERLYING FUNDS AS OF DECEMBER 31, 2006


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Leaders Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund


THE HARTFORD MUTUAL FUNDS                                                    159

THE HARTFORD TARGET RETIREMENT 2020 FUND

The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

MAIN RISKS. The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the year 2020 approaches. Therefore, the farther away the fund is from its target year of 2020, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to the year 2020, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

The limitations regarding investment allocations placed on the fund make the fund less flexible in its investment strategy than mutual funds not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are


THE HARTFORD MUTUAL FUNDS                                                    160

THE HARTFORD TARGET RETIREMENT 2020 FUND

falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.


ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.


In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



CLASS Y TOTAL RETURNS FOR CALENDAR YEAR 2006


                              (PERFORMANCE GRAPH)

2006    0.00%


During the period shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).



THE HARTFORD MUTUAL FUNDS                                                    161

THE HARTFORD TARGET RETIREMENT 2020 FUND


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006






                                                                   LIFE OF FUND
                                                         1 YEAR   (SINCE 9/30/05)
                                                         ------   ---------------
Class Y Return Before Taxes                               ____%        ____%
Class Y Return After Taxes on Distributions               ____%        ____%
Class Y Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%        ____%
[Insert relevant index] (reflects no deduction for
   fees, expenses or taxes)                               ____%        ____%(1)



INDEX: [Insert relevant index disclosure.]


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases
      as a percentage of offering price                    None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None
   Exchange fees                                           None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                      0.15%
   Distribution and service (12b-1) fees                   None
   Other expenses (2)                                      0.09%
   Underlying Fund fees and expenses                       0.89%
   Total annual operating expenses (1)(2)(3)               1.13%



(1) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.20% to 0.15%.



(2)  Estimated amounts for the current fiscal year.



(3) Effective November 1, 2006, HIFSCO voluntarily agreed to limit the total operating expenses, including underlying fund fees and expenses, of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.00%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


THE HARTFORD MUTUAL FUNDS                                                    162

THE HARTFORD TARGET RETIREMENT 2020 FUND


EXPENSES (WITH OR WITHOUT REDEMPTION)                    CLASS Y
-------------------------------------                    -------
Year 1                                                    $____
Year 3                                                    $____
Year 5                                                    $____
Year 10                                                   $____



THE HARTFORD MUTUAL FUNDS                                                    163

THE HARTFORD TARGET RETIREMENT 2030 FUND

INVESTMENT GOAL. The Hartford Target Retirement 2030 Fund's goal is to maximize total return and secondarily, to seek capital preservation.


PRINCIPAL INVESTMENT STRATEGY. The fund is designed for investors who plan to retire close to the year 2030, and who desire an asset allocated portfolio that becomes more conservative over time. The fund seeks its goal through investment in a combination of equity and fixed income funds, with an increasing allocation to fixed income funds as the fund approaches its target year of 2030. It does this by investing in a diversified combination of other Hartford Mutual Funds -the Underlying Funds- through the implementation of a strategic asset allocation strategy. [In making investment decisions for the fund, Hartford Investment Management will consider, among other factors, internally generated research.]


In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:


     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.


     - At the fund's inception, under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 20% of assets in fixed income funds and approximately 80% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Over time, as the fund approaches its target date, the fund's portfolio allocation will become increasingly conservative by increasing its allocation to fixed income funds. By 2030 the fund's investments in the Underlying Funds are expected to be adjusted to achieve approximately 70% of its assets in fixed income funds and approximately 30% of its assets in equity funds, although these percentages may vary from time to time.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.


     - Hartford Investment Management may also use various techniques, such as buying and selling futures contracts and exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Fund
The Hartford MidCap Value Fund


THE HARTFORD MUTUAL FUNDS                                                    164

THE HARTFORD TARGET RETIREMENT 2030 FUND

The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund


The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.



UNDERLYING FUNDS AS OF DECEMBER 31, 2006


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Leaders Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund


THE HARTFORD MUTUAL FUNDS                                                    165

THE HARTFORD TARGET RETIREMENT 2030 FUND

The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

MAIN RISKS. The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the year 2030 approaches. Therefore, the farther away the fund is from its target year of 2030, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to the year 2030, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

The limitations regarding investment allocations placed on the fund make the fund less flexible in its investment strategy than mutual funds not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.


ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.



THE HARTFORD MUTUAL FUNDS                                                    166

THE HARTFORD TARGET RETIREMENT 2030 FUND

In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



CLASS Y TOTAL RETURNS FOR CALENDAR YEAR 2006


2006    0.00%


During the period shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).






THE HARTFORD MUTUAL FUNDS                                                    167

THE HARTFORD TARGET RETIREMENT 2030 FUND


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006



                                                                     LIFE OF FUND
                                                         1 YEAR    (SINCE 9/30/05)
                                                         ------    ---------------
Class Y Return Before Taxes                                ____%        ____%
Class Y Return After Taxes on Distributions                ____%        ____%
Class Y Return After Taxes on Distributions and Sale
   of Fund Shares                                          ____%        ____%
[Insert relevant index] (reflects no deduction for
   fees, expenses or taxes)                                ____%        ____%


INDEX: [Insert relevant index disclosure.]

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases
      as a percentage of offering price                    None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None
   Exchange fees                                           None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                      0.15%
   Distribution and service (12b-1) fees                   None
   Other expenses (2)                                      0.14%
   Underlying Fund fees and expenses                       0.95%
   Total annual operating expenses (1)(2)(3)               1.24%



(1) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.20% to 0.15%.



(2)  Estimated amounts for the current fiscal year.



(3) Effective November 1, 2006, HIFSCO has voluntarily agreed to limit the total operating expenses, including underlying fund fees and expenses, of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.05%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


THE HARTFORD MUTUAL FUNDS                                                    168

THE HARTFORD TARGET RETIREMENT 2030 FUND


EXPENSES (WITH OR WITHOUT REDEMPTION)                    CLASS Y
-------------------------------------                    -------
Year 1                                                    $____
Year 3                                                    $____
Year 5                                                    $____
Year 10                                                   $____



THE HARTFORD MUTUAL FUNDS                                                    169

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

INVESTMENT RISKS GENERALLY

Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

With respect to the funds of funds, each fund of funds' share price changes daily based on the performance of the Underlying Funds in which it invests. The ability of each fund of funds to meet its investment goal (or objective) is directly related to its target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals (or objectives). Each of the Underlying Funds in which the funds of funds invest is permitted a wide range of investment techniques. The Underlying Funds' risks are determined by the nature of the securities held and the portfolio management strategies used by the Underlying Funds. Because each of the funds of funds invests in the Underlying Funds, the Underlying Funds' portfolio management strategies and the attendant risks will affect shareholders of each of the funds of funds in direct proportion to the amount of assets the fund of funds allocates to each Underlying Fund.

The different types of securities, investments, and investment techniques used by each fund (or in the case of the funds of funds, the Underlying Funds) all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). All funds, except for Floating Rate Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund and U.S. Government Securities Fund, may invest in equity securities (through certain Underlying Funds in the case of the funds of funds) as part of their principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Advisers Fund, all of the Hartford Fixed Income Funds, and all of the funds of funds (through certain Underlying Funds) may invest in debt securities as part of their principal investment strategy. As described below, an investment in certain of the funds entails special additional risks.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES


Money Market Fund will invest in high-quality market securities at all times as its principal investment strategy. From time to time, as part of its principal investment strategy, each other fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective. For Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, being in a defensive position could result in a portion of the funds' regular income distribution being taxable.


USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES


Each fund (other than the Money Market Fund) may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.



These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund to use hedging techniques even when they are available.



Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund's



THE HARTFORD MUTUAL FUNDS                                                    170

INVESTMENT STRATEGIES AND INVESTMENT MATTERS


manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Investments in derivatives may cause the Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund to earn income that is taxable when distributed to shareholders.


The use of derivatives is a principal investment strategy for the Income Fund, Inflation Plus Fund and International Small Company Fund only.

FOREIGN INVESTMENTS


Except as noted below, the funds (through certain Underlying Funds in the case of a fund of funds) may invest in securities of foreign issuers and non-dollar securities and loans as part of their principal investment strategy. The Money Market Fund may invest in securities of foreign issuers or borrowers, but not in non-dollar securities, as part of itsprincipal investment strategy. The U.S. Government Securities Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy. The Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund will not invest in foreign investments.


Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or foreign borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund (through an Underlying Fund in the case of a fund of funds) to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund (through an Underlying Fund in the case of a fund of funds) has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund (through an Underlying Fund in the case of a fund of funds), or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS

Capital Appreciation Fund, Capital Appreciation II Fund, Global Communications Fund, International Capital Appreciation Fund, International Opportunities Fund and International Small Company Fund may invest in emerging markets as part of their principal investment strategy. All other funds (through certain Underlying Funds in the case of a fund of funds), except Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund and U.S. Government Securities Fund, may invest in emerging markets, but not as a part of their principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed


THE HARTFORD MUTUAL FUNDS                                                    171

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds (through certain Underlying Funds in the case of a fund of funds) may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES


Capital Appreciation II Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Growth Opportunities Fund, International Small Company Fund, Select SmallCap Growth Fund, Select SmallCap Value Fund, Small Company Fund, SmallCap Growth Fund and Value Opportunities Fund may invest in securities of small capitalization companies as part of their principal investment strategy. Advisers Fund, Balanced Income Fund, Capital Appreciation Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Focus Fund, Global Leaders Fund, Growth Fund, High Yield Fund, International Capital Appreciation Fund, International Opportunities Fund, MidCap Fund, MidCap Growth Fund, MidCap Value Fund, Stock Fund, Total Return Bond Fund, Value Fund and all of the funds of funds (through certain Underlying Funds) may invest in securities of such companies, but not as a principal investment strategy.


Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources, may depend on or use a few key personnel for management, and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.


OTHER INVESTMENT COMPANIES


Each fund, is permitted to invest in other investment companies, including investment companies which may not be registered under the Investment Company Act of 1940, as amended (the "1940 Act"), such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. The funds of funds are permitted to invest in a combination of other Hartford mutual funds (the Underlying Funds) as part of their principal investment strategy. Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

A fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:

     "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

     "Qubes" (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

     "iShares," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

     "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a fund can hold the group of stocks as one asset or unbundle the


THE HARTFORD MUTUAL FUNDS                                                    172

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

     stocks and trade them separately, according to the fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a fund can generate brokerage expenses.


Generally, a fund, other than a fund-of-funds with respect to Underlying Funds, will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.


ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

The following funds may have a relatively high portfolio turnover:

          CAPITAL APPRECIATION II FUND
          FOCUS FUND
          GLOBAL LEADERS FUND
          GLOBAL TECHNOLOGY FUND
          GROWTH OPPORTUNITIES FUND
          HIGH YIELD FUND
          INCOME FUND
          INFLATION PLUS FUND
          INTERNATIONAL CAPITAL APPRECIATION FUND
          INTERNATIONAL OPPORTUNITIES FUND
          INTERNATIONAL SMALL COMPANY FUND
          SELECT MIDCAP GROWTH FUND
          SELECT SMALLCAP GROWTH FUND
          SHORT DURATION FUND
          SMALLCAP GROWTH FUND
          SMALL COMPANY FUND
          TOTAL RETURN BOND FUND
          U.S. GOVERNMENT SECURITIES FUND

The other funds (except the funds of funds) may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. Except for the Tax-Free Funds, the funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

TERMS USED IN THIS PROSPECTUS

Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Foreign issuers and foreign borrowers: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.

Non-dollar securities and loans: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.


THE HARTFORD MUTUAL FUNDS                                                    173

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

INVESTMENT POLICIES


Disciplined Equity Fund, Equity Income Fund, Floating Rate Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, High Yield Fund, International Small Company Fund, LargeCap Growth Fund, MidCap Fund, MidCap Growth Fund, MidCap Value Fund, Select MidCap Growth Fund, Select MidCap Value Fund, Select SmallCap Growth Fund, Select SmallCap Value Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Total Return Bond Fund and U.S. Government Securities Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name, as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met due to changes in value or capitalization of portfolio assets, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of the fund's board of directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.


Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund each also has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax and, with respect to Tax-Free California Fund, Tax-Free Minnesota Fund and Tax-Free New York Fund, the income tax of California, Minnesota or New York State and New York City, respectively. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is a "fundamental" one for each of Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, which means that it may not be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act.

"FUND OF FUNDS" STRUCTURE

The term "fund of funds" is used to describe mutual funds, such as the Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund, that pursue their investment objectives by investing in other mutual funds. By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying Funds in which the fund of funds invests, in addition to the fund of funds' direct fees and expenses. Your cost of investing in the fund of funds, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you.

SUMMARY COMPARISON OF THE FUNDS OF FUNDS


In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to you from an Underlying Fund. For example, Hartford Investment Management may change the current asset allocation strategy among the Underlying Funds, or may invest in different funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal. Hartford Investment Management expects that reallocation of Underlying Funds to occur quarterly although it may rebalance more frequently or less frequently as market conditions warrant. The effect of rebalancing on the fund and the Underlying Funds may increase transaction costs. However, Hartford Investment Management attempt to minimize these costs. These transactions could increase or decrease the amount of gains, and could also affect the timing, amount and character of distributions.



It is the policy of Hartford Investment Management to manage each fund in the best interests of its shareholders and to conduct the investment program for each fund without taking into account the profitability of any Underlying Fund or affiliate. However, management of the funds entails special potential conflicts of interest for Hartford Investment Management because the funds of funds invest in affiliated Underlying Funds. In general, certain of the Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others. Hartford Investment Management may therefore have an incentive to allocate more of a fund's assets to the more profitable of these Underlying Funds, and fewer assets to the less profitable of these Underlying Funds. To mitigate such conflicts Hartford Investment Management will implement various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds' board of directors.


With respect to the four funds of funds contained in this Prospectus, Hartford Investment Management invests each fund of funds' assets in a combination of other Hartford mutual funds: domestic and international equity funds and fixed income funds (Underlying Funds). The funds of funds differ primarily due to their asset allocations among these fund types. Hartford Investment Management intends to manage each fund of funds according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or intend to attempt to capture short-term market opportunities. However, Hartford Investment Management may modify the asset allocation strategy for any fund of funds and modify the selection of Underlying Funds for any fund of funds from time to time if it believes that doing so would better enable the fund of funds to pursue its investment goal.

The limitations regarding investment allocations placed on the Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund make these funds less flexible in their investment strategies than mutual funds not subject to such limitations. In addition, the asset allocations made by these funds may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors. Investors should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these funds. The farther away the Target Retirement 2010 Fund, Target Retirement


THE HARTFORD MUTUAL FUNDS                                                    174

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

2020 Fund or Target Retirement 2030 Fund is from its target maturity date, the more aggressive such fund's investment strategy may be considered.


IMPLEMENTATION OF PRINCIPAL INVESTMENT STRATEGIES FOR THE HARTFORD SELECT MIDCAP GROWTH FUND AND THE HARTFORD SELECT MIDCAP VALUE FUND



It is anticipated that Hartford Investment Management will use a quantitative multifactor approach to "bottom-up" stock selection, utilizing a set of varied market factors to model each stock's relative attractiveness, with a focus on those factors driving the market. In addition, Hartford Investment Management will manage the assets of each fund, as determined by Hartford Investment Financial Services, LLC ("HIFSCO"), the investment manager to each fund, with oversight by each fund's board of directors.






THE HARTFORD MUTUAL FUNDS                                                    175

INVESTMENT STRATEGIES AND INVESTMENT MATTERS





THE HARTFORD MUTUAL FUNDS                                                    176

INVESTMENT STRATEGIES AND INVESTMENT MATTERS





Hartford Investment Management and each fund's portfolio manager have assembled a Multi-Discipline Equity Team of portfolio managers, research analysts and other investment personnel to support Hartford Investment Management's active equity management function. The core of Hartford Investment Management's Multi-Discipline Equity Team has been together since 2002 and uses a quantitative multifactor investment approach to stock selection.


ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each fund (through certain Underlying Funds in the case of a fund of funds) may invest in various securities and engage in various investment techniques which are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

DISCLOSURE OF PORTFOLIO HOLDINGS

The funds will disclose their complete calendar quarter-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each calendar quarter. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month (i) the five issuers that together constitute the largest portion of each fund's assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund's largest ten holdings (in the case of other funds). A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available (i) in the funds' SAI; and (ii) on the funds' website.


THE HARTFORD MUTUAL FUNDS                                                    177

MANAGEMENT OF THE FUNDS

THE INVESTMENT MANAGER


Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager to each fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $____ billion in assets as of December 31, 2006. At the same time, HIFSCO had over $___ billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for each fund of funds and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.


The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

LITIGATION AND REGULATORY ACTIONS


There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual fund related issues. The Hartford has received requests for information and subpoenas from the Securities and Exchange Commission ("SEC"), subpoenas from the New York Attorney General's Office, a subpoena from the Connecticut Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. In addition, the SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing and the SEC's Division of Enforcement is investigating aspects of The Hartford's variable annuity and mutual funds operations related to directed brokerage and revenue sharing. The Hartford discontinued the use of directed brokerage in recognition of mutual fund sales in late 2003. The Hartford continues to cooperate fully with the SEC, the New York Attorney General's Office, the Connecticut Attorney General's Office and other regulatory agencies.



Except as described below, to date, none of these investigations have resulted in the initiation of any formal action against The Hartford by these regulators. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in active discussions with the SEC and the New York Attorney General's Office. The potential timing of any resolution of any of these matters or the initiation of any formal action by any of these regulators is difficult to predict. The Hartford does not expect any such action to result in a material adverse effect on the funds. However, if the SEC or another regulatory agency brings an action seeking injunctive relief, the funds' adviser and/or sub-advisers could be barred from serving in their advisory capacity unless relief is obtained from the SEC. There can be no assurance that such relief, if sought, will be granted.



On November 8, 2006, The Hartford reached a settlement with the SEC that resolves issues related to the SEC's investigation into the use of directed brokerage and revenue sharing in mutual fund and variable annuity sales. The settlement with the SEC is reflected in an order of the SEC. The order states that The Hartford improperly benefited by using directed brokerage to reduce its revenue sharing obligations to broker-dealers without disclosing that benefit to mutual fund shareholders or to the Board of Directors of the mutual funds. The brokerage allocation practices which were the subject of this settlement were discontinued in 2003. According to the terms of the settlement, in which The Hartford neither admitted nor denied the findings of the SEC, The Hartford has agreed to pay $55 million which will be distributed to funds that participated in The Hartford's directed brokerage program. In addition to the $55 million payment, The Hartford was censured and ordered to cease and desist from committing or causing violations of certain provisions of the federal securities laws. The SEC order further requires The Hartford to undertake certain compliance reforms.



In addition, the funds have been served with five consolidated putative national class actions, now consolidated into a single putative class action, In Re Hartford Mutual Funds Fee Litigation, which is currently pending before the United States District Court for the District of Connecticut. In the consolidated amended complaint in this action, filed on October 20, 2004, plaintiffs make "direct claims" on behalf of investors in the funds and "derivative claims" on behalf of the funds themselves. Plaintiffs (including Linda Smith, the lead plaintiff) allege that excessive or inadequately disclosed fees were charged to investors, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers, including in the form of directed brokerage. Plaintiffs are seeking compensatory and punitive damages in an undetermined amount; rescission of the funds' investment advisory contracts, including recovery of all fees which would otherwise apply and recovery of fees paid; an accounting of all fund related fees, commissions, directed brokerage and soft dollar payments; and restitution of all allegedly unlawfully or discriminatorily obtained fees and charges. Defendants have moved to dismiss the consolidated amended complaint in this action. The defendants in this case include various Hartford entities, Wellington Management, THE HARTFORD MUTUAL FUNDS, Inc., The Hartford Mutual Funds II, Inc., the funds themselves, and certain of the funds' directors. This litigation is not expected to result in a material adverse effect on the funds.



THE HARTFORD MUTUAL FUNDS                                                    178

MANAGEMENT OF THE FUNDS

THE INVESTMENT SUB-ADVISERS


Wellington Management Company, LLP ("Wellington Management") is the investment sub-adviser to the Advisers Fund, Balanced Income Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Leaders Fund, Global Technology Fund, Growth Fund, Growth Opportunities Fund, International Capital Appreciation Fund, International Opportunities Fund, International Small Company Fund, MidCap Fund, MidCap Value Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Value Fund and Value Opportunities Fund. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. [As of December 31, 2006, Wellington Management had investment management authority over approximately $___ billion in assets.] Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.



Hartford Investment Management Company ("Hartford Investment Management") is the investment sub-adviser to the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, MidCap Growth Fund, Money Market Fund, Short Duration Fund, Select MidCap Growth Fund, Select MidCap Value Fund, SmallCap Growth Fund, Small Company Fund, SmallCap Growth Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund, U.S. Government Securities Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. [As of December 31, 2006, Hartford Investment Management had investment management authority over approximately $___ billion in assets.] Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.






THE HARTFORD MUTUAL FUNDS                                                    179

MANAGEMENT OF THE FUNDS





Jennison Associates LLC ("Jennison") is an investment sub-adviser to the Select SmallCap Growth Fund. Jennison is a direct, wholly-owned subsidiary of Prudential Investment Management, Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. Jennison provides investment management services primarily to corporations, trusteed pension and profit-sharing plans, charitable organizations, endowments, insurance separate accounts, affiliated and third-party mutual funds, other commingled funds and individually managed accounts for managed account programs sponsored by broker-dealers. Founded in 1969, [Jennison managed approximately $___ billion in assets as of December 31, 2006.] Jennison is located at 466 Lexington Avenue, New York, New York 10017.



Oberweis Asset Management, Inc. ("Oberweis") is an investment sub-adviser to the Select SmallCap Growth Fund. Oberweis is located at 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532 and is a boutique investment firm that focuses on investments in rapidly growing firms. Established in 1989, Oberweis provides investment advice to funds, institutions and individual investors on a broad range of investment products. [As of December 31, 2006, Oberweis had approximately $___ billion in assets under management.]



Kayne Anderson Rudnick Investment Management, LLC ("KAR") is an investment sub-advisor to the Select SmallCap Value Fund. KAR is a registered investment adviser based in Los Angeles, California. The firm manages a range of portfolios for its clients using a common disciplined, high-quality investment philosophy. [As of December 31, 2006, KAR had approximately $___ billion in assets under management.] KAR is principally located at 1800 Avenue of the Stars, Los Angeles, California 90067.



Metropolitan West Capital Management, LLC ("MetWest Capital") is an investment sub-advisor to the Select SmallCap Value Fund. MetWest Capital oversees and manages investment portfolios for institutional and individual clients throughout the United States and abroad. MetWest Capital specializes in large cap and small cap value equity, international core value equity and balanced portfolios. As of March 31, 2006, MetWest Capital had investment management authority over approximately $4.6 billion in assets under management. MetWest Capital is principally located at 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660. Effective June 1, 2006, Evergreen Investments, a division of Wachovia Corporation, will acquire a majority interest in MetWest Capital. This transaction is not expected to affect the day-to-day management of the fund.



SSgA Funds Management, Inc. ("SSgA FM") is an investment sub-adviser to the Select SmallCap Value Fund. SSgA FM is one of the State Street Global Advisors companies that constitute the investment management business of State Street Corporation. State Street Global Advisors has been in the business of providing investment advisory services since 1978. SSgA FM was formed in May 2001 as a result of a change in federal law. The corporate offices of SSgA FM are located at State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. SSgA FM is an affiliate of State Street Corporation. [As of December 31, 2006, SSgA FM managed approximately $___ billion in assets, and State Street Global Advisors managed approximately $___ trillion in assets under management.]



SOFT DOLLAR PRACTICES



The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-advisers, including Hartford Investment Management, may obtain "soft dollar" benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for "brokerage and research services" (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services,



THE HARTFORD MUTUAL FUNDS                                                    180

MANAGEMENT OF THE FUNDS


communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such "mixed use" items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.





MANAGEMENT FEES

Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

SELECT SMALLCAP GROWTH FUND

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          1.05%
Next $500 million                                           1.00%
Amount Over $1 billion                                      0.95%

CAPITAL APPRECIATION II FUND

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $250 million                                          1.00%
Next $250 million                                           0.95%
Next $500 million                                           0.90%
Amount Over $1 billion                                      0.85%


SELECT MIDCAP VALUE FUND






AND SELECT SMALLCAP VALUE FUND



AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          1.00%
Next $500 million                                           0.95%
Amount Over $1 billion                                      0.90%



THE HARTFORD MUTUAL FUNDS                                                    181

MANAGEMENT OF THE FUNDS

GROWTH FUND, GROWTH OPPORTUNITIES FUND, SMALLCAP GROWTH FUND AND VALUE OPPORTUNITIES FUND

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $100 million                                          1.00%
Next $150 million                                           0.80%
Amount Over $250 million                                    0.70%


FOCUS FUND, GLOBAL COMMUNICATIONS FUND, GLOBAL FINANCIAL SERVICES FUND, GLOBAL HEALTH FUND, GLOBAL TECHNOLOGY FUND, INTERNATIONAL CAPITAL APPRECIATION FUND, INTERNATIONAL SMALL COMPANY FUND AND SELECT MIDCAP GROWTH FUND


AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.90%
Next $500 million                                           0.85%
Amount Over $1 billion                                      0.80%


SMALL COMPANY FUND



AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $250 million                                          0.85%
Next $250 million                                           0.80%
Next $500 million                                           0.75%
Next $500 million                                           0.70%
Amount Over $1.5 billion                                    0.65%



GLOBAL LEADERS FUND, INTERNATIONAL OPPORTUNITIES FUND, MIDCAP FUND, MIDCAP GROWTH FUND AND MIDCAP VALUE FUND


AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.85%
Next $500 million                                           0.75%
Amount Over $1 billion                                      0.70%


TAX-FREE NATIONAL FUND(1)


AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $50 million                                           0.80%
Next $4.95 billion                                          0.70%
Next $5 billion                                             0.68%
Amount Over $10 billion                                     0.67%


(1) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.15% of the management fees until October 31, 2007.



CAPITAL APPRECIATION FUND, DISCIPLINED EQUITY FUND, EQUITY INCOME FUND(2), STOCK FUND(3) AND VALUE FUND


AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.80%
Next $500 million                                           0.70%
Amount Over $1 billion                                      0.65%


(2) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.10% of the management fees until October 31, 2007.



(3) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.05% of the management fees until October 31, 2007.


DIVIDEND AND GROWTH FUND


THE HARTFORD MUTUAL FUNDS                                                    182

MANAGEMENT OF THE FUNDS

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.75%
Next $500 million                                           0.65%
Amount Over $1 billion                                      0.60%


HIGH YIELD FUND (4)



AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.75%
Next $500 million                                           0.65%
Next $4 billion                                             0.60%
Next $5 billion                                             0.58%
Amount Over $10 billion                                     0.57%



(4) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.20% of the management fees until October 31, 2007.



BALANCED INCOME FUND



AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $250 million                                          0.725%
Next $250 million                                            0.70%
Next $500 million                                           0.675%
Amount Over $1 billion                                       0.65%



TAX-FREE MINNESOTA FUND(5)



AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $50 million                                           0.72%
Next $4.95 billion                                          0.70%
Next $5 billion                                             0.68%
Amount Over $10 billion                                     0.67%



(5) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.15% of the management fees until October 31, 2007.



LARGECAP GROWTH FUND



AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.65%
Next $500 million                                           0.60%
Amount Over $1 billion                                      0.55%


ADVISERS FUND (6)

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                           0.69%
Next $500 million                                           0.625%
Amount Over $1 billion                                      0.575%


(6) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.05% of the management fees until October 31, 2007.


FLOATING RATE FUND


AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.65%
Next $4.5 billion                                           0.60%
Next $5 billion                                             0.58%
Amount Over $10 billion                                     0.57%



THE HARTFORD MUTUAL FUNDS                                                    183

MANAGEMENT OF THE FUNDS


INCOME FUND AND INFLATION PLUS FUND(7)



AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.60%
Next $4.5 billion                                           0.55%
Next $5 billion                                             0.53%
Amount Over $10 billion                                     0.52%



(7) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.10% of the management fees until October 31, 2007.



U.S. GOVERNMENT SECURITIES FUND



AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $50 million                                           0.60%
Next $450 million                                           0.55%
Next $4.5 billion                                           0.50%
Next $5 billion                                             0.48%
Amount Over $10 billion                                     0.47%


TOTAL RETURN BOND FUND


AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                           0.55%
Next $500 million                                           0.525%
Next $4 billion                                              0.50%
Next $5 billion                                              0.48%
Amount Over $10 billion                                      0.47%





SHORT DURATION FUND, TAX-FREE CALIFORNIA FUND AND TAX-FREE NEW YORK FUND

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.55%
Next $4.5 billion                                           0.50%
Next $5 billion                                             0.48%
Amount Over $10 billion                                     0.47%

MONEY MARKET FUND

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.50%
Next $500 million                                           0.45%
Next $4 billion                                             0.40%
Next $5 billion                                             0.38%
Amount Over $10 billion                                     0.37%

RETIREMENT INCOME FUND, TARGET RETIREMENT 2010 FUND, TARGET RETIREMENT 2020 FUND AND TARGET RETIREMENT 2030 FUND


THE HARTFORD MUTUAL FUNDS                                                    184

MANAGEMENT OF THE FUNDS


AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.15%
Amount Over $500 million                                    0.10%



For each fund's fiscal year ended October 31, 2006, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:



FUND NAME                                                10/31/2006
---------                                                ----------
The Hartford Advisers Fund                                  ____%
The Hartford Balanced Income Fund                           ____%
The Hartford Capital Appreciation Fund                      ____%
The Hartford Capital Appreciation II Fund                   ____%
The Hartford Disciplined Equity Fund                        ____%
The Hartford Dividend and Growth Fund                       ____%
The Hartford Equity Income Fund                             ____%
The Hartford Floating Rate Fund                             ____%
The Hartford Focus Fund                                     ____%
The Hartford Global Communications Fund                     ____%
The Hartford Global Financial Services Fund                 ____%
The Hartford Global Health Fund                             ____%
The Hartford Global Leaders Fund                            ____%
The Hartford Global Technology Fund                         ____%
The Hartford Growth Fund                                    ____%
The Hartford Growth Opportunities Fund                      ____%
The Hartford High Yield Fund                                ____%
The Hartford Income Fund                                    ____%
The Hartford Inflation Plus Fund                            ____%
The Hartford International Capital Appreciation Fund        ____%
The Hartford International Opportunities Fund               ____%
The Hartford International Small Company Fund               ____%
The Hartford LargeCap Growth Fund                           ____%
The Hartford MidCap Fund                                    ____%
The Hartford MidCap Growth Fund                             ____%
The Hartford MidCap Value Fund                              ____%
The Hartford Money Market Fund                              ____%



THE HARTFORD MUTUAL FUNDS                                                    185

MANAGEMENT OF THE FUNDS


The Hartford Select MidCap Growth Fund                      ____%
The Hartford Select MidCap Value Fund                       ____%
The Hartford Select SmallCap Growth Fund                    ____%
The Hartford Select SmallCap Value Fund                     ____%
The Hartford Short Duration Fund                            ____%
The Hartford Small Company Fund                             ____%
The Hartford SmallCap Growth Fund                           ____%
The Hartford Stock Fund                                     ____%
The Hartford Tax-Free California Fund                       ____%
The Hartford Tax-Free Minnesota Fund                        ____%
The Hartford Tax-Free National Fund                         ____%
The Hartford Tax-Free New York Fund                         ____%
The Hartford Total Return Bond Fund                         ____%
The Hartford U.S. Government Securities Fund                ____%
The Hartford Value Fund                                     ____%
The Hartford Value Opportunities Fund                       ____%
The Hartford Retirement Income Fund                         ____%
The Hartford Target Retirement 2010 Fund                    ____%
The Hartford Target Retirement 2020 Fund                    ____%
The Hartford Target Retirement 2030 Fund                    ____%






A discussion regarding the basis for the boards of directors' approval of the investment management and investment sub-advisory agreements of the funds is available in the funds' annual report to shareholders covering the fiscal year ended October 31, 2006.


PORTFOLIO MANAGERS OF THE FUNDS

The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below. The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.

ADVISERS FUND Steven T. Irons, Senior Vice President and Equity Portfolio Manager/Analyst of Wellington Management, has served as portfolio manager of the equity portion of the fund since May 2005. Mr. Irons joined Wellington Management as an investment professional in 1993.

Peter I. Higgins, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis of the equity portion of the fund since November 2005. Mr. Higgins joined Wellington


THE HARTFORD MUTUAL FUNDS                                                    186

MANAGEMENT OF THE FUNDS

Management as an investment professional in 2005. Prior to joining the firm, Mr. Higgins was a Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005.




John C. Keogh, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the fixed income and money market portion of the fund since 2004. Mr. Keogh joined Wellington Management as an investment professional in 1983.


Christopher Gootkind, Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the corporate portion of the fixed income component of the fund since March 2006. Mr. Gootkind joined Wellington Management as an investment professional in 2000.



BALANCED INCOME FUND Lucius T. Hill, III, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the fixed income portion of the fund since its inception (2006) and for clients of the firm for at least the past five years. Mr. Hill joined Wellington Management as an investment professional in 1993.



Scott I. St. John, CFA, Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fixed income portion of the fund since its inception (2006) and has served as a fixed income portfolio manager for clients of the firm since joining Wellington Management in 2003. Prior to joining Wellington Management, Mr. St. John was a Fixed Income Analyst at State Street Research from 2001 to 2003.



John R. Ryan, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the equity portion of the fund since its inception (2006) and for clients of the firm for at least the past five years. Mr. Ryan joined Wellington Management as an investment professional in 1981.


CAPITAL APPRECIATION FUND Saul J. Pannell, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (1996). Mr. Pannell joined Wellington Management as an investment professional in 1974.

Frank D. Catrickes, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Mr. Catrickes has been involved in portfolio management and securities analysis for the fund since 1998.

CAPITAL APPRECIATION II FUND The fund has been managed by a team of Portfolio Managers since its inception in 2005. Each member of the team manages a portion of the fund. Decisions to vary the percentage of the fund's assets allocated to a sleeve will be made collectively by the team.

Value Opportunities

James H. Averill, Senior Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1985. Mr. Averill has been involved in portfolio management and securities analysis for the fund since its inception (2005).

David R. Fassnacht, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1991. Mr. Fassnacht has been involved in portfolio management and securities analysis for the fund since its inception (2005).

James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1985. Mr. Mordy has been involved in portfolio management and securities analysis for the fund since its inception (2005).

David W. Palmer, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1998. Mr. Palmer has been involved in portfolio management and securities analysis for the fund since its inception (2005).


THE HARTFORD MUTUAL FUNDS                                                    187

MANAGEMENT OF THE FUNDS

Growth Opportunities

Michael T. Carmen, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1999. Mr. Carmen has been involved in portfolio management and securities analysis for the fund since its inception (2005).

Special Situations

Frank D. Catrickes, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Mr. Catrickes has been involved in portfolio management and securities analysis for the fund since its inception (2005).

Global Equities

Nicolas M. Choumenkovitch, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1995. Mr. Choumenkovitch has been involved in portfolio management and securities analysis for the fund since its inception (2005).

Capital Appreciation

Saul J. Pannell, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1974. Mr. Pannell has been involved in portfolio management and securities analysis for the fund since its inception (2005).

DISCIPLINED EQUITY FUND James A. Rullo, Senior Vice President and Director of the Quantitative Investment Group of Wellington Management, has served as portfolio manager of the fund since its inception (1998). Mr. Rullo joined Wellington Management as an investment professional in 1994.

Mammen Chally, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm in 1994 and has been an investment professional since 1996. Mr. Chally has been involved in portfolio management and securities analysis for the fund since its inception (1998).

DIVIDEND AND GROWTH FUND Edward P. Bousa, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as co-manager of the fund from July, 2001 through September, 2001 and as portfolio manager of the fund since October, 2001. Mr. Bousa joined Wellington Management as an investment professional in 2000.

EQUITY INCOME FUND John R. Ryan, Senior Vice President, Managing Partner and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (2003). Mr. Ryan joined Wellington Management as an investment professional in 1981.

FLOATING RATE FUND Michael Bacevich, Managing Director and Senior Portfolio Manager of Hartford Investment Management, has served as portfolio manager of the fund since its inception (2005). Mr. Bacevich joined Hartford Investment Management as head of its Bank Loan Sector in 2004. Previously Mr. Bacevich was the head of the Bank Loan Unit at CIGNA Investments, Inc. from 2000 until joining Hartford Investment Management. Mr. Bacevich is a co-manager of the Floating Rate Fund and the lead member of the Fund's management team.

John Connor, Vice President and Credit Research Analyst of Hartford Investment Management, has been involved in portfolio management and securities analysis for the fund since its inception (2005). Mr. Connor joined Hartford Investment Management as a portfolio manager in 2004. Previously, Mr. Connor was a Managing Director at CIGNA Investments, Inc., with responsibility for credit research on leveraged loan borrowers and portfolio management. Mr. Connor is a co-manager of the Floating Rate Fund and reports to Mr. Bacevich, as well as assumes responsibility for investment decisions in Mr. Bacevich's absence.

FOCUS FUND Peter I. Higgins, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis of the equity portion of the fund since November 2005. Mr. Higgins joined Wellington Management as an investment professional in 2005. Prior to joining the firm, Mr. Higgins was a Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005.

Steven T. Irons, Senior Vice President and Equity Portfolio Manager/Analyst of Wellington Management, has served as portfolio manager of the fund since May 2005. Mr. Irons joined Wellington Management as an investment professional in 1993.


THE HARTFORD MUTUAL FUNDS                                                    188

MANAGEMENT OF THE FUNDS

GLOBAL COMMUNICATIONS FUND This fund has been managed by a team of global industry analysts that specialize in the communications industry since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the communications industry are made collectively by the team.

Archana Basi, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2001. Ms. Basi has been involved in portfolio management and securities analysis for the fund since 2002 focused primarily on the global telecommunications services and long distance carrier sectors. Prior to joining Wellington Management, Ms. Basi was an investment professional at T. Rowe Price (1998-2001).

David Nincic, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1999. Mr. Nincic has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the wireless telecommunications sector.

GLOBAL FINANCIAL SERVICES FUND This fund has been managed by a team of global industry analysts that specialize in the financial services industry since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the financial services industry are made collectively by the team.

Mark T. Lynch, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1994. Mr. Lynch has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the banking sector.

Theodore E. Shasta, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1996. Mr. Shasta has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the insurance sector.

Jennifer L. Nettesheim, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2002. Ms. Nettesheim has been involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the capital markets sector. Prior to joining Wellington Management, Ms. Nettesheim was an investment professional at Fidelity Investments (1997-2002).

Andrew R. Heiskell, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2002. Mr. Heiskell has been involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the consumer and mortgage finance sectors. Prior to joining Wellington Management, Mr. Heiskell was an investment professional at Merrill Lynch (1995-1999) and in graduate school at the University of Chicago Graduate School of Business (2001).

GLOBAL HEALTH FUND This fund has been managed by a team of global industry analysts that specialize in the health care sector since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the healthcare industry are made collectively by the team.

Joseph H. Schwartz, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1983. Mr. Schwartz has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the medical technology sector.

Jean M. Hynes, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm in 1991 and has been an investment professional since 1993. Ms. Hynes has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the pharmaceutical and biotechnology sectors.

Ann C. Gallo, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1998. Ms. Gallo has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the healthcare services sector.

Kirk J. Mayer, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1998. Mr. Mayer has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the imaging, genomics and biotechnology sectors.


THE HARTFORD MUTUAL FUNDS                                                    189

MANAGEMENT OF THE FUNDS

Robert L. Deresiewicz, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2000. Mr. Deresiewicz has been involved in portfolio management and securities analysis for the fund since 2004 focused primarily on the biotechnology sector.

GLOBAL LEADERS FUND Andrew S. Offit, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception in 1998. Mr. Offit joined Wellington Management as an investment professional in 1997.

Jean-Marc Berteaux, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2001. Mr. Berteaux has been involved in portfolio management and securities analysis for the fund since 2001. Prior to joining Wellington Management, Mr. Berteaux was an investment professional at John Hancock Funds (1998-2001).


Matthew D. Hudson, Vice President and Equity Portfolio Manager of Wellington Management, joined Wellington Management as an investment professional in 2005. Mr. Hudson has been involved in portfolio management and securities analysis for the fund since March 2006. Prior to joining the firm Mr. Hudson was a portfolio manager and analyst at American Century Investment Management (2000-2005).


GLOBAL TECHNOLOGY FUND This fund has been managed by a team of global industry analysts that specialize in the technology sector since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the technology industry are made collectively by the team.

Scott E. Simpson, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1995. Mr. Simpson has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the software and internet sectors.

John F. Averill, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1994. Mr. Averill has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the communications equipment and components sectors.

Eric C. Stromquist, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1989. Mr. Stromquist has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the semiconductor and computer hardware sectors.

Bruce L. Glazer, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1997. Mr. Glazer has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the business information technology and computer services sectors.

Anita M. Killian, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2000. Ms. Killian has been involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the communications equipment and components sectors.




GROWTH FUND Andrew J. Shilling, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since April 2, 2001. Mr. Shilling joined Wellington Management as an investment professional in 1994.

John A. Boselli, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2002. Mr. Boselli has been involved in portfolio management and securities analysis for the fund since 2002. Prior to joining Wellington Management, Mr. Boselli was an investment professional with Putnam Investments Incorporated (1996-2002).


THE HARTFORD MUTUAL FUNDS                                                    190

MANAGEMENT OF THE FUNDS

GROWTH OPPORTUNITIES FUND Michael T. Carmen, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since April 2, 2001. Mr. Carmen joined Wellington Management as an investment professional in 1999.

Mario E. Abularach, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 2001. Mr. Abularach has been involved in portfolio management and securities analysis for the fund since January 2006. Prior to joining Wellington Management, Mr. Abularach was a research analyst at JLF Asset Management (2000).


HIGH YIELD FUND The fund is managed by Mark Niland, Nasri Toutoungi and James Serhant.


Mark Niland, CFA, Executive Vice President of Hartford Investment Management, has served as co-portfolio manager of the fund since September 2005. Mr. Niland joined Hartford Investment Management in 1989 and has been an investment professional involved in trading and portfolio management since that time. Prior to joining the firm, Mr. Niland was a credit officer at Shawmut National Corp.


James Serhant, CFA, Vice President and Senior Investment Analyst of Hartford Investment Management, has served as portfolio manager of the fund since August 2006. Mr. Serhant joined Hartford Investment Management in 2005, and covers the high yield telecom, media and healthcare industries. Prior to joining the firm, he was a vice president and senior research analyst at Delaware Investments (2001-2005). From (1997-2000), he was vice president and senior fixed income research analyst at JP Morgan Securities, Inc.


Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as co-portfolio manager of the fund since September 2005. Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi was a Managing Director of Blackrock, Inc. from 1998 to January 2002 and a Director and Partner of Rogge Global Partners from 1997 to 1998.


INCOME FUND The fund is managed by William H. Davison, Jeffrey S. MacDonald and Charles Moon.





William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.


Jeffrey S. MacDonald, CFA, Vice President of Hartford Investment Management, has served as a portfolio manager of the fund since August 2006. Mr. MacDonald joined Hartford Investment Management in 2005 and serves as a portfolio manager in the multi-sector portfolio management team, which manages Core, Core Plus, Intermediate Core and other broad based fixed income styles. Mr. MacDonald is also a member of the Investment Strategy Committee. Prior to joining the firm, he was a portfolio analyst at Wellington Management Company, LLC (2000-2005). He began his career with Fidelity Investments as a fixed income trader and lead systems analyst (1992-2000).



Charles Moon, Executive Vice President and member of the Investment Strategy Committee of Hartford Investment Management, has served as a portfolio manager of the fund since August 2006. Mr. Moon joined Hartford Investment Management in 2006, and serves as the head of the Investment Grade Credit Sector and as a Senior Portfolio Manager for investment grade credit strategies. Prior to joining the firm, he served as a portfolio manager and co-head of Investment Grade Credit at OFI Institutional Asset Management (OppenheimerFunds) (2002-2006). Previously, Mr. Moon was Executive Director of Fixed Income at Morgan Stanley Asset Management (Miller Anderson & Sherrerd) (1999-2002), serving as portfolio manager and analyst. Prior to joining Morgan Stanley, he served in various positions at Citicorp and its affiliates, including Global Analyst, Divisional Controller and Portfolio Analyst (1993-1999).


INFLATION PLUS FUND The fund is managed by Timothy Wilhide and William H.
Davison.


THE HARTFORD MUTUAL FUNDS                                                    191

MANAGEMENT OF THE FUNDS

Timothy Wilhide, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 15, 2004. Mr. Wilhide joined Hartford Investment Management in 1994 and has been an investment professional involved in portfolio management since 1978.

William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.

INTERNATIONAL CAPITAL APPRECIATION FUND Andrew S. Offit, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception in 2001. Mr. Offit joined Wellington Management as an investment professional in 1997.

Jean-Marc Berteaux, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2001. Mr. Berteaux has been involved in portfolio management and securities analysis for the fund since 2001. Prior to joining Wellington Management, Mr. Berteaux was an investment professional at John Hancock Funds (1998-2001).


Matthew D. Hudson, Vice President and Equity Portfolio Manager of Wellington Management, joined Wellington Management as investment professional in 2005. Mr. Hudson has been involved in portfolio management and securities analysis for the fund since March 2006. Prior to joining the firm, Mr. Hudson was a portfolio manager and analyst at American Century Investment Management (2000-2005).


INTERNATIONAL OPPORTUNITIES FUND Trond Skramstad, Senior Vice President and Co-Director of International Equity Management of Wellington Management, has served as portfolio manager of the fund since its inception in 1996. Mr. Skramstad joined Wellington Management as an investment professional in 1993.

Nicolas M. Choumenkovitch, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1995. Mr. Choumenkovitch has been involved in portfolio management and securities analysis for the fund since 2000 and for the firm for the past five years.

INTERNATIONAL SMALL COMPANY FUND Simon H. Thomas, Director and Equity Portfolio Manager of Wellington Management International Ltd (an affiliate of Wellington Management), has served as the portfolio manager of the fund since January 2006. Mr. Thomas joined the firm as an investment professional in 2002 and has been involved in portfolio management and securities analysis for the firm for the past four years. Prior to joining the firm, Mr. Thomas attended graduate school at the University of Chicago Business School (2000-2002) and was a Manager at Arthur Andersen (1992-2000).




Daniel Maguire, Equity Research Analyst of Wellington Management International Ltd (an affiliate of Wellington Management), joined the firm as an investment professional in 2004. Mr. Maguire has been involved in portfolio management and securities analysis for the fund since January 2006, and for the firm for the past two years. Prior to joining the firm, Mr. Maguire was an Equity Analyst at Insight Investment Management in the UK (2003-2004) and at HSBC Investment Bank (2000-2003).


LARGECAP GROWTH FUND Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since November 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.


MIDCAP FUND Phillip H. Perelmuter, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (1997). Mr. Perelmuter joined Wellington Management as an investment professional in 1995.


THE HARTFORD MUTUAL FUNDS                                                    192

MANAGEMENT OF THE FUNDS


MIDCAP GROWTH FUND Mark Waterhouse, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception (2006). Mr. Waterhouse joined Hartford Investment Management in 2005. Prior to joining the firm, Mr. Waterhouse was partner and chief investment officer at Think Equity Capital (2003-2005) and a managing director at Moore Capital Management, LLC (2001-2003).


MIDCAP VALUE FUND James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception in 2001. Mr. Mordy joined Wellington Management as an investment professional in 1985.

MONEY MARKET FUND The fund is managed by Robert Crusha, with Adam Tonkinson as assistant portfolio manager.

Robert Crusha, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since May 1, 2002. Mr. Crusha joined Hartford Investment Management in 1993 and has been an investment professional involved in trading and portfolio management since 1995.

Adam Tonkinson, Assistant Vice President of Hartford Investment Management, has served as assistant portfolio manager of the fund since March 15, 2004. Mr. Tonkinson joined Hartford Investment Management in 2001 and has been an investment professional involved in securities analysis since that time and securities trading since 2002. Prior to joining Hartford Investment Management, Mr. Tonkinson attended Yale School of Management from 1999 to 2001 and was a Project Engineer at Massachusetts Water Resources Authority from 1998 to 1999.


SELECT MIDCAP GROWTH FUND Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since [December 2006]. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.






THE HARTFORD MUTUAL FUNDS                                                    193

MANAGEMENT OF THE FUNDS





SELECT MIDCAP VALUE FUND



Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since [December 2006]. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.






THE HARTFORD MUTUAL FUNDS                                                    194

MANAGEMENT OF THE FUNDS




SELECT SMALLCAP GROWTH FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.

Jennison Associates LLC John P. Mullman, CFA, and Jason M. Swiatek, CFA, are the portfolio managers for the portion of the fund allocated to Jennison. Mr. Mullman generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

John P. Mullman is a Senior Vice President of Jennison, which he joined in August 2000. He has been managing institutional small cap portfolios since 1996. Mr. Mullman joined Prudential in 1987 as an Associate in the Corporate Finance Group where he originated a variety of private placement investments including fixed rate debt securities, leverage buyouts, ESOP financings and asset-backed investments. From 1991 to 1995, he served as a Vice President in Prudential's Financial Restructuring Group where he managed a $500 million portfolio of privately placed debt and equity securities in financially troubled or over-leveraged companies. Mr. Mullman managed the work-outs of over 20 distressed investments through a variety of out-of-court restructurings, bankruptcies and complex recapitalizations. He received a B.A. in Economics from the College of the Holy Cross in 1982 and a M.B.A. from Yale University in 1987. Mr. Mullman is a member of The New York Society of Security Analysts, Inc. He has managed the portion of the fund allocated to Jennison since October 2005.

Jason M. Swiatek is a Vice President of Jennison, which he joined in August 2000. Mr. Swiatek joined Prudential in 1995 as a Financial Reviewer for the Asset Management Group. He then moved to Prudential's Global Growth Equities team in 1996 before joining the small cap equity team in January 1999. Prior to Prudential, Mr. Swiatek worked at Munistat/PFA, Inc. and the Center for Entrepreneurship. He received a B.S. in Finance, summa cum laude from Canisius College in 1995. Mr. Swiatek is a member of The New York Society of Security Analysts, Inc. He has managed the portion of the fund allocated to Jennison since October 2005.

The portfolio managers for the fund are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Oberweis Asset Management, Inc. James W. Oberweis, CFA, President and Portfolio Manager of Oberweis, is primarily responsible for the day-to-day management of the portion of the fund's assets allocated to Oberweis. Mr. Oberweis specializes exclusively in


THE HARTFORD MUTUAL FUNDS                                                    195

MANAGEMENT OF THE FUNDS

managing portfolios of high growth small cap companies. Mr. Oberweis has been Director of the firm since 2003, President since 2001, a Portfolio Manager since 1995, and was Vice President of the firm from 1995 to 2001. Mr. Oberweis is a holder of the Charter Financial Analyst (CFA) designation, and earned an M.B.A. with high honors from the University of Chicago and a B.S. in computer science from the University of Illinois. Mr. Oberweis is a member of the Young Presidents Organization (YPO), the Economic Club of Chicago and the Association for Investment Management and Research (AIMR).


SELECT SMALLCAP VALUE FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.



Kayne Anderson Rudnick Investment Management, LLC The portion of the fund allocated to KAR is co-managed by Robert A. Schwarzkopf and Sandi L. Gleason.



Robert A. Schwarzkopf, Managing Director of Small Cap Equity and Portfolio Manager of KAR, has served as a co-portfolio manager of the fund since its inception (2006). Mr. Schwarzkopf joined KAR in 1991 and has been involved in the management of other small- and mid-cap strategies for the firm since that time.



Sandi L. Gleason, Portfolio Manager of KAR, has served as a co-portfolio manager of the fund since its inception (2006). Ms. Gleason joined KAR in 1993 and has been involved in the management of other small- and mid-cap strategies for the firm since 1998.



Metropolitan West Capital Management, LLC The portion of the fund allocated to MetWest Capital is managed by Gary W. Lisenbee.



Gary W. Lisenbee, President of MetWest Capital, has served as portfolio manager of the fund since its inception (2006). Mr. Lisenbee co-founded MetWest Capital in 1997 and has served as President of the firm since that time. Mr. Lisenbee has been an investment professional involved in portfolio management and research analysis since 1973.



SSgA Funds Management, Inc. The portion of the fund allocated to SSgA FM is co-managed by Ric Thomas, Chuck Martin and John O'Connell.



Ric Thomas, Principal of SSgA FM and Deputy Department Head in the Enhanced Equity group since joining the SSgA companies in 1998, has served as a co-portfolio manager of the fund since its inception (2006).



Chuck Martin, Principal of SSgA FM and a portfolio manager in the Global Enhanced Equity group since joining the SSgA companies in 2001, has served as a co-portfolio manager of the fund since its inception (2006). Prior to joining the SSgA companies, Mr. Martin was an Equity Analyst at SunTrust Equitable Securities (1999-2001).



John O'Connell, Principal of SSgA FM and portfolio manager in the Global Enhanced Equity group of the SSgA companies since 2000, has served as a co-portfolio manager of the fund since its inception. Mr. O'Connell joined the SSgA companies in 1996 as an Investment Associate.


SHORT DURATION FUND The fund is co-managed by Robert Crusha and Brian Dirgins.

Robert Crusha, Vice President of Hartford Investment Management, has served as co-portfolio manager of the fund since March 15, 2004. Mr. Crusha served as assistant portfolio manager of the fund since its inception on October 31, 2002. Mr. Crusha joined Hartford Investment Management in 1993 and has been an investment professional involved in trading and portfolio management since 1995.

Brian Dirgins, Vice President of Hartford Investment Management, has served as co-portfolio manager of the fund since March 15, 2004. Mr. Dirgins joined Hartford Investment Management in 1998 and has been an investment professional involved in trading and securities analysis since 1989.


SMALL COMPANY FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.



THE HARTFORD MUTUAL FUNDS                                                    196

MANAGEMENT OF THE FUNDS


Hartford Investment Management Mark Waterhouse, Executive Vice President of Hartford Investment Management has served as portfolio manager of the fund since June 12, 2006. Mr. Waterhouse joined Hartford Investment Management in 2005. Prior to joining the firm, Mr. Waterhouse was partner and chief investment officer at Think Equity Capital (2003-2005) and a managing director at Moore Capital Management, LLC (2001-2003).



Wellington Management Company, LLP Steven C. Angeli, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since January 2, 2000. Mr. Angeli joined Wellington Management as an investment professional in 1994.



Stephen Mortimer, Vice President and Equity Portfolio Manager, has served as portfolio manager for the fund since March 2006. Mr. Mortimer joined Wellington Management as an investment professional in 2001. Prior to joining the firm, Mr. Mortimer was an equity analyst responsible for the software and retail sectors at Vinik Asset Management (1998-2000).


Mario E. Abularach, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 2001. Mr. Abularach has been involved in portfolio management and securities analysis for the fund since January 2006. Prior to joining Wellington Management, Mr. Abularach was a research analyst at JLF Asset Management (2000).


SMALLCAP GROWTH FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.



Hartford Investment Management Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since November 13, 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.



Wellington Management Company, LLP David J. Elliott, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since April 2, 2001. Mr. Elliott joined Wellington Management in 1995 and has been an investment professional since 1999.


Doris T. Dwyer, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Ms. Dwyer has been involved in portfolio management and securities analysis for the fund since April 2, 2001.


STOCK FUND Steven T. Irons, Senior Vice President and Equity Portfolio Manager/Analyst of Wellington Management, has served as portfolio manager of the fund since May 2005. Mr. Irons joined Wellington Management as an investment professional in 1993.


Peter I. Higgins, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis of the equity portion of the fund since November 2005. Mr. Higgins joined Wellington Management as an investment professional in 2005. Prior to joining the firm, Mr. Higgins was a Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005.




TAX-FREE CALIFORNIA FUND Charles Grande, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.

TAX-FREE MINNESOTA FUND Charles Grande, Senior Vice President of Hartford Investment Management, has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, an investment professional since 1989, joined


THE HARTFORD MUTUAL FUNDS                                                    197

MANAGEMENT OF THE FUNDS

Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.

TAX-FREE NATIONAL FUND Charles Grande, Senior Vice President of Hartford Investment Management, has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.

TAX-FREE NEW YORK FUND Charles Grande, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.

TOTAL RETURN BOND FUND Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since January 2003. Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi was a Managing Director of Blackrock, Inc. from 1998 to January 2002 and a Director and Partner of Rogge Global Partners from 1997 to 1998.

U.S. GOVERNMENT SECURITIES FUND The fund is managed by Christopher Hanlon, with Russell M. Regenauer as assistant portfolio manager.

Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.

Russell M. Regenauer, Vice President of Hartford Investment Management, has served as assistant portfolio manager of the fund since September 3, 2002. Mr. Regenauer joined Hartford Investment Management in 1993 and has been an investment professional involved in securities trading since 1985.

VALUE FUND John R. Ryan, Senior Vice President, Managing Partner and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (2001). Mr. Ryan joined Wellington Management as an investment professional in 1981.

VALUE OPPORTUNITIES FUND This fund has been managed by a team specializing in all-cap value investing since 2001. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors are made collectively by the team.

James H. Averill, Senior Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1985. Mr. Averill has been involved in portfolio management and securities analysis for the fund since its inception (2001) focused primarily on the finance, retail, capital goods, health services and paper industries.

David R. Fassnacht, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1991. Mr. Fassnacht has been involved in portfolio management and securities analysis for the fund since its inception (2001) focused primarily on the communications services, media, pharmaceutical, airline and chemical industries.

James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1985. Mr. Mordy has been involved in portfolio management and securities analysis for the fund since its inception (2001) focused primarily on the technology, energy, construction and utilities sectors.

David W. Palmer, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1998. Mr. Palmer has been involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the metals, rail, energy and specialty finance sectors.


THE HARTFORD MUTUAL FUNDS                                                    198

MANAGEMENT OF THE FUNDS

RETIREMENT INCOME FUND The fund is managed by William H. Davison, Jr., Christopher Hanlon and Hugh Whelan.

William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on September 30, 2005. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.

Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on September 30, 2005. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.

Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.

TARGET RETIREMENT 2010 FUND The fund is managed by William H. Davison, Jr., Christopher Hanlon and Hugh Whelan.

William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on September 30, 2005. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.

Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on September 30, 2005. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.

Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.

TARGET RETIREMENT 2020 FUND The fund is managed by William H. Davison, Jr., Christopher Hanlon and Hugh Whelan.

William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on September 30, 2005. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.

Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on September 30, 2005. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.

Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.

TARGET RETIREMENT 2030 FUND The fund is managed by William H. Davison, Jr., Christopher Hanlon and Hugh Whelan.

William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on September 30, 2005. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.


THE HARTFORD MUTUAL FUNDS                                                    199

MANAGEMENT OF THE FUNDS

Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on September 30, 2005. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.

Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.


THE HARTFORD MUTUAL FUNDS                                                    200

ABOUT YOUR ACCOUNT

CLASS Y SHARE INVESTOR REQUIREMENTS


Except as described below, Class Y shares offered through this prospectus are available to the following investors. Individual investors must invest at least $10 million in Class Y shares of a fund. The following types of institutional investors must invest at least $1 million in Class Y shares of a fund: (1) employee benefit or retirement plans which have (a) at least $10 million in plan assets, or (b) 750 or more employees eligible to participate at the time of purchase; (2) banks and insurance companies or other large institutional investors; (3) investment companies; (4) employee benefit or retirement plans of The Hartford, Wellington Management or broker-dealer wholesalers and their affiliates; (5) non-profit organizations, charitable trusts, foundations and endowments; and (6) trust companies with assets held in a fiduciary, advisory, custodial or similar capacity over which the trust company has full or shared investment discretion. Retirement and/or employee benefit plans purchasing shares through (i) a record-keeper or a trust company that performs participant level record-keeping or other administrative services on behalf of such plans or
(ii) a trading platform, may purchase Class Y shares of a fund provided that such record-keeper or trust company and, if applicable, the trading platform, has entered into an agreement for such purposes with the distributor and/or its affiliates. Retirement and/or employee benefit plans purchasing Class Y shares through such a record-keeper, trust company or trading platform are not subject to a minimum investment amount.



Class Y shares are also offered through Hartford's Retirement Plans Prospectus, which offers Class R3, Class R4, Class R5 and Class Y shares of the funds. Retirement Plans Prospectus is available to employee benefit or retirement plans which have (a) at least $10 million in plan assets, or (b) 750 or more employees eligible to participate at the time of purchase; and employee benefit or retirement plans of The Hartford, Wellington Management or broker-dealer wholesalers and their affiliates. However, employee benefit plans and/or retirement plans purchasing shares through (i) a record-keeper or a trust company that performs participant level record-keeping or other administrative services on behalf of such plans or (ii) a trading platform may purchase Class Y shares of a fund provided that such record-keeper or trust company and, if applicable, the trading platform, has entered into an agreement for such purposes with the distributor and/or its affiliates. If you are a retirement plan administrator or fiduciary, or meet the definition of these other institutional investors, you should consult Hartford's Retirement Plans Prospectus. Hartford, in its sole discretion, may accept purchases of Class Y shares from other purchasers not listed above.


COMPENSATION TO BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHER PERSONS ("FINANCIAL INTERMEDIARIES")

The distributor and its affiliates may pay, out of their own assets, significant compensation to Financial Intermediaries (who may or may not be affiliates of the distributor) in connection with the sale and distribution of the funds' shares ("Additional Payments") based on a number of factors described below and in the funds' SAI. This additional compensation is not paid by you.

With the exception of certain compensation arrangements discussed below and in the SAI and "Negotiated Additional Amounts" defined below, these Additional Payments, which are generally based on average net assets (or on aged assets, i.e., assets held over one year) of the funds attributable to a particular Financial Intermediary, on sales of the funds' shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges, may, but are normally not expected to, exceed, in the aggregate, 0.40% of the average net assets of the funds attributable to a particular Financial Intermediary. Such Additional Payments are generally made for the placement of the funds on a Financial Intermediary's list of mutual funds available for purchase by its customers and/or for including the funds within a group of mutual funds that receive special marketing focus. Separate Additional Payments may take the form of, among others: (1) "due diligence" payments for a Financial Intermediary's examination of the funds and payments for providing extra employee training and information relating to the funds and (2) "marketing support" fees for providing assistance in promoting the sale of the funds' shares ("Negotiated Additional Amounts"). Subject to NASD regulations, HIFSCO and its affiliates may contribute Negotiated Additional Amounts to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. HIFSCO and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable NASD regulations. These programs, which may vary for different Financial Intermediaries, will not change the price an investor will pay for shares or the amount that a fund will receive from such sale. These Additional Payments and Negotiated Additional Amounts may also pertain to the sale and distribution of other investment products distributed by affiliates of the distributor, and may, in some cases, act as a financial incentive for a Financial Intermediary to recommend the purchase of one fund over another fund. Please consult your Financial Intermediary for more information.


THE HARTFORD MUTUAL FUNDS                                                    201

ABOUT YOUR ACCOUNT

[With the exception of certain Negotiated Additional Amounts specifically discussed below and in the SAI, payments of Negotiated Additional Amounts did not exceed $550,000 per Financial Intermediary for the calendar year ended December 31, 2005.]

As of January 1, 2006, HIFSCO has entered into arrangements to make Additional Payments that are generally based on average net assets (or on aged assets) of the funds attributable to a particular Financial Intermediary, on sales of the funds' shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges to A. G. Edwards & Sons, Inc., Advantage Capital Corp., Advest, Inc., AIG Financial Advisors, AmeriMutual Funds Distributor, Inc., Associated Securities Corporation, Banc One Securities Corporation, Cadaret Grant & Co., Inc., Centaurus Financial, Inc., Charles Schwab & Co., Inc., Chase Investment Services Corporation, Citicorp Investment Services, Citigroup Global Markets, Inc., Comerica Securities, Commerce Capital Markets, Inc., Commonwealth Financial Network, Commonwealth Financial Services, CUSO Financial Services, L.P., Edward D. Jones & Co., L.P., FFP Securities, Inc., Fidelity Investments, Financial Network Investment Corporation, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., FSC Securities Corp., Gold Trust Company, Harbour Investments, Inc., Independent Financial Group, LLC, ING Financial Advisors, ING Financial Partners, Inc., Investment Professionals, Inc., J.J.B. Hilliard, J.P. Morgan Retirement Plan Services, W.L. Lyons, Inc., Lincoln Financial Advisors Group, Linsco/Private Ledger Corp., M&T Securities Inc., Merrill Lynch Pierce Fenner & Smith, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Multi-Financial Securities Corporation, Inc., Mutual Service Corporation, National Planning Holdings, Inc., NEXT Financial Group, Inc., Piper Jaffray & Co., Prime Capital Services, Inc., PrimeVest Financial Services, Inc., Raymond James Financial Services and Associates, Robert W. Baird, Royal Alliance Associates, Inc., Securities America, Inc., Stifel, Nicolaus & Company, Inc., SunAmerica Securities Inc., The Huntington Investment Company, Triad Advisors, Inc., T.Rowe Price Investment Services, Inc., UBS Financial Services Inc., US Bancorp Investments Inc., Uvest Financial Services Group, Inc., Valmark Securities Inc., Wachovia Securities, LLC, Wells Fargo Investments, WM Financial Services, Inc., and Woodbury Financial Services, Inc. Woodbury Financial Services, Inc. is an indirect wholly-owned subsidiary of The Hartford. HIFSCO may enter into arrangements with other Financial Intermediaries to make such Additional Payments. Separate Additional Payments in the form of Negotiated Additional Amounts may also be made to the above-listed Financial Intermediaries and to other Financial Intermediaries.


The Additional Payments to Financial Intermediaries in connection with the sale and distribution of the funds' shares are negotiated based on a range of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets (including distribution of particular classes of the funds' shares), target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of Additional Payments to be provided and factors are weighed in the assessment of such determination. [In 2005 (ending December 31, 2005) HIFSCO provided additional compensation to Edward D. Jones & Co., LP ("Edward Jones") based on sales of certain shares of the funds attributable to Edward Jones, on assets invested in the funds attributable to Edward Jones, and generally on a percentage share of the net income of HIFSCO (based on the total amount of assets attributable to Edward Jones). HIFSCO paid Edward Jones approximately $70 million additional profit-sharing based compensation to terminate the arrangement effective December 31, 2005. In addition, HIFSCO paid Negotiated Additional Amounts to Edward Jones in such forms as, among others, "due diligence" payments and "marketing support" fees. For the fiscal year ended October 31, 2005, HIFSCO or its affiliates paid approximately $23.7 million in Additional Payments, including Negotiated Additional Amounts (which may also pertain to the sale and distribution of other investment products distributed by affiliates of HIFSCO), to Edward Jones.]



For the fiscal year ended October 31, 2006, HIFSCO or its affiliates paid approximately $_____ million in total Additional Payments, including Negotiated Additional Amounts (which may also pertain to the sale and distribution of other investment products distributed by affiliates of HIFSCO), to Financial Intermediaries.



Aside from Additional Payments made in connection with the sale and distribution of the funds' shares, HIFSCO and its affiliates, out of their own assets, may pay compensation to Financial Intermediaries for sub-accounting, administrative and/or shareholder processing services.


OPENING AN ACCOUNT


IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver's license or other identifying documents. The information you provide may also be validated through various public databases. If a fund is not able to adequately identify you within the timeframes set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.



THE HARTFORD MUTUAL FUNDS                                                    202

ABOUT YOUR ACCOUNT

Please note that if you are purchasing shares through your employer's tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity. Although brokers may be compensated for the sale of Class Y shares in certain cases, there will be no cost to you.

1    Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investment for each fund is $1 million ($10 million if you do not qualify as one of the types of institutional investors listed above), although this minimum may be waived at the discretion of the funds' officers or may not apply under certain circumstances (see page 168, "Class Y Share Investor Requirements" for further information).


3 Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional form if you want to add privileges later. If you have questions, please contact your financial representative or call the transfer agent at the number shown below.


-    Make your initial investment selection.

           ADDRESS:                             PHONE NUMBER:
  THE HARTFORD MUTUAL FUNDS               1-888-THE-STAG (843-7824)
        P.O. BOX 64387
   ST. PAUL, MN 55164-0387    OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                               ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.


THE HARTFORD MUTUAL FUNDS                                                    203

BUYING SHARES


                           OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
               ------------------------------------------   ---------------------------------------------
BY CHECK
               -    Make out a check for the investment     -    Make out a check for the investment
                    amount, payable to "The Hartford             amount, payable to "The Hartford Mutual
                    Mutual Funds."                               Funds."

   [CHECK      -    Deliver the check and your completed    -    Fill out the detachable investment slip
  GRAPHIC]          application to your financial                from an account statement. If no slip is
                    representative, plan administrator or        available, include a note specifying the
                    mail to the address listed below.            fund name, your share class, your
                                                                 account number and the name(s) in which
                                                                 the account is registered.

                                                            -    Deliver the check and your investment
                                                                 slip or note to your financial
                                                                 representative, plan administrator or
                                                                 mail to the address listed below.

BY EXCHANGE
   [ARROW      -    Call your financial representative,     -    Call your financial representative, plan
  GRAPHIC]          plan administrator or the transfer           administrator or the transfer agent at
                    agent at the number below to request         the number below to request an exchange.
                    an exchange.

BY WIRE
               -    Deliver your completed application to   -    Instruct your bank to wire the amount of
                    your financial representative, or            your investment to:
                    mail it to the address below.
                                                                    U.S. Bank National Association
               -    Obtain your account number by calling           ABA #091000022, credit account no.
                    your financial representative or the            1-702-2514-1341
                    phone number below.                             The Hartford Mutual Funds Purchase
                                                                    Account
               -    Instruct your bank to wire the amount           For further credit to: (your name)
                    of your investment to:                          Hartford Mutual Funds Account Number:
                                                                    (your account number)
                       U.S. Bank National Association            Specify the fund name, your share class,
                                                                 your account
    [WIRE              9633 Lyndale Ave S.
  GRAPHIC]             Bloomington MN 55420-4270
                       ABA #091000022, credit account no.   number and the name(s) in which the account
                       1-702-2514-1341                      is registered. Your bank may charge a fee to
                                                            wire funds.
                       The Hartford Mutual Funds Purchase
                       Account For further credit to:
                       (your name)
                       Hartford Mutual Funds Account
                       Number: (your account number)
                    Specify the fund name, your choice of
                    share class, the new account number
                    and the name(s) in which the account
                    is registered. Your bank may charge a
                    fee to wire funds.

BY PHONE

   [PHONE      -    See "By Wire" and "By Exchange"         -    Verify that your bank or credit union is
  GRAPHIC]                                                       a member of the Automated Clearing House
                                                                 (ACH) system.

                                                            -    Complete the `Telephone Exchanges and
                                                                 Telephone Redemption' and `Bank Account
                                                                 or Credit Union Information' sections on
                                                                 your account application.

                                                            -    Call the transfer agent at the number
                                                                 below to verify that these features are
                                                                 in place on your account.

                                                            -    Tell the transfer agent representative
                                                                 the fund name, your share class, your
                                                                 account number, the name(s) in which the
                                                                 account is registered and the amount of
                                                                 your investment.



To open or add to an account using the Automatic Investment Plan, see "Additional Investor Services" on page 191.


           ADDRESS:                             PHONE NUMBER:
  THE HARTFORD MUTUAL FUNDS               1-888-THE-STAG (843-7824)
        P.O. BOX 64387
   ST. PAUL, MN 55164-0387    OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                               ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.


THE HARTFORD MUTUAL FUNDS                                                    204

SELLING SHARES IN WRITING


THE HARTFORD MUTUAL FUNDS                                                    205

SELLING SHARES IN WRITING

BY LETTER

[LETTER GRAPHIC]    -    Write a letter of instruction or complete a power of
                         attorney indicating the fund name, your share class,
                         your account number, the name(s) in which the account
                         is registered and the dollar value or number of shares
                         you wish to sell.

                    - Include all signatures and any additional documents that may be required (see "Selling Shares in Writing").

                    -    Mail the materials to the address below.

                    - A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction. Overnight delivery may be requested for a nominal fee which will be deducted from redemption proceeds.

BY PHONE

[PHONE GRAPHIC]     -    Restricted to sales of up to $50,000 in any 7-day
                         period.

                    - To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7
                         P.M. Eastern Time (between 7 A.M. and 6 P.M. Central
                         Time) Monday through Thursday and between 9:15 A.M. and
                         6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M.
                         Central Time) on Friday. Complete transaction instructions on a specific account must be received in good order and confirmed by the Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after the close of the NYSE will receive the next business day's offering price.

                    - For automated service 24 hours a day using your touch-tone phone, call the number shown below.

BY WIRE OR
ELECTRONIC FUNDS
TRANSFER (EFT)

[WIRE GRAPHIC]      -    Fill out the "Telephone Exchanges and Telephone
                         Redemption" and "Bank Account or Credit Union
                         Information" sections of your new account application.

                    - Call the transfer agent to verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account.

                    - Amounts of $500 or more will be wired on the next business day. Your bank may charge a fee for this service.

                    - Amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the second business day. Your bank may charge a fee for this service. Wire transfers are available upon request.

                    - Phone requests are limited to amounts up to $50,000 in a 7-day period.

 BY EXCHANGE

[ARROW GRAPHIC]     -    Obtain a current prospectus for the fund into which you
                         are exchanging by calling your financial representative
                         or the transfer agent at the number below.

                    - Call your financial representative or the transfer agent to request an exchange.


THE HARTFORD MUTUAL FUNDS                                                    206

SELLING SHARES IN WRITING

BY LETTER

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below. You may also need to include a Medallion signature guarantee, which protects you against fraudulent orders. You will need a Medallion signature guarantee if:

[LETTER GRAPHIC]    -    your address of record has changed within the past 30
                         days

                    -    you are selling more than $50,000 worth of shares

                    - you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

           ADDRESS:                             PHONE NUMBER:
  THE HARTFORD MUTUAL FUNDS               1-888-THE-STAG (843-7824)
        P.O. BOX 64387
   ST. PAUL, MN 55164-0387    OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                               ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.


THE HARTFORD MUTUAL FUNDS                                                    207

TRANSACTION POLICIES

VALUATION OF SHARES

The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the funds (through certain Underlying Funds in the case of a fund of funds) generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund (through certain Underlying Funds in the case of a fund of funds) will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors (or in the case of a fund of funds, the Boards of Directors of the Underlying Funds). Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund (through certain Underlying Funds in the case of a fund of funds) may use fair value pricing include, among others:
(i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In particular, funds that invest in securities that are thinly traded may include Capital Appreciation Fund, High Yield Fund, Income Fund and International Small Company Fund. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund (through certain Underlying Funds in the case of a fund of funds), and in particular, Advisers Fund, Capital Appreciation Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Leaders Fund, Global Technology Fund, Growth Opportunities Fund, International Capital Appreciation Fund, International Opportunities Fund, International Small Company Fund, MidCap Fund, MidCap Value Fund, Small Company Fund, Stock Fund and Value Opportunities Fund, uses a fair value pricing service approved by that fund's Board (or in the case of a fund of funds, the Boards of the Underlying Funds), which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds (through certain Underlying Funds in the case of a fund of funds) may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund (through certain Underlying Funds in the case of a fund of funds) could obtain the fair value assigned to a security if it (through certain Underlying Funds in the case of a fund of funds) were to sell the security at approximately the time at which that fund determines its NAV per share.

Debt securities (other than short-term obligations and Floating Rate Loans) held by a fund (through certain Underlying Funds in the case of a fund of funds) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Floating Rate Loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by that fund's Board of Directors (or in the case of a fund of funds, the Boards of Directors of the Underlying Funds). Generally, each fund, and in particular, High Yield Fund and Income Fund may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund's investments are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

BUY AND SELL PRICES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

TRANSACTION POLICIES

EXECUTION OF REQUESTS

Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent or authorized broker-dealers and third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordinvestor.com or consider sending your request in writing.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers for the purchase or sale of the funds' shares. This transaction fee is separate from any sales charge that the funds may apply.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

Floating Rate Fund redemptions will be processed at the next NAV calculated after your request is received, if your order is in "good order," but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the Floating Rate Fund.

REQUESTS IN "GOOD ORDER"

All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:

-    Name, date of birth, residential address, and social security number.

-    The fund name and account number.

-    The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

-    Medallion signature guarantees (if required).

-    Any supporting legal documentation that may be required.

TELEPHONE TRANSACTIONS


For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.


EXCHANGES

You may exchange shares of one fund for shares of the same class of any other fund. The registration for both accounts involved must be identical. You may be subject to tax liability as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of a fund by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the

TRANSACTION POLICIES

fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a fund of funds) invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. In particular, funds that invest in securities that are thinly traded may include Capital Appreciation Fund, High Yield Fund, Income Fund and International Small Company Fund. Funds that invest in securities that are traded primarily in markets outside of the United States may include Advisers Fund, Capital Appreciation Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Leaders Fund, Global Technology Fund, Growth Opportunities Fund, International Capital Appreciation Fund, International Opportunities Fund, International Small Company Fund, MidCap Fund, MidCap Value Fund, Small Company Fund, Stock Fund and Value Opportunities Fund. Frequent traders, and in particular those using arbitrage strategies, can dilute a fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor's trading history in any of the funds, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is an exchange out and back into the same fund or a redemption out and purchase of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request is received within the 90-day period, the requested transaction will be rejected and the person requesting such substantive round trip will be deemed an "Excessive Trader." All exchange and purchase privileges of any Excessive Trader shall be suspended or terminated. An Excessive Trader, however, will be given one opportunity to reposition funds prior to the suspension or termination of exchange privileges. If an Excessive Trader makes exchanges through a registered representative, the funds' transfer agent shall terminate the registered representative's exchange privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.

The funds' policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are substantially limited in their ability to identify or deter Excessive Traders or other abusive traders. The transfer agent for the funds will use its best efforts to obtain the cooperation of intermediaries to identify Excessive Traders and to prevent or limit abusive trading activity, to the extent practicable. In addition, the funds' transfer agent will seek to obtain annual certifications from financial intermediaries that such intermediaries have established reasonable internal controls and procedures for limiting exchange activities in a manner that is consistent with the funds' policies concerning frequent purchases and redemptions of fund shares and are reasonably designed to obtain compliance with applicable rules relating to customer-order handling and abusive trading practices. Nonetheless, the funds' ability to identify and deter frequent purchases and redemptions of a fund's shares through omnibus accounts is limited, and the funds' success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds (through certain Underlying Funds in the case of the funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the funds' fair value procedures, please refer to "Valuation of Shares."

TRANSACTION POLICIES

CERTIFICATED SHARES

Shares are electronically recorded and therefore share certificates are not issued.

SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

SPECIAL REDEMPTIONS

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

PAYMENT REQUIREMENTS

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds, or in the case of a retirement account, to the custodian or trustee. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period (generally within three business days). If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS In general, you will receive account statements as follows:

- after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

-    after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you should also receive, if applicable, a Form 1099 tax information statement.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.


DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income and capital gains of the funds are normally declared and paid annually. Dividends from the net investment income of the Advisers Fund, Balanced Income Fund, Dividend and Growth Fund, Equity Income Fund, Target Retirement 2010 Fund and Target Retirement 2020 Fund are normally declared and paid quarterly. Dividends from the net investment income of the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund, U.S. Government Securities Fund and Retirement Income Fund are declared and paid monthly.

TRANSACTION POLICIES


Dividends from the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund, U.S. Government Securities and Retirement Income Fund are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent. Notwithstanding the foregoing, in order to accommodate adjustments in asset allocations made by the Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund as the mix of Underlying Funds in each of these funds changes over time, each of these funds reserves the right to change its dividend distribution policy at the discretion of each of these funds' board of directors. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.


If you elect to receive monthly/quarterly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.


TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Some dividends paid in January may be taxable as if they had been paid the previous December. Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund's ordinary income or short-term capital gains. Distributions paid from an Underlying Fund's long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains. With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividend from ordinary income may be qualified dividend income.


TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.


TAXES ON DISTRIBUTIONS (TAX-FREE FUNDS ONLY) Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund meet certain federal tax requirements so that distributions of tax-exempt income may be treated as "exempt-interest dividends." These dividends are not subject to regular federal income tax. However, each fund may invest up to 20% of its assets in tax-exempt obligations subject to the Alternative Minimum Tax. Any portion of exempt-interest dividends attributable to interest on these obligations may increase some shareholders' Alternative Minimum Tax. The funds expect that their distributions will consist primarily of exempt-interest dividends. Tax-Free National Fund's exempt-interest dividends may be subject to state or local taxes. Distributions paid from any interest income that is not tax-exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash.



CALIFORNIA INCOME TAXATION (TAX-FREE CALIFORNIA FUND) Tax-Free California Fund complies with certain state tax requirements so that at least a portion of the dividends it pays are "exempt-interest dividends" as defined under California law. To be qualified to pay exempt-interest dividends under California law, at the close of each quarter of its taxable year, at least 50% percent of the value of The Hartford Tax-Free California Fund's total assets must consist of obligations which, when held by an individual, the interest therefrom is exempt from taxation by California. Exempt-interest dividends from Tax-Free California Fund may be subject to California taxes imposed on corporations when distributed to shareholders subject to those taxes.



MINNESOTA INCOME TAXATION (TAX-FREE MINNESOTA FUND) Tax-Free Minnesota Fund complies with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota tax-exempt obligations will be excluded from the Minnesota taxable net income of individuals, estates and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the fund must be derived from interest income on Minnesota tax-exempt obligations. A portion of the fund's

TRANSACTION POLICIES

dividends may be subject to the Minnesota alternative minimum tax. Exempt interest dividends from Tax-Free Minnesota Fund may be subject to Minnesota taxes imposed on corporations when distributed to shareholders subject to those taxes.


NEW YORK INCOME TAXATION (TAX-FREE NEW YORK FUND) Tax-Free New York Fund complies with certain state tax requirements so that individual shareholders of Tax-Free New York Fund that are residents of New York State will not be subject to New York State income tax on distributions which are derived from interest on obligations exempt from taxation by New York State. To meet those requirements, Tax-Free New York Fund will invest in New York State or municipal bonds. Individual shareholders of Tax-Free New York Fund who are residents of New York City will also be able to exclude such income for New York City personal income tax purposes. Dividends from Tax-Free New York Fund may be subject to New York State and New York City taxes imposed on corporations when distributed to shareholders subject to those taxes.


INFLATION-PROTECTED DEBT SECURITIES (EACH FUND) Periodic adjustments for inflation to the principal amount of an inflation-protected debt security may give rise to original issue discount, which will be includable in a fund's gross income. Due to original issue discount, a fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund (through an Underlying Fund in the case of a fund of funds) to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.

Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

ADDITIONAL INVESTOR SERVICES

ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $50 per fund or as much as $50,000 per fund between your bank account and fund account using the ACH network.

If you are a participant in a tax qualified retirement plan, check with your plan administrator for additional investor services.

TRANSACTION POLICIES

FINANCIAL HIGHLIGHTS

The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2006, October 31, 2005, October 31, 2004, October 31, 2003 and October 31, 2002 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request. Because the Class Y shares of Tax-Free California Fund and Tax-Free New York Fund have not yet commenced operations, no financial information is available for either of these funds.

THE HARTFORD ADVISERS FUND -- CLASS Y

                                           10/31/2006   10/31/2005   10/31/2004(3)   10/31/2003(3)   10/31/2002(3)
                                           ----------   ----------   -------------   -------------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 14.72       $ 14.37            $12.82         $14.54
Income from investment operations:
   Net investment income (loss)                            0.33          0.25              0.27           0.13
   Net realized and unrealized gain
      (loss) on investments                                0.81          0.36              1.54          (1.55)
                                                        -------       -------            ------         ------
Total from investment operations                           1.14          0.61              1.81          (1.42)
Less distributions:
   Dividends from net investment income                   (0.36)        (0.26)            (0.26)         (0.30)
   Distributions from capital gains                        0.00          0.00              0.00           0.00
   Returns of capital                                      0.00          0.00              0.00           0.00
                                                        -------       -------            ------         ------
Total distributions                                       (0.36)        (0.26)            (0.26)         (0.30)
                                                        -------       -------            ------         ------
Net asset value, end of period                          $ 15.50       $ 14.72            $14.37         $12.82
                                                        =======       =======            ======         ======
TOTAL RETURN(2)                                            7.78%         4.22%            14.28%         (9.89%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $15,342       $13,587            $8,714         $3,997
Ratio of expenses to average net assets
   before waivers and reimbursements                       0.75%         0.74%             0.81%          0.78%
Ratio of expenses to average net assets
   after waivers and reimbursements                        0.74%(4)      0.74%(4)          0.81%          0.78%
Ratio of net investment income (loss) to
   average net assets                                      2.13%         1.71%             1.98%          2.15%
Portfolio turnover rate(1)                                   66%           42%               46%            44%

(1) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.73%for Class Y. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 0.74% for Class Y.

FINANCIAL HIGHLIGHTS

THE HARTFORD CAPITAL APPRECIATION FUND -- CLASS Y

                                           10/31/2006   10/31/2005    10/31/2004    10/31/2003   10/31/2002(3)
                                           ----------   ----------    ----------    ----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  32.29      $  27.64       $ 21.23       $ 24.85
Income from investment operations:
   Net investment income (loss)                             0.21          0.11          0.08          0.04
   Net realized and unrealized gain
      (loss) on investments                                 5.97          4.54          6.33         (3.66)
                                                        --------      --------       -------       -------
Total from investment operations                            6.18          4.65          6.41         (3.62)
Less distributions:
   Dividends from net investment income                     0.00          0.00          0.00          0.00
   Distributions from capital gains                         0.00          0.00          0.00          0.00
Returns of capital                                          0.00          0.00          0.00          0.00
                                                        --------      --------       -------       -------
Total distributions                                         0.00          0.00          0.00          0.00
                                                        --------      --------       -------       -------
Net asset value, end of period                          $  38.47      $  32.29       $ 27.64       $ 21.23
                                                        ========      ========       =======       =======
TOTAL RETURN(2)                                            19.14%        16.82%        30.19%       (14.57%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $245,163      $116,527       $48,372       $25,378
Ratio of expenses to average net assets
   before waivers and reimbursements                        0.78%         0.79%         0.85%         0.80%
Ratio of expenses to average net assets
   after waivers and reimbursements                         0.78%(4)      0.79%(4)      0.85%         0.80%
Ratio of net investment income (loss) to
   average net assets                                       0.76%         0.50%        0.46%         0.27%
Portfolio turnover rate(1)                                    93%           78%         113%          112%

(1) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursement. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.75% for Class Y. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 0.76% for Class Y.

FINANCIAL HIGHLIGHTS

THE HARTFORD CAPITAL APPRECIATION II FUND -- CLASS Y

                                                        APRIL 29, 2005 -
                                           10/31/2006   OCTOBER 31, 2005
                                           ----------   ----------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                       10/31/2005
Income from investment operations:
   Net investment income (loss)                           $  32.29
   Net realized and unrealized gain
      (loss) on investments
Total from investment operations                              0.21
Less distributions:                                           5.97
                                                          --------
   Dividends from net investment income                       6.18
   Distributions from capital gains
   Returns of capital                                         0.00
Total distributions                                           0.00
Net asset value, end of period                                0.00
                                                          --------
TOTAL RETURN(4)                                               0.00
                                                          --------
RATIOS AND SUPPLEMENTAL DATA:                             $  38.47
                                                          ========
Net assets, end of period (in thousands)                     19.14%
Ratio of expenses to average net assets
   before waivers and reimbursements
Ratio of expenses to average net assets
   after waivers and reimbursements                       $245,163
Ratio of net investment income (loss) to
   average net assets                                         0.78%
Portfolio turnover rate(5)                                    0.78%(4)
                                                              0.76%
                                                               93%

(1)  Annualized.

(2)  Not annualized.

(3) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.15% for Class Y.

(4) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(5) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD DISCIPLINED EQUITY FUND -- CLASS Y

                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002(3)
                                           ----------   ----------   ----------   ----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 10.99      $ 10.36        $ 8.63       $ 10.52
Income from investment operations:
   Net investment income (loss)                            0.15        (0.01)         0.08          0.05
   Net realized and unrealized gain
      (loss) on investments                                1.12         0.69          1.65         (1.94)
                                                        -------      -------        ------       -------
Total from investment operations                           1.27         0.68          1.73         (1.89)
Less distributions:
   Dividends from net investment income                   (0.14)       (0.05)         0.00          0.00
   Distributions from capital gains                        0.00         0.00          0.00          0.00
   Returns of capital                                      0.00         0.00          0.00          0.00
                                                        -------      -------        ------       -------
Total distributions                                       (0.14)       (0.05)         0.00          0.00
                                                        -------      -------        ------       -------
Net asset value, end of period                          $ 12.12      $ 10.99        $10.36       $  8.63
                                                        =======      =======        ======       =======
TOTAL RETURN(2)                                           11.62%        6.55%        20.05%       (17.97%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in                           $81,582      $19,578        $  622       $   661
thousands)
Ratio of expenses to average net
   assets before waivers and
   reimbursements                                          0.90%        0.88%         0.98%         0.93%
Ratio of expenses to average net
   assets after waivers and
   reimbursements                                          0.90%(4)     0.88%(4)      0.98%         0.93%
Ratio of net investment income (loss)                      0.97%        0.95%         0.70%         0.46%
   to average net assets Portfolio
   turnover rate(1)                                          61%          62%           76%           89%

(1) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.89% for Class Y. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 0.87% for Class Y.

FINANCIAL HIGHLIGHTS

THE HARTFORD DIVIDEND AND GROWTH FUND -- CLASS Y

                                           10/31/2006   10/31/2005   10/31/2004    10/31/2003   10/31/2002(3)
                                           ----------   ----------   ----------    ----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  32.29       $ 16.11     $ 13.73        $ 15.71
Income from investment operations:
   Net investment income (loss)                             0.21          0.24        0.19           0.12
   Net realized and unrealized gain
      (loss) on investments                                 5.97          1.86        2.40          (1.65)
                                                        --------       -------     -------        -------
Total from investment operations                            6.18          2.10        2.59          (1.53)
Less distributions:
   Dividends from net investment income                     0.00         (0.24)      (0.21)(4)      (0.21)
   Distributions from capital gains                         0.00          0.00        0.00          (0.24)
   Returns of capital                                       0.00          0.00        0.00           0.00
                                                        --------       -------     -------        -------
Total distributions                                         0.00         (0.24)      (0.21)         (0.45)
                                                        --------       -------     -------        -------
Net asset value, end of period                          $  38.47       $ 17.97     $ 16.11        $13.73
                                                        ========       =======     =======        =======
TOTAL RETURN(2)                                            19.14%        13.06%      19.03%        (10.00%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $245,163       $69,088     $42,107        $14,790
Ratio of expenses to average net assets
   before waivers and reimbursements                        0.78%        0.75%       0.81%           0.82%
Ratio of expenses to average net assets
   after waivers and reimbursements                         0.78%(4)      0.75%(5)    0.81%          0.82%
Ratio of net investment income (loss)
   to average net assets                                    0.76%         1.44%       1.44%          1.36%
                                                              93%
Portfolio turnover rate(1)                                    26%           25%         31%            33%

(1) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) Per share amounts have been calculated using average shares outstanding method.

(4)  This includes a tax return of capital of less than $0.01.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.72% for class Y. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 0.74% for Class Y.

FINANCIAL HIGHLIGHTS

THE HARTFORD EQUITY INCOME FUND -- CLASS Y

                                                                                    8/28/2003-
                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003(5)
                                           ----------   ----------   ----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $11.33       $10.39         $10.00
Income from Investment Operations:
   Net investment income (loss)                           0.32         0.24           0.04
   Net realized and unrealized gain
      (loss) on investments                               0.83         0.95           0.35
                                                        ------       ------         ------
Total from investment operations                          1.15         1.19           0.35
Less distributions:
   Dividends from net investment income                  (0.31)       (0.25)          0.00
   Distributions from capital gains                      (0.02)        0.00           0.00
   Returns of capital                                     0.00         0.00           0.00
                                                        ------       ------         ------
Total distributions                                      (0.33)       (0.25)          0.00
                                                        ------       ------         ------
Net asset value, end of period                          $12.15       $11.33         $10.39
                                                        ======       ======         ======
TOTAL RETURN(3)                                          10.22%       11.53%          3.90%(2)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $  784       $  375         $  104
Ratio of expenses to average net assets
   before waivers and reimbursements                      0.91%        0.91%          0.93%(1)
Ratio of expenses to average net assets
   after waivers and reimbursements                       0.11%(6)     0.11%(6)       0.13%(1)
Ratio of net investment income (loss) to
   average net assets                                     2.79%        2.73%          2.17%(1)
Portfolio turnover rate(4)                                  23%          22%             1%

(1)  Annualized.

(2)  Not annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5)  The fund commenced operations on 8/28/2003.

(6) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.10% for Class Y. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 0.10% for Class Y.

FINANCIAL HIGHLIGHTS

THE HARTFORD FLOATING RATE FUND -- CLASS Y

                                                        APRIL 29, 2005 -
                                           10/31/2006   OCTOBER 31, 2005
                                           ----------   ----------------
PER SHARE OPERATING
PERFORMANCE
Net asset value, beginning of period                       $ 10.00
Income from investment operations:
   Net investment income (loss)                               0.23
   Net realized and unrealized gain
      (loss) on investments                                   0.08
                                                           -------
Total from investment operations                              0.31
Less distributions:
   Dividends from net investment income                      (0.23)
   Distributions from capital gains                           0.00
   Returns of capital                                         0.00
                                                           -------
Total distributions                                          (0.23)
                                                           -------
Net asset value, end of period                             $ 10.08
                                                           =======
TOTAL RETURN(3)                                               3.10%(2)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                   $10,062
Ratio of expenses to average net assets
   before waivers and reimbursements                          0.73%(1)
Ratio of expenses to average net assets
   after waivers and  reimbursements                          0.01%(1)
Ratio of net investment income (loss) to
   average net assets                                         6.06%(1)
Portfolio turnover rate(4)                                      15%

(1)  Annualized.

(2)  Not annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD FOCUS FUND -- CLASS Y

                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002(6)
                                           ----------   ----------   ----------   ----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 9.28        $9.04         $ 7.37       $  8.83
Income from Investment Operations:
   Net investment income (loss)                           0.13         0.03           0.01          0.00
   Net realized and unrealized gain
      (loss) on investments                               1.06         0.21           1.66         (1.46)
                                                        ------        -----         ------       -------
Total from investment operations                          1.19         0.24           1.67         (1.46)
Less distributions:
   Dividends from net investment income                  (0.03)        0.00           0.00          0.00
   Distributions from capital gains                       0.00         0.00           0.00          0.00
   Returns of capital                                     0.00         0.00           0.00          0.00
                                                        ------        -----         ------       -------
Total distributions                                      (0.03)        0.00           0.00          0.00
                                                        ------        -----         ------       -------
Net asset value, end of period                          $10.44        $9.28         $ 9.04       $  7.37
                                                        ======        =====         ======       =======
TOTAL RETURN(5)                                          12.86%        2.65%         22.66%       (16.54%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $  473        $ 815         $  719       $   509
Ratio of expenses to average net assets
   before waivers and reimbursements                      1.16%        1.11%          1.17%         1.14%
Ratio of expenses to average net assets
   after waivers and reimbursements                       1.16%(7)     1.11%(7)       1.17%         1.14%
Ratio of net investment income (loss) to
   average net assets                                     1.27%        0.27%          0.17%         0.09%
Portfolio turnover rate(4)                                 112%         104%           138%          215%

(1)  The fund became effective and open for investment on 5/24/2001.

(2)  Not annualized.

(3)  Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(6) Per share amounts have been calculated using average shares outstanding method.

(7) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.13% for Class Y. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.08% for Class Y.

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL COMMUNICATIONS FUND -- CLASS Y

                                           10/31/2006   10/31/2005   10/31/2004(4)   10/31/2003   10/31/2002(4)
                                           ----------   ----------   -------------   ----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 5.60         $ 4.74          $ 3.26       $  4.60
Income from Investment Operations:
   Net investment income (loss)                           0.02           0.09             .01          0.00(3)
   Net realized and unrealized gain
      (loss) on investments                               1.73           0.77            1.47         (1.34)
                                                        ------         ------          ------       -------
Total from investment operations                          1.75           0.86            1.48         (1.34)
Less distributions:
   Dividends from net investment income                  (0.08)          0.00            0.00          0.00
   Distributions from capital gains                       0.00           0.00            0.00          0.00
   Returns of capital                                     0.00           0.00            0.00          0.00
                                                        ------         ------          ------       -------
Total distributions                                      (0.08)          0.00            0.00          0.00
                                                        ------         ------          ------       -------
Net asset value, end of period                          $ 7.27         $ 5.60          $ 4.74       $  3.26
                                                        ======         ======          ======       =======
TOTAL RETURN(1)                                          31.36%         18.14%          45.40%       (29.13%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $  638         $  170          $  724       $   481
Ratio of expenses to average net assets
   before waivers and reimbursements                      1.36%          1.30%           1.35%         1.27%
Ratio of expenses to average net assets
   after waivers and reimbursements                       1.06%(5)       1.20%(5)        1.20%         1.20%
Ratio of net investment income (loss) to
   average net assets                                     2.10%          1.69%           0.38%         0.40%
Portfolio turnover rate(2)                                  45%            85%            100%           84%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3)  Net Investment Income (Loss) is less than a penny a share.

(4) Per share amounts have been calculated using average shares outstanding method.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.04% for Class Y. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.17% for Class Y.

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND -- CLASS Y

                                           10/31/2006   10/31/2005   10/31/2004(3)   10/31/2003   10/31/2002(3)
                                           ----------   ----------   -------------   ----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.55         $ 9.79          $ 8.10       $  9.41
Income from Investment Operations:
   Net investment income (loss)                           0.12           0.17             .13          0.08
   Net realized and unrealized gain
      (loss) on investments                               1.24           0.71            1.64         (1.39)
                                                        ------         ------          ------       -------
Total from investment operations                          1.36           0.88            1.77         (1.31)
Less distributions:
  Dividends from net investment income                   (0.18)         (0.12)          (0.08)         0.00
  Distributions from capital gains                        0.00           0.00            0.00          0.00
  Returns of capital                                      0.00           0.00            0.00          0.00
                                                        ------         ------          ------       -------
Total distributions                                      (0.18)         (0.12)          (0.08)         0.00
                                                        ------         ------          ------       -------
Net asset value, end of period                          $11.73         $10.55          $ 9.79       $  8.10
                                                        ======         ======          ======       =======
TOTAL RETURN(1)                                          12.91%          9.06%          22.01%       (13.92%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $  773         $  642          $1,580       $ 1,435
Ratio of expenses to average net assets
   before waivers and reimbursements                      1.36%          1.27%           1.31%         1.25%
Ratio of expenses to average net assets
   after waivers and reimbursements                       1.09%(4)       1.20%(4)        1.20%         1.20%
Ratio of net investment income (loss) to
   average net assets                                     1.30%          1.54%           1.38%         0.96%
Portfolio turnover rate(2)                                  33%            85%             93%           76%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.07% for Class Y. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.18% for Class Y.

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL HEALTH FUND -- CLASS Y

                                           10/31/2006   10/31/2005    10/31/2004   10/31/2003   10/31/2002(3)
                                           ----------   ----------    ----------   ----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  15.41      $14.09        $11.61        $ 13.58
Income from Investment Operations:
   Net investment income (loss)                            (0.01)      (0.02)        (0.02)         (0.02)
   Net realized and unrealized gain
      (loss) on investments                                 2.42        1.40          2.80          (1.67)
                                                        --------      ------        ------        -------
Total from investment operations                            2.41        1.38          2.78          (1.69)
Less distributions:
  Dividends from net investment income                      0.00        0.00          0.00           0.00
  Distributions from capital gains                         (0.77)      (0.06)        (0.30)         (0.28)
  Returns of capital                                        0.00        0.00          0.00           0.00
                                                        --------      ------        ------        -------
Total distributions                                        (0.77)      (0.06)        (0.30)         (0.28)
                                                        --------      ------        ------        -------
Net asset value, end of period                          $  17.05      $15.41        $14.09        $ 11.61
                                                        ========      ======        ======        =======
TOTAL RETURN(1)                                            16.19%       9.88%        24.50%        (12.68%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $169,698      $1,299        $1,095        $   881
Ratio of expenses to average net assets
   before waivers and reimbursements                        1.08%       1.12%         1.19%          1.17%
Ratio of expenses to average net assets
   after waivers and reimbursements                         1.08%(4)    1.12%(4)      1.19%          1.17%
Ratio of net investment income (loss) to
   average net assets                                      (0.12)%     (0.14%)       (0.15%)        (0.22%)
Portfolio turnover rate(2)                                    50%         41%           37%            63%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.06% for Class Y. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.10% for Class Y.

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL LEADERS FUND -- CLASS Y

                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002(3)
                                           ----------   ----------   ----------   ----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 17.06      $ 14.34       $ 11.45        $ 13.03
Income from investment operations:
   Net investment income (loss)                            0.13         0.03          0.03           0.05
   Net realized and unrealized gain
      (loss) on investments                                0.27         2.69          2.86          (1.63)
                                                        -------      -------       -------        -------
Total from investment operations                           0.40         2.72          2.89          (1.58)
Less distributions:
   Dividends from net investment
      income                                               0.00         0.00          0.00           0.00
   Distributions from capital gains                        0.00         0.00          0.00           0.00
   Returns of capital                                      0.00         0.00          0.00           0.00
                                                        -------      -------       -------        -------
Total distributions                                        0.00         0.00          0.00           0.00
                                                        -------      -------       -------        -------
Net asset value, end of period                          $ 17.46      $ 17.06       $ 14.34        $ 11.45
                                                        =======      =======       =======        =======
TOTAL RETURN(2)                                            2.34%       18.97%        25.24%        (12.13%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
   thousands)                                           $83,896      $58,791       $19,043        $ 6,167
Ratio of expenses to average net
   assets before waivers and
   reimbursements                                          0.97%        0.93%         1.00%          1.00%
Ratio of expenses to average net
   assets after waivers and
   reimbursements                                          0.97%(4)     0.93%(4)      1.00%          1.00%
Ratio of net investment income (loss)
   to average net assets                                   0.87%        0.31%         0.28%          0.84%
Portfolio turnover rate(1)                                  270%         271%          320%           323%

(1) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.85% for Class Y. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 0.84% for Class Y.

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL TECHNOLOGY FUND -- CLASS Y

                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002(3)
                                           ----------   ----------   ----------   ----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 4.51       $ 4.75        $  3.01       $  4.04
Income from Investment Operations:
   Net investment income (loss)                           0.03        (0.04)         (0.03)        (0.14)
   Net realized and unrealized gain
      (loss) on investments                               0.55        (0.20)          1.77         (0.89)
                                                        ------       ------        -------       -------
Total from investment operations                          0.58        (0.24)          1.74         (1.03)
Less distributions:
   Dividends from net investment income                   0.00         0.00           0.00          0.00
   Distributions from capital gains                       0.00         0.00           0.00          0.00
   Returns of capital                                     0.00         0.00           0.00          0.00
                                                        ------       ------        -------       -------
Total distributions                                       0.00         0.00           0.00          0.00
                                                        ------       ------        -------       -------
Net asset value, end of period                          $ 5.09       $ 4.51        $  4.75       $  3.01
                                                        ======       ======        =======       =======
TOTAL RETURN(1)                                          12.86%       (5.05%)        57.81%       (25.50%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $  938       $1,186        $   886       $   512
Ratio of expenses to average net assets
   before waivers and reimbursements                      1.22%        1.15%          1.18%         1.15%
Ratio of expenses to average net assets
   after waivers and reimbursements                       1.20%(4)     1.15%(4)       1.18%         1.15%
Ratio of net investment income (loss) to
   average net assets                                     0.58%       (0.85%)        (0.82%)       (0.97%)
Portfolio turnover rate(2)                                 132%         165%           163%          174%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.13% for Class Y. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.09% for Class Y.

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH FUND -- CLASS Y

                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002
                                           ----------   ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 16.42      $ 15.31        $11.94     $ 14.57
Income from Investment Operations:
   Net investment income(loss)                             0.01         0.00(6)      (0.03)       0.00(6)
   Net realized and unrealized gain
     (loss) on investments                                 1.22         1.11          3.40       (2.63)
                                                        -------      -------        ------     -------
Total from investment operations                           1.23         1.11          3.37       (2.63)
Less distributions:
   Dividends from net investment income                    0.00         0.00          0.00        0.00
   Distributions from capital gains                        0.00         0.00          0.00        0.00
   Returns of capital                                      0.00         0.00          0.00        0.00
                                                        -------      -------        ------     -------
Total distributions                                        0.00         0.00          0.00        0.00
                                                        -------      -------        ------     -------
Net asset value, end of period                          $ 17.65      $ 16.42        $15.31     $ 11.94
                                                        =======      =======        ======     =======
TOTAL RETURN(1)                                            7.49%        7.25%        28.22%     (18.05%)(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period(in thousands)                 $52,992      $11,926        $    1     $     1
Ratio of expenses to average net assets
   before waivers and reimbursements                       0.85%        0.87%         0.96%       0.90%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements                        0.85%(5)     0.87%(5)      0.96%       0.90%(2)
Ratio of net investment income(loss) to
   average net assets                                      0.10%       (0.18%)       (0.17%)     (0.01%)(2)
Portfolio turnover rate(4)                                   77%          66%          129%        107%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2)  Annualized.

(3)  Not annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.83% for Class Y. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 0.85% for Class Y.

(6)  Net Investment Income (Loss) is less than a penny a share.

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH OPPORTUNITIES FUND -- CLASS Y

                                                                                               2/19/2002-
                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002
                                           ----------   ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 23.82      $21.42        $15.35      $ 19.80
Income from Investment Operations:
   Net investment income(loss)                             0.00(6)    (0.01)        (0.07)       (0.06)
   Net realized and unrealized gain
     (loss) on investments                                 4.55        2.41          6.14        (4.39)
                                                        -------      ------        ------      -------
Total from investment operations                           4.55        2.40          6.07        (4.45)
Less distributions:
   Dividends from net investment income                    0.00        0.00          0.00         0.00
   Distributions from capital gains                        0.00        0.00          0.00         0.00
   Returns of Capital                                      0.00        0.00          0.00         0.00
                                                        -------      ------        ------      -------
Total distributions                                        0.00        0.00          0.00         0.00
                                                        -------      ------        ------      -------
Net asset value, end of period                          $ 28.37      $23.82        $21.42      $ 15.35
                                                        =======      ======        ======      =======
TOTAL RETURN(1)                                           19.10%      11.20%        39.54%      (22.47%)(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period(in thousands)                 $28,441      $4,792        $    1      $     1
Ratio of expenses to average net assets
   before waivers and reimbursements                       0.88%       0.82%         0.91%        0.89%(2)
Ratio of expenses to average net assets
   waivers and reimbursements                              0.88%(5)    0.82%(5)      0.91%        0.89%(2)
Ratio of net investment income(loss) to
   average net assets                                      0.00%      (0.33%)       (0.38%)      (0.44%)(2)
Portfolio turnover rate(4)                                  156%        130%          158%         182%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2)  Annualized.

(3)  Not annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.82% for Class Y. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 0.77% for Class Y.

(6)  Net Investment Income (Loss) is less than a penny a share.

FINANCIAL HIGHLIGHTS

THE HARTFORD HIGH YIELD FUND -- CLASS Y

                                           10/31/2006   10/31/2005   10/31/2004(3)   10/31/2003(3)   10/31/2002(3)
                                           ----------   ----------   -------------   -------------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  8.17         $  7.94         $ 6.73         $  8.48
Income from investment operations:
   Net investment income(loss)                             0.52            0.39           0.65            0.34
   Net realized and unrealized gain
     (loss) on investments                                (0.40)           0.36           1.24           (1.30)
                                                        -------         -------         ------         -------
Total from investment operations                           0.12            0.75           1.89           (0.96)
Less distributions:
   Dividends from net investment income                   (0.54)          (0.52)         (0.68)          (0.79)
   Distributions from capital gains                        0.00            0.00           0.00            0.00
   Returns of capital                                      0.00            0.00           0.00            0.00
                                                        -------         -------         ------         -------
Total distributions                                       (0.54)          (0.52)         (0.68)          (0.79)
                                                        -------         -------         ------         -------
Net asset value, end of period                          $  7.75         $  8.17         $ 7.94         $  6.73
                                                        =======         =======         ======         =======
TOTAL RETURN(2)                                            1.43%           9.72%         29.27%         (12.01%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period(in thousands)                 $25,974         $16,410         $    1         $     1
Ratio of expenses to average net assets
   before waivers and reimbursements                       0.87%           0.84%          1.69%           0.84%
Ratio of expenses to average net assets
   after waivers and reimbursements                        0.87%(4)        0.84%          0.95%           0.84%
Ratio of net investment income
  (loss) to average net assets                             6.40%           6.13%          8.70%          10.04%
Portfolio turnover rate(1)                                  113%             86%            54%             22%

(1) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)  Per share amounts are calculated using shares outstanding method.

(4) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS EXCLUDES FEES PAID INDIRECTLY BUT INCLUDES WAIVERS AND REIMBURSEMENTS. FOR THE YEAR ENDED OCTOBER 31, 2005, HAD THE FEES PAID INDIRECTLY BEEN INCLUDED, THE RATIO WOULD HAVE BEEN 0.87% FOR CLASS Y.

FINANCIAL HIGHLIGHTS

THE HARTFORD INCOME FUND -- CLASS Y

                                                                      11/28/2003-
                                           10/31/2006   10/31/2005   10/31/2004(5)
                                           ----------   ----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 10.72        $10.54
Income from Investment Operations:
   Net investment income (loss)                            0.52          0.48
   Net realized and unrealized gain
      (loss) on investments                               (0.42)         0.20
                                                        -------        ------
Total from investment operations                           0.10          0.68
Less distributions:
   Dividends from net investment income                   (0.54)        (0.50)
   Distributions from capital gains                       (0.04)         0.00
   Returns of capital                                      0.00          0.00
                                                        -------        ------
Total distributions                                       (0.58)        (0.50)
                                                        -------        ------
Net asset value, end of period                          $ 10.24        $10.72
                                                        =======        ======
TOTAL RETURN(3)                                            0.98%         6.57%(2)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $16,431        $   10
Ratio of expenses to average net assets
   before waivers and reimbursements                       0.79%         0.73%(1)
Ratio of expenses to average net assets
   after waivers and reimbursements                        0.70%(6)      0.70%(1)
Ratio of net investment income (loss) to
   average net assets                                      5.16%         4.89%(1)
Portfolio turnover rate(4)                                  188%          167%

(1)  Annualized.

(2)  Not annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5)  Class Y shares of the fund commenced operations on November 28, 2003.

(6) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.70% for Class Y.

FINANCIAL HIGHLIGHTS

THE HARTFORD INFLATION PLUS FUND -- CLASS Y

                                                                      11/28/2003-
                                           10/31/2006   10/31/2005   10/31/2004(5)
                                           ----------   ----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 10.97       $ 10.57
Income from Investment Operations:
   Net investment income (loss)                            0.47          0.28
   Net realized and unrealized gain
      (loss) on investments                               (0.22)         0.44
                                                        -------       -------
Total from investment operations                           0.25          0.72
Less distributions:
   Dividends from net investment income                   (0.45)        (0.32)
   Distributions from capital gains                       (0.09)         0.00
   Returns of capital                                      0.00          0.00
                                                        -------       -------
Total distributions                                       (0.54)        (0.32)
                                                        -------       -------
Net asset value, end of period                          $ 10.68       $ 10.97
                                                                      =======
TOTAL RETURN(3)                                            2.29%         6.89%(2)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $95,947       $23,045
Ratio of expenses to average net assets
   before waivers and reimbursements                       0.68%         0.65%(1)
Ratio of expenses to average net assets
   after waivers and reimbursements                        0.68%(6)      0.65%(1)
Ratio of net investment income (loss) to
   average net assets                                      4.42%         1.55%(1)
Portfolio turnover rate(4)                                   71%           81%

(1)  Annualized.

(2)  Not annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5)  Class Y shares of the fund commenced operations on November 28, 2003.

(6) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.68% for Class Y.

FINANCIAL HIGHLIGHTS

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND -- CLASS Y

                                           10/31/2006   10/31/2005   10/31/2004(6)   10/31/2003   10/31/2002(6)
                                           ----------   ----------   -------------   ----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 11.72       $  9.69          $ 6.98        $ 7.63
Income from Investment Operations:
   Net investment income (loss)                            0.08         (0.01)           0.01          0.07
   Net realized and unrealized gain
      (loss) on investments                                0.53          2.09            2.74         (0.72)
                                                        -------       -------          ------        ------
Total from investment operations                           0.61          2.08            2.75         (0.65)
Less distributions:
   Dividends from net investment income                    0.00          0.00           (0.04)         0.00
   Distributions from capital gains                        0.00         (0.05)           0.00          0.00
   Returns of capital                                      0.00          0.00            0.00          0.00
                                                        -------       -------          ------        ------
Total distributions                                        0.00         (0.05)          (0.04)         0.00
                                                        -------       -------          ------        ------
Net asset value, end of period                          $ 12.33       $ 11.72          $ 9.69        $ 6.98
                                                        =======       =======          ======        ======
TOTAL RETURN(5)                                            5.20%        21.61%          39.57%        (8.52%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $74,651       $28,775          $  292        $  209
Ratio of expenses to average net assets
   before waivers and reimbursements                       1.22%         1.31%           1.80%         2.19%
Ratio of expenses to average net assets
   after waivers and reimbursements                        1.20%(7)      1.20%(7)        1.20%         1.20%
Ratio of net investment income (loss) to
   average net assets                                      0.98%        (0.09%)          0.16%         0.79%
Portfolio turnover rate(4)                                  183%          200%            281%          330%

(1)  The fund became effective and open for investment on April 30, 2001.

(2)  Not annualized.

(3)  Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(6) Per share amounts have been calculated using average shares outstanding method.

(7) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.13% for Class Y. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.05% for Class Y.

FINANCIAL HIGHLIGHTS

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND -- CLASS Y

                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002(3)
                                           ----------   ----------   ----------   ----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $11.53       $ 9.91         $ 8.19       $  9.49
Income from investment operations:
   Net investment income (loss)                           0.12         0.11           0.06          0.02
   Net realized and unrealized gain
      (loss) on investments                               1.90         1.56           1.66         (1.32)
                                                        ------       ------         ------       -------
Total from investment operations                          2.02         1.67           1.72         (1.30)
Less distributions:
   Dividends from net investment income                   0.00        (0.05)          0.00          0.00
   Distributions from capital gains                       0.00         0.00           0.00          0.00
   Returns of capital                                     0.00         0.00           0.00          0.00
                                                        ------       ------         ------       -------
Total distributions                                       0.00        (0.05)          0.00          0.00
                                                        ------       ------         ------       -------
Net asset value, end of period                          $13.55       $11.53         $ 9.91       $  8.19
                                                        ======       ======         ======       =======
TOTAL RETURN(2)                                          17.52%       16.87%         21.00%       (13.70%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $5,612       $4,288         $6,058       $ 4,543
Ratio of expenses to average net assets
   before waivers and reimbursements                      1.05%        1.09%          1.13%         1.13%
Ratio of expenses to average net assets
   after waivers and reimbursements                       1.05%(4)     1.08%(4)       1.13%         1.13%
Ratio of net investment income (loss) to
   average net assets                                     0.94%        0.82%          0.77%         0.31%
Portfolio turnover rate(1)                                 119%         143%           138%          175%

(1) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.01% for Class Y. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.03% for Class Y.

FINANCIAL HIGHLIGHTS

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND -- CLASS Y

                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003(6)   10/31/2002(6)
                                           ----------   ----------   ----------   -------------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 13.54      $ 13.02         $  8.43         $ 8.84
Income from Investment Operations:
   Net investment income (loss)                            0.12         0.14            0.09           0.09
   Net realized and unrealized gain
      (loss) on investments                                2.27         1.30            4.56          (0.50)
                                                        -------      -------         -------         ------
Total from investment operations                           2.39         1.44            4.65          (0.41)
Less distributions:
   Dividends from net investment income                   (0.04)       (0.05)          (0.06)          0.00
   Distributions from capital gains                       (1.48)       (0.87)           0.00           0.00
   Returns of capital                                      0.00         0.00            0.00           0.00
                                                        -------      -------         -------         ------
Total distributions                                       (1.52)       (0.92)          (0.06)          0.00
                                                        -------      -------         -------         ------
Net asset value, end of period                          $ 14.41      $ 13.54         $ 13.02         $ 8.43
                                                        =======      =======         =======         ======
TOTAL RETURN(2)                                           19.40%       11.80%          55.47%         (4.64%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $65,828      $42,449         $25,154         $  969
Ratio of expenses to average net assets
   before waivers and reimbursements                       1.28%        1.41%           1.64%          1.91%
Ratio of expenses to average net assets
   after waivers and reimbursements                        1.20%(7)     1.20%(7)        1.20%          1.20%
Ratio of net investment income (loss) to
   average net assets                                      1.13%        1.26%           0.93%          0.89%
Portfolio turnover rate(4)                                  112%         119%            166%           194%

(1)  The fund became effective and open for investment on April 30, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)  Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5)  Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

FINANCIAL HIGHLIGHTS

(7) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.15% for Class Y. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.15% for Class Y.

FINANCIAL HIGHLIGHTS

THE HARTFORD MIDCAP FUND -- CLASS Y

                                           10/31/2006   10/31/2005    10/31/2004    10/31/2003   10/31/2002(4)
                                           ----------   ----------    ----------    ----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  23.43      $  21.21      $ 15.88        $ 16.89
Income from investment operations:
   Net investment income (loss)                             0.07          0.02         0.00(2)       (0.02)
   Net realized and unrealized gain
      (loss) on investments                                 4.40          2.20         5.33          (0.99)
                                                        --------      --------      -------        -------
Total from investment operations                            4.47          2.22         5.33          (1.01)
Less distributions:
   Dividends from net investment income                     0.00          0.00         0.00           0.00
   Distributions from capital gains                        (0.48)         0.00         0.00           0.00
   Returns of capital                                       0.00          0.00         0.00           0.00
                                                        --------      --------      -------        -------
Total distributions                                        (0.48)         0.00         0.00           0.00
                                                        --------      --------      -------        -------
Net asset value, end of period                          $  27.42      $  23.43      $ 21.21        $ 15.88
                                                        ========      ========      =======        =======
TOTAL RETURN(3)                                            19.40%        10.47%       33.56%         (5.98%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $139,273      $104,534      $83,996        $27,319
Ratio of expenses to average net assets
   before waivers and reimbursements                        0.83%         0.85%        0.90%          0.92%
Ratio of expenses to average net assets
   after waivers and reimbursements                         0.83%(5)      0.85%(5)     0.90%          0.92%
Ratio of net investment income (loss) to
   average net assets                                       0.26%         0.11%       (0.01%)        (0.08%)
Portfolio turnover rate(1)                                    74%           52%          70%           109%

(1) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(2)  Net Investment Income (Loss) is less than a penny a share.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) Per share amounts have been calculated using average shares outstanding method.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.81% for Class Y. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 0.84% for Class Y.

FINANCIAL HIGHLIGHTS

THE HARTFORD MIDCAP VALUE FUND -- CLASS Y

                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003(6)   10/31/2002(6)
                                           ----------   ----------   ----------   -------------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 13.11      $11.46          $  8.39         $ 8.50
Income from Investment Operations:
   Net investment income (loss)                            0.01       (0.01)            0.02           0.01
   Net realized and unrealized gain
      (loss) on investments                                1.44        1.66             3.05          (0.12)
                                                        -------      ------          -------         ------
Total from investment operations                           1.45        1.65             3.07          (0.11)
Less distributions:
   Dividends from net investment income                    0.00        0.00             0.00           0.00
   Distributions from capital gains                       (0.97)       0.00             0.00           0.00
   Returns of capital                                      0.00        0.00             0.00           0.00
                                                        -------      ------          -------         ------
Total distributions                                        0.00        0.00             0.00           0.00
                                                        -------      ------          -------         ------
Net asset value, end of period                          $ 13.59      $13.11          $ 11.46         $ 8.39
                                                        =======      ======          =======         ======
TOTAL RETURN(5)                                           11.76%      14.40%           36.59%         (1.29%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $39,965      $2,474          $    29         $  252
Ratio of expenses to average net assets
   before waivers and reimbursements                       0.96%       0.90%            1.03%          1.02%
Ratio of expenses to average net assets
   after waivers and reimbursements                        0.96%(7)    0.90%(7)         1.00%          1.00%
Ratio of net investment income (loss) to
   average net assets                                      0.13%      (0.12%)           0.16%          0.23%
Portfolio turnover rate(4)                                   49%         46%              56%            40%

(1)  The fund became effective and open for investment on April 30, 2001.

(2)  Not annualized.

(3)  Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(6) Per share amounts have been calculated using average shares outstanding method.

(7) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.94% for Class Y. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 0.88% for Class Y.

FINANCIAL HIGHLIGHTS

THE HARTFORD MONEY MARKET FUND -- CLASS Y

                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2006
                                           ----------   ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  1.00       $  1.00      $  1.00      $  1.00
Income from investment operations:
   Net investment income (loss)                            0.02         0.007        0.008        0.017
   Net realized and unrealized gain
      (loss) on investments                                0.00          0.00         0.00         0.00
                                                        -------       -------      -------      -------
Total from investment operations                           0.02         0.007        0.008        0.017
Less distributions:
   Dividends from net investment income                   (0.02)       (0.007)      (0.008)      (0.017)
   Distributions from capital gains                        0.00          0.00         0.00         0.00
   Returns of capital                                      0.00          0.00         0.00         0.00
                                                        -------       -------      -------      -------
Total distributions                                       (0.02)       (0.007)      (0.008)      (0.017)
                                                        -------       -------      -------      -------
Net asset value, end of period                          $  1.00       $  1.00      $  1.00      $  1.00
                                                        =======       =======      =======      =======
TOTAL RETURN(1)                                            2.40%         0.72%        0.78%        1.72%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $16,114       $ 9,698      $ 1,162      $ 2,815
Ratio of expenses to average net assets
   before waivers and reimbursements                       0.61%         0.56%        0.68%        0.62%
Ratio of expenses to average net assets
   after waivers and reimbursements                        0.55%(3)      0.55%        0.55%        0.55%
Ratio of net investment income (loss) to
   average net assets                                      2.47%         0.96%        0.84%        1.51%
Portfolio turnover rate                                     N/A           N/A          N/A          N/A

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) Per share amounts have been calculated using average shares outstanding method.

(3) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. Fro the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have bee 0.55% for Class Y.

FINANCIAL HIGHLIGHTS

THE HARTFORD SELECT MIDCAP GROWTH FUND -- CLASS Y

                                                        JANUARY 1, 2005-
                                           10/31/2006   OCTOBER 31, 2005
                                           ----------   ----------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $ 10.06
Income from investment operations:
   Net investment income (loss)                            (0.05)
   Net realized and unrealized gain
     (loss) on investments                                  0.16
                                                         -------
Total from investment operations                            0.11
Less distributions:
   Dividends from net investment income                     0.00
   Distributions from capital gains                         0.00
   Returns of capital                                       0.00
                                                         -------
Total distributions                                         0.00
                                                         -------
Net asset value, end of period                           $ 10.17
                                                         =======
TOTAL RETURN(4)                                             1.09%(2)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $   210
Ratio of expenses to average net assets
   before waivers and reimbursements                        1.66%(1)
Ratio of expenses to average net assets
   after waivers and reimbursements                         1.10%(1)(3)
Ratio of net investment income (loss) to
   average net assets                                      (0.55)%(1)
Portfolio turnover rate(5)                                    97%

(1)  Annualized.

(2)  Not annualized.

(3) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. Fro the period ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.09% for Class Y.

(4) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(5) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD SELECT MIDCAP VALUE FUND -- CLASS Y

                                                        APRIL 29, 2005 -
                                           10/31/2006   OCTOBER 31, 2005
                                           ----------   ----------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $10.00
Income from investment operations:
   Net investment income (loss)                             0.02
   Net realized and unrealized gain
      (loss) on investments                                 0.79
                                                          ------
Total from investment operations                            0.81
Less distributions:
   Dividends from net investment income                     0.00
   Distributions from capital gains                         0.00
   Returns of capital                                       0.00
                                                          ------
Total distributions                                         0.00
                                                          ------
Net asset value, end of period                            $10.81
                                                          ======
TOTAL RETURN(4)                                             8.10%(2)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $  541
Ratio of expenses to average net assets
   before waivers and reimbursements                        1.36%(1)
Ratio of expenses to average net assets
   after waivers and reimbursements                         1.15%(1)(3)
Ratio of net investment income (loss) to
   average net assets                                       0.37%(1)
Portfolio turnover rate(5)                                    30%

(1)  Annualized.

(2)  Not annualized.

(3) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the period ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.14% for Class Y.

(4) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(5) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD SELECT SMALLCAP GROWTH FUND -- CLASS Y

                                                        SEPTEMBER 30, 2005 -
                                           10/31/2006     OCTOBER 31, 2005
                                           ----------   --------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                        $10.00
Income from investment operations:
   Net investment income (loss)                               0.00(3)
   Net realized and unrealized gain
      (loss) on investments                                  (0.42)
                                                            ------
Total from investment operations                             (0.42)
Less distributions:
   Dividends from net investment income                       0.00
   Distributions from capital gains                           0.00
   Returns of capital                                         0.00
                                                            ------
Total distributions                                           0.00
                                                            ------
Net asset value, end of period                              $ 9.58
TOTAL RETURN((4))                                            (4.20)%(2)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                    $  192
Ratio of expenses to average net assets
   before waivers and reimbursements                          1.20%(1)
Ratio of expenses to average net assets
   after waivers and reimbursements                           1.20%(1)
Ratio of net investment income (loss) to
   average net assets                                        (0.31)%(1)
Portfolio turnover rate(5)                                       4%

(1)  Annualized.

(2)  Not annualized.

(3)  Net Investment Income (Loss) is less than a penny a share.

(4) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(5) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued..

FINANCIAL HIGHLIGHTS

THE HARTFORD SHORT DURATION FUND -- CLASS Y

                                                                      11/28/2003-
                                           10/31/2006   10/31/2005   10/31/2004(5)
                                           ----------   ----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 10.07       $ 10.11
Income from Investment Operations:
   Net investment income (loss)                            0.35          0.30
   Net realized and unrealized gain
      (loss) on investments                               (0.23)        (0.04)
                                                        -------       -------
Total from investment operations                           0.12          0.26
Less distributions:
   Dividends from net investment income                   (0.35)        (0.30)
   Distributions from capital gains                        0.00          0.00
   Returns of capital                                      0.00          0.00
                                                        -------       -------
Total distributions                                       (0.35)        (0.30)
                                                        -------       -------
Net asset value, end of period                          $  9.84       $ 10.07
                                                        =======       =======
TOTAL RETURN(3)                                            1.18%         2.62%(2)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $82,439       $31,429
Ratio of expenses to average net assets
   before waivers and reimbursements                       0.67%         0.61%(1)
Ratio of expenses to average net assets
   after waivers and reimbursements                        0.65%(6)      0.60%(1)
Ratio of net investment income (loss) to
   average net assets                                      3.53%         3.03%(1)
Portfolio turnover rate(4)                                  123%          108%

(1)  Annualized.

(2)  Not annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5)  Class Y shares of the fund commenced operations on November 28, 2003.

(6) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.65% for Class Y.

FINANCIAL HIGHLIGHTS

THE HARTFORD SMALL COMPANY FUND -- CLASS Y

                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002(3)
                                           ----------   ----------   ----------   ----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 15.74      $ 14.83       $ 10.27       $ 12.35
Income from investment operations:
   Net investment income (loss)                           (0.07)       (0.06)        (0.09)        (0.06)
   Net realized and unrealized gain
      (loss) on investments                                3.66         0.97          4.65         (2.02)
                                                        -------      -------       -------       -------
Total from investment operations                           3.59         0.91          4.56         (2.08)
Less distributions:
   Dividends from net investment income                    0.00         0.00          0.00          0.00
   Distributions from capital gains                        0.00         0.00          0.00          0.00
   Returns of capital                                      0.00         0.00          0.00          0.00
                                                        -------      -------       -------       -------
Total distributions                                        0.00         0.00          0.00          0.00
                                                        -------      -------       -------       -------
Net asset value, end of period                          $ 19.33      $ 15.74       $ 14.83       $ 10.27
                                                        =======      =======       =======       =======
TOTAL RETURN(2)                                           22.81%        6.14%        44.40%       (16.84%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $43,274      $15,731       $14,472       $10,834
Ratio of expenses to average net assets
   before waivers and reimbursements                       0.97%        0.99%         1.05%         1.00%
Ratio of expenses to average net assets
   after waivers and reimbursements                        0.97%(4)     0.99%(4)      1.00%         1.00%
Ratio of net investment income (loss) to
   average net assets                                     (0.43)%      (0.71%)       (0.73%)       (0.53%)
Portfolio turnover rate(1)                                  104%         142%          179%          226%

(1) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.92% for Class Y. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 0.94% for Class Y.

FINANCIAL HIGHLIGHTS

THE HARTFORD SMALLCAP GROWTH FUND -- CLASS Y

                                                                                               2/19/2002-
                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002
                                           ----------   ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 24.88      $23.06        $15.61      $ 20.21
Income from Investment Operations:
   Net investment income(loss)                            (0.04)      (0.02)        (0.08)       (0.08)
   Net realized and unrealized gain
     (loss) on investments                                 3.90        1.84          7.53        (4.52)
                                                        -------      ------        ------      -------
Total from investment operations                           3.86        1.82          7.45        (4.60)
Less distributions:
   Dividends from net investment income                    0.00        0.00          0.00         0.00
   Distributions from capital gains                        0.00        0.00          0.00         0.00
   Returns of capital                                      0.00        0.00          0.00         0.00
                                                        -------      ------        ------      -------
Total distributions                                        0.00        0.00          0.00         0.00
                                                        -------      ------        ------      -------
Net asset value, end of period                          $ 28.74      $24.88        $23.06      $ 15.61
                                                        =======      ======        ======      =======
TOTAL RETURN(1)                                           15.52%       7.89%        47.72%      (22.77%)(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $55,933      $5,788        $    1      $     1
Ratio of expenses to average net assets
   before waivers and reimbursements                       0.98%       1.03%         1.11%        1.06%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements                        0.98%(5)    1.03%(5)      1.10%        1.00%(2)
Ratio of net investment income(loss) to
   average net assets                                     (0.23)%     (0.47%)       (0.46%)      (0.60%)(2)
Portfolio turnover rate(4)                                   81%        102%          122%          93%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2)  Annualized.

(3)  Not annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.97% for Class Y. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.02% for Class Y.

FINANCIAL HIGHLIGHTS

THE HARTFORD STOCK FUND -- CLASS Y

                                           10/31/2006   10/31/2005    10/31/2004   10/31/2003   10/31/2002(3)
                                           ----------   ----------    ----------   ----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  17.49      $ 16.81       $ 14.15       $ 17.31
Income from investment operations:
   Net investment income (loss)                             0.24         0.10          0.12          0.10
   Net realized and unrealized gain
      (loss) on investments                                 1.66         0.58          2.54         (3.26)
                                                        --------      -------       -------       -------
Total from investment operations                            1.90         0.68          2.66         (3.16)
Less distributions:
   Dividends from net investment
      Income                                               (0.21)        0.00          0.00          0.00
   Distributions from capital gains                         0.00         0.00          0.00          0.00
   Returns of capital                                       0.00         0.00          0.00          0.00
                                                        --------      -------       -------       -------
Total distributions                                        (0.21)        0.00          0.00          0.00
                                                        --------      -------       -------       -------
Net asset value, end of period                          $  19.18      $ 17.49       $ 16.81       $ 14.15
                                                        ========      =======       =======       =======
TOTAL RETURN(2)                                            10.91%        4.04%        18.80%       (18.26%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
   (in thousands)                                       $107,578      $80,932       $42,894       $34,116
Ratio of expenses to average net
   assets before waivers and
   reimbursements                                           0.83%        0.80%         0.88%         0.85%
Ratio of expenses to average net
   assets after waivers and
   reimbursements                                           0.83%(4)     0.80%(4)      0.88%         0.85%
Ratio of net investment income
   (loss) to average net assets                             1.24%        0.80%         0.84%         0.58%
Portfolio turnover rate(1)                                    62%          29%           37%           48%

(1) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.82% for Class Y. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 0.80% for Class Y.

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE MINNESOTA FUND -- CLASS Y

                                                                                               2/19/2002-
                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002
                                           ----------   ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.44         $10.47       $10.49     $10.29
Income from Investment Operations:
   Net investment income (loss)                           0.40           0.43         0.40       0.29
   Net realized and unrealized gain
      (loss) on investments                              (0.23)          0.24         0.06       0.20
                                                        ------         ------       ------     ------
Total from investment operations                          0.17           0.67         0.46       0.49
Less distributions:
   Dividends from net investment income                  (0.39)         (0.43)       (0.43)     (0.29)
   Distributions from capital gains                       0.00          (0.27)       (0.05)      0.00
   Returns of capital                                     0.00           0.00         0.00       0.00
                                                        ------         ------       ------     ------
Total distributions                                      (0.39)         (0.70)       (0.48)     (0.29)
                                                        ------         ------       ------     ------
Net asset value, end of period                          $10.22         $10.44       $10.47     $10.49
                                                        ======         ======       ======     ======
TOTAL RETURN(1)                                           1.66%          6.58%        4.50%      4.92%(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $   10         $    1       $    1     $    1
Ratio of expenses to average net assets
   before waivers and reimbursements                      0.90%          0.85%        0.91%      0.65%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements                       0.90%(6)       0.85%        0.80%      0.65%(2)
Ratio of net investment income (loss) to
   average net assets                                     3.83%          4.07%        3.82%      3.83%(2)
Portfolio turnover rate(4)                                  10%            13%          17%        36%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2)  Annualized.

(3)  Not annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5) Per share amounts have been calculated using average shares outstanding method.

(6) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.90% for Class Y.

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE NATIONAL FUND -- CLASS Y

                                                                                               2/19/2002-
                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002
                                           ----------   ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $11.20         $11.06       $11.28     $10.99
Income from Investment Operations:
   Net investment income (loss)                           0.45           0.47         0.45       0.33
   Net realized and unrealized gain
      (loss) on investments                              (0.10)          0.32         0.04       0.27
                                                        ------         ------       ------     ------
Total from investment operations                          0.35           0.79         0.49       0.60
Less distributions:
   Dividends from net investment income                  (0.44)         (0.48)       (0.46)     (0.31)
   Distributions from capital gains                       0.00          (0.17)       (0.25)      0.00
   Returns of capital                                     0.00           0.00         0.00       0.00
                                                        ------         ------       ------     ------
Total distributions                                      (0.44)         (0.65)       (0.71)     (0.31)
                                                        ------         ------       ------     ------
Net asset value, end of period                          $11.11         $11.20       $11.06     $11.28
                                                        ======         ======       ======     ======
TOTAL RETURN(1)                                           3.20%          7.36%        4.53%      5.52%(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $   10         $    1       $    1     $    1
Ratio of expenses to average net assets
   before waivers and reimbursements                      0.95%          0.91%        1.17%      0.63%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements                       0.95%(5)       0.91%        0.85%      0.63%(2)
Ratio of net investment income (loss) to
   average net assets                                     4.04%          4.23%        4.06%      4.15%(2)
Portfolio turnover rate(4)                                  22%            18%          35%        47%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2)  Annualized.

(3)  Not annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.98% for Class Y.

FINANCIAL HIGHLIGHTS

THE HARTFORD TOTAL RETURN BOND FUND -- CLASS Y

                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002(3)
                                           ----------   ----------   ----------   ----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  11.06      $  11.24     $ 10.87        $ 10.99
Income from investment operations:
   Net investment income (loss)                             0.40          0.39        0.53           0.45
   Net realized and unrealized gain
      (loss) on investments                                (0.24)         0.21        0.50           0.08
                                                        --------      --------     -------        -------
Total from investment operations                            0.16          0.60        1.03           0.53
Less distributions:
   Dividends from net investment income                    (0.45)        (0.41)      (0.55)         (0.58)
   Distributions from capital gains                        (0.04)        (0.37)      (0.11)         (0.07)
   Returns of capital                                       0.00          0.00        0.00           0.00
                                                        --------      --------     -------        -------
Total distributions                                        (0.49)        (0.78)      (0.66)         (0.65)
                                                        --------      --------     -------        -------
Net asset value, end of period                          $  10.73      $  11.06     $ 11.24        $ 10.87
                                                        ========      ========     =======        =======
TOTAL RETURN(2)                                             1.45%         5.64%       9.68%          5.01%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $188,156      $101,360     $60,125        $39,778
Ratio of expenses to average net assets
   before waivers and reimbursements                        0.73%         0.74%       0.81%          0.78%
Ratio of expenses to average net assets
   after waivers and reimbursements                         0.73%(4)      0.74%       0.80%          0.78%
Ratio of net investment income (loss) to
   average net assets                                       3.73%         3.48%       3.82%          5.16%
Portfolio turnover rate(1)                                   195%          171%        199%           149%

(1) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.74% for Class Y.

FINANCIAL HIGHLIGHTS

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND -- CLASS Y

                                                                                               2/19/2002-
                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002
                                           ----------   ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 9.66         $ 9.68       $ 9.89     $ 9.50
Income from Investment Operations:
   Net investment income (loss)                           0.41           0.44         0.45       0.32
   Net realized and unrealized gain
      (loss) on investments                              (0.31)         (0.02)       (0.20)      0.36
                                                        ------         ------       ------     ------
Total from investment operations                          0.10           0.42         0.25       0.68
Less distributions:
   Dividends from net investment income                  (0.44)         (0.44)       (0.46)     (0.29)
   Distributions from capital gains                       0.00           0.00         0.00       0.00
   Returns of capital                                     0.00           0.00         0.00       0.00
                                                        ------         ------       ------     ------
Total distributions                                      (0.44)         (0.44)       (0.46)     (0.29)
                                                        ------         ------       ------     ------
Net asset value, end of period                          $ 9.32         $ 9.66       $ 9.68     $ 9.89
                                                        ======         ======       ======     ======
TOTAL RETURN(1)                                           1.04%          4.48%        2.51%      7.32%(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $9,244         $    1       $    1     $    1
Ratio of expenses to average net assets
   before waivers and reimbursements                      0.86%          0.83%        0.87%      0.74%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements                       0.86%(5)       0.83%        0.80%      0.74%(2)
Ratio of net investment income (loss) to
   average net assets                                     4.52%          4.51%        4.50%      4.36%(2)
Portfolio turnover rate(4)                                 108%           110%         108%       218%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2)  Annualized.

(3)  Not annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of the shares issued.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.86% for Class Y.

FINANCIAL HIGHLIGHTS

THE HARTFORD VALUE FUND -- CLASS Y

                                           10/31/2006   10/31/2005   10/31/2004(6)   10/31/2003(6)   10/31/2002(6)
                                           ----------   ----------   -------------   -------------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  9.71       $  8.95           $ 7.64        $  9.04
Income from Investment Operations:
   Net investment income (loss)                            0.12          0.10             0.16            0.09
   Net realized and unrealized gain
      (loss) on investments                                1.05          0.77             1.25           (1.44)
                                                        -------       -------           ------         -------
Total from investment operations                           1.17          0.87             1.41           (1.35)
Less distributions:
   Dividends from net investment income                   (0.09)        (0.11)           (0.10)           0.00
   Distributions from capital gains                        0.00          0.00             0.00           (0.05)
   Returns of capital                                      0.00          0.00             0.00            0.00
                                                        -------       -------           ------         -------
Total distributions                                       (0.09)        (0.11)           (0.10)          (0.05)
                                                        -------       -------           ------         -------
Net asset value, end of period                          $ 10.79       $  9.71           $ 8.95         $  7.64
                                                                      =======           ======         =======
TOTAL RETURN(5)                                           12.06%         9.76%           18.66%         (15.05%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $60,218       $21,373           $   27         $   230
Ratio of expenses to average net assets
   before waivers and reimbursements                       0.93%         0.91%            1.00%           0.98%
Ratio of expenses to average net assets
   after waivers and reimbursements                        0.93%(7)      0.91%(7)         1.00%           0.98%
Ratio of net investment income (loss) to
   average net assets                                      1.19%         1.32%            1.46%           1.09%
Portfolio turnover rate(4)                                   29%           34%              35%             35%

(1)  The fund became effective and open for investment on April 30, 2001.

(2)  Not annualized.

(3)  Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(6) Per share amounts have been calculated using average shares outstanding method.

(7) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005 had the fees paid indirectly been included, the ratio would have been 0.92% for Class Y. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 0.90% for Class Y.

FINANCIAL HIGHLIGHTS

THE HARTFORD VALUE OPPORTUNITIES FUND -- CLASS Y

                                                                                               2/19/2002-
                                           10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002
                                           ----------   ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 14.17      $ 12.22        $ 9.30     $ 11.73
Income from Investment Operations:
Net investment income (loss)                               0.05         0.01          0.01        0.05
Net realized and unrealized gain (loss)
   on investments                                          1.52         1.94          2.91       (2.48)
                                                        -------      -------        ------     -------
Total from investment operations                           1.57         1.95          2.92       (2.43)
Less distributions:
   Dividends from net investment income                    0.00         0.00          0.00        0.00
   Distributions from capital gains                        0.00         0.00          0.00        0.00
   Returns of capital                                      0.00         0.00          0.00        0.00
                                                        -------      -------        ------     -------
Total distributions                                        0.00         0.00          0.00        0.00
                                                        -------      -------        ------     -------
Net asset value, end of period                          $ 15.74      $ 14.17        $12.22     $  9.30
                                                        =======      =======        ======     =======
TOTAL RETURN(1)                                           11.08%       15.96%        31.40%     (20.75%)(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $95,974      $10,101        $    1     $     1
Ratio of expenses to average net assets
   before waivers and reimbursements                       1.07%        1.16%         1.33%       1.13%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements                        1.07%(5)     1.16%(5)      1.25%       1.00%(2)
Ratio of net investment income (loss) to
   average net assets                                      0.55%        0.34%         0.08%       0.49%(2)
Portfolio turnover rate(4)                                   38%          52%           57%         70%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2)  Annualized.

(3)  Not annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ended October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.06% for Class Y. For the year ended October 31, 2004, had the fees paid indirectly been included, the ratio would have been 1.15% for Class Y.

FINANCIAL HIGHLIGHTS

THE HARTFORD RETIREMENT INCOME FUND -- CLASS Y

                                                        SEPTEMBER 30, 2005 -
                                           10/31/2006    OCTOBER 31, 2005(3)
                                           ----------   --------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $10.00
Income from investment operations:
   Net investment income (loss)                                0.01
   Net realized and unrealized gain
      (loss) on investments                                   (0.14)
                                                             ------
Total from investment operations                              (0.13)
Less distributions:
   Dividends from net investment income                       (0.01)
   Distributions from capital gains                            0.00
   Returns of capital                                          0.00
                                                             ------
Total distributions                                           (0.01)
Net asset value, end of period                               $ 9.86
TOTAL RETURN(4)                                               (1.30)%(2)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $   10
Ratio of expenses to average net assets
   before waivers and reimbursements                           0.28%(1)
Ratio of expenses to average net assets
   after waivers and reimbursements                            0.28%(1)
Ratio of net investment income (loss) to
   average net assets                                          2.75%(1)
Portfolio turnover rate(5)                                       83%

(1)  Annualized.

(2)  Not annualized.

(3)  Expense ratios do not include expenses of the underlying funds.

(4) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(5) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD TARGET RETIREMENT 2010 FUND -- CLASS Y

                                                        SEPTEMBER 30, 2005 -
                                           10/31/2006   OCTOBER 31, 2005(3)
                                           ----------   --------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $10.00
Income from investment operations:
   Net investment income (loss)                                0.02
   Net realized and unrealized gain
      (loss) on investments                                   (0.19)
                                                             ------
Total from investment operations                              (0.17)
Less distributions:
   Dividends from net investment income                        0.00
   Distributions from capital gains                            0.00
   Returns of capital                                          0.00
                                                             ------
Total distributions                                            0.00
                                                             ------
Net asset value, end of period                               $ 9.83
TOTAL RETURN(4)                                               (1.70)%(2)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $   10
Ratio of expenses to average net assets
   before waivers and reimbursements                           0.32%(1)
Ratio of expenses to average net assets
   after waivers and reimbursements                            0.21%(1)
Ratio of net investment income (loss) to
   average net assets                                          2.65%(1)
Portfolio turnover rate((5))                                     12%

(1)  Annualized.

(2)  Not annualized.

(3)  Expense ratios do not include expenses of the underlying funds.

(4) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(5) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD TARGET RETIREMENT 2020 FUND -- CLASS Y

                                                        SEPTEMBER 30, 2005 -
                                           10/31/2006    OCTOBER 31, 2005(3)
                                           ----------   --------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $    10
Income from investment operations:
   Net investment income (loss)                                 0.01
   Net realized and unrealized gain
      (loss) on investments                                    (0.22)
                                                             -------
Total from investment operations                               (0.21)
Less distributions:
   Dividends from net investment income                         0.00
   Distributions from capital gains                             0.00
   Returns of capital                                           0.00
                                                             -------
Total distributions                                             0.00
                                                             -------
Net asset value, end of period                               $  9.79
                                                             =======
TOTAL RETURN(4)                                               (2.10)%(2)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $    10
Ratio of expenses to average net assets
   before waivers and reimbursements                            0.29%(1)
Ratio of expenses to average net assets
   after waivers and  reimbursements                            0.20%(1)
Ratio of net investment income
   (loss) to average net assets                                 1.91%(1)
Portfolio turnover rate(5)                                        28%

(1)  Annualized.

(2)  Not annualized.

(3)  Expense ratios do not include expenses of the underlying funds.

(4) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(5) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD TARGET RETIREMENT 2030 FUND -- CLASS Y

                                                        SEPTEMBER 30, 2005 -
                                           10/31/2006    OCTOBER 31, 2005(3)
                                           ----------   --------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                        $ 10.00
Income from investment operations:
   Net investment income (loss)                                0.01
   Net realized and unrealized gain
      (loss) on investments                                   (0.26)
                                                            -------
Total from investment operations                              (0.25)
Less distributions:
   Dividends from net investment income                        0.00
   Distributions from capital gains                            0.00
   Returns of capital                                          0.00
                                                            -------
Total distributions                                            0.00
                                                            -------
Net asset value, end of period                              $  9.75
                                                            =======
TOTAL RETURN(4)                                               (2.50)%(2)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                    $    10
Ratio of expenses to average net assets
   before waivers and reimbursements                           0.34%(1)
Ratio of expenses to average net assets
   after waivers and reimbursements                            0.19%(1)
Ratio of net investment income (loss) to
   average net assets                                          1.05%(1)
Portfolio turnover rate(5)                                       14%

(1)  Annualized.

(2)  Not annualized.

(3)  Expense ratios do not include expenses of the underlying funds.

(4) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(5) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

FOR MORE INFORMATION

   PRIVACY POLICY AND PRACTICES OF THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               AND ITS AFFILIATES
                        (herein called "we, our, and us")



           This Privacy Policy applies to our United States Operations



We value your trust. We are committed to the responsible:



     management;
     use; and
     protection;
of PERSONAL INFORMATION.



This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.



We collect PERSONAL INFORMATION to:



     service your TRANSACTIONS with us; and
     support our business functions.



We may obtain PERSONAL INFORMATION from:



     YOU;
     your TRANSACTIONS with us; and
     third parties such as a consumer-reporting agency.



Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:



     your name;
     your address;
     your income;
     your payment; or
     your credit history;



may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.



To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:



     our insurance companies;
     our employee agents;
     our brokerage firms; and
     our administrators.



As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:



     market our products; or
     market our  services;



to YOU without providing YOU with an option to prevent these disclosures.



We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:



     independent agents;
     brokerage firms;
     insurance companies;
     administrators; and
     service providers;



who help us serve YOU and service our business.



When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:



     taking surveys;
     marketing our products or services; or
     offering financial products or services under a joint agreement between us and one or more financial institutions.



We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:



     "opt-out;" or
     "opt-in;"
     as required by law.



We only disclose PERSONAL HEALTH INFORMATION with:



     your proper written authorization; or
     as otherwise allowed or required by law.



Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:



     underwriting policies;
     paying claims;
     developing new products; or
     advising customers of our products and services.



We use manual and electronic security procedures to maintain:



     the confidentiality; and
     the integrity of;



PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:



     secured files;
     user authentication;
     encryption;
     firewall technology; and
     the use of detection software.



We are responsible for and must:



     identify information to be protected;
     provide an adequate level of protection for that data;
     grant access to protected data only to those people who must use it in the performance of their job-related duties.



Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.



At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.



We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.



We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.



As used in this Privacy Notice:



APPLICATION means your request for our product or service.



PERSONAL FINANCIAL INFORMATION means financial information such as:



     credit history;
     income;
     financial benefits; or
     policy or claim information.



PERSONAL HEALTH INFORMATION means health information such as:



     your medical records; or
     information about your illness, disability or injury.



PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:



     PERSONAL FINANCIAL INFORMATION; and
     PERSONAL HEALTH INFORMATION.



Transaction MEANS YOUR BUSINESS DEALINGS WITH US, SUCH AS:



     YOUR Application;
     YOUR REQUEST FOR US TO PAY A CLAIM; AND
     YOUR REQUEST FOR US TO TAKE AN ACTION ON YOUR ACCOUNT.



YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:



     asking about;
     applying for; or
     obtaining;



a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:



[UPDATE?]



American Maturity Life Insurance Company; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Group Insurance Company, Hartford Lloyd's Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Specialty Insurance Services of Texas, LLC; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HL Investment Advisors, LLC; Hartford Life Private Placement, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

FUND CODE, CUSIP NUMBER AND SYMBOL



NAME                                                   CLASS SHARES   FUND CODE   CUSIP NUMBER   SYMBOL
----                                                   ------------   ---------   ------------   ------
The Hartford Advisers Fund                                   Y             213      416645786     IHAYX
The Hartford Capital Appreciation Fund                       Y             216      416645604     HCAYX
The Hartford Balanced Income Fund                            Y         [UPDATE]
The Hartford Capital Appreciation II Fund                    Y            1208      416648566     HCTYX
The Hartford Disciplined Equity Fund                         Y             260      416645653     HGIYX
The Hartford Dividend and Growth Fund                        Y             225      416645828     HDGYX
The Hartford Equity Income Fund                              Y            1661      416648855     HQIYX
The Hartford Floating Rate Fund                              Y            1212      416648525     HFLYX
The Hartford Focus Fund                                      Y            1272      416646867     HFFYX
The Hartford Global Communications Fund                      Y            1227      416645323     HGCYX
The Hartford Global Financial Services Fund                  Y            1223      416645273     HGFYX
The Hartford Global Health Fund                              Y            1613      416645364     HGHYX
The Hartford Global Leaders Fund                             Y             315      416645497     HGLYX
The Hartford Global Technology Fund                          Y            1609      416645414     HGTYX
The Hartford Growth Fund                                     Y            1231      416529626     HGWYX
The Hartford Growth Opportunities Fund                       Y            1621      416529816     HGOYX
The Hartford High Yield Fund                                 Y             204      416645455     HAHYX
The Hartford Income Fund                                     Y            1641      416648848     HTIYX
The Hartford Inflation Plus Fund                             Y            1649      416648830     HIPYX
The Hartford International Capital Appreciation Fund         Y            1276      416646800     HNCYX
The Hartford International Opportunities Fund                Y             209      416645885     HAOYX
The Hartford International Small Company Fund                Y            1280      416646883     HNSYX
The Hartford LargeCap Growth Fund                            Y         [UPDATE]
The Hartford MidCap Fund                                     Y             229      416645687     HMDYX
The Hartford MidCap Growth Fund                              Y         [UPDATE]
The Hartford MidCap Value Fund                               Y            1284      416646875     HMVYX
The Hartford Money Market Fund                               Y             201      416645729     HAYXX
The Hartford Select MidCap Growth Fund                       Y            1204      416648616     HSMYX
The Hartford Select MidCap Value Fund                        Y            1216      416648475     HSVYX
The Hartford Select SmallCap Growth Fund                     Y            1251      416648434     HFSYX
The Hartford Select SmallCap Value Fund                      Y         [UPDATE]
The Hartford Short Duration Fund                             Y            1645      416648822     HSDYX
The Hartford Small Company Fund                              Y             979      416645307     HSCYX
The Hartford SmallCap Growth Fund                            Y            1625      416529808     HSLYX
The Hartford Stock Fund                                      Y             222      416645851     HASYX
The Hartford Tax-Free California Fund                        Y             N/A            N/A       N/A
The Hartford Tax-Free Minnesota Fund                         Y            1629      416529527     HTMYX
The Hartford Tax-Free National Fund                          Y            1633      416529428     HTNYX
The Hartford Tax-Free New York Fund                          Y             N/A            N/A       N/A
The Hartford Total Return Bond Fund                          Y             219      416645752     HABYX
The Hartford U.S. Government Securities Fund                 Y            1637      416529329     HUSYX
The Hartford Value Fund                                      Y            1288      416646701     HVFYX
The Hartford Value Opportunities Fund                        Y            1617      416529717     HVOYX
The Hartford Retirement Income Fund                          Y            1235      416648418     HTRYX
The Hartford Target Retirement 2010 Fund                     Y            1239      416648368     HTTYX
The Hartford Target Retirement 2020 Fund                     Y            1243      416648327     HTWYX
The Hartford Target Retirement 2030 Fund                     Y            1247      416648277     HTHYX

THE HARTFORD MUTUAL FUNDS                                                    263

FOR MORE INFORMATION



Two documents are available that offer further information on The Hartford Mutual Funds:



ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS



Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.



STATEMENT OF ADDITIONAL INFORMATION (SAI)



The SAI contains more detailed information on the funds.



A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.



The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds' website at www.hartfordinvestor.com.



To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:



BY MAIL:
The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387



(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400



BY PHONE:
1-888-843-7824



ON THE INTERNET:
www.hartfordinvestor.com



Or you may view or obtain these documents from the SEC:



IN PERSON:
at the SEC's Public Reference Room in Washington, DC



Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.



BY MAIL:



Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102



Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.



ON THE INTERNET OR BY E-MAIL:



Internet: (on the EDGAR Database on the SEC's internet site) www.sec.gov E-Mail: publicinfo@sec.gov

THE HARTFORD MUTUAL FUNDS


                                 CLASS L SHARES


                                   PROSPECTUS




                                   ----------

AS WITH ALL MUTUAL FUNDS,
THE SECURITIES AND
EXCHANGE COMMISSION
HAS NOT APPROVED OR
DISAPPROVED THESE
SECURITIES OR PASSED
UPON THE ADEQUACY OF
THIS PROSPECTUS. ANY
REPRESENTATION TO THE
CONTRARY IS A CRIMINAL
OFFENSE.

THE HARTFORD GROWTH FUND
THE HARTFORD GROWTH OPPORTUNITIES FUND
THE HARTFORD SMALLCAP GROWTH FUND
THE HARTFORD TAX-FREE MINNESOTA FUND
THE HARTFORD TAX-FREE NATIONAL FUND
THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
THE HARTFORD VALUE OPPORTUNITIES FUND

                           THE HARTFORD MUTUAL FUNDS
                                 P.O. BOX 64387
                            ST. PAUL, MN 55164-0387

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

CONTENTS


Introduction                   Introduction
------------                   ------------
A summary of each fund's       The Hartford Growth Fund
goals, principal strategies,   The Hartford Growth Opportunities Fund
main risks, performance        The Hartford SmallCap Growth Fund
and expenses                   The Hartford Tax-Free Minnesota Fund
                               The Hartford Tax-Free National Fund
                               The Hartford U.S. Government Securities Fund
                               The Hartford Value Opportunities Fund

Description of other           Investment strategies and investment matters
investment strategies and      Terms used in this Prospectus
investment risks

Investment manager and         Management of the funds
management fee information

Information on your            About your account
account                        Share classes
                               How sales charges are calculated
                               Sales charge reductions and waivers
                               Adding to an account
                               Buying shares
                               Selling shares
                               Transaction policies
                               Dividends and account policies
                               Additional investor services

Further information on the     Financial Highlights
funds                          Fund code, CUSIP number and symbol
                               For more information


                                                                      back cover


THE HARTFORD MUTUAL FUNDS                                                      1

INTRODUCTION


Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class L shares of Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, U.S. Government Securities Fund and Value Opportunities Fund, as applicable.


Each fund is a diversified fund. All of the funds are series of The Hartford Mutual Funds II, Inc.

Information on each fund, including risk factors for investing in the funds, can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). The day-to-day portfolio management of the funds is provided by an investment sub-adviser -- either Wellington Management Company, LLP ("Wellington Management") or Hartford Investment Management Company ("Hartford Investment Management"). Information regarding HIFSCO, Wellington Management and Hartford Investment Management is included under the section entitled "Management of the Funds" in this prospectus.





THE HARTFORD MUTUAL FUNDS II, INC. HAS RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."


MUTUAL FUNDS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THESE FUNDS, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.



THE HARTFORD MUTUAL FUNDS                                                      2

THE HARTFORD GROWTH FUND

INVESTMENT GOAL. The Hartford Growth Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include sustainable growth, superior business management, strong cash flow generation, high margins, high return on capital, a strong balance sheet and a leadership position within the industry. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Growth Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $___ million to $___ billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.



Wellington Management utilizes what is sometimes referred to as a "bottom -up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, cash flow and revenues.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower.






The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.


THE HARTFORD MUTUAL FUNDS                                                      3

THE HARTFORD GROWTH FUND

CLASS L TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                              (PERFORMANCE GRAPH)

1997    23.80%
1998    29.63%
1999    34.67%
2000    -4.95%
2001   -14.60%
2002   -24.65%
2003    32.97%
2004    12.14%
2005     4.42%
2006


During the period shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006


(INCLUDES SALES CHARGES)

                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
Class L Return Before Taxes                               ____%    ____%      ____%
Class L Return After Taxes on Distributions               ____%    ____%      ____%
Class L Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%    ____%      ____%
Russell 1000 Growth Index (reflects no deduction for
   fees, expenses or taxes)                               ____%    ____%      ____%

INDEX: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                         CLASS L
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     4.75%
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)
   Exchange fees                                         None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                       0.74%
   Distribution and service (12b-1) fees                 0.25%


THE HARTFORD MUTUAL FUNDS                                                      4

THE HARTFORD GROWTH FUND

   Other expenses                                        0.07%
   Total annual operating expenses(2)                    1.06%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class L shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class L shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.45%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                               CLASS L
--------------------------                               -------
Year 1                                                    $____
Year 3                                                    $____
Year 5                                                    $____
Year 10                                                   $____

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                            CLASS L
-----------------------------                            -------
Year 1                                                    $____
Year 3                                                    $____
Year 5                                                    $____
Year 10                                                   $____


THE HARTFORD MUTUAL FUNDS                                                      5

THE HARTFORD GROWTH OPPORTUNITIES FUND


INVESTMENT GOAL. The [Hartford Growth Opportunities Fund seeks capital appreciation.]


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower.






The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.


THE HARTFORD MUTUAL FUNDS                                                      6

THE HARTFORD GROWTH OPPORTUNITIES FUND

CLASS L TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

1997    13.74%
1998    18.97%
1999    53.67%
2000     3.47%
2001   -24.11%
2002   -28.30%
2003    44.11%
2004    16.62%
2005    15.90%
2006


During the period shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006


(INCLUDES SALES CHARGES)

                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
Class L Return Before Taxes                               ____%    ____%      ____%
Class L Return After Taxes on Distributions               ____%    ____%      ____%
Class L Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%    ____%      ____%
Russell 3000 Growth Index (reflects no deduction for
   fees, expenses or taxes)                               ____%    ____%      ____%

INDEX: The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.








THE HARTFORD MUTUAL FUNDS                                                      7

THE HARTFORD GROWTH OPPORTUNITIES FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                         CLASS L
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     4.75%
   Maximum deferred sales charge (load)
      (as a percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)
   Exchange fees                                         None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                       0.76%
   Distribution and service (12b-1) fees                 0.25%
   Other expenses                                        0.08%
   Total annual operating expenses (2)                   1.09%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class L shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of Class L shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.45%. This policy may be discontinued any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                               CLASS L
--------------------------                               -------
Year 1                                                    $____
Year 3                                                    $____
Year 5                                                    $____
Year 10                                                   $____

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                            CLASS L
-----------------------------                            -------
Year 1                                                    $____
Year 3                                                    $____
Year 5                                                    $____
Year 10                                                   $____


THE HARTFORD MUTUAL FUNDS                                                      8

THE HARTFORD SMALLCAP GROWTH FUND

INVESTMENT GOAL. The Hartford SmallCap Growth Fund seeks to maximize short- and long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that the fund's sub-advisers believes have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2006, this range was between approximately $___ million and $___ billion. The fund's portfolio is diversified by industry and company. Though normally not implemented, the fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests.



The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.



In managing its portion of the fund, Wellington Management employs what is often called a "bottom-up" approach, which is the use of fundamental analysis to select specific securities from a variety of industries. However, in constructing the portfolio, Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking. The portion of the fun managed by Wellington Management, invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. Global Industry Analyst ratings are based upon fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive valuation and timeliness measures. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.



Hartford Investment Management seeks to achieve the fund's goal of maximizing short- and long-term capital appreciation through investing primarily in small capitalization companies and using a bottom-up approach. Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.






MAIN RISKS As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.



If the sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.



THE HARTFORD MUTUAL FUNDS                                                      9

THE HARTFORD SMALLCAP GROWTH FUND

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


The sub-adviser's investment strategy will influence performance significantly. If the sub-adviser's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.


Because the Fund may invests in REITs, the Fund may be exposed to the risks associated with the real estate market.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


The investment styles employed by the fund's sub-advisers may not be complementary. The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.



PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower.






The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance for periods prior to the addition of Hartford Investment Management as sub-adviser to the fund. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.



Hartford Investment Management became a sub-adviser effective November 13, 2006.


CLASS L TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


THE HARTFORD MUTUAL FUNDS                                                     10

THE HARTFORD SMALLCAP GROWTH FUND

                               (PERFORMANCE GRAPH)

1997     1.52%
1998    19.85%
1999   111.43%
2000   -13.95%
2001   -21.97%
2002   -29.17%
2003    49.47%
2004    15.20%
2005     9.95%
2006


During the period shown in the bar chart, the highest quarterly return was ___% (___ quarter, ___) and the lowest quarterly return was ___% (___ quarter, ___).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006


(INCLUDES SALES CHARGES)

                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
Class L Return Before Taxes                               ____%    ____%      ____%
Class L Return After Taxes on Distributions               ____%    ____%      ____%
Class L Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%    ____%      ____%
Russell 2000 Growth Index (reflects no deduction for
   fees, expenses or taxes)                               ____%    ____%      ____%

INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                         CLASS L
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     4.75%
   Maximum deferred sales charge (load)
      (as a percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)
   Exchange fees                                         None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                       0.87%
   Distribution and service (12b-1) fees                 0.25%


THE HARTFORD MUTUAL FUNDS                                                     11

THE HARTFORD SMALLCAP GROWTH FUND

   Other expenses                                        0.09%
   Total annual operating expenses(2)                    1.21%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class L shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of Class L shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.25%. This policy may be discontinued any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                               CLASS L
--------------------------                               -------
Year 1                                                    $____
Year 3                                                    $____
Year 5                                                    $____
Year 10                                                   $____

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                            CLASS L
-----------------------------                            -------
Year 1                                                    $____
Year 3                                                    $____
Year 5                                                    $____
Year 10                                                   $____


THE HARTFORD MUTUAL FUNDS                                                     12

THE HARTFORD TAX-FREE MINNESOTA FUND

THIS FUND IS INTENDED FOR MINNESOTA RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free Minnesota Fund seeks to provide current income exempt from both federal income tax and Minnesota state personal income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal and Minnesota state income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from both federal income tax and the income tax of Minnesota.


The fund primarily invests in tax exempt obligations issued by the State of Minnesota, its agencies, instrumentalities and political subdivisions. At least 65% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's") ("Aaa", "Aa", "A" or "Baa"), or Standard & Poor's Corporation ("S&P") ("AAA", "AA", "A" or "BBB") or Fitch, Inc. ("Fitch") ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield - high risk securities" or "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. The average maturity of the fund's holdings may range from five to thirty years.


The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of Minnesota and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of Minnesota municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in Minnesota. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.


PAST PERFORMANCE. [The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the total return for the fund's Class E shares has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower.



THE HARTFORD MUTUAL FUNDS                                                     13

THE HARTFORD TAX-FREE MINNESOTA FUND


The bar chart information is for the fund's Class E shares. The annual return variability of the fund's Class L shares would be substantially similar to that shown for Class E shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class L shares, excluding sales charges, would be lower than the annual returns shown for the fund's Class E shares because of differences in the expenses borne by each class of shares.] [NEEDS TO BE REVISED.]


The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS E TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

1997    7.76%
1998    5.76%
1999   -2.57%
2000   10.54%
2001    3.69%
2002    8.80%
2003    5.16%
2004    4.47%
2005    2.64%
2006


During the period shown in the bar chart, the highest quarterly return was ___% (___ quarter, ___) and the lowest quarterly return was ___% (___ quarter, ___).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006


(INCLUDES SALES CHARGES)

                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
Class L Return Before Taxes                               ____%    ____%      ____%
Class L Return After Taxes on Distributions               ____%    ____%      ____%
Class L Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%    ____%      ____%
Lehman Brothers Municipal Bond Index
   (reflects no deduction for fees, expenses or taxes)    ____%    ____%      ____%

INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     14

THE HARTFORD TAX-FREE MINNESOTA FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS L
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     4.50%
   Maximum deferred sales charge (load)
      (as a percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)
   Exchange fees                                         None


ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                    0.72%
   Distribution and service (12b-1) fees                 0.25%
   Other expenses                                        0.15%
   Total annual operating expenses(2)(3)                 1.12%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class L shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."



(2) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.57% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class L shares of the fund is 0.97%.


(3) Effective November 1, 2006, HIFSCO has agreed to limit permanently the total annual operating expenses of the Class L shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.00%. In addition, HIFSCO has voluntarily agreed to limit the total operating expenses of the Class L shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.90%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                               CLASS L
--------------------------                               -------
Year 1                                                    $____
Year 3                                                    $____
Year 5                                                    $____
Year 10                                                   $____

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                            CLASS L
-----------------------------                            -------
Year 1                                                    $____
Year 3                                                    $____
Year 5                                                    $____
Year 10                                                   $____


THE HARTFORD MUTUAL FUNDS                                                     15

THE HARTFORD TAX-FREE NATIONAL FUND

INVESTMENT GOAL. The Hartford Tax-Free National Fund seeks to provide current income exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from federal income tax.


The fund primarily invests in tax-exempt obligations issued by states, territories, and possessions of the United States, and their political subdivisions, agencies and instrumentalities. At least 65% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), or S&P ("AAA", "AA", "A" or "BBB") or Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield
- high risk securities" or "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. The average maturity of the fund's holdings may range from five to thirty years.


The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry and geographically. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

State or local political or economic conditions and developments can adversely affect the obligations issued by state and local governments. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.


PAST PERFORMANCE. [The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the total return for the fund's Class E shares has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower.



The bar chart information is for the fund's Class E shares. The annual return variability of the fund's Class L shares would be substantially similar to that shown for Class E shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class L shares, excluding sales charges, would be lower than the annual returns shown for the fund's Class E shares because of differences in the expenses borne by each class of shares.] [NEEDS TO BE REVISED.]



THE HARTFORD MUTUAL FUNDS                                                     16

THE HARTFORD TAX-FREE NATIONAL FUND

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS E TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                              (PERFORMANCE GRAPH)

1997    8.73%
1998    5.23%
1999   -3.66%
2000    9.96%
2001    3.50%
2002    9.89%
2003    5.01%
2004    5.35%
2005    4.27%
2006


During the period shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006


(INCLUDES SALES CHARGES)

                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
Class L Return Before Taxes                               ____%    ____%      ____%
Class L Return After Taxes on Distributions               ____%    ____%      ____%
Class L Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%    ____%      ____%
Lehman Brothers Municipal Bond Index (reflects no
   deduction for fees, expenses or taxes)                 ____%     ___%      ____%

INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


THE HARTFORD MUTUAL FUNDS                                                     17

THE HARTFORD TAX-FREE NATIONAL FUND


                                                         CLASS L
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     4.50%
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)
   Exchange fees                                         None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                    0.75%
   Distribution and service (12b-1) fees                 0.25%
   Other expenses                                        0.16%
   Total annual operating expenses(2)(3)                 1.16%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class L shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."



(2) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.60% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class L shares of the fund is 1.01%.



(3) Effective November 1, 2006, HIFSCO has agreed to limit permanently the total annual operating expenses of the Class L shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.00%. In addition, HIFSCO has voluntarily agreed to limit the total operating expenses of the Class L shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.90%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                               CLASS L
--------------------------                               -------
Year 1                                                    $____
Year 3                                                    $____
Year 5                                                    $____
Year 10                                                   $____

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                            CLASS L
-----------------------------                            -------
Year 1                                                    $____
Year 3                                                    $____
Year 5                                                    $____
Year 10                                                   $____


THE HARTFORD MUTUAL FUNDS                                                     18

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

INVESTMENT GOAL. The Hartford U.S. Government Securities Fund seeks to provide current income while maintaining preservation of capital consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.

To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. The fund tends to focus on maintaining a bond portfolio with a weighted average life of between five and fifteen years. The weighted average life of a security denotes the weighted average time to receipt of principal.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Entities such as Freddie Mac, Fannie Mae and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by Congressional appropriations and the debt and the mortgage-backed securities issued by them are neither guaranteed nor insured by the United States Government. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Pass-through securities issued by Fannie Mae and most of those issued by Freddie Mac are guaranteed as to timely payment of principal and interest by Fannie Mae or Freddie Mac, respectively, but are not backed by the full faith and credit of the U.S. Government. Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.


PAST PERFORMANCE. [The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the total return for the fund's Class E shares has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower.



The bar chart information is for the fund's Class E shares. The annual return variability of the fund's Class L shares would be substantially similar to that shown for Class E shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class L shares, excluding sales charges, would be lower than the annual returns shown for the fund's Class E shares because of differences in the expenses borne by each class of shares.] [NEEDS TO BE REVISED.]



THE HARTFORD MUTUAL FUNDS                                                     19

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS E TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                              (PERFORMANCE GRAPH)

1997    8.92%
1998    8.52%
1999   -1.99%
2000   11.50%
2001    7.49%
2002   11.12%
2003    1.20%
2004    3.73%
2005    2.12%
2006


During the period shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006


(INCLUDES SALES CHARGES)

                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
Class L Return Before Taxes                               ____%    ____%      ____%
Class L Return After Taxes on Distributions               ____%    ____%      ____%
Class L Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%    ____%      ____%
Lehman Brothers U.S. Government Index (reflects no
   deduction for fees, expenses or taxes)                 ____%    ____%      ____%

INDEX: The Lehman Brothers U.S. Government Index is an unmanaged index of government bonds with maturities of one year or more. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


THE HARTFORD MUTUAL FUNDS                                                     20

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

                                                         CLASS L
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     4.50%
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)
   Exchange fees                                         None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                    0.56%
   Distribution and service (12b-1) fees                 0.25%
   Other expenses                                        0.11%
   Total annual operating expenses(2)(3)                 0.92%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class L shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."



(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from0.72% to 0.56%.



(3) Effective November 1, 2006, HIFSCO has agreed to limit permanently the total annual operating expenses of the Class L shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.00%.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                               CLASS L
--------------------------                               -------
Year 1                                                    $____
Year 3                                                    $____
Year 5                                                    $____
Year 10                                                   $____

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                            CLASS L
-----------------------------                            -------
Year 1                                                    $____
Year 3                                                    $____
Year 5                                                    $____
Year 10                                                   $____


THE HARTFORD MUTUAL FUNDS                                                     21

THE HARTFORD VALUE OPPORTUNITIES FUND


INVESTMENT GOAL. [The Hartford Value Opportunities Fund seeks capital appreciation.]


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that Wellington Management believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach uses extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its price-to-earnings ratio, issuer's earnings power, and growth potential. Stocks are selected whose issuers, in Wellington Management's opinion have the most compelling blend of the following attributes:


     -    high fundamental investment value,

     -    a strong management team, and

     -    strong industry position.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower.






The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



THE HARTFORD MUTUAL FUNDS                                                     22

THE HARTFORD VALUE OPPORTUNITIES FUND

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS L TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                              (PERFORMANCE GRAPH)

1997    24.81%
1998     8.38%
1999     8.84%
2000    18.84%
2001    -3.99%
2002   -25.57%
2003    40.85%
2004    17.98%
2005     7.57%
2006


During the period shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006


(INCLUDES SALES CHARGES)

                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
Class L Return Before Taxes                               ____%    ____%      ____%
Class L Return After Taxes on Distributions               ____%    ____%      ____%
Class L Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%    ____%      ____%
Russell 3000 Value Index (reflects no deduction for
   fees, expenses or taxes)                               ____%    ____%      ____%
Russell 1000 Value Index (reflects no deduction for
   fees, expenses or taxes)                               ____%    ____%      ____%

INDEX: The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an idex.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


THE HARTFORD MUTUAL FUNDS                                                     23

THE HARTFORD VALUE OPPORTUNITIES FUND

                                                         CLASS L
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     4.75%
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)
   Exchange fees                                         None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                       0.92%
   Distribution and service (12b-1) fees                 0.25%
   Other expenses                                        0.13%
   Total annual operating expenses(2)                    1.30%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class L shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of Class L shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.45%. This policy may be discontinued any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                               CLASS L
--------------------------                               -------
Year 1                                                    $____
Year 3                                                    $____
Year 5                                                    $____
Year 10                                                   $____

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                            CLASS L
-----------------------------                            -------
Year 1                                                    $____
Year 3                                                    $____
Year 5                                                    $____
Year 10                                                   $____


THE HARTFORD MUTUAL FUNDS                                                     24

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

INVESTMENT RISKS GENERALLY

There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, in which all funds, except for Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund, may invest as part of their principal investment strategy, there can be no assurance of capital appreciation and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, in which the Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund may invest as part of their principal strategy, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. As described below, an investment in certain of the funds entails special additional risks.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its principal investment strategy, each fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective. For Tax-Free Minnesota Fund and Tax-Free National Fund, being in a defensive position could result in a portio n of the funds' regular income distribution being taxable.

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

Although it is not a principal investment strategy, each fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Investments in derivatives may cause the Tax-Free Minnesota Fund and Tax-Free National Fund to earn income that is taxable when distributed to shareholders.

FOREIGN INVESTMENTS

The funds, other than the Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund, may invest in securities of foreign issuers and non-dollar securities as part of their principal investment strategy. The U.S. Government Securities Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy.

Investments in the securities of foreign issuers or investments in non-dollar securities involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control


THE HARTFORD MUTUAL FUNDS                                                     25

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of the fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS

Each fund, except Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund, may invest in emerging markets, but not as a principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES

Growth Opportunities Fund, SmallCap Growth Fund and Value Opportunities Fund may invest in securities of small capitalization companies as part of their principal investment strategy. Growth Fund may invest in securities of such companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources, may depend on or use a few key personnel for management, and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

OTHER INVESTMENT COMPANIES

Each fund is permitted to invest in other investment companies, including investment companies which may not be registered under the Investment Company Act of 1940, as amended (the "1940 Act"), such as holding company depository receipts (HOLDRs), but not as part of its principal investment strategy. Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.


THE HARTFORD MUTUAL FUNDS                                                     26

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

A fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:

- "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

- "Qubes" (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

- "iShares," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

- "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a fund can generate brokerage expenses.

Generally, a fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.

ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

Growth Opportunities Fund, SmallCap Growth Fund and U.S. Government Securities Fund are expected to have relatively high portfolio turnover. The other funds may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. Except for the Tax-Free Funds, the funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

TERMS USED IN THIS PROSPECTUS

Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Foreign issuers: Foreign issuers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers whose economic fortunes and risks are primarily linked with markets outside


THE HARTFORD MUTUAL FUNDS                                                     27

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers if the issuer's economic fortunes and risks are primarily linked with U.S. markets.

Non-dollar securities: Securities denominated or quoted in foreign currency or paying income in foreign currency.

INVESTMENT POLICIES

SmallCap Growth Fund and U.S. Government Securities Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name, as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of the fund's board of directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

Tax-Free Minnesota Fund and Tax-Free National Fund each also has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax and, with respect to Tax-Free Minnesota Fund, the income tax of Minnesota. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is a "fundamental" one for each of Tax-Free Minnesota Fund and Tax-Free National Fund, which means that it may not be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each fund may invest in various securities and engage in various investment techniques which are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

DISCLOSURE OF PORTFOLIO HOLDINGS

The funds will disclose their complete calendar quarter-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each calendar quarter. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month (i) the five issuers that together constitute the largest portion of each fund's assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund's largest ten holdings (in the case of other funds). A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available (i) in the funds' SAI; and (ii) on the funds' website.


THE HARTFORD MUTUAL FUNDS                                                     28

MANAGEMENT OF THE FUNDS

THE INVESTMENT MANAGER


Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager to each fund. HIFSCO is a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $323 billion in assets as of December 31, 2006. At the same time, HIFSCO had over $[ ] billion in assets under management. HIFSCO is responsible for the management of each fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.


The funds rely on an exemptive order from the Securities and Exchange Commission under which they use a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

LITIGATION AND REGULATORY ACTIONS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual fund related issues. The Hartford has received requests for information and subpoenas from the Securities and Exchange Commission ("SEC"), subpoenas from the New York Attorney General's Office, a subpoena from the Connecticut Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. In addition, the SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing and the SEC's Division of Enforcement is investigating aspects of The Hartford's variable annuity and mutual funds operations related to directed brokerage and revenue sharing. The Hartford discontinued the use of directed brokerage in recognition of mutual fund sales in late 2003. The Hartford continues to cooperate fully with the SEC, the New York Attorney General's Office, the Connecticut Attorney General's Office and other regulatory agencies.


Except as described below, to date, none of these investigations have resulted in the initiation of any formal action against The Hartford by these regulators. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in active discussions with the SEC and the New York Attorney General's Office. The potential timing of any resolution of any of these matters or the initiation of any formal action by any of these regulators is difficult to predict. The Hartford does not expect any such action to result in a material adverse effect on the funds. However, if the SEC or another regulatory agency brings an action seeking injunctive relief, the funds' adviser and/or sub-advisers could be barred from serving in their advisory capacity unless relief is obtained from the SEC. There can be no assurance that such relief, if sought, will be granted.



On November 8, 2006, The Hartford reached a settlement with the SEC that resolves issues related to the SEC's investigation into the use of directed brokerage and revenue sharing in mutual fund and variable annuity sales. The settlement with the SEC is reflected in an order of the SEC. The order states that The Hartford improperly benefited by using directed brokerage to reduce its revenue sharing obligations to broker-dealers without disclosing that benefit to mutual fund shareholders or to the Board of Directors of the mutual funds. The brokerage allocation practices which were the subject of this settlement were discontinued in 2003. According to the terms of the settlement, in which The Hartford neither admitted nor denied the findings of the SEC, The Hartford has agreed to pay $55 million which will be distributed to funds that participated in The Hartford's directed brokerage program. In addition to the $55 million payment, The Hartford was censured and ordered to cease and desist from committing or causing violations of certain provisions of the federal securities laws. The SEC order further requires The Hartford to undertake certain compliance reforms.


In addition, the funds have been served with five consolidated putative national class actions, now consolidated into a single putative class action, In Re Hartford Mutual Funds Fee Litigation, which is currently pending before the United States District Court for the District of Connecticut. In the consolidated amended complaint in this action, filed on October 20, 2004, plaintiffs make "direct claims" on behalf of investors in the funds and "derivative claims" on behalf of the funds themselves. Plaintiffs (including Linda Smith, the lead plaintiff) allege that excessive or inadequately disclosed fees were charged to investors, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers, including in the form of directed brokerage. Plaintiffs are seeking compensatory and punitive damages in an undetermined amount; rescission of the funds' investment advisory contracts, including recovery of all fees which would otherwise apply and recovery of fees paid; an accounting of all fund related fees, commissions, directed brokerage and soft dollar payments; and restitution of all allegedly unlawfully or discriminatorily obtained fees and charges. Defendants have moved to dismiss the consolidated amended complaint in this action. The defendants in this case include various Hartford entities, Wellington Management, The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., the funds themselves, and certain of the funds' directors. This litigation is not expected to result in a material adverse effect on the funds.


THE HARTFORD MUTUAL FUNDS                                                     29

MANAGEMENT OF THE FUNDS

THE INVESTMENT SUB-ADVISERS


Wellington Management Company, LLP ("Wellington Management") is the investment sub-adviser to the Growth Fund, Growth Opportunities Fund and Value Opportunities Fund. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2006, Wellington Management had investment management authority over approximately
$[   ] billion in assets. Wellington Management is principally located at 75
State Street, Boston, Massachusetts 02109.



Hartford Investment Management Company ("Hartford Investment Management") is the investment sub-adviser to the SmallCap Growth Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2006, Hartford Investment Management subsidiary had investment management authority over
approximately $[   ] billion in assets. Hartford Investment Management is
principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.


MANAGEMENT FEES

Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

GROWTH FUND, GROWTH OPPORTUNITIES FUND, SMALLCAP GROWTH FUND AND VALUE OPPORTUNITIES FUND

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $100 million                                          1.00%
Next $150 million                                           0.80%
Amount Over $250 million                                    0.70%


TAX-FREE NATIONAL FUND(1)


AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $50 million                                           0.80%
Next $4.95 billion                                          0.70%
Next $5 billion                                             0.68%
Amount Over $10 billion                                     0.67%


(1) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.15% of the management fees until October 31, 2007.



TAX-FREE MINNESOTA FUND(2)


AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $50 million                                           0.72%
Next $4.95 billion                                          0.70%
Next $5 billion                                             0.68%
Amount Over $10 billion                                     0.67%


(2) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.15% of the management fees until October 31, 2007.


U.S. GOVERNMENT SECURITIES FUND





THE HARTFORD MUTUAL FUNDS                                                     30

MANAGEMENT OF THE FUNDS

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $50 million                                           0.60%
Next $450 million                                           0.55%
Next $4.5 billion                                           0.50%
Next $5 billion                                             0.48%
Amount Over $10 billion                                     0.47%


THE HARTFORD MUTUAL FUNDS                                                     31

MANAGEMENT OF THE FUNDS


For each fund's fiscal year ended October 31, 2006, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:


FUND NAME                                                10/31/2006
---------                                                ----------
The Hartford Growth Fund                                   _____%
The Hartford Growth Opportunities Fund
The Hartford SmallCap Growth Fund                          _____%
The Hartford Tax-Free Minnesota Fund                       _____%
The Hartford Tax-Free National Fund                        _____%
The Hartford U.S. Government Securities Fund               _____%
The Hartford Value Opportunities Fund                      _____%


A discussion regarding the basis for the board of directors' approval of the investment management and investment sub-advisory agreements of the funds is available in the funds' annual report to shareholders covering the fiscal year ended October 31, 2006.


PORTFOLIO MANAGERS OF THE FUNDS

The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below. The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.

GROWTH FUND Andrew J. Shilling, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since April 2, 2001. Mr. Shilling joined Wellington Management as an investment professional in 1994.

John A. Boselli, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2002. Mr. Boselli has been involved in portfolio management and securities analysis for the fund since 2002. Prior to joining Wellington Management, Mr. Boselli was an investment professional with Putnam Investments Incorporated (1996-2002).

GROWTH OPPORTUNITIES FUND Mario E. Abularach, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 2001. Mr. Abularach has been involved in portfolio management and securities analysis for the fund since January 2006. Prior to joining Wellington Management, Mr. Abularach was a research analyst at JLF Asset Management (2000).

Michael T. Carmen, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since April 2, 2001. Mr. Carmen joined Wellington Management as an investment professional in 1999.


SMALLCAP GROWTH FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.



Hartford Investment Management Company Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since November 13, 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.



Wellington Management Company, LLP David J. Elliott, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since April 2, 2001. Mr. Elliott joined Wellington Management in 1995 and has been an investment professional since 1999.


Doris T. Dwyer, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Ms. Dwyer has been involved in portfolio management and securities analysis for the fund since April 2, 2001.

TAX-FREE MINNESOTA FUND Charles Grande, Senior Vice President of Hartford Investment Management, has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time.


THE HARTFORD MUTUAL FUNDS                                                     32

MANAGEMENT OF THE FUNDS

Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.

TAX-FREE NATIONAL FUND Charles Grande, Senior Vice President of Hartford Investment Management, has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.

U.S. GOVERNMENT SECURITIES FUND The fund is managed by Christopher Hanlon, with Russell M. Regenauer as assistant portfolio manager.

Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2004. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.

Russell M. Regenauer, Vice President of Hartford Investment Management, has served as assistant portfolio manager of the fund since September 3, 2002. Mr. Regenauer joined Hartford Investment Management in 1993 and has been an investment professional involved in securities trading since 1985.

VALUE OPPORTUNITIES FUND This fund has been managed by a team specializing in all-cap value investing since 2001. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors are made collectively by the team.

James H. Averill, Senior Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1985. Mr. Averill has been involved in portfolio management and securities analysis for the fund since its inception (2001) focused primarily on the finance, retail, capital goods, health services and paper industries.

David R. Fassnacht, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1991. Mr. Fassnacht has been involved in portfolio management and securities analysis for the fund since its inception (2001) focused primarily on the communications services, media, pharmaceutical, airline and chemical industries.

James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1985. Mr. Mordy has been involved in portfolio management and securities analysis for the fund since its inception (2001) focused primarily on the technology, energy, construction and utilities sectors.

David W. Palmer, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1998. Mr. Palmer has been involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the metals, rail, energy and specialty finance sectors.


THE HARTFORD MUTUAL FUNDS                                                     33

ABOUT YOUR ACCOUNT

SHARE CLASSES


YOU MAY INVEST IN THE CLASS L SHARES OF A FUND ONLY IF YOU WERE A SHAREHOLDER OF THAT PARTICULAR FUND AND SHARE CLASS ON FEBRUARY 15, 2002, AND ONLY SO LONG AS YOU REMAIN INVESTED IN THAT FUND AND CLASS.



Class L has its own cost structure. For actual past expenses of the share class, see the fund-by-fund information earlier in this prospectus.



Class L has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.





CLASS L

- Front-end sales charges, as described under the heading "How Sales Charges are Calculated".

-    Distribution and service (12b-1) fees of 0.25% for each fund.












































THE HARTFORD MUTUAL FUNDS                                                     34

ABOUT YOUR ACCOUNT











THE HARTFORD MUTUAL FUNDS                                                     35

ABOUT YOUR ACCOUNT

DISTRIBUTION ARRANGEMENTS

Hartford Investment Financial Services, LLC ("HIFSCO") serves as the principal underwriter for each fund pursuant to an Underwriting Agreement initially approved by the board of directors of The Hartford Mutual Funds II, Inc. (the "Company"). HIFSCO is a registered broker-dealer and member of the NASD. Shares of each fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. The Underwriting Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (1) by the vote of a majority of the directors of the Company, including a majority of the directors who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any such party, or (2) by the vote of a majority of the outstanding voting securities of a fund. HIFSCO is not obligated to sell any specific amount of shares of any fund.

DISTRIBUTION PLANS


The Company, on behalf of the funds, has adopted a separate distribution plan (the "Plan") for the Class L shares of each fund, as applicable, pursuant to appropriate resolutions of the Company's board of directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rule of the NASD regarding asset-based sales charges.


CLASS L PLAN Pursuant to the Class L Plan, a fund may pay HIFSCO a total fee in connection with the servicing of shareholder accounts and distribution-related services attributable to Class L shares, calculated and payable monthly at an annual rate of 0.25% of the fund's average daily net assets attributable to Class L shares. The entire fee will be used for distribution-related expenses.










GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each fund's shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the funds pay HIFSCO the entire fee regardless of HIFSCO's expenditures. Even if HIFSCO's actual expenditures exceed the fee payable to HIFSCO at any given time, the funds will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to each fund, for review by the Company's board of directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the board of directors' quarterly review of the Plans, they review the level of compensation the Plans provide.


THE HARTFORD MUTUAL FUNDS                                                     36

ABOUT YOUR ACCOUNT

The Plans were adopted by a majority vote of the board of directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the applicable funds as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the funds through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The board of directors of the Company believes that there is a reasonable likelihood that the Plans will benefit each applicable fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the fund affected thereby, and material amendments to the Plans must also be approved by the board of directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the board who are not interested persons of the funds and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a "majority of the outstanding voting securities" of the fund affected thereby. A Plan will automatically terminate in the event of its assignment.

HOW SALES CHARGES ARE CALCULATED


CLASS L sales charges and commissions paid to dealers for the funds are listed below. The offering price includes the front-end sales load.


GROWTH FUND, GROWTH OPPORTUNITIES FUND, SMALLCAP GROWTH FUND AND VALUE OPPORTUNITIES FUND

                                                     DEALER
                        AS A % OF     AS A %      COMMISSION AS
                         OFFERING     OF NET      PERCENTAGE OF
YOUR INVESTMENT           PRICE     INVESTMENT   OFFERING PRICE
---------------         ---------   ----------   --------------
Less than $100,000        4.75%        4.99%          4.00%
$100,000 -- $249,999      3.50%        3.63%          3.00%
$250,000 -- $499,999      2.50%        2.56%          2.25%
$500,000 -- $999,999      2.00%        2.04%          1.75%
$1 million or more(1)        0%           0%             0%

TAX-FREE MINNESOTA FUND, TAX-FREE NATIONAL FUND AND U.S. GOVERNMENT SECURITIES FUND

                                                     DEALER
                        AS A % OF     AS A %      COMMISSION AS
                        OFFERING      OF NET      PERCENTAGE OF
YOUR INVESTMENT           PRICE     INVESTMENT   OFFERING PRICE
---------------         ---------   ----------   --------------
Less than $100,000        4.50%        4.71%          4.00%
$100,000 -- $249,999      3.50%        3.63%          3.00%
$250,000 -- $499,999      2.50%        2.56%          2.25%
$500,000 -- $999,999      2.00%        2.04%          1.75%
$1 million or more(1)        0%           0%             0%


(1) Investments of $1 million or more in Class L shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1% on any shares sold within 18 months of purchase. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.



HIFSCO may pay up to the entire amount of the sales commission to particular broker-dealers. HIFSCO may pay dealers of record commissions on purchases over $1 million an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million. This commission schedule may also apply to certain sales of Class L shares made to investors who qualify under any of the last four categories listed under "Waivers for Certain Investors".



THE HARTFORD MUTUAL FUNDS                                                     37

ABOUT YOUR ACCOUNT


























[The combination of the CDSC and the distribution and service fees facilitates the ability of the applicable fund to sell the Class L shares without a sales charge being deducted.]


Although the funds do not charge a transaction fee, you may be charged a fee by brokers for the purchase or sale of the funds' shares through that broker. This transaction fee is separate from any sales charge that the funds may apply.

SALES CHARGE REDUCTIONS AND WAIVERS


REDUCING YOUR CLASS L SALES CHARGES There are several ways you can combine multiple purchases of Class L shares of the funds to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company ("HASCO"), the funds' transfer agent, that you are eligible for these breakpoints every time you have a qualifying purchase.


The first three ways can be combined in any manner:


- ACCUMULATION PRIVILEGE -- lets you add the value of any shares of the funds (including The Hartford Money Market Fund, which, like the other Hartford Mutual Funds not discussed herein, is offered through a separate prospectus) you or members of your family already own to the amount of your next Class A and Class L investment for purposes of calculating the sales charge. Each fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of all shares of any funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II,



THE HARTFORD MUTUAL FUNDS                                                     38

ABOUT YOUR ACCOUNT


     Inc. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. For Class A shares, the definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner's spouse (or legal equivalent recognized under state law) and any minor children living in the owner's household. For accounts opened before August 16, 2004 for Class A shares and for all Class L shares, a family member is an owner's spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A and Class L shares. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.



- LETTER OF INTENT -- lets you purchase Class A and Class L shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A and Class L shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A and Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. owned by the shareholder as described above under "Accumulation Privilege." Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the fund to sell the indicated amount of the LOI. If a Class A and Class L shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A and Class L shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or Class L shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under "Accumulation Privilege." Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.



- COMBINATION PRIVILEGE -- lets you combine Class L shares of multiple funds for purposes of calculating the sales charge.


CDSC WAIVERS As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:







-    because of shareholder death or disability,

-    because of the death or disability of the grantor of a living trust,

- under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

-    for retirement plans under the following circumstances:


THE HARTFORD MUTUAL FUNDS                                                     39

ABOUT YOUR ACCOUNT

     (1)  to return excess contributions,

     (2)  hardship withdrawals as defined in the plan,

     (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

     (4) to meet minimum distribution requirements under the Internal Revenue Code,

     (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code, and

     (6)  after separation from service.

REINSTATEMENT PRIVILEGE If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any fund offered in this prospectus (provided that an active account already exists in that fund and class) within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.


WAIVERS FOR CERTAIN INVESTORS Class L shares of a fund may be offered without front-end sales charges to the following individuals and institutions that owned Class L shares of the fund on February 15, 2002:


-    selling brokers and their employees and sales representatives,

- financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,

- present or former officers, directors and employees (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of the funds, The Hartford, Wellington Management, the transfer agent, and their affiliates,

- participants in certain retirement plans not administered by Hartford Life Insurance Company or an affiliate with at least 100 eligible employees or if the total amount invested is $500,000 or more (1% CDSC applies if redeemed within 18 months),

- participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator,

- one or more members of a group (including spouses and dependent children) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1% CDSC applies if redeemed within 18 months),

- as described further in the SAI, certain other individuals who owned shares of the funds as of February 15, 2002.


The above individuals and institutions remain eligible for the waiver of the front-end sales charge on Class L shares of a particular fund only for as long as they remain invested in the particular fund and class.


The 1% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

The funds make available free of charge, on the funds' website at www.hartfordinvestor.com, information about sales charges and sales charge waivers. The funds' website includes links that facilitate access to this information.

ADDITIONAL COMPENSATION TO BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHER PERSONS ("FINANCIAL INTERMEDIARIES") In addition to the commissions (which may be paid or reallowed to Financial Intermediaries from an applicable sales charge and/or advanced to Financial Intermediaries) and Rule 12b-1 fees described above and in the SAI, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Financial Intermediaries (who may or may not be affiliates of the distributor) in connection with the sale and distribution of the funds' shares ("Additional Payments") based on a number of factors described below and in the funds' SAI. This additional compensation is not paid by you.

With the exception of certain compensation arrangements discussed below and in the SAI and "Negotiated Additional Amounts" defined below, these Additional Payments, which are generally based on average net assets (or on aged assets, i.e., assets held over one year) of the funds attributable to a particular Financial Intermediary, on sales of the funds' shares attributable to a particular


THE HARTFORD MUTUAL FUNDS                                                     40

ABOUT YOUR ACCOUNT

Financial Intermediary, and/or on reimbursement of ticket charges, may, but are normally not expected to, exceed, in the aggregate, 0.40% of the average net assets of the funds attributable to a particular Financial Intermediary. Such Additional Payments are generally made for the placement of the funds on a Financial Intermediary's list of mutual funds available for purchase by its customers and/or for including the funds within a group of mutual funds that receive special marketing focus. Separate Additional Payments may take the form of, among others: (1) "due diligence" payments for a Financial Intermediary's examination of the funds and payments for providing extra employee training and information relating to the funds and (2) "marketing support" fees for providing assistance in promoting the sale of the funds' shares ("Negotiated Additional Amounts"). Subject to NASD regulations, HIFSCO and its affiliates may contribute Negotiated Additional Amounts to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. HIFSCO and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable NASD regulations. These programs, which may be different for different Financial Intermediaries, will not change the price an investor will pay for shares or the amount that a fund will receive from such sale. These Additional Payments and Negotiated Additional Amounts may also pertain to the sale and distribution of other investment products distributed by affiliates of the distributor, and may, in some cases, act as a financial incentive for a Financial Intermediary to recommend the purchase of one fund over another fund. Please consult your Financial Intermediary for more information.


With the exception of certain Negotiated Additional Amounts specifically discussed below and in the SAI, payments of Negotiated Additional Amounts did not exceed $550,000 per Financial Intermediary for the calendar year ended December 31, 2006.


As of January 1, 2006, HIFSCO has entered into arrangements to make Additional Payments that are generally based on average net assets (or on aged assets) of the funds attributable to a particular Financial Intermediary, on sales of the funds' shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges to A. G. Edwards & Sons, Inc., Advantage Capital Corp., Advest, Inc., AIG Financial Advisors, AmeriMutual Funds Distributor, Inc., Associated Securities Corporation, Banc One Securities Corporation, Cadaret Grant & Co., Inc., Centaurus Financial, Inc., Charles Schwab & Co., Inc., Chase Investment Services Corporation, Citicorp Investment Services, Citigroup Global Markets, Inc., Comerica Securities, Commerce Capital Markets, Inc., Commonwealth Financial Network, Commonwealth Financial Services, CUSO Financial Services, L.P., Edward D. Jones & Co., L.P., FFP Securities, Inc., Fidelity Investments, Financial Network Investment Corporation, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., FSC Securities Corp., Gold Trust Company, Harbour Investments, Inc., Independent Financial Group, LLC, ING Financial Advisors, ING Financial Partners, Inc., Investment Professionals, Inc., J.J.B. Hilliard, W.L. Lyons, Inc., J.P. Morgan Retirement Plan Services, Lincoln Financial Advisors Group, Linsco/Private Ledger Corp., M&T Securities Inc., Merrill Lynch Pierce Fenner & Smith, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Multi-Financial Securities Corporation, Inc., Mutual Service Corporation, National Planning Holdings, Inc., NEXT Financial Group, Inc., Piper Jaffray & Co., Prime Capital Services, Inc., PrimeVest Financial Services, Inc., Raymond James Financial Services and Associates, Robert W. Baird, Royal Alliance Associates, Inc., Securities America, Inc., Stifel, Nicolaus & Company, Incorporated, SunAmerica Securities, Inc., T.Rowe Price Investment Services, Inc., The Huntington Investment Company, Triad Advisors, Inc., UBS Financial Services Inc., US Bancorp Investments Inc., Uvest Financial Services Group, Inc., Valmark Securities Inc., Wachovia Securities, LLC, Wells Fargo Investments, WM Financial Services, Inc., and Woodbury Financial Services, Inc. Woodbury Financial Services, Inc. is an indirect wholly-owned subsidiary of The Hartford. HIFSCO may enter into arrangements with other Financial Intermediaries to make such Additional Payments. Separate Additional Payments in the form of Negotiated Additional Amounts may also be made to the above-listed Financial Intermediaries and to other Financial Intermediaries.


The Additional Payments to Financial Intermediaries in connection with the sale and distribution of the funds' shares are negotiated based on a range of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets (including distribution of particular classes of the funds' shares), target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of Additional Payments to be provided and factors are weighed in the assessment of such determination. In 2006 (ending December 31, 2006) HIFSCO provided additional compensation to Edward D. Jones & Co., LP ("Edward Jones") based on sales of certain shares of the funds attributable to Edward Jones, on assets invested in the funds attributable to Edward Jones, and generally on a percentage share of the net income of HIFSCO (based on the total amount of assets attributable to Edward Jones). HIFSCO paid Edward Jones approximately $70 million additional profit-sharing based compensation to terminate the arrangement effective December 31, 2006. In addition, HIFSCO paid Negotiated Additional Amounts to Edwards Jones in such forms as, among others, "due diligence" payments and "marketing support" fees. For the fiscal year ended October 31, 2006, HIFSCO or its affiliates paid approximately [$_____] million in Additional Payments, including Negotiated Additional Amounts (which may also pertain to the sale and distribution of other investment products distributed by affiliates of HIFSCO), to Edward Jones.



THE HARTFORD MUTUAL FUNDS                                                     41

ABOUT YOUR ACCOUNT


For the fiscal year ended October 31, 2006, HIFSCO or its affiliates paid approximately [$_____] million in total Additional Payments, including Negotiated Additional Amounts (which may also pertain to the sale and distribution of other investment products distributed by affiliates of HIFSCO), to Financial Intermediaries.


Aside from Additional Payments made in connection with the sale and distribution of the funds' shares, HIFSCO and its affiliates, out of their own assets, may pay compensation to Financial Intermediaries for subaccounting, administrative and/or shareholder processing services.

ADDING TO AN ACCOUNT


YOU MAY MAKE ADDITIONAL INVESTMENTS (MINIMUM $50 PER FUND) IN THE CLASS L SHARES OF A FUND ONLY IF YOU WERE A SHAREHOLDER OF THAT PARTICULAR FUND AND SHARE CLASS ON FEBRUARY 15, 2002, AND ONLY SO LONG AS YOU REMAIN INVESTED IN THAT FUND AND CLASS.


NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES.

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

         ADDRESS:                                PHONE NUMBER:
THE HARTFORD MUTUAL FUNDS                  1-888-THE-STAG (843-7824)
      P.O. BOX 9140
MINNEAPOLIS, MN 55480-9140      OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.


THE HARTFORD MUTUAL FUNDS                                                     42

BUYING SHARES


ON THE WEB

               TO ACCESS YOUR ACCOUNTS

[INTERNET      -    Visit www.hartfordinvestor.com
GRAPHIC]
               -    Login by selecting Hartford Mutual Funds from the login
                    section, enter your User ID and password, and select Login.
                    First time users will need to create a password by selecting the "Create Password" link.

               TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK ACCOUNT

               - To purchase shares directly from your bank account, you must first add your banking information online, by selecting the Add Bank Instructions function.

               -    Once bank instructions have been established, select
                    "Purchase Shares" from the "Work with Fund" menu, next to the fund you want to purchase into.

               - Follow the instructions on the Purchase Shares Request pages to complete and submit the request.

               TO PURCHASE SHARES VIA AN EXCHANGE FROM AN EXISTING HARTFORD
               MUTUAL FUND

               - Select "Exchange Shares" from the "Work with Fund" menu, next to the fund you want to exchange from.

               - Follow the instructions on the Exchange Shares Request pages to complete and submit the request.

               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

ON THE PHONE

               TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK ACCOUNT

[PHONE         -    Verify that your bank/credit union is a member of the
GRAPHIC]            Automated Clearing House (ACH) system.

               - To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern
                    Time (between 7 A.M. and 6 P.M. Central Time) Monday through
                    Thursday and between 9:15 A.M. and 6 P.M. Eastern Time
                    (between 8:15 A.M. and 5 P.M. Central Time) on Friday.

               - Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford
                    Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central
                    Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after the close of the NYSE will receive the next business day's offering price.

               - Tell The Hartford the fund name, your share class, account and the name(s) in which the account is registered and the amount of your investment.



THE HARTFORD MUTUAL FUNDS                                                     43

               TO PURCHASE MUTUAL FUND SHARES VIA AN EXCHANGE FROM AN EXISTING
               HARTFORD MUTUAL FUND

               - Call your financial representative, plan administrator, or the transfer agent, at the number below to request an exchange.

               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

IN WRITING:
WITH CHECK

[CHECK         -    Make out a check for the investment amount, payable to
GRAPHIC]            "The Hartford Mutual Funds."

               - Complete the detachable investment slip from an account statement, or write a note specifying the fund name and share class, account number and the name(s) in which the account is registered.

               - Deliver the check and your investment slip, or note, to the address listed below.

BY EXCHANGE

[ARROW         -    Write a letter of instruction indicating the fund names,
GRAPHIC]            share class, account number, the name(s) in which the
                    accounts are registered, and your signature.

               - Deliver these instructions to your financial representative or plan administrator, or mail to the address listed below.

               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

BY WIRE

[COMPUTER      -    Instruct your bank to wire the amount of your investment to:
GRAPHIC]
                         US Bank National Association
                         9633 Lyndale Ave S
                         Bloomington MN 55420-4270
                         ABA #091000022, credit account no: 1-702-2514-1341
                         The Hartford Mutual Funds Purchase Account
                         For further credit to: (Your name)
                         Hartford Mutual Funds Account Number:
                         (Your account number)

               Specify the fund name, share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

         ADDRESS:                                PHONE NUMBER:
THE HARTFORD MUTUAL FUNDS                  1-888-THE-STAG (843-7824)
      P.O. BOX 9140
MINNEAPOLIS, MN 55480-9140      OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                                 ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.


THE HARTFORD MUTUAL FUNDS                                                     44

SELLING SHARES


ON THE WEB

               To access your accounts

[INTERNET      -    Visit www.hartfordinvestor.com
GRAPHIC]
               -    Select Mutual Funds on the menu bar

               -    Login by entering your User ID and password, and select
                    Login. First time users will need to create a password by selecting the "Create Password" link.

               Note: Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

               To redeem shares directly to your bank account or as a check mailed to your address of record

               - Select "Redeem Shares" from the "Work with Fund" menu, next to the fund you want to redeem from.

               - To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.

               - Follow the instructions on the Redeem Shares Request pages to complete and submit the request.

               To redeem shares as an exchange from an existing Hartford Mutual
               Fund

               - Select "Exchange Shares" from the "Work with Fund" menu, next to the fund you want to exchange from.

               - Follow the instructions on the Exchange Shares Request pages to complete and submit the request.

               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

BY LETTER

               In certain circumstances, you will need to make your request to sell shares in writing. Requirements for the written requests are shown below. A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction. Overnight delivery may be requested for a nominal fee which will be deducted from the redemption proceeds.

                    - Write a letter of instruction or complete a power of attorney indicating:

                         -    Fund name

                         -    Account number

                         -    Share class

                         -    The name(s) in which the account is registered

                         -    Date of birth

                         -    Residential address

                         -    Social Security number

                         - Dollar value or the number of shares you wish to sell

                    - Include all authorized signatures and any additional documents that may be required (see below).

                    -    Obtain a Medallion signature guarantee if*:

                         -    Your address of record has changed within the past
                              30 days

                         -    You are selling more than $50,000 worth of shares

                         - You are requesting payment other than by check mailed to the address of record and payable to the registered owner(s)

               * Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.



THE HARTFORD MUTUAL FUNDS                                                     45

                    - Mail the materials to the address below or to your plan administrator.

               ADDITIONAL DOCUMENT REQUIREMENTS FOR WRITTEN REQUESTS:

               IRAS (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL)

                    - Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

                    - Indicate the amount of federal income tax withholding to be applied to your distribution.

               OWNERS OF CORPORATE OR ASSOCIATION ACCOUNTS:

                    - Corporate resolution, certified within the past twelve months, including signature of authorized signer(s) for the account

               OWNERS OR TRUSTEES OF TRUST ACCOUNTS:

                    -    Signatures of the trustee(s)

                    - Copies of the trust document pages, certified within the past twelve months, which display the name and date of trust, along with the signature page.

               ADMINISTRATORS, CONSERVATORS, GUARDIANS, AND OTHER SELLERS OR IN
               SITUATIONS OF DIVORCE OR DEATH

                    -    Call 1-888-843-7824 for instructions

BY PHONE

(PHONE         -    Certain types of accounts may be redeemed by telephone. This
GRAPHIC)            is limited to non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older. For circumstances in
                    which you need to request to sell shares in writing, see
                    "Selling Shares by Letter."

               - Restricted to sales of up to $50,000 per shareowner any 7-day period.

               - Fill out the "Telephone Exchanges and Telephone Redemption" section of your new account application.

               - Call the transfer agent to verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account.

               - To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern
                    Time (between 7 A.M. and 6 P.M. Central Time) Monday through
                    Thursday and between 9:15 A.M. and 6 P.M. Eastern Time
                    (between 8:15 A.M. and 5 P.M. Central Time) on Friday.

               - Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford
                    Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central
                    Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after the close of the NYSE will receive the next business day's offering price.

               - For automated service 24 hours a day using your touch-tone phone, call the number below.

BY ELECTRONIC FUNDS TRANSFER (EFT) OR WIRE

(WIRE          -    Fill out the "Bank Account or Credit Union Information"
GRAPHIC)            section of your new account application or the "Bank or
                    Credit Union Information Form" to add bank instructions to your account.

               -    EFT transactions may be sent for amounts of $50 - $50,000.
                    Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee for this service.

               - Wire transfers of amounts of $500 or more are available upon request. Generally, the wire will be sent on the next business day. Your bank may charge a fee for this service.

BY EXCHANGE

(ARROW         -    Obtain a current prospectus for the fund into which you are
GRAPHIC)            exchanging by calling your financial representative or the transfer agent at the number below.

               - Call your financial representative or the transfer agent to request an exchange.

               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.



THE HARTFORD MUTUAL FUNDS                                                     46

CHECKWRITING - APPLIES TO MONEY MARKET FUND CLASS A SHARES ONLY

               -    Fill out the "Class A Money Fund Checkwriting Signature
                    Card" section of your new account application.

               - Verify that the shares to be sold were purchased more than 10 days earlier or were purchased by wire. Checks written on your account prior to the end of this period may result in those checks being returned to you for insufficient funds.

               - Write a check for any amount over $100 and sign each check as designated on the account application.

               - You are entitled to distributions paid on your shares up to the time your check is presented to our bank for payment.

               - You may not write a check for the entire value of your account or close your account by writing a check.

               - If the amount of your check is greater than the value of your Money Market Fund account, the fund will return your check for insufficient funds and your account will be charged a $25 service fee.

               - Checks cleared and/or verified electronically will not be accepted.


To sell shares through a systematic withdrawal plan, see "Additional Investor Services" under Transaction Policies.

         ADDRESS:                                 PHONE NUMBER:
THE HARTFORD MUTUAL FUNDS                   1-888-THE-STAG (843-7824)
      P.O. BOX 64387
 ST. PAUL, MN 55164-0387        OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                                 ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.


THE HARTFORD MUTUAL FUNDS                                                     47

SELLING SHARES IN WRITING

BY LETTER

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below. You may also need to include a Medallion signature guarantee, which protects you against fraudulent orders. You will need a Medallion signature guarantee if:

[LETTER        -    your address of record has changed within the past 30 days
GRAPHIC]
               -    you are selling more than $50,000 worth of shares

               - you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).

Please note that a notary public CANNOT provide a Medallion signature guarantee.
Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

REQUIREMENTS FOR WRITTEN REQUESTS BY SELLER

     OWNERS OF INDIVIDUAL, JOINT, SOLE PROPRIETORSHIP, UGMA/UTMA (CUSTODIAL
     ACCOUNTS FOR MINORS) OR GENERAL PARTNER ACCOUNTS.

               -    Letter of instruction.

               - On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered.

               -    Medallion signature guarantee if applicable (see above).

     OWNERS OF CORPORATE OR ASSOCIATION ACCOUNTS.

               -    Letter of instruction.

               - Corporate resolution, certified within the past twelve months.

               - On the letter and the resolution, the signature of the person(s) authorized to sign for the account.

               -    Medallion signature guarantee if applicable (see above).

     OWNERS OR TRUSTEES OF TRUST ACCOUNTS.

               -    Letter of instruction.

               -    On the letter, the signature(s) of the trustee(s).

               - Provide a copy of the trust document certified within the past twelve months.

               -    Medallion signature guarantee if applicable (see above).

     JOINT TENANCY SHAREHOLDERS WHOSE CO-TENANTS ARE DECEASED.

               -    Letter of instruction signed by surviving tenant.

               -    Copy of death certificate.

               -    Medallion signature guarantee if applicable (see above).

     EXECUTORS OF SHAREHOLDER ESTATES.

               -    Letter of instruction signed by executor.

               - Copy of order appointing executor, certified within the past twelve months.

               -    Medallion signature guarantee if applicable (see above).

     ADMINISTRATORS, CONSERVATORS, GUARDIANS AND OTHER SELLERS OR ACCOUNT TYPES
     NOT LISTED ABOVE.

               -    Call 1-888-843-7824 for instructions.


THE HARTFORD MUTUAL FUNDS                                                     48

        ADDRESS:                                  PHONE NUMBER:
THE HARTFORD MUTUAL FUNDS                   1-888-THE-STAG (843-7824)
     P.O. BOX 64387
 ST. PAUL, MN 55164-0387        OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                                 ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.


THE HARTFORD MUTUAL FUNDS                                                     49

TRANSACTION POLICIES

VALUATION OF SHARES

The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

The funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund may use fair value pricing include, among others:
(i) the occurrence of events that that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; and
(iv) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund, and in particular, Growth Opportunities Fund and Value Opportunities Fund, uses a fair value pricing service approved by that fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that fund determines its NAV per share.

Debt securities (other than short-term obligations) held by a fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from the widely-used quotation system in accordance with procedures established by that fund's Board of Directors. Generally, each fund uses fair valuation in regards to debt securities when a fund holds defaulted or distressed securities, or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that will mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

BUY AND SELL PRICES

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

EXECUTION OF REQUESTS

Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent or authorized broker-dealers and third-party administrators.


At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordinvestor.com or consider sending your request in writing.


In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

REQUESTS IN "GOOD ORDER"


THE HARTFORD MUTUAL FUNDS                                                     50

TRANSACTION POLICIES

All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:

-    Name, date of birth, residential address and social security number.


-    The fund name, share class and account number.


-    The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

-    Signature guarantees (if required).

-    Any supporting legal documentation that may be required.

TELEPHONE TRANSACTIONS

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemptions are not permitted on accounts whose addresses have changed within the past 30 days. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.

EXCHANGES


As long as you remain invested in Class L shares of more than one fund, you can exchange these shares for the corresponding class shares of the other fund(s) in which you are invested. If you want to exchange into a fund and class that you are not otherwise invested in, you must exchange into the Class A shares of that fund. Class A shares are offered through a separate prospectus. You may exchange Class L shares of the funds with the Class A shares of any other Hartford Mutual Fund.


The registration for both accounts involved in the exchange must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of a fund by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. In particular, funds that invest in securities that are trade primarily in markets outside of the United States may include Growth Opportunities Fund and Value Opportunities Fund. Frequent traders, and in particular those using arbitrage strategies, can dilute a fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Board of Directors of the funds has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor's trading history in any of the funds, including the person's trading history in any accounts under a person's common ownership or control.


THE HARTFORD MUTUAL FUNDS                                                     51

TRANSACTION POLICIES

It is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is an exchange out and back into the same fund or a redemption out and purchase of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request is received within the 90-day period, the requested transaction will be rejected and the person requesting such substantive round trip will be deemed an "Excessive Trader." All exchange and purchase privileges of any Excessive Trader shall be suspended or terminated. An Excessive Trader, however, will be given one opportunity to reposition funds prior to the suspension or termination of exchange privileges. If an Excessive Trader makes exchanges through a registered representative, the funds' transfer agent shall terminate the registered representative's exchange privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.

The funds' policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are substantially limited in their ability to identify or deter Excessive Traders or other abusive traders. The transfer agent for the funds will use its best efforts to obtain the cooperation of intermediaries to identify Excessive Traders and to prevent or limit abusive trading activity, to the extent practicable. In addition, the funds' transfer agent will seek to obtain annual certifications from financial intermediaries that such intermediaries have established reasonable internal controls and procedures for limiting exchange activities in a manner that is consistent with the funds' policies concerning frequent purchases and redemptions of fund shares and are reasonably designed to obtain compliance with applicable rules relating to customer-order handling and abusive trading practices. Nonetheless, the funds' ability to identify and deter frequent purchases and redemptions of a fund's shares through omnibus accounts is limited, and the funds' success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.


The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the funds' fair value procedures, please refer to "Valuation of Shares."


CERTIFICATED SHARES

Shares are electronically recorded and therefore share certificates are not issued.

SMALL ACCOUNTS (NON-RETIREMENT ONLY)

If the total value of a fund in your account is less than $1,000 (for any reason), you may be asked to purchase more shares within 30 days. If you do not take action within this time, your fund may close out your account and mail you the proceeds. You will not be charged a CDSC if your account is closed for this reason.

SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

SPECIAL REDEMPTIONS

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.


THE HARTFORD MUTUAL FUNDS                                                     52

TRANSACTION POLICIES

Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

PAYMENT REQUIREMENTS

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds, or in the case of a retirement account, to the custodian or trustee. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period (generally within three business days). If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS In general, you will receive account statements as follows:

- after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

-    after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you should also receive, if applicable, a Form 1099 tax information statement.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.


DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income and capital gains of the funds are normally declared and paid annually. Dividends from the net investment income of the Tax-Free Minnesota Fund, Tax-Free National Fund, and U.S. Government Securities Fund are declared daily and paid monthly. Dividends from the Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.


If you elect to receive monthly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and distributions and their federal tax category, although you should verify your tax liability with your tax professional.


THE HARTFORD MUTUAL FUNDS                                                     53

TRANSACTION POLICIES

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

TAXES ON DISTRIBUTIONS (TAX-FREE FUNDS ONLY) Tax-Free Minnesota Fund and Tax-Free National Fund intend to meet certain federal tax requirements so that distributions of tax-exempt income may be treated as "exempt-interest dividends." These dividends are not subject to regular federal income tax. However, each fund may invest up to 20% of its assets in tax-exempt obligations subject to the Alternative Minimum Tax. Any portion of exempt-interest dividends attributable to interest on these obligations may increase some shareholders' Alternative Minimum Tax. The funds expect that their distributions will consist primarily of exempt-interest dividends. Tax-Free National Fund's exempt-interest dividends may be subject to state or local taxes. Distributions paid from any interest income that is not tax-exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash.

MINNESOTA INCOME TAXATION (TAX-FREE MINNESOTA FUND) Tax-Free Minnesota Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota tax-exempt obligations will be excluded from the Minnesota taxable net income of individuals, estates and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the fund must be derived from interest income on Minnesota tax-exempt obligations. A portion of the fund's dividends may be subject to the Minnesota alternative minimum tax. Exempt interest dividends from Tax-Free Minnesota Fund may be subject to Minnesota taxes imposed on corporations when distributed to shareholders subject to those taxes.

INFLATION-PROTECTED DEBT SECURITIES (EACH FUND) Periodic adjustments for inflation to the principal amount of an inflation-protected debt security may give rise to original issue discount, which will be includable in a fund's gross income. Due to original issue discount, a fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.

Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

ADDITIONAL INVESTOR SERVICES

ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $50 per fund or as much as $50,000 per fund between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

AUTOMATIC INVESTMENT PLAN (AIP) lets you set up regular investments from your paycheck or bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.

- If you are using AIP to open an account, you must invest a minimum of $50 per month into each fund. Deliver your first investment check ($50 minimum per fund) made payable to "The Hartford Mutual Funds" and application to your financial representative or the transfer agent.

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payments or periodic withdrawals from your account. To establish:

- Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.


THE HARTFORD MUTUAL FUNDS                                                     54

TRANSACTION POLICIES

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

- SPECIFY THE PAYEE(S). The payee may be yourself or any other party and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. A medallion signature guarantee is required if the payee is someone other than the registered owner.

- Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

- CONTACT YOUR FINANCIAL REPRESENTATIVE OR THE TRANSFER AGENT AT 1-888-843-7824 FOR FURTHER ASSISTANCE IN ESTABLISHING THE SWP.

DOLLAR COST AVERAGING PROGRAMS (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of another fund. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.

-    Be sure that the amount is for $50 or more per fund.

-    Be sure that the accounts involved have identical registrations.

AUTOMATIC DIVIDEND DIVERSIFICATION (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of another fund. To establish:

- Contact your financial representative or the transfer agent at 1-888-843-7824.

-    Be sure that the accounts involved have identical registrations.

RETIREMENT PLANS The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

DUPLICATE ACCOUNT STATEMENTS You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee will be charged for account summaries older than the preceding year.

DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS Generally the funds will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds' records. The consolidation of these mailings, called householding, benefits the funds through reduced mailing expenses.

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.


THE HARTFORD MUTUAL FUNDS                                                     55

FOR MORE INFORMATION

The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2006, October 31, 2005, October 31, 2004, October 31, 2003 and October 31, 2002 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request.

THE HARTFORD GROWTH FUND -- CLASS L
(formerly Fortis Capital Fund -- Class A)

                                                   10/31/2006   10/31/2005    10/31/2004    10/31/2003   10/31/2002
                                                   ----------   ----------    ----------    ----------   ----------
CLASS L -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $  16.32      $  15.26      $  11.91     $  14.23
Income from investment operations:
   Net investment income (loss)                                     0.01         (0.08)        (0.05)       (0.03)
   Net realized and unrealized gain (loss) on
      investments                                                   1.17          1.14          3.40        (2.29)
                                                                --------      --------      --------     --------
Total from investment operations                                    1.18          1.06          3.35        (2.32)
Less distributions:
   Dividends from net investment income                             0.00          0.00          0.00         0.00
   Distributions from capital gains                                 0.00          0.00          0.00         0.00
   Returns of capital                                               0.00          0.00          0.00         0.00
                                                                --------      --------      --------     --------
Total distributions                                                 0.00          0.00          0.00         0.00
                                                                --------      --------      --------     --------
Net asset value, end of period                                  $  17.50      $  16.32      $  15.26     $  11.91
                                                                ========      ========      ========     ========
TOTAL RETURN(2)                                                     7.23%         6.95%        28.13%      (16.28%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $295,731      $310,084      $316,451     $274,683
Ratio of expenses to average net assets before
   waivers and reimbursements                                       1.06%         1.08%         1.15%        1.14%
Ratio of expenses to average net assets after
   waivers and reimbursements                                       1.06%(6)      1.08%(6)      1.15%        1.14%
Ratio of net investment income (loss) to
   average net assets                                               0.05%        (0.48%)       (0.34%)      (0.28%)
Portfolio turnover rate(4)                                            77%           66%          129%         107%

(1)  For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net assets value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)  Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of the shares issued.

(5)  Not Annualized.

(6) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ending October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.79%, 1.04%, 1.79%, and 1.79% for classes H, L, M, and N, respectively. For the year ending October 31, 2004, had the commission recapture been included, the ratio would have been 1.80%, 1.05%, 1.80% and 1.80% for Classes H, L, M and N, respectively.

THE HARTFORD GROWTH OPPORTUNITIES FUND -- CLASS L
(formerly Fortis Growth Fund -- Class A)

                                                                                               YEARS
                                                                                              ENDED:
                                                   10/31/2006   10/31/2005    10/31/2004    10/31/2003   10/31/2002
                                                   ----------   ----------    ----------    ----------   ----------
CLASS L -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $  23.71      $  21.36      $  15.33     $  19.21
Income from investment operations:
   Net investment income (loss)                                    (0.06)        (0.14)        (0.10)       (0.13)
   Net realized and unrealized gain (loss) on
      investments                                                   4.52          2.49          6.13        (3.54)
                                                                --------      --------      --------     --------
Total from investment operations                                    4.46          2.35          6.03        (3.67)
Less distributions:
   Dividends from net investment income                             0.00          0.00          0.00         0.00
   Distributions from capital gains                                 0.00          0.00          0.00        (0.21)
   Returns of capital                                               0.00          0.00          0.00         0.00
                                                                --------      --------      --------     --------
Total distributions                                                 0.00          0.00          0.00        (0.21)
                                                                --------      --------      --------     --------
Net asset value, end of period                                  $  28.17      $  23.71      $  21.36     $  15.33
                                                                --------      ========      ========     ========
TOTAL RETURN(2)                                                    18.81%        11.00%        39.34%      (19.36%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $556,462      $518,009      $517,892     $412,454
Ratio of expenses to average net assets before
   waivers and reimbursements                                       1.09%         1.08%         1.10%        1.10%
Ratio of expenses to average net assets after
   waivers and reimbursements                                       1.09%(6)      1.08%(6)      1.10%        1.10%
Ratio of net investment income (loss) to
   average net assets                                              (0.22%)       (0.58%)       (0.56%)      (0.67%)
Portfolio turnover rate(4)                                           156%          130%          158%         182%

(1)  For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)  Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Not Annualized.

(6) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ending October 31, 2005, had the fees indirectly been included, the ratio would have been 1.77%, 1.02%, 1.77%, 1.77%, and 0.77% for classes H, L, M, N, and Z, respectively. For the year ending October 31, 2004, had the commission recapture been included, the ratio would have been 1.78%, 1.03%, 1.78%, 1.78% and 0.78% for Classes H, L, M, N and Z, respectively.

THE HARTFORD SMALLCAP GROWTH FUND -- CLASS L
(formerly Fortis Capital Appreciation Portfolio -- Class A)

                                                   10/31/2006   10/31/2005    10/31/2004    10/31/2003   10/31/2002
                                                   ----------   ----------    ----------    ----------   ----------
CLASS L -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $  24.60      $  22.90      $  15.56      $ 19.04
Income from investment operations:
   Net investment income (loss)                                    (0.13)        (0.19)        (0.15)       (0.20)
   Net realized and unrealized gain (loss) on
      investments                                                   3.89          1.89          7.49        (2.95)
                                                                --------      --------      --------      -------
Total from investment operations                                    3.76          1.70          7.34        (3.15)
Less distributions:
   Dividends from net investment income                             0.00          0.00          0.00         0.00
   Distributions from capital gains                                 0.00          0.00          0.00        (0.33)
   Returns of capital                                               0.00          0.00          0.00         0.00
                                                                --------      --------      --------      -------
Total distributions                                                 0.00          0.00          0.00        (0.33)
                                                                --------      --------      --------      -------
Net asset value, end of period                                  $  28.36      $  24.60      $  22.90      $ 15.56
                                                                ========      ========      ========      =======
TOTAL RETURN(2)                                                    15.28%         7.42%        47.17%      (16.92%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $119,114      $114,266      $112,621      $86,414
Ratio of expenses to average net assets before
   waivers and reimbursements                                       1.21%         1.43%         1.50%        1.50%
Ratio of expenses to average net assets after
   waivers and reimbursements                                       1.21%(6)      1.43%(6)      1.45%        1.45%
Ratio of net investment income (loss) to
   average net assets                                              (0.46%)       (0.79%)       (0.80%)      (1.06%)
Portfolio turnover rate(4)                                            81%          102%          122%          93%

(1)  For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)  Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Not Annualized.

(6) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ending October 31, 2005, had the fees paid indirectly been included, the ratio would have been 1.95%, 1.20%, 1.95%, and 1.95% for classes H, L, M, and N, respectively. For the year ending October 31, 2004, had the commission recapture been included, the ratio would have been 1.97%, 1.42%, 1.97% and 1.97% for Classes H, L, M and N, respectively.

THE HARTFORD TAX-FREE MINNESOTA FUND -- CLASS L
(formerly Fortis Tax-Free Minnesota Portfolio -- Class A)

                                                                                              YEARS ENDED:
                                                   10/31/2006   10/31/2005(7)   10/31/2004   10/31/2003(7)   10/31/2002
                                                   ----------   -------------   ----------   -------------   ----------
CLASS L -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $10.47          $10.49        $10.49         $10.42
Income from investment operations:
   Net investment income (loss)                                     0.39            0.41          0.39           0.37
   Net realized and unrealized gain (loss)
      on investments                                               (0.22)           0.24          0.05           0.06
                                                                  ------          ------        ------         ------
Total from investment operations                                    0.17            0.65          0.44           0.43
Less distributions:
   Dividends from net investment income                            (0.39)          (0.40)        (0.39)         (0.36)
   Distributions from capital gains                                 0.00           (0.27)        (0.05)          0.00
   Returns of capital                                               0.00            0.00          0.00           0.00
                                                                  ------          ------        ------         ------
Total distributions                                                (0.39)          (0.67)        (0.44)         (0.36)
                                                                  ------          ------        ------         ------
Net asset value, end of period                                    $10.25          $10.47        $10.49         $10.49
                                                                  ======          ======        ======         ======
TOTAL RETURN(2)                                                     1.62%           6.41%         4.34%          4.22%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $2,890          $2,765        $2,922         $3,344
Ratio of expenses to average net assets
   before waivers and reimbursements                                1.12%           1.07%         1.07%          1.04%
Ratio of expenses to average net assets
   after waivers and reimbursements                                 0.90%(6)        0.96%         1.05%          1.04%
Ratio of net investment income (loss) to
   average net assets                                               3.70%           3.88%         3.67%          3.56%
Portfolio turnover rate(4)                                            10%             13%           17%            36%

(1)  For the one-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)  Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Not Annualized.

(6) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ending October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.87%, 1.59%, 0.89%, 1.59%, and 1.59% for classes E, H, L, M, and N, respectively.

(7) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD TAX-FREE NATIONAL FUND -- CLASS L
(formerly Fortis Tax-Free National Portfolio -- Class A)

                                                   10/31/2006   10/31/2005(7)   10/31/2004   10/31/2003   10/31/2002
                                                   ----------   -------------   ----------   ----------   ----------
CLASS L -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $11.19          $11.04       $11.25       $11.16
Income from investment operations:
   Net investment income (loss)                                     0.43            0.44         0.42         0.39
   Net realized and unrealized gain (loss)
      on investments                                               (0.09)           0.33         0.04         0.12
                                                                  ------          ------       ------       ------
Total from investment operations                                    0.34            0.77         0.46         0.51
Less distributions:
   Dividends from net investment income                            (0.43)          (0.45)       (0.42)       (0.38)
   Distributions from capital gains                                 0.00           (0.17)       (0.25)       (0.04)
   Returns of capital                                               0.00            0.00         0.00         0.00
                                                                  ------          ------       ------       ------
Total distributions                                                (0.43)          (0.62)       (0.67)       (0.42)
                                                                  ------          ------       ------       ------
Net asset value, end of period                                    $11.10          $11.19       $11.04       $11.25
                                                                  ======          ======       ======       ======
TOTAL RETURN(2)                                                     3.06%           7.12%        4.24%        4.72%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $7,958          $7,687       $7,454       $7,360
Ratio of expenses to average net assets
   before waivers and reimbursements
                                                                    1.16%           1.15%        1.18%        1.19%
Ratio of expenses to average net assets
   after waivers and reimbursements
                                                                    1.05%(6)        1.08%        1.10%        1.15%
Ratio of net investment income (loss) to
   average net assets                                               3.83%           4.02%        3.76%        3.50%
Portfolio turnover rate(4)                                            22%             18%          35%          47%

(1)  For the one-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)  Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Not Annualized.

(6) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ending October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.91%, 1.75%, 1.05%, 1.75%, and 1.75% for classes E, H, L, M, and N, respectively.

(7) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD TAX-FREE NATIONAL FUND -- CLASS M
(formerly Fortis Tax-Free National Portfolio -- Class B)

                                                   10/31/2006   10/31/2005(7)   10/31/2004   10/31/2003   10/31/2002
                                                   ----------   -------------   ----------   ----------   ----------
CLASS M -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $11.18          $11.03       $11.24       $11.15
Income from investment operations:
   Net investment income (loss)                                     0.35            0.36         0.34         0.31
   Net realized and unrealized gain (loss)
      on investments                                               (0.09)           0.33         0.04         0.12
                                                                  ------          ------       ------       ------
Total from investment operations                                    0.26            0.69         0.38         0.43
Less distributions:
   Dividends from net investment income                            (0.35)          (0.37)       (0.34)       (0.30)
   Distributions from capital gains                                 0.00           (0.17)       (0.25)       (0.04)
   Returns of capital                                               0.00            0.00         0.00         0.00
                                                                  ------          ------       ------       ------
Total distributions                                                (0.35)          (0.54)       (0.59)       (0.34)
                                                                  ------          ------       ------       ------
Net asset value, end of period                                    $11.09          $11.18       $11.03       $11.24
                                                                  ======          ======       ======       ======
TOTAL RETURN(2)                                                     2.35%           6.37%        3.47%        3.99%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $1,294          $1,397       $1,235       $1,552
Ratio of expenses to average net assets before
   waivers and reimbursements                                       1.91%           1.90%        1.92%        1.95%
Ratio of expenses to average net assets after
   waivers and reimbursements                                       1.75%(6)        1.78%        1.84%        1.85%
Ratio of net investment income (loss) to
   average net assets                                               3.13%           3.33%        3.01%        2.80%
Portfolio turnover rate(4)                                            22%             18%          35%          47%

(1)  For the one-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)  Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Not Annualized.

(6) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ending October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.91%, 1.75%, 1.05%, 1.75%, and 1.75% for classes E, H, L, M, and N, respectively.

(7) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND -- CLASS L
(formerly Fortis U.S. Government Securities Fund -- Class A)

                                                   10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002
                                                   ----------   ----------   ----------   ----------   ----------
CLASS L -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $  9.65       $  9.67      $  9.87      $  9.67
Income from investment operations:
   Net investment income (loss)                                    0.41          0.41         0.42         0.39
   Net realized and unrealized gain (loss)
      on investments                                              (0.34)        (0.01)       (0.19)        0.20
                                                                -------       -------      -------      -------
Total from investment operations                                   0.07          0.40         0.23         0.59
Less distributions:
   Dividends from net investment income                           (0.41)        (0.42)       (0.43)       (0.39)
   Distributions from capital gains                                0.00          0.00         0.00         0.00
   Returns of capital                                              0.00          0.00         0.00         0.00
                                                                -------       -------      -------      -------
Total distributions                                               (0.41)        (0.42)       (0.43)       (0.39)
                                                                -------       -------      -------      -------
Net asset value, end of period                                  $  9.31       $  9.65      $  9.67      $  9.87
                                                                =======       =======      =======      =======
TOTAL RETURN(2)                                                    0.77%         4.24%        2.32%        6.29%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $34,880       $38,613      $43,202      $49,048
Ratio of expenses to average net assets
   before waivers and reimbursements                               1.08%         1.04%        1.06%        1.06%
Ratio of expenses to average net assets
   after waivers and reimbursements                                1.08%(6)      1.04%        1.06%        1.06%
Ratio of net investment income (loss) to
   average net assets                                              4.24%         4.26%        4.24%        4.20%
Portfolio turnover rate(4)                                          108%          110%         108%         218%

(1)  For the three-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)  Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Not Annualized.

(6) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ending October 31, 2005, had the fees paid indirectly been included, the ratio would have been 0.83%, 1.82%, 1.08%, 1.82%, and 1.82% for classes E, H, L, M, and N, respectively.

THE HARTFORD VALUE OPPORTUNITIES FUND -- CLASS L
(formerly Fortis Value Fund -- Class A)

                                                   10/31/2006   10/31/2005   10/31/2004   10/31/2003   10/31/2002
                                                   ----------   ----------   ----------   ----------   ----------
CLASS L -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $ 14.06      $ 12.15       $  9.26     $ 11.99
Income from investment operations:
   Net investment income (loss)                                    0.07         0.00(7)      (0.01)       0.00(7)
   Net realized and unrealized gain (loss) on
      investments                                                  1.45         1.91          2.90       (1.92)
                                                                -------      -------       -------     -------
Total from investment operations                                   1.52         1.91          2.89       (1.92)
Less distributions:
   Dividends from net investment income                            0.00         0.00          0.00        0.00
   Distributions from capital gains                                0.00         0.00          0.00       (0.81)
   Returns of capital                                              0.00         0.00          0.00        0.00
                                                                -------      -------       -------     -------
Total distributions                                                0.00         0.00          0.00       (0.81)
                                                                -------      -------       -------     -------
Net asset value, end of period                                  $ 15.58      $ 14.06       $ 12.15     $  9.26
                                                                =======      =======       =======     =======
TOTAL RETURN(2)                                                   10.81%       15.72%        31.21%     (17.34%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $27,674      $25,687       $22,701     $19,684
Ratio of expenses to average net assets before
   waivers and reimbursements                                      1.30%        1.42%         1.51%       1.43%
Ratio of expenses to average net assets after
   waivers and reimbursements                                      1.30%(6)     1.42%(6)      1.45%       1.43%
Ratio of net investment income (loss) to average
   net assets                                                      0.45%        0.04%        (0.11%)     (0.11%)
Portfolio turnover rate(4)                                           38%          52%           57%         70%

(1)  For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)  Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Not Annualized.

(6) The ratio of expenses to average net assets excludes fees paid indirectly but includes waivers and reimbursements. For the year ending October 31, 2005, had the fees paid indirectly been included, the ratio would have been 2.05%, 1.30%, 2.05%, and 2.05% for classes H, L, M, and N, respectively. For the year ending October 31, 2005, had the commission recapture been included, the ratio would have been 2.14%, 1.41%, 2.14% and 2.14% for Classes H, L, M and N, respectively.

(7)  Net Investment Income (Loss) is less than a penny a share.

                            THE HARTFORD MUTUAL FUNDS

                                 CLASS I SHARES

                                   PROSPECTUS




                                   ----------


AS WITH ALL MUTUAL FUNDS,   THE HARTFORD BALANCED INCOME FUND
THE SECURITIES AND          THE HARTFORD CAPITAL APPRECIATION FUND
EXCHANGE COMMISSION         THE HARTFORD CAPITAL APPRECIATION II FUND
HAS NOT APPROVED OR         THE HARTFORD DIVIDEND AND GROWTH FUND
DISAPPROVED THESE           THE HARTFORD EQUITY INCOME FUND
SECURITIES OR PASSED        THE HARTFORD FLOATING RATE FUND
UPON THE ADEQUACY OF        THE HARTFORD GLOBAL HEALTH FUND
THIS PROSPECTUS. ANY        THE HARTFORD GROWTH FUND
REPRESENTATION TO THE       THE HARTFORD GROWTH OPPORTUNITIES FUND
CONTRARY IS A CRIMINAL      THE HARTFORD INFLATION PLUS FUND
OFFENSE.                    THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                            THE HARTFORD MIDCAP GROWTH FUND
                            THE HARTFORD SELECT SMALLCAP VALUE FUND
                            THE HARTFORD SMALL COMPANY FUND
                            THE HARTFORD SMALLCAP GROWTH FUND
                            THE HARTFORD TOTAL RETURN BOND FUND
                            THE HARTFORD VALUE OPPORTUNITIES FUND
                            THE HARTFORD EQUITY GROWTH ALLOCATION FUND
                            THE HARTFORD GROWTH ALLOCATION FUND
                            THE HARTFORD BALANCED ALLOCATION FUND
                            THE HARTFORD CONSERVATIVE ALLOCATION FUND
                            THE HARTFORD INCOME ALLOCATION FUND


                            THE HARTFORD MUTUAL FUNDS
                            P.O. BOX 64387
                            ST. PAUL, MN 55164-0387

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

CONTENTS


Introduction                     Introduction
------------                     ------------
A summary of each fund's         The Hartford Balanced Income Fund
goals, principal strategies,     The Hartford Capital Appreciation Fund
main risks, performance and      The Hartford Capital Appreciation II Fund
expenses                         The Hartford Dividend and Growth Fund
                                 The Hartford Equity Income Fund
                                 The Hartford Floating Rate Fund
                                 The Hartford Global Health Fund
                                 The Hartford Growth Fund
                                 The Hartford Growth Opportunities Fund
                                 The Hartford Inflation Plus Fund
                                 The Hartford International Capital Appreciation Fund
                                 The Hartford MidCap Growth Fund
                                 The Hartford Select SmallCap Value Fund
                                 The Hartford Small Company Fund
                                 The Hartford SmallCap Growth Fund
                                 The Hartford Total Return Bond Fund
                                 The Hartford Value Opportunities Fund
                                 The Hartford Equity Growth Allocation Fund
                                 The Hartford Growth Allocation Fund
                                 The Hartford Balanced Allocation Fund
                                 The Hartford Conservative Allocation Fund
                                 The Hartford Income Allocation Fund

Description of other             Investment strategies and investment matters
investment strategies and        Terms used in this Prospectus
investment risks

Investment manager and           Management of the funds
management fee information

Information on your account      About your account
                                 Class I share investor requirements
                                 Choosing a share class
                                 Compensation to Broker-Dealers, Financial
                                 Institutions and Other Persons
                                 Opening an account
                                 Buying shares
                                 Selling shares
                                 Transaction policies
                                 Dividends and account policies
                                 Additional investor services

Further information on the       Financial highlights
funds                            Fund code, CUSIP number and symbol                     back cover
                                 For more information



THE HARTFORD MUTUAL FUNDS                                                      1

INTRODUCTION


Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class I shares of the funds. Each of the funds offers Class A, Class B and Class C shares pursuant to a prospectus describing such classes. Each of the funds, except for the Aggressive Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund and Income Allocation Fund, also offers Class Y shares to employer-sponsored retirement plans pursuant to a separate prospectus describing that class. In addition, each of the funds, except for the Balanced Income Fund, MidCap Growth Fund and Select SmallCap Value Fund, also offers several Classes of R shares to certain retirement plan investors pursuant to a separate prospectus describing those classes. Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund and Value Opportunities Fund offer Class L shares, as applicable, pursuant to another prospectus describing those classes.


Each fund is a diversified fund except for the Floating Rate Fund, Global Health Fund and Inflation Plus Fund, which are non-diversified.

The Floating Rate Fund, Inflation Plus Fund and Total Return Bond Fund are referred to as the Hartford Fixed Income Funds.

The following funds are referred to as the Asset Allocation Funds:


     -    Equity Growth Allocation Fund


     -    Growth Allocation Fund

     -    Balanced Allocation Fund

     -    Conservative Allocation Fund

     -    Income Allocation Fund

The Asset Allocation Funds are also referred to as "funds of funds," and each diversifies its assets by investing in the Class Y shares of several other Hartford Mutual Funds (as described below under "Principal Investment Strategy" for each of the funds of funds, the "Underlying Funds").

Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund and Value Opportunities Fund are series of The Hartford Mutual Funds II, Inc. All other funds are series of The Hartford Mutual Funds, Inc.

Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). With respect to the Asset Allocation Funds, HIFSCO administers the asset allocation program and provides the day-to-day portfolio management for each of these funds. The day-to-day portfolio management of each of the other funds is provided by one or more investment sub-advisers. Information regarding HIFSCO and the sub-advisers is included under the section entitled "Management of the Funds" in this prospectus.

THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC. HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."


MUTUAL FUNDS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THESE FUNDS, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.



THE HARTFORD MUTUAL FUNDS                                                      2

THE HARTFORD BALANCED INCOME FUND



INVESTMENT GOAL. The Hartford Balanced Income Fund seeks to provide current income with growth of capital as a secondary objective.



PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing in a mix of equity securities and fixed income investments. Under normal circumstances, the fund will target an allocation of approximately 45% equity securities and 55% fixed income investments, with the allocation generally varying by no more than +/-5%. Allocation decisions within these bands are in the discretion of the fund's sub-adviser, Wellington Management Company, LL ("Wellington Management") and are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual.



The equity portion of the fund will invest primarily in common stocks with a history of above-average dividends or expectations of increasing dividends, which may include a broad range of market capitalizations generally above $2 billion.



The fixed income portion of the fund will invest primarily in investment grade debt (securities rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), or if unrated, securities deemed by Wellington Management to be of comparable quality). The fixed income portion of the fund will additionally invest in other fixed income sectors including non-investment grade debt (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or if unrated, securities deemed by Wellington Management to be of comparable quality) and emerging market debt. The fund may invest up to 20% of the fixed income portion of the portfolio in domestic non-investment grade debt and up to 20% in emerging market debt securities. Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds."



MAIN RISKS. This fund is subject to, among others, stock market risk, interest rate risk, credit risk, income risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.



Stock market risk means that the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions.



Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.



Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield-high risk bond prices can fall on bad news about the economy, an industry or a company.



Income risk is the potential for a decline in the fund's income due to falling interest rates.



The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.



Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. Manager allocation risk refers to the possibility that Wellington Management could allocate assets among different asset classes in a manner that results in the fund underperforming its peers.



Foreign investments may be more risky than domestic investments. Investments in debt securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to debt securities of issuers in countries with emerging economies or emerging market securities.



PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.



THE HARTFORD MUTUAL FUNDS                                                      3

THE HARTFORD BALANCED INCOME FUND



YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.



                                                         CLASS I
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     [5.50]%
   Maximum deferred sales charge (load)
      (as a percentage of purchase price or redemption
      proceeds, whichever is less)                        None(1)
   Exchange fees                                          None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                       [____]%
   Distribution and service (12b-1) fees                  None
   Other expenses(2)(3)                                  [____]%
   Total annual operating expenses(2)(3)(4)              [____]%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class I shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."



(2)  Estimated amounts for the current fiscal year.



(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed through _____ to limit the total annual operating expenses of the Class I shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to ____%.



EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



You would pay the following expenses if you redeemed your shares at the end of each period:



EXPENSES (WITH REDEMPTION)                               CLASS I
--------------------------                               -------
Year 1                                                    $____
Year 3                                                    $____



You would pay the following expenses if you did not redeem your shares:



EXPENSES (WITHOUT REDEMPTION)                            CLASS I
-----------------------------                            -------
Year 1                                                    $____
Year 3                                                    $____



THE HARTFORD MUTUAL FUNDS                                                      4

THE HARTFORD CAPITAL APPRECIATION FUND


INVESTMENT GOAL. The Hartford Capital Appreciation Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its total assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including emerging market securities. Due to its current size, the fund will generally not invest in securities of issuers with market capitalizations less than $2 billion.

Through fundamental analysis, Wellington Management identifies companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry. This strategy is sometimes referred to as a "stock picking" approach. Companies are selected primarily on the basis of dynamic earnings growth potential and/or the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. No performance information is provided for Class I shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class A shares of the fund (Class A shares are not offered in this prospectus) and indicate the risks of investing in the fund. The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class I shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class I shares for the periods presented in the bar chart would have been higher than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns for Class A shares on a before-tax and after-tax basis. Returns are shown for only Class A shares and will vary for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.


THE HARTFORD MUTUAL FUNDS                                                      5

THE HARTFORD CAPITAL APPRECIATION FUND


CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)




                               (PERFORMANCE GRAPH)

1997    55.11%
1998     3.26%
1999    66.76%
2000     8.35%
2001    -6.74%
2002   -22.86%
2003    40.40%
2004    17.93%
2005    15.10%
2006


During the periods shown in the bar chart, the highest quarterly return was ___% (___ quarter, ___) and the lowest quarterly return was ___% (___ quarter, ___).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
Class A Return Before Taxes                               ____%    ____%      ____%
Class A Return After Taxes on Distributions               ____%    ____%      ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%    ____%      ____%
[S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)]                                    ____%    ____%      ____%
Russell 3000 Index (reflects no deduction for fees,
   expenses or taxes)                                     ____%    ____%      ____%



INDICES: [The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. ]


The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index.


[The fund has changed its benchmark from the S&P 500 Index to the Russell 3000 Index because the fund's investment manager believes that the Russell 3000 Growth Index is better suited to the investment strategy of the fund.]






THE HARTFORD MUTUAL FUNDS                                                      6

THE HARTFORD CAPITAL APPRECIATION FUND


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS I
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     None
   Maximum deferred sales charge (load)
      (as a percentage of purchase price or redemption
      proceeds, whichever is less)                       None
   Exchange fees                                         None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                       0.66%
   Distribution and service (12b-1) fees                 None
   Other expenses(1)                                     0.35%
   Total annual operating expenses(2)                    1.01%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class I shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.04%. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not your redeem your shares at the end of each period:


EXPENSES (WITH OR WITHOUT REDEMPTION)
-------------------------------------
Year 1                                                   $____
Year 3                                                   $____
Year 5                                                   $____
Year 10                                                  $____



THE HARTFORD MUTUAL FUNDS                                                      7

THE HARTFORD CAPITAL APPRECIATION II FUND

INVESTMENT GOAL. The Hartford Capital Appreciation II Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its assets in equity securities of foreign issuers and non-dollar securities, including emerging market securities.

The fund employs a multiple portfolio manager structure and is organized into several 'sleeves', each of which is managed according to a specific approach. The fund is organized as follows:

Growth Opportunities Generally 25% - 35% of the total portfolio

The Growth Opportunities strategy seeks short- and long-term capital appreciation by investing primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential.

Value Opportunities Generally 25% - 35% of the total portfolio

The Value Opportunities strategy seeks short- and long-term capital appreciation by investing primarily in common stocks covering a broad range of industries and market capitalizations. The strategy emphasizes securities that Wellington Management believes are undervalued and have the potential for appreciation.

Global Equities Generally 15% - 25% of the total portfolio

The Global Equities strategy invests in companies around the globe that have been identified as possessing sustainable franchises that allow them to earn excess returns through various economic cycles. The strategy emphasizes in-depth company research and valuation disciplines while utilizing analysis of long-term trends to identify favorable sectors.

Capital Appreciation 5% - 15% of the total portfolio

The Capital Appreciation strategy seeks growth of capital by identifying companies that have substantial near-term capital appreciation potential regardless of company size or industry.

Special Situations 5% - 15% of the total portfolio

The Special Situations approach combines bottom-up fundamental research and security selection with top-down sector weightings and industry analysis. Assets may be concentrated in specific industries, sectors, regions, and countries.

The percentage of the fund invested in each of these sleeves may change without approval of the shareholders of the fund.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection


THE HARTFORD MUTUAL FUNDS                                                      8

THE HARTFORD CAPITAL APPRECIATION II FUND

strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


                               (PERFORMANCE GRAPH)

2006   0.00%


During the periods shown in the bar chart, the highest quarterly return was ___% (__ quarter, ___) and the lowest quarterly return was ___% (__ quarter, ___).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



THE HARTFORD MUTUAL FUNDS                                                      9

THE HARTFORD CAPITAL APPRECIATION II FUND


                                                                   LIFE OF FUND
                                                         1 YEAR   (SINCE 4/29/05)
                                                         ------   ---------------
Class A Return Before Taxes                               ____%       ____%
Class A Return After Taxes on Distributions               ____%       ____%
Class A Return After Taxes on Distributions and
   Sale of Fund Shares                                    ____%       ____%
S&P 500 Index
   (reflects no deduction for fees, expenses or taxes)    ____%       ____%(1)
Russell 3000 Index
   (reflects no deduction for fees, expenses or taxes)    ____%       ____%(1)



INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.



The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index.






(1)  Return is from 4/29/05 - 12/31/2006.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS I
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     None
   Maximum deferred sales charge (load)
      (as a percentage of purchase price or redemption
      proceeds, whichever is less)                       None
   Exchange fees                                         None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                       1.00%
   Distribution and service (12b-1) fees                 None
   Other expenses(1)                                     0.74%
   Total annual operating expenses(2)                    1.74%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class I shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.35%. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:


EXPENSES (WITH OR WITHOUT REDEMPTION)
-------------------------------------
Year 1                                                   $____
Year 3                                                   $____
Year 5                                                   $____
Year 10                                                  $____



THE HARTFORD MUTUAL FUNDS                                                     10

THE HARTFORD CAPITAL APPRECIATION II FUND


THE HARTFORD MUTUAL FUNDS                                                     11

THE HARTFORD DIVIDEND AND GROWTH FUND

INVESTMENT GOAL. The Hartford Dividend and Growth Fund seeks a high level of current income consistent with growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. [As of December 31, 2006, the market capitalization of companies within the index ranged from approximately $___ million to $___ billion.] The fund's portfolio is broadly diversified by industry and company. As a key component of its fundamental analysis, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.


Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. No performance information is provided for Class I shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class A shares of the fund (Class A shares are not offered in this prospectus) and indicate the risks of investing in the fund. The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class I shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class I shares for the periods presented in the bar chart would have been higher than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns for Class A shares on a before-tax and after-tax basis. Returns are shown for only Class A shares and will vary for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


THE HARTFORD MUTUAL FUNDS                                                     12

THE HARTFORD DIVIDEND AND GROWTH FUND

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)




                               (PERFORMANCE GRAPH)

1997   30.99%
1998   14.47%
1999    4.57%
2000   10.04%
2001   -4.57%
2002  -14.19%
2003   25.66%
2004   12.01%
2005    5.42%
2006


During the periods shown in the bar chart, the highest quarterly return was ___% (___ quarter, ___) and the lowest quarterly return was ___% (____ quarter, ___).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
Class A Return Before Taxes                               ____%    ____%      ____%
Class A Return After Taxes on Distributions               ____%    ____%      ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%    ____%      ____%
S&P 500 Index
   (reflects no deduction for fees, expenses or taxes)    ____%    ____%      ____%
Russell 1000 Value Index
   (reflects no deduction for fees, expenses or taxes)    ____%    ____%      ____%


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     13

THE HARTFORD DIVIDEND AND GROWTH FUND

The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.




YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS I
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     None
   Maximum  deferred  sales charge (load)
      (as a percentage of purchase price or redemption
      proceeds, whichever is less)                       None
   Exchange fees                                         None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                       0.64%
   Distribution and service (12b-1) fees                 None
   Other expenses(1)                                     0.28%
   Total annual operating expenses(2)                    0.92%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class I shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.00%. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:


EXPENSES (WITH OR WITHOUT REDEMPTION)
-------------------------------------
Year 1                                  $____
Year 3                                  $____
Year 5                                  $____
Year 10                                 $____



THE HARTFORD MUTUAL FUNDS                                                     14

THE HARTFORD EQUITY INCOME FUND

INVESTMENT GOAL. The Hartford Equity Income Fund seeks a high level of current income consistent with growth of capital.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in equity securities of companies with market capitalizations above $2 billion. At the time of investment, every equity security in which the fund invests must pay a dividend or be expected to pay a dividend within the next 12 months. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.



The fund's investment approach is based on the fundamental analysis of companies with market capitalizations above $2 billion and below average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund uses a contrarian approach focused on longer term economic fundamentals and seeks a portfolio of securities that offer above average yields, below average valuations and the potential for dividend increases in the future. The typical purchase candidate may be characterized in one of four ways -- affected by a misunderstood negative event, a beneficiary of industry consolidation, low but improving return on capital, or new or incentivized management. In addition, the fund will take into consideration flows of new capital into an industry. Within this context, the fund's key security selection criterion will be based on dividend yield, with capital appreciation as a secondary factor. Portfolio construction is driven primarily by security selection.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $3 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. No performance information is provided for Class I shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class A shares of the fund (Class A shares are not offered in this prospectus) and indicate the risks of investing in the fund. The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class I shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class I shares for the periods presented in the bar chart would have been higher than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns for Class A shares on a before-tax and after-tax basis. Returns are shown for only Class A shares and will vary for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


THE HARTFORD MUTUAL FUNDS                                                     15

THE HARTFORD EQUITY INCOME FUND

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)




                               (PERFORMANCE GRAPH)


2004   9.52%
2005   4.98%
2006



During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                    LIFE OF FUND
                                                         1 YEAR   (SINCE 8/28/03)
                                                         ------   ---------------
Class A Return Before Taxes                               ____%       ____%
Class A Return After Taxes on Distributions               ____%       ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%       ____%
Russell 1000 Value Index (reflects no deduction for
   fees, expenses or taxes)                               ____%       ____%(1)


INDEX: The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.


(1)  Return is from 8/31/2003 - 12/31/2006.



THE HARTFORD MUTUAL FUNDS                                                     16

THE HARTFORD EQUITY INCOME FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS I
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                       None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None
   Exchange fees                                           None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                    0.80%
   Distribution and service (12b-1) fees                   None
   Other expenses(2)                                     0.29%
   Total annual operating expenses(1)(2)(3)              1.09%



(1) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.70% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses are 0.99%.



(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. [Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes.] This undertaking may be amended or withdrawn at any time.



(3) Effective November 1, 2006, HIFSCO has voluntarily agreed through October 31, 2007 to limit the total operating expenses of the Class I shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.00%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)
-------------------------------------
Year 1                                   $____
Year 3                                   $____
Year 5                                   $____
Year 10                                  $____


THE HARTFORD MUTUAL FUNDS                                                     17

THE HARTFORD FLOATING RATE FUND

INVESTMENT GOAL. The Hartford Floating Rate Fund seeks a high level of current income.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, at least 80% of the fund's assets are invested in below-investment-grade variable or floating rate loans ("Floating Rate Loans") and floating rate securities. Floating rate securities are defined as floating rate debt securities, money market securities of all types, repurchase agreements, and shares of money market and short-term bond funds. The fund may invest in securities of any maturity.

The fund normally invests primarily in interests in senior Floating Rate Loans. Senior Floating Rate Loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of Floating Rate Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. The fund may also invest in companies whose financial condition is uncertain, where the Borrower has defaulted in the payment of interest or principal or in the performance of its covenants or agreements or that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.

The fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans and unsecured loans and debt securities. Like loans, debt securities are used to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities do not pay current interest but are sold at a discount from their face values. Debt securities include all types of debt instruments such as corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities, including without limitation collateralized debt obligations and commercial mortgage-backed securities issued by private entities.

The fund may invest up to 25% of the fund's total assets in loans of foreign Borrowers and securities of foreign issuers, and up to 10% of the fund's total assets may be invested in foreign loans or securities that are denominated in a foreign currency. The fund may use swaps and forward currency exchange contracts to attempt to mitigate adverse effects of foreign currency fluctuations.

To achieve its goal of a high level of current income, the fund's sub-adviser, Hartford Investment Management Company ("Hartford Investment Management"), relies on a bottom-up, fundamental analysis of each Borrower and issuer and its ability to pay principal and interest in light of its current financial condition, its industry position, and economic and market conditions. Hartford Investment Management's process focuses on those Borrowers and issuers that generate positive cash flow momentum, exhibit stable or improving debt coverage and have an experienced management team. Hartford Investment Management also evaluates each loan's and each security's structural features, covenants, underlying collateral and price compared to its long-term value.

MAIN RISKS. The major factors affecting this fund's performance are credit, liquidity and interest rate risk. Credit risk depends largely on the perceived financial health of Borrowers and issuers of debt securities. In general, lower-rated loans and bonds have higher credit risks. Loan prices and prices of debt securities can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than would be the case with less aggressive loan and bond funds. Because the fund invests mainly in investments rated below-investment-grade, it is subject to heightened credit risk. The fund could lose money if the fundamentals of an industry in which the fund invests deteriorate or if a Borrower or issuer underperforms or defaults, or if any loan or debt security that the fund owns is downgraded. In addition, because the fund is non-diversified and therefore may take larger positions in individual Borrowers and issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio.

When interest rates rise, the value of a portfolio invested in fixed-rate obligations falls. You could lose money as a result of your investment.

Most, but not all, Floating Rate Loans and certain debt securities allow for prepayment of principal without penalty. Loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities.


THE HARTFORD MUTUAL FUNDS                                                     18

THE HARTFORD FLOATING RATE FUND

Foreign investments may be more risky than domestic investments. Investments in loans of foreign Borrowers and securities of foreign issuers and non-dollar loans and securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. Foreign loans and foreign debt securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

The fund is subject to liquidity risk. As with many fixed income investments, there is no organized exchange or board of trade on which loans are traded. Instead, the secondary market for loans is an unregulated inter-dealer or inter-bank re-sale market. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the fund's net asset value. Loans usually trade in large denominations (typically $1 million and higher) and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. In addition, loans in which the fund invests may require the consent of the Borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the fund's ability to sell loans and may adversely affect the price that can be obtained. The fund may have difficulty disposing of loans if it needs cash to pay redemption requests, to pay dividends, to pay expenses or to take advantage of new investment opportunities. These considerations may cause the fund to sell loans or securities at lower prices than it would otherwise consider to meet cash needs or cause the fund to maintain a greater portion of its assets in cash equivalents than it would otherwise, which could negatively affect performance. The fund may seek to avoid the necessity of selling assets to meet such needs by the use of borrowings.

The fund typically purchases loans via assignment, which makes the fund a direct lender. However, the fund may also invest in loans by purchasing a participation interest. A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where the fund is a participant in a loan, it does not have any direct claim on the loan, and in the event of the Borrower's insolvency or default, the fund, as a participant, would be a creditor of the lender and not of the Borrower.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



THE HARTFORD MUTUAL FUNDS                                                     19

THE HARTFORD FLOATING RATE FUND


CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


                               (PERFORMANCE GRAPH)

2006   0.00%


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                   LIFE OF FUND
                                                         1 YEAR   (SINCE 4/29/05)
                                                         ------   ---------------
Class A Return Before Taxes                               ____%       ____%
Class A Return After Taxes on Distributions               ____%       ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%       ____%
CSFB Leveraged Loan Index (reflects no deduction for
   fees, expenses or taxes)                               ____%       ____%(1)



INDEX: CSFB Leveraged Loan Index is designed to mirror the investable universe of the $U.S.-denominated leveraged loan market. You cannot invest directly in an index.






(1)  Return is from 4/29/05 - 12/31/06.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS I
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                       None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None
   Exchange fees                                           None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                       0.65%
   Distribution and service (12b-1) fees                   None
   Other expenses(1)                                     0.13%
   Total annual operating expenses(1)(2)                 0.78%



THE HARTFORD MUTUAL FUNDS                                                     20

THE HARTFORD FLOATING RATE FUND


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year. This undertaking may be amended or withdrawn at any time.

(2) Effective November 1, 2006, HIFSCO has agreed to limit permanently the total annual operating expenses of the Class I shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.75%.



EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:


EXPENSES (WITH OR WITHOUT REDEMPTION)
-------------------------------------
Year 1                                  $____
Year 3                                  $____
Year 5                                  $____
Year 10                                 $____



THE HARTFORD MUTUAL FUNDS                                                     21

THE HARTFORD GLOBAL HEALTH FUND

INVESTMENT GOAL. The Hartford Global Health Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of health care-related companies worldwide. The focus of the fund's investment process is stock selection through fundamental analysis. The fund takes a broad approach to investing in the health care sector. It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products, medical services, managed health care, health information services and emerging health-related subsectors. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The fund's approach to investing in the health care sector is based on in-depth understanding of medical science, regulatory developments, reimbursement policy trends and individual company business franchises. The fund will seek to exploit favorable trends for the health care sector including demographics.

The fund will also seek to invest in health care companies that benefit from the trend toward global consolidation, the biotechnology revolution and advances in software, integrated circuits and biocompatible materials. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Investments in the fund will be allocated across the major subsectors of the health care sector. Wellington Management may favor certain subsectors at times based upon the relative attractiveness of stocks within these subsectors, near term macroeconomic factors and the availability of such stocks at attractive prices. Some representation is typically maintained in each major subsector of the health care sector.

Stocks considered for purchase in the fund typically share one or more of the following attributes:

     -    the company's business franchise is temporarily mispriced,

     -    the market under-values the new product pipelines,

     - the company has opportunities due to changes in reimbursement policy (for example, the privatization of health care services abroad), or

     -    the company is a target of opportunity due to industry consolidation.

Stocks will be considered for sale from the fund when:

     -    target prices are achieved,

     -    fundamental expectations are not met, or

     -    a company's prospects become less appealing.

Wellington Management seeks companies with attractive entry valuations, defined as those stocks where the price is not already fully exploited by other investors.

The fund will be relatively focused with regard to both position size and the industries comprising the health care sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on


THE HARTFORD MUTUAL FUNDS                                                     22

THE HARTFORD GLOBAL HEALTH FUND

narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the health care sector, including pharmaceuticals, medical products and health services. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Health care products and services are generally subject to government regulation, and changes in laws or regulations could adversely impact the market value of securities and the fund's overall performance. Government regulation could have a significant, adverse impact on the price and availability of a company's products and services. Lawsuits and regulatory proceedings which may be brought against the issuers of securities could also adversely impact the market value of securities and the fund's overall performance. Companies in which the fund may invest can be significantly affected by, among other things, patent considerations, intense competition and rapid technological change and obsolescence.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. No performance information is provided for Class I shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class A shares of the fund (Class A shares are not offered in this prospectus) and indicate the risks of investing in the fund. The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class I shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class I shares for the periods presented in the bar chart would have been higher than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns for Class A shares on a before-tax and after-tax basis. Returns are shown for only Class A shares and will vary for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


THE HARTFORD MUTUAL FUNDS                                                     23

THE HARTFORD GLOBAL HEALTH FUND

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)




                               (PERFORMANCE GRAPH)

2001     1.47%
2002   -17.62%
2003    31.12%
2004    11.85%
2005    11.88%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                                 LIFE OF FUND
                                                            1 YEAR   5 YEARS   (SINCE 05/01/00)
                                                            ------   -------   ----------------
Class A Return Before Taxes                                  ____%    ____%        ____%
Class A Return After Taxes on Distributions                  ____%    ____%        ____%
Class A Return After Taxes on Distributions and Sale of
   Fund Shares                                               ____%    ____%        ____%
S&P 500 Index (reflects no deduction for fees, expenses
   or taxes)                                                 ____%    ____%        ____% (1)
Goldman Sachs Health Care Index (reflects no deduction
   for fees, expenses or taxes)                              ____%    ____%        ____% (1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Goldman Sachs Health Care Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.


(1)  Return is from 4/30/00 - 12/31/06.



THE HARTFORD MUTUAL FUNDS                                                     24

THE HARTFORD GLOBAL HEALTH FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                            CLASS I
                                                            -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
      percentage of offering Price                           None
   Maximum deferred sales charge (load) (as a percentage
      of purchase price or redemption proceeds, whichever
      is less)                                               None
   Exchange fees                                             None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                        0.90%
   Distribution and service (12b-1) fees                     None
   Other expenses(2)                                         0.46%
   Total annual operating expenses(1)(2)(3)                  1.36%






(1) Effective November 1, 2006, HIFSCO has permanently reduced its management schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 1.00% to 0.90%.



(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year. This undertaking may be amended or withdrawn at any time.



(3) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class I shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.35%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:


EXPENSES (WITH OR WITHOUT REDEMPTION)
-------------------------------------
Year 1                                  $____
Year 3                                  $____
Year 5                                  $____
Year 10                                 $____



THE HARTFORD MUTUAL FUNDS                                                     25

THE HARTFORD GROWTH FUND

INVESTMENT GOAL. The Hartford Growth Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include substantial growth, superior business management, strong cash flow generation, high margins, high return on capital, a strong balance sheet and a leadership position within the industry. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Growth Index . [As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $___ million to $___ billion.] The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Wellington Management utilizes what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, cash flow and revenues.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. No performance information is provided for Class I shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class A shares of the fund (Class A shares are not offered in this prospectus) and indicate the risks of investing in the fund. The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.


[Because Class A shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class L [, M and N] shares (these classes are not offered in this prospectus), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A shares. Returns for the fund's Class A shares would have been substantially similar to those of the fund's Class L [, M and N] shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A shares are higher than for the Class L [, M and N] shares, respectively, Class A share returns would have been lower for the periods presented in the bar chart and table. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.]


The table shows returns for Class A shares on a before-tax and after-tax basis. Returns are shown for only Class A shares and will vary for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


THE HARTFORD MUTUAL FUNDS                                                     26

THE HARTFORD GROWTH FUND

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, the total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS A TOTAL RETURNS BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)




                              (PERFORMANCE GRAPH)

1997      23.80%
1998      29.63%
1999      34.67%
2000      -4.95%
2001     -14.60%
2002     -24.78%
2003      32.60%
2004      11.75%
2005       4.12%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).


(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                            1 YEAR   5 YEARS   10 YEARS
                                                            ------   -------   --------
Class A Return Before Taxes(1)                               ____%    ____%      ____%
Class A Return After Taxes on Distributions(1)               ____%    ____%      ____%
Class A Return After Taxes on Distributions and Sale of
   Fund Shares(1)                                            ____%    ____%      ____%
Russell 1000 Growth Index (reflects no deduction for
   fees, expenses or taxes)                                  ____%    ____%      ____%


INDEX: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.


(1) Class A shares commenced operations on February 19, 2002. Class A share performance prior to February 19, 2002 reflects Class L [, M and N] share performance and operating expenses less Class A share sales charges.



THE HARTFORD MUTUAL FUNDS                                                     27

THE HARTFORD GROWTH FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                            CLASS I
                                                            -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
      percentage of offering price                           None
   Maximum deferred sales charge (load) (as a percentage
      of purchase price or redemption proceeds, whichever
      is less)                                               None
   Exchange fees                                             None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
      Management fees                                        0.74%
   Distribution and service (12b-1) fees                     None
   Other expenses(1)                                         0.41%
   Total annual operating expenses(1)(2)                     1.15%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class I shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses to 1.08%. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:


EXPENSES (WITH OR WITHOUT REDEMPTION)
-------------------------------------
Year 1                                  $____
Year 3                                  $____
Year 5                                  $____
Year 10                                 $____



THE HARTFORD MUTUAL FUNDS                                                     28

THE HARTFORD GROWTH OPPORTUNITIES FUND


INVESTMENT GOAL. [The Hartford Growth Opportunities Fund seeks capital appreciation.]


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. No performance information is provided for Class I shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class A shares of the fund (Class A shares are not offered in this prospectus) and indicate the risks of investing in the fund. The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.


[Because Class A shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class L [, M and N] shares (these classes are not offered in this prospectus), respectively.
Returns in the table have been adjusted to reflect the sales charge structure of the Class A shares. Returns for the fund's Class A shares would have been substantially similar to those of the fund's Class L [, M and N] shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A shares are higher than for the Class L [, M and N] shares, respectively, Class A share returns would have been lower for the periods presented in the bar chart and table. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.]


The table shows returns for Class A shares on a before-tax and after-tax basis. Returns are shown for only Class A shares and will vary for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on


THE HARTFORD MUTUAL FUNDS                                                     29

THE HARTFORD GROWTH OPPORTUNITIES FUND

an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, the total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS A TOTAL RETURNS BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)




                               (PERFORMANCE GRAPH)

1997    13.74%
1998    18.97%
1999    53.67%
2000     3.47%
2001   -24.11%
2002   -28.44%
2003    43.61%
2004    16.13%
2005    15.63%
2006


During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).


(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                            1 YEAR   5 YEARS   10 YEARS
                                                            ------   -------   --------
Class A Return Before Taxes(1)                               ____%    ____%      ____%
Class A Return After Taxes on Distributions(1)               ____%    ____%      ____%
Class A Return After Taxes on Distributions and Sale of
Fund Shares(1)                                               ____%    ____%      ____%
Russell 3000 Growth Index (reflects no deduction for
fees, expenses or taxes)                                     ____%    ____%      ____%


INDEX: The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     30

THE HARTFORD GROWTH OPPORTUNITIES FUND


(1) Class A shares commenced operations on February 19, 2002. Class A share performance prior to February 19, 2002 reflects Class L [, M and N] share performance and operating expenses less Class A share sales charges.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                            CLASS I
                                                            -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
      percentage of offering price                           None
   Maximum deferred sales charge (load) (as a percentage
      of purchase price or redemption proceeds, whichever
      is less)                                               None
   Exchange fees                                             None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                           0.76%
   Distribution and service (12b-1) fees                     None
   Other expenses(1)                                         0.53%
   Total annual operating expenses(1)(2)                     1.29%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class I shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses to 1.11%. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:


EXPENSES (WITH OR WITHOUT REDEMPTION)
-------------------------------------
Year 1                                  $____
Year 3                                  $____
Year 5                                  $____
Year 10                                 $____



THE HARTFORD MUTUAL FUNDS                                                     31

THE HARTFORD INFLATION PLUS FUND

INVESTMENT GOAL. The Hartford Inflation Plus Fund seeks a total return that exceeds the rate of inflation over an economic cycle.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 65% of its net assets in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury. The fund may also invest in inflation-protected debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as corporations and foreign governments. Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to the smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The fund invests, under normal circumstances, at least 80% of its net assets in securities of "investment grade" quality. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") and S&P ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its net assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield - high risk securities" or "junk bonds". The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least "Aa3" by Moody's. The fund may also invest up to 10% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.

In addition to its investments in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury, the fund will opportunistically invest up to 35% of its net assets in other sectors, including, but not limited to, nominal treasury securities, corporate bonds, asset-backed securities, mortgage-related securities and commercial mortgage-backed securities. The fund may invest up to 35% of its net assets in securities of foreign issuers and non-dollar securities, including inflation-protected securities of foreign issuers. Such inflation-protected securities of foreign issuers are generally indexed to the inflation rates in their respective economies. The fund may also utilize securities lending arrangements and reverse repurchase transactions. The fund may utilize derivatives to manage portfolio risk and to replicate securities the fund could buy but that are not currently available in the market. Such derivatives may include (but are not limited to) swaps where the fund receives inflation-linked payments.

There is no limit on the maturity of debt securities held by the fund or the average maturity of the fund's portfolio.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy and inflation. Hartford Investment Management then selects individual securities to buy or sell from selected issuers that, from a real yield perspective, appear either attractive or unattractive. Hartford Investment Management will select issues by assessing such factors as security structure, break even inflation rates, a company's business environment, balance sheet, income statement, anticipated earnings and management team.

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.


THE HARTFORD MUTUAL FUNDS                                                     32

THE HARTFORD INFLATION PLUS FUND

Inflation-protected debt securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-protected debt security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Because the fund may invest in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities.

Because the fund may engage in securities lending arrangements, the fund is subject to the risk that delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities.

Reverse repurchase agreements carry the risk that the market value of the securities which the fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as collateralized borrowing by the fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of the fund and, therefore, increases the possibility of fluctuation in the fund's net asset value.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.


THE HARTFORD MUTUAL FUNDS                                                     33

THE HARTFORD INFLATION PLUS FUND

PAST PERFORMANCE. No performance information is provided for Class I shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class A shares of the fund (Class A shares are not offered in this prospectus) and indicate the risks of investing in the fund. The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class I shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class I shares for the periods presented in the bar chart would have been higher than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns for Class A shares on a before-tax and after-tax basis. Returns are shown for only Class A shares and will vary for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)




                               (PERFORMANCE GRAPH)

2003   6.68%
2004   6.94%
2005   1.91%
2006





During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



THE HARTFORD MUTUAL FUNDS                                                     34

THE HARTFORD INFLATION PLUS FUND


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                    LIFE OF FUND
                                                         1 YEAR   (SINCE 10/31/02)
                                                         ------   ----------------
Class A Return Before Taxes                               ____%         ____%
Class A Return After Taxes on Distributions               ____%         ____%
Class A Return After Taxes on Distributions and Sale
   of Fund shares                                         ____%         ____%
Lehman Brothers U.S. TIPS Index (reflects no deduction
   for fees, expenses or taxes)                           ____%         ____%


INDEX: The Lehman Brothers U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                          CLASS I
                                                         ---------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                       None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None
   Exchange fees                                           None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                      0.58%
   Distribution and service (12b-1) fees                   None
   Other expenses(2)                                       0.17%
   Total annual operating expenses(1)(2)(3)                0.75%


(1) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.48% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses are 0.65%.



(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year. This undertaking may be amended or withdrawn at any time.



(3) HIFSCO has agreed to limit permanently the total annual operating expenses of the Class I shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.75%. In addition, HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class I shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.60%. This policy may be discontinued at any time.



EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


THE HARTFORD MUTUAL FUNDS                                                     35

THE HARTFORD INFLATION PLUS FUND

You would pay the following expenses whether or not you redeemed your shares at the end of each period:


EXPENSES (WITH OR WITHOUT REDEMPTION)
-------------------------------------
Year 1                                                $____
Year 3                                                $____
Year 5                                                $____
Year 10                                               $____



THE HARTFORD MUTUAL FUNDS                                                     36

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND

INVESTMENT GOAL. The Hartford International Capital Appreciation Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its assets in equity securities of foreign issuers, including non-dollar securities. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. Although some consideration is given to ensuring country diversification, allocation of investments among countries is primarily the result of sector and security selection. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.


The fund's investment strategy is to invest in high-quality growth companies in international markets. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI EAFE Index. [As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $___ million to $___ billion.]


The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI EAFE Index is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers. The portfolio is fairly concentrated and may exhibit a relatively high degree of tracking risk.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Stocks of companies with market capitalizations above $2 billion as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks. If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated. An investment in the fund entails substantial market risk.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Wellington Management's investment strategy will influence performance significantly. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. No performance information is provided for Class I shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class A shares of the fund (Class A shares are not offered in this prospectus) and indicate the risks of investing in the fund. The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class I shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual


THE HARTFORD MUTUAL FUNDS                                                     37

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND

returns of the Class I shares for the periods presented in the bar chart would have been higher than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns for Class A shares on a before-tax and after-tax basis. Returns are shown for only Class A shares and will vary for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)




                               (PERFORMANCE GRAPH)

2002   -18.76%
2003    49.00%
2004    23.31%
2005     5.63%
2006





During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                    LIFE OF FUND
                                                         1 YEAR   (SINCE 4/30/01)
                                                         ------   ---------------
Class A Return Before Taxes                               ____%        ____%
Class A Return After Taxes on Distributions               ____%        ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%        ____%
MSCI EAFE Index (reflects no deduction for fees,
   expenses or taxes)                                     ____%        ____%
MSCI EAFE Growth Index (reflects no deduction for
   fees, expenses or taxes)                               ____%        ____%



THE HARTFORD MUTUAL FUNDS                                                     38

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND

INDEX: The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. You cannot invest directly in an index.

The Morgan Stanley Capital International Europe, Australasia and Far East Growth Index ("MSCI EAFE Growth Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the growth securities within the MSCI EAFE Index. You cannot invest directly in an index.

The fund has changed its benchmark from the MSCI EAFE Index to the MSCI EAFE Growth Index because the fund's investment manager believes that the MSCI EAFE Growth Index is better suited to the investment strategy of the fund.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS I
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption         None
      proceeds, whichever is less)
   Exchange fees                                         None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                    0.90%
   Distribution and service (12b-1) fees                 None
   Other expenses(2)                                     0.52%
   Total annual operating expenses(1)(2)(3)              1.42%






(1) Effective November 1, 2006, HIFSCO has permanently reduced its management schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 1.00% to 0.90%.



(2) "Other expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year. This undertaking may be amended or withdrawn at any time.


(3) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class I shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.35%. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:


EXPENSES (WITH OR WITHOUT REDEMPTION)
-------------------------------------
Year 1                                  $____
Year 3                                  $____
Year 5                                  $____
Year 10                                 $____



THE HARTFORD MUTUAL FUNDS                                                     39

THE HARTFORD MIDCAP GROWTH FUND



INVESTMENT GOAL. The Hartford MidCap Growth Fund seeks growth of capital.



PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in growth style stocks. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the range of companies in the Russell MidCap Growth Index. [As of _____, the market capitalization of companies included in this index ranged from approximately $___ million to $___ billion.]



The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.



MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.



If the fund's sub-adviser, Hartford Investment Management Company ("Hartford Investment Management"), incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Hartford Investment Management had anticipated.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.



Hartford Investment Management's investment strategy will influence performance significantly. If Hartford Investment Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.



PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.



YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.



SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     [5.50]%
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)
   Exchange fees                                         None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                       [____]%
   Distribution and service (12b-1) fees                 None
   Other expenses(2)(3)                                  [____]%
   Total annual operating expenses(2)(3)(4)              [____]%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class I shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."



(2)  Estimated amounts for the current fiscal year.



(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



THE HARTFORD MUTUAL FUNDS                                                     40

THE HARTFORD MIDCAP GROWTH FUND



(4) HIFSCO has voluntarily agreed through _____ to limit the total annual operating expenses of the Class I shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to ____%.



EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



You would pay the following expenses if you redeemed your shares at the end of each period:



EXPENSES (WITH REDEMPTION)                               CLASS I
--------------------------                               -------
Year 1                                                    $____
Year 3                                                    $____



You would pay the following expenses if you did not redeem your shares:



EXPENSES (WITHOUT REDEMPTION)                            CLASS I
-----------------------------                            -------
Year 1                                                    $____
Year 3                                                    $____



THE HARTFORD MUTUAL FUNDS                                                     41

THE HARTFORD SELECT SMALLCAP VALUE FUND



INVESTMENT GOAL. The Hartford Select SmallCap Value Fund seeks capital appreciation.



PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in value style stocks of small capitalization companies. Under normal circumstances, the fund pursues its objective by investing at least 80% of its assets in common stocks of small companies, focusing on those companies whose stock prices are believed to be undervalued. Small companies are those whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Value Index ($___ billion as of December 31, 2006). This average is updated monthly. In certain unusual circumstances, the fund may be unable to remain invested at this level in securities of companies with the stated market capitalization. The fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.



The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who adhere to distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected three different asset managers for the day-to-day portfolio management of the fund: Kayne Anderson Rudnick Investment Management, LLC, Metropolitan West Capital Management, LLC and SSgA Funds Management, Inc. Each sub-adviser acts independently of the others and uses its own methodology for selecting investments.



Kayne Anderson Rudnick Investment Management, LLC's ("KAR") investment philosophy is that strong risk-adjusted returns can be achieved through investment in high quality companies purchased at reasonable prices. KAR utilizes a disciplined, bottom up, fundamental approach to identify companies with rising free cash flow, high reinvestment rate, and strong financial characteristics. The major guideline that drives KAR's portfolio construction process is quality. KAR defines quality as a company that has market dominance with sustainable competitive advantages, a strong management team that has a strategic vision and a strong shareholder orientation, financial strength, and consistent growth.



Metropolitan West Capital Management, LLC ("MetWest Capital") believes a team of highly experienced investors who (1) research high-quality businesses from an objective perspective, (2) invest in small cap companies selling below fair value and (3) identify clear catalysts to help realize full value within a defined time frame will produce superior long-term returns for their clients with lower-than-market risk. MetWest Capital's approach is driven by fundamental research and utilizes a long-term focus that takes advantage of opportunities presented by short-term anomalies in high-quality businesses. MetWest Capital concentrates on selecting unique individual investments utilizing a low-risk, value-oriented methodology. MetWest Capital requires the existence of one or more factors, or catalysts, that they consider an impetus for change at the companies in which they invest. In other words, MetWest Capital determines why an undervalued security is accorded a discount by other investors and what will change to eliminate that discount over their investment horizon (typically two to three years).



SSgA Funds Management, Inc.'s ("SSgA") enhanced small cap value strategy is designed to draw on elements of passive and active investing to create a portfolio with similar characteristics to the Russell 2000 Value Index, but that also has the potential to provide excess returns. SSgA adheres to a quantitatively driven investment process through the usage of a multi factor model that assigns a ranking to each stock based on growth, valuation, and sentiment characteristics. The research process seeks to pinpoint stocks that are undervalued by the market, but possess superior earnings growth potential. The sentiment component helps determine whether or not it is a good time to purchase or hold a security based on the conviction of the marketplace. Risk controls seek to ensure that the strategy does not have a style or size bias relative to the Russell 2000 Value Index.



MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.



The sub-advisers' investment strategies will influence performance significantly. If a sub-adviser's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.



The investment styles employed by the fund's sub-advisers may not be complementary. The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.



Stocks of small companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer



THE HARTFORD MUTUAL FUNDS                                                     42

THE HARTFORD SELECT SMALLCAP VALUE FUND



from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Such stocks may also pose greater liquidity risks. Additionally, overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.



The fund's investments are often focused in a small number of business sectors, which may pose greater liquidity risk and increases the risk of the fund should adverse economic developments occur in one of those sectors. In addition, the fund may invest in certain securities with unique risks, such as special situations. Special situations are companies about to undergo a structural, financial or management change, which may significantly affect the value of their securities.



PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.



YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.



SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     [5.50]%
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)
   Exchange fees                                         None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                       [____]%
   Distribution and service (12b-1) fees                 None
   Other expenses(2)(3)                                  [____]%
   Total annual operating expenses(2)(3)(4)              [____]%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class I shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."



(2)  Estimated amounts for the current fiscal year.



(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed through _____ to limit the total annual operating expenses of the Class I shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to ____%.



EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



You would pay the following expenses if you redeemed your shares at the end of each period:



EXPENSES (WITH REDEMPTION)                               CLASS I
--------------------------                               -------
Year 1                                                    $____
Year 3                                                    $____



You would pay the following expenses if you did not redeem your shares:



EXPENSES (WITHOUT REDEMPTION)                            CLASS I
-----------------------------                            -------
Year 1                                                    $____
Year 3                                                    $____



THE HARTFORD MUTUAL FUNDS                                                     43

THE HARTFORD SMALL COMPANY FUND


INVESTMENT GOAL. The Hartford Small Company Fund seeks growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2006, this range was between approximately $___ million and $___ billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.

Hartford Investment Management will seek growth of capital as its investment goal, through investing primarily in small capitalization companies, and will evaluate securities using what is sometimes referred to as a "bottom-up" approach (the use of fundamental analysis to identify specific securities for purchase or sale). However, Hartford Investment Management will do so with an investment strategy that complements Wellingtons Management's investment strategy.


Through fundamental analysis, Wellington Management identifies companies that it believes have substantial potential for capital appreciation. Wellington Management selects securities of companies that, in its opinion:


     -    have potential for above-average earnings growth,

     -    are undervalued in relation to their investment potential,

     - have positive business and/or fundamental financial characteristics that are overlooked or misunderstood by investors, or

     - are relatively obscure and undiscovered by the overall investment community.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The sub-adviser's investment strategy will influence performance significantly. If a sub-adviser's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money. In addition, if a sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.

The investment styles employed by the fund's sub-advisers may not be complementary. The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic


THE HARTFORD MUTUAL FUNDS                                                     44

THE HARTFORD SMALL COMPANY FUND


environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. No performance information is provided for Class I shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class A shares of the fund (Class A shares are not offered in this prospectus) and indicate the risks of investing in the fund. The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class I shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class I shares for the periods presented in the bar chart would have been higher than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns for Class A shares on a before-tax and after-tax basis. Returns are shown for only Class A shares and will vary for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

Hartford Investment Management became a subadviser effective June 12, 2006. Performance information represents performance of Wellington Management.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)




                               (PERFORMANCE GRAPH)

1997    19.28%
1998    10.46%
1999    65.66%
2000   -13.12%
2001   -15.84%
2002   -30.54%
2003    55.40%
2004    11.37%
2005    20.54%
2006


THE HARTFORD MUTUAL FUNDS                                                     45

THE HARTFORD SMALL COMPANY FUND



During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
Class A Return Before Taxes                               ____%    ____%    ____%
Class A Return After Taxes on Distributions               ____%    ____%    ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%    ____%    ____%
Russell 2000 Growth Index (reflects no deduction for
   fees, expenses or taxes)                               ____%    ____%    ____%


INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.




YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                          CLASS I
                                                         --------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering Price                     None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption         None
      proceeds, whichever is less)
   Exchange fees                                         None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                       0.85%
   Distribution and service (12b-1) fees                 None
   Other expenses(1)                                     0.47%
   Total annual operating expenses(2)                    1.32%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year. This undertaking may be amended or withdrawn at any time.


(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class I shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.15%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:


THE HARTFORD MUTUAL FUNDS                                                     46

THE HARTFORD SMALL COMPANY FUND



EXPENSES (WITH OR WITHOUT REDEMPTION)
-------------------------------------
Year 1                                                   $____
Year 3                                                   $____
Year 5                                                   $____
Year 10                                                  $____



THE HARTFORD MUTUAL FUNDS                                                     47

THE HARTFORD SMALLCAP GROWTH FUND

INVESTMENT GOAL. The Hartford SmallCap Growth Fund seeks to maximize short- and long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that Wellington Management believes have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. [As of December 31, 2006, this range was between approximately $___ million and $___ billion.] The fund's portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.



The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.



In order to achieve the fund's goal of maximizing short- and long-term capital appreciation, Wellington Management constructs the fund's portfolio stock by stock, an investment approach Wellington Management refers to as "bottom-up." In constructing the fund's portfolio, Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking. Under Wellington Management, the fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. Global Industry Analyst ratings are based upon fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive valuation and timeliness measures. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.



Hartford Investment Management seeks to achieve the fund's goal of maximizing short- and long-term capital appreciation through investing primarily in small capitalization companies and using a bottom-up approach. Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.





MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.


If the sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.



THE HARTFORD MUTUAL FUNDS                                                     48

THE HARTFORD SMALLCAP GROWTH FUND

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


The sub-adviser's investment strategy will influence performance significantly. If the sub-adviser's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


The investment styles employed by the fund's sub-advisers may not be complementary. The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.


PAST PERFORMANCE. No performance information is provided for Class I shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class A shares of the fund (Class A shares are not offered in this prospectus) and indicate the risks of investing in the fund. The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.


[Because Class A shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class L [, M and N] shares (these classes are not offered in this prospectus), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A shares. Returns for the fund's Class A shares would have been substantially similar to those of the fund's Class L [, M and N] shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A shares are higher than for the Class L [, M and N] shares, respectively, Class A share returns would have been lower for the periods presented in the bar chart and table. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.]


The table shows returns for Class A shares on a before-tax and after-tax basis. Returns are shown for only Class A shares and will vary for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.


Hartford Investment Management became a subadviser effective [November 2006]. Performance information represents performance of Wellington Management.


CLASS A TOTAL RETURNS BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)


THE HARTFORD MUTUAL FUNDS                                                     49

THE HARTFORD SMALLCAP GROWTH FUND




                              (PERFORMANCE GRAPH)

1997     1.52%
1998    19.85%
1999   111.43%
2000   -13.95%
2001   -21.97%
2002   -29.08%
2003    49.28%
2004    15.12%
2005     9.74%
2006





During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).


(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.


THE HARTFORD MUTUAL FUNDS                                                     50

THE HARTFORD SMALLCAP GROWTH FUND


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
Class A Return Before Taxes(1)                            ____%    ____%      ____%
Class A Return After Taxes on Distributions(1)            ____%    ____%      ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares(1)                                      ____%    ____%      ____%
Russell 2000 Growth Index (reflects no deduction for
   fees, expenses or taxes)                               ____%    ____%      ____%


INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

(1) Class A shares commenced operations on February 19, 2002. Class A share performance prior to February 19, 2002 reflects Class L, M and N share performance and operating expenses less Class A share sales charges.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                          CLASS I
                                                         --------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None
   Exchange fees                                         None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                       0.87%
   Distribution and service (12b-1) fees                 None
   Other expenses(1)                                     0.50%
   Total annual operating expenses(2)                    1.37%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class I shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.15%. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:


THE HARTFORD MUTUAL FUNDS                                                     51

THE HARTFORD SMALLCAP GROWTH FUND


EXPENSES (WITH OR WITHOUT REDEMPTION)
-------------------------------------
Year 1                                  $____
Year 3                                  $____
Year 5                                  $____
Year 10                                 $____



THE HARTFORD MUTUAL FUNDS                                                     52

THE HARTFORD TOTAL RETURN BOND FUND

INVESTMENT GOAL. The Hartford Total Return Bond Fund seeks a competitive total return, with income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers. The fund normally invests at least 70% of its portfolio in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated below investment grade. Any security rated "Ba" by Moody's or "BB" by S&P or lower, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, are below investment grade. Securities rated below investment grade are commonly referred to as "high yield - high risk" or "junk bonds". The fund may also invest up to 10% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund's portfolio. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities from selected industries that, from a total return perspective, appear to be attractive. Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team.


For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded [___%.]


MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield - high risk bond prices can fall on bad news about the economy, an industry or a company.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of


THE HARTFORD MUTUAL FUNDS                                                     53

THE HARTFORD TOTAL RETURN BOND FUND

fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. No performance information is provided for Class I shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class A shares of the fund (Class A shares are not offered in this prospectus) and indicate the risks of investing in the fund. The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class I shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class I shares for the periods presented in the bar chart would have been higher than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns for Class A shares on a before-tax and after-tax basis. Returns are shown for only Class A shares and will vary for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)




                               (PERFORMANCE GRAPH)

1997   10.80%
1998    7.48%
1999   -2.71%
2000   11.26%
2001    7.73%
2002    9.28%
2003    7.14%
2004    3.93%
2005    1.72%
2006





THE HARTFORD MUTUAL FUNDS                                                     54

THE HARTFORD TOTAL RETURN BOND FUND


During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
Class A Return Before Taxes                               ____%    ____%    ____%
Class A Return After Taxes on Distributions               ____%    ____%    ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%    ____%    ____%
Lehman Brothers U.S. Aggregate Bond Index (reflects no
   deduction for fees, expenses or taxes)                 ____%    ____%    ____%


INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.




YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS I
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None
   Exchange fees                                         None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                    0.55%
   Distribution and service (12b-1) fees                 None
   Other expenses(2)                                     0.36%
   Total annual operating expenses(1)(2)(3)              0.91%






(1) Effective November 1, 2006, HIFSCO has permanently reduced its management schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.63% to 0.55%.



(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year. This undertaking may be amended or withdrawn at any time.



THE HARTFORD MUTUAL FUNDS                                                     55

THE HARTFORD TOTAL RETURN BOND FUND


(3) HIFSCO has agreed to limit permanently the total annual operating expenses of the Class I shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.75%.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:


EXPENSES (WITH OR WITHOUT REDEMPTION)
-------------------------------------
Year 1                                  $____
Year 3                                  $____
Year 5                                  $____
Year 10                                 $____



THE HARTFORD MUTUAL FUNDS                                                     56

THE HARTFORD VALUE OPPORTUNITIES FUND

INVESTMENT GOAL. The Hartford Value Opportunities Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that Wellington Management believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its price-to-earnings ratio, issuer's earnings power, and growth potential. Stocks are selected whose issuers have the most compelling blend of the following attributes:

     -    high fundamental investment value,

     -    a strong management team, and

     -    strong industry position.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. No performance information is provided for Class I shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class A shares of the fund (Class A shares are not offered in this prospectus) and indicate the risks of investing in the fund. The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.


[Because Class A shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class L [, M and N] shares (these classes are not offered in this prospectus), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A shares. Returns for the fund's Class A shares would have been substantially similar to those of the fund's Class L [, M and N] shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A shares are higher than for the Class L [, M and N] shares, respectively, Class A share returns would have been lower for the periods presented in the bar chart and table. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.]



THE HARTFORD MUTUAL FUNDS                                                     57

THE HARTFORD VALUE OPPORTUNITIES FUND

The table shows returns for Class A shares on a before-tax and after-tax basis. Returns are shown for only Class A shares and will vary for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)




                               (PERFORMANCE GRAPH)

1997     24.81%
1998      8.38%
1999      8.84%
2000     18.84%
2001     -3.99%
2002    -25.57%
2003     40.85%
2004     17.90%
2005      7.51%
2006





During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).


(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                         1 YEAR   5 YEARS   10 YEARS
                                                         ------   -------   --------
Class A Return Before Taxes(1)                            ____%    ____%      ____%
Class A Return After Taxes on Distributions(1)            ____%    ____%      ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares(1)                                      ____%    ____%      ____%
Russell 3000 Value Index (reflects no deduction for
   fees, expenses or taxes)                               ____%    ____%      ____%
Russell 1000 Value Index (reflects no deduction for
   fees, expenses or taxes)                               ____%    ____%      ____%


INDEX: The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     58

THE HARTFORD VALUE OPPORTUNITIES FUND

The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

(1) Class A shares commenced operations on February 19, 2002. Class A share performance prior to February 19, 2002 reflects Class L, M and N share performance and operating expenses less Class A share sales charges.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS I
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases
      as a percentage of offering price                  None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None
   Exchange fees                                         None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                       0.92%
   Distribution and service (12b-1) fees                 None
   Other expenses(1)                                     0.45%
   Total annual operating expenses(1)(2)                 1.37%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class I shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.15%. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:


EXPENSES (WITH OR WITHOUT REDEMPTION)
-------------------------------------
Year 1                                  $____
Year 3                                  $____
Year 5                                  $____
Year 10                                 $____



THE HARTFORD MUTUAL FUNDS                                                     59

THE HARTFORD EQUITY GROWTH ALLOCATION FUND



INVESTMENT GOAL. The Hartford Equity Growth Allocation Fund seeks long-term capital appreciation.



PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of domestic and international equity funds. It does this by investing in a combination of other Hartford Mutual Funds -the Underlying Funds-through the implementation of a strategic asset allocation strategy.



In seeking the fund's investment objective, HIFSCO's investment strategies include:



     - Allocating the fund's assets among Class Y shares of Underlying Funds (both domestic and international equity funds) based on the fund's investment objective and on internally generated research.


     - Under normal market conditions, allocating the fund's investments in the Underlying Funds generally to achieve 100% of assets in equity funds, although this percentage may vary from time to time.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.


     - HIFSCO may also use various techniques, such as buying and selling futures contracts and exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS


DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund


GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund


THE HARTFORD MUTUAL FUNDS                                                     60

THE HARTFORD EQUITY GROWTH ALLOCATION FUND


The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund


The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.



UNDERLYING FUNDS AS OF DECEMBER 31, 2006


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Leaders Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments and others. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details, please refer to the section entitled "Principal Investment Strategy" in the Class Y shares prospectus for each of the Underlying Funds listed above. A Class Y shares prospectus may be obtained from your financial representative.

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk and value investing risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.


ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.


As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


THE HARTFORD MUTUAL FUNDS                                                     61

THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND

Because the fund, through an Underlying Fund, may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.

PAST PERFORMANCE. No performance information is provided for Class I shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class A shares of the fund (Class A shares are not offered in this prospectus) and indicate the risks of investing in the fund. The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class I shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class I shares for the periods presented in the bar chart would have been higher than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns for Class A shares on a before-tax and after-tax basis. Returns are shown for only Class A shares and will vary for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)





                               (PERFORMANCE GRAPH)

2005    8.12%
2006





THE HARTFORD MUTUAL FUNDS                                                     62

THE HARTFORD EQUTIY GROWTH ALLOCATION FUND



During the period shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                   LIFE OF FUND
                                                         1 YEAR   (SINCE 5/28/04)
                                                         ------   ---------------
Class A Return Before Taxes                               ____%        ____%
Class A Return After Taxes on Distributions               ____%        ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%        ____%
S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)                                     ____%        ____%(1)


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.


(1)  Return is from 5/31/2004 - 12/31/2006.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                                         CLASS I
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases
      as a percentage of offering price                  None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None
   Exchange fees                                         None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                    0.15%
   Distribution and service (12b-1) fees                 None
   Other expenses(2)                                     0.40%
   Acquired Fund (Underlying Fund) fees and expenses     0.96%
   Total annual operating expenses (1)(2)(3)             1.51%



(1) Effective November 1, 2006, HIFSCO has permanently reduced its management schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.20% to 0.15%.



(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year. This undertaking may be amended or withdrawn at any time.



THE HARTFORD MUTUAL FUNDS                                                     63

THE HARTFORD EQUITY GROWTH ALLOCATION FUND



(3) HIFSCO has voluntarily agreed to limit the total annual operating expenses, including underlying fund fees and expenses, of the Class I shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.35%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)
--------------------------
Year 1                       $_____
Year 3                       $_____
Year 5                       $  850
Year 10                      $1,856



THE HARTFORD MUTUAL FUNDS                                                     64

THE HARTFORD GROWTH ALLOCATION FUND

INVESTMENT GOAL. The Hartford Growth Allocation Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of domestic and international equity funds, and generally with a small portion of assets in fixed income funds. It does this by investing in a combination of other Hartford Mutual Funds -the Underlying Funds- through the implementation of a strategic asset allocation strategy.


In seeking the fund's investment objective, HIFSCO's investment strategies include:


     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.


     - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 80% of assets in equity funds and approximately 20% of assets in fixed income funds, although these percentages may vary from time to time. The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.


     - HIFSCO may also use various techniques, such as buying and selling futures contracts and exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund


The Hartford LargeCap Growth Fund


The Hartford MidCap Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund


THE HARTFORD MUTUAL FUNDS                                                     65

THE HARTFORD GROWTH ALLOCATION FUND

The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund


The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.



UNDERLYING FUNDS AS OF DECEMBER 31, 2006


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Leaders Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME FUNDS
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. The Underlying Funds may also invest in debt securities, primarily of U.S. issuers. The debt securities may include government and corporate securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by HIFSCO. For further details, please refer to the section entitled "Principal Investment Strategy" in the Class Y


THE HARTFORD MUTUAL FUNDS                                                     66

THE HARTFORD GROWTH ALLOCATION FUND

shares prospectus for each of the Underlying Funds listed above. A Class Y shares prospectus may be obtained from your financial representative.

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.

PAST PERFORMANCE. No performance information is provided for Class I shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class A shares of the fund (Class A shares are not offered in this prospectus) and indicate the risks of investing in the fund. The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class I shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class I shares for the periods presented in the bar chart would have been higher than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.


THE HARTFORD MUTUAL FUNDS                                                     67

THE HARTFORD GROWTH ALLOCATION FUND

The table shows returns for Class A shares on a before-tax and after-tax basis. Returns are shown for only Class A shares and will vary for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)





                               (PERFORMANCE GRAPH)

2005    7.29%





During the period shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                   LIFE OF FUND
                                                         1 YEAR   (SINCE 5/28/04)
                                                         ------   ---------------
Class A Return Before Taxes                               ____%      ____%
Class A Return After Taxes on Distributions               ____%      ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%      ____%
S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)                                     ____%      ____%(1)
Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees, expenses or taxes)    ____%      ____%(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     68

THE HARTFORD GROWTH ALLOCATION FUND


(1)  Return is from 5/31/2004 - 12/31/2006.



THE HARTFORD MUTUAL FUNDS                                                     69

THE HARTFORD GROWTH ALLOCATION FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                                         CLASS I
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases
      as a percentage of offering price                  None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None
   Exchange fees                                         None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                    0.15%
   Distribution and service (12b-1) fees                 None
   Other expenses (2)                                    0.27%
   Acquired Fund (Underlying Fund) fees and expenses     0.91%
   Total annual operating expenses(1)(2)(3)              1.33%






(1) Effective November 1, 2006, HIFSCO has permanently reduced its management schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.20% to 0.15%.



(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year. This undertaking may be amended or withdrawn at any time.



(3) HIFSCO has voluntarily agreed to limit the total annual operating expenses, including underlying fund fees and expenses, of the Class I shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.25%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:


EXPENSES (WITH OR WITHOUT REDEMPTION)
-------------------------------------
Year 1                                  $____
Year 3                                  $____
Year 5                                  $____
Year 10                                 $____



THE HARTFORD MUTUAL FUNDS                                                     70

THE HARTFORD BALANCED ALLOCATION FUND

INVESTMENT GOAL. The Hartford Balanced Allocation Fund seeks long-term capital appreciation and income.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of domestic and international equity funds and fixed income funds. It does this by investing in a combination of other Hartford Mutual Funds -the Underlying Funds- through the implementation of a strategic asset allocation strategy.


In seeking the fund's investment objective, HIFSCO's investment strategies include:


     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.


     - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 60% of assets in equity funds and approximately 40% of assets in fixed income funds, although these percentages may vary from time to time. The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.


     - HIFSCO may also use various techniques, such as buying and selling futures contracts and exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund


The Hartford LargeCap Growth Fund


The Hartford MidCap Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund


THE HARTFORD MUTUAL FUNDS                                                     71

THE HARTFORD BALANCED ALLOCATION FUND

The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund


The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.



UNDERLYING FUNDS AS OF DECEMBER 31, 2006


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Leaders Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. The Underlying Funds may also


THE HARTFORD MUTUAL FUNDS                                                     72

THE HARTFORD BALANCED ALLOCATION FUND

invest in debt securities, primarily of U.S. issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by HIFSCO. For further details, please refer to the section entitled "Principal Investment Strategy" in the Class Y shares prospectus for each of the Underlying Funds listed above. A Class Y shares prospectus may be obtained from your financial representative.

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.

PAST PERFORMANCE. No performance information is provided for Class I shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class A shares of the fund (Class A shares are not offered in this prospectus) and indicate the risks of investing in the fund. The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time


THE HARTFORD MUTUAL FUNDS                                                     73

THE HARTFORD BALANCED ALLOCATION FUND

compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class I shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class I shares for the periods presented in the bar chart would have been higher than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns for Class A shares on a before-tax and after-tax basis. Returns are shown for only Class A shares and will vary for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)





                               (PERFORMANCE GRAPH)

2005   6.31%
2006





During the period shown in the bar chart, the highest quarterly return was ___% (___ quarter, ___) and the lowest quarterly return was ___% (___ quarter, ___).



THE HARTFORD MUTUAL FUNDS                                                     74

THE HARTFORD BALANCED ALLOCATION FUND


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                    LIFE OF FUND
                                                         1 YEAR   (SINCE 5/28/04)
                                                         ------   ---------------
Class A Return Before Taxes                               ____%       ____%
Class A Return After Taxes on Distributions               ____%       ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%       ____%
S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)                                     ____%       ____%(1)
Lehman Brothers U.S. Aggregate Bond Index (reflects no
   deduction for fees, expenses or taxes)                 ____%       ____%(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


(1)  Return is from 5/31/2004 - 12/31/2006.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                                         CLASS I
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                      None
   Maximum deferred sales charge (load) (as a percentage
      of purchase price or redemption proceeds,
      whichever is less)                                  None
   Exchange fees                                          None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                     0.15%
   Distribution and service (12b-1) fees                  None
   Other expenses(2)                                      0.21%
   Acquired Fund (Underlying Fund) fees and expenses      0.85%
   Total annual operating expenses (1)(2)(3)              1.21%






(1) Effective November 1, 2006, HIFSCO has permanently reduced its management schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.20% to 0.15%.



(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year. This undertaking may be amended or withdrawn at any time.



(3) HIFSCO has voluntarily agreed to limit the total annual operating expenses, including underlying fund fees and expenses, of the Class I shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.15%. This policy may be discontinued at any time.



THE HARTFORD MUTUAL FUNDS                                                     75

THE HARTFORD BALANCED ALLOCATION FUND

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:


EXPENSES (WITH OR WITHOUT REDEMPTION)
-------------------------------------
Year 1                                                   $____
Year 3                                                   $____
Year 5                                                   $____
Year 10                                                  $____



THE HARTFORD MUTUAL FUNDS                                                     76

THE HARTFORD CONSERVATIVE ALLOCATION FUND

INVESTMENT GOAL. The Hartford Conservative Allocation Fund seeks current income and long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of funds, primarily made up of fixed income funds, and generally with a smaller allocation to equity funds. The equity fund allocation is intended to add diversification and enhance returns. It does this by investing in a combination of other Hartford Mutual Funds -the Underlying Funds- through the implementation of a strategic asset allocation strategy.


In seeking the fund's investment objective, HIFSCO's investment strategies include:


     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.


     - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 60% of assets in fixed income funds and approximately 40% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.

The Underlying Funds in which the fund may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund


The Hartford LargeCap Growth Fund


The Hartford MidCap Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund


THE HARTFORD MUTUAL FUNDS                                                     77

THE HARTFORD CONSERVATIVE ALLOCATION FUND

The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund


The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.



UNDERLYING FUNDS AS OF DECEMBER 31, 2006


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Leaders Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others. The Underlying Funds may invest in securities of domestic and/or foreign companies. The Underlying Funds may invest in debt securities, primarily of U.S. issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by HIFSCO. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest primarily in securities of domestic companies. For further


THE HARTFORD MUTUAL FUNDS                                                     78

THE HARTFORD CONSERVATIVE ALLOCATION FUND

details, please refer to the section entitled "Principal Investment Strategy" in the Class Y shares prospectus for each of the Underlying Funds listed above. A Class Y shares prospectus may be obtained from your financial representative.

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, stock fund risk and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.

PAST PERFORMANCE. No performance information is provided for Class I shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class A shares of the fund (Class A shares are not offered in this prospectus) and indicate the risks of investing in the fund. The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class I shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual


THE HARTFORD MUTUAL FUNDS                                                     79

THE HARTFORD CONSERVATIVE ALLOCATION FUND

returns of the Class I shares for the periods presented in the bar chart would have been higher than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns for Class A shares on a before-tax and after-tax basis. Returns are shown for only Class A shares and will vary for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)





                               (PERFORMANCE GRAPH)

2005   4.68%
2006





During the period shown in the bar chart, the highest quarterly return was ___% (___ quarter, ___) and the lowest quarterly return was ___% (___ quarter, ___).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                    LIFE OF FUND
                                                         1 YEAR   (SINCE 5/28/04)
                                                         ------   ---------------
Class A Return Before Taxes                               ____%       ____%
Class A Return After Taxes on Distributions               ____%       ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%       ____%
S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)                                     ____%       ____%(1)
Lehman Brothers U.S. Aggregate Bond Index (reflects no
   deduction for fees, expenses or taxes)                 ____%       ____%(1)



THE HARTFORD MUTUAL FUNDS                                                     80

THE HARTFORD CONSERVATIVE ALLOCATION FUND

INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


(1)  Return is from 5/31/2004 - 12/31/2006.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                                         CLASS I
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                        None
   Exchange fees                                          None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                     0.15%
   Distribution and service (12b-1) fees                  None
   Other expenses(2)                                      0.18%
   Acquired Fund (Underlying Fund) fees and expenses      0.81%
   Total annual operating expenses(1)(2)(3)               1.14%






(1) Effective November 1, 2006, HIFSCO has permanently reduced its management schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.20% to 0.15%.



(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year. This undertaking may be amended or withdrawn at any time.



(3) HIFSCO has voluntarily agreed to limit the total annual operating expenses, including underlying fund fees and expenses, of the Class I shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.10%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


THE HARTFORD MUTUAL FUNDS                                                     81

THE HARTFORD CONSERVATIVE ALLOCATION FUND

You would pay the following expenses whether or not you redeemed your shares at the end of each period:


EXPENSES (WITH OR WITHOUT REDEMPTION)
-------------------------------------
Year 1                                  $____
Year 3                                  $____
Year 5                                  $____
Year 10                                 $____



THE HARTFORD MUTUAL FUNDS                                                     82

THE HARTFORD INCOME ALLOCATION FUND

INVESTMENT GOAL. The Hartford Income Allocation Fund seeks current income and, as a secondary objective, capital preservation.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goals through investment in a combination of fixed income funds. It does this by investing in a combination of other Hartford Mutual Funds -the Underlying Funds- through the implementation of a strategic asset allocation strategy.


In seeking the fund's investment objective, HIFSCO's investment strategies include:


     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.


     - Under normal market conditions, allocating the fund's investments in the Underlying Funds generally to achieve 100% of assets in fixed income funds. The fixed income funds in which the fund may invest will be comprised of fixed income funds investing in several asset classes of varying credit quality.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.


     - HIFSCO may also use various techniques, such as buying and selling futures contracts and exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund


The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.



UNDERLYING FUNDS AS OF DECEMBER 31, 2006


FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.


THE HARTFORD MUTUAL FUNDS                                                     83

THE HARTFORD INCOME ALLOCATION FUND

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them corporate bonds of varying credit quality, money market instruments and others. The Underlying Funds may invest in debt securities, primarily of U.S. issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by HIFSCO. For further details, please refer to the section entitled "Principal Investment Strategy" in the Class Y shares prospectus for each of the Underlying Funds listed above. A Class Y shares prospectus may be obtained from your financial representative.

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.

PAST PERFORMANCE. No performance information is provided for Class I shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class A shares of the fund (Class A shares are not offered in this prospectus) and indicate the risks of investing in the fund. The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.


THE HARTFORD MUTUAL FUNDS                                                     84

THE HARTFORD INCOME ALLOCATION FUND

The annual return variability of the fund's Class I shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class I shares for the periods presented in the bar chart would have been higher than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns for Class A shares on a before-tax and after-tax basis. Returns are shown for only Class A shares and will vary for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)





                               (PERFORMANCE GRAPH)

2005   1.60%
2006


During the period shown in the bar chart, the highest quarterly return was ___% (___ quarter, ___) and the lowest quarterly return was ___% (___ quarter, ___).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                    LIFE OF FUND
                                                         1 YEAR   (SINCE 5/28/04)
                                                         ------   ---------------
Class A Return Before Taxes                               ____%       ____%
Class A Return After Taxes on Distributions               ____%       ____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares                                         ____%       ____%
Lehman Brothers U.S. Aggregate Bond Index (reflects
   no deduction for fees, expenses or taxes)              ____%       ____%(1)


INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     85

THE HARTFORD INCOME ALLOCATION FUND


(1)  Return is from 5/31/2004 - 12/31/2006.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                                          CLASS I
                                                         ---------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering Price                      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                        None
   Exchange fees                                          None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                     0.15%
   Distribution and service (12b-1) fees                  None
   Other expenses(2)                                      0.31%
   Acquired Fund (Underlying Fund) fees and expenses      0.72%
   Total annual operating expenses(1)(2)(3)               1.18%






(1) Effective November 1, 2006, HIFSCO has permanently reduced its management schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.20% to 0.15%.



(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year. This undertaking may be amended or withdrawn at any time.



(3) HIFSCO has voluntarily agreed to limit the total annual operating expenses, including underlying fund fees and expenses, of the Class I shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.95%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:


EXPENSES (WITH OR WITHOUT REDEMPTION)
-------------------------------------
Year 1                                  $____
Year 3                                  $____
Year 5                                  $____
Year 10                                 $____



THE HARTFORD MUTUAL FUNDS                                                     86

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

INVESTMENT RISKS GENERALLY

Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

With respect to the funds of funds, each fund of funds' share price changes daily based on the performance of the Underlying Funds in which it invests. The ability of each fund of funds to meet its investment goal (or objective) is directly related to its target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals (or objectives). Each of the Underlying Funds in which the funds of funds invest is permitted a wide range of investment techniques. The Underlying Funds' risks are determined by the nature of the securities held and the portfolio management strategies used by the Underlying Funds. Because each of the funds of funds invests in the Underlying Funds, the Underlying Funds' portfolio management strategies and the attendant risks will affect shareholders of each of the funds of funds in direct proportion to the amount of assets the fund of funds allocates to each Underlying Fund.

The different types of securities, investments, and investment techniques used by each fund (or in the case of the funds of funds, the Underlying Funds) all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). All funds, except for Floating Rate Fund, Inflation Plus Fund and Income Allocation Fund, may invest in equity securities (through certain Underlying Funds in the case of the funds of funds) as part of their principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Hartford Fixed Income Funds and all of the funds of funds except the Aggressive Growth Allocation Fund (through certain Underlying Funds) may invest in debt securities as part of their principal investment strategy. As described below, an investment in certain of the funds entails special additional risks.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its principal investment strategy, each fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective.

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES


Each fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.



These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund (or in the case of a fund of funds, an Underlying Fund) to use hedging techniques even when they are available.



Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund's manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.



THE HARTFORD MUTUAL FUNDS                                                     87

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

The use of derivatives is a principal investment strategy for the Inflation Plus Fund only.

FOREIGN INVESTMENTS


The funds (through certain Underlying Funds in the case of a fund of funds), [except Select SmallCap Value Fund] [confirm], may invest in securities of foreign issuers and non-dollar securities and loans as part of their principal investment strategy.


Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or foreign borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund (through an Underlying Fund in the case of a fund of funds) to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund (through an Underlying Fund in the case of a fund of funds) has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund (through an Underlying Fund in the case of a fund of funds), or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS


Balanced Income Fund, Capital Appreciation Fund, Capital Appreciation II Fund and International Capital Appreciation Fund may invest in emerging markets as part of their principal investment strategy. All other funds (through certain Underlying Funds in the case of a fund of funds), except Inflation Plus Fund, MidCap Growth Fund and Select SmallCap Value Fund may invest in emerging markets, but not as a part of their principal investment strategy.


The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds (through certain Underlying Funds in the case of a fund of funds) may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES


Capital Appreciation II Fund, Global Health Fund, Growth Opportunities Fund, Select SmallCap Value Fund, Small Company Fund, SmallCap Growth Fund and Value Opportunities Fund may invest in securities of small capitalization companies as part of their principal investment strategy. Balanced Income Fund, Capital Appreciation Fund, Dividend and Growth Fund, Equity Income Fund, Growth Fund, International Capital Appreciation Fund, MidCap Growth Fund, Total Return Bond Fund, and all of the funds of funds,



THE HARTFORD MUTUAL FUNDS                                                     88

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

except the Income Allocation Fund (through certain Underlying Funds), may invest in securities of such companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources, may depend on or use a few key personnel for management, and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.


OTHER INVESTMENT COMPANIES



Each fund is permitted to invest in other investment companies, including investment companies which may not be registered under the Investment Company Act of 1940, as amended (the "1940 Act"), such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. The funds of funds are permitted to invest in a combination of other Hartford mutual funds (the Underlying Funds) as part of their principal investment strategy. Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.


A fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:

- "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

- "Qubes" (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

- "iShares," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

- "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a fund can generate brokerage expenses.


Generally, a fund, other than a fund of funds with respect to the Underlying Funds, will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.



THE HARTFORD MUTUAL FUNDS                                                     89

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

The following funds may have a relatively high portfolio turnover:

     -    Capital Appreciation II Fund

     -    Growth Opportunities Fund

     -    Inflation Plus Fund

     -    International Capital Appreciation Fund

     -    SmallCap Growth Fund

     -    Small Company Fund

     -    Total Return Bond Fund

The other funds (except the funds of funds) may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. The funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

TERMS USED IN THIS PROSPECTUS

Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Foreign issuers and foreign borrowers: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.

Non-dollar securities and loans: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

INVESTMENT POLICIES


Equity Income Fund, Floating Rate Fund, Global Health Fund, MidCap Growth Fund, Select SmallCap Value Fund, Small Company Fund, SmallCap Growth Fund and Total Return Bond Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name, as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met due to changes in value or capitalization of portfolio assets, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of the fund's board of directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.


"FUND OF FUNDS" STRUCTURE

The term "fund of funds" is used to describe mutual funds, such as the Aggressive Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund and Income Allocation Fund, that pursue their investment objectives by investing in other mutual funds. By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying


THE HARTFORD MUTUAL FUNDS                                                     90

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

Funds in which the fund of funds invests, in addition to the fund of funds' direct fees and expenses. Your cost of investing in the fund of funds, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you. Please see the Class Y shares prospectus for each of the Underlying Funds of the funds of funds for additional information. A Class Y shares prospectus may be obtained from your financial representative.


In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to you from an Underlying Fund. For example, HIFSCO may change the current asset allocation strategy among the Underlying Funds, or may invest in different funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal. HIFSCO expects that reallocation of Underlying Funds to occur quarterly although it may rebalance more frequently or less frequently as market conditions warrant. The effect of rebalancing on the fund and the Underlying Funds may increase transaction costs. However, HIFSCO attempts to minimize these costs. These transactions could increase or decrease the amount of gains, and could also affect the timing, amount and character of distributions.



It is the policy of HIFSCO to manage each fund in the best interests of its shareholders and to conduct the investment program for each fund without taking into account or the profitability of any Underlying Fund or affiliate. However, management of the funds entails special potential conflicts of interest for HIFSCO because the funds of funds invest in affiliated Underlying Funds. In general, certain of the Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others. HIFSCO may therefore have an incentive to allocate more of a fund's assets to the more profitable of these Underlying Funds, and fewer assets to the less profitable of these Underlying Funds. To mitigate such conflicts HIFSCO will implement various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds' board of directors.


SUMMARY COMPARISON OF THE FUNDS OF FUNDS

With respect to the five funds of funds contained in this Prospectus, HIFSCO invests each fund of funds' assets in a combination of other Hartford mutual funds: domestic and international equity funds and fixed income funds (Underlying Funds). The funds of funds differ primarily due to their asset allocations among these fund types. HIFSCO intends to manage each fund of funds according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or intend to attempt to capture short-term market opportunities. However, HIFSCO may modify the asset allocation strategy for any fund of funds and modify the selection of Underlying Funds for any fund of funds from time to time if it believes that doing so would better enable the fund of funds to pursue its investment goal.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each fund (through certain Underlying Funds in the case of a fund of funds) may invest in various securities and engage in various investment techniques which are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

DISCLOSURE OF PORTFOLIO HOLDINGS

The funds will disclose their complete calendar quarter-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each calendar quarter. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month (i) the five issuers that together constitute the largest portion of each fund's assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund's largest ten holdings (in the case of other funds). A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available (i) in the funds' SAI; and (ii) on the funds' website.


THE HARTFORD MUTUAL FUNDS                                                     91

MANAGEMENT OF THE FUNDS

THE INVESTMENT MANAGER


Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager to each fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with approximately $295 billion in assets as of March 31, 2006. At the same time, HIFSCO had approximately $33 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for each fund of funds and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.


The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

LITIGATION AND REGULATORY ACTIONS


There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual fund related issues. The Hartford has received requests for information and subpoenas from the Securities and Exchange Commission ("SEC"), subpoenas from the New York Attorney General's Office, a subpoena from the Connecticut Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. In addition, the SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing and the SEC's Division of Enforcement is investigating aspects of The Hartford's variable annuity and mutual funds operations related to directed brokerage and revenue sharing. The Hartford discontinued the use of directed brokerage in recognition of mutual fund sales in late 2003. The Hartford continues to cooperate fully with the SEC, the New York Attorney General's Office, the Connecticut Attorney General's Office and other regulatory agencies in these matters.



Except as described below, to date, none of these investigations have resulted in the initiation of any formal action against The Hartford by these regulators. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in active discussions with the SEC and the New York Attorney General's Office. The potential timing of any resolution of any of these matters or the initiation of any formal action by any of these regulators is difficult to predict. The Hartford does not expect any such action to result in a material adverse effect on the funds. However, if the SEC or another regulatory agency brings an action seeking injunctive relief, the funds' adviser and/or sub-advisers could be barred from serving in their advisory capacity unless relief is obtained from the SEC. There can be no assurance that such relief, if sought, will be granted.



On November 8, 2006, The Hartford reached a settlement with the SEC that resolves issues related to the SEC's investigation into the use of directed brokerage and revenue sharing in mutual fund and variable annuity sales. The settlement with the SEC is reflected in an order of the SEC. The order states that The Hartford improperly benefited by using directed brokerage to reduce its revenue sharing obligations to broker-dealers without disclosing that benefit to mutual fund shareholders or to the Board of Directors of the mutual funds. The brokerage allocation practices which were the subject of this settlement were discontinued in 2003. According to the terms of the settlement, in which The Hartford neither admitted nor denied the findings of the SEC, The Hartford has agreed to pay $55 million which will be distributed to funds that participated in The Hartford's directed brokerage program. In addition to the $55 million payment, The Hartford was censured and ordered to cease and desist from committing or causing violations of certain provisions of the federal securities laws. The SEC order further requires The Hartford to undertake certain compliance reforms.



In addition, the funds have been served with five consolidated putative national class actions, now consolidated into a single putative class action, In Re Hartford Mutual Funds Fee Litigation, which is currently pending before the United States District Court for the District of Connecticut. In the consolidated amended complaint in this action, filed on October 20, 2004, plaintiffs make "direct claims" on behalf of investors in the funds and "derivative claims" on behalf of the funds themselves. Plaintiffs (including Linda Smith, the lead plaintiff) allege that excessive or inadequately disclosed fees were charged to investors, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers, including in the form of directed brokerage. Plaintiffs are seeking compensatory and punitive damages in an undetermined amount; rescission of the funds' investment advisory contracts, including recovery of all fees which would otherwise apply and recovery of fees paid; an accounting of all fund related fees, commissions, directed brokerage and soft dollar payments; and restitution of all allegedly unlawfully or discriminatorily obtained fees and charges. Defendants have moved to dismiss the consolidated amended complaint in this action. The defendants in this case include various Hartford entities, Wellington Management, The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., the funds themselves, and certain of the funds' directors. This litigation is not expected to result in a material adverse effect on the funds.



THE HARTFORD MUTUAL FUNDS                                                     92

MANAGEMENT OF THE FUNDS

THE INVESTMENT SUB-ADVISERS


Wellington Management Company, LLP ("Wellington Management") is the investment sub-adviser to the Balanced Income Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Dividend and Growth Fund, Equity Income Fund, Global Health Fund, Growth Fund, Growth Opportunities Fund, International Capital Appreciation Fund, Small Company Fund, SmallCap Growth Fund and Value Opportunities Fund. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. [As of December 31, 2006, Wellington Management had investment management authority over approximately $___ billion in assets.] Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.



Hartford Investment Management Company ("Hartford Investment Management") is the investment sub-adviser to the Floating Rate Fund, Inflation Plus Fund, MidCap Growth Fund, Small Company Fund, SmallCap Growth Fund and Total Return Bond Fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. [As of December 31, 2006, Hartford Investment Management had investment management authority over approximately $____ billion in assets.] Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.



Kayne Anderson Rudnick Investment Management, LLC ("KAR") is an investment sub-adviser to the Select SmallCap Value Fund. KAR is a registered investment adviser based in Los Angeles, California. The firm manages a range of portfolios for its clients using a common disciplined, high-quality investment philosophy. [As of December 31, 2006, KAR had approximately $___ billion in assets under management.] KAR is principally located at 1800 Avenue of the Stars, Los Angeles, California 90067.



Metropolitan West Capital Management, LLC ("MetWest Capital") is an investment sub-adviser to the Select SmallCap Value Fund. MetWest Capital oversees and manages investment portfolios for institutional and individual clients throughout the United States and abroad. MetWest Capital specializes in domestic value equity (large cap and small cap), international core value equity and balanced portfolios. [As of December 31, 2006, MetWest Capital had investment management authority over approximately $___ billion in assets under management.] MetWest Capital is principally located at 610 Newport Center Drive, Suite 1000, Newport Beach, CA 92660.



SSgA Funds Management, Inc. ("SSgA") is an investment sub-adviser to the Select SmallCap Value Fund. SSgA is a subsidiary of State Street Corporation, one of the world's largest custodians. [As of December 31, 2006, SSgA had approximately $___ billion in assets under management.] SSgA is principally located at State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.


SOFT DOLLAR PRACTICES

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-advisers, including Hartford Investment Management, may obtain "soft dollar" benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for "brokerage and research services" (as defined in the 1934 Act). Neither the management fees nor the subadvisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under
Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such "mixed use" items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.





THE HARTFORD MUTUAL FUNDS                                                     93

MANAGEMENT OF THE FUNDS




MANAGEMENT FEES

Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

CAPITAL APPRECIATION II FUND

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $250 million                                          1.00%
Next $250 million                                           0.95%
Next $500 million                                           0.90%
Amount Over $1 billion                                      0.85%


SELECT SMALLCAP VALUE FUND





AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          1.00%
Next $500 million                                           0.90%
Amount Over $1 billion                                      0.85%

GROWTH FUND, GROWTH OPPORTUNITIES FUND, SMALLCAP GROWTH FUND AND VALUE OPPORTUNITIES FUND

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $100 million                                          1.00%
Next $150 million                                           0.80%
Amount Over $250 million                                    0.70%


GLOBAL HEALTH FUND AND INTERNATIONAL CAPITAL APPRECIATION FUND



AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.90%
Next $500 million                                           0.85%
Amount Over $1 billion                                      0.80%


SMALL COMPANY FUND

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $250 Million                                          0.85%
Next $250 Million                                           0.80%
Next $500 Million                                           0.75%
Next $500 Million                                           0.70%
Amount Over $1.5 Billion                                    0.65%


MIDCAP GROWTH FUND



THE HARTFORD MUTUAL FUNDS                                                     94

MANAGEMENT OF THE FUNDS


AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.80%
Next $500 million                                           0.75%
Amount Over $1 billion                                      0.70%


CAPITAL APPRECIATION FUND AND EQUITY INCOME FUND(1)

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.80%
Next $500 million                                           0.70%
Amount Over $1 billion                                      0.65%


(1) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.10% of the management fees until October 31, 2007.


DIVIDEND AND GROWTH FUND

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.75%
Next $500 million                                           0.65%
Amount Over $1 billion                                      0.60%


BALANCED INCOME FUND



AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $250 million                                          0.725%
Next $250 million                                           0.700%
Next $500 million                                           0.675%
Amount Over $1 billion                                      0.650%



FLOATING RATE FUND



AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.65%
Next $4.5 billion                                           0.60%
Next $5 billion                                             0.58%
Amount Over $10 billion                                     0.57%



INFLATION PLUS FUND(2)



AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.60%
Next $4.5 billion                                           0.55%
Next $5 billion                                             0.53%
Amount Over $10 billion                                     0.52%



(2) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.10% of the management fees until October 31, 2007.


TOTAL RETURN BOND FUND


AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                           0.55%
Next $500 million                                           0.525%
Next $4 billion                                              0.50%
Next $5 billion                                              0.48%
Amount Over $10 billion                                      0.47%



THE HARTFORD MUTUAL FUNDS                                                     95

MANAGEMENT OF THE FUNDS




AGGRESSIVE GROWTH ALLOCATION FUND, GROWTH ALLOCATION FUND, BALANCED ALLOCATION FUND, CONSERVATIVE ALLOCATION FUND AND INCOME ALLOCATION FUND


AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.15%
Amount Over $500 million                                    0.10%



For each fund's fiscal year ended October 31, 2006, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:



FUND NAME                                                10/31/2006
---------                                                ----------
The Hartford Balanced Income Fund                           ____%
The Hartford Capital Appreciation Fund                      ____%
The Hartford Capital Appreciation II Fund                   ____%
The Hartford Dividend and Growth Fund                       ____%
The Hartford Equity Income Fund                             ____%
The Hartford Floating Rate Fund                             ____%
The Hartford Global Health Fund                             ____%
The Hartford Growth Fund                                    ____%
The Hartford Growth Opportunities Fund                      ____%
The Hartford Inflation Plus Fund                            ____%
The Hartford International Capital Appreciation Fund        ____%
The Hartford MidCap Growth Fund                             ____%
The Hartford Select SmallCap Value Fund                     ____%
The Hartford Small Company Fund                             ____%
The Hartford SmallCap Growth Fund                           ____%
The Hartford Total Return Bond Fund                         ____%
The Hartford Value Opportunities Fund                       ____%
The Hartford Aggressive Growth Allocation Fund              ____%
The Hartford Growth Allocation Fund                         ____%
The Hartford Balanced Allocation Fund                       ____%
The Hartford Conservative Allocation Fund                   ____%
The Hartford Income Allocation Fund                         ____%



A discussion regarding the basis for the boards of directors' approval of the investment management and investment sub-advisory agreements of the funds is available in the funds' annual report to shareholders covering the fiscal year ended October 31, 2006.


PORTFOLIO MANAGERS OF THE FUNDS

The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below. The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.


THE HARTFORD MUTUAL FUNDS                                                     96

MANAGEMENT OF THE FUNDS


BALANCED INCOME FUND Lucius T. Hill, III, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the fixed income portion of the fund since its inception (2006) and for the firm for at least the past five years. Mr. Hill joined Wellington Management as an investment professional in [1991].



John R. Ryan, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the equity portion of the fund since its inception (2006) and for the firm for at least the past five years. Mr. Ryan joined Wellington Management as an investment professional in 1981.


CAPITAL APPRECIATION FUND Saul J. Pannell, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (1996). Mr. Pannell joined Wellington Management as an investment professional in 1974.

Frank D. Catrickes, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Mr. Catrickes has been involved in portfolio management and securities analysis for the fund since 1998.

CAPITAL APPRECIATION II FUND The fund has been managed by a team of Portfolio Managers since its inception in 2005. Each member of the team manages a portion of the fund. Decisions to vary the percentage of the fund's assets allocated to a sleeve will be made collectively by the team.

Value Opportunities

James H. Averill, Senior Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1985. Mr. Averill has been involved in portfolio management and securities analysis for the fund since its inception (2005).

David R. Fassnacht, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1991. Mr. Fassnacht has been involved in portfolio management and securities analysis for the fund since its inception (2005).

James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1985. Mr. Mordy has been involved in portfolio management and securities analysis for the fund since its inception (2005).

David W. Palmer, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1998. Mr. Palmer has been involved in portfolio management and securities analysis for the fund since its inception (2005).

Growth Opportunities

Michael T. Carmen, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1999. Mr. Carmen has been involved in portfolio management and securities analysis for the fund since its inception (2005).

Special Situations

Frank D. Catrickes, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Mr. Catrickes has been involved in portfolio management and securities analysis for the fund since its inception (2005).


THE HARTFORD MUTUAL FUNDS                                                     97

MANAGEMENT OF THE FUNDS

Global Equities

Nicolas M. Choumenkovitch, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1995. Mr. Choumenkovitch has been involved in portfolio management and securities analysis for the fund since its inception (2005).

Capital Appreciation

Saul J. Pannell, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1974. Mr. Pannell has been involved in portfolio management and securities analysis for the fund since its inception (2005).

DIVIDEND AND GROWTH FUND Edward P. Bousa, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as co-manager of the fund from July, 2001 through September, 2001 and as portfolio manager of the fund since October, 2001. Mr. Bousa joined Wellington Management as an investment professional in 2000.

EQUITY INCOME FUND John R. Ryan, Senior Vice President, Partner and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (2003). Mr. Ryan joined Wellington Management as an investment professional in 1981.

FLOATING RATE FUND Michael Bacevich, Managing Director and Senior Portfolio Manager of Hartford Investment Management, has served as portfolio manager of the fund since its inception (2005). Mr. Bacevich joined Hartford Investment Management as head of its Bank Loan Sector in 2004. Previously Mr. Bacevich was the head of the Bank Loan Unit at CIGNA Investments, Inc. from 2000 until joining Hartford Investment Management. Mr. Bacevich is a co-manager of the Floating Rate Fund and the lead member of the Fund's management team.

John Connor, Vice President and Credit Research Analyst of Hartford Investment Management, has been involved in portfolio management and securities analysis for the fund since its inception (2005). Mr. Connor joined Hartford Investment Management as a portfolio manager in 2004. Previously, Mr. Connor was a Managing Director at CIGNA Investments, Inc., with responsibility for credit research on leveraged loan borrowers and portfolio management. Mr. Connor is a co-manager of the Floating Rate Fund and reports to Mr. Bacevich, as well as assumes responsibility for investment decisions in Mr. Bacevich's absence.

GLOBAL HEALTH FUND This fund has been managed by a team of global industry analysts that specialize in the health care sector since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the healthcare industry are made collectively by the team.

Joseph H. Schwartz, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1983. Mr. Schwartz has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the medical technology sector.

Jean M. Hynes, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm in 1991 and has been an investment professional since 1993. Ms. Hynes has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the pharmaceutical and biotechnology sectors.

Ann C. Gallo, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1998. Ms. Gallo has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the healthcare services sector.

Kirk J. Mayer, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1998. Mr. Mayer has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the imaging, genomics and biotechnology sectors.

Robert L. Deresiewicz, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2000. Mr. Deresiewicz has been involved in portfolio management and securities analysis for the fund since 2004 focused primarily on the biotechnology sector.

GROWTH FUND Andrew J. Shilling, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since April 2, 2001. Mr. Shilling joined Wellington Management as an investment professional in 1994.


THE HARTFORD MUTUAL FUNDS                                                     98

MANAGEMENT OF THE FUNDS

John A. Boselli, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2002. Mr. Boselli has been involved in portfolio management and securities analysis for the fund since 2002. Prior to joining Wellington Management, Mr. Boselli was an investment professional with Putnam Investments Incorporated (1996-2002).

GROWTH OPPORTUNITIES FUND Michael T. Carmen, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since April 2, 2001. Mr. Carmen joined Wellington Management as an investment professional in 1999.

Mario E. Abularach, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 2001. Mr. Abularach has been involved in portfolio management and securities analysis for the fund since January 2006. Prior to joining Wellington Management, Mr. Abularach was a research analyst at JLF Asset Management (2000).

INFLATION PLUS FUND The fund is managed by Timothy Wilhide and William H.
Davison.

Timothy Wilhide, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 15, 2004. Mr. Wilhide joined Hartford Investment Management in 1994 and has been an investment professional involved in portfolio management since 1978.

William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.

INTERNATIONAL CAPITAL APPRECIATION FUND Andrew S. Offit, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception in 2001. Mr. Offit joined Wellington Management as an investment professional in 1997.

Jean-Marc Berteaux, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2001. Mr. Berteaux has been involved in portfolio management and securities analysis for the fund since 2001. Prior to joining Wellington Management, Mr. Berteaux was an investment professional at John Hancock Funds (1998-2001).

Matthew D. Hudson, Vice President and Equity Portfolio Manager of Wellington Management, joined Wellington Management as investment professional in 2005. Mr. Hudson has been involved in portfolio management and securities analysis for the fund since March 2006. Prior to joining Wellington Management, Mr. Hudson was a portfolio manager and analyst at American Century Investment Management (2000-2005).


MIDCAP GROWTH FUND Mark Waterhouse, Executive Vice President and Equity Portfolio Manager of Hartford Investment Management, has served as portfolio manager of the fund since its inception (2006). Mr. Waterhouse joined Hartford Investment Management as a portfolio manager in [2006]. From February 2001 until March 2003, Mr. Waterhouse was a Managing Director for Moore Capital Management LLC. Prior to Joining Hartford Investment Management, Mr. Waterhouse was the Chief Investment Officer of ThinkEquity Capital LLC.



SELECT SMALLCAP VALUE FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.



Kayne Anderson Rudnick Investment Management, LLC The portion of the fund allocated to KAR is co-managed by Robert A. Schwarzkopf and Sandi L. Gleason.



Robert A. Schwarzkopf, Managing Director of Small Cap Equity and Portfolio Manager of KAR, has served as a co-portfolio manager of the fund since its inception (2006). Mr. Schwarzkopf joined KAR in 1991 and has been involved in the management of other small- and mid-cap strategies for the firm [since that time].



THE HARTFORD MUTUAL FUNDS                                                     99

MANAGEMENT OF THE FUNDS


Sandi L. Gleason, Portfolio Manager of KAR, has served as a co-portfolio manager of the fund since its inception (2006). Ms. Gleason joined KAR in 1993 and has been involved in the management of other small- and mid-cap strategies for the firm [since that time].



Metropolitan West Capital Management, LLC The portion of the fund allocated to MetWest Capital is managed by Gary W. Lisenbee.



Gary W. Lisenbee, President of MetWest Capital, has served as portfolio manager of the fund since its inception (2006). Mr. Lisenbee joined MetWest Capital in 1997 and has served as President of the firm since that time. Mr. Lisenbee has been an investment professional involved in portfolio management and research analysis since 1973.



SSgA Funds Management, Inc. The portion of the fund allocated to SSgA is co-managed by Ric Thomas, Chuck Martin and John O'Connell.



Ric Thomas, Principal of SSgA and Deputy Department Head in the Enhanced Equity group since joining the SSgA companies in 1998, has served as a co-portfolio manager of the fund since its inception (2006).



Chuck Martin, Principal of SSgA and a portfolio manager in the Global Enhanced Equity group since joining SSgA in 2001, has served as a co-portfolio manager of the fund since its inception (2006). Prior to joining SSgA, Mr. Martin was an Equity Analyst at SunTrust Equitable Securities (1999-2001).



John O'Connell, Principal of SSgA and portfolio manager in the Global Enhanced Equity group of the SSgA companies since 2000, has served as a co-portfolio manager of the fund since its inception. Mr. O'Connell joined the SSgA companies in 1996 as an Investment Associate.


SMALL COMPANY FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.

Hartford Investment Management Company Mark Waterhouse, Executive Vice President of Hartford Investment Management has served as portfolio manager of the fund since June 12, 2006. Mr. Waterhouse joined Hartford Investment Management in 2005. Prior to joining Hartford Investment Management, Mr. Waterhouse was partner and chief investment officer at Think Equity Capital (2003-2005) and a managing director at Moore Capital Management, LLC (2001-2003).

Wellington Management Company, LLP Steven C. Angeli, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since January 2, 2000. Mr. Angeli joined Wellington Management as an investment professional in 1994.

Stephen Mortimer, Vice President and Equity Portfolio Manager, has served as portfolio manager for the fund since March 2006. Mr. Mortimer joined Wellington Management as an investment professional in 2001. Prior to joining Wellington Management, Mr. Mortimer was an equity analyst responsible for the software and retail sectors at Vinik Asset Management (1998-2000).

Mario E. Abularach, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 2001. Mr. Abularach has been involved in portfolio management and securities analysis for the fund since January 2006. Prior to joining Wellington Management, Mr. Abularach was a research analyst at JLF Asset Management (2000).


SMALLCAP GROWTH FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.



Hartford Investment Management Company Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since November 13, 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.



THE HARTFORD MUTUAL FUNDS                                                    100

MANAGEMENT OF THE FUNDS


Wellington Management Company, LLP David J. Elliott, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since April 2, 2001. Mr. Elliott joined Wellington Management in 1995 and has been an investment professional since 1999.


Doris T. Dwyer, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Ms. Dwyer has been involved in portfolio management and securities analysis for the fund since April 2, 2001.

TOTAL RETURN BOND FUND Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since January 2003. Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi was a Managing Director of Blackrock, Inc. from 1998 to January 2002 and a Director and Partner of Rogge Global Partners from 1997 to 1998.

VALUE OPPORTUNITIES FUND This fund has been managed by a team specializing in all-cap value investing since 2001. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors are made collectively by the team.

James H. Averill, Senior Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1985. Mr. Averill has been involved in portfolio management and securities analysis for the fund since its inception (2001) focused primarily on the finance, retail, capital goods, health services and paper industries.

David R. Fassnacht, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1991. Mr. Fassnacht has been involved in portfolio management and securities analysis for the fund since its inception (2001) focused primarily on the communications services, media, pharmaceutical, airline and chemical industries.

James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1985. Mr. Mordy has been involved in portfolio management and securities analysis for the fund since its inception (2001) focused primarily on the technology, energy, construction and utilities sectors.

David W. Palmer, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1998. Mr. Palmer has been involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the metals, rail, energy and specialty finance sectors.

AGGRESSIVE GROWTH ALLOCATION FUND The fund is managed by William H. Davison, Jr., Christopher Hanlon and Hugh Whelan.

William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.

Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.

Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.

GROWTH ALLOCATION FUND The fund is managed by William H. Davison, Jr., Christopher Hanlon and Hugh Whelan.

William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.


THE HARTFORD MUTUAL FUNDS                                                    101

MANAGEMENT OF THE FUNDS

Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.

Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.

BALANCED ALLOCATION FUND The fund is managed by William H. Davison, Jr., Christopher Hanlon and Hugh Whelan.

William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.

Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.

Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.

CONSERVATIVE ALLOCATION FUND The fund is managed by William H. Davison, Jr., Christopher Hanlon and Hugh Whelan.

William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.

Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.

Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.

INCOME ALLOCATION FUND The fund is managed by William H. Davison, Jr., Christopher Hanlon and Hugh Whelan.

William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.

Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.

Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was


THE HARTFORD MUTUAL FUNDS                                                    102

MANAGEMENT OF THE FUNDS

the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.


THE HARTFORD MUTUAL FUNDS                                                    103

ABOUT YOUR ACCOUNT

CLASS I SHARE INVESTOR REQUIREMENTS

Investors may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Funds, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program. These financial intermediaries may purchase Class I shares at net asset value without an annual distribution fee.

Ineligible investors who select Class I shares will be issued Class A shares. Class A shares are subject to a front-end sales charge and distribution fee.

CHOOSING A SHARE CLASS

The I share class has its own cost structure. The funds also offer Class A, Class B and Class C shares. Certain of the funds also offer Class Y shares to certain qualified investors pursuant to a separate prospectus describing that class. Your financial representative can help you decide. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus and in the applicable Class A, B & C prospectus and Class Y prospectus.

DISTRIBUTION ARRANGEMENTS

Hartford Investment Financial Services, LLC ("HIFSCO") serves as the principal underwriter for each fund pursuant to Underwriting Agreements initially approved by the boards of directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a "Company"). HIFSCO is a registered broker-dealer and member of the NASD. Shares of each fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of any fund.

COMPENSATION TO BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHER PERSONS ("FINANCIAL INTERMEDIARIES") The distributor and its affiliates pay, out of their own assets, significant additional compensation to Financial Intermediaries (who may or may not be affiliates of the distributor) in connection with the sale and distribution of the funds' shares ("Additional Payments") based on a number of factors described below and in the funds' SAI. This additional compensation is not paid by you.

With the exception of certain compensation arrangements discussed below and in the SAI and "Negotiated Additional Amounts" defined below, these Additional Payments, which are generally based on average net assets (or on aged assets, i.e., assets held over one year) of the funds attributable to a particular Financial Intermediary, on sales of the funds' shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges, may, but are normally not expected to, exceed, in the aggregate, 0.40% of the average net assets of the funds attributable to a particular Financial Intermediary. Such Additional Payments are generally made for the placement of the funds on a Financial Intermediary's list of mutual funds available for purchase by its customers and/or for including the funds within a group of mutual funds that receive special marketing focus. Separate Additional Payments may take the form of, among others: (1) "due diligence" payments for a Financial Intermediary's examination of the funds and payments for providing extra employee training and information relating to the funds and (2) "marketing support" fees for providing assistance in promoting the sale of the funds' shares ("Negotiated Additional Amounts"). Subject to NASD regulations, HIFSCO and its affiliates may contribute Negotiated Additional Amounts to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. HIFSCO and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable NASD regulations. These programs, which may vary for different Financial Intermediaries, will not change the price an investor will pay for shares or the amount that a fund will receive from such sale. These Additional Payments and Negotiated Additional Amounts may also pertain to the sale and distribution of other investment products distributed by affiliates of the distributor, and may, in some cases, act as a financial incentive for a Financial Intermediary to recommend the purchase of one fund over another fund. Please consult your Financial Intermediary for more information.


THE HARTFORD MUTUAL FUNDS                                                    104

ABOUT YOUR ACCOUNT


[With the exception of certain Negotiated Additional Amounts specifically discussed below and in the SAI, payments of Negotiated Additional Amounts did not exceed $550,000 per Financial Intermediary for the calendar year ended December 31, 2005.]


As of January 1, 2006, HIFSCO has entered into arrangements to make Additional Payments that are generally based on average net assets (or on aged assets) of the funds attributable to a particular Financial Intermediary, on sales of the funds' shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges to A. G. Edwards & Sons, Inc., Advantage Capital Corp., Advest, Inc., AIG Financial Advisors, AmeriMutual Funds Distributor, Inc., Associated Securities Corporation, Banc One Securities Corporation, Cadaret Grant & Co., Inc., Centaurus Financial, Inc., Charles Schwab & Co., Inc., Chase Investment Services Corporation, Citicorp Investment Services, Citigroup Global Markets, Inc., Comerica Securities, Commerce Capital Markets, Inc., Commonwealth Financial Network, Commonwealth Financial Services, CUSO Financial Services, L.P., Edward D. Jones & Co., L.P., FFP Securities, Inc., Fidelity Investments, Financial Network Investment Corporation, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., FSC Securities Corp., Gold Trust Company, Harbour Investments, Inc., Independent Financial Group, LLC, ING Financial Advisors, ING Financial Partners, Inc., Investment Professionals, Inc., J.J.B. Hilliard, J.P. Morgan Retirement Plan Services, W.L. Lyons, Inc., Lincoln Financial Advisors Group, Linsco/Private Ledger Corp., M&T Securities Inc., Merrill Lynch Pierce Fenner & Smith, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Multi-Financial Securities Corporation, Inc., Mutual Service Corporation, National Planning Holdings, Inc., NEXT Financial Group, Inc., Piper Jaffray & Co., Prime Capital Services, Inc., PrimeVest Financial Services, Inc., Raymond James Financial Services and Associates, Robert W. Baird, Royal Alliance Associates, Inc., Securities America, Inc., Stifel, Nicolaus & Company, Incorporated, SunAmerica Securities Inc., The Huntington Investment Company, Triad Advisors, Inc., T.Rowe Price Investment Services, Inc., UBS Financial Services Inc., US Bancorp Investments Inc., Uvest Financial Services Group, Inc., Valmark Securities Inc., Wachovia Securities, LLC, Wells Fargo Investments, WM Financial Services, Inc., and Woodbury Financial Services, Inc. Woodbury Financial Services, Inc. is an indirect wholly-owned subsidiary of The Hartford. HIFSCO may enter into arrangements with other Financial Intermediaries to make such Additional Payments. Separate Additional Payments in the form of Negotiated Additional Amounts may also be made to the above-listed Financial Intermediaries and to other Financial Intermediaries.


The Additional Payments to Financial Intermediaries in connection with the sale and distribution of the funds' shares are negotiated based on a range of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets (including distribution of particular classes of the funds' shares), target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of Additional Payments to be provided and factors are weighed in the assessment of such determination. In 2005 (ending December 31, 2005) HIFSCO provided additional compensation to Edward D. Jones & Co., LP ("Edward Jones") based on sales of certain shares of the funds attributable to Edward Jones, on assets invested in the funds attributable to Edward Jones, and generally on a percentage share of the net income of HIFSCO (based on the total amount of assets attributable to Edward Jones). [ HIFSCO paid Edward Jones approximately $70 million additional profit-sharing based compensation to terminate the arrangement effective December 31, 2005.] In addition, HIFSCO paid Negotiated Additional Amounts to Edwards Jones in such forms as, among others, "due diligence" payments and "marketing support" fees. For the fiscal year ended October 31, 2005, HIFSCO or its affiliates paid approximately $23.7 million in Additional Payments, including Negotiated Additional Amounts (which may also pertain to the sale and distribution of other investment products distributed by affiliates of HIFSCO), to Edward Jones.



For the fiscal year ended October 31, 2006, HIFSCO or its affiliates paid approximately $_____ million in total Additional Payments, including Negotiated Additional Amounts (which may also pertain to the sale and distribution of other investment products distributed by affiliates of HIFSCO), to Financial Intermediaries.


Aside from Additional Payments made in connection with the sale and distribution of the funds' shares, HIFSCO and its affiliates, out of their own assets, may pay compensation to Financial Intermediaries for subaccounting, administrative and/or shareholder processing services.

OPENING AN ACCOUNT


IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver's license or other identifying documents. The information you provide may also be validated through various public databases. If a fund is not able to adequately identify you within the timeframes set forth in the law,



THE HARTFORD MUTUAL FUNDS                                                    105

ABOUT YOUR ACCOUNT

your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.

1    Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investment for each fund is as follows:

          -    $1,000 per fund.

          -    subsequent investments: $50 per fund.

Minimum investment amounts may be waived for certain present or former officers, directors and employees and their families of The Hartford, Wellington Management and their affiliates.

3 Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions, please contact your financial representative.

4 Make your initial investment selection. Your financial representative can initiate any purchase, exchange or sale of shares.

                ADDRESS:                        PHONE NUMBER:
        THE HARTFORD MUTUAL FUNDS         1-888-THE-STAG (843-7824)
              P.O. BOX 9140
       MINNEAPOLIS, MN 55480-9140   CONTACT YOUR FINANCIAL REPRESENTATIVE
                                       FOR INSTRUCTIONS AND ASSISTANCE.


THE HARTFORD MUTUAL FUNDS                                                    106

BUYING, EXCHANGING & SELLING SHARES

BUYING SHARES

As discussed above, you may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions having agreements with the Funds, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program. Your initial investment must meet the minimum requirement of $1,000. See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

EXCHANGING SHARES

Class I shares may only be exchanged for Class I shares of any other fund by having your financial representative process your exchange request. Class I shares may not be exchanged for any other class. The registration for both accounts involved must be identical. You may be subject to tax liability as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.


If you own Class A, B, C or L shares of certain funds, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.


SELLING SHARES

You may redeem your shares by having your financial representative process your redemption. Your financial representative will be responsible for furnishing all necessary documents to the funds and may charge you for this service. You may also need to include a Medallion signature guarantee, which protects you against fraudulent orders. You will need a Medallion signature guarantee if:

-    your address of record has changed within the past 30 days

-    you are selling more than $50,000 worth of shares

- you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s)

Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with your financial representative, a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.


THE HARTFORD MUTUAL FUNDS                                                    107

TRANSACTION POLICIES

VALUATION OF SHARES

The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.


The funds (through certain Underlying Funds in the case of a fund of funds) generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund (through certain Underlying Funds in the case of a fund of funds) will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors (or in the case of a fund of funds, the Boards of Directors of the Underlying Funds). Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund (through certain Underlying Funds in the case of a fund of funds) may use fair value pricing include, among others: (i) the occurrence of events that that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In particular, funds that invest in securities that are thinly traded may include the Balanced Income Fund, Capital Appreciation Fund and Select SmallCap Value Fund. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund (through certain Underlying Funds in the case of a fund of funds), and in particular, Balanced Income Fund, Capital Appreciation Fund, Global Health Fund, Growth Opportunities Fund, International Capital Appreciation Fund, MidCap Growth Fund, Small Company Fund and Value Opportunities Fund, uses a fair value pricing service approved by that fund's Board (or in the case of a fund of funds, the Boards of the Underlying Funds), which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds (through certain Underlying Funds in the case of a fund of funds) may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund (through certain Underlying Funds in the case of a fund of funds) could obtain the fair value assigned to a security if it (through certain Underlying Funds in the case of a fund of funds) were to sell the security at approximately the time at which that fund determines its NAV per share.



Debt securities (other than short-term obligations and Floating Rate Loans) held by a fund (through certain Underlying Funds in the case of a fund of funds) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Floating Rate Loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by that fund's Board of Directors (or in the case of a fund of funds, the Boards of Directors of the Underlying Funds). Generally, each fund may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.


BUY AND SELL PRICES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.


THE HARTFORD MUTUAL FUNDS                                                    108

FINANCIAL HIGHLIGHTS

EXECUTION OF REQUESTS

Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after the request is received from your financial representative, if the order is in "good order" (has all required information).


THE HARTFORD MUTUAL FUNDS                                                    109

TRANSACTION POLICIES


At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordinvestor.com or consider sending your request in writing.


In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

Floating Rate Fund redemptions will be processed at the next NAV calculated after the request is received, if the order is in "good order", but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the Floating Rate Fund.

REQUESTS IN "GOOD ORDER"

All purchase and redemption requests must be received by the funds in "good order". This means that the request from your financial representative must include:

-    Name, date of birth, residential address, and social security number.

-    The fund name, share class and account number.

-    The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

-    Medallion signature guarantees (if required).

-    Any supporting legal documentation that may be required.

TELEPHONE TRANSACTIONS

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemptions are not permitted on accounts whose addresses have changed within the past 30 days. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of a fund by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a fund of funds) invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. In particular, funds that invest in securities that are thinly traded may include the Balanced Income Fund, Capital Appreciation Fund and Select SmallCap Value Fund. Funds that invest in securities that are traded primarily in markets outside of the United States may include Balanced Income Fund, Capital Appreciation Fund, Global Health Fund, Growth Opportunities Fund, International Capital Appreciation Fund, MidCap Growth Fund, Small Company Fund and Value Opportunities Fund. Frequent traders, and in particular those using arbitrage strategies, can dilute a fund's NAV for long-term shareholders.


If you or your financial representative intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that


THE HARTFORD MUTUAL FUNDS                                                    110

FINANCIAL HIGHLIGHTS

would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor's trading history in any of the funds, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is an exchange out and back into the same fund or a redemption out and purchase of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request is received within the 90-day period, the requested transaction will be rejected and the person requesting such substantive round trip will be deemed an "Excessive Trader." All exchange and purchase privileges of any Excessive Trader shall be suspended or terminated. An Excessive Trader, however, will be given one opportunity to reposition funds prior to the suspension or termination of exchange privileges. If an Excessive Trader makes exchanges through a registered representative, the funds' transfer agent shall terminate the registered representative's exchange privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.

The funds' policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are substantially limited in their ability to identify or deter Excessive Traders or other abusive traders. The transfer agent for the funds will use its best efforts to obtain the cooperation of intermediaries to identify Excessive Traders and to prevent or limit abusive trading activity, to the extent practicable. In addition, the funds' transfer agent will seek to obtain annual certifications from financial intermediaries that such intermediaries have established reasonable internal controls and procedures for limiting exchange activities in a manner that is consistent with the funds' policies concerning frequent purchases and redemptions of fund shares and are reasonably designed to obtain compliance with applicable rules relating to customer-order handling and abusive trading practices. Nonetheless, the funds' ability to identify and deter frequent purchases and redemptions of a fund's shares through omnibus accounts is limited, and the funds' success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds (through certain Underlying Funds in the case of the funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the funds' fair value procedures, please refer to "Valuation of Shares."

CERTIFICATED SHARES

Shares are electronically recorded and therefore share certificates are not issued.


THE HARTFORD MUTUAL FUNDS                                                    111

TRANSACTION POLICIES

SMALL ACCOUNTS

If the total value of a fund in your account is less than $1,000 (for any reason), you may be asked to purchase more shares within 30 days. If you do not take action within this time, your fund may close out your account and mail you the proceeds.

SALES IN ADVANCE OF PURCHASE PAYMENTS

When a request is placed to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you (or your financial representative) until the purchase payment clears. This may take up to 10 calendar days after the purchase.

SPECIAL REDEMPTIONS

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

PAYMENT REQUIREMENTS

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain financial intermediaries may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period (generally within three business days). If payment is not received by that time, the order will be canceled and the financial intermediary will be held liable for the resulting fees or losses.

DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS In general, the funds will send account statements as follows:

- after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

-    after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year the funds will also send, if applicable, a Form 1099 tax information statement.

You will receive statements from your financial representative pursuant to their policies.

DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income and capital gains of the funds are normally declared and paid annually. Dividends from the net investment income of the Dividend and Growth Fund, Equity Income Fund, Balanced Allocation Fund and Conservative Allocation Fund are declared and paid quarterly. Dividends from the net investment income of the Floating Rate Fund, Inflation Plus Fund, Total Return Bond Fund and Income Allocation Fund are declared and paid monthly. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.


THE HARTFORD MUTUAL FUNDS                                                    112

TRANSACTION POLICIES

Your financial representative will decide whether to elect to receive monthly/quarterly dividends in cash as part of the advisory fee-based wrap program. If your financial representative elects to receive monthly/quarterly dividends in cash, we will only distribute a check if the dividend amount exceeds $10. If the dividend is $10 or less, your financial representative will decide whether the amount should automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you should speak with your financial representative.

TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Some dividends paid in January may be taxable as if they had been paid the previous December. Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund's ordinary income or short-term capital gains. Distributions paid from an Underlying Fund's long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains. With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividend from ordinary income may be qualified dividend income.

The Form 1099 that is mailed to you every January details your dividends and distributions and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

INFLATION-PROTECTED DEBT SECURITIES (EACH FUND) Periodic adjustments for inflation to the principal amount of an inflation-protected debt security may give rise to original issue discount, which will be includable in a fund's gross income. Due to original issue discount, a fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund (through an Underlying Fund in the case of a fund of funds) to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.

Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.





THE HARTFORD MUTUAL FUNDS                                                    113

FINANCIAL HIGHLIGHTS


[To be updated]



THE HARTFORD MUTUAL FUNDS                                                    114

FUND CODE, CUSIP NUMBER AND SYMBOL

                                 CLASS I SHARES


                                                         FUND      CUSIP
NAME                                                     CODE      NUMBER     SYMBOL
----                                                     ----   -----------   ------
The Hartford Capital Appreciation Fund                   1303   416649-30-9    ITHIX
The Hartford Capital Appreciation II Fund                1304   416649-40-8    HCTIX
The Hartford Dividend and Growth Fund                    1306   416649-60-6    HDGIX
The Hartford Equity Income Fund                          1307   416649-70-5    HQIIX
The Hartford Floating Rate Fund                          1308   416649-80-4    HFLIX
The Hartford Global Health Fund                          1309   416649-88-7    HGHIX
The Hartford Growth Fund                                 1310   416641-10-8    HGWJX
The Hartford Growth Opportunities Fund                   1312   416641-20-7    HGOIX
The Hartford Inflation Plus Fund                         1314   416649-85-3    HIPIX
The Hartford International Capital Appreciation Fund     1315   416649-84-6    HNCJX
The Hartford Small Company Fund                          1317   416649-83-8    IHSIX
The Hartford SmallCap Growth Fund                        1316   416641-30-6    HSLIX
The Hartford Total Return Bond Fund                      1318   416649-82-0    ITBIX
The Hartford Value Opportunities Fund                    1319   416641-40-5    HVOIX
The Hartford Aggressive Growth Allocation Fund           1301   416649-10-1    HAAIX
The Hartford Growth Allocation Fund                      1311   416649-87-9    HRAIX
The Hartford Balanced Allocation Fund                    1302   416649-20-0    HBAIX
The Hartford Conservative Allocation Fund                1305   416649-50-7    HCVIX
The Hartford Income Allocation Fund                      1313   416649-86-1    HINIX



THE HARTFORD MUTUAL FUNDS                                                    140

FOR MORE INFORMATION

Two documents are available that offer further information on The Hartford Mutual Funds:

ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

BY MAIL:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

BY PHONE:

1-888-843-7824

ON THE INTERNET:

www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:

Internet: (on the EDGAR Database on the SEC's internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:

The Hartford Mutual Funds, Inc. 811-07589

The Hartford Mutual Funds II, Inc. 811-00558

                            THE HARTFORD MUTUAL FUNDS

                 CLASS R3, CLASS R4, CLASS R5 AND CLASS Y SHARES

                           RETIREMENT PLAN PROSPECTUS

                                DECEMBER 15, 2006


AS WITH ALL MUTUAL FUNDS, THE    THE HARTFORD ADVISERS FUND
SECURITIES AND EXCHANGE          THE HARTFORD CAPITAL APPRECIATION FUND
COMMISSION HAS NOT APPROVED OR   THE HARTFORD CAPITAL APPRECIATION II FUND
DISAPPROVED THESE SECURITIES     THE HARTFORD DISCIPLINED EQUITY FUND
OR PASSED UPON THE ADEQUACY OF   THE HARTFORD DIVIDEND AND GROWTH FUND
THIS PROSPECTUS. ANY             THE HARTFORD EQUITY INCOME FUND
REPRESENTATION TO THE CONTRARY   THE HARTFORD FLOATING RATE FUND
IS A CRIMINAL OFFENSE.           THE HARTFORD GLOBAL HEALTH FUND
                                 THE HARTFORD GLOBAL LEADERS FUND
                                 THE HARTFORD GROWTH FUND
                                 THE HARTFORD GROWTH OPPORTUNITIES FUND
                                 THE HARTFORD HIGH YIELD FUND
                                 THE HARTFORD INFLATION PLUS FUND
                                 THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION
                                 FUND
                                 THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                                 THE HARTFORD MONEY MARKET FUND
                                 THE HARTFORD SMALL COMPANY FUND
                                 THE HARTFORD SMALLCAP GROWTH FUND
                                 THE HARTFORD STOCK FUND
                                 THE HARTFORD TOTAL RETURN BOND FUND
                                 THE HARTFORD VALUE FUND
                                 THE HARTFORD VALUE OPPORTUNITIES FUND
                                 THE HARTFORD EQUITY GROWTH ALLOCATION FUND
                                 THE HARTFORD GROWTH ALLOCATION FUND
                                 THE HARTFORD BALANCED ALLOCATION FUND
                                 THE HARTFORD CONSERVATIVE ALLOCATION FUND
                                 THE HARTFORD INCOME ALLOCATION FUND
                                 THE HARTFORD RETIREMENT INCOME FUND
                                 THE HARTFORD TARGET RETIREMENT 2010 FUND
                                 THE HARTFORD TARGET RETIREMENT 2020 FUND
                                 THE HARTFORD TARGET RETIREMENT 2030 FUND

                                 THE HARTFORD MUTUAL FUNDS
                                 P.O. BOX 64387
                                 ST. PAUL, MN 55164-0387

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

CONTENTS


Introduction                     Introduction
------------                     ------------
A summary of each fund's         The Hartford Advisers Fund
goals, principal strategies,     The Hartford Capital Appreciation Fund
main risks, performance and      The Hartford Capital Appreciation II Fund
expenses                         The Hartford Disciplined Equity Fund
                                 The Hartford Dividend and Growth Fund
                                 The Hartford Equity Income Fund
                                 The Hartford Floating Rate Fund
                                 The Hartford Global Health Fund
                                 The Hartford Global Leaders Fund
                                 The Hartford Growth Fund
                                 The Hartford Growth Opportunities Fund
                                 The Hartford High Yield Fund
                                 The Hartford Inflation Plus Fund
                                 The Hartford International Capital Appreciation
                                 Fund
                                 The Hartford International Opportunities Fund
                                 The Hartford Money Market Fund
                                 The Hartford Small Company Fund
                                 The Hartford SmallCap Growth Fund
                                 The Hartford Stock Fund
                                 The Hartford Total Return Bond Fund
                                 The Hartford Value Fund
                                 The Hartford Value Opportunities Fund
                                 The Hartford Equity Growth Allocation Fund
                                 The Hartford Growth Allocation Fund
                                 The Hartford Balanced Allocation Fund
                                 The Hartford Conservative Allocation Fund
                                 The Hartford Income Allocation Fund
                                 The Hartford Retirement Income Fund
                                 The Hartford Target Retirement 2010 Fund
                                 The Hartford Target Retirement 2020 Fund
                                 The Hartford Target Retirement 2030 Fund

Description of other             Investment strategies and investment matters
investment strategies and        Terms used in this Prospectus
investment risks

Investment manager and           Management of the funds
management fee information

Information on your account      About your account Choosing a share class How
                                 sales charges are calculated Sales charge
                                 reductions and waivers Investor Requirements
                                 Opening an account Buying shares Selling shares
                                 Transaction policies Dividends and account
                                 policies Additional investor services

Further information on the       Financial highlights
funds
                                                                      back cover
                                 Fund code, CUSIP number and symbol
                                                                      back cover
                                 For more information


THE HARTFORD MUTUAL FUNDS                                                      1

INTRODUCTION


Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class R3, Class R4, Class R5 and Class Y shares of the funds. Each of the funds also offers Class A, Class B and Class C shares pursuant to a separate prospectus describing that class, and certain of the funds offer Class I shares pursuant to a separate prospectus. In addition, Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund and Value Opportunities Fund offer Class L, Class M, Class N, Class H, Class Z and Class E shares, as applicable, pursuant to another prospectus describing those classes; Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation
Fund, Conservative Allocation Fund and Income Allocation Fund do not offer Class Y shares.


Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, may invest in Class A shares without any sales charge, provided they included (or were offered) the fund as an investment option on or before May 1, 2007. Such plans that own Class A shares as of May 1, 2007, may continue to purchase Class A shares without any sales charge after May 1, 2007. Only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares as of May 1, 2007.

Below is a summary table briefly describing certain differences between the different share classes offered in this retirement plan prospectus. You should refer to the summary of each fund's goals, principal strategies, main risks, performance and expenses for more details. The funds offer several classes of shares to retirement plans. Each class has its own expense structure and may provide for different levels of service and different amounts of compensation to financial intermediaries. It is the responsibility of a plan fiduciary to choose the share class (and pricing) that best suits the needs of plan participants.

                                                CLASS R3              CLASS R4              CLASS R5              CLASS Y
                                          -------------------   -------------------   -------------------   -------------------
INVESTMENT MINIMUMS                              None                   None                  None               $1 million

MAXIMUM SALES CHARGE (LOAD)*                     None                   None                  None                  None

MAXIMUM DEFERRED SALES CHARGE (LOAD) *           None                   None                  None                  None

MANAGEMENT FEES**                           Varies by fund         Varies by fund        Varies by fund        Varies by fund

DISTRIBUTION AND SERVICE (12B-1) FEES**          0.50%                 0.25%                  None                  None

ADMINISTRATIVE FEE**                             0.20%                 0.15%                 0.10%                  None

ELIGIBLE INVESTORS                        401(k) plans, 457     401(k) plans, 457     401(k) plans, 457     Employee benefit or
                                          plans,                plans,                plans,                retirement plans
                                          employer-sponsored    employer-sponsored    employer-sponsored    with at least $10
                                          403(b) plans,         403(b) plans,         403(b) plans,         million in plan
                                          profit-sharing and    profit-sharing and    profit-sharing and    assets, or 750 or
                                          money purchase        money purchase        money purchase        more eligible
                                          pension plans,        pension plans,        pension plans,        employees; and
                                          defined benefit       defined benefit       defined benefit       certain  employee
                                          plans, and            plans, and            plans, and            benefit or
                                          nonqualified          nonqualified          nonqualified          retirement plans.
                                          deferred              deferred              deferred
                                          compensation plans.   compensation plans.   compensation plans.

*    Imposed on purchases as a percentage of the offering price

**   As a percentage of a fund's average net assets

+ See "Investor Requirements" for additional institutional eligible investors.

Each fund is a diversified fund except for the Floating Rate Fund, Inflation Plus Fund and Global Health Fund which are non-diversified.


THE HARTFORD MUTUAL FUNDS                                                      2

The following funds are referred to as the Hartford Fixed Income Funds:

-    Floating Rate Fund

-    Inflation Plus Fund

-    Total Return Bond Fund

-    High Yield Fund

-    Money Market Fund

The following funds are referred to as the Asset Allocation Funds:


-    Equity Growth Allocation Fund


-    Growth Allocation Fund

-    Balanced Allocation Fund

-    Conservative Allocation Fund

-    Income Allocation Fund

The following funds are referred to as the Target Retirement Funds:

-    Retirement Income Fund

-    Target Retirement 2010 Fund

-    Target Retirement 2020 Fund

-    Target Retirement 2030 Fund

The Asset Allocation Funds together with the Target Retirement Funds are referred to as "funds of funds," and each diversifies its assets by investing in the Class Y shares of several other Hartford Mutual Funds (as described below under "Principal Investment Strategy" for each of the funds of funds, the "Underlying Funds").

Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund and Value Opportunities Fund are series of The Hartford Mutual Funds II, Inc. All other funds are series of The Hartford Mutual Funds, Inc.

Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). With respect to the Asset Allocation Funds, HIFSCO administers the asset allocation program and provides the day-to-day portfolio management for each of these funds. The day-to-day portfolio management of each of the other funds is provided by one or more investment sub-advisers. Information regarding HIFSCO and the sub-advisers is included under the section entitled "Management of the Funds" in this prospectus.

THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC. HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

MUTUAL FUNDS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THESE FUNDS, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.


THE HARTFORD MUTUAL FUNDS                                                      3

THE HARTFORD ADVISERS FUND

INVESTMENT GOAL. The Hartford Advisers Fund seeks maximum long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The fund allocates its assets among three categories:

     -    equities,

     -    debt securities, and

     -    money market instruments.

The fund will normally invest in a portfolio of between 50% and 70% equities, with the balance of the assets invested in debt securities and cash instruments. The fund will not normally hold more than 10% in cash or cash equivalents. Allocation decisions within these bands are in the discretion of Wellington Management Company, LLP ("Wellington Management") and are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual.


The fund's diversified portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.



In general, the fund seeks to invest in companies that demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. With respect to stocks in which the fund invests, the fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $___ million to $___ billion.


The debt securities (other than money market instruments) in which the fund invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and securities rated investment grade (rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), or if unrated, securities deemed by Wellington Management to be of comparable quality). These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The fund is not restricted to any specific maturity term.

The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

MAIN RISKS. This fund is subject to, among others, stock market risk, interest rate risk, credit risk, income risk, prepayment risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means that the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.


THE HARTFORD MUTUAL FUNDS                                                      4

THE HARTFORD ADVISERS FUND

Because the fund may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Manager allocation risk refers to the possibility that Wellington Management could allocate assets among different asset classes in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.

The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)


1997     23.80%
1998     21.62%
1999     12.62%
2000      1.36%
2001     -4.73%
2002    -12.70%
2003     18.55%
2004      3.72%
2005      7.16%
2006






During the periods shown in the bar chart, the highest quarterly return was _____% (___ quarter, ____) and the lowest quarterly return was _____% (___ quarter ____).



THE HARTFORD MUTUAL FUNDS                                                      5

THE HARTFORD ADVISERS FUND


THE HARTFORD MUTUAL FUNDS                                                      6

THE HARTFORD ADVISERS FUND


                                                                              LIFE OF FUND
                                                         1 YEAR   5 YEARS   (SINCE 07/22/96)
                                                         ------   -------   ----------------
Class Y Return Before Taxes                               ____%    ____%        ____%
S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)                                     ____%    ____%        ____%(1)
Lehman Brothers Government/Credit Bond Index (reflects
   no deduction for fees, expenses or taxes)              ____%    ____%        ____%(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt. You cannot invest directly in an index.


(1)  Return is from 7/31/1996 -- 12/31/2006.




THE HARTFORD MUTUAL FUNDS                                                      7

THE HARTFORD ADVISERS FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                         CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                                         --------   --------   --------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum  sales charge  (load)  imposed on purchases
      as a percentage of offering price                    None       None       None      None
   Maximum  deferred  sales charge  (load) (as a
      percentage  of purchase  price or redemption
      proceeds, whichever is less)                         None       None       None      None
   Exchange fees                                           None       None       None      None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                      0.61%      0.61%      0.61%     0.61%
   Distribution and service (12b-1) fees                   0.50%      0.25%      None      None
   Other expenses(2)                                       0.33%      0.28%      0.22%     0.12%
   Total annual operating expenses(1)(2)(3)                1.44%      1.14%      0.83%     0.73%

(1) HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, the management fee is 0.56% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class R3, Class R4, Class R5 or Class Y shares of the fund are 1.39%, 1.09% and 0.78% and 0.68%, respectively.

(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. The transfer agent fees also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(3) HIFSCO has voluntarily agreed to limit the total annual operating expenses of Class R3, Class R4 and Class R5 of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.43%, 1.13% and 0.83%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                               CLASS R3   CLASS R4   CLASS R5   CLASS Y
--------------------------                               --------   --------   --------   -------
Year 1                                                    $  147     $  116     $   85      $ 75
Year 3                                                    $  456     $  362     $  265      $233
Year 5                                                    $  787     $  628     $  460      $406
Year 10                                                   $1,724     $1,386     $1,025      $906

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                            CLASS R3   CLASS R4   CLASS R5   CLASS Y
-----------------------------                            --------   --------   --------   -------
Year 1                                                    $  147     $  116     $   85      $ 75
Year 3                                                    $  456     $  362     $  265      $233
Year 5                                                    $  787     $  628     $  460      $406
Year 10                                                   $1,724     $1,386     $1,025      $906


THE HARTFORD MUTUAL FUNDS                                                      8

THE HARTFORD CAPITAL APPRECIATION FUND

CLASS R3, R4 AND R5 SHARES OF THE FUND ARE OFFERED ONLY TO (A) RETIREMENT PLANS WHERE HARTFORD LIFE INSURANCE COMPANY OR AN AFFILIATE PROVIDES RECORDKEEPING OR OTHER ADMINISTRATIVE SERVICES TO THE PLAN; (B) RETIREMENT OR WELFARE BENEFIT PLANS INVESTING IN FUND SHARES THROUGH GROUP VARIABLE ANNUITY CONTRACTS OR GROUP VARIABLE FUNDING AGREEMENTS ISSUED BY HARTFORD LIFE INSURANCE COMPANY; AND (C) CERTAIN RETIREMENT PLANS THAT INCLUDED THE HARTFORD CAPITAL APPRECIATION FUND OR THE HARTFORD CAPITAL APPRECIATION HLS FUND AS AN INVESTMENT OPTION PRIOR TO DECEMBER 15, 2006.

INVESTMENT GOAL. The Hartford Capital Appreciation Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its total assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including emerging market securities. Due to its current size, the fund will generally not invest in securities of issuers with market capitalizations less than $2 billion.

Through fundamental analysis, Wellington Management identifies companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry. This strategy is sometimes referred to as a "stock picking" approach. Companies are selected primarily on the basis of dynamic earnings growth potential and/or the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.

The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.


THE HARTFORD MUTUAL FUNDS                                                      9

THE HARTFORD CAPITAL APPRECIATION FUND

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)


1997     56.00%
1998      3.68%
1999     67.49%
2000      8.85%
2001     -6.26%
2002    -22.38%
2003     41.17%
2004     18.60%
2005     15.65%
2006





During the periods shown in the bar chart, the highest quarterly return was 36.93% (4th quarter, 1999) and the lowest quarterly return was -21.79% (3rd quarter, 1998).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006



                                                                              LIFE OF FUND
                                                         1 YEAR   5 YEARS   (SINCE 07/22/96)
                                                         ------   -------   ----------------
Class Y Return Before Taxes                               _____%   ____%       _____%
S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)                                     _____%   ____%       _____%(1)
Russell 3000 Index (reflects no deduction for fees,
   expenses or taxes)                                     _____%   ____%       _____%(1)


INDICES: The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index.

The fund has changed its benchmark from the S&P 500 Index to the Russell 3000 Index because the fund's investment manager believes that the Russell 3000 Index is better suited to the investment strategy of the fund.


(1)  Return is from 7/31/1996 -- 12/31/2006.




THE HARTFORD MUTUAL FUNDS                                                     10

THE HARTFORD CAPITAL APPRECIATION FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                         CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                                         --------   --------   --------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                       None       None       None       None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None       None       None       None
   Exchange fees                                           None       None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                         0.66%      0.66%      0.66%      0.66%
   Distribution and service (12b-1) fees                   0.50%      0.25%      None       None
   Other expenses(1)                                       0.33%      0.28%      0.22%      0.12%
   Total annual operating expenses(1)(2)                   1.49%      1.19%      0.88%      0.78%

(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. The transfer agent fees also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4 and Class R5 shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.54%, 1.24% and 0.94% respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                               CLASS R3   CLASS R4   CLASS R5   CLASS Y
--------------------------                               --------   --------   --------   -------
Year 1                                                    $  152     $  121     $   90      $ 80
Year 3                                                    $  471     $  378     $  281      $249
Year 5                                                    $  813     $  654     $  488      $433
Year 10                                                   $1,779     $1,443     $1,084      $966

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                            CLASS R3   CLASS R4   CLASS R5   CLASS Y
-----------------------------                            --------   --------   --------   -------
Year 1                                                    $  152     $  121     $   90      $ 80
Year 3                                                    $  471     $  378     $  281      $249
Year 5                                                    $  813     $  654     $  488      $433
Year 10                                                   $1,779     $1,443     $1,084      $966


THE HARTFORD MUTUAL FUNDS                                                     11

THE HARTFORD CAPITAL APPRECIATION II FUND

INVESTMENT GOAL. The Hartford Capital Appreciation II Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its assets in equity securities of foreign issuers and non-dollar securities, including emerging market securities.

The fund employs a multiple portfolio manager structure and is organized into several 'sleeves', each of which is managed according to a specific approach. The fund is organized as follows:

Growth Opportunities Generally 25% - 35% of the total portfolio

The Growth Opportunities strategy seeks short- and long-term capital appreciation by investing primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential.

Value Opportunities Generally 25% - 35% of the total portfolio

The Value Opportunities strategy seeks short- and long-term capital appreciation by investing primarily in common stocks covering a broad range of industries and market capitalizations. The strategy emphasizes securities that Wellington Management believes are undervalued and have the potential for appreciation.

Global Equities Generally 15% - 25% of the total portfolio


The Global Equities strategy invests in companies around the globe that Wellington Management believes will allow them to earn excess returns through various economic cycles. The strategy emphasizes in-depth company research and valuation disciplines to identify securities for purchases.


Capital Appreciation 5% - 15% of the total portfolio

The Capital Appreciation strategy seeks growth of capital by identifying companies that have substantial near-term capital appreciation potential regardless of company size or industry.

Special Situations 5% - 15% of the total portfolio

The Special Situations approach combines bottom-up fundamental research and security selection with top-down sector weightings and industry analysis. Assets may be concentrated in specific industries, sectors, regions, and countries.

The percentage of the fund invested in each of these sleeves may change without approval of the shareholders of the fund.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.


THE HARTFORD MUTUAL FUNDS                                                     12

THE HARTFORD CAPITAL APPRECIATION II FUND

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                         CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                                         --------   --------   --------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                       None       None       None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None       None       None      None
   Exchange fees                                           None       None       None      None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                         1.00%      1.00%      1.00%     1.00%
   Distribution and service (12b-1) fees                   0.50%      0.25%      None      None
   Other expenses(1)                                       0.62%      0.57%      0.51%     0.41%
   Total annual operating expenses(1)(2)                   2.12%      1.82%      1.51%     1.41%

(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. The transfer agent fees also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.85%, 1.55%, 1.25%, and 1.15%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                               CLASS R3   CLASS R4   CLASS R5   CLASS Y
--------------------------                               --------   --------   --------   -------
Year 1                                                    $  215     $  185     $  154     $  144
Year 3                                                    $  664     $  573     $  477     $  446
Year 5                                                    $1,139     $  985     $  824     $  771
Year 10                                                   $2,452     $2,137     $1,802     $1,691

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                            CLASS R3   CLASS R4   CLASS R5   CLASS Y
-----------------------------                            --------   --------   --------   -------
Year 1                                                    $  215     $  185     $  154     $  144
Year 3                                                    $  664     $  573     $  477     $  446
Year 5                                                    $1,139     $  985     $  824     $  771
Year 10                                                   $2,452     $2,137     $1,802     $1,691


THE HARTFORD MUTUAL FUNDS                                                     13

THE HARTFORD DISCIPLINED EQUITY FUND

INVESTMENT GOAL. The Hartford Disciplined Equity Fund seeks growth of capital.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $___ million to $___ billion. The fund's portfolio is broadly diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.


Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security, favoring those with attractive value and momentum factors. Value factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Momentum focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R 5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.

The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.


THE HARTFORD MUTUAL FUNDS                                                     14

THE HARTFORD DISCIPLINED EQUITY FUND

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)


1999    21.45%
2000    -6.15%
2001    -8.08%
2002   -24.60%
2003    28.89%
2004     8.39%
2005     6.61%
2006






During the periods shown in the bar chart, the highest quarterly return was _____% (___ quarter, ____) and the lowest quarterly return was ______% (___ quarter, ____).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006


                                                                              LIFE OF FUND
                                                         1 YEAR   5 YEARS   (SINCE 04/30/98)
                                                         ------   -------   ----------------
Class Y Return Before Taxes                               ____%    ____%          ____%
S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)                                     ____%    ____%          ____%


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.



THE HARTFORD MUTUAL FUNDS                                                     15

THE HARTFORD DISCIPLINED EQUITY FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                         CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                                         --------   --------   --------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases
      as a percentage of offering price                    None       None       None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None       None       None      None
   Exchange fees                                           None       None       None      None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                         0.80%      0.80%      0.80%     0.80%
   Distribution and service (12b-1) fees                   0.50%      0.25%      None      None
   Other expenses(1)                                       0.31%      0.26%      0.20%     0.10%
   Total annual operating expenses(1)(2)                   1.61%      1.31%      1.00%     0.90%

(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. The transfer agent fees also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.65%, 1.35%, 1.05%, and 1.00%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                               CLASS R3   CLASS R4   CLASS R5   CLASS Y
--------------------------                               --------   --------   --------   -------
Year 1                                                    $  164     $  133     $  102     $   92
Year 3                                                    $  508     $  415     $  318     $  287
Year 5                                                    $  876     $  718     $  552     $  498
Year 10                                                   $1,911     $1,579     $1,225     $1,108

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                            CLASS R3   CLASS R4   CLASS R5   CLASS Y
-----------------------------                            --------   --------   --------   -------
Year 1                                                    $  164     $  133     $  102     $   92
Year 3                                                    $  508     $  415     $  318     $  287
Year 5                                                    $  876     $  718     $  552     $  498
Year 10                                                   $1,911     $1,579     $1,225     $1,108


THE HARTFORD MUTUAL FUNDS                                                     16

THE HARTFORD DIVIDEND AND GROWTH FUND

INVESTMENT GOAL. The Hartford Dividend and Growth Fund seeks a high level of current income consistent with growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2006, the market capitalization of companies within the index ranged from approximately $___ million to $___ billion. The fund's portfolio is broadly diversified by industry and company. As a key component of its fundamental analysis, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.


Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R 5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.

The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.


THE HARTFORD MUTUAL FUNDS                                                     17

THE HARTFORD DIVIDEND AND GROWTH FUND

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)


1997    31.59%
1998    14.86%
1999     5.10%
2000    10.82%
2001    -4.15%
2002   -13.70%
2003    26.44%
2004    12.44%
2005     5.87%
2006






During the periods shown in the bar chart, the highest quarterly return was _____% (___ quarter, ____) and the lowest quarterly return was ______% (___ quarter, ____).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006.


                                                                              LIFE OF FUND
                                                         1 YEAR   5 YEARS   (SINCE 7/22/96)
                                                         ------   -------   ---------------
Class Y Return Before Taxes                               ____%    ____%       _____%
Russell 1000 Value Index (reflects no deduction for
   fees, expenses or taxes)                               ____%    ____%       _____%(1)


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.


(1)  Return is from 7/31/1996 -- 12/31/2006.




THE HARTFORD MUTUAL FUNDS                                                     18

THE HARTFORD DIVIDEND AND GROWTH FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                                         --------   --------   --------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                       None       None       None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None       None       None      None
   Exchange fees                                           None       None       None      None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                         0.64%      0.64%      0.64%     0.64%
   Distribution and service (12b-1) fees                   0.50%      0.25%      None      None
   Other expenses(1)                                       0.30%      0.25%      0.19%     0.09%
   Total annual operating expenses(1)(2)                   1.44%      1.14%      0.83%     0.73%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. The transfer agent fees also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4 and Class R5 shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.50%, 1.20% and 0.90%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                               CLASS R3   CLASS R4   CLASS R5   CLASS Y
--------------------------                               --------   --------   --------   -------
Year 1                                                    $  147     $  116     $   85     $   75
Year 3                                                    $  456     $  362     $  265     $  233
Year 5                                                    $  787     $  628     $  460     $  406
Year 10                                                   $1,724     $1,386     $1,025     $  906

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                            CLASS R3   CLASS R4   CLASS R5   CLASS Y
-----------------------------                            --------   --------   --------   -------
Year 1                                                    $  147     $  116     $   85     $   75
Year 3                                                    $  456     $  362     $  265     $  233
Year 5                                                    $  787     $  628     $  460     $  406
Year 10                                                   $1,724     $1,386     $1,025     $  906


THE HARTFORD MUTUAL FUNDS                                                     19

THE HARTFORD EQUITY INCOME FUND

INVESTMENT GOAL. The Hartford Equity Income Fund seeks a high level of current income consistent with growth of capital.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in equity securities of companies with market capitalizations above $2 billion. At the time of investment, every equity security in which the fund invests must pay a dividend or be expected to pay a dividend within the next 12 months. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.



The fund's investment approach is based on the fundamental analysis of companies with market capitalizations generally above $2 billion and below average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund uses a contrarian approach focused on longer term economic fundamentals and seeks a portfolio of securities that offer above average yields, below average valuations and the potential for dividend increases in the future. The typical purchase candidate may be characterized in one of four ways -- affected by a misunderstood negative event, a beneficiary of industry consolidation, low but improving return on capital, or new or incentivized management. In addition, the fund will take into consideration flows of new capital into an industry. Within this context, the fund's key security selection criterion will be based on dividend yield, with capital appreciation as a secondary factor. Portfolio construction is driven primarily by security selection.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $3 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.

The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.


THE HARTFORD MUTUAL FUNDS                                                     20

THE HARTFORD EQUITY INCOME FUND

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)


2004   10.51%
2005    5.37%
2006






During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was _____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006



                                                                    LIFE OF FUND
                                                         1 YEAR   (SINCE 8/28/03)
                                                         ------   ---------------
Class Y Return Before Taxes                               ____%      _____%
Russell 1000 Value Index (reflects no deduction for
   fees, expenses or taxes)                               ____%      _____%(1)


INDEX: The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.


(1)  Return is from 8/31/2003 - 12/31/2006



THE HARTFORD MUTUAL FUNDS                                                     21

THE HARTFORD EQUITY INCOME FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                                         --------   --------   --------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                       None       None       None       None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None       None       None       None
   Exchange fees                                           None       None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                      0.80%      0.80%      0.80%      0.80%
   Distribution and service (12b-1) fees                   0.50%      0.25%      None       None
   Other expenses(2)                                       0.32%      0.27%      0.21%      0.11%
   Total annual operating expenses(1)(2)(3)                1.62%      1.32%      1.01%      0.91%


(1) HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.70%, and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class R3, Class R4, Class R5 or Class Y shares of the Fund are 1.52%, 1.22%, 0.91% and 0.81%, respectively.

(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. The transfer agent fees also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(3) HIFSCO has voluntarily agreed to limit the total annual operating expenses of Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.60%, 1.30%, 1.00%, and 0.90%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                               CLASS R3   CLASS R4   CLASS R5   CLASS Y
--------------------------                               --------   --------   --------   -------
Year 1                                                    $  165     $  134     $  103     $   93
Year 3                                                    $  511     $  418     $  322     $  290
Year 5                                                    $  881     $  723     $  558     $  504
Year 10                                                   $1,922     $1,590     $1,236     $1,120

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                            CLASS R3   CLASS R4   CLASS R5   CLASS Y
--------------------------                               --------   --------   --------   -------
Year 1                                                    $  165     $  134     $  103     $   93
Year 3                                                    $  511     $  418     $  322     $  290
Year 5                                                    $  881     $  723     $  558     $  504
Year 10                                                   $1,922     $1,590     $1,236     $1,120


THE HARTFORD MUTUAL FUNDS                                                     22

THE HARTFORD FLOATING RATE FUND

INVESTMENT GOAL. The Hartford Floating Rate Fund seeks a high level of current income.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, at least 80% of the fund's assets are invested in below-investment-grade variable or floating rate loans ("Floating Rate Loans") and floating rate securities. Floating rate securities are defined as floating rate debt securities, money market securities of all types, repurchase agreements, and shares of money market and short-term bond funds. The fund may invest in securities of any maturity.

The fund normally invests primarily in interests in senior Floating Rate Loans. Senior Floating Rate Loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of Floating Rate Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. The fund may also invest in companies whose financial condition is uncertain, where the Borrower has defaulted in the payment of interest or principal or in the performance of its covenants or agreements or that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.

The fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans and unsecured loans and debt securities. Like loans, debt securities are used to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities do not pay current interest but are sold at a discount from their face values. Debt securities include all types of debt instruments such as corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities, including without limitation collateralized debt obligations and commercial mortgage-backed securities issued by private entities.

The fund may invest up to 25% of the fund's total assets in loans of foreign Borrowers and securities of foreign issuers, and up to 10% of the fund's total assets may be invested in foreign loans or securities that are denominated in a foreign currency. The fund may use swaps and forward currency exchange contracts to attempt to mitigate adverse effects of foreign currency fluctuations.

To achieve its goal of a high level of current income, the fund's sub-adviser, Hartford Investment Management Company ("Hartford Investment Management"), relies on a bottom-up, fundamental analysis of each Borrower and issuer and its ability to pay principal and interest in light of its current financial condition, its industry position, and economic and market conditions. Hartford Investment Management's process focuses on those Borrowers and issuers that generate positive cash flow momentum, exhibit stable or improving debt coverage and have an experienced management team. Hartford Investment Management also evaluates each loan's and each security's structural features, covenants, underlying collateral and price compared to its long-term value.

MAIN RISKS. The major factors affecting this fund's performance are credit, liquidity and interest rate risk. Credit risk depends largely on the perceived financial health of Borrowers and issuers of debt securities. In general, lower-rated loans and bonds have higher credit risks. Loan prices and prices of debt securities can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than would be the case with less aggressive loan and bond funds. Because the fund invests mainly in investments rated below-investment-grade, it is subject to heightened credit risk. The fund could lose money if the fundamentals of an industry in which the fund invests deteriorate or if a Borrower or issuer underperforms or defaults, or if any loan or debt security that the fund owns is downgraded. In addition, because the fund is non-diversified and therefore may take larger positions in individual Borrowers and issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio.

When interest rates rise, the value of a portfolio invested in fixed-rate obligations falls. You could lose money as a result of your investment.

Most, but not all, Floating Rate Loans and certain debt securities allow for prepayment of principal without penalty. Loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities.


THE HARTFORD MUTUAL FUNDS                                                     23

THE HARTFORD FLOATING RATE FUND

Foreign investments may be more risky than domestic investments. Investments in loans of foreign Borrowers and securities of foreign issuers and non-dollar loans and securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. Foreign loans and foreign debt securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

The fund is subject to liquidity risk. As with many fixed income investments, there is no organized exchange or board of trade on which loans are traded. Instead, the secondary market for loans is an unregulated inter-dealer or inter-bank re-sale market. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the fund's net asset value. Loans usually trade in large denominations (typically $1 million and higher) and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. In addition, loans in which the fund invests may require the consent of the Borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the fund's ability to sell loans and may adversely affect the price that can be obtained. The fund may have difficulty disposing of loans if it needs cash to pay redemption requests, to pay dividends, to pay expenses or to take advantage of new investment opportunities. These considerations may cause the fund to sell loans or securities at lower prices than it would otherwise consider to meet cash needs or cause the fund to maintain a greater portion of its assets in cash equivalents than it would otherwise, which could negatively affect performance. The fund may seek to avoid the necessity of selling assets to meet such needs by the use of borrowings.

The fund typically purchases loans via assignment, which makes the fund a direct lender. However, the fund may also invest in loans by purchasing a participation interest. A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where the fund is a participant in a loan, it does not have any direct claim on the loan, and in the event of the Borrower's insolvency or default, the fund, as a participant, would be a creditor of the lender and not of the Borrower.

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                                         --------   --------   --------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                       None       None       None       None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None       None       None       None
   Exchange fees                                           None       None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                         0.65%      0.65%      0.65%      0.65%
   Distribution and service (12b-1) fees                   0.50%      0.25%      None       None
   Other expenses(1)                                       0.29%      0.24%      0.18%      0.08%
   Total annual operating expenses(1)(2)                   1.44%      1.14%      0.83%      0.73%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. The transfer agent fees also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has agreed to limit permanently the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses to 1.25%, 1.00%, 0.85% and 0.75%, respectively.


THE HARTFORD MUTUAL FUNDS                                                     24

THE HARTFORD FLOATING RATE FUND

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                               CLASS R3   CLASS R4   CLASS R5   CLASS Y
--------------------------                               --------   --------   --------   -------
Year 1                                                    $  147     $  116     $   85      $ 75
Year 3                                                    $  456     $  362     $  265      $233
Year 5                                                    $  787     $  628     $  460      $406
Year 10                                                   $1,724     $1,386     $1,025      $906

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                            CLASS R3   CLASS R4   CLASS R5   CLASS Y
-----------------------------                            --------   --------   --------   -------
Year 1                                                    $  147     $  116     $   85      $ 75
Year 3                                                    $  456     $  362     $  265      $233
Year 5                                                    $  787     $  628     $  460      $406
Year 10                                                   $1,724     $1,386     $1,025      $906


THE HARTFORD MUTUAL FUNDS                                                     25

THE HARTFORD GLOBAL HEALTH FUND

INVESTMENT GOAL. The Hartford Global Health Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of health care-related companies worldwide. The focus of the fund's investment process is stock selection through fundamental analysis. The fund takes a broad approach to investing in the health care sector. It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products, medical services, managed health care, health information services and emerging health-related subsectors. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The fund's approach to investing in the health care sector is based on in-depth understanding of medical science, regulatory developments, reimbursement policy trends and individual company business franchises. The fund will seek to exploit favorable trends for the health care sector including demographics.

The fund will also seek to invest in health care companies that benefit from the trend toward global consolidation, the biotechnology revolution and advances in software, integrated circuits and biocompatible materials. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Investments in the fund will be allocated across the major subsectors of the health care sector. Wellington Management may favor certain subsectors at times based upon the relative attractiveness of stocks within these subsectors, near term macroeconomic factors and the availability of such stocks at attractive prices. Some representation is typically maintained in each major subsector of the health care sector.

Stocks considered for purchase in the fund typically share one or more of the following attributes:

     -    the company's business franchise is temporarily mispriced,

     -    the market under-values the new product pipelines,

     - the company has opportunities due to changes in reimbursement policy (for example, the privatization of health care services abroad), or

     -    the company is a target of opportunity due to industry consolidation.

Stocks will be considered for sale from the fund when:

     -    target prices are achieved,


     -    fundamental expectations are not met,



     -    a company's prospects become less appealing, or



     - equity securities of other comparable issuers in an industry are available at more attractive prices.


Wellington Management seeks companies with attractive entry valuations, defined as those stocks where the price is not already fully exploited by other investors.

The fund will be relatively focused with regard to both position size and the industries comprising the health care sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on


THE HARTFORD MUTUAL FUNDS                                                     26

THE HARTFORD GLOBAL HEALTH FUND

narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the health care sector, including pharmaceuticals, medical products and health services. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Health care products and services are generally subject to government regulation, and changes in laws or regulations could adversely impact the market value of securities and the fund's overall performance. Government regulation could have a significant, adverse impact on the price and availability of a company's products and services. Lawsuits and regulatory proceedings which may be brought against the issuers of securities could also adversely impact the market value of securities and the fund's overall performance. Companies in which the fund may invest can be significantly affected by, among other things, patent considerations, intense competition and rapid technological change and obsolescence.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.

The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.


THE HARTFORD MUTUAL FUNDS                                                     27

THE HARTFORD GLOBAL HEALTH FUND

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)


2001     2.21%
2002   -17.02%
2003    31.71%
2004    12.46%
2005    12.41%
2006






During the periods shown in the bar chart, the highest quarterly return was _____% (___ quarter, ____) and the lowest quarterly return was ______% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006



                                                                                 LIFE OF FUND
                                                          1 YEAR     5 YEARS   (SINCE 05/01/00)
                                                         --------   --------   ----------------
Class Y Return Before Taxes                               _____%      ____%        _____%
S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)                                     _____%      ____%        _____%(1)
Goldman Sachs Health Care Index (reflects no deduction
   for fees, expenses or taxes)                           _____%      ____%        _____%(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Goldman Sachs Health Care Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.



(1)  Return is from 4/30/2000 -- 12/31/2006.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


THE HARTFORD MUTUAL FUNDS                                                     28

THE HARTFORD GLOBAL HEALTH FUND

                                                                    CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                                                    --------   --------   --------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
      percentage of offering price                                    None        None      None       None
   Maximum deferred sales charge (load) (as a percentage of
      purchase price or redemption proceeds, whichever is less)       None        None      None       None
   Exchange fees                                                      None        None      None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                    0.90%       0.90%     0.90%      0.90%
   Distribution and service (12b-1) fees                              0.50%       0.25%     None       None
   Other expenses(1)                                                  0.29%       0.24%     0.18%      0.08%
   Total annual operating expenses(1)(2)                              1.69%       1.39%     1.08%      0.98%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. The transfer agent fees also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.85%, 1.55%, 1.25% and 1.20%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                          CLASS R3   CLASS R4   CLASS R5   CLASS Y
--------------------------                                          --------   --------   --------   -------
Year 1                                                               $  172     $  142     $  110     $  100
Year 3                                                               $  533     $  440     $  343     $  312
Year 5                                                               $  918     $  761     $  595     $  542
Year 10                                                              $1,998     $1,669     $1,317     $1,201

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                       CLASS R3   CLASS R4   CLASS R5   CLASS Y
-----------------------------                                       --------   --------   --------   -------
Year 1                                                               $  172     $  142     $  110     $  100
Year 3                                                               $  533     $  440     $  343     $  312
Year 5                                                               $  918     $  761     $  595     $  542
Year 10                                                              $1,998     $1,669     $1,317     $1,201


THE HARTFORD MUTUAL FUNDS                                                     29

THE HARTFORD GLOBAL LEADERS FUND

INVESTMENT GOAL. The Hartford Global Leaders Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks issued by companies worldwide. The fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.


Under normal market and economic conditions, the fund invests at least 65% of its total assets in common stocks of high-quality growth companies worldwide. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. Under normal market and economic conditions, the fund will diversify its investments in securities of issuers among a number of different countries throughout the world, which may include the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI World Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $___ million to $___ billion.



The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI World Index is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers.





MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R 5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of


THE HARTFORD MUTUAL FUNDS                                                     30

THE HARTFORD GLOBAL LEADERS FUND

securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.

The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)


1999    48.39%
2000    -6.84%
2001   -16.91%
2002   -20.03%
2003    35.68%
2004    19.04%
2005     2.31%
2006






During the periods shown in the bar chart, the highest quarterly return was _____% (___ quarter, ____) and the lowest quarterly return was ______% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006



                                                                              LIFE OF FUND
                                                         1 YEAR   5 YEARS   (SINCE 09/30/98)
                                                         ------   -------   ----------------
Class Y Return Before Taxes                              _____%    ____%          ____%
Morgan Stanley Capital International World Index
   (reflects no deduction for fees, expenses or taxes)   _____%    ____%          ____%
Morgan Stanley Capital International World Growth
   Index (reflects no deduction for fees, expenses or
   taxes)                                                _____%    ____%          ____%



INDEX: The Morgan Stanley Capital International World Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

The Morgan Stanley Capital International World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     31

THE HARTFORD GLOBAL LEADERS FUND

The fund has changed its benchmark from the Morgan Stanley Capital International World Index to the Morgan Stanley Capital International World Growth Index because the fund's investment manager believes that the Morgan Stanley Capital International World Growth Index is better suited to the investment strategy of the fund.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                                         --------   --------   --------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum  sales charge  (load)  imposed on purchases
      as a percentage of offering price                    None       None       None       None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None       None       None       None
   Exchange fees                                           None       None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                         0.82%      0.82%      0.82%     0.82%
   Distribution and service (12b-1) fees                   0.50%      0.25%      None       None
   Other expenses(1)                                       0.36%      0.31%      0.25%     0.15%
   Total annual operating expenses(1)(2)                   1.68%      1.38%      1.07%     0.97%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. The transfer agent fees also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.73%, 1.43%, 1.13% and 1.20%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                               CLASS R3   CLASS R4   CLASS R5   CLASS Y
--------------------------                               --------   --------   --------   -------
Year 1                                                    $  171     $  141     $  109     $   99
Year 3                                                    $  530     $  437     $  340     $  309
Year 5                                                    $  913     $  755     $  590     $  536
Year 10                                                   $1,987     $1,657     $1,306     $1,190

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                            CLASS R3   CLASS R4   CLASS R5   CLASS Y
-----------------------------                            --------   --------   --------   -------
Year 1                                                    $  171     $  141     $  109     $   99
Year 3                                                    $  530     $  437     $  340     $  309
Year 5                                                    $  913     $  755     $  590     $  536
Year 10                                                   $1,987     $1,657     $1,306     $1,190


THE HARTFORD MUTUAL FUNDS                                                     32

THE HARTFORD GROWTH FUND

INVESTMENT GOAL. The Hartford Growth Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include sustainable growth, superior business management, strong cash flow generation, high margins, high return on capital, a strong balance sheet and a leadership position within the industry. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Growth Index As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $___ million to $___ billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Wellington Management utilizes what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, cash flow and revenues.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R 5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.


The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past


THE HARTFORD MUTUAL FUNDS                                                     33

THE HARTFORD GROWTH FUND

performance does not indicate future results.


CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)


2003   33.22%
2004   12.40%
2005    4.62%
2006






During the periods shown in the bar chart, the highest quarterly return was 29.80% (4th quarter, 1999) and the lowest quarterly return was ______% (___ quarter, ____).




AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006



                                                                    LIFE OF FUND
                                                         1 YEAR   (SINCE 02/19/02)
                                                         ------   ----------------
Class Y Return Before Taxes                               ____%       ____%
Russell 1000 Growth Index (reflects no deduction for
   fees, expenses or taxes)                               ____%       ____%(1)


INDEX: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     34

THE HARTFORD GROWTH FUND



(1)  Return is from 2/19/02 - 12/31/06.



THE HARTFORD MUTUAL FUNDS                                                     35

THE HARTFORD GROWTH FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                         CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                                         --------   --------   --------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum  sales charge (load) imposed on purchases
      as a percentage of offering price                    None       None       None      None
   Maximum deferred sales charge (load) (as
      a percentage of purchase price or redemption
      proceeds, whichever is less)                         None       None       None      None
   Exchange fees                                           None       None       None      None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                         0.74%      0.74%      0.74%     0.74%
   Distribution and service (12b-1) fees                   0.50%      0.25%      None      None
   Other expenses(1)                                       0.32%      0.27%      0.21%     0.11%
   Total annual operating expenses(1)(2)                   1.56%      1.26%      0.95%     0.85%

(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. The transfer agent fees also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.58%, 1.28%, 0.98% and 1.00%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                               CLASS R3   CLASS R4   CLASS R5   CLASS Y
--------------------------                               --------   --------   --------   -------
Year 1                                                    $  159     $  128     $   97     $   87
Year 3                                                    $  493     $  400     $  303     $  271
Year 5                                                    $  850     $  692     $  525     $  471
Year 10                                                   $1,856     $1,523     $1,166     $1,049

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                            CLASS R3   CLASS R4   CLASS R5   CLASS Y
-----------------------------                            --------   --------   --------   -------
Year 1                                                    $  159     $  128     $   97     $   87
Year 3                                                    $  493     $  400     $  303     $  271
Year 5                                                    $  850     $  692     $  525     $  471
Year 10                                                   $1,856     $1,523     $1,166     $1,049


THE HARTFORD MUTUAL FUNDS                                                     36

THE HARTFORD GROWTH OPPORTUNITIES FUND

INVESTMENT GOAL. The Hartford Growth Opportunities Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.



THE HARTFORD MUTUAL FUNDS                                                     37

THE HARTFORD GROWTH OPPORTUNITIES FUND

The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.



THE HARTFORD MUTUAL FUNDS                                                     38

THE HARTFORD GROWTH OPPORTUNITIES FUND

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)


2003   44.44%
2004   16.83%
2005   16.16%
2006






During the periods shown in the bar chart, the highest quarterly return was _____% (___ quarter, ____) and the lowest quarterly return was ______% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006



                                                                    LIFE OF FUND
                                                         1 YEAR   (SINCE 02/19/02)
                                                         ------   ----------------
Class Y Return Before Taxes                              _____%      ______%
Russell 3000 Growth Index (reflects no deduction for
   fees, expenses or taxes)                              _____%      ______%(1)


INDEX: The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.


(1)  Return is from 2/19/2002 - 12/31/2006.



THE HARTFORD MUTUAL FUNDS                                                     39

THE HARTFORD GROWTH OPPORTUNITIES FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                                         --------   --------   --------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                       None       None       None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None       None       None      None
   Exchange fees                                           None       None       None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                         0.76%      0.76%      0.76%     0.76%
   Distribution and service (12b-1) fees                   0.50%      0.25%      None      None
   Other expenses(1)                                       0.33%      0.28%      0.22%     0.12%
   Total annual operating expenses(1)(2)                   1.59%      1.29%      0.98%     0.88%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. The transfer agent fees also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.61%, 1.31%, 1.01% and 1.00%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                               CLASS R3   CLASS R4   CLASS R5   CLASS Y
--------------------------                               --------   --------   --------   -------
Year 1                                                    $  162     $  131     $  100     $   90
Year 3                                                    $  502     $  409     $  312     $  281
Year 5                                                    $  866     $  708     $  542     $  488
Year 10                                                   $1,889     $1,556     $1,201     $1,084

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                            CLASS R3   CLASS R4   CLASS R5   CLASS Y
-----------------------------                            --------   --------   --------   -------
Year 1                                                    $  162     $  131     $  100     $   90
Year 3                                                    $  502     $  409     $  312     $  281
Year 5                                                    $  866     $  708     $  542     $  488
Year 10                                                   $1,889     $1,556     $1,201     $1,084


THE HARTFORD MUTUAL FUNDS                                                     40

THE HARTFORD HIGH YIELD FUND

INVESTMENT GOAL. The Hartford High Yield Fund seeks high current income. Growth of capital is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield - high risk securities" or "junk bonds". The fund will invest no more than 25% of its total assets in securities rated below "B3" by Moody's or "B-" by S&P, or, if unrated, determined to be of comparable quality by Hartford Investment Management. The fund may invest in bonds of any maturity although the fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years. The fund may also invest up to 10% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in securities of foreign issuers and up to 10% of its total assets in non-dollar securities.


To achieve its goal of high current income, Hartford Investment Management uses what is sometimes referred to as a "bottom-up" analysis in its credit underwriting and securities valuation discipline in order to determine which specific issuers and securities have the ability to support a high level of sustainable yield on debt securities. In this process, Hartford Investment Management assess such factors as an issuer's business environment, as well as its financial statements, anticipated earnings/cash flow, the quality of its management team and a detailed analysis of its capital structure and the value of the assets supporting it. Hartford Investment Management's economic outlook is also an important input in overlaying a "top-down" view of the economy in the construction of fund's interest rate and credit risk exposure.


The fund seeks its secondary goal of capital growth, when consistent with its primary objective of high current income, by investing in securities that Hartford Investment Management expects to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments don't perform as Hartford Investment Management expects, the fund could underperform its peers or lose money.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

In some circumstances the fund's investments could become harder to value.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of


THE HARTFORD MUTUAL FUNDS                                                     41

THE HARTFORD HIGH YIELD FUND

fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R 5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.

The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS Y TOTAL RETURNS BY CALENDAR YEAR


                               (PERFORMANCE GRAPH)


1999    3.98%
2000    1.04%
2001    3.27%
2002   -7.51%
2003   24.86%
2004    7.55%
2005    1.50%
2006






During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was _____% (___ quarter, ____).



THE HARTFORD MUTUAL FUNDS                                                     42

THE HARTFORD HIGH YIELD FUND


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006



                                                                             LIFE OF
                                                                              FUND
                                                                             (SINCE
                                                         1 YEAR   5 YEARS   09/30/98)
                                                         ------   -------   --------
Class Y Return Before Taxes                               ____%    ____%      ____%
Lehman Brothers High Yield Corporate Index (reflects
   no deduction for fees, expenses or taxes)              ____%    ____%      ____%


INDEX: The Lehman Brothers High Yield Corporate Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission. You cannot invest directly in an index.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                                         --------   --------   --------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum  sales charge  (load)  imposed on purchases
      as a percentage  of offering price                   None       None       None       None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None       None       None       None
   Exchange fees                                           None       None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                      0.75%      0.75%      0.75%      0.75%
   Distribution and service (12b-1) fees                   0.50%      0.25%      None       None
   Other expenses(2)                                       0.33%      0.28%      0.22%      0.12%
   Total annual operating expenses(1)(2)(3)                1.58%      1.28%      0.97%      0.87%

(1) HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, the management fee is 0.55% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class R3, Class R4, Class R5 or Class Y shares of the fund, are 1.38%, 1.08%, 0.77% and 0.67%, respectively.

(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. The transfer agent fees also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(3) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.40%, 1.10%, 0.85% and 0.75%, respectively.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


THE HARTFORD MUTUAL FUNDS                                                     43

THE HARTFORD HIGH YIELD FUND

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                               CLASS R3   CLASS R4   CLASS R5   CLASS Y
--------------------------                               --------   --------   --------   -------
Year 1                                                    $  161     $  130     $   99     $   89
Year 3                                                    $  499     $  406     $  309     $  278
Year 5                                                    $  860     $  702     $  536     $  482
Year 10                                                   $1,878     $1,545     $1,190     $1,073

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                            CLASS R3   CLASS R4   CLASS R5   CLASS Y
-----------------------------                            --------   --------   --------   -------
Year 1                                                    $  161     $  130     $   99     $   89
Year 3                                                    $  499     $  406     $  309     $  278
Year 5                                                    $  860     $  702     $  536     $  482
Year 10                                                   $1,878     $1,545     $1,190     $1,073


THE HARTFORD MUTUAL FUNDS                                                     44

THE HARTFORD INFLATION PLUS FUND

INVESTMENT GOAL. The Hartford Inflation Plus Fund seeks a total return that exceeds the rate of inflation over an economic cycle.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 65% of its net assets in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury. The fund may also invest in inflation-protected debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as corporations and foreign governments. Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to the smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The fund invests, under normal circumstances, at least 80% of its net assets in securities of "investment grade" quality. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") and S&P ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its net assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield - high risk securities" or "junk bonds". The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least "Aa3" by Moody's. The fund may also invest up to 10% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.

In addition to its investments in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury, the fund will opportunistically invest up to 35% of its net assets in other sectors, including, but not limited to, nominal treasury securities, corporate bonds, asset-backed securities, mortgage-related securities and commercial mortgage-backed securities. The fund may invest up to 35% of its net assets in securities of foreign issuers and non-dollar securities, including inflation-protected securities of foreign issuers. Such inflation-protected securities of foreign issuers are generally indexed to the inflation rates in their respective economies. The fund may also utilize securities lending arrangements and reverse repurchase transactions. The fund may utilize derivatives to manage portfolio risk and to replicate securities the fund could buy but that are not currently available in the market. Such derivatives may include (but are not limited to) swaps where the fund receives inflation-linked payments.

There is no limit on the maturity of debt securities held by the fund or the average maturity of the fund's portfolio.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy and inflation. Hartford Investment Management then selects individual securities to buy or sell from selected issuers that, from a real yield perspective, appear either attractive or unattractive. Hartford Investment Management will select issues by assessing such factors as security structure, break even inflation rates, a company's business environment, balance sheet, income statement, anticipated earnings and management team.

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.


THE HARTFORD MUTUAL FUNDS                                                     45

THE HARTFORD INFLATION PLUS FUND

Inflation-protected debt securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-protected debt security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Because the fund may invest in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities.

Because the fund may engage in securities lending arrangements, the fund is subject to the risk that delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities.

Reverse repurchase agreements carry the risk that the market value of the securities which the fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as collateralized borrowing by the fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of the fund and, therefore, increases the possibility of fluctuation in the fund's net asset value.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.


THE HARTFORD MUTUAL FUNDS                                                     46

THE HARTFORD INFLATION PLUS FUND

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.

The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)


2004    7.45%
2005   21.90%
2006






During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was _____% (___ quarter, ____).



THE HARTFORD MUTUAL FUNDS                                                     47

THE HARTFORD INFLATION PLUS FUND


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006



                                                                   LIFE OF
                                                                    FUND
                                                                   (SINCE
                                                         1 YEAR   10/31/02)
                                                         ------   ---------
Class Y Return Before Taxes                               ____%     ____%
Lehman Brothers U.S. TIPS Index (reflects no deduction
   for fees, expenses or taxes)                           ____%     ____%


INDEX: The Lehman Brothers U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity. You cannot invest directly in an index.



THE HARTFORD MUTUAL FUNDS                                                     48

THE HARTFORD INFLATION PLUS FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                                         --------   --------   --------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                       None       None       None       None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None       None       None       None
      Exchange fees                                        None       None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                      0.58%      0.58%      0.58%      0.58%
   Distribution and service (12b-1) fees                   0.50%      0.25%      None       None
   Other expenses(2)                                       0.31%      0.26%      0.20%      0.10%
   Total annual operating expenses(1)(2)(3)                1.39%      1.09%      0.78%      0.68%


(1) HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, the management fee is 0.48% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class R3, Class R4, Class R5 or Class Y shares of the fund are 1.25%, 0.99%, 0.68% and 0.58%, respectively.

(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. The transfer agent fees also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(3) HIFSCO has agreed to limit permanently the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses to 1.25%, 1.00%, 0.85% and 0.75%, respectively. In addition, HIFSCO has voluntarily agreed to limit the total annual operating expenses of Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses to 0.76% and 0.60%, respectively.



THE HARTFORD MUTUAL FUNDS                                                     49

THE HARTFORD INFLATION PLUS FUND

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                               CLASS R3   CLASS R4   CLASS R5   CLASS Y
--------------------------                               --------   --------   --------   -------
Year 1                                                    $  142     $  111      $ 80       $ 69
Year 3                                                    $  440     $  347      $249       $218
Year 5                                                    $  761     $  601      $433       $379
Year 10                                                   $1,669     $1,329      $966       $847

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                            CLASS R3   CLASS R4   CLASS R5   CLASS Y
-----------------------------                            --------   --------   --------   -------
Year 1                                                    $  142     $  111      $ 80       $ 69
Year 3                                                    $  440     $  347      $249       $218
Year 5                                                    $  761     $  601      $433       $379
Year 10                                                   $1,669     $1,329      $966       $847


THE HARTFORD MUTUAL FUNDS                                                     50

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND

INVESTMENT GOAL. The Hartford International Capital Appreciation Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its assets in equity securities of foreign issuers, including non-dollar securities. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. Although some consideration is given to ensuring country diversification, allocation of investments among countries is primarily the result of sector and security selection. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.


The fund's investment strategy is to invest in high-quality growth companies in international markets. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI EAFE Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $___ million to $___ billion.



The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI EAFE Index is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Stocks of companies with market capitalizations above $2 billion as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks. If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated. An investment in the fund entails substantial market risk.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Wellington Management's investment strategy will influence performance significantly. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R 5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of


THE HARTFORD MUTUAL FUNDS                                                     51

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND

securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.

The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.


CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)


2002   -18.46%
2003    49.73%
2004    23.81%
2005     6.07%
2006






During the periods shown in the bar chart, the highest quarterly return was _____% (___ quarter, ____) and the lowest quarterly return was ______% (___ quarter, ____).



THE HARTFORD MUTUAL FUNDS                                                     52

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006



                                                                    LIFE OF FUND
                                                         1 YEAR   (SINCE 4/30/01)
                                                         ------   ---------------
Class Y Return Before Taxes                              _____%         ____
MSCI EAFE Index (reflects no deduction for fees,
   expenses or taxes)                                    _____%         ____%
MSCI EAFE Growth Index (reflects no deduction for
   fees, expenses or taxes)                              _____%         ____%


INDEX: The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. You cannot invest directly in an index.

The Morgan Stanley Capital International Europe, Australasia and Far East Growth Index ("MSCI EAFE Growth Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the growth securities within the MSCI EAFE Index. You cannot invest directly in an index.

The fund has changed its benchmark from the MSCI EAFE Index to the MSCI EAFE Growth Index because the fund's investment manager believes that the MSCI EAFE Growth Index is better suited to the investment strategy of the fund.



THE HARTFORD MUTUAL FUNDS                                                     53

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                         CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                                         --------   --------   --------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed                     None       None       None       None
      on purchases as a percentage of offering price
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None       None       None       None
   Exchange fees                                           None       None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                         0.90%      0.90%      0.90%      0.90%
   Distribution and service (12b-1) fees                   0.50%      0.25%      None       None
   Other expenses(1)                                       0.43%      0.38%      0.32%      0.22%
   Total annual operating expenses(2)                      1.83%      1.53%      1.22%      1.12%

(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. The transfer agent fees also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.85%, 1.55%, 1.25% and 1.20%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                               CLASS R3   CLASS R4   CLASS R5   CLASS Y
--------------------------                               --------   --------   --------   -------
Year 1                                                    $  186     $  156     $  124     $  114
Year 3                                                    $  576     $  483     $  387     $  356
Year 5                                                    $  990     $  834     $  670     $  617
Year 10                                                   $2,148     $1,824     $1,477     $1,363

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                            CLASS R3   CLASS R4   CLASS R5   CLASS Y
-----------------------------                            --------   --------   --------   -------
Year 1                                                    $  186     $  156     $  124     $  114
Year 3                                                    $  576     $  483     $  387     $  356
Year 5                                                    $  990     $  834     $  670     $  617
Year 10                                                   $2,148     $1,824     $1,477     $1,363


THE HARTFORD MUTUAL FUNDS                                                     54

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

INVESTMENT GOAL. The Hartford International Opportunities Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. The securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management



     conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value. Wellington Management seeks to invest in companies with underappreciated assets, improving return on capital and/or stocks that it believes are mis-priced by the market due to short-term issues. This proprietary research takes into account each company's long-term history as well as Wellington Management's analysts' forward-looking estimates, and allows for a comparison of the intrinsic value of stocks on a global basis focusing on return on invested capital in conjunction with other valuation metrics. Portfolio construction is driven primarily by bottom-up stock selection, with region, country and sector weightings being secondary factors.



The fund may invest in opportunities across the market capitalization spectrum, but under normal circumstances invests primarily in large and mid capitalization companies, resulting in a portfolio with market capitalization characteristics similar to the MSCI AC World ex US Index. As of December 31, 2006, the range of market capitalizations of companies in the MSCI AC World ex US Index was between approximately $__ million and $___ billion.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y


THE HARTFORD MUTUAL FUNDS                                                     55

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R 5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.

The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.


CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)


1997     1.31%
1998    13.11%
1999    39.63%
2000   -15.19%
2001   -18.32%
2002   -19.92%
2003    32.06%
2004    17.90%
2005    14.27%
2006






During the periods shown in the bar chart, the highest quarterly return was _____% (___ quarter, ____) and the lowest quarterly return was ______% (____ quarter, ____).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005


                                                                              LIFE OF FUND
                                                         1 YEAR   5 YEARS   (SINCE 07/22/96)
                                                         ------   -------   ----------------
Class Y Return Before Taxes                              _____%    ____         ____%
MSCI AC World ex US Index (reflects no deduction for
   fees, expenses or taxes)                              _____%    ____%        ____%(1)


INDEX: The Morgan Stanley Capital International All Country World ex US Index ("MSCI AC World ex US Index") is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.



THE HARTFORD MUTUAL FUNDS                                                     56

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND


(1)  Return is from 7/31/1996 -- 12/31/2006.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                         CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                                         --------   --------   --------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on                  None       None       None       None
      purchases as a percentage of offering price
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None       None       None       None
   Exchange fees                                           None       None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                         0.85%      0.85%      0.85%     0.85%
   Distribution and service (12b-1) fees                   0.50%      0.25%      None       None
   Other expenses(1)                                       0.41%      0.36%      0.30%     0.20%
   Total annual operating expenses (2)                     1.76%      1.46%      1.15%     1.05%

(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. The transfer agent fees also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, 1.82%, 1.52%, 1.22% and 1.20%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                               CLASS R3   CLASS R4   CLASS R5   CLASS Y
--------------------------                               --------   --------   --------   -------
Year 1                                                    $  179     $  149     $  117     $  107
Year 3                                                    $  554     $  462     $  365     $  334
Year 5                                                    $  954     $  797     $  633     $  579
Year 10                                                   $2,073     $1,746     $1,398     $1,283

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                            CLASS R3   CLASS R4   CLASS R5   CLASS Y
-----------------------------                            --------   --------   --------   -------
Year 1                                                    $  179     $  149     $  117     $  107
Year 3                                                    $  554     $  462     $  365     $  334
Year 5                                                    $  954     $  797     $  633     $  579
Year 10                                                   $2,073     $1,746     $1,398     $1,283


THE HARTFORD MUTUAL FUNDS                                                     57

THE HARTFORD MONEY MARKET FUND

INVESTMENT GOAL. The Hartford Money Market Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by Hartford Investment Management. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities;
(3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

The fund may invest up to 100% of its total assets in securities of foreign issuers.

The fund purchases securities which Hartford Investment Management believes offer attractive returns relative to the risks undertaken. In addition, Hartford Investment Management adjusts the average maturity of the portfolio in anticipation of interest rate changes.

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, income risk, manager risk and foreign investment risk.

A rise in interest rates could cause a fall in the values of the fund's securities.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Manager risk refers to the risk that if Hartford Investment Management does not effectively implement the fund's investment goal and style, the fund could underperform its peers.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is a risk that the fund's share price could fall below $1.00, which would make your shares worth less than what you paid for them.

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R 5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.

The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.


THE HARTFORD MUTUAL FUNDS                                                     58

THE HARTFORD MONEY MARKET FUND


CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)


1997   5.23%
1998   5.16%
1999   4.80%
2000   6.00%
2001   3.76%
2002   1.60%
2003   0.69%
2004   0.88%
2005   2.78%
2006






During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005


                                                                             LIFE OF FUND
                                                         1 YEAR   5 YEARS   (SINCE 7/22/96)
                                                         ------   -------   ---------------
Class Y Return Before Taxes                               ____%    ____%        ____%
60-Day Treasury Bill Index (reflects no deductions
   for fees, expenses or taxes)                           ____%    ____%        ____%(1)


INDEX: 60-Day Treasury Bill Index is an unmanaged index of short-term treasury bills. You cannot invest directly in an index.



(1)  Return is from 7/31/1996 -- 12/31/2006.



THE HARTFORD MUTUAL FUNDS                                                     59

THE HARTFORD MONEY MARKET FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                                         --------   --------   --------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on                  None       None       None       None
      purchases as a percentage of offering price
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None       None       None       None
   Exchange fees                                           None       None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's
     assets)
   Management fees                                         0.50%      0.50%      0.50%     0.50%
   Distribution and service (12b-1) fees                   0.50%      0.25%      None       None
   Other expenses(1)                                       0.32%      0.27%      0.21%     0.11%
   Total annual operating expenses(1)(2)                   1.32%      1.02%      0.71%     0.61%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. The transfer agent fees also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has agreed to limit permanently the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses to 1.25%, 1.00%, 0.85% and 0.75%, respectively. In addition, HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R 4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.20%, 0.90%, 0.60% and 0.55%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                               CLASS R3   CLASS R4   CLASS R5   CLASS Y
--------------------------                               --------   --------   --------   -------
Year 1                                                    $  134     $  104      $ 73       $ 62
Year 3                                                    $  418     $  325      $227       $195
Year 5                                                    $  723     $  563      $395       $340
Year 10                                                   $1,590     $1,248      $883       $762

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                            CLASS R3   CLASS R4   CLASS R5   CLASS Y
-----------------------------                            --------   --------   --------   -------
Year 1                                                    $  134     $  104      $ 73       $ 62
Year 3                                                    $  418     $  325      $227       $195
Year 5                                                    $  723     $  563      $395       $340
Year 10                                                   $1,590     $1,248      $883       $762


THE HARTFORD MUTUAL FUNDS                                                     60

THE HARTFORD SMALL COMPANY FUND

INVESTMENT GOAL. The Hartford Small Company Fund seeks growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2006, this range was between approximately $__ million and $__ billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.

Hartford Investment Management will seek growth of capital as its investment goal, through investing primarily in small capitalization companies, and will evaluate securities using what is sometimes referred to as a "bottom-up" approach (the use of fundamental analysis to identify specific securities for purchase or sale). However, Hartford Investment Management will do so with an investment strategy that complements Wellington Management's investment strategy.


Through fundamental analysis Wellington Management identifies companies that it believes have substantial potential for capital appreciation. Wellington Management selects securities of companies that, in its opinion:


     -    have potential for above-average earnings growth,

     -    are undervalued in relation to their investment potential,

     - have positive business and/or fundamental financial characteristics that are overlooked or misunderstood by investors, or

     - are relatively obscure and undiscovered by the overall investment community.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The sub-adviser's investment strategy will influence performance significantly. If a sub-adviser's stock selection strategy doesn 't perform as expected, the fund could underperform its peers or lose money. In addition, if a sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.


THE HARTFORD MUTUAL FUNDS                                                     61

THE HARTFORD SMALL COMPANY FUND

The investment styles employed by the fund's sub-advisers may not be complementary. The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R 5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.

The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.


CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)


1997    19.69%
1998    11.05%
1999    66.37%
2000   -12.64%
2001   -15.39%
2002   -30.27%
2003    56.18%
2004    11.90%
2005    21.05%
2006






During the periods shown in the bar chart, the highest quarterly return was _____% (___ quarter, ____) and the lowest quarterly return was ______% (___ quarter, ____).



THE HARTFORD MUTUAL FUNDS                                                     62

THE HARTFORD SMALL COMPANY FUND


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                              LIFE OF FUND
                                                         1 YEAR   5 YEARS   (SINCE 07/22/96)
                                                         ------   -------   ----------------
Class Y Return Before Taxes                               _____%    ____%      _____%
Russell 2000 Growth Index (reflects no deduction for
   fees, expenses or taxes)                               ____%     ____%      _____%(1)


INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.



(1)  Return is from 7/31/1996 -- 12/31/2006.



THE HARTFORD MUTUAL FUNDS                                                     63

THE HARTFORD SMALL COMPANY FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                         CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                                         --------   --------   --------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on                  None       None       None       None
      purchases as a percentage of offering price
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None       None       None       None
   Exchange fees                                           None       None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's
      assets)
   Management fees                                         0.85%      0.85%      0.85%      0.85%
   Distribution and service (12b-1) fees                   0.50%      0.25%       None       None
   Other expenses(1)                                       0.33%      0.28%      0.22%      0.12%
   Total annual operating expenses(2)                      1.68%      1.38%      1.07%      0.97%

(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. The transfer agent fees also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.65%, 1.35%, 1.05% and 1.00%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                               CLASS R3   CLASS R4   CLASS R5   CLASS Y
--------------------------                               --------   --------   --------   -------
Year 1                                                    $  171     $  141     $  109     $   99
Year 3                                                    $  530     $  437     $  340     $  309
Year 5                                                    $  913     $  755     $  590     $  536
Year 10                                                   $1,987     $1,657     $1,306     $1,190

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                            CLASS R3   CLASS R4   CLASS R5   CLASS Y
-----------------------------                            --------   --------   --------   -------
Year 1                                                    $  171     $  141     $  109     $   99
Year 3                                                    $  530     $  437     $  340     $  309
Year 5                                                    $  913     $  755     $  590     $  536
Year 10                                                   $1,987     $1,657     $1,306     $1,190


THE HARTFORD MUTUAL FUNDS                                                     64

THE HARTFORD SMALLCAP GROWTH FUND

INVESTMENT GOAL. The Hartford SmallCap Growth Fund seeks to maximize short- and long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that Wellington Management believes have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2006, this range was between approximately $__ million and $__ billion. The fund's portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests.


The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.


In managing its portion of the fund, Wellington Management employs what is often called a "bottom-up" approach, which is the use of fundamental analysis to select specific securities from a variety of industries. However, in constructing the portfolio, Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking. The portion of the fun managed by Wellington Management, invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. Global Industry Analyst ratings are based upon fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive valuation and timeliness measures. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.


Hartford Investment Management seeks to achieve the fund's goal of maximizing short- and long-term capital appreciation through investing primarily in small capitalization companies and using a bottom-up approach. Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

If the sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.


THE HARTFORD MUTUAL FUNDS                                                     65

THE HARTFORD SMALLCAP GROWTH FUND

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The sub-adviser's investment strategy will influence performance significantly. If the sub-adviser's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


Because the Fund may invests in REITs, the Fund may be exposed to the risks associated with the real estate market.


The investment styles employed by the fund's sub-advisers may not be complementary. The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R 5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.


The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

Hartford Investment Management became a sub-adviser effective November 2006. The following information includes the fund's performance for periods prior to the addition of Hartford Investment Management as sub-adviser to the fund.

CLASS Y TOTAL RETURNS BY CALENDAR YEAR


THE HARTFORD MUTUAL FUNDS                                                     66

THE HARTFORD SMALLCAP GROWTH FUND

                               (PERFORMANCE GRAPH)


2003   49.94%
2004   15.67%
2005   10.20%
2006






During the periods shown in the bar chart, the highest quarterly return was _____% (4th quarter, 1999) and the lowest quarterly return was ______% (___ quarter, ____).




THE HARTFORD MUTUAL FUNDS                                                     67

THE HARTFORD SMALLCAP GROWTH FUND


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                     LIFE OF FUND
                                                         1 YEAR   (SINCE 02/19/02)
                                                         ------   ----------------
Class Y Return Before Taxes                              _____%       _____%
Russell 2000 Growth Index
   (reflects no deduction for fees, expenses or taxes)   _____%       _____%(1)


INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.


(1)  Return is from 2/19/02 - 12/31/06.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                                         --------   --------   --------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on                  None       None       None      None
      purchases as a percentage of offering price
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None       None       None      None
   Exchange fees                                           None       None       None      None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                         0.87%      0.87%      0.87%     0.87%
   Distribution and service (12b-1) fees                   0.50%      0.25%      None      None
   Other expenses(1)                                       0.32%      0.27%      0.21%     0.11%
   Total annual operating expenses(1)(2)                   1.69%      1.39%      1.08%     0.98%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. The transfer agent fees also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.


THE HARTFORD MUTUAL FUNDS                                                     68

THE HARTFORD SMALLCAP GROWTH FUND

(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.65%, 1.35%, 1.05% and 1.10%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                               CLASS R3   CLASS R4   CLASS R5   CLASS Y
--------------------------                               --------   --------   --------   -------
Year 1                                                    $  172     $  142     $  110     $  100
Year 3                                                    $  533     $  440     $  343     $  312
Year 5                                                    $  918     $  761     $  595     $  542
Year 10                                                   $1,998     $1,669     $1,317     $1,201

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                            CLASS R3   CLASS R4   CLASS R5   CLASS Y
-----------------------------                            --------   --------   --------   -------
Year 1                                                    $  172     $  142     $  110     $  100
Year 3                                                    $  533     $  440     $  343     $  312
Year 5                                                    $  918     $  761     $  595     $  542
Year 10                                                   $1,998     $1,669     $1,317     $1,201


THE HARTFORD MUTUAL FUNDS                                                     69

THE HARTFORD STOCK FUND


INVESTMENT GOAL. [The Hartford Stock Fund seeks long-term growth of capital.]



PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of the fund's assets in the common stocks of high quality companies. The fund's diversified portfolio of equity securities are evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.



In general, the fund selects companies to invest in that, in Wellington Management's opinion, demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may invest in stocks within a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $___ million to $___ billion.


The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R 5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.

The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.


THE HARTFORD MUTUAL FUNDS                                                     70

THE HARTFORD STOCK FUND

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)


1997    32.33%
1998    31.80%
1999    22.91%
2000    -4.64%
2001   -13.31%
2002   -24.04%
2003    26.03%
2004     3.78%
2005     9.36%
2006






During the periods shown in the bar chart, the highest quarterly return was _____% (___ quarter, ____) and the lowest quarterly return was ______% (___ quarter, ____).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006


                                                                              LIFE OF FUND
                                                         1 YEAR   5 YEARS   (SINCE 07/22/96)
                                                         ------   -------   ----------------
Class Y Return Before Taxes                               ____%    _____%       ____%
S&P 500 Index
   (reflects no deduction for fees, expenses or taxes)    ____%    _____%       ____%(1)


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.


(1)  Return is from 7/31/1996 -- 12/31/2006.



THE HARTFORD MUTUAL FUNDS                                                     71

THE HARTFORD STOCK FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                         CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                                         --------   --------   --------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                       None       None       None      None
   Maximum deferred sales charge (load)
      (as a percentage of purchase price or redemption
      proceeds, whichever is less)                         None       None       None      None
   Exchange fees                                           None       None       None      None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                      0.72%      0.72%      0.72%     0.72%
   Distribution and service (12b-1) fees                   0.50%      0.25%      None      None
   Other expenses(2)                                       0.32%      0.27%      0.21%     0.11%
   Total annual operating expenses(1)(2)(3)                1.54%      1.24%      0.93%     0.83%

(1) HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, the management fee is 0.67% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class R3, Class R4, Class R5 or Class Y shares of the fund are 1.49%, 1.19%, 0.88% and 0.78%, respectively.

(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. The transfer agent fees also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(3) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4 and Class R5 shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.53%, 1.23% and 0.93%. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                               CLASS R3   CLASS R4   CLASS R5   CLASS Y
--------------------------                               --------   --------   --------   -------
Year 1                                                    $  157     $  126     $   95     $   85
Year 3                                                    $  486     $  393     $  296     $  265
Year 5                                                    $  839     $  681     $  515     $  460
Year 10                                                   $1,834     $1,500     $1,143     $1,025

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                            CLASS R3   CLASS R4   CLASS R5   CLASS Y
-----------------------------                            --------   --------   --------   -------
Year 1                                                    $  157     $  126     $   95     $   85
Year 3                                                    $  486     $  393     $  296     $  265
Year 5                                                    $  839     $  681     $  515     $  460
Year 10                                                   $1,834     $1,500     $1,143     $1,025


THE HARTFORD MUTUAL FUNDS                                                     72

THE HARTFORD TOTAL RETURN BOND FUND

INVESTMENT GOAL. The Hartford Total Return Bond Fund seeks a competitive total return, with income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers. The fund normally invests at least 70% of its portfolio in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated below investment grade. Any security rated "Ba" by Moody's or "BB" by S&P or lower, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, are below investment grade. Securities rated below investment grade are commonly referred to as "high yield - high risk" or "junk bonds". The fund may also invest up to 10% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund's portfolio. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities from selected industries that, from a total return perspective, appear to be attractive. Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team.

For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 190%.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield - high risk bond prices can fall on bad news about the economy, an industry or a company.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such


THE HARTFORD MUTUAL FUNDS                                                     73

THE HARTFORD TOTAL RETURN BOND FUND

investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R 5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.

The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.


CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)

1997   11.30%
1998    7.98%
1999   -2.31%
2000   11.83%
2001    8.20%
2002    9.92%
2003    7.61%
2004    4.39%
2005    2.16%

Class Y return for the period 01/01/06 through 09/30/06: 2.80%

During the periods shown in the bar chart, the highest quarterly return was 4.25% (4th quarter, 2000) and the lowest quarterly return was -2.25% (2nd quarter, 2004).


THE HARTFORD MUTUAL FUNDS                                                     74

THE HARTFORD TOTAL RETURN BOND FUND

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006

                                                                              LIFE OF FUND
                                                         1 YEAR   5 YEARS   (SINCE 7/22/96)
                                                         ------   -------   ---------------
Class Y Return Before Taxes                               2.16%    6.42%        7.02%
   expenses or taxes)                                     2.43%    5.87%        6.66%(1)

INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1)  Return is from 7/31/1996 -- 12/31/2006.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                         CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                                         --------   --------   --------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases
      as a percentage of offering price                    None       None       None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None       None       None      None
   Exchange fees                                           None       None       None      None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                      0.55%      0.55%      0.55%     0.55%
   Distribution and service (12b-1) fees                   0.50%      0.25%      None      None
   Other expenses(2)                                       0.31%      0.26%      0.20%     0.10%
   Total annual operating expenses(1)(2)(3)                1.36%      1.06%      0.75%     0.65%

(1) HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.63% to 0.55%.

(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. The transfer agent fees also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes.

(3) HIFSCO has agreed to limit permanently the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses to 1.25%, 1.00%, 0.85% and 0.75%, respectively.


THE HARTFORD MUTUAL FUNDS                                                     75

THE HARTFORD TOTAL RETURN BOND FUND

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                               CLASS R3   CLASS R4   CLASS R5   CLASS Y
--------------------------                               --------   --------   --------   -------
Year 1                                                    $  138     $  108      $ 77       $ 66
Year 3                                                    $  431     $  337      $240       $208
Year 5                                                    $  745     $  585      $417       $362
Year 10                                                   $1,635     $1,294      $930       $810

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                            CLASS R3   CLASS R4   CLASS R5   CLASS Y
-----------------------------                            --------   --------   --------   -------
Year 1                                                    $  138     $  108      $ 77       $ 66
Year 3                                                    $  431     $  337      $240       $208
Year 5                                                    $  745     $  585      $417       $362
Year 10                                                   $1,635     $1,294      $930       $810


THE HARTFORD MUTUAL FUNDS                                                     76

THE HARTFORD VALUE FUND

INVESTMENT GOAL. The Hartford Value Fund seeks long-term total return.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with market capitalizations above $2 billion. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.



The fund employs what is often called a "bottom-up" approach, which is the use of fundamental analysis to select specific securities from a variety of industries. The approach focuses on companies with market capitalizations generally above $2 billion and estimated below-average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The typical purchase candidate may be characterized as an overlooked company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. Purchase candidates provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Limited consideration is given to economic analysis in establishing sector and industry weightings.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $3 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R 5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.

The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.



THE HARTFORD MUTUAL FUNDS                                                     77

THE HARTFORD VALUE FUND

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)


2002   -22.80%
2003    27.88%
2004    10.10%
2005     8.03%
2006






During the periods shown in the bar chart, the highest quarterly return was _____% (___ quarter, ____) and the lowest quarterly return was ______% (___ quarter, ____).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006


                                                                    LIFE OF FUND
                                                         1 YEAR   (SINCE 4/30/01)
                                                         ------   ---------------
Class Y Return Before Taxes                               ____%        ____%
Russell 1000 Value Index (reflects no deduction for
   fees, expenses or taxes)                               ____%        ____%


INDEX: The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies in the Russell 3000 Index, which measures the performance of the 3000 largest U.S. companies, based on total market capitalizations.) You cannot invest directly in an index.



THE HARTFORD MUTUAL FUNDS                                                     78

THE HARTFORD VALUE FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                         CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                                         --------   --------   --------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases
      as a percentage of offering price                    None       None       None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None       None       None      None
   Exchange fees                                           None       None       None      None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                         0.80%      0.80%      0.80%     0.80%
   Distribution and service (12b-1) fees                   0.50%      0.25%      None      None
   Other expenses(1)                                       0.34%      0.29%      0.23%     0.13%
   Total annual operating expenses(2)                      1.64%      1.34%      1.03%     0.93%

(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. The transfer agent fees also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.65%, 1.35%, 1.05% and 1.00%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                               CLASS R3   CLASS R4   CLASS R5   CLASS Y
--------------------------                               --------   --------   --------   -------
Year 1                                                    $  167     $  136     $  105     $   95
Year 3                                                    $  517     $  425     $  328     $  296
Year 5                                                    $  892     $  734     $  569     $  515
Year 10                                                   $1,944     $1,613     $1,259     $1,143

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                            CLASS R3   CLASS R4   CLASS R5   CLASS Y
-----------------------------                            --------   --------   --------   -------
Year 1                                                    $  167     $  136     $  105     $   95
Year 3                                                    $  517     $  425     $  328     $  296
Year 5                                                    $  892     $  734     $  569     $  515
Year 10                                                   $1,944     $1,613     $1,259     $1,143


THE HARTFORD MUTUAL FUNDS                                                     79

THE HARTFORD VALUE OPPORTUNITIES FUND


INVESTMENT GOAL. [The Hartford Value Opportunities Fund seeks capital appreciation.]


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that Wellington Management believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach uses extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its price-to-earnings ratio, issuer's earnings power, and growth potential. Stocks are selected whose issuers, in Wellington Management's opinion, have the most compelling blend of the following attributes:


     -    high fundamental investment value,

     -    a strong management team, and

     -    strong industry position.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R 5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.



THE HARTFORD MUTUAL FUNDS                                                     80

THE HARTFORD VALUE OPPORTUNITIES FUND


The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.


THE HARTFORD MUTUAL FUNDS                                                     81

THE HARTFORD VALUE OPPORTUNITIES FUND

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)


2003   41.06%
2004   18.16%
2005    7.80%
2006






During the periods shown in the bar chart, the highest quarterly return was _____% (___ quarter, ____) and the lowest quarterly return was ______% (___ quarter, ____).




AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                    LIFE OF FUND
                                                         1 YEAR   (SINCE 02/19/02)
                                                         ------   ----------------
Class Y Return Before Taxes                               ____%       ____%
Russell 3000 Value Index (reflects no deduction for
   fees, expenses or taxes)                               ____%       ____%(1)
Russell 1000 Value Index (reflects no deduction for
   fees, expenses or taxes)                               ____%       ____%(1)


INDEX: The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.



(1)  Return is from 2/19/2002 - 12/31/2006.



THE HARTFORD MUTUAL FUNDS                                                     82

THE HARTFORD VALUE OPPORTUNITIES FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                                         --------   --------   --------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                       None       None       None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None       None       None      None
   Exchange fees                                           None       None       None      None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                         0.92%      0.92%      0.92%     0.92%
   Distribution and service (12b-1) fees                   0.50%      0.25%      None      None
   Other expenses(1)                                       0.36%      0.31%      0.25%     0.15%
   Total annual operating expenses(1)(2)                   1.78%      1.48%      1.17%     1.07%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. The transfer agent fees also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.65%, 1.35%, 1.05% and 1.25%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                               CLASS R3   CLASS R4   CLASS R5   CLASS Y
--------------------------                               --------   --------   --------   -------
Year 1                                                    $  181     $  151     $  119     $  109
Year 3                                                    $  560     $  468     $  372     $  340
Year 5                                                    $  964     $  808     $  644     $  590
Year 10                                                   $2,095     $1,768     $1,420     $1,306

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                            CLASS R3   CLASS R4   CLASS R5   CLASS Y
-----------------------------                            --------   --------   --------   -------
Year 1                                                    $  181     $  151     $  119     $  109
Year 3                                                    $  560     $  468     $  372     $  340
Year 5                                                    $  964     $  808     $  644     $  590
Year 10                                                   $2,095     $1,768     $1,420     $1,306


THE HARTFORD MUTUAL FUNDS                                                     83

THE HARTFORD EQUITY GROWTH ALLOCATION FUND



INVESTMENT GOAL. The Hartford Equity Growth Allocation Fund seeks long-term capital appreciation.



PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of domestic and international equity funds. It does this by investing in a combination of other Hartford Mutual Funds -the Underlying Funds-through the implementation of a strategic asset allocation strategy.


In seeking the fund's investment objective, HIFSCO's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds (both domestic and international equity funds) based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, allocating the fund's investments in the Underlying Funds generally to achieve 100% of assets in equity funds, although this percentage may vary from time to time.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.


     - HISCO may also use various techniques, such as buying and selling futures contracts and exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal. HIFSCO expects that reallocation of Underlying Funds to occur quarterly although it may rebalance more frequently or less frequently as market conditions warrant. The effect of rebalancing on the fund and the Underlying Funds may increase transaction costs. However, HIFSCO attempts to minimize these costs. The Underlying Funds may have increased or decreased capital gains resulting from these transactions.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund


The Hartford Balanced Income Fund


The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund


The Hartford LargeCap Growth Fund


The Hartford MidCap Fund


The Hartford MidCap Growth Fund


The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Growth Fund


The Hartford SmallCap Value Fund


The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund


THE HARTFORD MUTUAL FUNDS                                                     84

THE HARTFORD EQUITY GROWTH ALLOCATION FUND


The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund


The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.


UNDERLYING FUNDS AS OF DECEMBER 31, 2005

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Leaders Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments and others. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk and value investing risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


THE HARTFORD MUTUAL FUNDS                                                     85

THE HARTFORD EQUITY GROWTH ALLOCATION FUND


Because the fund, through an Underlying Fund, may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.


ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.


Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. Because the fund does not offer Class Y shares, the bar chart and table below reflect performance for Class A shares of the fund and indicate the risks of investing in the fund. (Class A shares are not offered in this prospectus). The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. No sales charges are applied to shares of Class R3, Class R4 and Class R5.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R4 and Class R5 shares for the periods presented in the bar chart would have been higher than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares while the actual returns of the Class R3 shares would have been lower.

The table shows returns for Class A shares on a before-tax basis. Returns are shown for only Class A shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURN FOR CALENDAR YEAR 2005
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)


2005   8.12%
2006






During the period shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was _____% (___ quarter, ____).



THE HARTFORD MUTUAL FUNDS                                                     86

THE HARTFORD EQUITY GROWTH ALLOCATION FUND



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006


(INCLUDES SALES CHARGES)


                                                                    LIFE OF FUND
                                                         1 YEAR   (SINCE 5/28/04)
                                                         ------   ---------------
Class A Return Before Taxes                               ____%       ____%
S&P 500 Index
   (reflects no deduction for fees, expenses or taxes)    ____%       ____%(1)


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.



(1)  Return is from 5/31/2004 - 12/31/2006



THE HARTFORD MUTUAL FUNDS                                                     87

THE HARTFORD EQUITY GROWTH ALLOCATION FUND


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                                         CLASS R3   CLASS R4   CLASS R5
                                                         --------   --------   --------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                       None       None       None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None       None       None
   Exchange fees                                           None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                         0.15%      0.15%      0.15%
   Distribution and service (12b-1) fees                   0.50%      0.25%      None
   Other expenses(1)                                       0.30%      0.25%      0.19%
   Underlying Fund fees and expenses                       0.96%      0.96%      0.96%
   Total annual operating expenses (1)(2)                  1.91%      1.61%      1.30%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. The transfer agent fees also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4 and Class R5 shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.85%, 1.55% and 1.25%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                               CLASS R3   CLASS R4   CLASS R5
--------------------------                               --------   --------   --------
Year 1                                                    $  194     $  164     $  132
Year 3                                                    $  600     $  508     $  412
Year 5                                                    $1,032     $  876     $  713
Year 10                                                   $2,233     $1,911     $1,568

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                            CLASS R3   CLASS R4   CLASS R5
-----------------------------                            --------   --------   --------
Year 1                                                    $  194     $  164     $  132
Year 3                                                    $  600     $  508     $  412
Year 5                                                    $1,032     $  876     $  713
Year 10                                                   $2,233     $1,911     $1,568


THE HARTFORD MUTUAL FUNDS                                                     88

THE HARTFORD EQUITY GROWTH ALLOCATION FUND



THE HARTFORD MUTUAL FUNDS                                                     89

THE HARTFORD GROWTH ALLOCATION FUND

INVESTMENT GOAL. The Hartford Growth Allocation Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of domestic and international equity funds, and generally with a small portion of assets in fixed income funds. It does this by investing in a combination of other Hartford Mutual Funds -the Underlying Funds- through the implementation of a strategic asset allocation strategy.


In seeking the fund's investment objective, HIFSCO's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 80% of assets in equity funds and approximately 20% of assets in fixed income funds, although these percentages may vary from time to time. The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.


     - HISCO may also use various techniques, such as buying and selling futures contracts and exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal. HIFSCO expects that reallocation of Underlying Funds to occur quarterly although it may rebalance more frequently or less frequently as market conditions warrant. The effect of rebalancing on the fund and the Underlying Funds may increase transaction costs. However, HIFSCO attempts to minimize these costs. The Underlying Funds may have increased or decreased capital gains resulting from these transactions.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund


The Hartford Balanced Income Fund


The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund


The Hartford LargeCap Growth Fund


The Hartford MidCap Fund


The Hartford MidCap Growth Fund


The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Growth Fund


The Hartford Select SmallCap Value Fund


The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund


THE HARTFORD MUTUAL FUNDS                                                     90

THE HARTFORD GROWTH ALLOCATION FUND

The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2005 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2005

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Leaders Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME FUNDS
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. The Underlying Funds may also invest in debt securities, primarily of U.S. issuers. The debt securities may include government and corporate securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of


THE HARTFORD MUTUAL FUNDS                                                     91

THE HARTFORD GROWTH ALLOCATION FUND

comparable quality by HIFSCO. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.


ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.


Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. Because the fund does not offer Class Y shares, the bar chart and table below reflect performance for Class A shares of the fund and indicate the risks of investing in the fund. (Class A shares are not offered in this prospectus). The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. No sales charges are applied to shares of Class R3, Class R4 and Class R5.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R4 and Class R5 shares for the periods presented in the bar chart would have been higher


THE HARTFORD MUTUAL FUNDS                                                     92

THE HARTFORD GROWTH ALLOCATION FUND

than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares while the actual returns of the Class R3 shares would have been lower.

The table shows returns for Class A shares on a before-tax basis. Returns are shown for only Class A shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURN FOR CALENDAR YEAR 2005
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)


2005   7.29%
2006






During the period shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was _____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006


(INCLUDES SALES CHARGES)


                                                                    LIFE OF FUND
                                                         1 YEAR   (SINCE 5/28/04)
                                                         ------   ---------------
Class A Return Before Taxes                               ____%       ____%
S&P 500 Index
   (reflects no deduction for fees, expenses or taxes)    ____%       ____%(1)
Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees, expenses or taxes)    ____%       ____%(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


(1)  Return is from 5/31/2004 - 12/31/2006



THE HARTFORD MUTUAL FUNDS                                                     93

THE HARTFORD GROWTH ALLOCATION FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                         CLASS R3   CLASS R4   CLASS R5
                                                         --------   --------   --------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                       None       None       None
   Maximum deferred sales charge (load)
      (as a percentage of purchase price or redemption
      proceeds, whichever is less)                         None       None       None
   Exchange fees                                           None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                         0.15%      0.15%      0.15%
   Distribution and service (12b-1) fees                   0.50%      0.25%      None
   Other expenses (1)                                      0.30%      0.25%      0.19%
   Underlying Fund fees and expenses                       0.91%      0.91%      0.91%
   Total annual operating expenses (1)(2)                  1.86%      1.56%      1.25%

(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. The transfer agent fees also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4 and Class R5 shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.81%, 1.51% and 1.21%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                               CLASS R3   CLASS R4   CLASS R5
--------------------------                               --------   --------   --------
Year 1                                                    $  189     $  159     $  127
Year 3                                                    $  585     $  493     $  397
Year 5                                                    $1,006     $  850     $  686
Year 10                                                   $2,180     $1,856     $1,511

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                            CLASS R3   CLASS R4   CLASS R5
-----------------------------                            --------   --------   --------
Year 1                                                    $  189     $  159     $  127
Year 3                                                    $  585     $  493     $  397
Year 5                                                    $1,006     $  850     $  686
Year 10                                                   $2,180     $1,856     $1,511


THE HARTFORD MUTUAL FUNDS                                                     94

THE HARTFORD BALANCED ALLOCATION FUND

INVESTMENT GOAL. The Hartford Balanced Allocation Fund seeks long-term capital appreciation and income.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of domestic and international equity funds and fixed income funds. It does this by investing in a combination of other Hartford Mutual Funds -the Underlying Funds- through the implementation of a strategic asset allocation strategy.


In seeking the fund's investment objective, HIFSCO's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 60% of assets in equity funds and approximately 40% of assets in fixed income funds, although these percentages may vary from time to time. The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.


     - HISCO may also use various techniques, such as buying and selling futures contracts and exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal. HIFSCO expects that reallocation of Underlying Funds to occur quarterly although it may rebalance more frequently or less frequently as market conditions warrant. The effect of rebalancing on the fund and the Underlying Funds may increase transaction costs. However, HIFSCO attempts to minimize these costs. The Underlying Funds may have increased or decreased capital gains resulting from these transactions.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund


The Hartford Balanced Income Fund


The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund


The Hartford LargeCap Growth Fund


The Hartford MidCap Fund


The Hartford MidCap Growth Fund


The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Growth Fund


The Hartford SmallCap Value Fund


The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund


THE HARTFORD MUTUAL FUNDS                                                     95

THE HARTFORD BALANCED ALLOCATION FUND

The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2005 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2005

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Leaders Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others. The fund will invest in Underlying Funds that have a growth, value or blend investment


THE HARTFORD MUTUAL FUNDS                                                     96

THE HARTFORD BALANCED ALLOCATION FUND

orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. The Underlying Funds may also invest in debt securities, primarily of U.S. issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by HIFSCO. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.


ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.


Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. Because the fund does not offer Class Y shares, the bar chart and table below reflect performance for Class A shares of the fund and indicate the risks of investing in the fund. (Class A shares are not offered in this prospectus). The bar chart shows how the fund's Class A shares total return has varied from year to year, while the


THE HARTFORD MUTUAL FUNDS                                                     97

THE HARTFORD BALANCED ALLOCATION FUND

table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. No sales charges are applied to shares of Class R3, Class R4 and Class R5.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R4 and Class R5 shares for the periods presented in the bar chart would have been higher than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares while the actual returns of the Class R3 shares would have been lower.

The table shows returns for Class A shares on a before-tax basis. Returns are shown for only Class A shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURN FOR CALENDAR YEAR 2005
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)


2005   6.31%
2006






During the period shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was _____% (___ quarter, ____).



THE HARTFORD MUTUAL FUNDS                                                     98

THE HARTFORD BALANCED ALLOCATION FUND


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                    LIFE OF FUND
                                                         1 YEAR   (SINCE 5/28/04)
                                                         ------   ---------------
Class A Return Before Taxes                               ____%       ____%
S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)                                     ____%       ____%(1)
Lehman Brothers U.S. Aggregate Bond Index (reflects no
   deduction for fees, expenses or taxes)                 ____%       ____%(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


(1)  Return is from 5/31/2004 - 12/31/2006


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                         CLASS R3   CLASS R4   CLASS R5
                                                         --------   --------   --------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                       None       None       None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None       None       None
   Exchange fees                                           None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                         0.15%      0.15%      0.15%
   Distribution and service (12b-1) fees                   0.50%      0.25%      None
   Other expenses(1)                                       0.30%      0.25%      0.19%
   Underlying Fund fees and expenses                       0.85%      0.85%      0.85%
   Total annual operating expenses (1)(2)                  1.80%      1.50%      1.19%

(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. The transfer agent fees also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4 and Class R5 shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.78%, 1.48% and 1.18%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund


THE HARTFORD MUTUAL FUNDS                                                     99

THE HARTFORD BALANCED ALLOCATION FUND

fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                               CLASS R3   CLASS R4   CLASS R5
--------------------------                               --------   --------   --------
Year 1                                                    $  183     $  153     $  121
Year 3                                                    $  566     $  474     $  378
Year 5                                                    $  975     $  818     $  654
Year 10                                                   $2,116     $1,791     $1,443

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                            CLASS R3   CLASS R4   CLASS R5
-----------------------------                            --------   --------   --------
Year 1                                                    $  183     $  153     $  121
Year 3                                                    $  566     $  474     $  378
Year 5                                                    $  975     $  818     $  654
Year 10                                                   $2,116     $1,791     $1,443


THE HARTFORD MUTUAL FUNDS                                                    100

THE HARTFORD CONSERVATIVE ALLOCATION FUND

INVESTMENT GOAL. The Hartford Conservative Allocation Fund seeks current income and long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of funds, primarily made up of fixed income funds, and generally with a smaller allocation to equity funds. The equity fund allocation is intended to add diversification and enhance returns. It does this by investing in a combination of other Hartford Mutual Funds -the Underlying Funds- through the implementation of a strategic asset allocation strategy.


In seeking the fund's investment objective, HIFSCO's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 60% of assets in fixed income funds and approximately 40% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.


     - HISCO may also use various techniques, such as buying and selling futures contracts and exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal. HIFSCO expects that reallocation of Underlying Funds to occur quarterly although it may rebalance more frequently or less frequently as market conditions warrant. The effect of rebalancing on the fund and the Underlying Funds may increase transaction costs. However, HIFSCO attempts to minimize these costs. The Underlying Funds may have increased or decreased capital gains resulting from these transactions.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund


The Hartford Balanced Income Fund


The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund


The Hartford LargeCap Growth Fund


The Hartford MidCap Fund


The Hartford MidCap Growth Fund


The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Growth Fund


The Hartford SmallCap Value Fund


The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund


THE HARTFORD MUTUAL FUNDS                                                    101

THE HARTFORD CONSERVATIVE ALLOCATION FUND

The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2005 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2005

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Leaders Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others. The Underlying Funds may invest in securities of domestic and/or foreign companies. The Underlying Funds may invest in debt securities, primarily of U.S. issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade, and


THE HARTFORD MUTUAL FUNDS                                                    102

THE HARTFORD CONSERVATIVE ALLOCATION FUND

unrated securities determined to be of comparable quality by HIFSCO. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest primarily in securities of domestic companies. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, stock fund risk and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.


Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. Because the fund does not offer Class Y shares, the bar chart and table below reflect performance for Class A shares of the fund and indicate the risks of investing in the fund. (Class A shares are not offered in this prospectus). The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. No sales charges are applied to shares of Class R3, Class R4 and Class R5.


THE HARTFORD MUTUAL FUNDS                                                    103

THE HARTFORD CONSERVATIVE ALLOCATION FUND

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R4 and Class R5 shares for the periods presented in the bar chart would have been higher than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares while the actual returns of the Class R3 shares would have been lower.

The table shows returns for Class A shares on a before-tax basis. Returns are shown for only Class A shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURN(S) BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)



                               (PERFORMANCE GRAPH)


2005   4.68%
2006






During the period shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was _____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                    LIFE OF FUND
                                                         1 YEAR   (SINCE 5/28/04)
                                                         ------   ---------------
Class A Return Before Taxes                              _____%       ____%
S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)                                    _____%       ____%(1)
Lehman Brothers U.S. Aggregate Bond Index (reflects no
   deduction for fees, expenses or taxes)                _____%       ____%(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


(1)  Return is from 5/31/2004 - 12/31/2006



THE HARTFORD MUTUAL FUNDS                                                    104

THE HARTFORD CONSERVATIVE ALLOCATION FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                         CLASS R3   CLASS R4   CLASS R5
                                                         --------   --------   --------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                       None       None       None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None       None       None
   Exchange fees                                           None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                         0.15%      0.15%      0.15%
   Distribution and service (12b-1) fees                   0.50%      0.25%      None
   Other expenses(1)                                       0.30%      0.25%      0.19%
   Underlying Fund fees and expenses                       0.81%      0.81%      0.81%
   Total annual operating expenses (1)(2)                  1.76%      1.46%      1.15%

(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. The transfer agent fees also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4 and Class R5 shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.78%, 1.48% and 1.18%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                               CLASS R3   CLASS R4   CLASS R5
--------------------------                               --------   --------   --------
Year 1                                                    $  179     $  149     $  117
Year 3                                                    $  554     $  462     $  365
Year 5                                                    $  954     $  797     $  633
Year 10                                                   $2,073     $1,746     $1,398

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                            CLASS R3   CLASS R4   CLASS R5
-----------------------------                            --------   --------   --------
Year 1                                                    $  179     $  149     $  117
Year 3                                                    $  554     $  462     $  365
Year 5                                                    $  954     $  797     $  633
Year 10                                                   $2,073     $1,746     $1,398


THE HARTFORD MUTUAL FUNDS                                                    105

THE HARTFORD INCOME ALLOCATION FUND

INVESTMENT GOAL. The Hartford Income Allocation Fund seeks current income and, as a secondary objective, capital preservation.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goals through investment in a combination of fixed income funds. It does this by investing in a combination of other Hartford Mutual Funds -the Underlying Funds- through the implementation of a strategic asset allocation strategy.


In seeking the fund's investment objective, HIFSCO's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, allocating the fund's investments in the Underlying Funds generally to achieve 100% of assets in fixed income funds. The fixed income funds in which the fund may invest will be comprised of fixed income funds investing in several asset classes of varying credit quality.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.


     - HISCO may also use various techniques, such as buying and selling futures contracts and exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal. HIFSCO expects that reallocation of Underlying Funds to occur quarterly although it may rebalance more frequently or less frequently as market conditions warrant. The effect of rebalancing on the fund and the Underlying Funds may increase transaction costs. However, HIFSCO attempts to minimize these costs. The Underlying Funds may have increased or decreased capital gains resulting from these transactions.

UNDERLYING FUNDS

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2005 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2005

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund


THE HARTFORD MUTUAL FUNDS                                                    106

THE HARTFORD INCOME ALLOCATION FUND

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them corporate bonds of varying credit quality, money market instruments and others. The Underlying Funds may invest in debt securities, primarily of U.S. issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by HIFSCO. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.


Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.

PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes had not yet commenced operations as of the date of this Prospectus. Because the fund does not offer Class Y shares, the bar chart and table below reflect performance for Class A shares of the fund and indicate the risks of investing in the fund. (Class A shares are not offered in this prospectus). The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If


THE HARTFORD MUTUAL FUNDS                                                    107

THE HARTFORD INCOME ALLOCATION FUND

sales charges were reflected in the bar chart, returns would have been lower. No sales charges are applied to shares of Class R3, Class R4 and Class R5.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R4 and Class R5 shares for the periods presented in the bar chart would have been higher than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares while the actual returns of the Class R3 shares would have been lower.

The table shows returns for Class A shares on a before-tax basis. Returns are shown for only Class A shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURN(S) BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


                              (PERFORMANCE GRAPH)


2005   1.60%
2006






During the period shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was _____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                     LIFE OF FUND
                                                          1 YEAR    (SINCE 5/28/04)
                                                         --------   ---------------
Class A Return Before Taxes                               _____%       _____%
Lehman Brothers U.S. Aggregate Bond Index (reflects no
   deduction for fees, expenses or taxes)                 _____%       _____%(1)


INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                    108

THE HARTFORD INCOME ALLOCATION FUND


(1)  Return is from 5/31/2004 - 12/31/2006


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                         CLASS R3   CLASS R4   CLASS R5
                                                         --------   --------   --------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                       None       None       None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None       None       None
   Exchange fees                                           None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                         0.15%      0.15%      0.15%
   Distribution and service (12b-1) fees                   0.50%      0.25%      None
   Other expenses(1)                                       0.30%      0.25%      0.19%
   Underlying Fund fees and expenses                       0.72%      0.72%      0.72%
   Total annual operating expenses (1)(2)                  1.67%      1.37%      1.06%

(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. The transfer agent fees also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4 and Class R5 shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.59%, 1.29% and 0.99%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                               CLASS R3   CLASS R4   CLASS R5
--------------------------                               --------   --------   --------
Year 1                                                    $  170     $  139     $  108
Year 3                                                    $  526     $  434     $  337
Year 5                                                    $  907     $  750     $  585
Year 10                                                   $1,976     $1,646     $1,294


THE HARTFORD MUTUAL FUNDS                                                    109

THE HARTFORD INCOME ALLOCATION FUND

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                            CLASS R3   CLASS R4   CLASS R5
-----------------------------                            --------   --------   --------
Year 1                                                    $  170     $  139     $  108
Year 3                                                    $  526     $  434     $  337
Year 5                                                    $  907     $  750     $  585
Year 10                                                   $1,976     $1,646     $1,294


THE HARTFORD MUTUAL FUNDS                                                    110

THE HARTFORD RETIREMENT INCOME FUND

INVESTMENT GOAL. The Hartford Retirement Income Fund seeks current income and secondarily, capital preservation.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of funds, primarily made up of fixed income funds, and generally with a smaller allocation to equity funds, designed for investors in their retirement years. The fund does this by investing in a diversified combination of other Hartford Mutual Funds -the Underlying Funds- through the implementation of a strategic asset allocation strategy.


In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 70% of assets in fixed income funds and approximately 30% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.


     - Hartford Investment Management may also use various techniques, such as buying and selling futures contracts and exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal. HIFSCO expects that reallocation of Underlying Funds to occur quarterly although it may rebalance more frequently or less frequently as market conditions warrant. The effect of rebalancing on the fund and the Underlying Funds may increase transaction costs. However, HIFSCO attempts to minimize these costs. The Underlying Funds may have increased or decreased capital gains resulting from these transactions.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS


The Hartford Advisers Fund



The Hartford Balanced Income Fund


The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund


The Hartford LargeCap Growth Fund


The Hartford MidCap Fund


The Hartford MidCap Growth Fund


The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select SmallCap Value Fund
The Hartford Select SmallCap Growth Fund


The Hartford Select MidCap Value Fund


The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund


THE HARTFORD MUTUAL FUNDS                                                    111

THE HARTFORD RETIREMENT INCOME FUND

The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2005 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2005

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in


THE HARTFORD MUTUAL FUNDS                                                    112

THE HARTFORD RETIREMENT INCOME FUND

which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, stock fund risk and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees of portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.


ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.


In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.


THE HARTFORD MUTUAL FUNDS                                                    113

THE HARTFORD RETIREMENT INCOME FUND

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                         CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                                         --------   --------   --------   --------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     None    None    None    None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None    None    None    None
   Exchange fees                                         None    None    None    None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                       0.15%   0.15%   0.15%   0.15%
   Distribution and service (12b-1) fees                 0.50%   0.25%   None    None
   Other expenses (1)(2)                                 0.29%   0.24%   0.18%   0.08%
   Underlying Fund fees and expenses(1)                  0.80%   0.80%   0.80%   0.80%
   Total annual operating expenses (1)(2)(3)             1.74%   1.44%   1.13%   1.03%

(1)  Estimated amounts for the current fiscal year.

(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. The transfer agent fees also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(3) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.60%, 1.30%, 1.00% and 0.90%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


THE HARTFORD MUTUAL FUNDS                                                    114

THE HARTFORD RETIREMENT INCOME FUND

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                               CLASS R3   CLASS R4   CLASS R5   CLASS Y
--------------------------                               --------   --------   --------   -------
Year 1                                                     $177       $147       $115       $105
Year 3                                                     $548       $456       $359       $328

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                            CLASS R3   CLASS R4   CLASS R5   CLASS Y
-----------------------------                            --------   --------   --------   -------
Year 1                                                     $177       $147       $115       $105
Year 3                                                     $548       $456       $359       $328


THE HARTFORD MUTUAL FUNDS                                                    115

THE HARTFORD TARGET RETIREMENT 2010 FUND

INVESTMENT GOAL. The Hartford Target Retirement 2010 Fund's goal is to maximize total return and secondarily, to seek capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund is designed for investors who plan to retire close to the year 2010, and who desire an asset allocated portfolio that becomes more conservative over time. The fund seeks its goal through investment in a combination of equity and fixed income funds, with an increasing allocation to fixed income funds as the fund approaches its target year of 2010. It does this by investing in a diversified combination of other Hartford Mutual Funds -the Underlying Funds- through the implementation of a strategic asset allocation strategy. In making investment decisions for the fund, Hartford Investment Management will consider, among other factors, internally generated research.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - At the fund's inception, under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 50% of assets in fixed income funds and approximately 50% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Over time, as the fund approaches its target date, the fund's portfolio allocation will become increasingly conservative by increasing its allocation to fixed income funds. By 2010 the fund's investments in the Underlying Funds are expected to be adjusted to achieve approximately 70% of its assets in fixed income funds and approximately 30% of its assets in equity funds, although these percentages may vary from time to time.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.


     - Hartford Investment Management may also use various techniques, such as buying and selling futures contracts and exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal. HIFSCO expects that reallocation of Underlying Funds to occur quarterly although it may rebalance more frequently or less frequently as market conditions warrant. The effect of rebalancing on the fund and the Underlying Funds may increase transaction costs. However, HIFSCO attempts to minimize these costs. The Underlying Funds may have increased or decreased capital gains resulting from these transactions.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS


The Hartford Advisers Fund



The Hartford Balanced Income Fund


The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund


The Hartford LargeCap Growth Fund


The Hartford MidCap Fund


The Hartford MidCap Growth Fund


The Hartford MidCap Value Fund


THE HARTFORD MUTUAL FUNDS                                                    116

THE HARTFORD TARGET RETIREMENT 2010 FUND

The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Growth Fund


The Hartford Select SmallCap Value Fund


The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2005 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2005

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Leaders Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Inflation Plus Fund


THE HARTFORD MUTUAL FUNDS                                                    117

THE HARTFORD TARGET RETIREMENT 2010 FUND

The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

MAIN RISKS. The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the year 2010 approaches. Therefore, the farther away the fund is from its target year of 2010, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to the year 2010, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

The limitations regarding investment allocations placed on the fund make the fund less flexible in its investment strategy than mutual funds not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, stock fund risk and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees of portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.


THE HARTFORD MUTUAL FUNDS                                                    118

THE HARTFORD TARGET RETIREMENT 2010 FUND

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.


ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.


In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                         CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                                         --------   --------   --------    ------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                       None       None       None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None       None       None      None
   Exchange fees                                           None       None       None      None


ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                         0.15%      0.15%      0.15%     0.15%
   Distribution and service (12b-1) fees                   0.50%      0.25%      None      None
   Other expenses (1)(2)                                   0.33%      0.28%      0.22%     0.12%
   Underlying Fund fees and expenses (1)                   0.86%      0.86%      0.86%     0.86%
   Total annual operating expenses (1)(2)(3)               1.84%      1.54%      1.23%     1.13%


(1)  Estimated amounts for the current fiscal year.

(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. The transfer agent fees also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(3) HIFSCO has voluntarily agreed to limit the total annual operating expenses of Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.65%, 1.35%, 1.05% and 0.95%, respectively. This policy may be discontinued at any time.


THE HARTFORD MUTUAL FUNDS                                                    119

THE HARTFORD TARGET RETIREMENT 2010 FUND

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                               CLASS R3   CLASS R4   CLASS R5   CLASS Y
--------------------------                               --------   --------   --------    ------
Year 1                                                     $187       $157       $125       $115
Year 3                                                     $579       $486       $390       $359

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                            CLASS R3   CLASS R4   CLASS R5   CLASS Y
-----------------------------                            --------   --------   --------   -------
Year 1                                                     $187       $157       $125       $115
Year 3                                                     $579       $486       $390       $359


THE HARTFORD MUTUAL FUNDS                                                    120

THE HARTFORD TARGET RETIREMENT 2020 FUND

INVESTMENT GOAL. The Hartford Target Retirement 2020 Fund's goal is to maximize total return and secondarily, to seek capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund is designed for investors who plan to retire close to the year 2020, and who desire an asset allocated portfolio that becomes more conservative over time. The fund seeks its goal through investment in a combination of equity and fixed income funds, with an increasing allocation to fixed income funds as the fund approaches its target year of 2020. It does this by investing in a diversified combination of other Hartford Mutual Funds -the Underlying Funds- through the implementation of a strategic asset allocation strategy. In making investment decisions for the fund, Hartford Investment Management will consider, among other factors, internally generated research.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - At the fund's inception, under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 35% of assets in fixed income funds and approximately 65% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Over time, as the fund approaches its target date, the fund's portfolio allocation will become increasingly conservative by increasing its allocation to fixed income funds. By 2020 the fund's investments in the Underlying Funds are expected to be adjusted to achieve approximately 70% of its assets in fixed income funds and approximately 30% of its assets in equity funds, although these percentages may vary from time to time.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.


Hartford Investment Management may also use various techniques, such as buying and selling futures contracts and exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal. HIFSCO expects that reallocation of Underlying Funds to occur quarterly although it may rebalance more frequently or less frequently as market conditions warrant. The effect of rebalancing on the fund and the Underlying Funds may increase transaction costs. However, HIFSCO attempts to minimize these costs. The Underlying Funds may have increased or decreased capital gains resulting from these transactions.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS


The Hartford Advisers Fund



The Hartford Balanced Income Fund


The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund


The Hartford LargeCap Growth Fund


The Hartford MidCap Fund


The Hartford MidCap Growth Fund


The Hartford MidCap Value Fund


THE HARTFORD MUTUAL FUNDS                                                    121

THE HARTFORD TARGET RETIREMENT 2020 FUND

The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund


The Hartford SmallCap Value Fund


The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2005 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2005

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS

The Hartford Global Leaders Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Inflation Plus Fund


THE HARTFORD MUTUAL FUNDS                                                    122

THE HARTFORD TARGET RETIREMENT 2020 FUND

The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

MAIN RISKS. The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the year 2020 approaches. Therefore, the farther away the fund is from its target year of 2020, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to the year 2020, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

The limitations regarding investment allocations placed on the fund make the fund less flexible in its investment strategy than mutual funds not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are


THE HARTFORD MUTUAL FUNDS                                                    123

THE HARTFORD TARGET RETIREMENT 2020 FUND

falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.


ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.


In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                         CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                                         --------   --------   --------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                       None       None       None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None       None       None      None
   Exchange fees                                           None       None       None      None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                         0.15%      0.15%      0.15%     0.15%
   Distribution and service (12b-1) fees                   0.50%      0.25%      None      None
   Other expenses (1)(2)                                   0.30%      0.25%      0.19%     0.09%
   Underlying Fund fees and expenses (1)                   0.89%      0.89%      0.89%     0.89%
   Total annual operating expenses (1)(2)(3)               1.84%      1.54%      1.23%     1.13%

(1)  Estimated amounts for the current fiscal year.

(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. The transfer agent fees also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(3) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4 and Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.70%, 1.40%, 1.10%, and 1.00% respectively. This policy may be discontinued at any time.


THE HARTFORD MUTUAL FUNDS                                                    124

THE HARTFORD TARGET RETIREMENT 2020 FUND

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                               CLASS R3   CLASS R4   CLASS R5   CLASS Y
--------------------------                               --------   --------   --------   -------
Year 1                                                     $187       $157       $125       $115
Year 3                                                     $579       $486       $390       $359

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                            CLASS R3   CLASS R4   CLASS R5   CLASS Y
-----------------------------                            --------   --------   --------   -------
Year 1                                                     $187       $157       $125       $115
Year 3                                                     $579       $486       $390       $359


THE HARTFORD MUTUAL FUNDS                                                    125

THE HARTFORD TARGET RETIREMENT 2030 FUND

INVESTMENT GOAL. The Hartford Target Retirement 2030 Fund's goal is to maximize total return and secondarily, to seek capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund is designed for investors who plan to retire close to the year 2030, and who desire an asset allocated portfolio that becomes more conservative over time. The fund seeks its goal through investment in a combination of equity and fixed income funds, with an increasing allocation to fixed income funds as the fund approaches its target year of 2030. It does this by investing in a diversified combination of other Hartford Mutual Funds -the Underlying Funds- through the implementation of a strategic asset allocation strategy. In making investment decisions for the fund, Hartford Investment Management will consider, among other factors, internally generated research.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - At the fund's inception, under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 20% of assets in fixed income funds and approximately 80% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Over time, as the fund approaches its target date, the fund's portfolio allocation will become increasingly conservative by increasing its allocation to fixed income funds. By 2030 the fund's investments in the Underlying Funds are expected to be adjusted to achieve approximately 70% of its assets in fixed income funds and approximately 30% of its assets in equity funds, although these percentages may vary from time to time.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.


Hartford Investment Management may also use various techniques, such as buying and selling futures contracts and exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal. HIFSCO expects that reallocation of Underlying Funds to occur quarterly although it may rebalance more frequently or less frequently as market conditions warrant. The effect of rebalancing on the fund and the Underlying Funds may increase transaction costs. However, HIFSCO attempts to minimize these costs. The Underlying Funds may have increased or decreased capital gains resulting from these transactions.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS


The Hartford Advisers Fund



The Hartford Balanced Income Fund


The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund


The Hartford LargeCap Growth Fund


The Hartford MidCap Fund


The Hartford MidCap Growth Fund


The Hartford MidCap Value Fund


THE HARTFORD MUTUAL FUNDS                                                    126

THE HARTFORD TARGET RETIREMENT 2030 FUND

The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Growth Fund


The Hartford Select SmallCap Value Fund


The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2005 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2005

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Leaders Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund


THE HARTFORD MUTUAL FUNDS                                                    127

THE HARTFORD TARGET RETIREMENT 2030 FUND

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

MAIN RISKS. The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the year 2030 approaches. Therefore, the farther away the fund is from its target year of 2030, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to the year 2030, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

The limitations regarding investment allocations placed on the fund make the fund less flexible in its investment strategy than mutual funds not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another


THE HARTFORD MUTUAL FUNDS                                                    128

THE HARTFORD TARGET RETIREMENT 2030 FUND

asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.


ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.


In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                                         CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                                         --------   --------   --------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                       None       None       None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None       None       None      None
   Exchange fees                                           None       None       None      None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                         0.15%      0.15%      0.15%     0.15%
   Distribution and service (12b-1) fees                   0.50%      0.25%      None      None
   Other expenses (1)(2)                                   0.35%      0.30%      0.24%     0.14%
   Underlying Fund fees and expenses (1)                   0.95%      0.95%      0.95%     0.95%
   Total annual operating expenses (1)(2)(3)               1.95%      1.65%      1.34%     1.24%


(1)  Estimated amounts for the current fiscal year.

(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. The transfer agent fees also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

(3) HIFSCO has voluntarily agreed to limit the total annual operating expenses of Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.75%, 1.45%, 1.15% and 1.05%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


THE HARTFORD MUTUAL FUNDS                                                    129

THE HARTFORD TARGET RETIREMENT 2030 FUND

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                               CLASS R3   CLASS R4   CLASS R5   CLASS Y
--------------------------                               --------   --------   --------   -------
Year 1                                                     $198       $168       $136       $126
Year 3                                                     $612       $520       $425       $393

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                            CLASS R3   CLASS R4   CLASS R5   CLASS Y
-----------------------------                            --------   --------   --------   -------
Year 1                                                     $198       $168       $136       $126
Year 3                                                     $612       $520       $425       $393


THE HARTFORD MUTUAL FUNDS                                                    130

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

INVESTMENT RISKS GENERALLY

Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

With respect to the funds of funds, each fund of funds' share price changes daily based on the performance of the Underlying Funds in which it invests. The ability of each fund of funds to meet its investment goal (or objective) is directly related to its target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals (or objectives). Each of the Underlying Funds in which the funds of funds invest is permitted a wide range of investment techniques. The Underlying Funds' risks are determined by the nature of the securities held and the portfolio management strategies used by the Underlying Funds. Because each of the funds of funds invests in the Underlying Funds, the Underlying Funds' portfolio management strategies and the attendant risks will affect shareholders of each of the funds of funds in direct proportion to the amount of assets the fund of funds allocates to each Underlying Fund.


The different types of securities, investments, and investment techniques used by each fund (or in the case of the funds of funds, the Underlying Funds) all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). All funds, except for Floating Rate Fund, Income Fund, Inflation Plus Fund, Money Market Fund and Income Allocation Fund, may invest in equity securities (through certain Underlying Funds in the case of the funds of funds) as part of their principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Advisers Fund, all of the Hartford Fixed Income Funds, and all of the funds of funds except the Equity Growth Allocation Fund (through certain Underlying Funds) may invest in debt securities as part of their principal investment strategy. As described below, an investment in certain of the funds entails special additional risks.


USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

Money Market Fund will invest in high-quality market securities at all times as its principal investment strategy. From time to time, as part of its principal investment strategy, each other fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective.

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES


Each fund (other than the Money Market Fund) may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.



These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund (or in the case of a fund of funds, an Underlying Fund) to use hedging techniques even when they are available.



Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund's (or in the case of a fund of funds, an Underlying Fund's) manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically



THE HARTFORD MUTUAL FUNDS                                                    131

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

The use of derivatives is a principal investment strategy for the Inflation Plus Fund only.

FOREIGN INVESTMENTS

Except as noted below, the funds (through certain Underlying Funds in the case of a fund of funds) may invest in securities of foreign issuers and non-dollar securities and loans as part of their principal investment strategy. The Money Market Fund may invest in securities of foreign issuers or borrowers, but not in non-dollar securities, as part of their principal investment strategy.

Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or foreign borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund (through an Underlying Fund in the case of a fund of funds) to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund (through an Underlying Fund in the case of a fund of funds) has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund (through an Underlying Fund in the case of a fund of funds), or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS

Capital Appreciation Fund, Capital Appreciation II Fund, International Capital Appreciation Fund and International Opportunities Fund may invest in emerging markets as part of their principal investment strategy. All other funds (through certain Underlying Funds in the case of a fund of funds), except Inflation Plus Fund and Money Market Fund, may invest in emerging markets, but not as a part of their principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds (through certain Underlying Funds in the case of a fund of funds) may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.


THE HARTFORD MUTUAL FUNDS                                                    132

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

SMALL CAPITALIZATION COMPANIES

Capital Appreciation II Fund, Global Health Fund, Growth Opportunities Fund, Small Company Fund, SmallCap Growth Fund and Value Opportunities Fund may invest in securities of small capitalization companies as part of their principal investment strategy. Advisers Fund, Capital Appreciation Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Global Leaders Fund, Growth Fund, High Yield Fund, International Capital Appreciation Fund, International Opportunities Fund, Stock Fund, Total Return Bond Fund, Value Fund and all of the funds of funds, except the Income Allocation Fund (through certain Underlying Funds), may invest in securities of such companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources, may depend on or use a few key personnel for management, and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

OTHER INVESTMENT COMPANIES (EACH FUND, EXCEPT THE FUNDS OF FUNDS)


Each fund, is permitted to invest in other investment companies, including investment companies which may not be registered under the Investment Company Act of 1940, as amended (the "1940 Act"), such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. The funds of funds are permitted to invest in a combination of other Hartford mutual funds (the Underlying Funds) as part of their principal investment strategy. Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.


A fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:

- "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

- "Qubes" (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

- "iShares," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

- "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.


THE HARTFORD MUTUAL FUNDS                                                    133

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a fund can generate brokerage expenses.


Generally, other than a fund of funds with respect to the Underlying Funds, a fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.


ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

The following funds may have a relatively high portfolio turnover:

-    Capital Appreciation II Fund

-    Global Leaders Fund

-    Growth Opportunities Fund

-    High Yield Fund

-    Inflation Plus Fund

-    International Capital Appreciation Fund

-    International Opportunities Fund

-    SmallCap Growth Fund

-    Small Company Fund

-    Total Return Bond Fund

The other funds (except the funds of funds) may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. Except for the Tax-Free Funds, the funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

TERMS USED IN THIS PROSPECTUS

Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Foreign issuers and foreign borrowers: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.

Non-dollar securities and loans: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

INVESTMENT POLICIES


Disciplined Equity Fund, Equity Income Fund, Floating Rate Fund, Global Health Fund, High Yield Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Total Return Bond Fund and Equity Growth Allocation Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name, as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met due to changes in value or capitalization of portfolio assets, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be



THE HARTFORD MUTUAL FUNDS                                                    134

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

changed at any time by a vote of the fund's board of directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

"FUND OF FUNDS" STRUCTURE


The term "fund of funds" is used to describe mutual funds, such as the Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation
Fund, Conservative Allocation Fund, Income Allocation Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund, that pursue their investment objectives by investing in other mutual funds. By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying Funds in which the fund of funds invests, in addition to the fund of funds' direct fees and expenses. Your cost of investing in the fund of funds, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you. For example, Hartford Investment Management may change the current asset allocation strategy among the Underlying Funds, or may invest in different Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal. HIFSCO expects that reallocation of Underlying Funds to occur quarterly although it may rebalance more frequently or less frequently as market conditions warrant. The effect of rebalancing on the fund and the Underlying Funds may increase transaction costs. However, HIFSCO attempts to minimize these costs. The Underlying Funds may have increased or decreased capital gains resulting from these transactions.



In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to you. For example, HIFSCO and/or Hartford Investment Management may change the current asset allocation strategy among the Underlying Funds, or may invest in different funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal. HIFSCO and Hartford Investment Management expects that reallocation of Underlying Funds to occur quarterly although it may rebalance more frequently or less frequently as market conditions warrant. The effect of rebalancing on the fund and the Underlying Funds may increase transaction costs. However, HIFSCO and Hartford Investment Management attempt to minimize these costs. These transactions could increase or decrease the amount of gains, and could also affect the timing, amount and character of distributions.



It is the policy of HIFSCO and Hartford Investment Management to manage each fund in the best interests of its shareholders and to conduct the investment program for each fund without taking into account the profitability of any Underlying Fund or affiliate. However, management of the funds entails special potential conflicts of interest for HIFSCO and Hartford Investment Management because the fund of funds that invest in affiliated Underlying Funds. In general, certain of the Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others. HIFSCO and Hartford Investment Management may therefore have an incentive to allocate more of a fund's assets to the more profitable of these Underlying Funds, and fewer assets to the less profitable of these Underlying Funds. To mitigate such conflicts HIFSCO and Hartford Investment Management will implement various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds' board of directors.


SUMMARY COMPARISON OF THE FUNDS OF FUNDS

With respect to the nine funds of funds contained in this Prospectus, HIFSCO, in the case of the Asset Allocation Funds, and Hartford Investment Management, in the case of the Target Retirement Funds, invests each fund of funds' assets in a combination of other Hartford mutual funds: domestic and international equity funds and fixed income funds (Underlying Funds). The funds of funds differ primarily due to their asset allocations among these fund types. HIFSCO or Hartford Investment Management, as the case may be, intends to manage each fund of funds according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or intend to attempt to capture short-term market opportunities. However, HIFSCO or Hartford Investment Management, as the case may be, may modify the asset allocation strategy for any fund of funds and modify the selection of Underlying Funds for any fund of funds from time to time if it believes that doing so would better enable the fund of funds to pursue its investment goal.

The limitations regarding investment allocations placed on the Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund make these funds less flexible in their investment strategies than mutual funds not subject to such limitations. In addition, the asset allocations made by these funds may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors. Investors should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these funds. The farther away the Target Retirement 2010 Fund, Target Retirement 2020 Fund or Target Retirement 2030 Fund is from its target maturity date, the more aggressive such fund's investment strategy may be considered.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each fund (through certain Underlying Funds in the case of a fund of funds) may invest in various securities and engage in various investment techniques which are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

DISCLOSURE OF PORTFOLIO HOLDINGS

The funds will disclose their complete calendar quarter-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each calendar quarter. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month (i) the five issuers that together constitute the largest portion of each fund's assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund's largest ten holdings (in the case of other funds). A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available (i) in the funds' SAI; and (ii) on the funds' website.


THE HARTFORD MUTUAL FUNDS                                                    135

MANAGEMENT OF THE FUNDS

THE INVESTMENT MANAGER

Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager to each fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $350.8 billion in assets as of September 30, 2006.
At the same time, HIFSCO had over $34.8 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for each fund of funds and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

LITIGATION AND REGULATORY ACTIONS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual fund related issues. The Hartford has received requests for information and subpoenas from the Securities and Exchange Commission (the "SEC"), subpoenas from the New York Attorney General's Office, a subpoena from the Connecticut Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. In addition, the SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing. The Hartford continues to cooperate fully with the SEC, the New York Attorney General's Office, the Connecticut Attorney General's Office and other regulatory agencies in these matters.

Except as described below, to date none of these investigations have resulted in the initiation of any formal action against The Hartford by these regulators. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in active discussions with the SEC and the New York Attorney General's Office. The potential timing of any resolution of any of these matters or the initiation of any formal action by any of these regulators is difficult to predict. The Hartford does not expect any such action to result in a material adverse effect on the funds. However, if the SEC or another regulatory agency brings an action seeking injunctive relief, the funds' adviser and/or sub-advisers could be barred from serving in their advisory capacity unless relief is obtained from the SEC. There can be no assurance that such relief, if sought, will be granted.

On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolves the SEC's Division of Enforcement's investigation of aspects of The Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. Under the terms of the settlement, The Hartford will pay $55 million to The Hartford mutual funds that participated in The Hartford's program for directed brokerage in recognition of mutual fund sales during the period from 2000 through 2003. The Hartford discontinued the use of directed brokerage in recognition of mutual fund sales in late 2003.

In addition, The Hartford has been served with five consolidated putative national class actions, now consolidated into a single putative class action, In Re Hartford Mutual Funds Fee Litigation, which is currently pending before the United States District Court for the District of Connecticut. In the consolidated amended complaint in this action, filed on October 20, 2004, plaintiffs make


THE HARTFORD MUTUAL FUNDS                                                    136

MANAGEMENT OF THE FUNDS

"direct claims" on behalf of investors in The Hartford Retail Funds and "derivative claims" on behalf of the Retail Funds themselves. Plaintiffs allege that excessive or inadequately disclosed fees were charged to investors in the Retail Funds, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers, including in the form of directed brokerage. Plaintiffs are seeking compensatory and punitive damages in an undetermined amount; rescission of the Retail Funds' investment advisory contracts, including recovery of all fees which would otherwise apply and recovery of fees paid; an accounting of all Retail Fund related fees, commissions, directed brokerage and soft dollar payments; and restitution of all allegedly unlawfully or discriminatorily obtained fees and charges. Defendants have moved to dismiss the consolidated amended complaint in this action. The defendants in this case include various Hartford entities, Wellington Management, The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., the Retail Funds themselves, and certain of the directors of the Retail Funds, who also serve as directors of the funds. This litigation is not expected to result in a material adverse effect on the funds.

THE INVESTMENT SUB-ADVISERS

Wellington Management Company, LLP ("Wellington Management") is the investment sub-adviser to the Advisers Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Global Health Fund, Global Leaders Fund, Growth Fund, Growth Opportunities Fund, International Capital Appreciation Fund, International Opportunities Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Value Fund and Value Opportunities Fund. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of September 30, 2006, Wellington Management had investment management authority over approximately $544 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.

Hartford Investment Management Company ("Hartford Investment Management") is the investment sub-adviser to the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Retirement Income Fund, Small Company Fund, SmallCap Growth Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of September 30, 2006, Hartford Investment Management had investment management authority over approximately $125.8 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

SOFT DOLLAR PRACTICES

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-advisers, including Hartford Investment Management, may obtain "soft dollar" benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for "brokerage and research services" (as defined in the 1934 Act). Neither the management fees nor the subadvisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under
Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such "mixed use" items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.





THE HARTFORD MUTUAL FUNDS                                                    137

MANAGEMENT OF THE FUNDS

(i.e., research provided by a full service broker-dealer, or provided by a broker-dealer to which a portion of a trade is directed for the purpose of obtaining access to the research, in either case on a bundled basis); and (iii) access to management personnel. Hartford Investment Management will not at present utilize soft dollars to obtain research from parties who have no role in effecting a trade.

MANAGEMENT FEES

Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

CAPITAL APPRECIATION II FUND

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $250 million                                          1.00%
Next $250 million                                           0.95%
Next $500 million                                           0.90%
Amount Over $1 billion                                      0.85%

GROWTH FUND, GROWTH OPPORTUNITIES FUND, SMALLCAP GROWTH FUND AND VALUE OPPORTUNITIES FUND

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $100 million                                          1.00%
Next $150 million                                           0.80%
Amount Over $250 million                                    0.70%

GLOBAL HEALTH FUND AND INTERNATIONAL CAPITAL APPRECIATION FUND

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.90%
Next $500 million                                           0.85%
Amount Over $1 billion                                      0.80%

SMALL COMPANY FUND

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $250 million                                          0.85%
Next $250 million                                           0.80%
Next $500 million                                           0.75%
Next $500 million                                           0.70%
Amount Over $ 1.5 billion                                   0.65%

GLOBAL LEADERS FUND AND INTERNATIONAL OPPORTUNITIES FUND

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.85%
Next $500 million                                           0.75%
Amount Over $1 billion                                      0.70%

CAPITAL APPRECIATION FUND, DISCIPLINED EQUITY FUND, EQUITY INCOME FUND(1), STOCK FUND(2) AND VALUE FUND

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.80%
Next $500 million                                           0.70%
Amount Over $1 billion                                      0.65%

(1) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.10% of the management fees until October 31, 2007.

(2) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.05% of the management fees until October 31, 2007.


THE HARTFORD MUTUAL FUNDS                                                    138

MANAGEMENT OF THE FUNDS

DIVIDEND AND GROWTH FUND

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.75%
Next $500 million                                           0.65%
Amount Over $1 billion                                      0.60%

HIGH YIELD FUND (3)

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.75%
Next $500 million                                           0.65%
Next $4 billion                                             0.60%
Next $5 billion                                             0.58%
Amount Over $10 billion                                     0.57%

(3) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.20% of the management fees until October 31, 2007.

ADVISERS FUND (4)

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                           0.69%
Next $500 million                                           0.625%
Amount Over $1 billion                                      0.575%

(4) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.05% of the management fees until October 31, 2007.

FLOATING RATE FUND

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.65%
Next $4.5 billion                                           0.60%
Next $5 billion                                             0.58%
Amount Over $10 billion                                     0.57%

TOTAL RETURN BOND FUND

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                           0.55%
Next $500 million                                           0.525%
Next $4 billion                                              0.50%
Next $5 billion                                              0.48%
Amount Over $10 billion                                      0.47%

INFLATION PLUS FUND(5)

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                           0.60%
Next $4.5 billion                                            0.55%
Next $5 billion                                              0.53%
Amount Over $10 billion                                      0.52%

(5) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.10% of the management fees until October 31, 2007.


THE HARTFORD MUTUAL FUNDS                                                    139

MANAGEMENT OF THE FUNDS

MONEY MARKET FUND

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.50%
Next $500 million                                           0.45%
Next $4 billion                                             0.40%
Next $5 billion                                             0.38%
Amount Over $10 billion                                     0.37%


EQUITY GROWTH ALLOCATION FUND, GROWTH ALLOCATION FUND, BALANCED ALLOCATION FUND, CONSERVATIVE ALLOCATION FUND, INCOME ALLOCATION FUND, RETIREMENT INCOME FUND, TARGET RETIREMENT 2010 FUND, TARGET RETIREMENT 2020 FUND AND TARGET RETIREMENT 2030 FUND


AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.15%
Amount Over $500 million                                    0.10%


For each fund's fiscal year ended October 31, 2006, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:



FUND NAME                                                10/31/2006
---------                                                ----------
The Hartford Advisers Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Floating Rate Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford High Yield Fund
The Hartford Inflation Plus Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford Money Market Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Total Return Bond Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund
The Hartford Equity rowth Allocation Fund
The Hartford Growth Allocation Fund
The Hartford Balanced Allocation Fund
The Hartford Conservative Allocation Fund
The Hartford Income Allocation Fund
The Hartford Retirement Income Fund
The Hartford Target Retirement 2010 Fund
The Hartford Target Retirement 2020 Fund
The Hartford Target Retirement 2030 Fund






A discussion regarding the basis for the boards of directors' approval of the investment management and investment sub-advisory agreements of the funds is available in the funds' annual report to shareholders covering the fiscal year ended October 31, 2006.



THE HARTFORD MUTUAL FUNDS                                                    140

MANAGEMENT OF THE FUNDS

PORTFOLIO MANAGERS OF THE FUNDS

The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below. The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.

ADVISERS FUND Steven T. Irons, Senior Vice President and Equity Portfolio Manager/Analyst of Wellington Management, has served as portfolio manager of the equity portion of the fund since May 2005. Mr. Irons joined Wellington Management as an investment professional in 1993.

Peter I. Higgins, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis of the equity portion of the fund since November 2005. Mr. Higgins joined Wellington Management as an investment professional in 2005. Prior to joining the firm, Mr. Higgins was a Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005.

John C. Keogh, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the fixed income and money market portion of the fund since 2004. Mr. Keogh joined Wellington Management as an investment professional in 1983.

Christopher Gootkind, Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the corporate portion of the fixed income component of the fund since March 2006. Mr. Gootkind joined Wellington Management as an investment professional in 2000.

CAPITAL APPRECIATION FUND Saul J. Pannell, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (1996). Mr. Pannell joined Wellington Management as an investment professional in 1974.

Frank D. Catrickes, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Mr. Catrickes has been involved in portfolio management and securities analysis for the fund since 1998.

CAPITAL APPRECIATION II FUND The fund has been managed by a team of Portfolio Managers since its inception in 2005. Each member of the team manages a portion of the fund. Decisions to vary the percentage of the fund's assets allocated to a sleeve will be made collectively by the team.

Value Opportunities

James H. Averill, Senior Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1985. Mr. Averill has been involved in portfolio management and securities analysis for the fund since its inception (2005).

David R. Fassnacht, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1991. Mr. Fassnacht has been involved in portfolio management and securities analysis for the fund since its inception (2005).

James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1985. Mr. Mordy has been involved in portfolio management and securities analysis for the fund since its inception (2005).

David W. Palmer, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1998. Mr. Palmer has been involved in portfolio management and securities analysis for the fund since its inception (2005).

Growth Opportunities


THE HARTFORD MUTUAL FUNDS                                                    141

MANAGEMENT OF THE FUNDS

Michael T. Carmen, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1999. Mr. Carmen has been involved in portfolio management and securities analysis for the fund since its inception (2005).

Special Situations

Frank D. Catrickes, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Mr. Catrickes has been involved in portfolio management and securities analysis for the fund since its inception (2005).

Global Equities

Nicolas M. Choumenkovitch, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1995. Mr. Choumenkovitch has been involved in portfolio management and securities analysis for the fund since its inception (2005).

Capital Appreciation

Saul J. Pannell, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1974. Mr. Pannell has been involved in portfolio management and securities analysis for the fund since its inception (2005).

DISCIPLINED EQUITY FUND James A. Rullo, Senior Vice President and Director of the Quantitative Investment Group of Wellington Management, has served as portfolio manager of the fund since its inception (1998). Mr. Rullo joined Wellington Management as an investment professional in 1994.

Mammen Chally, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm in 1994 and has been an investment professional since 1996. Mr. Chally has been involved in portfolio management and securities analysis for the fund since its inception (1998).

DIVIDEND AND GROWTH FUND Edward P. Bousa, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as co-manager of the fund from July, 2001 through September, 2001 and as portfolio manager of the fund since October, 2001. Mr. Bousa joined Wellington Management as an investment professional in 2000.

EQUITY INCOME FUND John R. Ryan, Senior Vice President, Managing Partner and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (2003). Mr. Ryan joined Wellington Management as an investment professional in 1981.

FLOATING RATE FUND Michael Bacevich, Managing Director and Senior Portfolio Manager of Hartford Investment Management, has served as portfolio manager of the fund since its inception (2005). Mr. Bacevich joined Hartford Investment Management as head of its Bank Loan Sector in 2004. Previously Mr. Bacevich was the head of the Bank Loan Unit at CIGNA Investments, Inc. from 2000 until joining Hartford Investment Management. Mr. Bacevich is a co-manager of the Floating Rate Fund and the lead member of the Fund's management team.

John Connor, Vice President and Credit Research Analyst of Hartford Investment Management, has been involved in portfolio management and securities analysis for the fund since its inception (2005). Mr. Connor joined Hartford Investment Management as a portfolio manager in 2004. Previously, Mr. Connor was a Managing Director at CIGNA Investments, Inc., with responsibility for credit research on leveraged loan borrowers and portfolio management. Mr. Connor is a co-manager of the Floating Rate Fund and reports to Mr. Bacevich, as well as assumes responsibility for investment decisions in Mr. Bacevich's absence.

GLOBAL HEALTH FUND This fund has been managed by a team of global industry analysts that specialize in the health care sector since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the healthcare industry are made collectively by the team.

Joseph H. Schwartz, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1983. Mr. Schwartz has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the medical technology sector.


THE HARTFORD MUTUAL FUNDS                                                    142

MANAGEMENT OF THE FUNDS

Jean M. Hynes, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm in 1991 and has been an investment professional since 1993. Ms. Hynes has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the pharmaceutical and biotechnology sectors.

Ann C. Gallo, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1998. Ms. Gallo has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the healthcare services sector.

Kirk J. Mayer, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1998. Mr. Mayer has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the imaging, genomics and biotechnology sectors.

Robert L. Deresiewicz, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2000. Mr. Deresiewicz has been involved in portfolio management and securities analysis for the fund since 2004 focused primarily on the biotechnology sector.

GLOBAL LEADERS FUND Andrew S. Offit, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception in 1998. Mr. Offit joined Wellington Management as an investment professional in 1997.

Jean-Marc Berteaux, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2001. Mr. Berteaux has been involved in portfolio management and securities analysis for the fund since 2001. Prior to joining Wellington Management, Mr. Berteaux was an investment professional at John Hancock Funds (1998-2001).

Matthew D. Hudson, Vice President and Equity Portfolio Manager of Wellington Management, joined Wellington Management as investment professional in 2005. Mr. Hudson has been involved in portfolio management and securities analysis for the fund since March 2006. Prior to joining the firm, Mr. Hudson was a portfolio manager and analyst at American Century Investment Management (2000-2005).

GROWTH FUND Andrew J. Shilling, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since April 2, 2001. Mr. Shilling joined Wellington Management as an investment professional in 1994.

John A. Boselli, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2002. Mr. Boselli has been involved in portfolio management and securities analysis for the fund since 2002. Prior to joining Wellington Management, Mr. Boselli was an investment professional with Putnam Investments Incorporated (1996-2002).

GROWTH OPPORTUNITIES FUND Michael T. Carmen, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since April 2, 2001. Mr. Carmen joined Wellington Management as an investment professional in 1999.

Mario E. Abularach, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 2001. Mr. Abularach has been involved in portfolio management and securities analysis for the fund since January 2006. Prior to joining Wellington Management, Mr. Abularach was a research analyst at JLF Asset Management (2000).

HIGH YIELD FUND The fund is co-managed by Mark Niland, James Serhant and Nasri Toutoungi.

Mark Niland, CFA, Executive Vice President of Hartford Investment Management, has served as co-portfolio manager of the fund since September 2005. Mr. Niland joined Hartford Investment Management in 1989 and has been an investment professional involved in trading and portfolio management since that time. Prior to joining the firm, Mr. Niland was a credit officer at Shawmut National Corp.

James Serhant, CFA, Vice President and Senior Investment Analyst of Hartford Investment Management, has served as a portfolio manager of the fund since August 2006. Mr. Serhant joined Hartford Investment Management in 2005, and covers the high yield telecom, media and healthcare industries. Prior to joining the firm, he was a vice president and senior research analyst at Delaware Investments (2001-2005). From (1997-2000), he was a vice president and senior fixed income research analyst at JP Morgan Securities, Inc.


THE HARTFORD MUTUAL FUNDS                                                    143

MANAGEMENT OF THE FUNDS

Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as co-portfolio manager of the fund since September 2005. Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi was a Managing Director of Blackrock, Inc. from 1998 to January 2002 and a Director and Partner of Rogge Global Partners from 1997 to 1998.

INFLATION PLUS FUND The fund is managed by Timothy Wilhide and William H.
Davison.

Timothy Wilhide, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 15, 2004. Mr. Wilhide joined Hartford Investment Management in 1994 and has been an investment professional involved in portfolio management since 1978.

William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.

INTERNATIONAL CAPITAL APPRECIATION FUND Andrew S. Offit, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception in 2001. Mr. Offit joined Wellington Management as an investment professional in 1997.

Jean-Marc Berteaux, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2001. Mr. Berteaux has been involved in portfolio management and securities analysis for the fund since 2001. Prior to joining Wellington Management, Mr. Berteaux was an investment professional at John Hancock Funds (1998-2001).

Matthew D. Hudson, Vice President and Equity Portfolio Manager of Wellington Management, joined Wellington Management as investment professional in 2005. Mr. Hudson has been involved in portfolio management and securities analysis for the fund since March 2006. Prior to joining the firm, Mr. Hudson was a portfolio manager and analyst at American Century Investment Management (2000-2005).

INTERNATIONAL OPPORTUNITIES FUND Nicolas M. Choumenkovitch, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1995. Mr. Choumenkovitch has been involved in portfolio management and securities analysis for the fund since 2000 and for the firm for the past five years.

MONEY MARKET FUND The fund is managed by Robert Crusha, with Adam Tonkinson as assistant portfolio manager.

Robert Crusha, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since May 1, 2002. Mr. Crusha joined Hartford Investment Management in 1993 and has been an investment professional involved in trading and portfolio management since 1995.

Adam Tonkinson, Assistant Vice President of Hartford Investment Management, has served as assistant portfolio manager of the fund since March 15, 2004. Mr. Tonkinson joined Hartford Investment Management in 2001 and has been an investment professional involved in securities analysis since that time and securities trading since 2002. Prior to joining Hartford Investment Management, Mr. Tonkinson attended Yale School of Management from 1999 to 2001 and was a Project Engineer at Massachusetts Water Resources Authority from 1998 to 1999.

SMALL COMPANY FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.

Hartford Investment Management Mark Waterhouse, Executive Vice President of Hartford Investment Management has served as portfolio manager of the fund since June 12, 2006. Mr. Waterhouse joined Hartford Investment Management in 2005. Prior to joining the firm, Mr. Waterhouse was partner and chief investment officer at Think Equity Capital (2003-2005) and a managing director at Moore Capital Management, LLC (2001-2003).


THE HARTFORD MUTUAL FUNDS                                                    144

MANAGEMENT OF THE FUNDS

Wellington Management Company, LLP Steven C. Angeli, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since January 2, 2000. Mr. Angeli joined Wellington Management as an investment professional in 1994.

Stephen Mortimer, Vice President and Equity Portfolio Manager, has served as portfolio manager for the fund since March 2006. Mr. Mortimer joined Wellington Management as an investment professional in 2001. Prior to joining the firm, Mr. Mortimer was an equity analyst responsible for the software and retail sectors at Vinik Asset Management (1998-2000).

Mario E. Abularach, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 2001. Mr. Abularach has been involved in portfolio management and securities analysis for the fund since January 2006. Prior to joining Wellington Management, Mr. Abularach was a research analyst at JLF Asset Management (2000).

SMALLCAP GROWTH FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.

Hartford Investment Management Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since November 13, 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.

Wellington Management Company, LLP David J. Elliott, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since April 2, 2001. Mr. Elliott joined Wellington Management in 1995 and has been an investment professional since 1999.

Doris T. Dwyer, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Ms. Dwyer has been involved in portfolio management and securities analysis for the fund since April 2, 2001.

STOCK FUND Steven T. Irons, Senior Vice President and Equity Portfolio Manager/Analyst of Wellington Management, has served as portfolio manager of the fund since May 2005. Mr. Irons joined Wellington Management as an investment professional in 1993.

Peter I. Higgins, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis of the equity portion of the fund since November 2005. Mr. Higgins joined Wellington Management as an investment professional in 2005. Prior to joining the firm, Mr. Higgins was a Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005.

TOTAL RETURN BOND FUND Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since January 2003. Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi was a Managing Director of Blackrock, Inc. from 1998 to January 2002 and a Director and Partner of Rogge Global Partners from 1997 to 1998.

VALUE FUND John R. Ryan, Senior Vice President, Managing Partner and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (2001). Mr. Ryan joined Wellington Management as an investment professional in 1981.

VALUE OPPORTUNITIES FUND This fund has been managed by a team specializing in all-cap value investing since 2001. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors are made collectively by the team.

James H. Averill, Senior Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1985. Mr. Averill has been involved in portfolio management and securities analysis for the fund since its inception (2001) focused primarily on the finance, retail, capital goods, health services and paper industries.


THE HARTFORD MUTUAL FUNDS                                                    145

MANAGEMENT OF THE FUNDS

David R. Fassnacht, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1991. Mr. Fassnacht has been involved in portfolio management and securities analysis for the fund since its inception (2001) focused primarily on the communications services, media, pharmaceutical, airline and chemical industries.

James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1985. Mr. Mordy has been involved in portfolio management and securities analysis for the fund since its inception (2001) focused primarily on the technology, energy, construction and utilities sectors.

David W. Palmer, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1998. Mr. Palmer has been involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the metals, rail, energy and specialty finance sectors.


EQUITY GROWTH ALLOCATION FUND The fund is managed by William H. Davison, Jr., Christopher Hanlon and Hugh Whelan.


William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.

Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.

Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.

GROWTH ALLOCATION FUND The fund is managed by William H. Davison, Jr., Christopher Hanlon and Hugh Whelan.

William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.

Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.

Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.

BALANCED ALLOCATION FUND The fund is managed by William H. Davison, Jr., Christopher Hanlon and Hugh Whelan.

William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.

Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.


THE HARTFORD MUTUAL FUNDS                                                    146

MANAGEMENT OF THE FUNDS

Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.

CONSERVATIVE ALLOCATION FUND The fund is managed by William H. Davison, Jr., Christopher Hanlon and Hugh Whelan.

William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.

Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.

Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.

INCOME ALLOCATION FUND The fund is managed by William H. Davison, Jr., Christopher Hanlon and Hugh Whelan.

William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.

Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.

Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.

RETIREMENT INCOME FUND The fund is managed by William H. Davison, Jr., Christopher Hanlon and Hugh Whelan.

William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on September 30, 2005. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.

Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on September 30, 2005. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.

Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.

TARGET RETIREMENT 2010 FUND The fund is managed by William H. Davison, Jr., Christopher Hanlon and Hugh Whelan.


THE HARTFORD MUTUAL FUNDS                                                    147

MANAGEMENT OF THE FUNDS

William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on September 30, 2005. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.

Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on September 30, 2005. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.

Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.

TARGET RETIREMENT 2020 FUND The fund is managed by William H. Davison, Jr., Christopher Hanlon and Hugh Whelan.

William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on September 30, 2005. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.

Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on September 30, 2005. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.

Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.

TARGET RETIREMENT 2030 FUND The fund is managed by William H. Davison, Jr., Christopher Hanlon and Hugh Whelan.

William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on September 30, 2005. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.

Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on September 30, 2005. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.

Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities.


THE HARTFORD MUTUAL FUNDS                                                    148

ABOUT YOUR ACCOUNT

CHOOSING A SHARE CLASS

CLASS R3

-    No front-end sales charge; all your money goes to work for you right away.

-    Distribution and service (12b-1) fees of 0.50%.

-    Administrative Fee of 0.20%

CLASS R4

-    No front-end sales charge; all your money goes to work for you right away.

-    Distribution and service (12b-1) fees of 0.25%.

-    Administrative Fee of 0.15%

CLASS R5

-    No front-end sales charge; all your money goes to work for you right away.

-    No distribution and service (12b-1) fees.

-    Administrative Fee of 0.10%

CLASS Y

-    No front-end sales charge; all your money goes to work for you right away.

-    No distribution and service (12b-1) fees.

-    No Administrative Fee

Each class of shares of the funds has its own expense structure, which enables you to choose the share class (and pricing) that best meets your specific needs and circumstances. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus. In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different classes of shares. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor's decision as to the best share class in which to invest.

Class R3 and Class R4, have each adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other classes of shares of the funds may be offered from time to time through one or more separate prospectuses of the funds. Each class of shares of a fund represents an interest in the same portfolio of investments of a fund and generally has the same rights, except for the differing sales charges, distribution fees, service fees and any other expenses associated with each particular class of shares. In addition, each share class has exclusive voting rights with respect to any distribution plan and/or service plan for that class of shares. Further, some share classes may have different conversion rights or shareholder servicing options.

DISTRIBUTION ARRANGEMENTS

Hartford Investment Financial Services, LLC ("HIFSCO") serves as the principal underwriter for each fund pursuant to Underwriting Agreements initially approved by the boards of directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a "Company"). HIFSCO is a registered broker-dealer and member of the NASD. Shares of each fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of any fund.


THE HARTFORD MUTUAL FUNDS                                                    149

ABOUT YOUR ACCOUNT

DISTRIBUTION PLANS

Each Company, on behalf of its respective funds, has adopted a separate distribution plan (the "Plan") for each of the Class R3 and Class R4 shares of each fund.

CLASS R3 PLAN Pursuant to the Class R3 Plan, a fund may pay HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay to dealers the service fee at a rate equal to 0.50% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

CLASS R4 PLAN Pursuant to the Class R4 Plan, a fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay to dealers the service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the applicable Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each fund's shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the funds pay HIFSCO the entire fee regardless of HIFSCO's expenditures. Even if HIFSCO's actual expenditures exceed the fee payable to HIFSCO at any given time, the funds will not be obligated to pay more than that fee.

The Plans were adopted by a majority vote of the board of directors of the applicable Company, including at least a majority of directors who are not interested persons of the applicable funds as defined in the 1940 Act. A Plan may be terminated at any time by vote of the majority of the directors of the applicable board who are not interested persons of the funds. A Plan will automatically terminate in the event of its assignment.

ADDITIONAL COMPENSATION TO BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHER PERSONS ("FINANCIAL INTERMEDIARIES") With respect to Class A, B, C and I shares, in addition to the commissions (which may be paid or reallowed to Financial Intermediaries from an advanced to Financial Intermediaries) and Rule 12b-1 fees described above and in the SAI, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Financial Intermediaries (who may or may not be affiliates of the distributor) in connection with the sale and distribution of the funds' shares ("Additional Payments") based on a number of factors described below and in the funds' SAI. This additional compensation is not paid by you.

With the exception of certain compensation arrangements discussed below and in the SAI and "Negotiated Additional Amounts" defined below, these Additional Payments, with respect to Class A, B, C and I shares, which are generally based on average net assets (or on aged assets, i.e., assets held over one year) of the funds attributable to a particular Financial Intermediary, on sales of the funds' shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges, may, but are normally not expected to, exceed, in the aggregate, 0.40% of the average net assets of the funds attributable to a particular Financial Intermediary. Such Additional Payments are generally made for the placement of the funds on a Financial Intermediary's list of mutual funds available for purchase by its customers and/or for including the funds within a group of mutual funds that receive special marketing focus. Separate Additional Payments may take the form of, among others: (1) "due diligence" payments for a Financial Intermediary's examination of the funds and payments for providing extra employee training and information relating to the funds and
(2) "marketing support" fees for


THE HARTFORD MUTUAL FUNDS                                                    150

ABOUT YOUR ACCOUNT

providing assistance in promoting the sale of the funds' shares ("Negotiated Additional Amounts"). Subject to NASD regulations, HIFSCO and its affiliates may contribute Negotiated Additional Amounts to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. HIFSCO and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable NASD regulations. These programs, which may vary for different Financial Intermediaries, will not change the price an investor will pay for shares or the amount that a fund will receive from such sale. These Additional Payments and Negotiated Additional Amounts may also pertain to the sale and distribution of other investment products distributed by affiliates of the distributor, and may, in some cases, act as a financial incentive for a Financial Intermediary to recommend the purchase of one fund over another fund. Please consult your Financial Intermediary for more information.

With the exception of certain Negotiated Additional Amounts specifically discussed below and in the SAI, payments of Negotiated Additional Amounts did not exceed $550,000 per Financial Intermediary for the calendar year ended December 31, 2005.

For Class A, B, C and I shares, as of January 1, 2006, HIFSCO has entered into arrangements to make Additional Payments that are generally based on average net assets (or on aged assets) of the funds attributable to a particular Financial Intermediary, on sales of the funds' shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges to A. G. Edwards & Sons, Inc., Advantage Capital Corp., Advest, Inc., AIG Financial Advisors, AmeriMutual Funds Distributor, Inc., Associated Securities Corporation, Banc One Securities Corporation, Cadaret Grant & Co., Inc., Centaurus Financial, Inc., Charles Schwab & Co., Inc., Chase Investment Services Corporation, Citicorp Investment Services, Citigroup Global Markets, Inc., Comerica Securities, Commerce Capital Markets, Inc., Commonwealth Financial Network, Commonwealth Financial Services, CUSO Financial Services, L.P., Edward
D. Jones & Co., L.P., FFP Securities, Inc., Fidelity Investments, Financial Network Investment Corporation, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., FSC Securities Corp., Gold Trust Company, Harbour Investments, Inc., Independent Financial Group, LLC, ING Financial Advisors, ING Financial Partners, Inc., Investment Professionals, Inc., J.J.B. Hilliard, J.P. Morgan Retirement Plan Services, W.L. Lyons, Inc., Lincoln Financial Advisors Group, Linsco/Private Ledger Corp., M&T Securities Inc., Merrill Lynch Pierce Fenner & Smith, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Multi-Financial Securities Corporation, Inc., Mutual Service Corporation, National Planning Holdings, Inc., NEXT Financial Group, Inc., Piper Jaffray & Co., Prime Capital Services, Inc., PrimeVest Financial Services, Inc., Raymond James Financial Services and Associates, Robert W. Baird, Royal Alliance Associates, Inc., Securities America, Inc., Stifel, Nicolaus & Company, Incorporated, SunAmerica Securities Inc., The Huntington Investment Company, Triad Advisors, Inc., T.Rowe Price Investment Services, Inc., UBS Financial Services Inc., US Bancorp Investments Inc., Uvest Financial Services Group, Inc., Valmark Securities Inc., Wachovia Securities, LLC, Wells Fargo Investments, WM Financial Services, Inc., and Woodbury Financial Services, Inc. Woodbury Financial Services, Inc. is an indirect wholly-owned subsidiary of The Hartford. HIFSCO may enter into arrangements with other Financial Intermediaries to make such Additional Payments. Separate Additional Payments in the form of Negotiated Additional Amounts may also be made to the above-listed Financial Intermediaries and to other Financial Intermediaries.

The Additional Payments to Financial Intermediaries in connection with the sale and distribution of the funds' shares are negotiated based on a range of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets (including distribution of particular classes of the funds' shares), target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of Additional Payments to be provided and factors are weighed in the assessment of such determination. In 2005 (ending December 31, 2005) HIFSCO provided additional compensation to Edward D. Jones & Co., LP ("Edward Jones") based on sales of certain shares of the funds attributable to Edward Jones, on assets invested in the funds attributable to Edward Jones, and generally on a percentage share of the net income of HIFSCO (based on the total amount of assets attributable to Edward Jones). HIFSCO paid Edward Jones approximately $70 million additional profit-sharing based compensation to terminate the arrangement effective December 31, 2005. In addition, HIFSCO paid Negotiated Additional Amounts to Edwards Jones in such forms as, among others, "due diligence" payments and "marketing support" fees. For the fiscal year ended October 31, 2005, HIFSCO or its affiliates paid approximately $23.7 million in Additional Payments, including Negotiated Additional Amounts (which may also pertain to the sale and distribution of other investment products distributed by affiliates of HIFSCO), to Edward Jones.


For the fiscal year ended October 31, 2006, HIFSCO or its affiliates paid approximately $____ million in total Additional Payments, including Negotiated Additional Amounts (which may also pertain to the sale and distribution of other investment products distributed by affiliates of HIFSCO), to Financial Intermediaries.



THE HARTFORD MUTUAL FUNDS                                                    151

ABOUT YOUR ACCOUNT

Aside from Additional Payments made in connection with the sale and distribution of the funds' shares, HIFSCO and its affiliates, out of their own assets, may pay compensation to Financial Intermediaries for subaccounting, administrative and/or shareholder processing services. For Class R shares, the funds pay certain administrative fees as disclosed in the fee table of this prospectus.


THE HARTFORD MUTUAL FUNDS                                                    152

ABOUT YOUR ACCOUNT

INVESTOR REQUIREMENTS

Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and nonqualified deferred compensation plans. Class R3, R4 and R5 shares also are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund. Class R3, R4 and R5 shares are not available to retail nonretirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans and 529 college savings plans.

Class Y shares offered through this prospectus are available to employee benefit or retirement plans which have (a) at least $10 million in plan assets, or (b) 750 or more employees eligible to participate at the time of purchase; and employee benefit or retirement plans of The Hartford, Wellington Management or broker-dealer wholesalers and their affiliates. However, employee benefit plans and/or retirement plans purchasing shares through (i) a record-keeper or a trust company that performs participant level record-keeping or other administrative services on behalf of such plans or (ii) a trading platform may purchase Class Y shares of a fund provided that such record-keeper or trust company and, if applicable, the trading platform, has entered into an agreement for such purposes with the distributor and/or its affiliates. Class Y shares are also offered through a stand-alone Class Y shares prospectus to: (1) banks and insurance companies or other large institutional investors; (2) investment companies; (3) non-profit organizations, charitable trusts, foundations and endowments; and (4) trust companies with assets held in a fiduciary, advisory, custodial or similar capacity over which the trust company has full or shared investment discretion are not subject to the eligibility requirements of (a) and
(b) above. If you meet the definition of these other institutional investors, you should consult that prospectus. Hartford, in its sole discretion, may accept purchases of Class Y shares from other purchasers not listed above.

OPENING AN ACCOUNT

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, you may be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver's license or other identifying documents. The information you provide may also be validated through various public databases. If a fund is not able to adequately identify you within the timeframes set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES: Because you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

1    Read this prospectus carefully.

2    Determine how much you want to invest.

The minimum initial investment for each fund is as follows:

     -    R3, R4 and R5 shares - no investment minimum

     - Y shares - Employee benefit or retirement plans which have (a) at least $10 million in plan assets, or (b) 750 or more employees eligible to participate at the time of purchase; and employee benefit or retirement plans of The Hartford, Wellington Management or broker-dealer wholesalers and their affiliates must invest at least $1 million in Class Y shares of a fund. Retirement and/or employee benefit plans purchasing shares through (i) a record-keeper or a trust company that performs participant level record-keeping or other administrative services on behalf of such plans or (ii) a trading platform, are not subject to a minimum investment amount. Hartford, in its sole discretion, may accept purchases in Class Y shares that do not meet these dollar qualification requirements.

There is no subsequent investment minimum for each fund.


THE HARTFORD MUTUAL FUNDS                                                    153

ABOUT YOUR ACCOUNT

3 Please contact your financial representative or plan administrator for instructions and assistance.


THE HARTFORD MUTUAL FUNDS                                                    154

BUYING, EXCHANGING AND SELLING SHARES

BUYING SHARES

Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus). Some or all R share classes may not be available through certain financial intermediaries. Additional shares may be purchased through a plan's administrator, record keeper or other authorized financial intermediary. Your initial investment must meet the minimum requirements, if any, as discussed above. See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4, R5 and Y shares.

EXCHANGES

You may exchange shares of one fund for shares of the same class of any other fund that offers that class. See your plan administrator, record keeper or financial intermediary for any questions regarding exchanging shares.


If you own Class A, B, C, I or L or shares of certain funds or certain Class Y funds not offered in this prospectus, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.


SELLING SHARES

You may redeem your shares by having your plan administrator or financial intermediary process your redemption. Your plan administrator or financial intermediary will be responsible for furnishing all necessary documents to the funds.


THE HARTFORD MUTUAL FUNDS                                                    155

TRANSACTION POLICIES

VALUATION OF SHARES

The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the funds (through certain Underlying Funds in the case of a fund of funds) generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund (through certain Underlying Funds in the case of a fund of funds) will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors (or in the case of a fund of funds, the Boards of Directors of the Underlying Funds). Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund (through certain Underlying Funds in the case of a fund of funds) may use fair value pricing include, among others:
(i) the occurrence of events that that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In particular, funds that invest in securities that are thinly traded may include Capital Appreciation Fund and High Yield Fund. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund (through certain Underlying Funds in the case of a fund of funds), and in particular, Advisers Fund, Capital Appreciation Fund, Global Health Fund, Global Leaders Fund, Growth Opportunities Fund, International Capital Appreciation Fund, International Opportunities Fund, Small Company Fund, Stock Fund and Value Opportunities Fund, uses a fair value pricing service approved by that fund's Board (or in the case of a fund of funds, the Boards of the Underlying Funds), which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds (through certain Underlying Funds in the case of a fund of funds) may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund (through certain Underlying Funds in the case of a fund of funds) could obtain the fair value assigned to a security if it (through certain Underlying Funds in the case of a fund of funds) were to sell the security at approximately the time at which that fund determines its NAV per share.

Debt securities (other than short-term obligations and Floating Rate Loans) held by a fund (through certain Underlying Funds in the case of a fund of funds) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Floating Rate Loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by that fund's Board of Directors (or in the case of a fund of funds, the Boards of Directors of the Underlying Funds). Generally, each fund, and in particular, High Yield Fund and Income Fund may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund's investments are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

BUY AND SELL PRICES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

TRANSACTION POLICIES

EXECUTION OF REQUESTS

Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent or authorized broker-dealers and third-party administrators.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

Floating Rate Fund redemptions will be processed at the next NAV calculated after your request is received, if your order is in "good order", but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the Floating Rate Fund.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of a fund by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a fund of funds) invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. In particular, funds that invest in securities that are thinly traded may include Capital Appreciation Fund, High Yield Fund, Income Fund and International Small Company Fund. Funds that invest in securities that are traded primarily in markets outside of the United States may include Advisers Fund, Capital Appreciation Fund, Global Health Fund, Global Leaders Fund, Growth Opportunities Fund, International Capital Appreciation Fund, International Opportunities Fund, Small Company Fund, Stock Fund and Value Opportunities Fund. Frequent traders, and in particular those using arbitrage strategies, can dilute a fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of

TRANSACTION POLICIES

exchange privileges, the funds may consider an investor's trading history in any of the funds, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is an exchange out and back into the same fund or a redemption out and purchase of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request is received within the 90-day period, the requested transaction will be rejected and the person requesting such substantive round trip will be deemed an "Excessive Trader." All exchange and purchase privileges of any Excessive Trader shall be suspended or terminated. An Excessive Trader, however, will be given one opportunity to reposition funds prior to the suspension or termination of exchange privileges. If an Excessive Trader makes exchanges through a registered representative, the funds' transfer agent shall terminate the registered representative's exchange privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.

The funds' policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are substantially limited in their ability to identify or deter Excessive Traders or other abusive traders. The transfer agent for the funds will use its best efforts to obtain the cooperation of intermediaries to identify Excessive Traders and to prevent or limit abusive trading activity, to the extent practicable. In addition, the funds' transfer agent will seek to obtain annual certifications from financial intermediaries that such intermediaries have established reasonable internal controls and procedures for limiting exchange activities in a manner that is consistent with the funds' policies concerning frequent purchases and redemptions of fund shares and are reasonably designed to obtain compliance with applicable rules relating to customer-order handling and abusive trading practices. Nonetheless, the funds' ability to identify and deter frequent purchases and redemptions of a fund's shares through omnibus accounts is limited, and the funds' success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds (through certain Underlying Funds in the case of the funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the funds' fair value procedures, please refer to "Valuation of Shares."

CERTIFICATED SHARES

Shares are electronically recorded and therefore share certificates are not issued.

SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

SPECIAL REDEMPTIONS

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

TRANSACTION POLICIES

PAYMENT REQUIREMENTS

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period (generally within three business days). If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income and capital gains of the funds are normally declared and paid annually. Dividends from the net investment income of the Advisers Fund, Dividend and Growth Fund, Equity Income Fund, Balanced Allocation Fund, Conservative Allocation Fund, Target Retirement 2010 Fund and Target Retirement 2020 Fund are declared and paid quarterly. Dividends from the net investment income of the Floating Rate Fund, Inflation Plus Fund, High Yield Fund, Total Return Bond Fund, Income Allocation Fund and Retirement Income Fund are declared and paid monthly. Dividends from net investment income of the Money Market Fund are declared daily and paid monthly. Dividends from the Money Market Fund are not paid on shares until the day following the date on which the shares are issued. Notwithstanding the foregoing, in order to accommodate adjustments in asset allocations made by the Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund as the mix of Underlying Funds in each of these funds changes over time, each of these funds reserves the right to change its dividend distribution policy at the discretion of each of these funds' board of directors. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

Effective January 1, 2007, dividends from net investment income of the Floating Rate Fund, High Yield Fund, Inflation Plus Fund, Money Market Fund and Total Return Bond Fund are declared daily and paid monthly. Dividends from the Floating Rate Fund, High Yield Fund, Inflation Plus Fund, Money Market Fund and Total Return Bond Fund are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent.

TAXABILITY OF DIVIDENDS Dividends and capital gains distributed by the fund to tax-deferred retirement plan accounts are not taxable currently.


TAXABILITY OF TRANSACTIONS Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

TRANSACTION POLICIES

FINANCIAL HIGHLIGHTS


No financial highlights are provided for Class R3, R4 and R5 shares as those classes commenced operations as of December 15, 2006. However, the financial highlights below reflect information for Class Y shares of the funds (Class A for the Asset Allocation Funds since those funds do not offer Class Y shares). The financial highlights for the fund's Class R3, R4 and R5 shares for the periods presented below would have been substantially similar to that shown because all of the fund's shares are invested in the same portfolio of securities. However, the actual financial highlights of the Class R3, R4 and R5 shares for the periods presented below would have been different than the information shown because of differences in the expenses borne by each class of shares.



The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2006, October 31, 2005, October 31, 2004, and October 31, 2003 and October 31, 2002 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request.




THE HARTFORD MUTUAL FUNDS                                                    162

Hartford Mutual Funds, Inc. and Hartford Mutual Funds II, Inc.

FINANCIAL HIGHLIGHTS


                                                                       SELECTED PER-SHARE DATA (A)
                                                       -----------------------------------------------------------

                                                                              NET REALIZED
                                                                                   AND
                                                       NET ASSET      NET      UNREALIZED      TOTAL     DIVIDENDS
                                                        VALUE AT  INVESTMENT      GAIN         FROM      FROM NET
                                                       BEGINNING    INCOME      (LOSS) ON   INVESTMENT  INVESTMENT
                                                       OF PERIOD    (LOSS)     INVESTMENTS  OPERATIONS    INCOME
                                                       ---------  ----------  ------------  ----------  ----------
THE HARTFORD ADVISERS FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005(h)
   Class Y                                               14.72       0.33         0.81         1.14        (0.36)
   For the Year Ended October 31, 2004(h)
   Class Y                                               14.37       0.25         0.36         0.61        (0.26)
   For the Year Ended October 31, 2003(h)
   Class Y                                               12.82       0.27         1.54         1.81        (0.26)
   For the Year Ended October 31, 2002(h)
   Class Y                                               14.54       0.13        (1.55)       (1.42)       (0.30)

THE HARTFORD CAPITAL APPRECIATION FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                               32.29       0.21         5.97         6.18           --
   For the Year Ended October 31, 2004
   Class Y                                               27.64       0.11         4.54         4.65           --
   For the Year Ended October 31, 2003
   Class Y                                               21.23       0.08         6.33         6.41           --
   For the Year Ended October 31, 2002(h)
   Class Y                                               24.85       0.04        (3.66)       (3.62)          --

THE HARTFORD CAPITAL APPRECIATION II FUND
   For the Year Ended October 31, 2006
   Class Y                                               11.08       0.02         2.12         2.14           --
   From (commencement of operations) April 29, 2005,
      through October 31, 2005
   Class Y                                               10.00       0.02         1.06         1.08           --

THE HARTFORD DISCIPLINED EQUITY FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                               10.99       0.15         1.12         1.27        (0.14)
   For the Year Ended October 31, 2004
   Class Y                                               10.36      (0.01)        0.69         0.68        (0.05)
   For the Year Ended October 31, 2003
   Class Y                                                8.63       0.08         1.65         1.73           --
   For the Year Ended October 31, 2002 (h)
   Class Y                                               10.52       0.05        (1.94)       (1.89)          --

THE HARTFORD DIVIDEND AND GROWTH FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                               17.97       0.32         1.53         1.85        (0.33)
   For the Year Ended October 31, 2004
   Class Y                                               16.11       0.24         1.86         2.10        (0.24)
   For the Year Ended October 31, 2003
   Class Y                                               13.73       0.19         2.40         2.59        (0.21)(j)
   For the Year Ended October 31, 2002(h)
   Class Y                                               15.71       0.12        (1.65)       (1.53)       (0.21)

THE HARTFORD EQUITY INCOME FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                               11.33       0.32         0.83         1.15        (0.31)
   For the Year Ended October 31, 2004
   Class Y                                               10.39       0.24         0.95         1.19        (0.25)
   From inception August 28, 2003, through
      October 31, 2003
   Class Y                                               10.00       0.04         0.35         0.39           --

THE HARTFORD FLOATING RATE FUND
   For the Year Ended October 31, 2006
   Class Y
   From (commencement of operations) April 29, 2005,
      through October 31, 2005
   Class Y                                               10.00       0.23         0.08         0.31        (0.23)

THE HARTFORD GLOBAL HEALTH FUND
   For the Six--Month Period Ended April 30, 2006
      (Unaudited)

                                                                            SELECTED PER-SHARE DATA (A)
                                                       --------------------------------------------------------------------

                                                                                                          NET
                                                       DISTRIBUTIONS                                   INCREASE
                                                            FROM                                      (DECREASE)  NET ASSET
                                                          REALIZED    DISTRIBUTIONS                     IN NET     VALUE AT
                                                          CAPITAL          FROM            TOTAL         ASSET       END
                                                           GAINS         CAPITAL      DISTRIBUTIONS      VALUE    OF PERIOD
                                                       -------------  -------------   -------------   ----------  ---------
THE HARTFORD ADVISERS FUND
   For the Year Ended October 31, 2006
   Class Y                                                    --            --
   For the Year Ended October 31, 2005(h)
   Class Y                                                    --            --            (0.36)         0.78       15.50
   For the Year Ended October 31, 2004(h)
   Class Y                                                    --            --            (0.26)         0.35       14.72
   For the Year Ended October 31, 2003(h)
   Class Y                                                    --            --            (0.26)         1.55       14.37
   For the Year Ended October 31, 2002(h)
   Class Y                                                    --            --            (0.30)        (1.72)      12.82

THE HARTFORD CAPITAL APPRECIATION FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                    --            --               --          6.18       38.47
   For the Year Ended October 31, 2004
   Class Y                                                    --            --               --          4.65       32.29
   For the Year Ended October 31, 2003
   Class Y                                                    --            --               --          6.41       27.64
   For the Year Ended October 31, 2002(h)
   Class Y                                                    --            --               --         (3.62)      21.23

THE HARTFORD CAPITAL APPRECIATION II FUND
   For the Year Ended October 31, 2006
   Class Y
   From (commencement of operations) April 29, 2005,
      through October 31, 2005
   Class Y                                                    --            --               --          1.08       11.08

THE HARTFORD DISCIPLINED EQUITY FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                    --            --            (0.14)         1.13       12.12
   For the Year Ended October 31, 2004
   Class Y                                                    --            --            (0.05)         0.63       10.99
   For the Year Ended October 31, 2003
   Class Y                                                    --            --               --          1.73       10.36
   For the Year Ended October 31, 2002 (h)
   Class Y                                                    --            --               --         (1.89)       8.63

THE HARTFORD DIVIDEND AND GROWTH FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                 (0.19)           --            (0.52)         1.33       19.30
   For the Year Ended October 31, 2004
   Class Y                                                    --            --            (0.24)         1.86       17.97
   For the Year Ended October 31, 2003
   Class Y                                                    --            --            (0.21)         2.38       16.11
   For the Year Ended October 31, 2002(h)
   Class Y                                                 (0.24)           --            (0.45)        (1.98)      13.73

THE HARTFORD EQUITY INCOME FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                 (0.02)           --            (0.33)         0.82       12.15
   For the Year Ended October 31, 2004
   Class Y                                                    --            --            (0.25)         0.94       11.33
   From inception August 28, 2003, through
      October 31, 2003
   Class Y                                                    --            --               --          0.39       10.39

THE HARTFORD FLOATING RATE FUND
   For the Year Ended October 31, 2006
   Class Y
   From (commencement of operations) April 29, 2005,
      through October 31, 2005
   Class Y                                                    --            --            (0.23)         0.08       10.08

THE HARTFORD GLOBAL HEALTH FUND
   For the Six--Month Period Ended April 30, 2006
      (Unaudited)

                                                         ---- RATIOS AND SUPPLEMEMENTAL DATA ----
                                                       ---------------------------------------------
                                                                                      RATIO OF
                                                                                       EXPENSES
                                                                                      TO AVERAGE
                                                                      NET ASSETS      NET ASSETS
                                                                       AT END OF        BEFORE
                                                          TOTAL         PERIOD        WAIVERS AND
                                                       RETURN (B)       (000'S)   REIMBURSEMENTS (D)
                                                       ----------     ----------  ------------------
THE HARTFORD ADVISERS FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005(h)
   Class Y                                                 7.78          15,342         0.75
   For the Year Ended October 31, 2004(h)
   Class Y                                                 4.22          13,587         0.74
   For the Year Ended October 31, 2003(h)
   Class Y                                                14.28           8,714         0.81
   For the Year Ended October 31, 2002(h)
   Class Y                                                (9.89)          3,997         0.78

THE HARTFORD CAPITAL APPRECIATION FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                19.14         245,163         0.78
   For the Year Ended October 31, 2004
   Class Y                                                16.82         116,527         0.79
   For the Year Ended October 31, 2003
   Class Y                                                30.19          48,372         0.85
   For the Year Ended October 31, 2002(h)
   Class Y                                               (14.57)         25,378         0.80

THE HARTFORD CAPITAL APPRECIATION II FUND
   For the Year Ended October 31, 2006
   Class Y
   From (commencement of operations) April 29, 2005,
      through October 31, 2005
   Class Y                                                10.80(f)          332         1.41(e)

THE HARTFORD DISCIPLINED EQUITY FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                11.62          81,582         0.90
   For the Year Ended October 31, 2004
   Class Y                                                 6.55          19,578         0.88
   For the Year Ended October 31, 2003
   Class Y                                                20.05             622         0.98
   For the Year Ended October 31, 2002(h)
   Class Y                                               (17.97)            661         0.93

THE HARTFORD DIVIDEND AND GROWTH FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                10.36         114,777         0.73
   For the Year Ended October 31, 2004
   Class Y                                                13.06          69,088         0.75
   For the Year Ended October 31, 2003
   Class Y                                                19.03          42,107         0.81
   For the Year Ended October 31, 2002(h)
   Class Y                                               (10.00)         14,790         0.82

THE HARTFORD EQUITY INCOME FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                10.22             784         0.91
   For the Year Ended October 31, 2004
   Class Y                                                11.53             375         0.91
   From inception August 28, 2003, through
      October 31, 2003
   Class Y                                                 3.90(f)          104         0.93(e)

THE HARTFORD FLOATING RATE FUND
   For the Year Ended October 31, 2006
   Class Y
   From (commencement of operations) April 29, 2005,
      through October 31, 2005
   Class Y                                                 3.10(f)       10,062         0.73(e)

THE HARTFORD GLOBAL HEALTH FUND
   For the Six--Month Period Ended April 30, 2006
      (Unaudited)

                                                        ---- RATIOS AND SUPPLEMEMENTAL DATA ----
                                                       -----------------------------------------
                                                           RATIO OF
                                                            EXPENSES        RATIO OF
                                                           TO AVERAGE          NET
                                                           NET ASSETS      INVESTMENT
                                                             AFTER           INCOME    PORTFOLIO
                                                          WAIVERS AND      TO AVERAGE   TURNOVER
                                                       REIMBURSEMENTS (D)  NET ASSETS   RATE (C)
                                                       ------------------  ----------  ---------
THE HARTFORD ADVISERS FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005(h)
   Class Y                                                   0.74            2.13          66
   For the Year Ended October 31, 2004(h)
   Class Y                                                   0.74            1.71          42
   For the Year Ended October 31, 2003(h)
   Class Y                                                   0.81            1.98          46
   For the Year Ended October 31, 2002(h)
   Class Y                                                   0.78            2.15          44

THE HARTFORD CAPITAL APPRECIATION FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                   0.78            0.76          93
   For the Year Ended October 31, 2004
   Class Y                                                   0.79            0.50          78
   For the Year Ended October 31, 2003
   Class Y                                                   0.85            0.46         113
   For the Year Ended October 31, 2002(h)
   Class Y                                                   0.80            0.27         112

THE HARTFORD CAPITAL APPRECIATION II FUND
   For the Year Ended October 31, 2006
   Class Y
   From (commencement of operations) April 29, 2005,
      through October 31, 2005
   Class Y                                                   1.15(e)         0.29 (e)      46

THE HARTFORD DISCIPLINED EQUITY FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                   0.90            0.97          61
   For the Year Ended October 31, 2004
   Class Y                                                   0.88            0.95          62
   For the Year Ended October 31, 2003
   Class Y                                                   0.98            0.70          76
   For the Year Ended October 31, 2002(h)
   Class Y                                                   0.93            0.46          89

THE HARTFORD DIVIDEND AND GROWTH FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                   0.73            1.64          26
   For the Year Ended October 31, 2004
   Class Y                                                   0.75            1.44          25
   For the Year Ended October 31, 2003
   Class Y                                                   0.81            1.44          31
   For the Year Ended October 31, 2002 (h)
   Class Y                                                   0.82            1.36          33

THE HARTFORD EQUITY INCOME FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                   0.11            2.79          23
   For the Year Ended October 31, 2004
   Class Y                                                   0.11            2.73          22
   From inception August 28, 2003, through
      October 31, 2003
   Class Y                                                   0.13(e)         2.17 (e)       1

THE HARTFORD FLOATING RATE FUND
   For the Year Ended October 31, 2006
   Class Y                                                   0.08(e)         6.50 (e)      17%
   From (commencement of operations) April 29, 2005,
      through October 31, 2005
   Class Y                                                   0.01(e)         6.06 (e)      15

THE HARTFORD GLOBAL HEALTH FUND
   For the Year Ended October 31, 2006

Hartford Mutual Funds, Inc. and Hartford Mutual Funds II, Inc.

FINANCIAL HIGHLIGHTS


                                                                       SELECTED PER-SHARE DATA (A)
                                                       -----------------------------------------------------------

                                                                              NET REALIZED
                                                                                   AND
                                                       NET ASSET      NET      UNREALIZED      TOTAL     DIVIDENDS
                                                        VALUE AT  INVESTMENT      GAIN         FROM      FROM NET
                                                       BEGINNING    INCOME      (LOSS) ON   INVESTMENT  INVESTMENT
                                                       OF PERIOD    (LOSS)     INVESTMENTS  OPERATIONS    INCOME
                                                       ---------  ----------  ------------  ----------  ----------
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                               15.41      (0.01)        2.42         2.41           --
   For the Year Ended October 31, 2004
   Class Y                                               14.09      (0.02)        1.40         1.38           --
   For the Year Ended October 31, 2003
   Class Y                                               11.61      (0.02)        2.80         2.78           --
   For the Year Ended October 31, 2002(h)
   Class Y                                               13.58      (0.02)       (1.67)       (1.69)          --

THE HARTFORD GLOBAL LEADERS FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                               17.06       0.13         0.27         0.40           --
   For the Year Ended October 31, 2004
   Class Y                                               14.34       0.03         2.69         2.72           --
   For the Year Ended October 31, 2003
   Class Y                                               11.45       0.03         2.86         2.89           --
   For the Year Ended October 31, 2002(h)
   Class Y                                               13.03       0.05        (1.63)       (1.58)          --

THE HARTFORD GROWTH FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                               16.42       0.01         1.22         1.23           --
   For the Year Ended October 31, 2004
   Class Y                                               15.31         --         1.11         1.11           --
   For the Year Ended October 31, 2003
   Class Y                                               11.94      (0.03)        3.40         3.37           --
   For the Period February 19, 2002 through
      October 31, 2002
   Class Y                                               14.57         --        (2.63)       (2.63)          --

THE HARTFORD GROWTH OPPORTUNITIES FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                               23.82         --         4.55         4.55           --
   For the Year Ended October 31, 2004
   Class Y                                               21.42      (0.01)        2.41         2.40           --
   For the Year Ended October 31, 2003
   Class Y                                               15.35      (0.07)        6.14         6.07           --
   For the Period February 19, 2002 through
      October 31, 2002
   Class Y                                               19.80      (0.06)       (4.39)       (4.45)          --

THE HARTFORD HIGH YIELD FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                8.17       0.52        (0.40)        0.12        (0.54)
   For the Year Ended October 31, 2004(h)
   Class Y                                                7.94       0.39         0.36         0.75        (0.52)
   For the Year Ended October 31, 2003(h)
   Class Y                                                6.73       0.65         1.24         1.89        (0.68)
   For the Year Ended October 31, 2002(h)
   Class Y                                                8.48       0.34        (1.30)       (0.96)       (0.79)

THE HARTFORD INFLATION PLUS FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                               10.97       0.47        (0.22)        0.25        (0.45)
   From inception November 28, 2003, through
      October 31, 2004
   Class Y                                               10.57       0.28         0.44         0.72        (0.32)

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                               11.72       0.08         0.53         0.61           --
   For the Year Ended October 31, 2004 (h)

                                                                            SELECTED PER-SHARE DATA (A)
                                                       --------------------------------------------------------------------

                                                                                                          NET
                                                       DISTRIBUTIONS                                   INCREASE
                                                            FROM                                      (DECREASE)  NET ASSET
                                                          REALIZED    DISTRIBUTIONS                     IN NET     VALUE AT
                                                          CAPITAL          FROM            TOTAL         ASSET       END
                                                           GAINS         CAPITAL      DISTRIBUTIONS      VALUE    OF PERIOD
                                                       -------------  -------------   -------------   ----------  ---------
   Class Y                                                 (1.00)           --            (1.00)         0.46       17.51
   For the Year Ended October 31, 2005
   Class Y                                                 (0.77)           --            (0.77)         1.64       17.05
   For the Year Ended October 31, 2004
   Class Y                                                 (0.06)           --            (0.06)         1.32       15.41
   For the Year Ended October 31, 2003
   Class Y                                                 (0.30)           --            (0.30)         2.48       14.09
   For the Year Ended October 31, 2002(h)
   Class Y                                                 (0.28)           --            (0.28)        (1.97)      11.61

THE HARTFORD GLOBAL LEADERS FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                    --            --               --          0.40       17.46
   For the Year Ended October 31, 2004
   Class Y                                                    --            --               --          2.72       17.06
   For the Year Ended October 31, 2003
   Class Y                                                    --            --               --          2.89       14.34
   For the Year Ended October 31, 2002(h)
   Class Y                                                    --            --               --         (1.58)      11.45

THE HARTFORD GROWTH FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                    --            --               --          1.23       17.65
   For the Year Ended October 31, 2004
   Class Y                                                    --            --               --          1.11       16.42
   For the Year Ended October 31, 2003
   Class Y                                                    --            --               --          3.37       15.31
   For the Period February 19, 2002 through
      October 31, 2002
   Class Y                                                    --            --               --         (2.63)      11.94

THE HARTFORD GROWTH OPPORTUNITIES FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                    --            --               --          4.55       28.37
   For the Year Ended October 31, 2004
   Class Y                                                    --            --               --          2.40       23.82
   For the Year Ended October 31, 2003
   Class Y                                                    --            --               --          6.07       21.42
   For the Period February 19, 2002 through
      October 31, 2002
   Class Y                                                    --            --               --         (4.45)      15.35

THE HARTFORD HIGH YIELD FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                    --            --            (0.54)        (0.42)       7.75
   For the Year Ended October 31, 2004 (h)
   Class Y                                                    --            --            (0.52)         0.23        8.17
   For the Year Ended October 31, 2003 (h)
   Class Y                                                    --            --            (0.68)         1.21        7.94
   For the Year Ended October 31, 2002 (h)
   Class Y                                                    --            --            (0.79)        (1.75)       6.73

THE HARTFORD INFLATION PLUS FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                 (0.09)           --            (0.54)        (0.29)      10.68
   From inception November 28, 2003, through
      October 31, 2004
   Class Y                                                    --            --            (0.32)         0.40       10.97

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                    --            --               --          0.61       12.33
   For the Year Ended October 31, 2004 (h)

                                                         ---- RATIOS AND SUPPLEMEMENTAL DATA ----
                                                       ---------------------------------------------
                                                                                       RATIO OF
                                                                                       EXPENSES
                                                                                      TO AVERAGE
                                                                      NET ASSETS      NET ASSETS
                                                                       AT END OF        BEFORE
                                                          TOTAL         PERIOD        WAIVERS AND
                                                       RETURN (B)       (000'S)   REIMBURSEMENTS (D)
                                                       ----------     ----------  ------------------
   Class Y                                                 8.97         185,097         1.08(e)
   For the Year Ended October 31, 2005
   Class Y                                                16.19         169,698         1.08
   For the Year Ended October 31, 2004
   Class Y                                                 9.88           1,299         1.12
   For the Year Ended October 31, 2003
   Class Y                                                24.50           1,095         1.19
   For the Year Ended October 31, 2002 (h)
   Class Y                                               (12.68)            881         1.17

THE HARTFORD GLOBAL LEADERS FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                 2.34          83,896         0.97
   For the Year Ended October 31, 2004
   Class Y                                                18.97          58,791         0.93
   For the Year Ended October 31, 2003
   Class Y                                                25.24          19,043         1.00
   For the Year Ended October 31, 2002 (h)
   Class Y                                               (12.13)          6,167         1.00

THE HARTFORD GROWTH FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                 7.49          52,992         0.85
   For the Year Ended October 31, 2004
   Class Y                                                 7.25          11,926         0.87
   For the Year Ended October 31, 2003
   Class Y                                                28.22               1         0.96
   For the Period February 19, 2002 through
      October 31, 2002
   Class Y                                               (18.05)(f)           1         0.90(e)

THE HARTFORD GROWTH OPPORTUNITIES FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                19.10          28,441         0.88
   For the Year Ended October 31, 2004
   Class Y                                                11.20           4,792         0.82
   For the Year Ended October 31, 2003
   Class Y                                                39.54               1         0.91
   For the Period February 19, 2002 through
      October 31, 2002
   Class Y                                               (22.47)(f)           1         0.89(e)

THE HARTFORD HIGH YIELD FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                 1.43          25,974         0.87
   For the Year Ended October 31, 2004 (h)
   Class Y                                                 9.72          16,410         0.84
   For the Year Ended October 31, 2003 (h)
   Class Y                                                29.27               1         1.69
   For the Year Ended October 31, 2002 (h)
   Class Y                                               (12.01)              1         0.84

THE HARTFORD INFLATION PLUS FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                 2.29          95,947         0.68
   From inception November 28, 2003, through
      October 31, 2004
   Class Y                                                 6.89(f)       23,045         0.65(e)

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                 5.20          74,651         1.22
   For the Year Ended October 31, 2004 (h)

                                                        ---- RATIOS AND SUPPLEMEMENTAL DATA ----
                                                       -----------------------------------------
                                                            RATIO OF
                                                            EXPENSES        RATIO OF
                                                           TO AVERAGE          NET
                                                           NET ASSETS      INVESTMENT
                                                             AFTER           INCOME    PORTFOLIO
                                                          WAIVERS AND      TO AVERAGE   TURNOVER
                                                       REIMBURSEMENTS (D)  NET ASSETS   RATE (C)
                                                       ------------------  ----------  ---------
   Class Y                                                   1.08(e)        (0.10)(e)      13%
   For the Year Ended October 31, 2005
   Class Y                                                   1.08           (0.12)         50
   For the Year Ended October 31, 2004
   Class Y                                                   1.12           (0.14)         41
   For the Year Ended October 31, 2003
   Class Y                                                   1.19           (0.15)         37
   For the Year Ended October 31, 2002 (h)
   Class Y                                                   1.17           (0.22)         63

THE HARTFORD GLOBAL LEADERS FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                   0.97            0.87         270
   For the Year Ended October 31, 2004
   Class Y                                                   0.93            0.31         271
   For the Year Ended October 31, 2003
   Class Y                                                   1.00            0.28         320
   For the Year Ended October 31, 2002 (h)
   Class Y                                                   1.00            0.84         323

THE HARTFORD GROWTH FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                   0.85            0.10          77
   For the Year Ended October 31, 2004
   Class Y                                                   0.87           (0.18)         66
   For the Year Ended October 31, 2003
   Class Y                                                   0.96           (0.17)        129
   For the Period February 19, 2002 through
      October 31, 2002
   Class Y                                                   0.90(e)        (0.01)(e)     107

THE HARTFORD GROWTH OPPORTUNITIES FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                   0.88              --         156
   For the Year Ended October 31, 2004
   Class Y                                                   0.82           (0.33)        130
   For the Year Ended October 31, 2003
   Class Y                                                   0.91           (0.38)        158
   For the Period February 19, 2002 through
      October 31, 2002
   Class Y                                                   0.89(e)        (0.44)(e)     182

THE HARTFORD HIGH YIELD FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                   0.87(h)         6.40         113
   For the Year Ended October 31, 2004 (h)
   Class Y                                                   0.84            6.13          86
   For the Year Ended October 31, 2003 (h)
   Class Y                                                   0.95            8.70          54
   For the Year Ended October 31, 2002 (h)
   Class Y                                                   0.84           10.04          22

THE HARTFORD INFLATION PLUS FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                   0.68            4.42          71
   From inception November 28, 2003, through
      October 31, 2004
   Class Y                                                   0.65(e)         1.55(e)       81

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                   1.20            0.98         183
   For the Year Ended October 31, 2004 (h)

Hartford Mutual Funds, Inc. and Hartford Mutual Funds II, Inc.

FINANCIAL HIGHLIGHTS


                                                                       SELECTED PER-SHARE DATA (A)
                                                       -----------------------------------------------------------

                                                                              NET REALIZED
                                                                                   AND
                                                       NET ASSET      NET      UNREALIZED      TOTAL     DIVIDENDS
                                                        VALUE AT  INVESTMENT      GAIN         FROM      FROM NET
                                                       BEGINNING    INCOME      (LOSS) ON   INVESTMENT  INVESTMENT
                                                       OF PERIOD    (LOSS)     INVESTMENTS  OPERATIONS    INCOME
                                                       ---------  ----------  ------------  ----------  ----------
   Class Y                                                9.69      (0.01)        2.09         2.08           --
   For the Year Ended October 31, 2003
   Class Y                                                6.98       0.01         2.74         2.75        (0.04)
   For the Year Ended October 31, 2002 (h)
   Class Y                                                7.63       0.07        (0.72)       (0.65)          --

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                               11.53       0.12         1.90         2.02           --
   For the Year Ended October 31, 2004
   Class Y                                                9.91       0.11         1.56         1.67        (0.05)
   For the Year Ended October 31, 2003
   Class Y                                                8.19       0.06         1.66         1.72           --
   For the Year Ended October 31, 2002 (h)
   Class Y                                                9.49       0.02        (1.32)       (1.30)          --

THE HARTFORD MONEY MARKET FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                1.00       0.02           --         0.02        (0.02)
   For the Year Ended October 31, 2004
   Class Y                                                1.00      0.007           --         0.01       (0.007)
   For the Year Ended October 31, 2003
   Class Y                                                1.00      0.008           --         0.01       (0.008)
   For the Year Ended October 31, 2002 (h)
   Class Y                                                1.00      0.017           --         0.02       (0.017)

THE HARTFORD SMALL COMPANY FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                               15.74      (0.07)        3.66         3.59           --
   For the Year Ended October 31, 2004
   Class Y                                               14.83      (0.06)        0.97         0.91           --
   For the Year Ended October 31, 2003
   Class Y                                               10.27      (0.09)        4.65         4.56           --
   For the Year Ended October 31, 2002 (h)
   Class Y                                               12.35      (0.06)       (2.02)       (2.08)          --

THE HARTFORD SMALLCAP GROWTH FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                               24.88      (0.04)        3.90         3.86           --
   For the Year Ended October 31, 2004
   Class Y                                               23.06      (0.02)        1.84         1.82           --
   For the Year Ended October 31, 2003
   Class Y                                               15.61      (0.08)        7.53         7.45           --
   For the Period February 19, 2002 through
      October 31, 2002
   Class Y                                               20.21      (0.08)       (4.52)       (4.60)          --

THE HARTFORD STOCK FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                               17.49       0.24         1.66         1.90        (0.21)
   For the Year Ended October 31, 2004
   Class Y                                               16.81       0.10         0.58         0.68            --
   For the Year Ended October 31, 2003
   Class Y                                               14.15       0.12         2.54         2.66            --
   For the Year Ended October 31, 2002 (h)
   Class Y                                               17.31       0.10        (3.26)       (3.16)           --

THE HARTFORD TOTAL RETURN BOND FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                               11.06       0.40        (0.24)        0.16        (0.45)
   For the Year Ended October 31, 2004

                                                                            SELECTED PER-SHARE DATA (A)
                                                       --------------------------------------------------------------------

                                                                                                          NET
                                                       DISTRIBUTIONS                                   INCREASE
                                                            FROM                                      (DECREASE)  NET ASSET
                                                          REALIZED    DISTRIBUTIONS                     IN NET     VALUE AT
                                                          CAPITAL          FROM            TOTAL         ASSET       END
                                                           GAINS         CAPITAL      DISTRIBUTIONS      VALUE    OF PERIOD
                                                       -------------  -------------   -------------   ----------  ---------
   Class Y                                                 (0.05)           --            (0.05)         2.03       11.72
   For the Year Ended October 31, 2003
   Class Y                                                    --            --            (0.04)         2.71        9.69
   For the Year Ended October 31, 2002 (h)
   Class Y                                                    --            --               --         (0.65)       6.98

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                    --            --               --          2.02       13.55
   For the Year Ended October 31, 2004
   Class Y                                                    --            --            (0.05)         1.62       11.53
   For the Year Ended October 31, 2003
   Class Y                                                    --            --               --          1.72        9.91
   For the Year Ended October 31, 2002 (h)
   Class Y                                                    --            --               --         (1.30)       8.19

THE HARTFORD MONEY MARKET FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                    --            --            (0.02)           --        1.00
   For the Year Ended October 31, 2004
   Class Y                                                    --            --            (0.01)           --        1.00
   For the Year Ended October 31, 2003
   Class Y                                                    --            --            (0.01)           --        1.00
   For the Year Ended October 31, 2002 (h)
   Class Y                                                    --            --            (0.02)           --        1.00

THE HARTFORD SMALL COMPANY FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                    --            --               --          3.59       19.33
   For the Year Ended October 31, 2004
   Class Y                                                    --            --               --          0.91       15.74
   For the Year Ended October 31, 2003
   Class Y                                                    --            --               --          4.56       14.83
   For the Year Ended October 31, 2002 (h)
   Class Y                                                    --            --               --         (2.08)      10.27

THE HARTFORD SMALLCAP GROWTH FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                    --            --               --          3.86       28.74
   For the Year Ended October 31, 2004
   Class Y                                                    --            --               --          1.82       24.88
   For the Year Ended October 31, 2003
   Class Y                                                    --            --               --          7.45       23.06
   For the Period February 19, 2002 through
      October 31, 2002
   Class Y                                                    --            --               --         (4.60)      15.61

THE HARTFORD STOCK FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                    --            --            (0.21)         1.69       19.18
   For the Year Ended October 31, 2004
   Class Y                                                    --            --               --          0.68       17.49
   For the Year Ended October 31, 2003
   Class Y                                                    --            --               --          2.66       16.81
   For the Year Ended October 31, 2002 (h)
   Class Y                                                    --            --               --         (3.16)      14.15

THE HARTFORD TOTAL RETURN BOND FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                 (0.04)           --            (0.49)        (0.33)      10.73
   For the Year Ended October 31, 2004

                                                         ---- RATIOS AND SUPPLEMEMENTAL DATA ----
                                                       ---------------------------------------------
                                                                                       RATIO OF
                                                                                       EXPENSES
                                                                                      TO AVERAGE
                                                                      NET ASSETS      NET ASSETS
                                                                       AT END OF        BEFORE
                                                          TOTAL         PERIOD        WAIVERS AND
                                                       RETURN (B)       (000'S)   REIMBURSEMENTS (D)
                                                       ----------     ----------  ------------------
   Class Y                                                21.61          28,775         1.31
   For the Year Ended October 31, 2003
   Class Y                                                39.57             292         1.80
   For the Year Ended October 31, 2002 (h)
   Class Y                                                (8.52)            209         2.19

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                17.52           5,612         1.05
   For the Year Ended October 31, 2004
   Class Y                                                16.87           4,288         1.09
   For the Year Ended October 31, 2003
   Class Y                                                21.00           6,058         1.13
   For the Year Ended October 31, 2002 (h)
   Class Y                                               (13.70)          4,543         1.13

THE HARTFORD MONEY MARKET FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                 2.40          16,114         0.61
   For the Year Ended October 31, 2004
   Class Y                                                 0.72           9,698         0.56
   For the Year Ended October 31, 2003
   Class Y                                                 0.78           1,162         0.68
   For the Year Ended October 31, 2002 (h)
   Class Y                                                 1.72           2,815         0.62

THE HARTFORD SMALL COMPANY FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                22.81          43,274         0.97
   For the Year Ended October 31, 2004
   Class Y                                                 6.14          15,731         0.99
   For the Year Ended October 31, 2003
   Class Y                                                44.40          14,472         1.05
   For the Year Ended October 31, 2002 (h)
   Class Y                                               (16.84)         10,834         1.00

THE HARTFORD SMALLCAP GROWTH FUND
   For the Year Ended October 31, 2006
   Class Y                                                14.37 (f)     113,273         0.91(e)
   For the Year Ended October 31, 2005
   Class Y                                                15.52          55,933         0.98
   For the Year Ended October 31, 2004
   Class Y                                                 7.89           5,788         1.03
   For the Year Ended October 31, 2003
   Class Y                                                47.72               1         1.11
   For the Period February 19, 2002 through
      October 31, 2002
   Class Y                                               (22.77)(f)           1         1.06(e)

THE HARTFORD STOCK FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                10.91         107,578         0.83
   For the Year Ended October 31, 2004
   Class Y                                                 4.04          80,932         0.80
   For the Year Ended October 31, 2003
   Class Y                                                18.80          42,894         0.88
   For the Year Ended October 31, 2002 (h)
   Class Y                                               (18.26)         34,116         0.85

THE HARTFORD TOTAL RETURN BOND FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                 1.45         188,156         0.73
   For the Year Ended October 31, 2004

                                                        ---- RATIOS AND SUPPLEMEMENTAL DATA ----
                                                       -----------------------------------------
                                                            RATIO OF
                                                            EXPENSES        RATIO OF
                                                           TO AVERAGE          NET
                                                           NET ASSETS      INVESTMENT
                                                             AFTER           INCOME    PORTFOLIO
                                                          WAIVERS AND      TO AVERAGE   TURNOVER
                                                       REIMBURSEMENTS (D)  NET ASSETS   RATE (C)
                                                       ------------------  ----------  ---------
   Class Y                                                   1.20           (0.09)        200
   For the Year Ended October 31, 2003
   Class Y                                                   1.20            0.16         281
   For the Year Ended October 31, 2002 (h)
   Class Y                                                   1.20            0.79         330

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                   1.05            0.94         119
   For the Year Ended October 31, 2004
   Class Y                                                   1.08            0.82         143
   For the Year Ended October 31, 2003
   Class Y                                                   1.13            0.77         138
   For the Year Ended October 31, 2002 (h)
   Class Y                                                   1.13            0.31         175

THE HARTFORD MONEY MARKET FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                   0.55(i)         2.47         N/A
   For the Year Ended October 31, 2004
   Class Y                                                   0.55            0.96         N/A
   For the Year Ended October 31, 2003
   Class Y                                                   0.55            0.84         N/A
   For the Year Ended October 31, 2002 (h)
   Class Y                                                   0.55            1.51         N/A

THE HARTFORD SMALL COMPANY FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                   0.97           (0.43)        104
   For the Year Ended October 31, 2004
   Class Y                                                   0.99           (0.71)        142
   For the Year Ended October 31, 2003
   Class Y                                                   1.00           (0.73)        179
   For the Year Ended October 31, 2002 (h)
   Class Y                                                   1.00           (0.53)        226

THE HARTFORD SMALLCAP GROWTH FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                   0.98           (0.23)         81
   For the Year Ended October 31, 2004
   Class Y                                                   1.03           (0.47)        102
   For the Year Ended October 31, 2003
   Class Y                                                   1.10           (0.46)        122
   For the Period February 19, 2002 through
      October 31, 2002
   Class Y                                                   1.00(e)        (0.60)(e)      93

THE HARTFORD STOCK FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                   0.83            1.24          62
   For the Year Ended October 31, 2004
   Class Y                                                   0.80            0.80          29
   For the Year Ended October 31, 2003
   Class Y                                                   0.88            0.84          37
   For the Year Ended October 31, 2002 (h)
   Class Y                                                   0.85            0.58          48

THE HARTFORD TOTAL RETURN BOND FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                   0.73            3.73         195
   For the Year Ended October 31, 2004

Hartford Mutual Funds, Inc. and Hartford Mutual Funds II, Inc.

FINANCIAL HIGHLIGHTS


                                                                       SELECTED PER-SHARE DATA (A)
                                                       -----------------------------------------------------------

                                                                              NET REALIZED
                                                                                   AND
                                                       NET ASSET      NET      UNREALIZED      TOTAL     DIVIDENDS
                                                        VALUE AT  INVESTMENT      GAIN         FROM      FROM NET
                                                       BEGINNING    INCOME      (LOSS) ON   INVESTMENT  INVESTMENT
                                                       OF PERIOD    (LOSS)     INVESTMENTS  OPERATIONS    INCOME
                                                       ---------  ----------  ------------  ----------  ----------
   Class Y                                               11.24       0.39         0.21         0.60        (0.41)
   For the Year Ended October 31, 2003
   Class Y                                               10.87       0.53         0.50         1.03        (0.55)
   For the Year Ended October 31, 2002 (h)
   Class Y                                               10.99       0.45         0.08         0.53        (0.58)

THE HARTFORD VALUE FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                9.71       0.12         1.05         1.17        (0.09)
   For the Year Ended October 31, 2004 (h)
   Class Y                                                8.95       0.10         0.77         0.87        (0.11)
   For the Year Ended October 31, 2003 (h)
   Class Y                                                7.64       0.16         1.25         1.41        (0.10)
   For the Year Ended October 31, 2002 (h)
   Class Y                                                9.04       0.09        (1.44)       (1.35)          --

THE HARTFORD VALUE OPPORTUNITIES FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                               14.17       0.05         1.52         1.57           --
   For the Year Ended October 31, 2004
   Class Y                                               12.22       0.01         1.94         1.95           --
   For the Year Ended October 31, 2003
   Class Y                                                9.30       0.01         2.91         2.92           --
   For the Period February 19, 2002 through
      October 31, 2002
   Class Y                                               11.73       0.05        (2.48)       (2.43)          --

THE HARTFORD EQUITY GROWTH ALLOCATION FUND (G)
   For the Year Ended October 31, 2006
   Class A
   For the Year Ended October 31, 2005
   Class A                                               10.38      (0.02)        1.12         1.10        (0.02)
   From (commencement of operations) May 28, 2004,
      through October 31, 2004
   Class A                                               10.00      (0.01)        0.39         0.38           --

THE HARTFORD GROWTH ALLOCATION FUND (G)
   For the Year Ended October 31, 2006
   Class A
   For the Year Ended October 31, 2005
   Class A                                               10.36       0.05         0.89         0.94        (0.03)
   From (commencement of operations) May 28, 2004,
      through October 31, 2004
   Class A                                               10.00         --         0.36         0.36           --

THE HARTFORD BALANCED ALLOCATION FUND (G)
   For the Year Ended October 31, 2006
   Class A
   For the Year Ended October 31, 2005
   Class A                                               10.30       0.13         0.64         0.77        (0.12)
   From (commencement of operations) May 28, 2004,
      through October 31, 2004
   Class A                                               10.00       0.02         0.30         0.32        (0.02)

THE HARTFORD CONSERVATIVE ALLOCATION FUND (G)
   For the Year Ended October 31, 2006
   Class A
   For the Year Ended October 31, 2005
   Class A                                               10.27       0.23         0.28         0.51        (0.21)
   From (commencement of operations) May 28, 2004,
      through October 31, 2004
   Class A                                               10.00       0.03         0.27         0.30        (0.03)

THE HARTFORD INCOME ALLOCATION FUND (G)
   For the Year Ended October 31, 2006
   Class A
   For the Year Ended October 31, 2005
   Class A                                               10.15       0.36        (0.26)        0.10        (0.36)
   From (commencement of operations) May 28, 2004,
      through October 31, 2004
   Class A                                               10.00       0.09         0.15         0.24        (0.09)

THE HARTFORD RETIREMENT INCOME FUND (G)
   For the Year Ended October 31, 2006

                                                                            SELECTED PER-SHARE DATA (A)
                                                       --------------------------------------------------------------------

                                                                                                          NET
                                                       DISTRIBUTIONS                                   INCREASE
                                                            FROM                                      (DECREASE)  NET ASSET
                                                          REALIZED    DISTRIBUTIONS                     IN NET     VALUE AT
                                                          CAPITAL          FROM            TOTAL         ASSET       END
                                                           GAINS         CAPITAL      DISTRIBUTIONS      VALUE    OF PERIOD
                                                       -------------  -------------   -------------   ----------  ---------
   Class Y
   For the Year Ended October 31, 2003
   Class Y                                                 (0.11)           --            (0.66)         0.37       11.24
   For the Year Ended October 31, 2002 (h)
   Class Y                                                 (0.07)           --            (0.65)        (0.12)      10.87

THE HARTFORD VALUE FUND
   For the Six-Month Period Ended April 30, 2006
      (Unaudited)
   Class Y                                                    --            --            (0.13)         1.25       12.04
   For the Year Ended October 31, 2005
   Class Y                                                    --            --            (0.09)         1.08       10.79
   For the Year Ended October 31, 2004 (h)
   Class Y                                                    --            --            (0.11)         0.76        9.71
   For the Year Ended October 31, 2003 (h)
   Class Y                                                    --            --            (0.10)         1.31        8.95
   For the Year Ended October 31, 2002 (h)
   Class Y                                                 (0.05)           --            (0.05)        (1.40)       7.64

THE HARTFORD VALUE OPPORTUNITIES FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                    --            --               --          1.57       15.74
   For the Year Ended October 31, 2004
   Class Y                                                    --            --               --          1.95       14.17
   For the Year Ended October 31, 2003
   Class Y                                                    --            --               --          2.92       12.22
   For the Period February 19, 2002 through
      October 31, 2002
   Class Y                                                    --            --               --         (2.43)       9.30

THE HARTFORD EQUITY GROWTH ALLOCATION FUND (G)
   For the Year Ended October 31, 2006
   Class A
   For the Year Ended October 31, 2005
   Class A                                                    --            --            (0.02)         1.08       11.46
   From (commencement of operations) May 28, 2004,
      through October 31, 2004
   Class A                                                    --            --               --          0.38       10.38

THE HARTFORD GROWTH ALLOCATION FUND (G)
   For the Year Ended October 31, 2006
   Class A
   For the Year Ended October 31, 2005
   Class A                                                    --            --            (0.03)         0.91       11.27
   From (commencement of operations) May 28, 2004,
      through October 31, 2004
   Class A                                                    --            --               --          0.36       10.36

THE HARTFORD BALANCED ALLOCATION FUND (G)
   For the Year Ended October 31, 2006
   Class A
   For the Year Ended October 31, 2005
   Class A                                                    --            --            (0.12)         0.65       10.95
   From (commencement of operations) May 28, 2004,
      through October 31, 2004
   Class A                                                    --            --            (0.02)         0.30       10.30

THE HARTFORD CONSERVATIVE ALLOCATION FUND (G)
   For the Year Ended October 31, 2006
   Class A
   For the Year Ended October 31, 2005
   Class A                                                    --            --            (0.21)         0.30       10.57
   From (commencement of operations) May 28, 2004,
      through October 31, 2004
   Class A                                                    --            --            (0.03)         0.27       10.27

THE HARTFORD INCOME ALLOCATION FUND (G)
   For the Year Ended October 31, 2006
   Class A
   For the Year Ended October 31, 2005
   Class A                                                    --            --            (0.36)        (0.26)       9.89
   From (commencement of operations) May 28, 2004,
      through October 31, 2004
   Class A                                                    --            --            (0.09)         0.15       10.15

THE HARTFORD RETIREMENT INCOME FUND (G)
   For the Year Ended October 31, 2006

                                                         ---- RATIOS AND SUPPLEMEMENTAL DATA ----
                                                       ---------------------------------------------
                                                                                       RATIO OF
                                                                                       EXPENSES
                                                                                      TO AVERAGE
                                                                      NET ASSETS      NET ASSETS
                                                                       AT END OF        BEFORE
                                                          TOTAL         PERIOD        WAIVERS AND
                                                       RETURN (B)       (000'S)   REIMBURSEMENTS (D)
                                                       ----------     ----------  ------------------
   Class Y
   For the Year Ended October 31, 2003
   Class Y                                                 9.68          60,125         0.81
   For the Year Ended October 31, 2002 (h)
   Class Y                                                 5.01          39,778         0.78

THE HARTFORD VALUE FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                12.06          60,218         0.93
   For the Year Ended October 31, 2004 (h)
   Class Y                                                 9.76          21,373         0.91
   For the Year Ended October 31, 2003 (h)
   Class Y                                                18.66              27         1.00
   For the Year Ended October 31, 2002 (h)
   Class Y                                               (15.05)            230         0.98

THE HARTFORD VALUE OPPORTUNITIES FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                11.08          95,974         1.07
   For the Year Ended October 31, 2004
   Class Y                                                15.96          10,101         1.16
   For the Year Ended October 31, 2003
   Class Y                                                31.40               1         1.33
   For the Period February 19, 2002 through
      October 31, 2002
   Class Y                                               (20.75)(f)           1         1.13(e)

THE HARTFORD EQUITY GROWTH ALLOCATION FUND (G)
   For the Six-Month Period Ended April 30, 2006
      (Unaudited)
   Class A                                                15.56 (f)      97,860         0.80(e)
   For the Year Ended October 31, 2005
   Class A                                                10.60          58,087         0.85
   From (commencement of operations) May 28, 2004,
      through October 31, 2004
   Class A                                                 3.80 (f)      12,415         0.86(e)

THE HARTFORD GROWTH ALLOCATION FUND (G)
   For the Year Ended October 31, 2006
   Class A
   For the Year Ended October 31, 2005
   Class A                                                 9.12         205,331         0.72
   From (commencement of operations) May 28, 2004,
      through October 31, 2004
   Class A                                                 3.60 (f)      43,279         0.72(e)

THE HARTFORD BALANCED ALLOCATION FUND (G)
   For the Year Ended October 31, 2006
   Class A
   For the Year Ended October 31, 2005
   Class A                                                 7.47         262,878         0.66
   From (commencement of operations) May 28, 2004,
      through October 31, 2004
   Class A                                                 3.15 (f)      67,293         0.62(e)

THE HARTFORD CONSERVATIVE ALLOCATION FUND (G)
   For the Year Ended October 31, 2006
   Class A
   For the Year Ended October 31, 2005
   Class A                                                 4.96          70,533         0.63
   From (commencement of operations) May 28, 2004,
      through October 31, 2004
   Class A                                                 2.96 (f)      33,921         0.63(e)

THE HARTFORD INCOME ALLOCATION FUND (G)
   For the Year Ended October 31, 2006
   Class A
   For the Year Ended October 31, 2005
   Class A                                                 1.01          19,445         0.76
   From (commencement of operations) May 28, 2004,
      through October 31, 2004
   Class A                                                 2.42 (f)      10,539         0.73(e)

THE HARTFORD RETIREMENT INCOME FUND (G)
   For the Year Ended October 31, 2006

                                                        ---- RATIOS AND SUPPLEMEMENTAL DATA ----
                                                       -----------------------------------------
                                                            RATIO OF
                                                            EXPENSES        RATIO OF
                                                           TO AVERAGE          NET
                                                           NET ASSETS      INVESTMENT
                                                             AFTER           INCOME    PORTFOLIO
                                                          WAIVERS AND      TO AVERAGE   TURNOVER
                                                       REIMBURSEMENTS (D)  NET ASSETS   RATE (C)
                                                       ------------------  ----------  ---------
   Class Y
   For the Year Ended October 31, 2003
   Class Y                                                   0.80            3.82         199
   For the Year Ended October 31, 2002 (h)
   Class Y                                                   0.78            5.16         149

THE HARTFORD VALUE FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                   0.93            1.19          29
   For the Year Ended October 31, 2004 (h)
   Class Y                                                   0.91            1.32          34
   For the Year Ended October 31, 2003 (h)
   Class Y                                                   1.00            1.46          35
   For the Year Ended October 31, 2002 (h)
   Class Y                                                   0.98            1.09          35

THE HARTFORD VALUE OPPORTUNITIES FUND
   For the Year Ended October 31, 2006
   Class Y
   For the Year Ended October 31, 2005
   Class Y                                                   1.07            0.55          38
   For the Year Ended October 31, 2004
   Class Y                                                   1.16            0.34          52
   For the Year Ended October 31, 2003
   Class Y                                                   1.25            0.08          57
   For the Period February 19, 2002 through
      October 31, 2002
   Class Y                                                   1.00(e)         0.49(e)       70

THE HARTFORD EQUITY GROWTH ALLOCATION FUND (G)
   For the Year Ended October 31, 2006
   Class A
   For the Year Ended October 31, 2005
   Class A                                                   0.68           (0.43)          9
   From (commencement of operations) May 28, 2004,
      through October 31, 2004
   Class A                                                   0.67(e)        (0.67)(e)       3

THE HARTFORD GROWTH ALLOCATION FUND (G)
   For the Year Ended October 31, 2006
   Class A
   For the Year Ended October 31, 2005
   Class A                                                   0.64            0.42           1
   From (commencement of operations) May 28, 2004,
      through October 31, 2004
   Class A                                                   0.63(e)         0.13 (e)      --

THE HARTFORD BALANCED ALLOCATION FUND (G)
   For the Year Ended October 31, 2006
   Class A
   For the Year Ended October 31, 2005
   Class A                                                   0.60            1.26           2
   From (commencement of operations) May 28, 2004,
      through October 31, 2004
   Class A                                                   0.59(e)         0.99(e)       --

THE HARTFORD CONSERVATIVE ALLOCATION FUND (G)
   For the Year Ended October 31, 2006
   Class A
   For the Year Ended October 31, 2005
   Class A                                                   0.60            2.25          23
   From (commencement of operations) May 28, 2004,
      through October 31, 2004
   Class A                                                   0.60(e)         1.70(e)       --

THE HARTFORD INCOME ALLOCATION FUND (G)
   For the Year Ended October 31, 2006
   Class A
   For the Year Ended October 31, 2005
   Class A                                                   0.56            3.75          30
   From (commencement of operations) May 28, 2004,
      through October 31, 2004
   Class A                                                   0.56(e)         3.21(e)        3

THE HARTFORD RETIREMENT INCOME FUND (G)
   For the Six-Month Period Ended April 30, 2006
      (Unaudited)

Hartford Mutual Funds, Inc. and Hartford Mutual Funds II, Inc.

FINANCIAL HIGHLIGHTS


                                                                       SELECTED PER-SHARE DATA (A)
                                                       -----------------------------------------------------------

                                                                              NET REALIZED
                                                                                   AND
                                                       NET ASSET      NET      UNREALIZED      TOTAL     DIVIDENDS
                                                        VALUE AT  INVESTMENT      GAIN         FROM      FROM NET
                                                       BEGINNING    INCOME      (LOSS) ON   INVESTMENT  INVESTMENT
                                                       OF PERIOD    (LOSS)     INVESTMENTS  OPERATIONS    INCOME
                                                       ---------  ----------  ------------  ----------  ----------
   Class Y
   From (commencement of operations)
      September 30, 2005, through October 31, 2005
   Class Y                                               10.00       0.01        (0.14)       (0.13)       (0.01)

THE HARTFORD TARGET RETIREMENT 2010 FUND (G)
   For the Year Ended October 31, 2006
   Class Y
   From (commencement of operations)
      September 30, 2005, through October 31, 2005
   Class Y                                               10.00       0.02        (0.19)       (0.17)          --

THE HARTFORD TARGET RETIREMENT 2020 FUND (G)
   For the Year Ended October 31, 2006
   Class Y
   From (commencement of operations)
      September 30, 2005, through October 31, 2005
   Class Y                                               10.00       0.01        (0.22)       (0.21)          --

THE HARTFORD TARGET RETIREMENT 2030 FUND (G)
   For the Year Ended October 31, 2006
   Class Y
   From (commencement of operations)
      September 30, 2005, through October 31, 2005
   Class Y                                               10.00       0.01        (0.26)       (0.25)          --

                                                                            SELECTED PER-SHARE DATA (A)
                                                       --------------------------------------------------------------------

                                                                                                          NET
                                                       DISTRIBUTIONS                                   INCREASE
                                                            FROM                                      (DECREASE)  NET ASSET
                                                          REALIZED    DISTRIBUTIONS                     IN NET     VALUE AT
                                                          CAPITAL          FROM            TOTAL         ASSET       END
                                                           GAINS         CAPITAL      DISTRIBUTIONS      VALUE    OF PERIOD
                                                       -------------  -------------   -------------   ----------  ---------
   Class Y                                                    --            --            (0.64)        (0.39)       9.47
   From (commencement of operations)
      September 30, 2005, through October 31, 2005
   Class Y                                                    --            --            (0.01)        (0.14)       9.86

THE HARTFORD TARGET RETIREMENT 2010 FUND (G)
   For the Year Ended October 31, 2006
   Class Y
   From (commencement of operations)
      September 30, 2005, through October 31, 2005
   Class Y                                                    --            --               --         (0.17)       9.83

THE HARTFORD TARGET RETIREMENT 2020 FUND (G)
   For the Year Ended October 31, 2006
   Class Y
   From (commencement of operations)
      September 30, 2005, through October 31, 2005
   Class Y                                                    --            --               --         (0.21)       9.79

THE HARTFORD TARGET RETIREMENT 2030 FUND (G)
   For the Year Ended October 31, 2006
   Class Y
   From (commencement of operations)
      September 30, 2005, through October 31, 2005
   Class Y                                                    --            --               --         (0.25)       9.75

                                                         ---- RATIOS AND SUPPLEMENTAL DATA ----
                                                       ---------------------------------------------
                                                                                       RATIO OF
                                                                                       EXPENSES
                                                                                      TO AVERAGE
                                                                      NET ASSETS      NET ASSETS
                                                                       AT END OF        BEFORE
                                                          TOTAL         PERIOD        WAIVERS AND
                                                       RETURN (B)       (000'S)   REIMBURSEMENTS (D)
                                                       ----------     ----------  ------------------
   Class Y                                                 2.67 (f)         111        28.90(e)
   From (commencement of operations)
      September 30, 2005, through October 31, 2005
   Class Y                                                (1.30)(f)          10         0.28(e)

THE HARTFORD TARGET RETIREMENT 2010 FUND (G)
   For the Year Ended October 31, 2006
   Class Y
   From (commencement of operations)
      September 30, 2005, through October 31, 2005
   Class Y                                                (1.70)(f)          10         0.32(e)

THE HARTFORD TARGET RETIREMENT 2020 FUND (G)
   For the Year Ended October 31, 2006
   Class Y
   From (commencement of operations)
      September 30, 2005, through October 31, 2005
   Class Y                                                (2.10)(f)          10         0.29(e)

THE HARTFORD TARGET RETIREMENT 2030 FUND (G)
   For the Year Ended October 31, 2006
   Class Y                                                 8.75 (f)          31        37.25(e)
   From (commencement of operations)
      September 30, 2005, through October 31, 2005
   Class Y                                                (2.50)(f)          10         0.34(e)

                                                        ---- RATIOS AND SUPPLEMENTAL DATA ----
                                                       -----------------------------------------
                                                            RATIO OF
                                                            EXPENSES        RATIO OF
                                                           TO AVERAGE          NET
                                                           NET ASSETS      INVESTMENT
                                                             AFTER           INCOME    PORTFOLIO
                                                          WAIVERS AND      TO AVERAGE   TURNOVER
                                                       REIMBURSEMENTS (D)  NET ASSETS   RATE (C)
                                                       ------------------  ----------  ---------
   Class Y                                                   0.22(e)         3.65(e)       --%
   From (commencement of operations)
      September 30, 2005, through October 31, 2005
   Class Y                                                   0.28(e)         2.75(e)       83

THE HARTFORD TARGET RETIREMENT 2010 FUND (G)
   For the Year Ended October 31, 2006
   Class Y
   From (commencement of operations)
      September 30, 2005, through October 31, 2005
   Class Y                                                   0.21(e)         2.65(e)       12

THE HARTFORD TARGET RETIREMENT 2020 FUND (G)
   For the Year Ended October 31, 2006
   Class Y
   From (commencement of operations)
      September 30, 2005, through October 31, 2005
   Class Y                                                   0.20(e)         1.91(e)       28

THE HARTFORD TARGET RETIREMENT 2030 FUND (G)
   For the Year Ended October 31, 2006
   Class Y
   From (commencement of operations)
      September 30, 2005, through October 31, 2005
   Class Y                                                   0.19(e)         1.05(e)       14


(a) Information presented relates to a share of capital share outstanding throughout the indicated period.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)  Ratios do not include fees paid indirectly. Please see following table.

(e)  Annualized.

(f)  Not annualized.

(g)  Expense ratios do not include expenses of the underlying funds.

(h) Per share amounts have been calculated using average shares outstanding method.

                                                 SIX-MONTH
                                                PERIOD ENDED         YEAR ENDED         YEAR ENDED
FUND                                           APRIL 30, 2006     OCTOBER 31, 2005   OCTOBER 31, 2004
----                                           ------------------------------------------------------
ADVISERS FUND
Class Y Shares                                      0.64%              0.73%               0.74%
CAPITAL APPRECIATION FUND
Class Y Shares                                      0.73%              0.75%               0.76%
CAPITAL APPRECIATION II FUND
Class Y Shares                                      1.14%              1.15%**
DISCIPLINED EQUITY FUND
Class Y Shares                                      0.88%              0.89%               0.87%
DIVIDEND AND GROWTH FUND
Class Y Shares                                      0.69%              0.72%               0.74%
EQUITY INCOME FUND
Class Y Shares                                      0.59%              0.10%               0.10%
FLOATING RATE FUND
Class Y Shares                                      0.08%
GLOBAL HEALTH FUND
Class Y Shares                                      1.08%              1.06%               1.10%
GLOBAL LEADERS FUND
Class Y Shares                                      0.92%              0.85%               0.84%
GROWTH FUND
Class Y Shares                                      0.79%              0.83%               0.85%
GROWTH OPPORTUNITIES FUND
Class Y Shares                                      0.82%              0.82%               0.77%
HIGH YIELD FUND
Class Y Shares                                      0.72%              0.87%
INFLATION PLUS FUND
Class Y Shares                                      0.68%              0.68%
INTERNATIONAL CAPITAL APPRECIATION FUND
Class Y Shares                                      1.13%              1.13%               1.05%
INTERNATIONAL OPPORTUNITIES FUND
Class Y Shares                                      1.02%              1.01%               1.03%
MONEY MARKET FUND
Class Y Shares                                      0.55%              0.55%
SMALL COMPANY FUND
Class Y Shares                                      0.94%              0.92%               0.94%
SMALLCAP GROWTH FUND
Class Y Shares                                      0.90%              0.97%               1.02%
STOCK FUND
Class Y Shares                                      0.75%              0.82%               0.80%
TOTAL RETURN BOND FUND
Class Y Shares                                      0.70%              0.74%
VALUE FUND
Class Y Shares                                      0.91%              0.92%               0.90%
VALUE OPPORTUNITIES FUND
Class Y Shares                                      0.99%              1.06%               1.15%
EQUITY GROWTH ALLOCATION FUND
Class A Shares                                      0.71%              0.68%
BALANCED ALLOCATION FUND
Class A Shares                                      0.62%              0.60%
CONSERVATIVE ALLOCATION FUND
Class A Shares                                      0.62%              0.60%
GROWTH ALLOCATION FUND
Class A Shares                                      0.66%              0.64%
INCOME ALLOCATION FUND
Class A Shares                                      0.59%              0.56%
RETIREMENT INCOME FUND
Class Y Shares                                      0.22%
TARGET RETIREMENT 2010 FUND
Class Y Shares                                      0.21%
TARGET RETIREMENT 2020 FUND
Class Y Shares                                      0.21%
TARGET RETIREMENT 2030 FUND
Class Y Shares                                      0.19%


** From (commencement of operations) April 29, 2005, though October 31, 2005.

FUND CODE, CUSIP NUMBER AND SYMBOL

NAME                                        CLASS SHARES   FUND CODE   CUSIP NUMBER   SYMBOL
----                                        ------------   ---------   ------------   ------
The Hartford Advisers Fund                       R3           1324       416649630        --
The Hartford Advisers Fund                       R4           1325       416649333        --
The Hartford Advisers Fund                       R5           1326       41664L708        --
The Hartford Advisers Fund                        Y            213       416645786     IHAYX
The Hartford Capital Appreciation Fund           R3           1333       416649655        --
The Hartford Capital Appreciation Fund           R4           1334       416649358        --
The Hartford Capital Appreciation Fund           R5           1335       41664L500        --
The Hartford Capital Appreciation Fund            Y            216       416645604     HCAYX
The Hartford Capital Appreciation II Fund        R3           1336       416649473        --
The Hartford Capital Appreciation II Fund        R4           1337       416649176        --
The Hartford Capital Appreciation II Fund        R5           1338       41664L757        --
The Hartford Capital Appreciation II Fund         Y           1208       416648566     HCTYX
The Hartford Disciplined Equity Fund             R3           1342       416649564        --
The Hartford Disciplined Equity Fund             R4           1343       416649267        --
The Hartford Disciplined Equity Fund             R5           1344       41664L849        --


THE HARTFORD MUTUAL FUNDS                                                    196

FUND CODE, CUSIP NUMBER AND SYMBOL

NAME                                        CLASS SHARES   FUND CODE   CUSIP NUMBER   SYMBOL
----                                        ------------   ---------   ------------   ------
The Hartford Disciplined Equity Fund              Y            260       416645653     HGIYX
The Hartford Dividend and Growth Fund            R3           1345       416649580        --
The Hartford Dividend and Growth Fund            R4           1346       416649283        --
The Hartford Dividend and Growth Fund            R5           1347       41664L864        --
The Hartford Dividend and Growth Fund             Y            225       416645828     HDGYX
The Hartford Equity Income Fund                  R3           1348       416649663        --
The Hartford Equity Income Fund                  R4           1349       416649366        --
The Hartford Equity Income Fund                  R5           1350       41664L401        --
The Hartford Equity Income Fund                   Y           1661       416648855     HQIYX
The Hartford Floating Rate Fund                  R3           1351       416649531        --
The Hartford Floating Rate Fund                  R4           1352       416649234        --
The Hartford Floating Rate Fund                  R5           1353       41664L815        --
The Hartford Floating Rate Fund                   Y           1212       416648525     HFLYX
The Hartford Global Health Fund                  R3           1354       416649671        --
The Hartford Global Health Fund                  R4           1355       416649374        --
The Hartford Global Health Fund                  R5           1356       41664L302        --


THE HARTFORD MUTUAL FUNDS                                                    197

FUND CODE, CUSIP NUMBER AND SYMBOL

NAME                                        CLASS SHARES   FUND CODE   CUSIP NUMBER   SYMBOL
----                                        ------------   ---------   ------------   ------
The Hartford Global Health Fund                   Y           1613       416645364     HGHYX
The Hartford Global Leaders Fund                 R3           1357       416649614        --
The Hartford Global Leaders Fund                 R4           1358       416649317        --
The Hartford Global Leaders Fund                 R5           1359       41664L880        --
The Hartford Global Leaders Fund                  Y            315        41664597     HGLYX
The Hartford Growth Fund                         R3           1363       416641504        --
The Hartford Growth Fund                         R4           1364       416641884        --
The Hartford Growth Fund                         R5           1365       416641843        --
The Hartford Growth Fund                          Y           1231       416529626     HGWYX
The Hartford Growth Opportunities Fund           R3           1366       416641603        --
The Hartford Growth Opportunities Fund           R4           1367       416641876        --
The Hartford Growth Opportunities Fund           R5           1368       416641835        --


THE HARTFORD MUTUAL FUNDS                                                    198

FUND CODE, CUSIP NUMBER AND SYMBOL

NAME                                        CLASS SHARES   FUND CODE   CUSIP NUMBER   SYMBOL
----                                        ------------   ---------   ------------   ------
The Hartford Growth Opportunities Fund            Y           1621       416529816     HGOYX
The Hartford High Yield Fund                     R3           1369       416649648        --
The Hartford High Yield Fund                     R4           1370       416649341        --
The Hartford High Yield Fund                     R5           1371       41664L609        --
The Hartford High Yield Fund                      Y            204       416645455     HAHYX
The Hartford Inflation Plus Fund                 R3           1375       416649598        --
The Hartford Inflation Plus Fund                 R4           1376       416649291        --
The Hartford Inflation Plus Fund                 R5           1377       41664L872        --
The Hartford Inflation Plus Fund                  Y           1649       416648830     HIPYX
The Hartford International Capital
   Appreciation Fund                             R3           1378       416649689        --
The Hartford International Capital
   Appreciation Fund                             R4           1379       416649382        --
The Hartford International Capital
   Appreciation Fund                             R5           1380       41664L203        --
The Hartford International Capital
   Appreciation Fund                              Y           1276       416646800     HNCYX
The Hartford International Opportunities
   Fund                                          R3           1381       416649549        --
The Hartford International Opportunities
   Fund                                          R4           1382       416649242        --
The Hartford International Opportunities
   Fund                                          R5           1383       41664L823        --


THE HARTFORD MUTUAL FUNDS                                                    199

FUND CODE, CUSIP NUMBER AND SYMBOL

NAME                                        CLASS SHARES   FUND CODE   CUSIP NUMBER   SYMBOL
----                                        ------------   ---------   ------------   ------
The Hartford International Opportunities
   Fund                                           Y            209       416645885     HAOYX
The Hartford Money Market Fund                   R3           1384       416649622        --
The Hartford Money Market Fund                   R4           1385       416649325        --
The Hartford Money Market Fund                   R5           1386       41664L807        --
The Hartford Money Market Fund                    Y            201       416645729     HAYXX
The Hartford Small Company Fund                  R3           1387       416649697        --
The Hartford Small Company Fund                  R4           1388       416649390        --
The Hartford Small Company Fund                  R5           1389       41664L104        --
The Hartford Small Company Fund                   Y            979       416645307     HSCYX
The Hartford SmallCap Growth Fund                R3           1390       416641702        --
The Hartford SmallCap Growth Fund                R4           1391       416641868        --
The Hartford SmallCap Growth Fund                R5           1392       416641827        --
The Hartford SmallCap Growth Fund                 Y           1625       416529808     HSLYX
The Hartford Stock Fund                          R3           1393       416649713        --
The Hartford Stock Fund                          R4           1394       416649416        --
The Hartford Stock Fund                          R5           1395       416649119        --
The Hartford Stock Fund                           Y            222       416645851     HASYX


THE HARTFORD MUTUAL FUNDS                                                    200

FUND CODE, CUSIP NUMBER AND SYMBOL


NAME                                        CLASS SHARES   FUND CODE   CUSIP NUMBER   SYMBOL
----                                        ------------   ---------   ------------   ------
The Hartford Total Return Bond Fund              R3           1408       416649556        --
The Hartford Total Return Bond Fund              R4           1409       416649259        --
The Hartford Total Return Bond Fund              R5           1410       41664L831        --
The Hartford Total Return Bond Fund               Y            219       416645752     HABYX
The Hartford Value Fund                          R3           1411       416649572        --
The Hartford Value Fund                          R4           1412       416649275        --
The Hartford Value Fund                          R5           1413       41664L856        --
The Hartford Value Fund                           Y           1288       416646701     HVFYX
The Hartford Value Opportunities Fund            R3           1414       416641801        --
The Hartford Value Opportunities Fund            R4           1415       416641850        --
The Hartford Value Opportunities Fund            R5           1416       416641819        --
The Hartford Value Opportunities Fund             Y           1617       416529717     HVOYX
The Hartford Equity Growth Allocation
   Fund                                          R3           1327       416649762        --
The Hartford Equity Growth Allocation
   Fund                                          R4           1328       416649465        --
The Hartford Equity Growth Allocation
   Fund                                          R5           1329       416649168        --



THE HARTFORD MUTUAL FUNDS                                                    201

FUND CODE, CUSIP NUMBER AND SYMBOL

NAME                                        CLASS SHARES   FUND CODE   CUSIP NUMBER   SYMBOL
----                                        ------------   ---------   ------------   ------
The Hartford Growth Allocation Fund              R3           1360       416649754        --
The Hartford Growth Allocation Fund              R4           1361       416649457        --
The Hartford Growth Allocation Fund              R5           1362       416649150        --
The Hartford Balanced Allocation Fund            R3           1330       416649747        --
The Hartford Balanced Allocation Fund            R4           1331       416649440        --
The Hartford Balanced Allocation Fund            R5           1332       416649143        --
The Hartford Conservative Allocation Fund        R3           1339       416649739        --
The Hartford Conservative Allocation Fund        R4           1340       416649432        --
The Hartford Conservative Allocation Fund        R5           1341       416649135        --
The Hartford Income Allocation Fund              R3           1372       416649721        --
The Hartford Income Allocation Fund              R4           1373       416649424        --
The Hartford Income Allocation Fund              R5           1374       416649127        --


THE HARTFORD MUTUAL FUNDS                                                    202

FUND CODE, CUSIP NUMBER AND SYMBOL

NAME                                        CLASS SHARES   FUND CODE   CUSIP NUMBER   SYMBOL
----                                        ------------   ---------   ------------   ------
The Hartford Retirement Income Fund              R3           1405       416649523        --
The Hartford Retirement Income Fund              R4           1406       416649226        --
The Hartford Retirement Income Fund              R5           1407       41664L799        --
The Hartford Retirement Income Fund               Y           1235       416648418     HTRYX
The Hartford Target Retirement 2010 Fund         R3           1396       416649515        --
The Hartford Target Retirement 2010 Fund         R4           1397       416649218        --
The Hartford Target Retirement 2010 Fund         R5           1398       41664L781        --
The Hartford Target Retirement 2010 Fund          Y           1239       416648368     HTTYX
The Hartford Target Retirement 2020 Fund         R3           1399       416649499        --
The Hartford Target Retirement 2020 Fund         R4           1400       416649192        --
The Hartford Target Retirement 2020 Fund         R5           1401       41664L773        --
The Hartford Target Retirement 2020 Fund          Y           1243       416648327     HTWYX
The Hartford Target Retirement 2030 Fund         R3           1402       416649481        --
The Hartford Target Retirement 2030 Fund         R4           1403       416649184        --
The Hartford Target Retirement 2030 Fund         R5           1404       41664L765        --
The Hartford Target Retirement 2030 Fund          Y           1247       416648277     HTHYX


THE HARTFORD MUTUAL FUNDS                                                    203

FUND CODE, CUSIP NUMBER AND SYMBOL

NAME                                        CLASS SHARES   FUND CODE   CUSIP NUMBER   SYMBOL
----                                        ------------   ---------   ------------   ------



THE HARTFORD MUTUAL FUNDS                                                    204

FOR MORE INFORMATION

Two documents are available that offer further information on The Hartford Mutual Funds:

ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

BY MAIL:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

BY PHONE:

1-888-843-7824

ON THE INTERNET:

www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:

Internet: (on the EDGAR Database on the SEC's internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:

The Hartford Mutual Funds, Inc. 811-07589
The Hartford Mutual Funds II, Inc. 811-00558

                  COMBINED STATEMENT OF ADDITIONAL INFORMATION
                          FOR THE HARTFORD MUTUAL FUNDS


        CLASS A, CLASS B, CLASS C, CLASS I, CLASS R3, CLASS R4, CLASS R5
                               AND CLASS Y SHARES


                         THE HARTFORD MUTUAL FUNDS, INC.




                           THE HARTFORD ADVISERS FUND


                        THE HARTFORD BALANCED INCOME FUND



                     THE HARTFORD CAPITAL APPRECIATION FUND
                    THE HARTFORD CAPITAL APPRECIATION II FUND
                      THE HARTFORD DISCIPLINED EQUITY FUND
                      THE HARTFORD DIVIDEND AND GROWTH FUND
                         THE HARTFORD EQUITY INCOME FUND
                         THE HARTFORD FLOATING RATE FUND
                             THE HARTFORD FOCUS FUND
                     THE HARTFORD GLOBAL COMMUNICATIONS FUND
                   THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
                         THE HARTFORD GLOBAL HEALTH FUND
                        THE HARTFORD GLOBAL LEADERS FUND
                       THE HARTFORD GLOBAL TECHNOLOGY FUND
                          THE HARTFORD HIGH YIELD FUND
                            THE HARTFORD INCOME FUND
                        THE HARTFORD INFLATION PLUS FUND
              THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                  THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                  THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
                       THE HARTFORD LARGECAP GROWTH FUND
                            THE HARTFORD MIDCAP FUND



                         THE HARTFORD MIDCAP GROWTH FUND


                         THE HARTFORD MIDCAP VALUE FUND
                         THE HARTFORD MONEY MARKET FUND
                     THE HARTFORD SELECT MIDCAP GROWTH FUND
                      THE HARTFORD SELECT MIDCAP VALUE FUND
                   THE HARTFORD SELECT SMALLCAP GROWTH FUND


                     THE HARTFORD SELECT SMALLCAP VALUE FUND


                        THE HARTFORD SHORT DURATION FUND
                         THE HARTFORD SMALL COMPANY FUND
                             THE HARTFORD STOCK FUND
                      THE HARTFORD TAX-FREE CALIFORNIA FUND
                       THE HARTFORD TAX-FREE NEW YORK FUND
                       THE HARTFORD TOTAL RETURN BOND FUND
                             THE HARTFORD VALUE FUND
                      THE HARTFORD RETIREMENT INCOME FUND
                    THE HARTFORD TARGET RETIREMENT 2010 FUND
                    THE HARTFORD TARGET RETIREMENT 2020 FUND
                    THE HARTFORD TARGET RETIREMENT 2030 FUND





                   THE HARTFORD EQUITY GROWTH ALLOCATION FUND
                      THE HARTFORD GROWTH ALLOCATION FUND

                     THE HARTFORD BALANCED ALLOCATION FUND
                    THE HARTFORD CONSERVATIVE ALLOCATION FUND
                       THE HARTFORD INCOME ALLOCATION FUND


                  CLASS A, CLASS B, CLASS C, CLASS I, CLASS L,



                CLASS R3, CLASS R4, CLASS R5, AND CLASS Y SHARES


                       THE HARTFORD MUTUAL FUNDS II, INC.




                            THE HARTFORD GROWTH FUND
                     THE HARTFORD GROWTH OPPORTUNITIES FUND
                        THE HARTFORD SMALLCAP GROWTH FUND
                      THE HARTFORD TAX-FREE MINNESOTA FUND
                       THE HARTFORD TAX-FREE NATIONAL FUND
                  THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
                      THE HARTFORD VALUE OPPORTUNITIES FUND

                                 P.O. Box 64387
                             St. Paul, MN 55164-0387


This combined Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the corresponding prospectus for the relevant Fund and class thereof. The Funds' audited financial statements as of October 31, 2006 appearing in the Companies' (as hereinafter defined) Annual Reports to Shareholders are incorporated herein by reference. A free copy of each Annual/Semi-Annual Report and each prospectus is available on the Funds' website at www.hartfordinvestor.com., upon request by writing to: The Hartford Mutual Funds, P. O. Box 64387, St. Paul, MN 55164-0387 or by calling 1-888-843-7824.


Class Y shares for each of The Hartford Tax-Free California Fund and The Hartford Tax-Free New York Fund are not currently available.


Date of Prospectuses: [____________] (for Classes A, B, and C shares), [___________] (for Class I shares), [ ] for Class L Shares and [ ] (for Classes R3, R4, R5 and Y shares) Date of Statement of Additional Information:
[____________].

TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
GENERAL INFORMATION......................................................      1
INVESTMENT OBJECTIVES AND POLICIES.......................................      4
FUND MANAGEMENT..........................................................     55
INVESTMENT MANAGEMENT ARRANGEMENTS.......................................     68
PORTFOLIO MANAGERS.......................................................     85
PORTFOLIO TRANSACTIONS AND BROKERAGE.....................................    104
FUND EXPENSES............................................................    109
DISTRIBUTION ARRANGEMENTS................................................    109
PURCHASE AND REDEMPTION OF SHARES........................................    116
DETERMINATION OF NET ASSET VALUE.........................................    120
CAPITALIZATION AND VOTING RIGHTS.........................................    121
TAXES....................................................................    122
PRINCIPAL UNDERWRITER....................................................    129
CUSTODIAN................................................................    129
TRANSFER AGENT...........................................................    129
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM............................    129
OTHER INFORMATION........................................................    129
CODE OF ETHICS...........................................................    129
PROXY VOTING POLICIES AND PROCEDURES.....................................    129
FINANCIAL STATEMENTS.....................................................    131

APPENDIX A                                                                   A-1

                               GENERAL INFORMATION


     The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a "Company" and together, the "Companies") are open-end management investment companies consisting of forty-four and seven separate investment portfolios or mutual funds (each, a "Fund" and together, the "Funds"), respectively. This SAI relates to all of the Funds listed on the front cover page. The Hartford Mutual Funds, Inc. was organized as a Maryland corporation on March 21, 1996. The Hartford Mutual Funds II, Inc. was organized as a Maryland corporation on March 23, 2001 and acquired the assets of each of its series by virtue of a reorganization effected November 30, 2001. Prior to the reorganization, SmallCap Growth Fund (formerly Fortis Capital Appreciation Portfolio) was a series of Fortis Advantage Portfolios, Inc., a Minnesota corporation, Growth Opportunities Fund (formerly Fortis Growth Fund) was a series of Fortis Growth Fund, Inc., a Minnesota corporation, Value Opportunities Fund and Growth Fund (formerly Fortis Value Fund and Fortis Capital Fund, respectively) were each a series of Fortis Equity Portfolios, Inc., a Minnesota corporation, Tax-Free Minnesota Fund and Tax-Free National Fund (formerly Fortis Tax-Free Minnesota Portfolio and Fortis Tax-Free National Portfolio, respectively) were each a series of Fortis Tax-Free Portfolios, Inc., a Minnesota corporation, and U.S. Government Securities Fund (formerly Fortis U.S. Government Securities Fund) was a series of Fortis Income Portfolios, Inc., a Minnesota corporation.



     The Companies issue separate series of shares of stock for each Fund representing a fractional undivided interest in that Fund. With the exception of the Equity Growth Allocation Fund, Growth Allocation Fund, Balanced
Allocation Fund, Conservative Allocation Fund and Income Allocation Fund (together, the "Asset Allocation Funds"), each series of The Hartford Mutual Funds, Inc. (the "Hartford Funds") issues shares in four different classes:
Class A, Class B, Class C and Class Y. Class I shares are offered to advisory fee-based wrap programs for the Hartford Capital Appreciation Fund, Hartford Capital Appreciation II Fund, Hartford Dividend and Growth Fund, Hartford Equity Income Fund, Hartford Floating Rate Fund, Hartford Global Health Fund, Hartford Growth Fund, Hartford Growth Opportunities Fund, Hartford Inflation Plus Fund, Hartford International Capital Appreciation Fund, Hartford Small Company Fund, Hartford SmallCap Growth Fund, Hartford Total Return Bond Fund, Hartford Value Opportunities Fund and Asset Allocation Funds.



     Class R3, Class R4 and Class R5 shares (collectively, "Class R shares"), are only available to qualified 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans. Currently, the following Hartford Funds offer Class R shares: Hartford Advisers Fund, Hartford Capital Appreciation Fund, Hartford Capital Appreciation II Fund, Hartford Disciplined Equity Fund, Hartford Dividend & Growth Fund, Hartford Equity Income Fund, Hartford Floating Rate Fund, Hartford Global Health Fund, Hartford Global Leaders Fund, Hartford High Yield Fund, Hartford Inflation Plus Fund, Hartford International Capital Appreciation Fund, Hartford International Opportunities Fund, Hartford Money Market Fund, Hartford Small Company Fund, Hartford Stock Fund, Hartford Total Return Bond Fund, Hartford Value Fund, Hartford Retirement Income Fund, Hartford Target Retirement 2010 Fund, Hartford Target Retirement 2020 Fund, Hartford Target Retirement 2030 Fund and Asset Allocation Funds.



     The Asset Allocation Funds each issue shares in seven classes: Class A, Class B, Class C, Class I, Class R3, Class R4 and Class R5. The Asset Allocation Funds and the Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund (together, the "Target Retirement Funds") are referred to as "funds of funds." Each fund of funds is a diversified fund, and each diversifies its assets by investing, at present, in the Class Y shares of several other Hartford Mutual Funds (as identified below under sub-heading "D. Investment Objectives of the Funds of Funds," the "Underlying Funds"). Each series of The Hartford Mutual Funds II, Inc. (the "New Hartford Funds") issues shares in up to nine classes: Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class Y, and Class L.. Currently, the following New Hartford Funds offer Class R shares: Hartford Growth Fund, Hartford Growth Opportunities Fund, Hartford SmallCap Growth Fund and Hartford Value Opportunities Fund.



     Class L shares are offered through a separate prospectus describing those classes. Class A, Class B and C shares are offered through one prospectus describing those classes, Class I shares are offered through another prospectus describing that class, while Class R3, R4, R5 and Y shares are offered through another prospectus describing those classes. This SAI relates to Class A, B, C, I, L, R3, R4, R5 and Y shares.



     Class Y shares for each of Tax-Free California Fund and Tax-Free New York Fund are not currently available. As of August 16, 2004, MidCap Fund no longer offers Class A, B and C shares except as follows. MidCap Fund will continue to offer and sell shares to investors who participate in wrap-fee or similar programs in connection with certain investment platforms. Currently, the wrap-fee programs that qualify are those with Strategic Advisors, Inc. (that are cleared through National Financial Services), the Raymond James Freedom Wrap Account, and the A.G. Edwards Professional Fund Advisor (PFA) Wrap Account. MidCap Fund will continue to offer and sell shares:
(1) through ACH and other similar systematic, investment facilities to investors who established plans to invest through such facilities prior to August 16, 2004, (2) for reinvestment of capital gains distributions and income dividends, and (3) to certain qualified retirement plans that included MidCap Fund as an investment option prior to August 16, 2004. As of August 16, 2004, MidCap Value Fund no longer offers Class A, B and C shares except as follows. MidCap Value Fund will continue to offer and sell shares: (1) through ACH and other similar systematic investment facilities to investors who established plans to invest through such facilities prior to August 16, 2004 and (2) for reinvestment of capital gains distributions and income dividends.


     Each Fund, except the Floating Rate Fund, Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund, is a diversified fund. The Floating Rate Fund, Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund are non-diversified funds.

     Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager and principal underwriter to each Fund. HIFSCO is an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over ___ billion in assets as of December 31, 2006. In addition, Wellington Management Company LLP ("Wellington Management"), Hartford Investment Management Company ("Hartford Investment Management"), Jennison Associates LLC ("Jennison") and Oberweis Asset Management, Inc. ("Oberweis"), Kayne Anderson Rudnick Investment Management, LLC ("KAR"), Metropolitan West Capital Management, LLC ("MetWest Capital") and SSgA Funds Management, Inc. ("SSgA") are sub-advisers to certain Funds and provide the day-to-day investment management of such Funds (each a "sub-adviser" and collectively, the "sub-advisers"). Hartford Investment Management is a wholly-owned subsidiary of The Hartford.


     The commencement of operations date for each Fund is indicated below:


Advisers Fund                             July 22, 1996
Balanced Income Fund
Capital Appreciation Fund                 July 31, 1996
Capital Appreciation II Fund              April 29, 2005
Disciplined Equity Fund                   April 30, 1998
Dividend and Growth Fund                  July 22, 1996
Equity Income Fund                        August 28, 2003
Floating Rate Fund                        April 29, 2005
Focus Fund                                May 24, 2001
Global Communications Fund                October 31, 2000
Global Financial Services Fund            October 31, 2000
Global Health Fund                        May 1, 2000
Global Leaders Fund                       September 30, 1998
Global Technology Fund                    May 1, 2000
Growth Fund*                              June 8, 1949
Growth Opportunities Fund*                March 31, 1963
High Yield Fund                           September 30, 1998
Income Fund                               October 31, 2002
Inflation Plus Fund                       October 31, 2002
International Capital Appreciation Fund   April 30, 2001
International Opportunities Fund          July 22, 1996
International Small Company Fund          April 30, 2001
LargeCap Growth Fund                      November 30, 2006
MidCap Fund                               December 31, 1997
MidCap Gowth Fund                         July 31, 2006
MidCap Value Fund                         April 30, 2001
Money Market Fund                         July 22, 1996
Select MidCap Growth Fund                 January 1, 2005
Select MidCap Value Fund                  April 29, 2005
Select SmallCap Growth Fund               September 30, 2005
Select SmallCap Value Fund                July 31, 2006
Short Duration Fund                       October 31, 2002
Small Company Fund                        July 22, 1996
SmallCap Growth Fund*                     January 4, 1988
Stock Fund                                July 22, 1996
Tax-Free California Fund                  October 31, 2002
Tax-Free Minnesota Fund*                  March 17, 1986
Tax-Free National Fund*                   March 17, 1986
Tax-Free New York Fund                    October 31, 2002
Total Return Bond Fund                    July 22, 1996
U.S. Government Securities Fund*          February 28, 1973
Value Fund                                April 30, 2001
Value Opportunities Fund*                 January 2, 1996

Equity Growth Allocation Fund             May 28, 2004
Growth Allocation Fund                    May 28, 2004
Balanced Allocation Fund                  May 28, 2004
Conservative Allocation Fund              May 28, 2004
Income Allocation Fund                    May 28, 2004
Retirement Income Fund                    September 30, 2005
Target Retirement 2010 Fund               September 30, 2005
Target Retirement 2020 Fund               September 30, 2005
Target Retirement 2030 Fund               September 30, 2005


* Prior to their reorganization as a series of a Maryland corporation on November 30, 2001, these Funds were organized as either a Minnesota corporation or a portfolio of a Minnesota corporation, as stated above.

     The Hartford also sponsors a family of mutual funds that are primarily used as investment options for variable annuity contracts and variable life insurance contracts issued by Hartford Life Insurance Company ("Hartford Life") and its affiliates, for other insurance companies, and for certain retirement plans. HL Investment Advisors, LLC ("HL Advisors"), an affiliate of The Hartford, is the investment adviser to that family of funds.

                       INVESTMENT OBJECTIVES AND POLICIES

          With respect to percentage restrictions on investments described in this SAI or in any prospectus, except with respect to the limitations on borrowing from banks set forth below under "Fundamental Restrictions of the Funds," if such percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or loans or amount of net assets is not a violation of any of such restrictions.

A.   FUNDAMENTAL RESTRICTIONS OF THE FUNDS

          Each Fund has adopted the following fundamental investment restrictions which may not be changed without approval of a majority of the applicable Fund's outstanding voting securities. Under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in the prospectuses and this SAI, a "majority of the outstanding voting securities" means the approval of the lesser of (1) the holders of 67% or more of the outstanding shares of a Fund (or a class of the outstanding shares of a Fund) represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund (or class) are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares of the Fund (or of the class).

          Each Fund, except the Floating Rate Fund, Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund, has elected to be classified as a diversified series of an open-end management investment company. The Floating Rate Fund, Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund each has elected to be classified as a non-diversified series of an open-end management investment company.

          A non-diversified fund, such as the Floating Rate Fund, Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund, is not required to comply with the diversification rules of the 1940 Act. Because a non-diversified fund may invest in securities or loans of relatively few issuers or borrowers, it involves more risk than a diversified fund, since any factors affecting a given company could affect performance of the fund to a greater degree.

          The investment objective and principal investment strategies of each Fund are set forth in their respective prospectuses. Set forth below are the fundamental investment restrictions and policies applicable to each Fund followed by the principal non-fundamental restrictions and policies applicable to each Fund.

          Each Fund:

          1. will not borrow money or issue any class of senior securities, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;



          2. (except for Equity Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Growth Allocation Fund, Income Allocation Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund) will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry; except a fund of Fund may invest more than 25% of its assets in any one Underlying Fund. Each of Equity Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund, Income Allocation Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry; except that the Fund may invest more than 25% of its assets in any one Underlying Fund. Global Communications Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: telecommunication services and media. Global Financial Services Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: banks, diversified financials, and insurance. Global Health Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals and biotechnology, medical products, and health services. Global Technology Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: technology hardware and equipment, software and computer services, electronics, communication equipment and technology-related commercial services and supplies. With respect to Tax-Free California Fund, Tax-Free National Fund, Tax-Free New York Fund and Tax-Free Minnesota Fund, tax exempt securities are not subject to this limitation unless they are backed by the assets and revenues of non-governmental issuers; this limitation will not apply to tax exempt securities that have been refunded with U.S. government securities;



          3. will not make loans, except to the extent consistent with the 1940 Act, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;


          4. will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws;

          5. will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein; and

          6. will not purchase or sell commodities or commodities contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind.

          In addition, under normal circumstances, the Tax-Free California Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax and California individual income tax.

          In addition, under normal circumstances, the Tax-Free Minnesota Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax and Minnesota individual income tax.

          In addition, under normal circumstances, the Tax-Free National Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax.

          In addition, under normal circumstances, the Tax-Free New York Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax and New York State and New York City individual income tax.

          With respect to investment restriction number 2, in accordance with each fund of funds' investment program as set forth in the prospectus, a fund of funds may invest more than 25% of its assets in any one Underlying Fund. Each fund of funds treats the assets of the Underlying Funds in which it invests as its own for purposes of this restriction. Each of the Underlying Funds will not concentrate more than 25% of its total assets in any one industry.

          Notwithstanding the foregoing investment restrictions, the Underlying Funds in which the funds of funds may invest have adopted certain investment restrictions that may be more or less restrictive than those listed above, thereby permitting a fund of funds to engage indirectly in investment strategies that may be prohibited under the investment restrictions listed above. The investment restrictions of each Underlying Fund are set forth in this SAI.

          For each Fund, and except for the limitations on borrowing from banks, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets is not a violation of any of the foregoing restrictions.

B.   NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

     The following restrictions are designated as non-fundamental and may be changed by the board of directors without the approval of shareholders.

     Each Fund may not:

     1. Pledge, mortgage or hypothecate its assets, except to the extent required to secure permitted borrowings. This investment restriction shall not apply to any required segregated account, securities lending arrangements, reverse repurchase agreements or other assets in escrow and collateral arrangements with respect to margin for futures contracts and related options.

     2. Purchase any securities on margin (except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities). The deposit or payment by a Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

     3. With the exception of the Floating Rate Fund, purchase securities while outstanding borrowings exceed 5% of a Fund's total assets, except for temporary or emergency purposes. Reverse repurchase agreements, dollar rolls, securities lending, or other investments or transactions described in the Fund's registration statement are not deemed to be borrowings for purposes of this restriction.


     4. Sell securities short except for short sales against the box.



     5. Invest more than 20% of the value of its total assets (25% in the case of Floating Rate Fund and Short Duration Fund, 30% in the case of High Yield Fund, Income Fund and Total Return Bond Fund, 35% in the case of Capital Appreciation Fund and Capital Appreciation II Fund, and 35% of the value of its net assets in the case of Inflation Plus Fund) in the securities and loans of foreign issuers or borrowers and non-dollar securities and loans; provided that with respect to the percentages listed above for Floating Rate Fund, High Yield Fund and Total Return Bond Fund, each fund may not invest more than 10% of its total assets in non-dollar securities and loans. This policy does not apply to the funds of funds, Money Market Fund or to Funds with the words Global or International in their name.


     6. Except for the Inflation Plus Fund and Money Market Fund, invest more than 15% of the Fund's net assets in illiquid securities (10% for the Inflation Plus Fund and Money Market Fund).

     7. Enter into a stock index futures contract (by exercise of any option or otherwise) or acquire any options thereon, if immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on stock index futures contracts would exceed 5% of the value of the Fund's total assets.

     For each Fund, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or loans or amount of net assets is not a violation of any of the foregoing restrictions.

C.   NON-FUNDAMENTAL TAX RESTRICTIONS OF THE FUNDS

     Each Fund must:


     1. Maintain its assets so that, at the close of each quarter of its taxable year,


          (a) at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities (including bank loans) limited in respect of any one issuer to no more than 5 percent of the fair market value of the Fund's total assets and 10 percent of the outstanding voting securities of such issuer,

          (b) no more than 25 percent of the fair market value of its total assets is invested in the securities (including bank loans) of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses, or of one or more qualified publicly traded partnerships.

     These tax-related limitations are subject to cure provisions under applicable tax laws and may be changed by the board of directors to the extent appropriate in light of changes to applicable tax law requirements.

D.   INVESTMENT OBJECTIVES OF THE FUNDS OF FUNDS

     The funds of funds are professionally managed funds which allocate their assets in a combination of other Hartford Mutual Funds: domestic and international funds and fixed income funds (Underlying Funds). The funds of funds differ primarily due to their asset allocation among these fund types.

     The investment objectives of the funds of funds are as follows:


     EQUITY GROWTH ALLOCATION FUND: the Fund seeks long-term capital appreciation. The Fund seeks its goal through investment in a combination of domestic and international equity funds.


     GROWTH ALLOCATION FUND: the Fund seeks long-term capital appreciation. The Fund seeks its goal through investment in a combination of domestic and international equity funds, and generally with a small portion of assets in fixed income funds.

     BALANCED ALLOCATION FUND: the Fund seeks long-term capital appreciation and income. The Fund seeks its goal through investment in a combination of domestic and international equity funds and fixed income funds.

     CONSERVATIVE ALLOCATION FUND: the Fund seeks current income and long-term capital appreciation. The Fund seeks its goal through investment in a combination of funds, primarily made up of fixed income funds, and generally with a smaller allocation to equity funds.

     INCOME ALLOCATION FUND: the Fund seeks current income and, as a secondary objective, capital preservation. The Fund seeks its goals through investment in a combination of fixed income funds.

     RETIREMENT INCOME FUND: the Fund seeks current income and secondarily capital preservation.

     TARGET RETIREMENT 2010 FUND: the Fund seeks to maximize total return and secondarily to seek capital preservation.

     TARGET RETIREMENT 2020 FUND: the Fund seeks to maximize total return and secondarily to seek capital preservation.

     TARGET RETIREMENT 2030 FUND: the Fund seeks to maximize total return and secondarily to seek capital preservation.

     Each fund of funds' investment performance and its ability to achieve its investment objective are directly related to the performance of the Underlying Funds in which it invests. Because each fund of funds invests in the Underlying Funds, investors in each will be affected by the Underlying Funds' investment strategies in direct proportion to the amount of assets the fund of funds allocates to the Underlying Fund pursuing such strategies. The investment objectives and principal investment strategies of the Underlying Funds are described in the Funds' prospectuses. To request a copy of a prospectus, contact The Hartford Mutual Funds at 1-888-843-7824.


     HIFSCO allocates the assets of each of the Asset Allocation Fund among the Underlying Funds based upon a number of factors, including HIFSCO's asset allocation strategies and the investment performance of each Underlying Fund. In making investment decisions for the Asset Allocation Funds, HIFSCO will consider, among other factors, internally generated research. Because certain Underlying Funds are more profitable to HIFSCO than others, HIFSCO may have an incentive to allocate more of any such fund of funds' assets to more profitable Underlying Funds, and fewer assets to less profitable Underlying Funds. HIFSCO does not, however, consider the profitability of the Underlying Funds in making investment decisions for the Asset Allocation Funds.


     The following is a list of the Underlying Funds in which the Asset Allocation Funds may invest. HIFSCO may modify the asset allocation strategy for the Asset Allocation Funds and modify the selection of Underlying Funds for the Asset Allocation Funds or may invest in other Hartford Mutual Funds from time to time without shareholder approval if it believes that doing so would better enable the Asset Allocation Funds to pursue their investment goals.

           EQUITY GROWTH                         GROWTH                           BALANCED
          ALLOCATION FUND                    ALLOCATION FUND                   ALLOCATION FUND
         -----------------                   ---------------                   ---------------
Hartford Advisers Fund               Hartford Advisers Fund            Hartford Advisers Fund
Hartford Balanced Income Fund        Hartford Balanced Income Fund     Hartford Balanced Income Fund
Hartford Capital Appreciation        Hartford Capital Appreciation     Hartford Capital Appreciation
Fund                                 Fund                              Fund
Hartford Capital Appreciation        Hartford Capital Appreciation     Hartford Capital Appreciation
II Fund                              II Fund                           II Fund
Hartford Disciplined Equity          Hartford Disciplined Equity       Hartford Disciplined Equity
Fund                                 Fund                              Fund
Hartford Dividend and Growth         Hartford Dividend and Growth      Hartford Dividend and Growth
Fund                                 Fund                              Fund
Hartford Equity Income Fund          Hartford Equity Income Fund       Hartford Equity Income Fund
Hartford Floating Rate Fund          Hartford Floating Rate Fund       Hartford Floating Rate Fund
Hartford Focus Fund                  Hartford Focus Fund               Hartford Focus Fund
Hartford Global Communications       Hartford Global Communications    Hartford Global Communications
Fund                                 Fund                              Fund
Hartford Global Financial Services   Hartford Global Financial         Hartford Global Financial
Fund                                 Services Fund                     Services Fund
Hartford Global Health Fund          Hartford Global Health Fund       Hartford Global Health Fund
Hartford Global Leaders Fund         Hartford Global Leaders Fund      Hartford Global Leaders Fund
Hartford Global Technology Fund      Hartford Global Technology Fund   Hartford Global Technology Fund
Hartford Growth Fund                 Hartford Growth Fund              Hartford Growth Fund
Hartford Growth Opportunities Fund   Hartford Growth Opportunities     Hartford Growth Opportunities
Hartford International Capital       Fund                              Fund
Appreciation Fund                    Hartford High Yield Fund          Hartford High Yield Fund
Hartford International               Hartford Income Fund              Hartford Income Fund
Opportunities Fund                   Hartford Inflation Plus Fund      Hartford Inflation Plus Fund
Hartford International Small         Hartford International Capital    Hartford International Capital
Company Fund                         Appreciation Fund                 Appreciation Fund
Hartford LargeCap Fund               Hartford International            Hartford International
Hartford MidCap Fund                 Opportunities Fund                Opportunities Fund
Hartford MidCap Growth Fund          Hartford International Small      Hartford International Small
Hartford MidCap Value Fund           Company Fund                      Company Fund
Hartford Select MidCap Growth        Hartford LargeCap Fund            Hartford LargeCap Fund
Fund                                 Hartford MidCap Fund              Hartford MidCap Fund
Hartford Select MidCap Value         Hartford MidCap Growth Fund       Hartford MidCap Growth Fund
Fund                                 Hartford MidCap Value Fund        Hartford MidCap Value Fund
Hartford Select SmallCap Growth      Hartford Money Market Fund        Hartford Money Market Fund
Fund                                 Hartford Select MidCap Growth     Hartford Select MidCap Growth
Hartford Select SmallCap Value       Fund                              Fund
Fund                                 Hartford Select MidCap Value      Hartford Select MidCap Value
Hartford Small Company Fund          Fund                              Fund
Hartford SmallCap Growth Fund        Hartford Select SmallCap          Hartford Select SmallCap Growth
Hartford Stock Fund                  Growth Fund                       Fund
Hartford Value Fund                  Hartford Select SmallCap Value    Hartford Select SmallCap Value
Hartford Value Opportunities         Fund                              Fund
Fund                                 Hartford Short Duration Fund      Hartford Short Duration Fund
                                     Hartford Small Company Fund       Hartford Small Company Fund
                                     Hartford SmallCap Growth Fund     Hartford SmallCap Growth Fund
                                     Hartford Stock Fund               Hartford Stock Fund
                                     Hartford Total Return Bond Fund   Hartford Total Return Bond Fund
                                     Hartford U.S. Government          Hartford U.S. Government
                                     Securities Fund                   Securities Fund
                                     Hartford Value Fund               Hartford Value Fund
                                     Hartford Value Opportunities      Hartford Value Opportunities
                                     Fund                              Fund

             CONSERVATIVE                                INCOME
           ALLOCATION FUND                           ALLOCATION FUND
           ---------------                           ---------------
Hartford Advisers Fund                  Hartford Floating Rate Fund
Hartford Balanced Income Fund           Hartford High Yield Fund
Hartford Capital Appreciation Fund      Hartford Income Fund
Hartford Capital Appreciation II Fund   Hartford Inflation Plus Fund
Hartford Disciplined Equity Fund        Hartford Money Market Fund
Hartford Dividend and Growth Fund       Hartford Short Duration Fund
Hartford Equity Income Fund             Hartford Total Return Bond Fund
Hartford Floating Rate Fund             Hartford U.S. Government Securities Fund
Hartford Focus Fund
Hartford Global Communications Fund
Hartford Global Financial Services
Fund
Hartford Global Health Fund
Hartford Global Leaders Fund
Hartford Global Technology Fund
Hartford Growth Fund
Hartford Growth Opportunities Fund
Hartford High Yield Fund
Hartford Income Fund
Hartford Inflation Plus Fund
Hartford International Capital
Appreciation Fund
Hartford International Opportunities
Fund
Hartford International Small Company
Fund
Hartford LargeCap Fund
Hartford MidCap Fund
Hartford MidCap Growth Fund
Hartford MidCap Value Fund
Hartford Money Market Fund
Hartford Select MidCap Growth Fund
Hartford Select MidCap Value Fund
Hartford Select SmallCap Growth Fund
Hartford Short Duration Fund
Hartford Small Company Fund
Hartford SmallCap Growth Fund
Hartford Select SmallCap Value Fund
Hartford Stock Fund
Hartford Total Return Bond Fund
Hartford U.S. Government Securities
Fund
Hartford Value Fund
Hartford Value Opportunities Fund






     The following is a list of the Underlying Funds in which the Asset Allocation Funds invested in as of December 31, 2006. HIFSCO may modify the asset allocation strategy for the Asset Allocation Funds and modify the selection of Underlying Funds for the Asset Allocation Funds or may invest in other Hartford Mutual Funds from time to time without shareholder approval if it believes that doing so would better enable the Asset Allocation Funds to pursue their investment goals.



            EQUITY GROWTH                             GROWTH                                BALANCED
           ALLOCATION FUND                        ALLOCATION FUND                        ALLOCATION FUND
          -----------------                       ---------------                        ---------------
Hartford Capital Appreciation Fund     Hartford Capital Appreciation Fund     Hartford Capital Appreciation Fund
Hartford Disciplined Equity Fund       Hartford Disciplined Equity Fund       Hartford Disciplined Equity Fund
Hartford Dividend and Growth Fund      Hartford Dividend and Growth Fund      Hartford Dividend and Growth Fund
Hartford Global Leaders Fund           Hartford Global Leaders Fund           Hartford Floating Rate Fund

Hartford Growth Fund                   Hartford Growth Fund                   Hartford Global Leaders Fund
Hartford Growth Opportunities Fund     Hartford Inflation Plus Fund           Hartford Growth Fund
Hartford International Capital         Hartford International Capital         Hartford Growth Opportunities Fund
Appreciation Fund                      Appreciation Fund                      Hartford High Yield Fund
Hartford International Opportunities   Hartford International Opportunities   Hartford Income Fund
Fund                                   Fund                                   Hartford Inflation Plus Fund
Hartford International Small           Hartford International Small           Hartford International Capital
Company Fund                           Company Fund                           Appreciation Fund
Hartford MidCap Value Fund             Hartford MidCap Value Fund             Hartford International Opportunities
Hartford Select MidCap Growth          Hartford Short Duration Fund           Fund
Fund                                   Hartford Small Company Fund            Hartford MidCap Value Fund
Hartford Small Company Fund            Hartford SmallCap Growth Fund          Hartford Money Market Fund
Hartford SmallCap Growth Fund          Hartford Total Return Bond Fund        Hartford Select MidCap Growth
Hartford Value Fund                    Hartford U.S. Government Securities    Fund
Hartford Value Opportunities Fund      Fund                                   Hartford Short Duration Fund
                                       Hartford Value Fund                    Hartford Small Company Fund
                                       Hartford Value Opportunities Fund      Hartford SmallCap Growth Fund
                                                                              Hartford Stock Fund
                                                                              Hartford Total Return Bond Fund
                                                                              Hartford Value Fund
                                                                              Hartford Value Opportunities Fund



            CONSERVATIVE                            INCOME
           ALLOCATION FUND                      ALLOCATION FUND
           ---------------                      ---------------
Hartford Capital Appreciation Fund     Hartford Floating Rate Fund
Hartford Disciplined Equity Fund       Hartford High Yield Fund
Hartford Floating Rate Fund            Hartford Income Fund
Hartford Global Leaders Fund           Hartford Inflation Plus Fund
Hartford High Yield Fund               Hartford Money Market Fund
Hartford Income Fund                   Hartford Short Duration Fund
Hartford Inflation Plus Fund           Hartford Total Return Bond Fund
Hartford International Capital
Appreciation Fund
Hartford International Opportunities
Fund
Hartford MidCap Value Fund
Hartford Select MidCap Growth
Fund
Hartford Short Duration Fund
Hartford SmallCap Growth Fund
Hartford Stock Fund
Hartford Total Return Bond Fund
Hartford Value Opportunities Fund



     Hartford Investment Management allocates the assets of each of the Target Retirement Funds among the Underlying Funds based upon a number of factors, including Hartford Investment Management's asset allocation strategies and the investment performance of each Underlying Fund. In making investment decisions for the Target Retirement Funds, Hartford Investment Management will consider, among other factors, internally generated research. Because certain Underlying Funds are more profitable to HIFSCO, an affiliate of Hartford Investment Management, than others, Hartford Investment Management may have an incentive to allocate more of the Target Retirement Funds' assets to more profitable Underlying Funds, and fewer assets to less profitable

Underlying Funds. Hartford Investment Management does not, however, consider the profitability of the Underlying Funds in making investment decisions for the Target Retirement Funds.

     The following is a list of the Underlying Funds in which the Target Retirement Funds may invest. Hartford Investment Management may modify the asset allocation strategy for the Target Retirement Funds and modify the selection of Underlying Funds for the Target Retirement Funds or may invest in other Hartford Mutual Funds from time to time without shareholder approval if it believes that doing so would better enable the Target Retirement Funds to pursue their investment goals.


       RETIREMENT INCOME FUND             TARGET RETIREMENT 2010 FUND           TARGET RETIREMENT 2020 FUND
       ----------------------             ---------------------------           ---------------------------
Hartford Advisers Fund                Hartford Advisers Fund                Hartford Advisers Fund
Hartford Balanced Income Fund         Hartford Balanced Income Fund         Hartford Balanced Income Fund
Hartford Capital Appreciation Fund    Hartford Capital Appreciation Fund    Hartford Capital Appreciation Fund
Hartford Capital Appreciation II      Hartford Capital Appreciation         Hartford Capital Appreciation II
Fund                                  II Fund                               Fund
Hartford Disciplined Equity Fund      Hartford Disciplined Equity Fund      Hartford Disciplined Equity Fund
Hartford Dividend and Growth Fund     Hartford Dividend and Growth Fund     Hartford Dividend and Growth Fund
Hartford Equity Income Fund           Hartford Equity Income Fund           Hartford Equity Income Fund
Hartford Focus Fund                   Hartford Focus Fund                   Hartford Focus Fund
Hartford Floating Rate Fund           Hartford Floating Rate Fund           Hartford Floating Rate Fund
Hartford Global Communications Fund   Hartford Global Communications        Hartford Global Communications Fund
Hartford Global Financial Services    Fund                                  Hartford Global Financial Services
Fund                                  Hartford Global Financial Services    Fund
Hartford Global Health Fund           Fund                                  Hartford Global Health Fund
Hartford Global Leaders Fund          Hartford Global Health Fund           Hartford Global Leaders Fund
Hartford Global Technology Fund       Hartford Global Leaders Fund          Hartford Global Technology Fund
Hartford Growth Fund                  Hartford Global Technology Fund       Hartford Growth Fund
Hartford Growth Opportunities         Hartford Growth Fund                  Hartford Growth Opportunities Fund
Hartford High Yield Fund              Hartford Growth Opportunities Fund    Hartford High Yield Fund
Hartford Income Fund                  Hartford High Yield Fund              Hartford Income Fund
Hartford Inflation Plus Fund          Hartford Income Fund                  Hartford Inflation Plus Fund
Hartford International Capital        Hartford Inflation Plus Fund          Hartford International Capital
Appreciation Fund                     Hartford International Capital        Appreciation Fund
Hartford International                Appreciation Fund                     Hartford International
Opportunities Fund                    Hartford International                Opportunities Fund
Hartford International Small          Opportunities Fund                    Hartford International Small
Company Fund                          Hartford International Small          Company Fund
Hartford LargeCap Fund                Hartford LargeCap Fund                Hartford LargeCap Fund
Hartford MidCap Fund                  Company Fund                          Hartford MidCap Fund
Hartford MidCap Growth Fund           Hartford MidCap Growth Fund           Hartford MidCap Growth Fund
Hartford MidCap Value Fund            Hartford MidCap Fund                  Hartford MidCap Value Fund
Hartford Money Market Fund            Hartford MidCap Value Fund            Hartford Money Market Fund
Hartford Select MidCap Growth Fund    Hartford Money Market Fund            Hartford Select MidCap Growth Fund
Hartford Select MidCap Value Fund     Hartford Select MidCap Growth Fund    Hartford Select MidCap Value Fund
Hartford Select SmallCap Growth       Hartford Select MidCap Value Fund     Hartford Select SmallCap Growth
Fund                                  Hartford Select SmallCap Growth       Fund
Hartford Select SmallCap Value        Fund                                  Hartford Select SmallCap Value
Fund                                  Hartford Select SmallCap Value        Fund
Hartford Short Duration Fund          Fund                                  Hartford Short Duration Fund
Hartford Small Company Fund           Hartford Short Duration Fund          Hartford Small Company Fund
Hartford SmallCap Growth Fund         Hartford Small Company Fund           Hartford SmallCap Growth Fund
Hartford Stock Fund                   Hartford SmallCap Growth Fund         Hartford Stock Fund
Hartford Total Return Bond Fund       Hartford Stock Fund                   Hartford Total Return Bond Fund
Hartford U.S. Government              Hartford Total Return Bond Fund       Hartford U.S. Government Securities
Securities Fund                       Hartford U.S. Government Securities   Fund
Hartford Value Fund                   Fund                                  Hartford Value Fund
Hartford Value Opportunities          Hartford Value Fund                   Hartford Value Opportunities Fund
Fund                                  Hartford Value Opportunities Fund



      TARGET RETIREMENT 2030 FUND
      ---------------------------
Hartford Advisers Fund
Hartford Balanced Income Fund
Hartford Capital Appreciation Fund
Hartford Capital Appreciation II Fund
Hartford Disciplined Equity Fund
Hartford Dividend and Growth Fund
Hartford Equity Income Fund
Hartford Focus Fund
Hartford Floating Rate Fund
Hartford Global Communications Fund

Hartford Global Financial Services Fund
Hartford Global Health Fund
Hartford Global Leaders Fund
Hartford Global Technology Fund
Hartford Growth Fund
Hartford Growth Opportunities
Hartford High Yield Fund
Hartford Income Fund
Hartford Inflation Plus Fund
Hartford International Capital Appreciation Fund
Hartford International Opportunities Fund
Hartford International Small Company Fund
Hartford LargeCap Fund
Hartford MidCap Fund
Hartford MidCap Growth Fund
Hartford MidCap Value Fund
Hartford Money Market Fund
Hartford Select MidCap Growth Fund
Hartford Select MidCap Value Fund
Hartford Select SmallCap Growth Fund
Hartford Select SmallCap Value Fund
Hartford Short Duration Fund
Hartford Small Company Fund
Hartford SmallCap Growth Fund
Hartford Stock Fund
Hartford Total Return Bond Fund
Hartford U.S. Government Securities Fund
Hartford Value Fund
Hartford Value Opportunities Fund






     The following is a list of the Underlying Funds in which the Target Retirement Funds invested in as of December 31, 2006. Hartford Investment Management may modify the asset allocation strategy for the Target Retirement Funds and modify the selection of Underlying Funds for the Target Retirement Funds or may invest in other Hartford Mutual Funds from time to time without shareholder approval if it believes that doing so would better enable the Target Retirement Funds to pursue their investment goals.



          RETIREMENT INCOME FUND                   TARGET RETIREMENT 2010 FUND                 TARGET RETIREMENT 2020 FUND
          ----------------------                   ---------------------------                 ---------------------------
DOMESTIC EQUITY FUNDS                       DOMESTIC EQUITY FUNDS                       DOMESTIC EQUITY FUNDS
Hartford Capital Appreciation Fund          Hartford Capital Appreciation Fund          Hartford Capital Appreciation Fund
Hartford Disciplined Equity Fund            Hartford Disciplined Equity Fund            Hartford Disciplined Equity Fund
Hartford Growth Fund                        Hartford Growth Fund                        Hartford Growth Fund
Hartford MidCap Value Fund                  Hartford Growth Opportunities Fund          Hartford Growth Opportunities Fund
Hartford Select MidCap Growth Fund          Hartford MidCap Value Fund                  Hartford MidCap Value Fund
Hartford Value Fund                         Hartford Select MidCap Growth Fund          Hartford Select MidCap Growth Fund
Hartford Value Opportunities Fund           Hartford Small Company Fund                 Hartford Small Company Fund
                                            Hartford SmallCap Growth Fund               Hartford SmallCap Growth Fund
                                            Hartford Value Fund                         Hartford Value Fund
                                            Hartford Value Opportunities Fund           Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS       GLOBAL AND INTERNATIONAL EQUITY FUNDS       GLOBAL AND INTERNATIONAL EQUITY FUNDS
Hartford International Capital              Hartford Global Leaders Fund                Hartford Global Leaders Fund
Appreciation Fund                           Hartford International Capital              Hartford International Capital
Hartford International Opportunities Fund   Appreciation Fund                           Appreciation Fund

                                            Hartford International Opportunities Fund   Hartford International Opportunities Fund
                                            Hartford International Small Company        Hartford International Small Company
                                            Fund                                        Fund

FIXED INCOME AND MONEY MARKET FUNDS         FIXED INCOME AND MONEY MARKET FUNDS         FIXED INCOME AND MONEY MARKET FUNDS
Hartford Floating Rate Fund                 Hartford Floating Rate Fund                 Hartford Floating Rate Fund
Hartford High Yield Fund                    Hartford High Yield Fund                    Hartford High Yield Fund
Hartford Inflation Plus Fund                Hartford Inflation Plus Fund                Hartford Inflation Plus Fund
Hartford Money Market Fund                  Hartford Short Duration Fund                Hartford Short Duration Fund
Hartford Short Duration Fund                Hartford Total Return Bond Fund             Hartford Total Return Bond Fund
Hartford Total Return Bond Fund



           TARGET RETIREMENT 2030 FUND
           ---------------------------
DOMESTIC EQUITY FUNDS

Hartford Capital Appreciation Fund
Hartford Disciplined Equity Fund
Hartford Growth Fund
Hartford Growth Opportunities Fund
Hartford MidCap Value Fund
Hartford Select MidCap Growth Fund
Hartford Small Company Fund
Hartford SmallCap Growth Fund
Hartford Value Fund
Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
Hartford Global Leaders Fund
Hartford International Capital Appreciation Fund
Hartford International Opportunities Fund
Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
Hartford Inflation Plus Fund
Hartford Short Duration Fund

Hartford Total Return Bond Fund


E.   MISCELLANEOUS INVESTMENT STRATEGIES AND RISKS

     The investment objective and principal investment strategies for each Fund are discussed in the Fund's prospectuses. As stated above, because each fund of funds invests in the Underlying Funds, investors in each fund of funds will be affected by the Underlying Funds' investment strategies in direct proportion to the amount of assets each fund of funds allocates to the Underlying Fund pursuing such strategies. Accordingly, each fund of funds is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. A further description of certain investment strategies used by various Funds (or by the Underlying Funds in the case of a fund of funds) is set forth below. The percentage limits described in the sections below are based on market value and are determined as of the time securities or bank loans are purchased. If the percentage limitations herein are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets is not a violation of any of the limitations herein.

     For purposes of this sub-heading E only, the term "Funds" is defined as each of the Funds (except the funds of funds) listed on the front cover page, which includes the Underlying Funds in which the funds of funds may invest.

     Certain descriptions in the prospectuses of the Funds and in this SAI of a particular investment practice or technique in which the Funds may engage or a financial instrument which the Funds may purchase are meant to describe the spectrum of investments that a Fund's sub-adviser, in its discretion, might, but is not required to, use in managing the Fund's portfolio assets in accordance with the

Fund's investment objective, policies and restrictions. The sub-adviser, in its discretion, may employ such practice, technique or instrument for one or more Funds, but not for all Funds for which it serves as sub-adviser. It is possible that certain types of financial instruments or techniques may not be available, permissible or effective for their intended purposes in all markets.


     NEW FUND RISKS The Balanced Income Fund, LargeCap Growth Fund, MidCap Growth Fund and Select SmallCap Value Fund are new Funds, with limited operating history, which may result in additional risk. There can be no assurance that these new Funds will grow to or maintain an economically viable size, in which case the Board of Directors may determine to liquidate one or more of these Funds. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.


     MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES In addition to the Money Market Fund, which may hold cash and invest in money market instruments at any time, all other Funds may hold cash and invest in high quality money market instruments under appropriate circumstances as determined by an applicable sub-adviser, subject to the overall supervision of HIFSCO. The Funds may invest up to 100% of their total assets in cash or money market instruments only for temporary defensive purposes.

     Money market instruments include, but are not limited to: (1) banker's acceptances; (2) obligations of governments (whether U.S. or foreign) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and foreign branches of foreign banks; (6) asset-backed securities; and (7) repurchase agreements.

     REPURCHASE AGREEMENTS A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by a Fund to the seller. The resale price by the Fund would be in excess of the purchase price, reflecting an agreed upon market interest rate.

     Each Fund is permitted to enter into fully collateralized repurchase agreements. Each Company's board of directors has delegated to the sub-advisers the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements.

     The sub-advisers will monitor such transactions to ensure that the value of underlying collateral will be at least equal at all times to the total amount of the repurchase obligation, including the accrued interest. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In the event the seller commences bankruptcy proceedings, a court may characterize the transaction as a loan. If a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction.

     REVERSE REPURCHASE AGREEMENTS Each Fund may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by a Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which a Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by a Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, increases the possibility of fluctuation in a Fund's net asset value.

     INFLATION-PROTECTED DEBT SECURITIES Each Fund may invest in inflation-protected debt securities. Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the security. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original security principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities, even during a period of deflation. However, the current market value of the securities is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related securities which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the security repaid at maturity may be less than the original principal.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure.

     The periodic adjustment of U.S. inflation-protected debt securities is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is an index of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected debt securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

     DEBT SECURITIES Each Fund is permitted to invest in debt securities including, among others: (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities, (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers), (3) asset-backed securities (except for Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund), (4) mortgage-related securities, including collateralized mortgage obligations ("CMO's") (except for Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York
Fund), (5) securities issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers (except for Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund)), and (6) commercial mortgage-backed securities (except for Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund).

     INVESTMENT GRADE DEBT SECURITIES The Money Market Fund is permitted to invest only in high quality, short term instruments as determined by Rule 2a-7 under the 1940 Act. Each of the other Funds is permitted to invest in debt securities rated within the four highest rating categories (e.g., "Aaa", "Aa", "A" or "Baa" by Moody's Investors Service, Inc. ("Moody's") or "AAA", "AA", "A" or "BBB" by Standard and Poor's Corporation ("S&P") (or, if unrated, securities of comparable quality as determined by the applicable sub-adviser). These securities are generally referred to as "investment grade securities." Each rating category has within it different gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, a sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (e.g., "Baa" by Moody's and "BBB" by S&P), and unrated securities of comparable quality (as determined by a sub-adviser) are viewed to have adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such securities lack outstanding investment characteristics and do have speculative characteristics. To the extent that a Fund invests in higher-grade securities, the Fund may not be able to avail itself of opportunities for higher income which may be available at lower grades.


     HIGH YIELD-HIGH RISK DEBT SECURITIES AND BANK LOANS Any security or loan rated "Ba" by Moody's or "BB" by S&P or lower, or securities or loans which, if unrated, are determined by a sub-adviser to be of comparable quality, are below investment grade. The Total Return Bond Fund is permitted to invest up to 20% of its total assets in securities or bank loans rated below investment grade. The Floating Rate Fund, Income Fund, Inflation Plus Fund, International Small Company Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund are permitted to invest up to 100%, 40%, 20%, 15%, 35%, 35%, 35% and 35%, respectively, of their total assets (net assets in the case of Inflation Plus Fund) in fixed income securities (and in the case of the Floating Rate Fund, Income Fund, and Inflation Plus Fund, bank loans) rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, Inc. or of comparable quality if not rated. The Short Duration Fund is permitted to invest 20% of its total assets in below-investment grade securities. Although the High Yield Fund is permitted to invest up to 100% of its total assets in securities and bank loans rated below investment grade, no more than 25% of total assets will be invested in securities and bank loans rated below "B3" by Moody's or "B-" by S&P, or if unrated, determined to be of comparable quality by Hartford Investment Management. Each of the other Funds, except the Floating Rate Fund, Money Market Fund, Short Duration Fund and U.S. Government Securities Fund, is permitted to invest up to 5% of its total assets in fixed income securities rated as low as "C" by Moody's or "CC" by S&P or of comparable quality if not rated. The Floating Rate Fund is permitted to invest up to 100% of its total assets in debt obligations that are in payment default or are rated "C" by Moody's or "D" by S&P or are unrated (or ratings have been withdrawn).

     Securities and bank loans rated below investment grade are commonly referred to as "high yield-high risk debt securities," "junk bonds," or "leveraged loans" as the case may be. Each rating category has within it different gradations or sub-categories. For instance the "Ba" rating for Moody's includes "Ba3", "Ba2" and "Ba1". Likewise the S&P rating category of "BB" includes "BB+", "BB" and "BB-". If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. Descriptions of the debt securities and bank loans ratings system, including their speculative characteristics attributable to each ratings category, are set forth as an appendix to this SAI. These securities and bank loans generally entail greater risk (including the possibility of default or bankruptcy of the issuer), involve greater volatility of price and risk to principal and income, and may be less liquid than securities and bank loans in higher rating categories. Securities and bank loans in the highest category below investment grade are considered to be of poor standing and predominantly speculative. These securities and bank loans are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities and bank loans held by a Fund with a commensurate effect on the value of a Fund's shares. If a security or bank loan is downgraded to a rating category which does not qualify for investment, the applicable sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.


     BANK LOANS AND LOAN PARTICIPATIONS The Floating Rate Fund may invest, under normal circumstances, at least 80% of total assets and High Yield Fund, Income Fund, Inflation Plus Fund Short, Duration Fund and Total Return Bond Fund may invest up to 10% of total assets in bank loans or participation interests in variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loans are relatively illiquid and may be difficult to value.


          Investments in bank loans through a direct assignment of the financial institution's interest with respect to the bank loan may involve additional risks to the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund. For example, if a bank loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund or Total Return Bond Fund could be held liable as co-lenders.

          Some bank loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the bank loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of the bank loans, including in certain circumstances, invalidating such bank loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect fund performance.

          Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund bear a substantial risk of losing the entire amount invested.

          Bank loans may be structured to include both term loans, which are generally fully funded at the time of the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund's investments, and revolving credit facilities, which would require these Funds to make additional investments in the bank loans as required under the terms of the credit facility at the borrower's demand.

          A financial institution's employment as agent bank may be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement would remain available to the holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund or Total Return

Bond Fund were determined to be subject to the claims of the agent bank's general creditors, such Fund may incur certain costs and delays in realizing payments on a bank loan or loan participation and could suffer a loss of principal and/or interest.

          The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund will acquire loan participations only if the lender inter-positioned between a Fund and the borrower is determined by the Fund's sub-adviser to be creditworthy. Loan participations typically will result in the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund having a contractual relationship only with the lender that sold the participation, not with the borrower. The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund will have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing loan participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may not benefit directly from any collateral supporting the loan in which they have purchased the participation. As a result, the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower

          The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund's investments in loan participations and bank loans may be subject to a Fund's limitations on investments in illiquid investments and, to the extent applicable, its limitations on investments in securities or bank loans rated below investment grade. The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may have difficulty disposing of loan participations and bank loans. In certain cases, the market for such investments is not highly liquid, and therefore the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund anticipate that in such cases, the lack of a highly liquid secondary market may have an adverse impact on the value of such investments. This will also have an adverse impact on the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund's ability to dispose of particular loan participations or bank loans when necessary to meet redemption of such Fund shares, to meet such Fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for loan participations and bank loans also may make it more difficult for the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund to value these investments for purposes of calculating their respective net asset value.

     SENIOR FLOATING RATE LOANS The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may invest in interests in senior floating rate loans. Senior floating rate loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of floating rate loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may also invest in companies whose financial condition is uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings. Floating rate loans typically have rates of interest which are reset or redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a spread. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender's portion of the floating rate loan.


     Many loans in which the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may invest may not be rated by a rating agency, and many, if not all, loans will not be registered with the Securities and Exchange Commission ("SEC") or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to loans will generally be less extensive than that available for registered or exchange listed securities. In evaluating the creditworthiness of Borrowers, Hartford Investment Management considers, and may rely in part, on analyses performed by others. In the event that loans are not rated, they are likely to be the equivalent of below investment grade quality. Debt securities that are rated below-investment-grade and comparable unrated bonds are viewed by the rating agencies as having speculative characteristics and are commonly known as "junk bonds". Historically, floating rate loans tend to have more favorable loss recovery rates than more junior types of below-investment-grade debt obligations. Hartford Investment Management does not view ratings as the primary factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

     Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. The floating rate loans are rated below-investment-grade, which means that rating agencies view them as more likely to default in payment than investment-grade loans. Such non-payment would result in a reduction of income to the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund or Total Return Bond Fund, a reduction in the value of the investment and a potential decrease in the net asset value of any of these Funds. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a floating rate loan. To the extent that a floating rate loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of a Borrower. Some floating rate loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such floating rate loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of floating rate loans including, in certain circumstances, invalidating such floating rate loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund's performance.

     When the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund invest in loans and securities, each of these Funds is subject to interest rate risk. When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although each of the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund's net asset value will vary, Fund management expects the Fund's policy of acquiring floating rate loans to minimize fluctuations in net asset value as a result of changes in market interest rates. However, because rates on floating rate loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuation in such Fund's net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund's net asset value.

     Although the volume of floating rate loans has increased in recent years, demand for loans has also grown. An increase in demand may benefit the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund by providing increased liquidity for loans but may also adversely affect the rate of interest payable on loans acquired by these Funds and the availability of loans acquired in the primary market, as well as increase the price of loans in the secondary market.

     Prepayment Risks. Most floating rate loans and certain debt securities allow for prepayment of principal without penalty. Loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to fixed-rate investments, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the investment and making the investment more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Loans or debt securities purchased to replace a prepaid loan or debt security may have lower yields than the yield on the prepaid loan or debt security.

     Market Risks. Significant events, such as the events of September 11, 2001, and market disruption events, such as weather or infrastructure disruptions that affect the markets generally, can affect the liquidity of the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund and cause spreads to widen or interest rates to rise, resulting in a reduction in value of a Fund's assets. Other economic factors (such as a large downward movement in stock prices, a disparity in supply of and demand for certain loans and securities or market conditions that reduce liquidity) can also adversely affect the markets for debt obligations. Rating downgrades of holdings or their issuers will generally reduce the value of such holdings. Each of the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund is also subject to income risk, which is the potential for a decline in a Fund's income due to falling interest rates or market reductions in spread.

     The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the loan and securities markets. The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund cannot predict the effects of similar events in the future on the U.S. economy. These terrorist attacks and related events, including the war in Iraq, its aftermath, and continuing occupation of Iraq by coalition forces, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could affect interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the common shares. In particular, junk bonds and floating rate loans tend to be more volatile than higher-rated fixed income securities so that these events and any actions resulting from them may have a greater effect on the prices and volatility of junk bonds and floating rate loans than on higher-rated fixed income securities.

     Material Non-Public Information. The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may be in possession of material non-public information about a Borrower or issuer as a result of its ownership of a loan or security of such Borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may be unable to enter into a transaction in a loan or security of such a Borrower or issuer when it would otherwise be advantageous to do so.

     Regulatory Risk. To the extent that legislation or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of floating rate loans for investment may be adversely affected. In addition, such legislation could depress the market value of floating rate loans.

     MORTGAGE-RELATED SECURITIES The mortgage-related securities in which each Fund, except Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, may invest include interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Funds) by various governmental, government-related and private organizations. These Funds may also invest in similar mortgage-related securities which provide funds for multi-family residences or commercial real estate properties. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a Fund's shares.

     The value of these securities may be significantly affected by interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. These securities may also be subject to prepayment risk and the risk that the underlying loans may not be repaid. The yield characteristics of the mortgage securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally permit prepayment at any time. The risks associated with prepayment and the rate at which prepayment may occur are influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers, and unemployment rates. If a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Amounts available for reinvestment are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by a Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

     The mortgage securities in which a Fund invests differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity. As a result, the holder of the mortgage securities (e.g., a Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of "locking in" long-term interest rates.

     Mortgage-related securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-related securities are referred to herein as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risk and evaluating them requires special knowledge.

     CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

     Certain classes of CMOs and other mortgage-related securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only ("IO") and principal-only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases.

     ASSET-BACKED SECURITIES Each Fund, except Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, may invest in asset-backed securities. Tax exempt structured securities, such as tobacco bonds, are not considered asset-backed securities for purposes of the Tax-Free Funds' investments. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital accounts receivables. These Funds may invest in these and other types of asset-backed securities that may be developed in the future. These securities may be subject to the risk of prepayment or default. Not all asset-backed securities have the benefit of a security interest in the underlying asset. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed, thereby reducing the balance due. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited, and recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     STRUCTURED NOTES The Select SmallCap Growth Fund may invest up to 5% of its total assets in structured notes. The values of the structured notes in which the Select SmallCap Growth Fund will invest are linked to equity securities or equity indices ("reference instruments"). These notes differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). For discussion regarding the ability of other Funds to invest in other types of structured notes, please see Other Derivatives and Structured Investments, below.

     Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

     MUNICIPAL SECURITIES Income Fund, Inflation Plus Fund, High Yield Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund and Total Return Bond Fund may invest in municipal securities. Municipal securities include primarily debt obligations of the states, their agencies, universities, boards, authorities and political subdivisions (for example, cities, towns, counties, school districts, authorities and commissions) issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, jails, mass transportation, nursing homes, parks, public buildings, recreational facilities, school facilities, streets and water and sewer works. Other public purposes for which municipal securities may be issued include the refunding of outstanding obligations, the anticipation of taxes or state aids, the payment of judgments, the funding of student loans, community redevelopment, district heating, the purchase of street maintenance and firefighting equipment, or any authorized corporate purpose of the issuer except for the payment of current expenses. Certain types of industrial development bonds may be issued by or on behalf of public corporations to finance privately operated housing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. In addition, structured securities, such as tobacco bonds, may be issued by municipal entities to securitize future payment streams. Such obligations are included within the term municipal securities if the interest payable thereon is, in the opinion of bond counsel, exempt from federal income taxation and, for the Tax-Free California Fund, State of California income taxation (excluding excise taxes imposed on corporations and banks and measured by income), for the Tax-Free Minnesota Fund, State of Minnesota income taxation (excluding excise taxes imposed on corporations and banks and measured by income) and for the Tax-Free New York Fund, State of New York and New York City income taxation (excluding excise taxes imposed on corporations and banks and measured by income), but may include securities which pay interest income subject to the alternative minimum tax. Certain types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial, commercial or office facilities constitute municipal securities, although current federal income tax laws place substantial limitations on the size of such issues.

     The two principal classifications of municipal securities are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. The characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source, such as the user of the facility. Industrial development bonds are in most cases limited obligation bonds payable solely from specific revenues of the project to be financed, pledged to their payment. The credit quality of industrial development bonds is usually directly related to the credit standing of the user of the facilities (or the credit standing of a third-party guarantor or other credit enhancement participant, if any). There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, depending on various factors. (See Appendix.) Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund do not currently intend to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the moral obligation, meets the investment criteria established for investments by the Fund.

     The yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of the various rating agencies represent their opinions as to the quality of the municipal securities which they undertake to rate. It should be emphasized, however, that ratings are general, not absolute, standards of quality. Consequently, municipal securities of the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield.

     As a fundamental policy, neither Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund or Tax-Free New York Fund will invest more than 25% of its total assets in limited obligation bonds payable only from revenues derived from facilities or projects within a single industry. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries. For this purpose, municipal bonds refunded with U.S. Government securities will be treated as investments in U.S. Government securities, and are not subject to this requirement or the 5% diversification requirement under the 1940 Act. These refunded municipal bonds will however be counted toward the policy that each of Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund must invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax and, with respect to Tax-Free California Fund, Tax-Free Minnesota Fund and Tax-Free New York Fund, the income tax of California, Minnesota or New York State and New York City, respectively. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes.

     Securities in which the Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund may invest, including municipal securities, are subject to the provisions of bankruptcy, insolvency, reorganization and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code and laws, if any, which may be enacted by Congress or the California, Minnesota and New York legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest on and principal of their municipal securities may be materially affected.

     For the purpose of diversification under the 1940 Act, the identification of the issuer of a municipal security depends on the terms and conditions of the security. If a state or a political subdivision of such state pledges its full faith and credit to payment of a security, the state or the political subdivision, respectively, will be deemed the sole issuer of the security. If the assets and revenues of an agency, authority or instrumentality of the state or a political subdivision are separate from those of the state or political subdivision and the security is backed only by the assets and revenues of the agency, authority or instrumentality, such agency, authority or instrumentality will be deemed to be the sole issuer. Moreover, if the security is backed only by revenues of an enterprise or specific projects of the state, a political subdivision or agency, authority or instrumentality, such as utility revenue bonds, and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or projects will be deemed the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, then such non-governmental user will be deemed to be the sole issuer. If, however, in any of the above cases, the state, the political subdivision or some other entity guarantees a security, and the value of all securities issued or guaranteed by the guarantor and owned by a Fund exceeds 10% of the value of the Fund's total assets, the guarantee will be considered a separate security and will be treated as an issue of the guarantor.

     SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL SECURITIES


     GENERAL

     The following information is a brief summary of certain factors affecting the economy and the fiscal situation of the State of California (for purposes of this section only, the "State"), and it does not purport to be a complete description of such factors. It is intended to provide a recent historical description, and is not a discussion of specific factors that may affect any particular issuer of California municipal securities. This information is not intended to indicate continuing or future trends in the condition, financial or otherwise, of the State. The creditworthiness of obligations issued by a local California municipal securities issuer may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default by local California municipal securities issuers. For purposes of this section only, The Hartford Tax-Free California Fund may be referred to as the "Fund."

          Because the Fund expects to concentrate its investments in California municipal securities, it will be susceptible to a number of complex factors affecting the issuers of such securities, including national and local political, economic, social, environmental and regulatory policies and conditions. In particular, certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives, as described below, could affect the market values and marketability of, or result in the default of, existing obligations that might be held by the Fund. State or local government obligations, as well as interest income to the Fund, may also be affected by budgetary pressures affecting the State and economic conditions in the State. The Fund cannot predict whether or to what extent such factors or other factors may affect issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities to pay interest on, or principal of, such securities.

          The following summary is based primarily upon information drawn from official statements relating to securities offerings of the State, its agencies or instrumentalities, as available as of the date of this Statement of Additional Information. The information has not been updated, however, from that provided by the State. It does not represent a complete analysis of every material fact affecting the State's or its municipalities' debt obligations. The Fund has not independently verified the information contained in such official statements and other publicly available documents, and will not update it during the year.

     ECONOMIC FACTORS


          California's economy, the largest among the 50 states and one of the largest in the world, has major components in high-technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In early 2001, California's economy slipped into recession, which was concentrated in the state's high-tech sector and, geographically, in the San Fransisco Bay Area. The economy has since recovered with 604,800 jobs gained between July 2003 and May 2006 compared with 367,600 jobs lost between January 2001 and July 2003.

     Both the California economy and the national economy improved in 2005 and the first five months of 2006. National economic output grew by 3.5% in 2005; a solid gain coming on top of an even better 4.2% increase in 2004. The national economy was not as strong in the second half of 2005 as it was in the first half, however. Hurricane destruction, high energy costs, rising interest rates, and a cooling housing sector sapped some of its vitality, and economic output grew at an annualized rate of only 1.7% in the fourth quarter of 2005. The economy rebounded in the first quarter of 2006, but monthly data as of June 29, 2006 suggest that growth decelerated again in the second quarter. The slowing of economic growth is reflected in average monthly job growth, which so far, as of June 29, 2006, is smaller than the average gain in all of 2005. Smaller increases in construction employment account for about a third of the decline in job gains. Still, job gains remain widespread across major industry sectors, and the national unemployment rate has continued to decline, reaching 4.6% in May. The cooling of the nation's housing sector is evident in new and existing home sales, which after reaching record annual highs last summer, have trended downward. In addition, single-family housing starts, after reaching a record annual high in 2005, have fallen by 13% since January 2006. Rising energy prices have boosted measures of general inflation in the last two years, but until recently, measures of general inflation that exclude energy prices were quite stable. Now, however, even these measures are showing signs that inflation is picking up--a development that is of concern to the Federal Reserve.



     Adjusted for inflation, California economic output grew by 4.4% in 2005, the 15th best performance of the 50 states. California total personal income increased by 6.3% in 2005, down somewhat from 6.6% growth in 2004, but slightly better than the average gain in personal income from 1998 to 2004. Wage and salary income expanded by 6.5% in 2005, stronger than the 6% gain in 2004. Statewide taxable sales grew by 5.9% in 2005, in line with personal income growth but down from the 8.7% gain in taxable sales in 2004. Made-in-California merchandise exports expanded by 6.2% in 2005 and were 7.3% percent higher than a year earlier in the first quarter of 2006. Increased exports to Mexico, Japan and mainland China accounted for over three-quarters of the total gain in exports. Mainland China was the fourth largest recipient of California merchandise exports in the first quarter.



     As in the national economy, high energy costs, rising interest rates and a cooling housing sector slowed California economic growth in the first five months of 2006. Average monthly job gains fell from 24,000 in all of 2005 to 9,000 in the first five months of 2006. About half of the decline was due to a loss of 11,400 construction jobs, which was in part due to rainy weather. Still, unemployment was low in May at 5%, down from 5.4% a year earlier.



     Existing home sales fell for the second straight quarter in the first quarter of 2006, pushing them 18% below year-ago sales. At $549,000, the median price of existing single-family homes sold in the first quarter of 2006 was essentially unchanged from the third quarter of 2005. Residential permits were down 13% from a year earlier in the first five months of 2006, with single-family permits off 19% but multifamily permits up 6%. The valuation of nonresidential building permits rose by 22% in the first five months of 2006, however. The 2006 May revision to the 2006-07 Governor's Budget ("2006 May Revision"), recounted below, projected that national output growth will slow somewhat in 2006 and again in 2007. California personal income growth is expected to slow slightly in 2006 and more so in 2007. National housing starts and California housing permits are projected to fall in both years.



          The 2004-05 Governor's budget projected an estimated shortfall of $17 billion, $15 billion of which represented an ongoing projected structural imbalance between then-current-law revenues and expenditures in 2004-05 and beyond. The remaining $2 billion reflected a shortfall in the current year budget. However, the budget did not fully address the State's ongoing budget problem -- leaving an estimated $6 billion shortfall between expenditures and revenues in 2005-06. The budget proposed spending cuts, a large shift of property taxes from local governments, as well as additional borrowing, deferrals, and fund shifts. The proposed budget also sought to avoid imposing new taxes. The 2004 May Revision to the 2004-05 Governor's Budget ("2004 May Revision") noted that after voter approval of Propositions 57 (regarding issuance of an emergency recovery bond) and 58 (the California Balanced Budget Act, which requires, among other things, the enactment of a balanced budget where General Fund expenditures do not exceed estimated General Fund revenues) in March 2004, the State was only left with a $12 billion fiscal shortfall.






          The 2004 Budget Act was passed by the Legislature and signed by the Governor on July 31, 2004. The 2004-2005 Budget addressed the $15 billion initially projected budget gap with a combination of program savings, borrowing, local government contributions, and funding shifts. In addition, the budget included a significant number of one-time or limited-term solutions, and has obligated additional spending in future years. It provided for a two-year $1.3 billion diversion of property taxes and incorporated most of the Governor's earlier agreement with local governments. It included a roughly $2 billion reduction in Proposition 98 funding relative to the minimum guarantee, and significant fee increases in higher education. It contained the 2004 May Revision proposals related to court-ordered punitive damage awards and pension obligation bonds, and it assumed the sale of $11.3 billion in Proposition 57 bonds. It also assumed that proceeds from tribal gaming related bond sales will be used to repay a loan from the Traffic Congestion Relief Fund.

     CURRENT STATE BUDGETS



     The discussions below of fiscal year 2005-06 and 2006-07 budgets are based on estimates and projections of revenues and expenditures for the current fiscal year as supplied by the State, and must not be construed as statements of fact. These estimates and projections are based upon various assumptions as updated in the proposed 2006-07 Governor's Budget, which may be affected by numerous factors, including future economic conditions in the State and the nation, and the State indicates that there can be no assurances that these estimates will be achieved.



     Fiscal Year 2005-06 Budget



     Background. On January 10, 2005, Governor Schwarzenegger presented his budget for fiscal year 2005-06. The 2005-06 Governor's Budget attempted to close the gap in the estimated $8.6 billion budget shortfall through borrowing as well as significant program savings, specifically in K-12 education, social services, transportation, and employee compensation. The proposal did not include new tax increases. The budget assumed that economic growth would continue at a moderate pace, with jobs and personal income benefiting from an accelerated pace of hiring by businesses.



     May Revision. The 2005 May Revision to the 2005-06 Governor's Budget (the "2005 May Revision") projected about $4.2 billion in added revenues, $4 billion of which was expected to be generated from improved economic activity. The budget projected revenues of $83.9 billion, while expenditures were proposed to total $88.5 billion, thus generating an operating shortfall of $4.6 billion during 2005-06. This was expected to draw the current reserve of $6.1 billion down to $1.4 billion by the close of the budget year. The 2005 May Revision also assumed that growth at both the national and state levels would slow some from the pace in 2004, reflecting the impacts of high energy costs and rising interest rates on consumer spending and business investment.



     The main features of the 2005-06 Governor's Budget are as follows:



     1. The budget proposed total spending in 2005-06 of $109 billion, representing a 4.4% increase from 2004-05. General Fund spending was expected to increase from $82.3 billion to $85.7 billion, while special funds spending was projected to rise from $22.1 billion to $23.3 billion. General Fund revenues and transfers were expected to increase by 7.1% (from $78.2 billion to $83.8 billion), while expenditures were forecast to grow by 4.2% (from $82.3 billion to $85.7 billion). The budget assumed the $1.9 billion gap between revenues and expenditures would be covered primarily by $1.7 billion in proceeds from a new deficit-financing bond sale, leaving a 2005-06 year-end reserve of $500 million.



     2. Proposed loans and borrowing included about $765 million related to a proposed pension obligation bond sale.



     3. The budget's proposed spending levels on health services programs for 2005-06 represent an increase of $3.4 billion, or almost 24% since 2002-03. The increase corresponds to an average annual growth rate of about 7.4%. Much of the increase in expenditures has resulted from an increased number of cases and elevation of costs. Notably, federal support for health services programs has also grown by about $2.2 billion or 11% over the period, but it has not grown as much as General Fund spending. The 2005-06 Budget assumes that $22 billion, about 51% of the $43 billion in total expenditures proposed for health services programs for the fiscal year, will come from the federal government. It is anticipated that there will be some negative fiscal repercussions from the federal financial contribution to California's health services programs at first due to the cost of implementing some of the requirements of the new federal laws.



     4. The budget proposed to modify Proposition 98 spending by eliminating the ability to suspend the proposition's minimum funding requirement with a two-thirds vote of the Legislature. The budget also proposed to eliminate the "Test 3" factor, which would reduce the growth rate of Proposition 98 funding during low revenue years.

5. The budget proposed about $5 billion for resources and environmental protection, a reduction of $1.9 billion from estimated 2004-05 expenditures.






     The 2005 May Revision proposed to reduce the amount of new or existing budgetary debt by $2.5 billion, primarily through elimination of the planned 2005-06 sale of deficit-financing bonds and prepaying one-half of the VLF "gap" loan, which is due in full to local governments in 2006-07. It also proposed to increase funding for programs by a net amount of $1.7 billion. This increase primarily consisted of the restoration of the Proposition 42 transfer of General Fund sales taxes to transportation special funds, a restoration of funding for the senior citizens' property tax and renters' tax relief programs, and one-time funds for K-14 education. Finally, the 2005 May Revision retained most of the program savings proposed in January in education, social services, and state employee compensation.



     The 2005 May Revision revenue forecast contained two groups of adjustments relative to the January projection. The first group reflected large upward revisions in the revenue estimates attributable to traditional economics-related factors, including increases of $0.1 billion in prior years (and reflected in the carry-in balance), $2.7 billion in the current year and over $1.1 billion in the budget year, for a three-year total of $4 billion. The second group reflected a net increase of $180 million in amnesty-related tax payments relative to the January forecast, including an increase of $3.6 billion in the prior-year revenues (and thus included in the carry-in balance to 2004-05), and offsetting decreases of $1.5 billion in 2004-05 and $1.1 billion in 2005-06.



     2005 Budget Act



     While the 2005 May Revision listed revenues and transfers as $83.9 billion, the 2005-06 Budget as it was enacted lists $84.5 billion in revenues and transfers. The expenditures reflected in the 2005 May Revision of $88.5 billion were increased in the 2005-06 Budget as enacted to $90 billion. The Special Fund for Economic Uncertainties was reduced from the 2005 May Revision amount of $1,414.5 billion to $1,302.2 billion and the amount allocated for "Other Reserves" was maintained at $641.5 million.



     The 2005 Budget Act imposes no new taxes and authorizes no new borrowing. In addition, the 2005 Budget Act provides a year-over-year increase of more than $3 billion for K-14 education for a total of nearly $50 billion. Estimated Proposition 98 funding per pupil increases to $7,402 in 2005-06, an increase of $379 per pupil from the revised 2004-05 level.



     The 2005 Budget Act provides for full funding in the amount of approximately $18 billion for road and bridge improvements in accordance with Proposition 42. Overall, state transportation revenues increased by $1.9 billion during 2004-2005.



     The 2005 Budget Act also provides funds to pay down the state's future debt by providing cities and counties funds that are owed to them one year earlier than state law requires. This payment goes beyond the 2005 May Revision by fully repaying local governments $1.2 billion owed to them, at the same time eliminating this amount from next year's budget.



     The 2005 Budget Act reflects the issuance of pension obligation bonds to fund approximately $525 million of the state's 2005-06 retirement obligation to the California Public Employees' Retirement System. This is intended to free up an equal amount of General Fund money and the General Fund will be responsible for all future bond redemption costs. The state will make interest-only payments of approximately $33.6 million from 2006-07 through 2010-11 and $56.5 million in each fiscal year from 2011-12 through 2026-27.

     The 2005 Budget Act also reflects a 5.2% increase in General Fund expenditures for legislative, judicial and executive agencies combined. Support for operation of the State's trial courts is reduced by approximately $24.6 million. The budget includes total Medi-Cal expenditures of $34.9 billion ($13 billion General Fund), an increase of $1.6 billion ($1.3 billion General Fund) over the revised 2004 Budget Act. The average monthly Medi-Cal caseload is expected to be 6,735,000 beneficiaries in 2005-06. This represents an increase of 1.7% above the expenditures from the revised 2004 Budget Act.



     The 2005 Budget Act forecasted that General Fund revenues and transfers will be $78.2 billion during 2004-05, which represents a 4.6% increase from 2003-2004, and $83.8 billion during 2005-06, which represents a 7.1% increase from 2004-2005. The 2005-06 Budget estimated that General Fund revenues in 2004-05 would amount to $39.5 billion in personal income tax, $25.1 billion in sales tax, and $8.6 billion in corporation tax. These tax revenues were forecasted to be $42.9 billion, $26.9 billion, and $9.0 billion, respectively, in 2005-06.



          The budget continues to be affected by mandated spending on education, social needs of a growing population with many immigrants, and a large prison population. These factors, which limit State spending growth, also limit the growth at the local government level. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in future years.



     Fiscal Year 2006-2007 Budget



     Background. On January 10, 2006, Governor Schwarzenegger presented his budget for fiscal year 2006-07. The 2006-07 Governor's Budget attempted to build upon the 2005-06 Governor's Budget by: continuing to hold the line against tax increases; not using the remaining $3.7 billion in Economic Recovery Bonds ("ERBs"); depositing the full amount of $920 million into the Budget Stabilization Account approved by voters in 2004 under Proposition 58 (half of this amount, or $460 million, is dedicated to early retirement of the ERBs under Proposition 57); making further progress on paying down the state's out-year debt by using $920 million of one-time revenues to pay down past loans from Proposition 42 earlier than required by law; and repaying $149 million in prior loans from 12 separate special funds.



     May Revision. In the months following the release of the Governer's Budget for 2006-07 in January 2006, the State revenue picture improved dramatically. Total receipts during the January-through-April period exceeded the budget forecast by well over $4 billion, with more than $3 billion of that gain occurring in April alone. While some of the increase appeared to be related to one-time transactions, the 2006 May Revision projected that some of the increase was ongoing as well. Its revised forecast of General Fund revenues was up from the January estimate by $4.8 billion in 2005-06 and $2.7 billion in 2006-07, for a two-year increase of $7.5 billion.



     The 2006 May Revision proposed that the additional $7.5 billion be used in three major ways:

     1. The 2006 May Revision proposed that about $4.3 billion of the total be used for spending on State programs. This included: additional Proposition 98 spending of $2.9 billion; largely one-time spending for hospitals of $400 million for public health emergencies; and additional spending for the Department of Corrections and Rehabilitation of $500 million.



     2. The 2006 May Revision included an additional $1.6 billion in prepayments toward outstanding budgetary debt that had been accumulated in previous years. This included $1 billion toward outstanding deficit-financing bonds, as well as $600 million related to Proposition 98 settle-up payments and loans from special funds and local governments. Combined with $1.6 billion already proposed in January, the additional proposed payments brought the total amount of loan repayments in the 2006 May Revision to $3.2 billion.



     3. The 2006 May Revision included a 2006-07 year-end reserve of $2.2 billion, or $1.6 billion more than the $613 million proposed in January.



     2006 Budget Act



     The 2006 Budget Act was adopted by the Legislature on June 27, 2006, along with a number of implementing measures, and was signed by the Governor on June 30, 2006. The 2006 Budget Act enacted spending of about $127.9 billion, of which $101.3 billion will be from the General Fund, an increase of 9.2% over the prior year. In approving the budget, the Governor vetoed $112 million in appropriations (including $62 million in General Fund appropriations). The 2006 Budget reflects a sharply improving fiscal picture, brought about by continued stronger-than-expected growth in General Fund revenues.



     Under the 2006 Budget Act, General Fund revenues and transfers are projected to increase 1.2%, from $92.7 billion in fiscal year 2005-06 to $93.9 billion in fiscal year 2006-07. The 2006 Budget Act contains General Fund appropriations of $101.3 billion, compared to $92.7 billion in 2005-06. This includes more than $4.9 billion, or 4.7% of total General Fund resources available, to address the State's debt by establishing a budget reserve of $2.1 billion and making early debt repayments of $2.8 billion. The difference between revenues and expenditures in 2006-07 is funded by using a large part of the 2005-06 ending fund balance. The June 30, 2007 reserve is projected to be $2.1 billion, compared to an estimated June 30, 2006 reserve of $9.5 billion. The 2006 Budget Act also includes Special Fund expenditures of $26.6 billion and Bond Fund expenditures of $3.6 billion.



     The 2006 Budget Act is substantially similar to the 2006 May Revision proposals. Compared to the 2006 May Revision, however, it also assumed $299 million greater revenues in 2006-07 due to expanded sales tax licensing and collection programs. The 2006 Budget Act contains the following major General Fund components:



     1. The 2006 Budget Act proposes $2.812 billion of repayments and/or prepayments of prior obligations.



     2. The 2006 Budget Act projects that after adjusting for repayments or prepayments of prior obligations and one-time investments, the net operating deficit is estimated at $3.3 billion.



     3. The 2006 Budget Act proposes Proposition 98 General Fund expenditures at $41.3 billion, which is an increase of $2.9 billion, or 7.5%, compared to the revised 2005-06 estimate. When property taxes are taken into account, the total Proposition 98 guarantee is $55.1 billion, which is an increase of $3.1 billion, or 5.9%. The 2006 Budget Act continues to propose to spend at the level of the Proposition 98 guarantee assuming that the 2004-05 suspension had only been $2 billion. It also continues to include $426 million above this level to implement Proposition 49. Furthermore, to resolve the pending lawsuit regarding Proposition 98 funding, the State has agreed to calculate the Proposition 98 guarantee consistent with the legislative intent language contained in Chapter 213, Statutes of 2004. As a result, the State will pay $2.9 billion in settle-up funding, comprised of approximately $1.6 billion and $1.3 billion to count toward the Proposition 98 guarantees for 2004-05 and 2005-06, respectively.



     4. The 2006 Budget Act proposes $67.1 billion in spending from all funds on K-12 education, an increase of $2.9 billion from the revised 2005-06 estimate. General Fund expenditures are proposed at $40.5 billion (includes funds provided for prior year settle-up obligations), an increase of $2.7 billion, or 7%.



     5. The 2006 Budget Act proposes General Fund expenditures at $11.4 billion for higher education funding, an increase of $973 million, or 9.4%.

     6. The 2006 Budget Act proposes $29.3 billion General Fund to be spent on Health and Human Services programs, which is an increase of $2.5 billion, or 8.7%, from the revised 2005-06 estimate. This increase is primarily due to caseload, population and other workload increases as well as a one-time investment of $214 million ($180 million General
          Fund) on health care surge capacity needs.



     7. The 2006 Budget Act includes $1.42 billion to fully fund Proposition 42 in 2006-07 and $1.415 billion, including interest, for advance payment of a portion of the 2003-04 and 2004-05 Proposition 42 suspensions ($200 million to be repaid from a special fund). The 2005 Budget Act assumed repayment of a portion of outstanding transportation loans with $1 billion in bond proceeds derived from certain Indian gaming revenues to specified transportation programs. This transportation funding package would have provided $465 million to the State Highway Account, $290 million to the Traffic Congestion Relief Program, $122 million to the Public Transportation Program and $122 million to cities and counties. There have been several lawsuits that have prevented the bonds from being sold to date, and the 2006 Budget Act instead repays $151 million of these loans to the State Highway Account in 2005-06 using cash already received from tribal gaming compacts. Bond proceeds in the amount of $849 million are now budgeted in 2006-07, which would provide $314 million to the State Highway Account, and would provide the same level of funding to the Traffic Congestion Relief Program, Public Transportation Account and cities and counties as was originally proposed.



     8. The 2006 Budget Act fully funds the transfer of an estimated $944 million to the Budget Stabilization Account ("BSA"), pursuant to Proposition 58. Half of this amount, or $472 million, will remain in the BSA as a reserve. The other half will be further transferred for the purpose of early retirement of Economic Recovery Bonds.


     Cash Flow Requirements


          The State typically funds its day-to-day operating requirements of the General Fund from revenue receipts, interfund borrowing from special funds, and external borrowing in the form of revenue anticipation notes ("RANs") and revenue anticipation warrants ("RAWs").






          Coinciding with the sharp drop in State revenues in 2002-2003, the State has been required to borrow substantial amounts from the public capital markets to ensure sufficient cash resources are available. Because of weaker receipts, delay in enactment of the 2002-03 budget, and uncertainty about the schedule for issuance of anticipated State Department of Water Resources ("DWR") power revenue bonds, the State issued $12.5 billion of RANs for cash management purposes in the 2002-03 fiscal year. This record borrowing was completed, in two parts, by early November 2002, with all of the notes due on June 20 or June 27, 2003. The DWR power revenue bonds were finally successfully issued in mid-November 2002, providing an infusion of $6.5 billion to the General Fund, and the first phase of the tobacco securitization brought an additional $2.5 billion in February 2003, both of which were significant assumptions in the State's cash flow projections for repayment of the 2002-03 RANs.



          By mid-winter 2003 it became evident that the State would have a cash shortfall by the end of June 2003, when the $12.5 billion RANs issued in 2002-2003 came due. The cash shortfall became more serious when the budget gap increased by $3 billion between January and May 2003. Accordingly, the State issued $11 billion of RAWs on June 18, 2003 to pay the RANs and other obligations in June 2003, and to cover cash flow requirements through late August. To sell these RAWs, the State was required to obtain credit support from a group of financial institutions. The 2003 May Revision assumed that the

State would issue about $3 billion of RANs in early fall 2003 to fund the remainder of its cash management needs. In late October 2003, the state issued $1.8 billion of RANs.


          In February 2004, the State sold $2.0 billion in general obligation bonds, proceeds of which were used to finance construction projects. After voters approved Proposition 57 in March 2004, the State sold a then-record $7.9 billion in ERBs on May 5, 2004, the largest one-day municipal bond sale in U.S. history. The proceeds were used to meet the State's General Fund cash flow obligations for June 2004, which included payments due on nearly $11 billion in RAWs and $3 billion in RANs. In June 2004, the State sold nearly $3 billion more in additional ERBs. The net proceeds of the sale of ERBs was $11.3 billion. For the 2005-06 Fiscal Year, the State issued $3 billion of RANs which matured and were paid on June 30, 2006. The State may issue the remainder of the $15 billion in authorized ERBs in the current or future fiscal years, but the 2006 Budget Act assumes that no ERBs will be issued in fiscal year 2006-07. The State issued $1.5 billion of RANs in October 2006 in order to maintain adequate reserves to manage the state's cash flow requirements during fiscal year 2006-07. This is the smallest State RAN borrowing since 2000-01.


          Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State's sales and use tax starting July 1, 2004. Fifty percent, or up to $5 billion of future deposits in the reserve fund created by the Balanced Budget Amendment approved by Proposition 58, may be used to repay the ERBs. In addition, as voter-approved general obligation bonds, the economic recovery bonds are secured by the State's full faith and credit in the event the dedicated revenue is insufficient to repay the bonds.


          In addition, approval of the Kindergarten-University Public Education Facilities Bond Act of 2004 (Proposition 55) in March 2004 authorized the State to sell $12.3 billion in general obligation bonds for construction and renovation of K-12 school facilities and higher education facilities. In November 2006, California voters also authorized the State to issue approximately $5.4 billion of bonds for water quality, flood control, parks and similar facilities (Proposition 84), in addition to approving the following general obligation bond measures:



     1. Nearly $20 billion for transportation improvements, air quality and port security (Proposition 1B).



     2.   $2.85 billion for housing and related programs (Proposition 1C).



     3. Approximately $10.4 billion for K-12 school modernization and construction ($7.3 billion), and higher education facilities ($3.1 billion) (Proposition 1D).



     4. Approximately $4 billion for flood control and prevention, levee repair and similar costs (Proposition 1E).



          According to the State's Office of the Treasurer, as of July 1, 2006, the State had approximately $48.8 billion aggregate amount of its general obligation bonds outstanding. General obligation bond authorizations in an aggregate amount of approximately $31 billion remained unissued as of that date. General obligation bond law permits the State to issue as variable rate indebtedness up to 20% of the aggregate amount of the long-term general obligation bonds outstanding. The State had outstanding approximately $7.4 billion variable rate general obligation bonds (which includes ERBs), representing about 15.1% of the State's total outstanding general obligation bonds as of July 1, 2006. The State's Department of Finance estimates that, on a cash basis, the General Fund will have General Fund cash and unused internal borrowable resources on June 29, 2007, after payments of the RANs, of approximately $14.2 billion.

     According to California's Legislative Analyst's Office, the 2005-06 Fiscal Year began with a prior-year carryover balance of $9.5 billion. This large balance is related to the sale of over $11 billion in deficit-financing bonds and other forms of budgetary borrowing in previous years, as well as the carryover of unanticipated revenues (associated with both higher tax liabilities and amnesty payments received in Fiscal Years 2003-04 and 2004-05. Revenues and expenditures were an identical $92.7 billion during 2005-06, leaving the fund balance at the end of the year at $9.5 billion, unchanged from the prior year. After accounting for $521 million in year-end funds encumbered by State agencies, the unencumbered year-end reserve was $9 billion. For Fiscal Year 2006-07, revenues are expected to increase to $94.4 billion, or 1.7%, and expenditures are expected to increase to $101.6 billion, or 9.5%. The $7.2 billion difference between expenditures and revenues is covered through the drawdown of the 2005-06 year-end reserve, leaving a remaining reserve of about $1.8 billion at the close of 2006-07. The Legislative Analyst's Office estimates, based on its out-year estimates of revenues and expenditures, that the imbalance between revenues and expenditures will in continue in 2007-08 and 2008-09 absent corrective action, with annual operating shortfalls in the range of $4.5 billion and $5 billion projected for this period.


     BOND RATINGS

          S&P, Moody's and Fitch assign ratings to California's long-term general obligation bonds. The ratings of S&P, Moody's and Fitch represent their opinions as to the quality of the municipal bonds that they rate. The ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.


          The financial difficulties experienced by California and municipal issuers during the recession of the early 1990's resulted in the credit ratings of certain of their obligations being downgraded significantly by the major rating agencies. The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels that had existed prior to the recession of the early 1990's. After 1996, the three major rating agencies raised their ratings of California's general obligation bonds. However, major rating agencies, underwriters and investors have had major concerns about California's creditworthiness. The major rating agencies have cited over the years, among other things, concerns about California's missed budget deadlines, on-going structural budget impediments and more recently, the energy situation of 2001-2002, resulting in reductions of the ratings of the State's general obligation bonds by S&P, Moody's and Fitch. In April 2001, Fitch placed the State's rating on rating watch -- negative. Although S&P placed California's senior ratings on its "credit watch" list in January 2001, it removed the State from the list in June 2001, but warned that the State's financial outlook remained negative.



          In December 2002, the ratings of the State's general obligation bonds were further reduced by S&P to "A" and by Fitch to "A." In the summer of 2003, the ratings of S&P and Moody's were reduced to "BBB" and "A3" respectively. In December 2003, Moody's again reduced its rating of the State's general obligation bonds to "Baa1," citing concerns over the State's recent action to cut the VLF fee, as well as the State's continuing inability to reach political consensus on solutions to its budget and financial difficulties.



          In May 2004, Moody's upgraded California's rating to "A3." In August 2004, S&P upgraded California's rating to "A" and Fitch removed California's rating from rating watch - negative and upgraded its rating to "A-." As of January 13, 2005, S&P's rating was "A," Moody's rating was "A3" and Fitch's rating was "A-." As of June 16, 2005, S&P's rating of California's general obligation bonds was "A," Moody's rating was "A3" and Fitch's rating was "A-." Additional improvement in the ratings of these bonds occurred steadily over the next several months. As of January 10, 2006, while the S&P rating of California's general obligation bonds stayed at "A," Moody's rating increased to "A2" and Fitch's rating increased to "A." As of November 14, 2006, S&P's rating increased to "A+," Moody's rating increased to "A1" and Fitch's rating increased to "A+." The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate further, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

          There can be no assurance that such ratings will be maintained in the future. The State's credit rating, and any future revisions or withdrawal of a credit rating, could have a negative effect on the market price of the State's general obligation bonds, as well as notes and bonds issued by California's public authorities and local governments. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Further, downgrades can negatively impact the marketability and price of securities in the Fund's portfolio.

     CONSTITUTIONAL, LEGISLATIVE AND OTHER FACTORS

          Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the effects described below, among others.


     Constitutional Spending Limits. Shortly after being elected in October 2003, Governor Schwarzenegger asked the California Legislature to send to California voters a proposal to amend the California Constitution to impose a spending limit which would require that expenditures not exceed revenues. The Legislature approved this proposal in mid-December 2003, and accordingly the measure appeared on the March 2004 primary ballot. Voters approved the measure.


          Proposition 58. On March 4, 2004, California voters approved an initiative known as Proposition 58, which amended Article XIII B of the California Constitution. The amendment provides for the following:

     1. Requires enactment of a balanced budget where General Fund expenditures do not exceed estimated General Fund revenues.

     2. Allows the Governor to proclaim a fiscal emergency in specified circumstances, and submit proposed legislation to address the fiscal emergency.

     3. Requires the Legislature to stop other action and act on legislation proposed to address the emergency.

     4.   Establishes a budget reserve.

     5.   Provides that the California Economic Recovery Bond Act (Proposition
          57) is for a single object or work.

     6.   Prohibits any future deficit bonds.

     The net State fiscal effects will vary year by year and depend in part on actions of future Legislatures. Reserve provisions may smooth state spending, with reductions during economic expansions and increases during downturns. The balanced budget and debt limitation provisions could result in more immediate actions to correct budgetary shortfalls.

          Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or
(c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

          Proposition 98 permits the Legislature -- by two-thirds vote of both houses, with the Governor's concurrence -- to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.





OBLIGATIONS OF OTHER ISSUERS


          Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

          State Assistance. Property tax revenues received by local governments declined significantly following passage of Proposition 13. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services.


          In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services. The 2001 Budget Act and related legislation provide significant assistance to local governments, including $357 million for various local public safety programs. The 2006 Budget Act includes $232.5 million (General Fund) and $1.7 million (special funds) to pay 2005-06 and 2006-07 claims for 38 noneducation mandates. The 2006 Budget Act suspends local agency obligations to carry out 29 mandates in the budget year and directs the Commission on State Mandates to reconsider two previous mandate determinations that found State reimbursable costs. The 2006 Budget Act starts the process of paying local governments for the large backlog of pre-2004-05 mandate claims. Specifically, the 2006 Budget Act provides $169.9 million (General Fund) to make the 2006-07 and 2007-08 payments toward the State's 15 year plan to retire this mandate debt. To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may be reduced.


          Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August 1997, in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new system on local governments is still unknown.

          Assessment Bonds. A general decline in real estate values or a slowdown in real estate sales activity may adversely affect California municipal obligations that are assessment bonds. In many cases, such bonds are secured by land that is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

          California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, although typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event that the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August 1998 which reconfirmed the legality of these financing methods.

          Other Considerations. The repayment of industrial development securities secured by real property may be affected by State laws limiting foreclosure rights of creditors. Securities backed by healthcare and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

     LEGAL PROCEEDINGS

          The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

     OTHER CONSIDERATIONS

          Numerous other factors may adversely affect the State and municipal economies. For example, reductions in federal funding could result in the loss of federal assistance otherwise available to the State. In addition, natural disasters, such as earthquakes, droughts and floods have caused substantial damage to parts of California or have harmed the State economy, and the possibility exists that another natural disaster could create a major dislocation of the California economy.


     SPECIAL CONSIDERATIONS RELATING TO MINNESOTA MUNICIPAL SECURITIES


     The following information is a brief summary of certain factors affecting the economy and the fiscal situation of the State of Minnesota (the "State"), and it does not purport to be a complete description of such factors. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of the State and releases issued by the Minnesota Department of Finance; the information has not been updated, however, from that provided by the State, and it will not be updated during the year. The Hartford Mutual Funds II, Inc. has not independently verified the information.


     Minnesota's constitutionally prescribed fiscal period is a biennium, and the State operates on a biennial budget basis. Legislative appropriations for each biennium are prepared and adopted during the final legislative session of the immediately preceding biennium. Each biennium ends on June 30 of an odd-numbered year and includes two fiscal years, each beginning on July 1 and ending on June 30. Prior to each fiscal year of a biennium, the state's Department of Finance allots a portion of the applicable biennial appropriation to each agency or other entity for which an appropriation has been made. An agency or other entity may not expend monies in excess of its allotment. If revenues are insufficient to balance total available resources and expenditures, the State's Commissioner of Finance, with the approval of the Governor, is required to reduce allotments to the extent necessary to balance expenditures and forecast available resources for the then current biennium. The Governor may seek legislative action when a large reduction in expenditures appears necessary, and if the State's legislature is not in session the Governor is empowered to convene a special session.

     There are no constitutional or statutorily provisions which would impair the ability of Minnesota municipalities to meet their bond obligations if the bonds have been properly issued.



     Economic forecasts released by the Minnesota Department of Finance are based upon national economic forecast models provided by Minnesota's national economic consultant, Global Insight Incorporated ("GII"). No Minnesota-specific forecast is used. The GII baseline forecast is then reviewed by Minnesota's Council of Economic Advisors and their findings are released in economic reports. The most recent economic forecast was released in February 2006. The forecast provides revised revenue and expenditure estimates for the current biennium (FY 2006-07) based on the most recent information about the national and State economic outlook.






     The February 2006 baseline forecast expected the U.S. economy to show strong growth in 2006, with a modest slowing in 2007. The consensus forecasts call for economic growth rates near 3% through the end of the biennium. The usual caveats regarding the absence of a major geo-political event remain in effect, and there is increasing concern that inflation might be worse than projected, forcing the Fed to push interest rates substantially higher. Some also are concerned about the possible negative impacts of an untidy ending to an apparently frothy housing market. But, absent a major geo-political shock accompanied by a dramatic surge in energy prices, an economic downturn seems unlikely. Nonetheless, the economy faces several legitimate short-term concerns that could potentially contribute to weaker real gross domestic product ("GDP") growth in 2007. The February 2006 baseline forecast from GII, the scenario GII considered to be the most likely at the time it was made, was the baseline for the February 2006 revenue and expenditure forecast. GII estimated potential GDP growth at 3.3% over the 2004 to 2007 period. Forecast growth rates for 2005 through 2007 are more or less consistent with the potential rate of growth. Inflation, as measured by the implicit price deflator for GDP, is expected to be moderate. The Blue Chip consensus forecast calls for real growth rates of 3.3% in 2006 and 3.1% in 2007.



     Generally, the structure of Minnesota's economy parallels the structure of the United States economy as a whole. Economists from the Minnesota Department of Finance note that national economic growth will not translate directly into economic activity in Minnesota. According to the February 2006 Economic Forecast released by the Minnesota Department of Finance, the State's income and employment growth will continue at a slower pace than the national averages for the FY 2006-07. In the four years since the end of the recession, payroll employment has increased by just 2.3%. During the second half of 2005, Minnesota payroll employment grew at an annual rate of just 0.4%. U.S. payroll employment, even with the disruptions from the hurricanes along the Gulf Coast, grew nearly twice as fast. Minnesota's population is growing slightly more slowly than the national average, but differences in population growth alone are not sufficient to explain the slower job growth. Labor force participation rates have also fallen slightly, particularly among teenagers. These data suggest that there has been some consolidation in the number of jobs, with the number of hours worked remaining constant, even though fewer are employed. Those explanations help explain the longer term trends, but are not satisfactory explanations of the stagnant labor market observed in the last half of 2005.



     On a positive note, during 2004 and 2005 Minnesota's unemployment rate was generally less than the national unemployment rate, averaging 4.6% in 2004 as compared to the national average of 5.6%. In the first 5 months of 2006, Minnesota's unemployment rate averaged 4.4% as compared to the national average of 4.8%. Furthermore, gross state product ("GSP") continues to be above the national average. Real GSP is an inflation-adjusted measure of each state's gross product that is based on national prices for the goods and services produced within that state. The U.S. Department of Commerce Bureau of Economic Analysis recently released data indicating that during the 1997-2004 period, real inflation adjusted GSP growth in Minnesota averaged 3.3% of average annual growth. Minnesota ranked 18th among states in real GSP growth rates for that period. In 2005 Minnesota had a per capita personal income ("PCPI") of $37,373. This PCPI was approximately 108% of the national average, $34,586.



     Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. According to the economic forecast released by the Minnesota Department of Finance in February, general fund resources for FY 2006-07 are currently projected to total $31.404 billion, $818 million (2.7%) more than the June 30, 2005 end-of-session estimates. Minnesota's financial outlook for FY 2006-07 has improved slightly since the November 2005 Economic Forecast. The forecast balance is now $181 million. The revenue forecast for the current biennium is up by $124 million. The forecast for five major taxes increased by just $14 million. Changes in forecasts for other taxes and non-tax revenue sources accounted for the majority of change in revenue. The largest changes came in higher forecasts for receipts from the mortgage taxes, the estate tax, investment income, fees, payments from the tobacco settlement and all other non-dedicated revenues. Projected spending fell by $57 million. Under current State law, $93 million of the projected balance is used to complete the buyback of the remaining portion of the education accounting shifts enacted in 2002 and 2003. The $93 million will be added to K-12 education aids spending for the biennium, reducing the recognition percentage from 10.8% to zero. After the shift buyback, an $88 million balance remains in the general fund. An additional $317 million remains in the Tax Relief Account.






     General fund reserves remain unchanged from the November forecast with the cash flow account at $350 million and the budget reserve at $653 million. Forecast spending for the biennium is now expected to be $31.296 billion, $57 million (0.2%) less than that projected in November 2005. Individual income tax receipts for the 2006-07 biennium are now forecast to total $13.618 billion, down $129 million from November's estimate. Net sales tax collections for the 2006-07 biennium are now expected to reach $9.114 billion, $2 million less than that forecast in November. Net corporate franchise tax recepts during the 2006-07 biennium are now estimated to total $1.842 billion, $161 million (9.6%) more than that forecast in November, even though the Minnesota's Department of Revenue had indicated in 2005 that a decrease in net corporate income tax receipts was probable for the 2006-07 biennium due to a recent Minnesota Supreme Court decisions against Hutchinson Technology Inc., a Minnesota- based computer parts manufacturer. The decision, which dealt with out-of-state businesses and tax collection, reduced the projected corporation tax revenue forecast by $232 million.



     The February 2006 revenue planning estimates for the 2008-09 biennium project general fund current resources to total $33.315 billion, an increase of $1.911 billion (6.1%) over February's forecast for 2006-07 biennial general fund revenues, and net non-dedicated revenues to reach $32.520 billion, $2.069 billion more than is now forecast for 2006-07. Receipts from the five major taxes are projected to grow by 8.5% from the levels forecast for the 2006-07 biennium. Individual income tax receipts are up 12.1% and net sales tax receipts by 5.9%. February's general fund revenue planning estimates for the 2008-09 biennium are $140 million (0.4%) less than was projected in November. Estimates of future individual income tax receipts, sales tax receipts and motor vehicle sales tax receipts were all reduced from November's level. Those revenue reductions were partially offset by a further improvement in the outlook for corporate franchise tax receipts. Planning estimates for the next biennium, based on the February 2006 forecast adjusted for legislative action, indicate that there will be a structural balance of $628 million, meaning that projected total revenues, excluding any balances carried forward, would exceed total expenditures based on current law. The structural balance is does not take into account a proposed constitutional amendment that was passed in November 2006. The amendment will phase in dedication of the remaining 46% of motor vehicle sales taxes currently deposited in the general fund for transportation purposes. This provision will reduce the general fund revenue for the next biennium by $172 million. While wage and price inflation is included in revenue planning estimates for the next biennium, State law prohibits including a general inflation adjustment for projected expenditures. A general inflation adjustment of 1.9% and 2% for fiscal years 2008 and 2009, respectively, applied to total project spending, would add $954 million to expenditures for the next biennium.



     Minnesota is party to a variety of civil actions that could adversely affect the State's general fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in State budget forecasts may create additional budgetary pressures. In the February 2006 forecast, GII cautions that the revenue planning estimates are only a guide to the level of future revenues, they are not a guarantee. GII assigns a probability of 55% to their baseline forecast for Minnesota. Their more pessimistic scenario containing more inflation and slower growth, but no recession, is assigned a 25% probability. A more optimistic scenario in which everything goes right and productivity growth continues very strong received a 20% probability. Members of Minnesota's Council of Economic Advisors agreed that Global Insight's baseline forecast was consistent with the consensus short term outlook for the U.S. economy. Council members were a little more nervous than GII about the inflation outlook over the next 18 months, but there was a general agreement with the baseline forecast for real growth. Council members were split on whether the short term forecast was more likely to be too optimistic or too pessimistic.



     State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota, so State budgetary difficulties may have substantial adverse effects on such local government units. Generally, the State has no obligation to make payments on local obligations in the event of a default. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of the designated revenue source or the financial conditions of the underlying obligor. Accordingly, factors in addition to the State's financial and economic condition will affect the creditworthiness of Minnesota Municipal Bonds that are not backed by the full faith and credit of the State. Even with respect to revenue obligations, no assurance can be given that economic or other fiscal difficulties impacting State and local government finances will not adversely affect the ability of the respective obligors to make timely payment of the principal and interest on Minnesota Municipal Bonds that are held by the Tax-Free Minnesota Fund or the Tax-Free National Fund or the value or marketability of such obligations.


     Certain Minnesota tax legislation and possible future changes in federal and State income tax laws, including rate reductions, could adversely affect the value and marketability of Minnesota Municipal Bonds that are held by Tax-Free Minnesota Fund and Tax-Free National Fund. See "Taxes."

     SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL SECURITIES


     GENERAL

     The following information is a brief summary of certain factors affecting the economy and the fiscal situation of The State of New York and New York City (for purposes of this section only, sometimes referred to as the "State" and the "City," respectively), and it does not purport to be a complete description of such factors. Such information constitutes only a brief summary, does not purport to be a complete description and is based upon information obtained from New York State, certain of its Authorities, the City and certain other localities, as publicly available on the date of this SAI. Such information is subject to change resulting from the issuance of quarterly updates to the State's Annual Information Statement; the information has not been updated, however, and it will not be updated during the year. There can be no assurance that such changes may not have adverse effects on the State's or the City's cash flow, expenditures or revenues. The Hartford Mutual Funds, Inc. has not independently verified the information. For purposes of this section only, The Hartford Tax-Free New York Fund may be referred to as the "Fund."

     Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on New York State securities owned by the Fund. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of New York State, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by New York State.

     New York State is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. Since 2003, Federal and State government employment and wage statistics are being reported in accordance with the new NAICS industrial classification system.


     The September 11th terrorist attack had a more severe impact on the New York economy than on any other state. New York City is still recovering from the severity of the blow. However, there is evidence that the State economy has emerged from recession and that the State's current economic expansion, estimated to have begun in August 2003, will be sustainable. The most recent data continue to indicate that the State's economic momentum peaked during the first half of 2005, presaging the current national slowdown. Because of the State's position as a financial market capital, the State economy was expected to be more sensitive to the Federal Reserve's ongoing policy of monetary tightening than the economies of other states. While the health, education, professional and business services, and tourism sectors are expected to continue to lead State economic growth, the overall pace of growth is expected to slow going forward. Total State employment is projected to have grown 0.8% in 2006, followed by growth of 0.7% in 2007. Private sector employment growth is projected to slow to 0.8% in 2007, following growth of 1.0% for this year. Consequently, the State's Division of the Budget ("DOB") projects growth in State wages to slow from 6.3% in 2006 to 5.5% in 2007. Similarly, growth in total State personal income is now projected to slow to 5.4% for 2007 from 5.8% in 2006. The securities industry continues to be of vital importance to the State. Although the industry accounts for only 2.2% of all jobs in the State, it provides 11.2% of the wages paid. As the securities industry has emerged from its recent bear market, incomes--and most notably year-end bonuses--have risen sharply. Bonuses are now at record highs, having exceeded prior peak levels in 2000 when the downturn in the financial markets began. Per person personal income was much higher in downstate counties than the rest of the State in 2006, reflecting the higher wages and salaries paid by jobs in the downstate region. The rate of job growth in New York City (1.4%) exceeded the rates in other regions and in the State overall. The State's per person employment, wage, and total personal income continues to be higher than the country average, ranking fifth highest nationwide. The unemployment rate is projected to fall to 4.9% in 2006, as compared to 5.0% in 2005. It is projected to rise to 5.2% in 2007.

     The risks to New York's economic forecast are substantial. Interest rate risk and equity market volatility pose a particularly large degree of uncertainty for the State. Although it is DOB's view that the Federal Reserve's cycle of monetary tightening has ended, the effects of past interest rate increases continue to pose a risk to financial sector profits, particularly if IPO and merger and acquisition activity fall off more than anticipated. Lower than expected securities industry profits could result in lower bonus and wage income, the effects of which would ripple through the downstate regional economy. In addition, should the State's real estate market cool more rapidly than anticipated, household consumption and taxable capital gains realizations could be negatively affected. A return to last summer's high energy prices poses a particular risk to the State's tourism sector. In contrast, should the national and world economies grow faster than expected, an upturn in equity markets and other financial market activity could result in higher wage and bonus growth than projected. In addition, stronger growth in U.S. corporate profits could boost State employment growth beyond current expectations.



     General Fund receipts, including transfers from other funds, are projected to total $51.2 billion in fiscal year 2007-08, an increase of $4 million from fiscal year 2006-2007. The similarity is mainly due to significant tax reductions enacted in 2006. Receipts are projected to grow by more than $1.8 billion in 2008-09 to total nearly $53 billion. The estimated growth in underlying tax receipts for 2006 through 2008 is consistent with average historical growth during the mature stages of economic expansion.



     Legislation enacted in 2003 currently requires the Local Government Assistance Corporation ("LGAC") to certify $170 million annually to provide an incentive for the State to seek an annual appropriation to provide local assistance payments to New York City or its assignee. The Legislature rejected the Executive Budget proposal to provide fiscal relief to New York City in a less costly way than having the State Tax Asset Receivable Corporation ("STARC") issue bonds to stretch out existing New York City debt from the 1970s to 2034 at an estimated cost of $5.1 billion. On March 31, 2006, LGAC certified the release of $170 million to be paid to New York City.


     In May 2004, LGAC amended its General Bond Resolution and General Subordinate Lien Bond Resolution to make clear that any failure to certify or make payments to the City or its assignee has no impact on LGAC's own bondholders; and that, if any such act or omission were to occur with respect to any possible bonds issued by New York City or its assignees, that act or omission would not constitute an Event of Default with respect to LGAC bonds. In June 2004, LGAC's Trustee, The Bank of New York, notified LGAC's bondholders of these amendments.


     GAAP BASIS FINANCIAL PLANS



     DOB prepares the General Fund and All Governmental Funds Financial Plans (the "Financial Plans") on a Generally Accepted Accounting Principles ("GAAP") basis in accordance with Governmental Accounting Standards Board ("GASB") regulations. The Financial Plans are based on the accounting principles applied by the State Comptroller in the financial statements issued for 2005-06. In 2006-07, the General Fund Financial Plans project total revenues of $43.4 billion, total expenditures of $51.8 billion, and net other financing sources of $7.5 billion, resulting in an operating deficit of roughly $800 million and a projected accumulated surplus of $1.4 billion. The operating results primarily reflect the 2006-07 cash-basis surplus, the impact of enacted tax reductions on revenue accruals, and a partial use of the 2005-06 surplus to support 2006-07 operations.






     The Financial Plans for 2005-06 showed the State in a net positive overall asset condition of $49.1 billion. The net asset condition does not reflect liabilities for retiree health care costs that will be reported starting with the 2007-08 Financial Plans under a new accounting rule -- Governmental Accounting Standards Board Statement 45 ("GASB 45"). The State continues to review a preliminary report prepared by the State's consultants. The report indicates that as of April 1, 2006 the State's total unfunded long-term liability could be roughly $47 billion based on several actuarial cost methods, or up to $54 billion based on one method, with the liability amortized over a period of up to 30 years. Beginning with the fiscal year ending March 31, 2008, the total unfunded liability will be disclosed in the footnotes to the financial statements as a long-term obligation, but only the annual amortized value (currently projected at roughly $2.7 billion beyond the current pay-as-you-go amounts of $1 billion based on several actuarial methods and $5.1 billion based on one method) would be recognized in the financial statements.



     FINANCIAL PLANS FOR PRIOR FISCAL YEARS


     The Comptroller prepares general purpose financial statements on a GAAP basis for governments as promulgated by the Governmental Accounting Standards Board. The statements, released in July each year, contain a Combined Balance Sheet and Combined Statement of Revenues, Expenditures and Changes in Fund Balances. These statements are audited by independent certified public accountants. The Comptroller also prepares and issues a Comprehensive Annual Financial Report, which includes a financial overview, the general purpose financial statements, individual fund combining statements, and a statistical section.


     Both the Basic Financial Statements and Comprehensive Annual Financial Reports for prior fiscal years can be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236 or at the Office of the State Comptroller website at www.osc.state.ny.us.



     FISCAL YEAR 2005-06 FINANCIAL PLANS



     In September 2006, the State Comptroller released the State's Comprehensive Annual Financial Report, prepared in accordance with GAAP, for fiscal year 2005-06. The financial statements for fiscal year 2005-06 reflect the implementation of Governmental Accounting Standards Board Statement 34 ("GASB 34").



     NET ASSETS. The State reported net assets of $49.1 billion, which reflects the State's investment in its capital assets. The $49.1 billion was comprised of $62.1 billion in capital assets reported net of related debt, and $7.3 billion in restricted net assets offset by an unrestricted net assets deficit of $20.3 billion. Net assets reported for governmental activities increased by $4.8 billion from a year ago, from $41.2 billion to $46.0 billion.



     Unrestricted net assets, the part of net assets that can be used to finance day to day operations without constraints established by debt covenants, enabling legislation, or other legal requirements, had a deficit of $20.3 billion as of March 31, 2006. The deficit in unrestricted governmental net assets arose primarily because of the issuance of debt for purposes not resulting in a capital asset related to governmental activities. Such outstanding debt included securitizing the State's future Tobacco Settlement Receipts ($4.3 billion); eliminating the need for seasonal borrowing by the Local Government Assistance Corporation ($4.3 billion); local highway and bridge projects ($3.1 billion); local mass transit projects ($2.3 billion); and a wide variety of grants and other expenditures not resulting in governmental capital assets ($720 billion). This deficit in unrestricted net assets of governmental activities can be expected to continue for as long as the State continues to have obligations outstanding for purposes other than the acquisition of governmental capital assets.

     Net assets for the State's business -type activities increased by 18.6%, from $2.6 billion in 2005 to $3.1 billion in 2006. The increase in net assets for business -type activities was caused primarily by employer contributions and other revenues exceeding unemployment benefit payments for the Unemployment Insurance Fund ($534 million), SUNY and CUNY Senior College operating revenues and State support exceeding operating expenses ($29 million and $2 million, respectively), and offset by lottery losses of $74 million. As of June 30, 2005, $7.8 billion in debt had been issued and was outstanding to finance capital assets of the State's colleges and universities.



     The State's total revenues for governmental activities of $107.4 billion exceeded its total expenses of $101.1 billion by $6.3 billion. However, the amount that taxpayers ultimately financed for activities through State taxes and other State revenue was $59.1 billion, including education aid transfers from the State lottery of $2.2 billion, grants and contributions of $36.6 billion, and revenues derived by those who directly benefited from the programs of $11.7 billion. Overall, the State's governmental program revenues, including intergovernmental aid, fees for services and capital grants were $48.3 billion in 2006. The State paid for the remaining "public benefit" portion of governmental activities with $54.3 billion in taxes and $4.7 billion in other revenues including investment earnings.



     BUSINESS -TYPE ACTIVITIES. The cost of all business -type activities this year was $15.7 billion. The amount that taxpayers ultimately financed for activities reported as transfers was $449 million because some activity costs were paid by: those directly benefiting from the programs ($10 billion), grants and contributions ($5.1 billion) and other miscellaneous revenue ($632 million). The increase in charges for services revenues was primarily caused by increases in Lottery ticket sales and tuition paid by out of state residents and an increase in student enrollment.



     STATE FUNDS. The State uses fund accounting to ensure and demonstrate compliance with legal and finance related requirements. As the State completed the year, its governmental funds reported a combined fund balance of $12.2 billion. Included in this year's total change in fund balance is an operating surplus of $1.6 billion in the State's General Fund. The General Fund operating surplus is attributable to several factors including an increase of $2.6 billion in personal income tax revenue, a $1 billion increase in business and other taxes and a $1 billion increase in miscellaneous revenues, offset by a $234 million decline in consumption and use tax revenue. Much of the increase in tax revenues is related to improvement in the national economy and tax increases enacted for personal income and sales taxes. The improvement in the national economy favorably affected the State's economy in the form of job growth, increased business profitability and increased consumer spending. The increase in General Fund revenues was offset by a $3.2 billion increase in expenditures. Local assistance expenditures increased by nearly $2.3 billion due primarily to increased spending for medical assistance and income maintenance programs. State operations increased by $963 million primarily due to negotiated salary increases, increased health insurance costs and employer pension costs.



     The State ended the 2005-06 fiscal year with a General Fund accumulated balance of $2.2 billion. The increase of the fund balance is primarily due to an increase in tax revenues as a result of an increase in the personal income tax rate and an improving State economy.



     CAPITAL ASSETS. As of 2006, the State had $84.9 billion invested in a broad range of capital assets, including equipment, buildings, construction in progress, land preparation and infrastructure which includes such assets as roads and bridges. This amount represents a net increase (including additions and deductions) of $745 million over last year.



     The State-owned roads and bridges that are maintained by the Department of Transportation are being reported using the modified approach. As allowed by the reporting provisions of GASB 34, infrastructure assets that meet prescribed criteria do not have to be depreciated but must be maintained at levels defined by State policy. The State is responsible for maintaining more than 42,495 lane miles of highway and 7,809 bridges. Capital spending for highway and bridge maintenance and preservation projects was approximately $1.2 billion in 2006.



     The State's 2006-2007 fiscal year capital budget calls for it to spend another $6.1 billion for capital projects, of which $3.5 billion is for transportation projects. To pay for these capital projects the State plans to use $204 million in general obligation bond proceeds, $3.1 billion in other financing arrangements with public authorities, $1.8 billion in Federal funds and $1 billion in funds on hand or received during the year.

     DEBT ADMINISTRATION. The State has obtained long -term financing in the form of voter approved General Obligation debt (voter approved debt) and other obligations for which voter approval is not needed and has not otherwise been sought (non-voter approved debt). One minor exception, Equipment Capital Leases and Building Capital Leases, which represent $369 million as of March 31, 2006, do not require Legislature or voter approval. The State administers its long -term financing needs as a single portfolio of State supported debt that includes general obligation bonds and other obligations of both its governmental activities and business -type activities. Most of the debt reported under business -type activities, all of which was issued for capital assets used in those activities, is supported by payments from resources generated by the State's Governmental Activities; thus, it is not expected to be repaid from resources generated by business-type activities. The State finance law allows for the bonded portion of this single combined debt portfolio, which includes debt reported in both governmental and business -type activities combined, to include debt instruments, which result in a net variable rate exposure in an amount that does not exceed 15% of total outstanding State supported debt, and interest rate exchange agreements (Swaps) that do not exceed 15% of total outstanding State supported debt. At March 31, 2006, the State had $2.1 billion in State supported (net) variable rate bonds outstanding and $6.0 billion in interest rate exchange agreements, where the State issues variable rate bonds and enters into a swap agreement that converts the rate effectively to a fixed rate. Also as of this date, variable rate bonds, net of those subject to fixed rate Swaps, were equal to 5.1% of the State supported bonded debt portfolio, and total Swap agreements of $6 billion equaled 14.5% of the total portfolio of bonded State supported debt. In addition, the State had $2.4 billion in convertible bonds that, at various dates in the future, can remain in a fixed rate mode, at net fixed rates to be established at future mandatory tender dates, or convert to a variable rate.



     As of March 31, 2005, the State had $47.1 billion in bonds, notes and other financing agreements outstanding compared with $47.5 billion last year, an decrease of $442 million. During fiscal year 2005-06, the State issued $5.7 billion in bonds, of which $3.7 billion were for refunding and $2 billion were for new borrowing.



     2006-07 FINANCIAL PLAN



     The State's Financial Plan forecasts receipts and disbursements for the fiscal year. The Financial Plan is included in the enacted budget (the "Enacted Budget Financial Plan") and is revised quarterly during the year as required by the State Finance Law. The quarterly revisions update the Financial Plan to reflect variations in actual spending and receipts from the amounts initially estimated in the Enacted Budget Financial Plan. On May 12, 2006, DOB issued the Enacted Budget Financial Plan for the 2006-07 fiscal year. DOB issued the mid-year update to the Financial Plan on October 30, 2006 (the "Mid-Year Update").



     In the Enacted Budget Financial Plan, DOB projects General Fund receipts of $50.9 billion in fiscal year 2006-07, an increase of $3.7 billion from the prior fiscal year. In addition, DOB projects General Fund disbursements of $50.8 billion in the 2006-07 fiscal year, an increase of $4.6 billion from fiscal year 2005-06. DOB projects a change of $17 million in fund balances in the 2006-07 fiscal year. At the beginning of the 2006-07 budget cycle, the State faced potential General Fund budget gaps of $5.5 billion in 2007-08 and $6.1 billion in 2008-09. The recurring savings proposed in the 2005-06 Executive Budget reduced the gaps to $1.8 billion in both years.

     General Fund receipts in 2007-08 are projected to increase by $495 million from the current fiscal year. Spending is expected to increase by $2.5 billion in fiscal year 2008-09. Medicaid growth of $2.1 billion is primarily attributable to the increasing cost of providing health care services, as well as the rising number of recipients and corresponding increases in medical service utilization. In addition, school aid spending is expected to increase by $558 million and State operations spending is anticipated to grow by $161 million in 2007-08.



     DOB projects that All Governmental Funds spending, which includes federal grants, will total $112.4 billion in 2006-07, an increase of $8.1 billion from the 2005-06 fiscal year.






     RESERVES/GENERAL FUND CLOSING BALANCE. The Enacted Budget Financial Plan projects a closing balance in the General Fund of $3.27 billion in 2006-07. The Mid-Year Update projects a closing balance of $3.12 billion, a reduction of $150 million in the General Fund. The closing fund balance is comprised of $1.025 billion in the permanent rainy day fund (the Statutory Rainy Day Reserve Fund), $21 million in the Contingency Reserve Fund, and $276 million in the Community Projects Fund.


     AUTHORITIES AND LOCALITIES

     METROPOLITAN TRANSPORTATION AUTHORITY

     The State Comptroller's Report on the Metropolitan Transit Authority ("MTA") issued on September 26, 2006 notes that, despite a record surplus in 2005, the MTA projects budget gaps of $875 million, $1.3 billion, $1.8 billion and $2.2 billion in years 2007 through 2010, respectively. Despite a significant increase in State aid and a tax revenue windfall from the real estate boom, these gap estimates are virtually the same size as those projected by the MTA 18 months ago because new spending needs have not been contained or offset with cost savings from management improvements. In its July 2006 Financial Plan (the "July Plan"), the MTA proposed a gap-closing program that relies heavily on prior-year cash surpluses to balance the 2007 budget and fare and toll increases and service cuts to narrow the gaps in subsequent years.



     The proposed 5% fare and toll increases would be implemented on January 1, 2007 and would be in addition to a 25% increase in subway, bus, and commuter rail fares and bridge and tunnel tolls and a 5% increase in such fares and tolls implemented in 2003 and 2005. The Comptroller's report issued on May 10, 2006 predicted, however, that favorable financial developments would permit the MTA to forgo the planned fair and toll increases. On September 20, 2006 the MTA Chairman announced that he would oppose service cuts or fare increases in 2007 because revenue collections in 2006 have been better than anticipated. The Comptroller's September report finds that the 2006 surplus will likely be $140 million higher than projected by the MTA in the July Plan.



     The Comptroller's September report also concludes that the MTA's reliance on debt to finance its capital program is placing extraordinary pressure on the operating budget and is the primary reason for the out-year budget gaps. By 2010, debt service is projected to increase by 86% from the 2005 level, and this growth accounts for more than 40% of the projected operating budget gaps.

In addition, a number of capital projects, such as East Side Access, the Fulton Street Transit Center, the South Ferry Terminal and the Long Island Rail Road Signal Program are over budget and behind schedule.



     Under New York State law, subject to annual appropriation, the MTA receives operating assistance through dedicated taxes under the Dedicated Mass Transportation Trust Fund ("MTTF") and Metropolitan Mass Transportation Operating Assistance Fund ("MMTOA"). The MTTF receipts consist of a portion of the revenues derived from certain business privilege taxes imposed by the State on petroleum businesses, a portion of the motor fuel tax on gasoline and diesel fuel, and a portion of certain motor vehicle fees, including registration and non-registration fees. MMTOA receipts are comprised of 3/8 of 1% of the regional sales tax (increased on June 1, 2005 from 1/4 of 1%), a temporary regional franchise tax surcharge, a portion of taxes on certain transportation and transmission companies, and an additional portion of the business privilege tax imposed on petroleum businesses.



     Tax revenues are projected to average $3 billion annually during the financial plan period and account for almost one third of MTA revenues. These resources come from a 0.125% increase in the sales tax rate, a 20% increase in the mortgage recording tax rate in the 12-county MTA transportation district, higher motor vehicle fees, and a statewide transportation bond act. The new resources have enabled permit restoration, modernization, and network expansion projects for the MTA's capital program for 2005-2009 to move forward. The report noted that the MTA is expected to issue $9.3 billion in "new money" bonds to help finance the 2005-2009 capital program.



     Although ridership growth has lagged behind the projections made by the MTA at the beginning of the year, mass transit use grew by 1.1% during the first seven months of 2006. Bridge and tunnel crossings were projected to decline slightly in 2006 because of higher gasoline prices, and then increase at an average annual rate of only 0.3% during the balance of the Financial Plan period as compared to the same period in 2004.



     NEW YORK CITY



     As required by law, the City prepares a four -year annual financial plan (the "Financial Plan"), which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap -closing programs for years with projected budget gaps. The City's current Financial Plan projects a balanced budget in the 2006 and 2007 fiscal years and budget gaps for each of the 2008 through 2010 fiscal years.






     Implementation of the Financial Plan is dependent upon the City's ability to market its securities effectively. Implementation of the Financial Plan is also dependent on the ability to market the securities of other financing entities, including the New York City Municipal Water Finance Authority (the "Water Authority") and the New York City Transitional Finance Authority ("TFA"). In addition, the City may issue revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, Water Authority, TFA and other bonds and notes will be subject to prevailing market conditions. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.



     For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be delays or reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the federal budget negotiation process could result in a reduction or a delay in the receipt of federal grants which could have adverse effects on the City's cash flow or revenue.

     The City's four-year financial plan for fiscal years 2006-2009, submitted on July 6, 2005, was most recently revised by the November 2005 Financial Plan. Although the July 2005 plan projected budget gaps for fiscal years 2007 and 2008 of $4.5 billion each, the November 2005 Financial Plan projects a $1.7 billion surplus for fiscal year 2006. This number is based in part on a revised revenue forecast that is $2 billion higher than assumed in the July 2005 plan. These additional resources will allow the City to offset unanticipated costs associated with recent labor agreements, and to reduce the fiscal year 2007 budget gap from $4.5 billion to $2.3 billion. Despite the substantial improvement in the City's short-term fiscal outlook, however, the budget gaps for fiscal years 2008 and 2009 remain essentially unchanged from the July forecast, at about $4 billion.



     For the 2005 fiscal year, the City's General Fund had an operating surplus of $3.534 billion, before discretionary transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers. The 2005 fiscal year is the twenty-fifth consecutive year that the City has achieved balanced operating results when reported in accordance with GAAP.



     The City's expenses and capital budgets for the 2006 fiscal year were adopted on June 30, 2005. The Financial Plan, which was consistent with the City's expenses and capital budgets as adopted for the 2006 fiscal year, projected revenues and expenditures for the 2006 fiscal year balanced in accordance with GAAP, and projected gaps of $4.5 billion, $4.5 billion and $3.9 billion for fiscal years 2007 through 2009, respectively.



     In July 2006, the City submitted to the Control Board the Financial Plan for the 2006 through 2010 fiscal years. The Financial Plan reflects changes as a result of the City's expense and capital budgets for the 2007 fiscal year. The Financial Plan is a modification to the July 2005 Financial Plan, as subsequently modified by the financial plans submitted to the Control Board on November 22, 2005, February 1, 2006 and May 5, 2006. The Financial Plan projects revenues and expenses for the 2006 and 2007 fiscal years balanced in accordance with GAAP, and projects gaps of $3.8 billion, $4.6 billion and $4.1 billion in fiscal years 2008 through 2010, respectively, after implementation of a gap-closing program described below.



     The Financial Plan reflects increases in projected net revenues since the July 2005 Financial Plan totaling $3.4 billion, $2.6 billion, $2.4 billion and $1.7 billion in fiscal years 2006 through 2009, respectively. Changes in projected revenues in fiscal years 2006 through 2009, respectively, include the following: (i) increases in projected net tax revenues of $4.0 billion, $2.3 billion, $1.8 billion and $1.8 billion, resulting primarily from increases in projected real estate transaction, personal income and business tax revenues, offset by decreases in real estate tax revenues; and (ii) increases in non-tax revenues of $357 million, $611 million, $98 million and $94 million. Changes in projected revenues also include the following: (i) decreases of $81 million in fiscal year 2006 and $223 million in each of fiscal years 2007 through 2009 as a result of changes in State funding methods for certain mental health services, fully offset by lowered expenditures for such services, and an addition to the disallowance reserve of $235 million in fiscal year 2006 to reflect ongoing audits of Medicaid reimbursements received by the Department of Education ("DOE"); (ii) a decrease in other tax revenues of $350 million reflecting retention by the TFA of personal income tax revenues in fiscal year 2006 to pay TFA debt otherwise maturing in fiscal year 2008, which increases personal income tax revenues by $16 million in fiscal year 2007 and $350 million in fiscal year 2008; and (iii) decreases in miscellaneous revenues of $454 million and $22 million in fiscal years 2008 and 2009, respectively, as a result of the delayed release and the receipt of additional TSRs.



     The Financial Plan also reflects, since the July 2005 Financial Plan, a decrease in projected net expenditures totaling $78 million in fiscal year 2006 and increases in projected net expenditures totaling $2.2 billion, $1.7 billion and $2.3 billion in fiscal years 2007 through 2009, respectively. Increases in projected expenditures since the July 2005 Financial Plan include: (i) increased labor costs reflecting settlements of labor negotiations, provision for similar increases for collective bargaining units not yet settled and subsequent increases in the out-years of the Financial Plan, totaling $669 million, $1.2 billion, $1.5 billion and $1.7 billion in fiscal years 2006 through 2009, respectively; (ii) increased energy costs of $60 million, $164 million, $186 million and $181 million in fiscal years 2006 through 2009, respectively; (iii) additional payments to the New York City Health and Hospitals Corporation ("HHC") of $390 million in fiscal year 2006 and $9 million in fiscal year 2009;
(iv) increased education expenditures of $137 million, $359 million, $328 million and $329 million in fiscal years 2006 through 2009, respectively; (v) increased agency spending of $759 million, $318 million and $310 million in fiscal years 2007 through 2009, respectively; (vi) the contribution of $1 billion in each of fiscal years 2006 and 2007 to a trust to advance-fund a portion of the future cost of health benefits for retirees; and (vii) increased funding for extended library service and youth summer jobs of $50 million in each of fiscal years 2007 through 2009. Decreases in projected expenditures since the July Financial Plan include: (i) a one-time decrease in Medicaid expenses of $450 million due to a change in accrual methods for Medicaid payments beginning in fiscal year 2006; (ii) decreased HHC-related expenditures of $119 million and $81 million in fiscal years 2007 and 2008; (iii) decreases in debt service costs of $150 million, $184 million, $176 million and $158 million in fiscal years 2006 through 2009, respectively; (iv) decreased agency spending of $34 million in fiscal year 2006; and (v) a reduction in prior year payables of $400 million and a reduction in the general reserve of $260 million in fiscal year 2006. The Financial Plan also reflects increases in State education aid of $35 million, $300 million, $337 million and $337 million in fiscal years 2006 through 2009, respectively. In addition, the Financial Plan reflects decreased pension contributions of $924 million and $567 million in fiscal years 2006 and 2007, respectively, and increased pension contributions of $165 million and $465 million in fiscal years 2008 and 2009, respectively, as a result of recently-enacted changes in actuarial assumptions and funding methodologies. The Financial Plan includes the proposed prepayment in fiscal year 2006 of $3.8 billion in debt service and other payments otherwise due in fiscal year 2007.



     The Financial Plan also reflects recent legislation that will provide State funding for the City's current five-year educational facilities capital plan in the amount of $6.5 billion. This includes $1.8 billion to be provided in the form of grants from the State as well as $4.7 billion of debt to be issued by the TFA that is expected to be paid from increased State aid to education. The Financial Plan does not reflect recent legislation authorizing the issuance of an addition $2 billion in bonds by the TFA for general City capital purposes.



     In addition, the Financial Plan sets forth a gap-closing program to eliminate the previously projected gap for the 2007 fiscal year and to reduce previously projected gaps for fiscal years 2008 and 2009 through reduced agency expenditures or increased revenues totaling $254 million, $283 million, $212 million and $211 million in fiscal years 2006 through 2009, respectively.



     The Financial Plan also reflects the $256 million cost in each of fiscal years 2008 and 2009 of the proposed extension of the property tax rebate for homeowners, which requires State legislative and City Council approval.



     The Financial Plan includes funding for all labor contract settlements in the 2002-2005 round of collective bargaining covering the vast majority of City employees. The Financial Plan also makes provision for wage increases, for all collective bargaining units not yet settled, consistent with the patterns established in the 2002-2005 round of collective bargaining. The Financial Plan makes provision for a fourth contract year with a 3.15% wage increase in that year and makes provision for 2% wage increases in each of the following two years and 1.25% wage increases annually thereafter for all City employees. The Financial Plan does not reflect the incremental cost associated with the recent tentative contract settlement with District Council 37 of the American Federation of Federal, State, County and Municipal Employees ("DC 37"), which covers the period from July 1, 2005 through March 2, 2008. That agreement provides for a retroactive increase of 3.15% effective July 1, 2005, followed by increases of 2% effective August 1, 2006 and 4% effective February 1, 2007. The application of the DC 27 settlement to all City employees would result in expenditures beyond those assumed in the Financial Plan of approximately $250 million, $450 million, $800 million and $950 million in fiscal years 2007 through 2010, respectively.



     The City is a leading center for the banking and securities industry, life insurance, communications, publishing, fashion design and retail fields. From 1989 to 1992, the City lost approximately 9% of its employment base. From 1993 to 2001, the City experienced significant private sector job growth with the addition of approximately 423,000 new private sector jobs (an average annual growth rate of approximately 2.0%). In 2002 and 2003, average annual employment in the City fell by approximately 108,600 and 51,800 jobs, respectively. In 2004 and 2005, average annual employment in the City increased by 18,600 and 49,000 jobs, respectively. As of June 2006, total employment in the City was approximately 3,673,700 compare to approximately 3,615,500 in June 2005, an increase of approximately 1.6%.



     In 2004, the City's service producing sectors provided approximately 2.8 million jobs and accounted for approximately 78% of total employment. Figures on the sectoral distribution of employment in the City from 1980 to 2000 reflect a significant shift to the service producing sectors and a shrinking manufacturing base relative to the nation.



     The structural shift to the service producing sectors affects the total earnings as well as the average wage per employee because employee compensation in certain of those sectors, such as financial activities and professional and business services, tends to be consideratbly higher than in most other sectors. Moreover, average wage rates in these sectors are significantly higher in the City than in the nation. In the City in 2004, the employment share for the financial activities and professional and business services sectors was approximately 28% while the earnings share for that same sector was approximately 48%. In the nation, those same service producing sectors accounted for only approximately 19% of employment and 25% of earnings in 2004. Due to the earnings distribution in the City, sudden or large shocks in the financial markets may have a disproportionately adverse effect on the City relative to the nation.

     LITIGATION. The City faces litigation on a number of fronts, particularly including the following. The City has estimated that its potential future liability on account of outstanding claims as of June 30, 2005 amounted to approximately $4.8 billion:






     The City continues to seek limitation of its liability in the Staten Island ferry accident of October 15,2003 to $14.4 million under an 1851 federal maritime law. As of November 2005, 99 cases totaling $3.4 million were settled. The City and its contractors face about $500 million in claims regarding debris removal work after the collapse of the World Trade Center on September 11, 2001. It is expected that any liability will be covered by the World Trade Center Captive Insurance Company, Inc., which was created with a $1 billion grant provided by the federal government.



     The City also faces a $214 million property damage claim by Con Edison and its insurers regarding the loss of an electrical substation when 7 World Trade Center collapsed, as well as an approximately $750 million claim for damages suffered at several different locations in the aftermath of September 11. The City filed a motion to dismiss this action, asserting that it was not responsible for the collapse. The motion was granted in January 2006. The action, however, is proceeding against other defendants, and the plaintiff intends to appeal the dismissal of its claim against the City when discovery is complete or at the conclusion of the case.



     In addition, the City faces an $800 million Article 78 proceeding and action from the United Federation of Teachers, the union that represents New York City public school teachers, alleging miscalculations resulting in underpayment of retirement benefits. The City has moved to dismiss the Article 78 proceeding and has submitted an answer in the action.


     INVERSE FLOATERS The Income Fund, Money Market Fund, Tax-Free California Fund, Tax-Free Minnesota, Tax-Free National Fund, Tax-Free New York Fund and U.S. Government Securities Fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. A Fund could lose money and its net asset value could decline if movements in interest rates are incorrectly anticipated. Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities.

          EQUITY SECURITIES Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. The Money Market Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free New York Fund and U.S. Government Securities Fund may not invest in equity securities. The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Short Duration Fund and Total Return Bond Fund have a limited ability to invest in certain types of equity securities as described below. All other Funds (except those Funds described in the two immediately preceding sentences) may invest in all types of equity securities and may invest in securities such as bonds, debentures and corporate notes which are convertible into common stock at the option of the holder. The Income Fund may invest up to 15% of its total assets in preferred stock, convertible securities, and warrants (including securities carrying warrants) to purchase equity securities or debt securities or loans. The Floating Rate Fund, High Yield Fund, Income Fund and Total Return Bond Fund may each invest up to 15% of its total assets in preferred stocks, convertible securities, and warrants (including securities carrying warrants) to purchase equity securities or debt securities or loans. The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Short Duration Fund and Total Return Bond Fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or loans or upon exercise of warrants acquired with debt securities or loans. Equity securities are subject to financial and market risks and can be expected to fluctuate in value.


     INITIAL PUBLIC OFFERINGS The prices of securities purchased in initial public offerings ("IPOs") can be very volatile. The effect of IPOs on a Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates and depreciates in value. As a Fund's asset base increases, IPOs often have a diminished effect on such Fund's performance.

     SMALL CAPITALIZATION SECURITIES Each Fund, except the Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund and U.S. Government Securities Fund, may invest in equity securities (including securities issued in initial public offerings) of companies with smaller market capitalizations. Because the issuers of small capitalization securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources, may have less historical data with respect to operations and management and may be more dependent on a limited number of key employees. As a result, small capitalization securities are often less marketable and experience a higher level of price volatility than securities of larger or more well-established companies. Small capitalization securities may be more likely to be offered in initial public offerings. Because securities issued in initial public offerings are being offered to the public for the first time, the market for such securities may be inefficient and less liquid.

     FOREIGN ISSUERS AND BORROWERS AND NON-DOLLAR SECURITIES AND LOANS Foreign issuers and borrowers include (1) companies organized outside of the United States, (2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets. Non-dollar securities and loans are securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

     Many of the Funds are permitted to invest a portion of their assets in securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans, including American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or non-U.S. branch of a U.S. bank. ADRs are traded on a U.S. securities exchange, or in an over-the-counter market, and are denominated in U.S. dollars. GDRs are certificates issued globally and evidence a similar ownership arrangement. GDRs are traded on foreign securities exchanges and are denominated in foreign currencies. The value of an ADR or a GDR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise will involve risks associated with investing in foreign securities. When selecting securities of foreign issuers and non-dollar securities, the applicable sub-adviser will evaluate the economic and political climate and the principal securities markets of the country in which an issuer is located.


     Funds that are permitted to invest in securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans may invest in debt exchangeable for common stock, debt, currency or equity linked notes and similar linked securities (e.g., zero-strike warrants) ("LNs"), which are derivative securities typically issued by a financial institution or special purpose entity the performance of which depends on the performance of a corresponding foreign security or index. Upon redemption or maturity, the principal amount or redemption amount is payable based on the price level of the linked security or index at the time of redemption or maturity, or is exchanged for corresponding shares of common stock. LNs are generally subject to the same risks as direct holdings of securities of foreign issuers and non-dollar securities, including currency risk and the risk that the amount payable at maturity or redemption will be less than the principal amount of a note because the price of the linked security or index has declined. Moreover, LNs are subject to counterparty risk, which is the risk that the company issuing an LN may fail to pay the full amount due at maturity or redemption. A Fund may also have difficulty disposing of LNs because there may be restrictions on redemptions and there may be no market or only a thin trading market in such securities.



     The Inflation Plus Fund may invest up to 35% of its net assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans. The Capital Appreciation Fund and Capital Appreciation Fund II may each invest up to 35% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans. The Income Fund may invest up to 30% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans. The Advisers Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Focus Fund, Growth Fund, Growth Opportunities Fund, MidCap Fund, MidCap Value Fund, Select MidCap Growth Fund, Select MidCap Value Fund, Select SmallCap Growth Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, U.S. Government Securities Fund, Value Fund and Value Opportunities Fund may each invest up to 20% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans. The High Yield Fund and Total Return Bond Fund may each invest up to 30% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans; provided that, with respect to this percentage, neither the High Yield Fund nor the Total Return Bond Fund may invest more than 10% of its total assets in non-dollar securities and loans. The Floating Rate Fund and Short

Duration Fund may each invest up to 25% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans; provided that, with respect to this percentage, the Floating Rate Fund may not invest more than 10% of its total assets in non-dollar securities and loans. The Money Market Fund may invest up to 100% of its total assets (provided such assets are U.S. dollar denominated) in the securities of foreign issuers. The Global Communications, Global Financial Services, Global Health, Global Leaders, Global Technology, International Capital Appreciation, International Opportunities and International Small Company Funds each may invest 100% of their total assets in the securities of foreign issuers and non-dollar securities. U.S. Government Securities Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy. Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund may invest in tax-exempt bonds issued by Native American entities, but, not as part of their principal investment strategy.



     Under normal market conditions, the International Capital Appreciation Fund, International Opportunities Fund and International Small Company Fund each invest in a number of different countries throughout the world; however there are no limits on the amount of each Fund's assets that may be invested in each country. The Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Leaders Fund and Global Technology Fund each invest in a number of different countries throughout the world, one of which may be the United States; however, each Fund has no limit on the amount of assets that must be invested in each country.


     Investing in securities of foreign issuers and loans to foreign borrowers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. issuers and borrowers. Less information may be available about foreign issuers and borrowers compared with U.S. issuers and borrowers. For example, foreign issuers and borrowers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers and borrowers. In addition, the values of non-dollar securities and loans are affected by changes in currency rates or exchange control regulations, restrictions or prohibition on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in government administration or economic or monetary policy (in the U.S. or outside the U.S.) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies.

     Investing in foreign government debt securities and loans exposes a Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic, social and political conditions within the relevant country. Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies.

     From time to time, the International Small Company Fund may invest up to 15% of its total assets, and the Income Fund may invest up to 20% of its total assets, and the Global Communications Fund may invest up to 50% of its total assets, and each of the Global Financial Services Fund, Global Health Fund, Global Leaders Fund, Global Technology Fund, International Capital Appreciation Fund, and International Opportunities Fund may invest up to 25% of its total assets and each of the High Yield Fund and Total Return Bond Fund may invest up to 30% of its total assets and Capital Appreciation Fund and Capital Appreciation II Fund may invest up to 35% of its total assets in securities of issuers located in countries with emerging economies or securities markets. From time to time, Select MidCap Growth Fund and Select MidCap Value Fund may also invest in securities of issuers located in countries with emerging economies or securities markets, though not as a part of its principal investment strategy. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices in these markets tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

     Foreign securities are subject to other additional risks. For example, foreign investments may be more difficult to sell than U.S. investments. Investments in foreign loans and securities may involve currency risks, difficulty in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in foreign Borrowers or issuers in countries with developed securities markets and more advanced regulatory systems. The value of foreign loans and securities is affected by changes in foreign tax laws (including withholding tax), government policies (in this country or abroad) and relations between nations, and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign loans and securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also can be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations.


     Some loans and securities may be issued by companies organized outside the U.S. but are traded in U.S. markets and are denominated in U.S. dollars. For example, ADRs and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other loans and securities are not traded in the U.S. but are denominated in U.S. dollars. These loans and securities are not subject to all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities or loans traded in U.S. securities or loan markets.

     Some of the foreign loans and securities in which the Floating Rate Fund invests will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of loans and securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the fund's assets. However, the Floating Rate Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar.

     CURRENCY TRANSACTIONS Each Fund, except the Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, may engage in currency transactions to hedge, directly or indirectly, the value of portfolio securities denominated in particular currencies against fluctuations in relative value and, to a lesser extent, to enhance returns. Currency transactions include forward currency contracts, currency swaps, exchange-listed and over-the-counter ("OTC") currency futures contracts and options thereon and exchange listed and OTC options on currencies.

     Forward currency contracts involve a privately negotiated obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency swaps are agreements to exchange cash flows based on the notional difference between or among two or more currencies. See "Swap Agreements."

     The use of currency transactions to protect the value of a Fund's assets against a decline in the value of a currency does not eliminate potential losses arising from fluctuations in the value of the Fund's underlying securities. Further, the Funds may enter into currency transactions only with counterparties that a sub-adviser deems to be creditworthy.

          The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a Fund. A Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purpose.

          A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency value between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of the foreign currency involved in an underlying securities transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the sub-adviser.

          A Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pounds' value. Such a hedge, sometimes referred to as a "position hedge," would tend to off-set both positive and negative currency fluctuations, but would not off-set changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

          A Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in the currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

          Successful use of currency management strategies will depend on the sub-adviser's skill in analyzing currency value. Currency management strategies may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the sub-adviser anticipates. For example, if a currency's value rose at a time when the sub-adviser had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency's appreciation. If the sub-adviser hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security portion if the two currencies do not move in tandem. Similarly, if the sub-adviser increases a Fund's exposure to a foreign currency and that currency's value declines, a Fund will realize a loss. There is no assurance that the sub-adviser's use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times.

     The Funds may also enter into options and futures contracts relative to foreign currency to hedge against fluctuations in foreign currency rates. See "Options and Futures Contracts" for a discussion of risk factors relating to foreign currency transactions including options and futures contracts related thereto.


     OPTIONS AND FUTURES CONTRACTS In seeking to protect against the effect of changes in equity market values, currency exchange rates or interest rates that are adverse to the present or prospective position of the Funds, for cash flow management, and, to a lesser extent, to enhance returns, each Fund, except the Money Market Fund, may employ certain hedging, return enhancement and risk management techniques, including the purchase and sale of options contracts, futures contracts and options on futures contracts, any of which may involve equity and debt securities and foreign currencies, aggregates of equity and debt securities, indices of prices of equity and debt securities and other financial indices or instruments. Each Fund, except Money Market Fund, may also invest in futures contracts and options thereon with respect to interest rates and may enter into options on swap agreements. A Fund's ability to engage in these practices may be limited by tax considerations and certain other legal considerations.


     A Fund may write covered options and purchase put and call options on individual securities as a partial hedge against an adverse movement in the security and in circumstances consistent with the objective and policies of the Fund. This strategy limits potential capital appreciation in the portfolio securities subject to the put or call option.

     The Funds may also write covered put and call options and purchase put and call options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on non-dollar securities they hold or intend to purchase. For example, if a Fund enters into a contract to purchase non-dollar securities, it could effectively establish the maximum U.S. dollar cost of the securities by purchasing call options on the appropriate currency. Similarly, if a Fund held non-dollar securities and anticipated a decline in the value of that currency against the U.S. dollar, the Fund could hedge against such a decline by purchasing a put option on the foreign currency involved.

     Aggregates are composites of equity or debt securities that are not tied to a commonly known index. An index is a measure of the value of a group of securities or other interests. An index assigns relative values to the securities included in that index, and the index fluctuates with changes in the market value of those securities. A Fund may purchase put and call options and write covered put and call options on aggregates of equity and debt securities, and may enter into futures contracts and options thereon for the purchase or sale of aggregates of equity and debt securities, indices of equity and debt securities and other financial indices or instruments.

     The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate or designate on their books liquid assets equivalent to the amount, if any, by which the put is "in the money."

     The Funds may write or purchase put and call swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

     A Fund may only write covered options. See "Asset Coverage" below.

     A futures contract is an agreement between two parties to buy and sell a security or financial instrument for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or financial instrument. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

     Each Fund (except the Money Market Fund) may invest in futures contracts and options thereon ("futures options") with respect to, but not limited to, equity and debt securities and foreign currencies, aggregates of equity and debt securities, interest rates, and indices of prices of equity and debt securities and other financial indices or instruments.

     A Fund may purchase or sell foreign currency futures contracts, and write put and call options and purchase put and call options on such futures contracts. For example, a Fund may use foreign currency futures contracts when it anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market values of the Fund's non-dollar securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk of a reduction in market value caused by foreign currency variations and, by so doing, provide an alternative to the liquidation of securities positions in the Fund and resulting transaction costs. When the Fund anticipates a significant foreign exchange rate increase while intending to invest in a non-dollar security, the Fund may purchase a foreign currency futures contract to hedge or partially hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase of a futures contract would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the non-dollar security.

     A Fund similarly may use futures contracts on equity and debt securities to hedge against fluctuations in the value of securities it owns or expects to acquire. Futures contracts on individual securities are regulated as both securities and as futures contracts, and are subject to higher margin requirements than other kinds of futures contracts. Because these contracts relate to the securities of a single issuer, they can be expected to be subject to greater price volatility than futures contracts that relate to a diversified group of securities represented in an aggregate or an index. The volume, breadth, efficiency and other attributes may be limited. A Fund's use of these kind of futures contracts will depend to a large degree on how this market develops.

     The Funds may purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. A Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a non-dollar security of the same currency. A Fund may purchase put options on foreign currency futures contracts to hedge against a decline in the foreign exchange rate or the value of its non-dollar securities. A Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of non-dollar securities and in circumstances consistent with the Fund's investment objectives and policies.

     The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate or designate on their books liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Options on indices are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

          The Companies, on behalf of the Funds, have filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" ("CPO") under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Funds' operation. Accordingly, the Funds are not subject to registration or regulation as a CPO.

     Although any one Fund may not employ all or any of the foregoing strategies, its use of options, futures and options thereon and forward currency contracts (as described under "Currency Transactions") would involve certain investment risks and transaction costs to which it might not be subject were such strategies not employed. Such risks include: (1) dependence on the ability of a sub-adviser to predict movements in the prices of individual securities, fluctuations in the general securities markets or market sections and movements in interest rates and currency markets, (2) imperfect correlation between movements in the price of the securities or currencies hedged or used for cover,
(3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which a Fund invests, (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract, option thereon or forward contract at any particular time, which may affect a Fund's ability to establish or close out a position, (5) possible impediments to effective portfolio management or the ability to meet current obligations caused by the segregation of a large percentage of a Fund's assets to cover its obligations, and (6) the possible need to defer closing out certain options, futures contracts, options thereon and forward contracts in order to continue to qualify as a "regulated investment company" for tax purposes. In the event that the anticipated change in the price of the securities or currencies that are the subject of such a strategy does not occur, a Fund may have been in a better position had it not used such a strategy.

     SWAP AGREEMENTS The Funds (except as noted below) may purchase or sell derivative instruments (which derive their value from another instrument, security or loan, index or currency) to enhance return, to hedge against fluctuations in securities or loans prices, interest rates or currency exchange rates, to change the duration of obligations held by these Funds, or as a substitute for the purchase or sale of loans, securities or currencies. Each Fund, except the Money Market Fund, may enter into currency swaps (except Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund), interest rate swaps, swaps on specific securities or indices, and other types of swap agreements such as caps, collars, floors and credit derivatives and options thereon. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a "notional principal amount," in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

     Each Fund may enter into event linked swaps, including credit default swaps. The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific name, an index, or a basket of names. The transactions are documented through swap documents. A "buyer" of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The "seller" of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of certain events. A Fund will generally not buy protection on issuers that are not currently held by such Fund. Also see Other Derivatives and Structured Investments, below.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the Fund's exposure to rising interest rates. Another example would be for a Fund to exchange interest payments for inflation-linked payments. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

     The Funds usually enter into swaps on a net basis. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be covered by an amount consisting of designated liquid assets having an aggregate net asset value at least equal to the accrued excess. If a Fund enters into a swap on other than a net basis, the Fund will designate the full amount of the Fund's obligations under each such swap. The Fund may enter into swaps, caps, collars and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the applicable sub-adviser to be creditworthy. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor.


     The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, collars and floors are more customized in nature and accordingly, are less liquid than swaps. There can be no assurance, however, that a Fund will be able to enter into interest rate swaps or to purchase interest rate caps, collars or floors at prices or on terms the applicable sub-adviser, as appropriate, believes are advantageous to such Fund. In addition, although the terms of swaps, caps, collars and floors may provide for termination, there can be no assurance that a Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps, collars or floors that it has purchased. Swaps, caps, collars and floors are considered by the SEC to be illiquid.


     The Funds may use interest rate swaps for risk management purposes and not as a speculative investment. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of a Fund's portfolio securities and depends on the applicable sub-adviser's ability to predict correctly the direction and degree of movements in interest rates. Although the Funds believe that use of the hedging and risk management techniques described above will benefit the Funds, if the applicable sub-adviser's judgment about the direction or extent of the movement in interest rates is incorrect, a Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if a Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, such Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparties under the swap agreement or would have paid the purchase price of the interest rate floor.

     The Funds may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations. Derivative transactions generally involve the risk of loss due to unanticipated adverse changes in securities and loans prices, interest rates, indices or currency exchange rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on securities and loans subject to such transactions. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, the Funds may lose the entire premium paid for purchased options that expire before they can be profitably exercised. The Funds incur transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the use of derivative instruments will be advantageous.

     ASSET SWAPS The Advisers Fund and Income Fund will be permitted to purchase asset swaps where the underlying issue would otherwise be eligible for purchase by the Fund. An asset swap is a structure in which a security, for example a convertible bond, which has various components is divided into those components which are sold to different investors. With a convertible bond asset swap, the equity component of the bond is separated from the fixed income component through the use of a swap. The result of the transaction for the purchaser of the fixed income component is that it obtains exposure to the issuer which is similar to the exposure it would have received had it purchased a traditional fixed income instrument of the issuer. Counterparty risk, as described under "Swap Agreements," is the primary risk of asset swaps.

     ILLIQUID INVESTMENTS Each Fund is permitted to invest in illiquid securities or other illiquid investments. A Fund will not, however, acquire illiquid securities or investments if 15% of its net assets (10% for each of the Inflation Plus Fund and Money Market Fund) would consist of such securities or investments. Illiquid investments are ones that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine a Fund's net asset value. A Fund may not be able to sell illiquid securities or other investments when a sub-adviser considers it desirable to do so or may have to sell such securities or other investments at a price that is lower than the price that could be obtained if the securities or other investments were more liquid. A sale of illiquid securities or investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities also may be more difficult to value due to the lack of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on a Fund's net asset value. In addition, issuers of restricted securities may not be subject to the disclosure requirements and other investor protection requirements that would be applicable if their securities were publicly traded. Each Fund may purchase certain restricted securities (known as Rule 144A securities) that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the respective Company's board of directors.

     Under current interpretations of the SEC Staff, the following types of investments in which a Fund may invest are considered illiquid: (1) repurchase agreements maturing in more than seven days, (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions), (3) option contracts, with respect to specific securities, not traded on a national securities exchange that are not readily marketable, and
(4) any other securities or investments in which a Fund may invest that are not readily marketable.

          WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES Each Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Funds generally purchase securities on a when-issued basis with the intention of acquiring the securities, the Funds may sell the securities before the settlement date if a sub-adviser deems it advisable. Distributions attributable to any gains realized on such a sale would be taxable to shareholders. At the time a Fund makes the commitment to purchase securities on a when-issued basis, it records the transaction and thereafter reflects the value, each day, of the security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Floating Rate Fund may purchase or sell undrawn or delayed draw loans.

     DOLLAR ROLLS In connection with their ability to purchase securities on a when-issued or forward commitment basis, Advisers Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Short Duration Fund, Total Return Bond Fund and U.S. Government Securities Fund may enter into "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of dollar rolls. The benefits derived from the use of dollar rolls may depend, among other things, upon the ability of a sub-adviser, as appropriate, to predict interest rates correctly. There is no assurance that dollar rolls can be successfully employed. In addition, the use of dollar rolls by a Fund while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares. Moreover, the entry into dollar rolls involves potential risks that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Fund's right to purchase from the counterparty may be restricted. Also, the value of the underlying security may change adversely before a Fund is able to purchase them, or a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may be otherwise available on the open market. Further, because the counterparty may deliver a similar, not identical, security, a Fund may be required to buy a security under the dollar roll that may be of less value than an identical security would have been.


OTHER INVESTMENT COMPANIES Each fund is permitted to invest in other investment companies, including investment companies which may not be registered under the Investment Company Act of 1940, as amended (the "1940 Act"), such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. The funds of funds are permitted to invest in a combination of other Hartford mutual funds (the Underlying Funds) as part of their principal investment strategy. Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.



A fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector.



ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a fund can generate brokerage expenses.



Generally, a fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.


     REITS Each Fund, except U.S. Government Securities Fund, may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). By investing in a REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

     Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

     LENDING PORTFOLIO SECURITIES Subject to its investment restrictions set forth under "Investment Objectives and Policies", each of the Funds may lend its portfolio securities to broker-dealers and other institutions as a means of earning interest income. The borrower is required to deposit as collateral and maintain in a segregated account, liquid securities that at all times will be at least equal to 100% of the market value of the loaned securities. Subject to guidelines approved by the boards of directors, the Funds may use or invest any cash collateral at their own risk and for their own benefit. While the securities are on loan, the borrower will pay the respective Fund any income accruing thereon.

     Delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities. The Funds may lend securities only if: (1) each loan is fully secured by appropriate collateral at all times, and (2) the value of all securities loaned by a Fund is not more than 33.33% of the Fund's total assets taken at the time of the loan (including collateral received in connection with any loans).

     ASSET COVERAGE To the extent required by SEC guidelines, a Fund will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting position for the same type of financial asset, or
(2) cash or liquid securities, designated on the Fund's books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as offsetting positions, designated on the Fund's books, or held in a segregated account cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

     BORROWING Each Fund may borrow money to the extent set forth under "Investment Objectives and Policies." The Funds do not intend to borrow for leverage purposes, except as may be set forth under "Investment Objectives and Policies." Interest paid on borrowings will decrease the net earnings of a Fund and will not be available for investment.

     OTHER DERIVATIVES AND STRUCTURED INVESTMENTS The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may enter into total return swaps and credit default swaps as well as instruments that have a greater or lesser credit risk than the security or loan underlying that instrument. If these strategies do not work as intended, the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may not achieve their goal.

     The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may obtain exposure to fixed and floating rate bonds and loans and baskets of fixed and floating rate bonds and loans through the use of derivative instruments. Such derivative instruments have recently become increasingly available. Hartford Investment Management reserves the right to utilize these instruments and similar instruments that may be available in the future. For example, the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may invest in derivative instruments known as the Dow Jones CDX ("CDX") or other similarly structured products. CDXs are indices of credit default swaps designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. The CDX reference baskets are priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. While investing in CDXs will increase the universe of bonds and loans to which the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund is exposed, such investments entail risks that are not typically associated with investments in other debt instruments. The liquidity of the market for CDXs will be subject to liquidity in the secured loan and credit derivatives markets. Investment in CDXs involves many of the risks associated with investments in derivative instruments discussed generally above. See Swap Agreements.

     The Funds (other than the Money Market Fund) may invest in credit-linked notes ("CLN") for risk management purposes, including diversification. A CLN is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

          The Funds (other than the Money Market Fund) may also invest in "structured" notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected debt obligations or debt or equity securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured investments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by the application of a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

     The Funds (other than the Money Market Fund) may utilize structured instruments for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of a Fund's portfolio. While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Although structured instruments are not necessarily illiquid, the Funds believe that currently most structured instruments are illiquid. Like other sophisticated strategies, a Fund's use of structured instruments may not work as intended. If the value of the embedded index changes in a manner other than that expected by the Funds, principal and/or interest payments received on the structured instrument may be substantially less than expected. Also, if a Fund uses structured instruments to reduce the duration of a Fund's portfolio, this may limit the Fund's return when having a longer duration would be beneficial (for instance, when interest rates decline).

     The Funds (other than the Money Market Fund) may invest in securities trusts, which are investment trust vehicles that maintain portfolios comprised of underlying debt securities that are generally unsecured. These instruments are purchased in the cash markets and vary as to the type of underlying security, but include such underlying securities as corporate investment grade and high yield bonds and credit default swaps. Examples included TRAINS, TRACERS, CORE and funded CDX. Holders of interests in these structured notes receive income from the trusts in respect of principal or interest paid on the underlying securities. By investing in such notes, a Fund will indirectly bear its proportionate share of any expenses paid by such notes in addition to the expenses of such Fund.

     Investments in these structured products are subject to the same risks that would be associated with direct investments in the underlying securities of the structured notes. These risks include substantial market price volatility resulting from changes in prevailing interest rates; default or bankruptcy of issuers of the underlying securities; subordination to the prior claims of banks and other senior lenders in the case of default; and early repayment by issuers during periods of declining interest rates because of mandatory call or redemption provisions. In addition, structured note products may have difficulty disposing of the underlying securities because of thin trading markets.





     PORTFOLIO TURNOVER (To be updated)


     DISCLOSURE OF PORTFOLIO HOLDINGS The Funds will disclose their complete calendar quarter-end portfolio holdings on the Funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each calendar quarter. The Funds also will disclose on the Funds' website no earlier than 15 days after the end of each month (i) the five issuers that together constitute the largest portion of each Fund's assets (in the case of Funds that invest only in fixed income instruments); or (ii) each Fund's largest ten holdings (in the case of other Funds). This information will remain accessible until the next schedule appears on the website.


     The Funds, the Funds' investment manager, the Funds' distributor (collectively "Hartford") or the Funds' investment sub-advisers ("sub-advisers") also disclose portfolio holdings on a more frequent basis as necessary in connection with the day-to-day operations and management of each Fund in accordance with the following requirements. Each portfolio holdings disclosure arrangement or practice must be approved in advance by the Funds' chief compliance officer, based on a finding that the applicable Fund has a legitimate business purpose for the arrangement or practice, and that it is in the best interests of Fund shareholders, and must be subject to an appropriate confidentiality agreement, approved by the Funds' chief compliance officer.


     Portfolio holdings are disclosed to the Funds' custodian, securities lending agents, independent registered public accounting firm, pricing service vendors and other persons who provide systems or software support in connection with Fund operations, including accounting, compliance support and pricing, to the extent they require access to such information in order to fulfill their contractual obligations to the Funds, and only in accordance with the above requirements.

     Portfolio holdings may also be disclosed to persons assisting the Funds or their sub-advisers in the voting of proxies and to the Funds' bank lenders. In connection with managing the Funds, the Funds' investment manager or sub-advisers may disclose the

Funds' portfolio holdings to third-party vendors that provide analytical systems services to the Funds' investment manager or sub-advisers on behalf of the Funds, and to certain third party industry information vendors, institutional investment consultants, and asset allocation service providers. From time to time, the Funds may disclose portfolio holdings to other parties to the extent necessary in connection with actual or threatened litigation. With respect to each of these entities, portfolio holdings information will be released only in accordance with the above requirements.

     The Funds have entered into ongoing arrangements to disclose portfolio holdings to the following entities:


     ADP, Inc.



     Bank of America Lighthouse



     Bankers Systems, Inc.


     Bloomberg
     Bowne & Co., Inc. - Financial printers
     Brown Brothers Harriman (Corporate Actions and Trade Confirmation)


     Class Action Claims Management



     Diversified Information Technologies


     Ernst & Young LLP (the Funds' Independent Registered Public Accounting
     Firm)
     FactSet Research Systems, Inc.


     Glass Lewis/IRRC/ISS



     Investment Technology Group



     J.P. Morgan



     Lipper Inc.
     Mathias & Carr
     Merrill Lynch, Pierce, Fenner & Smith
     State Street Bank and Trust Company (the Funds' Custodian)
     State Street Investment Manager Solutions



     Strategic Advisors, Inc.


     The Bank of New York
     The Goldman Sachs Trust Company, d/b/a Boston Global Advisors


     Wachovia Bank, N.A


     Wells Fargo Bank, N.A.





     Portfolio holdings are disclosed at various times to Lipper Inc. (on a monthly basis with a lag time of two days for certain services, and on a quarterly basis with a lag time of five days for certain other services) in order to fulfill its obligations to the Funds. Portfolio holdings are disclosed on an ongoing basis with a sixty day lag for Diversified Information Technologies. Portfolio holdings are disclosed on a daily basis to ADP, Inc., Bank of America Lighthouse, Bloomberg, Boston Global Advisors, Brown Brothers Harriman, FactSet Research Systems, Inc., Glass Lewis/IRRC/ISS, State Street Bank and Trust Company, State Street Investment Manager Solutions, The Bank of New York, Wachovia Bank, and N.A., Wells Fargo Bank, N.A. (for certain Funds). Portfolio holdings are disclosed on a weekly basis to Investment Technology Group (for certain funds), with no lag time. Portfolio holdings are disclosed to J.P. Morgan, Bankers Systems, Inc., Class Action Claims Management, Mathias & Carr (for certain Funds) and Strategic Advisors, Inc. on a monthly basis, with lag times of five calendar days, two days, two days, zero days and fifteen business days, respectively. Portfolio holdings are disclosed to Merrill Lynch, Pierce, Fenner & Smith and Bowne & Co., Inc. on a quarterly basis, with lag times of five and ten business days, respectively. Portfolio holdings are disclosed to the Funds' independent registered public accounting firm at least annually and otherwise upon request as necessary to enable the Funds' independent registered public accounting firm to provide services to the Funds, with no lag time.


     Additionally, when purchasing and selling their portfolio securities through broker-dealers, requesting bids on securities, or obtaining price quotations on securities, the Funds may disclose one or more of their portfolio securities to the party effecting the transaction or providing the information. In these cases, the Funds' chief compliance officer may waive the requirement of a formal confidentiality agreement, based on a finding that the broker-dealer is otherwise subject by law to a duty to maintain the confidentiality of the information and not to trade on non-public information, and, to the knowledge of the Funds' chief compliance officer, has not misused the information in the past.

     Subject to the procedures described below, Hartford or its sub-advisers may provide oral or written information ("portfolio commentary") about the Funds, including, but not limited to, how a Fund's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Hartford or its sub-advisers may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, beta, duration, maturity, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, tracking error, weighted average quality, market capitalization, percent debt to equity, dividend yield or growth, default rate, portfolio turnover, risk and style characteristics or other similar information. This portfolio commentary and statistical information about a Fund may be based on a Fund's most recent quarter-end portfolio or on some other interim period such as month-end. The portfolio commentary and statistical information may be provided to members of the press, shareholders in a Fund, persons considering investing in a Fund or representatives of such shareholders or potential shareholders, such as financial intermediaries and fiduciaries of a 401(k) plan or a trust and their advisers. The content and nature of the information provided to each of these persons may differ.


     In advance of Hartford or any sub-adviser providing "portfolio commentary" or "statistical information," the proposed arrangement or practice must be approved by the Funds' chief compliance officer upon a finding that such arrangement/practice is for a legitimate business purpose and in the best interests of Fund shareholders. If the arrangement involves disclosure of "portfolio holdings information" within the meaning of the SEC rules, disclosure of such information must be approved by the Funds' chief compliance officer in accordance with the standards described above for disclosing portfolio holdings information.


     Hartford and its sub-advisers have implemented procedures reasonably designed to ensure that (1) any disclosure of the Funds' portfolio securities is made pursuant to a practice or arrangement approved by the Funds' chief compliance officer; (2) personnel who are in a position to disclose Fund portfolio holdings are appropriately trained to comply with the Fund's policies regarding the disclosure of portfolio holdings and (3) each decision to approve a proposed disclosure arrangement or practice by the appropriate parties is documented in reasonable detail by the applicable Fund's chief compliance officer or his/her designee.

     In no event will the Hartford or its sub-advisers or any affiliate thereof be permitted to receive compensation or other consideration in connection with the disclosure of Fund portfolio holdings.

     The Funds' chief compliance officer will exercise oversight of disclosures of the Funds' portfolio holdings. It is the duty of the Funds' chief compliance officer to ensure that all disclosures of the portfolio holdings of a Fund are for a legitimate business purpose and in the best interests of such Fund's shareholders, and in accordance with appropriate confidentiality arrangements. The Funds' chief compliance officer is also responsible for addressing conflicts of interest between the interests of Fund shareholders, on the one hand, and the interests of the Funds' investment manager, investment sub-advisers, principal underwriter, or any affiliated person of the Funds, their investment manager, investment sub-advisers, or their principal underwriter, on the other. Every violation of the portfolio holdings disclosure policy must be reported to the Funds' chief compliance officer.

     The Boards of Directors of the Funds review and approve the Funds' policy on disclosure of portfolio holdings. The chief compliance officer of the investment manager will provide summaries of all newly approved portfolio holdings disclosure arrangements and practices, including information about the identities of the parties receiving such information, the reason for the disclosure, and the confidentiality agreements in place, to the Boards of Directors of the Funds at the next occurring regular Board meeting. The chief compliance officer of the Funds and of the investment manager are responsible for reporting exceptions to and violations of this policy to the Boards of Directors of the Funds at the next occurring regular Board meeting. There can be no assurance, however, that the Funds' portfolio holdings disclosure policy will prevent the misuse of such information by individuals or firms that receive such information.

                                 FUND MANAGEMENT

     Each Company has a board of directors, who elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the directors. With respect to the funds of funds, if the interests of a fund of funds and an Underlying Fund were to diverge, a conflict of interest could arise and affect how the directors fulfill their fiduciary duties to the affected Funds. HIFSCO has structured the funds of funds to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, HIFSCO and the directors would take reasonable steps to minimize and, if possible, eliminate the conflict.

     The following tables set forth various information about the directors and officers of the Companies. The first table relates to those directors who are deemed not to be "interested persons" of the Companies, as that term is defined in the 1940 Act (i.e., "non-interested directors"), while the second table provides information about the Companies' "interested" directors and the Companies' officers.

NON-INTERESTED DIRECTORS


                                                                                                NUMBER OF
                                                                                                PORTFOLIOS
                                              TERM OF                                            IN FUND
                              POSITION      OFFICE* AND                                          COMPLEX
                              HELD WITH      LENGTH OF       PRINCIPAL OCCUPATION(S) DURING    OVERSEEN BY   OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS       EACH COMPANY    TIME SERVED               PAST 5 YEARS               DIRECTOR      HELD BY DIRECTOR
---------------------       ------------   ------------   ----------------------------------   -----------   -------------------
LYNN S. BIRDSONG            Director       Since 2003     Since 1981, Mr. Birdsong has been        [88]      Mr. Birdsong is a
(age [60])                                                a partner in Birdsong Company, an                  Director of The
c/o Hartford Mutual Funds                                 advertising specialty firm. Since                  Japan Fund.
P.O. Box 2999                                             2003, Mr. Birdsong has been an
Hartford, CT 06104-2999                                   independent director of The Japan
                                                          Fund. From 2003 to March 2005, Mr.
                                                          Birdsong was an independent
                                                          director of the Atlantic Whitehall
                                                          Funds. From 1979 to 2002, Mr.
                                                          Birdsong was a managing director
                                                          of Zurich Scudder Investments, an
                                                          investment management firm. During
                                                          his employment with Scudder, Mr.
                                                          Birdsong was an interested
                                                          director of The Japan Fund. Mr.
                                                          Birdsong is also a Director of The
                                                          Hartford Income Shares Fund, Inc.,
                                                          Hartford Series Fund, Inc. and
                                                          Hartford HLS Series Fund II,
                                                          Inc.

ROBERT M. GAVIN             Director and   Director       Dr. Gavin is an educational              [88]               N/A
(age [66])                  Chairman of    since          consultant. Prior to September 1,
c/o Hartford Mutual Funds   the Board      2002(1)        2001, he was President of
P.O. Box 2999                              Director       Cranbrook Education Community; and
Hartford, CT 06104-2999                    since          prior to July 1996, he was
                                           1986(2)        President of Macalester College,
                                           Chairman of    St. Paul, Minnesota. Dr. Gavin is
                                           the Board      also a Director and Chairman of
                                           for each       the Board of Directors of The
                                           Company        Hartford Income Shares Fund, Inc.,
                                           since 2004     Hartford Series Fund, Inc. and
                                                          Hartford HLS Series Fund II, Inc.

DUANE E. HILL               Director       Since          Mr. Hill is a Partner of TSG             [88]                N/A
(age [61])                                 2001(1)        Ventures L.P., a private equity
c/o Hartford Mutual Funds                  Since          investment company that invests
P.O. Box 2999                              2002(2)        primarily in minority-owned small
Hartford, CT 06104-2999                                   businesses. Mr. Hill is a former
                                                          partner of TSG Capital Group, a
                                                          private equity investment firm
                                                          that serves as sponsor and lead
                                                          investor in leveraged buyouts of
                                                          middle market companies. Mr. Hill
                                                          is also a Director of The Hartford
                                                          Income Shares Fund, Inc., Hartford
                                                          Series Fund, Inc. and Hartford HLS
                                                          Series Fund II, Inc.

NON-INTERESTED DIRECTORS


                                                                                                NUMBER OF
                                                                                                PORTFOLIOS
                                              TERM OF                                            IN FUND
                              POSITION      OFFICE* AND                                          COMPLEX
                              HELD WITH      LENGTH OF       PRINCIPAL OCCUPATION(S) DURING    OVERSEEN BY   OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS       EACH COMPANY    TIME SERVED               PAST 5 YEARS               DIRECTOR      HELD BY DIRECTOR
---------------------       ------------   ------------   ----------------------------------   -----------   -------------------
SANDRA S. JAFFEE            Director       Since 2005     Ms. Jaffee is Chief Executive            [88]              N/A(3)
(age [66])                                                Officer of Searchspace Group, a
c/o Hartford Mutual Funds                                 leading provider of
P.O. Box 2999                                             compliance/regulatory technology
Hartford, CT 06104-2999                                   to financial institutions. Ms.
                                                          Jaffee served as an Entrepreneur
                                                          in Residence with Warburg Pincus,
                                                          a private equity firm, from August
                                                          2004 to August 2005. From
                                                          September 1995 to July 2004, Ms.
                                                          Jaffee served as Executive Vice
                                                          President at Citigroup, where she
                                                          was President and CEO of
                                                          Citibank's Global Securities
                                                          Services (1995-2003).  Ms Jaffee
                                                          is also a Director of The Hartford
                                                          Income Shares Fund, Inc., Hartford
                                                          Series Fund, Inc. and Hartford HLS
                                                          Series Fund II, Inc.

WILLIAM P. JOHNSTON         Director       Since 2005     In June 2006, Mr. Johnston was           [88]      Mr. Johnston is
(age [62])                                                appointed as Senior Advisor to The                 Chairman of the
c/o Hartford Mutual Funds                                 Carlyle Group, a global private                    Board of Directors
P.O. Box 2999                                             equity investment firm. In May                     of Renal Care Group,
Hartford, CT 06104-2999                                   2006, Mr. Johnston was elected to                  Inc.
                                                          the Supervisory Board of Fresenius
                                                          Medical Care AG & Co. KGaA, after
                                                          its acquisition of Renal Care
                                                          Group, Inc. in March 2006.  Mr.
                                                          Johnston joined Renal Care Group
                                                          in November 2002 as a member of
                                                          the Board of Directors and served
                                                          as Chairman of the Board from
                                                          March 2003 through March 2006.
                                                          From September 1987 to December
                                                          2002, Mr. Johnston was with
                                                          Equitable Securities Corporation
                                                          (and its successors, SunTrust
                                                          Equitable Securities and SunTrust
                                                          Robinson Humphrey) serving in
                                                          various investment banking and
                                                          managerial positions, including
                                                          Managing Director and Head of
                                                          Investment Banking, Chief
                                                          Executive Officer and Vice
                                                          Chairman. Mr. Johnston is also a
                                                          Director of The Hartford Mutual
                                                          Funds II, Inc., The Hartford
                                                          Income Shares Fund, Inc., Hartford
                                                          Series Fund, Inc. and Hartford HLS
                                                          Series Fund II, Inc.

NON-INTERESTED DIRECTORS


                                                                                                NUMBER OF
                                                                                                PORTFOLIOS
                                              TERM OF                                            IN FUND
                              POSITION      OFFICE* AND                                          COMPLEX
                              HELD WITH      LENGTH OF       PRINCIPAL OCCUPATION(S) DURING    OVERSEEN BY   OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS       EACH COMPANY    TIME SERVED               PAST 5 YEARS               DIRECTOR      HELD BY DIRECTOR
---------------------       ------------   ------------   ----------------------------------   -----------   -------------------
PHILLIP O. PETERSON         Director       Since          Mr. Peterson is a mutual fund            [88]                N/A
(age [62])                                 2002(1)        industry consultant. From January
c/o Hartford Mutual Funds                  Since          2004 to April 2005, Mr. Peterson
P.O. Box 2999                              2000(2)        served as Independent President of
Hartford, CT 06104-2999                                   the Strong Mutual Funds. Mr.
                                                          Peterson is also a Director of The
                                                          Hartford Income Shares Fund, Inc.,
                                                          Hartford Series Fund, Inc. and
                                                          Hartford HLS Series Fund II, Inc.

LEMMA W. SENBET             Director       Since 2005     Since 1998, Dr. Senbet has been          [88]                N/A
(age [60])                                                Chair of the Finance Department at
c/o Hartford Mutual Funds                                 the University of Maryland, Robert
P.O. Box 2999                                             H. Smith School of Business, where
Hartford, CT 06104-2999                                   he has been the William E. Mayer
                                                          Chair Professor of Finance since
                                                          1990. Previously he was a chair
                                                          professor of finance at the
                                                          University of Wisconsin-Madison.
                                                          In addition, Dr. Senbet previously
                                                          served as an independent director
                                                          of the Fortis Funds from March
                                                          2000 until July 2002.  Dr. Senbet
                                                          is also a Director of The Hartford
                                                          Income Shares Fund, Inc., Hartford
                                                          Series Fund, Inc. and Hartford HLS
                                                          Series Fund II, Inc.


(1)  For The Hartford Mutual Funds, Inc.

(2)  For The Hartford Mutual Funds II, Inc.


(3) Ms. Jaffee is a consultant for a controlling shareholder of Institutional Shareholder Services, Inc., an unaffiliated third party corporate governance research service company ("ISS"), and serves as a director of ISS and as a member of the Executive Committee of ISS' Board of Directors. From time to time, ISS may provide in-depth analyses of shareholder meeting agendas, vote recommendations, record-keeping or vote disclosure services to certain of the sub-advisers.


* Term of Office: Each director may serve until his or her successor is elected and qualifies.

OFFICERS AND INTERESTED DIRECTORS


                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS
                                              TERM OF                                             IN FUND
                              POSITION      OFFICE* AND                                           COMPLEX
                              HELD WITH      LENGTH OF       PRINCIPAL OCCUPATION(S) DURING     OVERSEEN BY   OTHER DIRECTORSHIPS
  NAME, AGE AND ADDRESS     EACH COMPANY    TIME SERVED               PAST 5 YEARS                DIRECTOR      HELD BY DIRECTOR
  ---------------------     ------------    -----------      ------------------------------     -----------   -------------------
THOMAS M. MARRA**           Director       Since 2002      Mr. Marra is President and Chief         [88]      Mr. Marra is a
(age [49])                                                 Operating Officer of Hartford                      member of the Board
c/o Hartford Mutual Funds                                  Life, Inc. He is also a member of                  of Directors of The
P.O. Box 2999                                              the Board of Directors and a                       Hartford.
Hartford, CT 06104-2999                                    member of the Office of the
                                                           Chairman for The Hartford
                                                           Financial Services Group, Inc.
                                                           ("The Hartford"), the parent
                                                           company of Hartford Life. Mr.
                                                           Marra was named President of
                                                           Hartford Life in 2001 and COO in
                                                           2000, and served as Director of
                                                           Hartford Life's Investment
                                                           Products Division from 1998 to
                                                           2000. Mr. Marra is also a Managing
                                                           Member and President of Hartford
                                                           Investment Financial Services, LLC
                                                           ("HIFSCO") and HL Investment
                                                           Advisors, LLC ("HL Advisors"). Mr.
                                                           Marra served as Chairman of the
                                                           Board of the Companies from 2002
                                                           to 2004.  He currently also serves
                                                           as a Director of The Hartford
                                                           Income Shares Fund, Inc., Hartford
                                                           Series Fund, Inc. and Hartford HLS
                                                           Series Fund II, Inc. and served as
                                                           Chairman of the Board of these
                                                           companies from 2002 to 2004.

LOWNDES A. SMITH**          Director       Since 1996(1)   Mr. Smith served as Vice Chairman        [88]      Mr. Smith is a
(age [67])                                 Since 2002(2)   of The Hartford from February 1997                 Director of White
c/o Hartford Mutual Funds                                  to January 2002, as President and                  Mountains Insurance
P.O. Box 2999                                              Chief Executive Officer of                         Group, Ltd.
Hartford, CT 06104-2999                                    Hartford Life, Inc. from February
                                                           1997 to January 2002, and as
                                                           President and Chief Operating
                                                           Officer of The Hartford Life
                                                           Insurance Companies from January
                                                           1989 to January 2002. Mr. Smith is
                                                           also a Director of The Hartford
                                                           Income Shares Fund, Inc., Hartford
                                                           Series Fund, Inc. and Hartford HLS
                                                           Series Fund II, Inc.

DAVID M. ZNAMIEROWSKI**     President,     Director        Mr. Znamierowski currently serves        [87]              N/A
(age [46])                  Chief          Since 1999(1)   as President of Hartford
c/o Hartford Mutual Funds   Executive      Director        Investment Management Company
P.O. Box 2999               Officer(3)     Since 2005(2)   ("Hartford Investment
Hartford, CT 06104-2999     and Director                   Management"), Executive Vice
                                                           President and Chief Investment
                                                           Officer for The Hartford, Hartford
                                                           Life, Inc., and Hartford Life
                                                           Insurance Company. Mr.
                                                           Znamierowski is also a Managing
                                                           Member, Executive Vice President
                                                           and Chief Investment Officer of
                                                           HIFSCO and HL Advisors. In
                                                           addition, Mr. Znamierowski  serves
                                                           as a Director of Hartford Series
                                                           Fund, Inc. and Hartford HLS Series
                                                           Fund II, Inc., and as President
                                                           and Chief Executive Officer of The
                                                           Hartford

OFFICERS AND INTERESTED DIRECTORS


                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS
                                              TERM OF                                             IN FUND
                              POSITION      OFFICE* AND                                           COMPLEX
                              HELD WITH      LENGTH OF       PRINCIPAL OCCUPATION(S) DURING     OVERSEEN BY   OTHER DIRECTORSHIPS
  NAME, AGE AND ADDRESS     EACH COMPANY    TIME SERVED               PAST 5 YEARS                DIRECTOR      HELD BY DIRECTOR
  ---------------------     ------------    -----------      ------------------------------     -----------   -------------------
                                                           Income Shares Fund, Inc., Hartford
                                                           Series Fund, Inc. and Hartford HLS
                                                           Series Fund II, Inc.

ROBERT M. ARENA, JR.        Vice           Since 2006(4)   Mr. Arena serves as Senior Vice          N/A               N/A
(age [38])                  President                      President of Hartford Life and
c/o Hartford Mutual Funds                                  heads its Retail Product
P.O. Box 2999                                              Management Group in the Investment
Hartford, CT 06104-2999                                    Products Division. Prior to
                                                           joining The Hartford in 2004, he
                                                           was Senior Vice President in
                                                           charge of Product Management for
                                                           American Skandia/Prudential in the
                                                           individual annuities division. Mr.
                                                           Arena had joined American Skandia
                                                           in 1996. Previously, he was with
                                                           Paul Revere Insurance Group in its
                                                           group insurance division. In
                                                           addition, Mr. Arena is Vice
                                                           President of The Hartford Income
                                                           Shares Fund, Inc., Hartford Series
                                                           Fund, Inc. and Hartford HLS Series
                                                           Fund II, Inc.

TAMARA L. FAGELY            Vice           Since 2002(1)   Ms. Fagely has been Vice President       N/A               N/A
(age [49])                  President,     Since 1993(2)   of HASCO since 1998. Currently,
c/o Hartford Mutual Funds   Controller                     Ms. Fagely is a Vice President of
500 Bielenberg Drive        and Treasurer                  Hartford Life. She served as
Woodbury, MN 55125                                         Assistant Vice President of
                                                           Hartford Life from December 2001
                                                           through May 2005. In addition, Ms.
                                                           Fagely is Controller of HIFSCO and
                                                           Vice President, Controller and
                                                           Treasurer of The Hartford Income
                                                           Shares Fund, Inc., Hartford Series
                                                           Fund, Inc. and Hartford HLS Series
                                                           Fund II, Inc.

GEORGE R. JAY(5)            Vice           Since 1996(1)   Mr. Jay served as Assistant Vice         N/A               N/A
(age [55])                  President      Since 2001(2)   President of Hartford Life
c/o Hartford Mutual Funds   and Chief                      Insurance Company. He also served
P.O. Box 2999               Compliance                     as Controller of HLS Advisers,
Hartford, CT 06104-2999     Officer                        Chief Broker/Dealer Compliance
                                                           Officer for HIFSCO and Vice
                                                           President of The Hartford Income
                                                           Shares Fund, Inc., Hartford Series
                                                           Fund, Inc. and Hartford HLS Series
                                                           Fund II, Inc.

THOMAS D. JONES III         Vice           Since 2006(6)   Mr. Jones joined Hartford Life as        N/A               N/A
(age [42])                  President                      Vice President and Director of
c/o Hartford Mutual Funds   and Chief                      Securities Compliance in 2006 from
P.O. Box 2999               Compliance                     SEI Investments, where he served
Hartford, CT 06104-2999     Officer                        as Chief Compliance Officer for
                                                           its mutual funds and investment
                                                           advisers. Prior to joining SEI,
                                                           Mr. Jones was First Vice President
                                                           and Compliance Director for
                                                           Merrill Lynch Investment Managers
                                                           (Americas) ("MLIM"),

OFFICERS AND INTERESTED DIRECTORS


                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS
                                              TERM OF                                             IN FUND
                              POSITION      OFFICE* AND                                           COMPLEX
                              HELD WITH      LENGTH OF       PRINCIPAL OCCUPATION(S) DURING     OVERSEEN BY   OTHER DIRECTORSHIPS
  NAME, AGE AND ADDRESS     EACH COMPANY    TIME SERVED               PAST 5 YEARS                DIRECTOR      HELD BY DIRECTOR
  ---------------------     ------------    -----------      ------------------------------     -----------   -------------------
                                                           where he worked from 1992-2004. In
                                                           addition, Mr. Jones is Vice
                                                           President and Chief Compliance
                                                           Officer of The Hartford Income
                                                           Shares Fund, Inc., Hartford Series
                                                           Fund, Inc. and Hartford HLS Series
                                                           Fund II, Inc.

EDWARD P. MACDONALD         Vice           Since 2005      Mr. Macdonald serves as Assistant        N/A               N/A
(age [40])                  President,                     General Counsel of The Hartford.
c/o Hartford Mutual Funds   Secretary                      Additionally, Mr. Macdonald serves
P.O. Box 2999               and Chief                      as Vice President, Secretary and
Hartford, CT 06104-2999     Legal Officer                  Chief Legal Officer for The
                                                           Hartford Income Shares Fund, Inc.,
                                                           Hartford Series Fund, Inc. and
                                                           Hartford HLS Series Fund II, Inc.
                                                           Prior to joining The Hartford in
                                                           2005, Mr. Macdonald was Chief
                                                           Counsel, Investment Management,
                                                           with Prudential Financial
                                                           (formerly American Skandia
                                                           Investment Services, Inc.). He
                                                           joined Prudential in April 1999.

VERNON J. MEYER             Vice           Since 2006(4)   Mr. Meyer serves as Vice President       N/A               N/A
(age [43])                  President                      of Hartford Life and Director of
c/o Hartford Mutual Funds                                  its Investment Advisory Group in
P.O. Box 2999                                              the Investment Products Division.
Hartford, CT 06104-2999                                    Prior to joining The Hartford in
                                                           2004, Mr. Meyer served as Vice
                                                           President and managing director of
                                                           MassMutual, which he joined in
                                                           1987. In addition, Mr. Meyer is
                                                           Vice President of The Hartford
                                                           Income Shares Fund, Inc., Hartford
                                                           Series Fund, Inc. and Hartford HLS
                                                           Series Fund II, Inc.

OFFICERS AND INTERESTED DIRECTORS


                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS
                                              TERM OF                                             IN FUND
                              POSITION      OFFICE* AND                                           COMPLEX
                              HELD WITH      LENGTH OF       PRINCIPAL OCCUPATION(S) DURING     OVERSEEN BY   OTHER DIRECTORSHIPS
  NAME, AGE AND ADDRESS     EACH COMPANY    TIME SERVED               PAST 5 YEARS                DIRECTOR      HELD BY DIRECTOR
  ---------------------     ------------    -----------      ------------------------------     -----------   -------------------
DENISE A. SETTIMI           Vice           Since 2005      Ms. Settimi currently serves as          N/A               N/A
(age [46])                  President                      Operations Officer of HASCO.
c/o Hartford Mutual Funds                                  Previously, Ms. Settimi was with
500 Bielenberg Drive                                       American Express Financial
Woodbury, MN 55125                                         Advisors, where she was Director
                                                           of Retirement Plan Services from
                                                           1997 to 2003. In addition, Ms.
                                                           Settimi is a Vice President of The
                                                           Hartford Income Shares Fund, Inc.,
                                                           Hartford Series Fund, Inc. and
                                                           Hartford HLS Series Fund II, Inc.

JOHN C. WALTERS             Vice           Since           Mr. Walters serves as Executive          N/A               N/A
(age [45])                  President      2000(1, 3)      Vice President and Director of the
c/o Hartford Mutual Funds                  Since           Investment Products Division of
P.O. Box 2999                              2001(2, 3)      Hartford Life Insurance Company.
Hartford, CT 06104-2999                                    Mr. Walters is also a Managing
                                                           Member and Executive Vice
                                                           President of HIFSCO and HL
                                                           Advisors. In addition, Mr. Walters
                                                           is Vice President of The Hartford
                                                           Income Shares Fund, Inc., Hartford
                                                           Series Fund, Inc. and Hartford HLS
                                                           Series Fund II, Inc. Previously,
                                                           Mr. Walters was with First Union
                                                           Securities.


(1)  For The Hartford Mutual Funds, Inc.

(2)  For The Hartford Mutual Funds II, Inc.

(3) Mr. Znamierowski has served as President of The Hartford Mutual Funds, Inc. from 1999 to date, as President of The Hartford Mutual Funds II, Inc. from 2001 to date, and as Chief Executive Officer of the Companies from 2005 to date, with the exception of February 1, 2005 to March 27, 2005, when Mr. Walters served in those capacities.


(4)  Appointed February 1, 2006.



(5) Resigned as Chief Compliance Officer February 13, 2006 and resigned as Vice President on June 22, 2006.



(6)  Appointed February 13, 2006.


* Term of Office: Each officer and director may serve until his or her successor is elected and qualifies.

** "Interested person", as defined in the 1940 Act, of the Company because of the person's affiliation with, or equity ownership of, HIFSCO, Hartford


     Investment Management or affiliated companies.


     STANDING COMMITTEES. Each board of directors has established an Audit Committee, a Compliance Committee, an Investment Committee, a Litigation Committee and a Nominating Committee.


     Each Audit Committee currently consists of the following non-interested directors: Robert M. Gavin, Sandra S. Jaffee, William P. Johnston and Phillip O. Peterson. Each Audit Committee (i) oversees the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers, (ii) assists the applicable board of directors in its oversight of the qualifications, independence and performance of the Funds' independent registered public accounting firm; the quality, objectivity and integrity of the Funds' financial statements and the independent audit thereof; and the performance of the Fund's internal audit function, and (iii) acts as a liaison between the Funds' independent registered public accounting firm and the respective full board. The Funds' independent registered accounting firm reports directly to the Audit Committees. The Audit Committees regularly report to the Boards of Directors.



     Each Compliance Committee currently consists of Robert M. Gavin, Sandra S. Jaffee, William P. Johnston, Thomas M. Marra and Phillip O. Peterson. Each Compliance Committee assists the applicable board in its oversight of the implementation by the Funds of policies and procedures that are reasonably designed to prevent the Funds from violating the Federal Securities Laws.

     Each Investment Committee currently consists of Lynn S. Birdsong, Duane E. Hill, Lemma W. Senbet, Lowndes A. Smith and David M. Znamierowski. Each Investment Committee, which was established on February 1, 2005, assists the applicable board in its oversight of the Funds' investment performance and related matters.



     Each Litigation Committee consists of the following non-interested directors: Lynn S. Birdsong, Duane E. Hill and Sandra S. Jaffee. Each Litigation Committee, which was established on April 26, 2004, manages any legal actions that are brought by, on behalf of or against the Funds, their respective boards and/or their non-interested directors.



     Each Nominating Committee currently consists of all non-interested directors of the funds: Lynn S. Birdsong, Robert M. Gavin, Duane E. Hill, Sandra
S. Jaffee, William P. Johnston, Phillip O. Peterson and Lemma Senbet. Each Nominating Committee screens and selects candidates to the applicable board of directors. Each Nominating Committee will consider nominees recommended by shareholders for non-interested director positions if a vacancy among the non-interested directors occurs and if the nominee meets the Committee's criteria.



     During the Fiscal year ended October 31, 2006, the above referenced committees of each of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. met the following number of times: Audit Committee - [______] times, Investment Committee - three times, Litigation Committee - [_______] times and Nominating Committee - [______] times, the Compliance Committee [_______] times.


     All directors and officers of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc., except for David M. Znamierowski, are also directors and officers of three other registered investment companies in the fund complex, which is comprised of those investment companies for which HIFSCO or HL Investment Advisors, LLC serves as investment adviser. In addition to being a director and officer of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc., Mr. Znamierowski is also a director of two other registered investment companies in the fund complex and an officer of three other registered investment companies in the fund complex.


     The following table discloses the dollar range of equity securities beneficially owned by each director as of December 31, 2006 (i) in each Fund and
(ii) on an aggregate basis in any registered investment companies overseen by the director within the same family of investment companies.


NON-INTERESTED DIRECTORS


                                                                                                   AGGREGATE DOLLAR RANGE
                                                                                                  OF EQUITY SECURITIES IN
                                                                                                 ALL REGISTERED INVESTMENT
                                                                                                     COMPANIES OVERSEEN
                                           DOLLAR RANGE OF EQUITY SECURITIES                      BY DIRECTOR IN FAMILY OF
   NAME OF DIRECTOR                                   IN THE FUND                                   INVESTMENT COMPANIES
   ----------------     ----------------------------------------------------------------------   -------------------------
Lynn S. Birdsong        [The Hartford Capital Appreciation Fund              [$10,001-$50,000       [$50,001-$100,000]
                        The Hartford Equity Income Fund                       $10,001-$50,000
                        The Hartford Global Leaders Fund                      $10,001-$50,000
                        The Hartford Stock Fund]                             $10,001-$50,000]

Dr. Robert M. Gavin     [The Hartford Balanced Allocation Fund              [$100,001-$500,000     [$500,001-$1,000,000]
                        The Hartford Global Leaders Fund                     $50,001-$100,000
                        The Hartford Growth Fund                             $100,001-$500,000
                        The Hartford Growth Opportunities Fund               $100,001-$500,000
                        The Hartford Money Market Fund]                      $10,001-$50,000]

Duane E. Hill           [None]                                                                            [None]

Sandra S. Jaffee        [None]                                                                            [None]

William P. Johnston     [None]                                                                             None

Phillip O. Peterson     [The Hartford Global Technology Fund]                [$10,001-$50,000]        $10,001-$50,000

Lemma W. Senbet         [None]                                                                            [None]

INTERESTED DIRECTORS


                                                                                                   AGGREGATE DOLLAR RANGE
                                                                                                  OF EQUITY SECURITIES IN
                                                                                                 ALL REGISTERED INVESTMENT
                                                                                                     COMPANIES OVERSEEN
                                           DOLLAR RANGE OF EQUITY SECURITIES                      BY DIRECTOR IN FAMILY OF
   NAME OF DIRECTOR                                   IN THE FUND                                   INVESTMENT COMPANIES
   ----------------     ----------------------------------------------------------------------   -------------------------
Thomas M. Marra         [The Hartford Advisers Fund                         $100,001-$500,000         Over $1,000,000
                        The Hartford Capital Appreciation Fund               Over $1,000,000
                        The Hartford Dividend and Growth Fund                $50,001-$100,000
                        The Hartford Focus Fund                             $100,001-$500,000
                        The Hartford Global Leaders Fund                    $100,001-$500,000
                        The Hartford High Yield Fund                         $50,001-$100,000
                        The Hartford International Opportunities Fund           $1-$10,000
                        The Hartford MidCap Fund                            $100,001-$500,000
                        The Hartford Small Company Fund                     $100,001-$500,000
                        The Hartford Stock Fund                             $100,001-$500,000
                        The Hartford Capital Appreciation HLS Fund           $10,001-$50,000
                        The Hartford International Opportunities HLS Fund       $1-$10,000
                        The Hartford Stock HLS Fund]                         $10,001-$50,000

Lowndes A. Smith        The Hartford Advisers Fund                            $10,001-$50,000         Over $1,000,000
                        The Hartford Capital Appreciation Fund               $50,001-$100,000
                        The Hartford Global Health Fund                      $50,001-$100,000
                        The Hartford Global Leaders Fund                     $10,001-$50,000
                        The Hartford Global Technology Fund                  $10,001-$50,000
                        The Hartford International Opportunities Fund           $1-$10,000
                        The Hartford MidCap Fund                             $50,001-$100,000
                        The Hartford Small Company Fund                      $50,001-$100,000
                        The Hartford Advisers HLS Fund                      $100,001-$500,000
                        The Hartford Capital Appreciation HLS Fund          $100,001-$500,000
                        The Hartford International Opportunities HLS Fund    $10,001-$50,000
                        The Hartford Small Company HLS Fund]                 $10,001-$50,000

David M. Znamierowski   [The Hartford High Yield Fund]                       $10,001-$50,000          $10,001-$50,000


     COMPENSATION OF OFFICERS AND DIRECTORS Neither Company pays salaries or compensation to any of its officers or directors who are employed by The Hartford. The chart below sets forth the compensation paid by each Company to the following directors for the fiscal year ended October 31, 2006 and certain other information.


                                                                   Pension Or
                                                  Aggregate        Retirement
                             Aggregate        Compensation From     Benefits
                         Compensation From       The Hartford      Accrued As     Estimated Annual    Total Compensation From
   Name of Person,      The Hartford Mutual    Mutual Funds II,      Part of        Benefits Upon        the Funds And Fund
       Position             Funds, Inc.             Inc.          Fund Expenses      Retirement      Complex Paid To Directors*
   ---------------      -------------------   -----------------   -------------   ----------------   --------------------------
Lynn S. Birdsong,             $56,544               $5,874             $0                $0                $160,500
Director(1)

Dr. Robert M. Gavin,          $74,335               $7,723             $0                $0                $211,000
Director

Duane E. Hill,                $53,373               $5,545             $0                $0                $151,500
Director

                                                                   Pension Or
                                                  Aggregate        Retirement
                             Aggregate        Compensation From     Benefits
                         Compensation From       The Hartford      Accrued As     Estimated Annual    Total Compensation From
   Name of Person,      The Hartford Mutual    Mutual Funds II,      Part of        Benefits Upon        the Funds And Fund
       Position             Funds, Inc.             Inc.          Fund Expenses      Retirement      Complex Paid To Directors*
   ---------------      -------------------   -----------------   -------------   ----------------   --------------------------
Sandra S. Jaffee,
Director(2)                   $46,856               $4,868             $0                $0                $133,000

William P. Johnston,          $53,197               $5,527             $0                $0                $151,000
Director(3)

Phillip O. Peterson,          $54,166               $5,627             $0                $0                $153,750
Director

Lemma W. Senbet,              $50,379               $5,234             $0                $0                $143,000
Director(5)

Lowndes A. Smith,             $52,493               $5,453             $0                $0                $149,000
Director



* As of October 31, 2006, five registered investment companies in the Complex paid compensation to the directors.






     The sales load for Class A and Class L shares of the Funds is waived for present and former officers, directors and employees of the Companies, The Hartford, the sub-advisers, the transfer agent and their affiliates. Such waiver is designed to provide an incentive for individuals that are involved and affiliated with the Funds and their operations to invest in the Funds.


     Each Company's Articles of Incorporation provide that the Company to the full extent permitted by Maryland law and the federal securities laws shall indemnify the directors and officers of the Company. The Articles of Incorporation do not authorize the Companies to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.


     As of October 31, 2006 the officers and directors of each Company as a group beneficially owned less than 1% of the outstanding shares of each class of each Fund except for the Focus Fund. The officers and directors of each Company as a group beneficially owned ___% of the Class A Shares of the Focus Fund. As of that date, the following persons held an interest in the following Funds equal to 5% or more of outstanding shares of a class:



ADVISERS FUND                             CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
-------------                             -------   -------   -------   -------   -------




BALANCED INCOME FUND                      CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
--------------------                      -------   -------   -------   -------   -------


CAPITAL APPRECIATION FUND                 CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
-------------------------                 -------   -------   -------   -------   -------




CAPITAL APPRECIATION II FUND              CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
----------------------------              -------   -------   -------   -------   -------




DISCIPLINED EQUITY FUND                   CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
-----------------------                   -------   -------   -------   -------   -------




DIVIDEND AND GROWTH FUND                  CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
------------------------                  -------   -------   -------   -------   -------




EQUITY INCOME FUND                        CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
------------------                        -------   -------   -------   -------   -------




FLOATING RATE FUND                        CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
------------------                        -------   -------   -------   -------   -------




FOCUS FUND                                CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
----------                                -------   -------   -------   -------   -------




GLOBAL COMMUNICATIONS FUND                CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
--------------------------                -------   -------   -------   -------   -------




GLOBAL FINANCIAL SERVICES FUND            CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
------------------------------            -------   -------   -------   -------   -------




GLOBAL HEALTH FUND                        CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
------------------                        -------   -------   -------   -------   -------




GLOBAL LEADERS FUND                       CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
-------------------                       -------   -------   -------   -------   -------




GLOBAL TECHNOLOGY FUND                    CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
----------------------                    -------   -------   -------   -------   -------




HIGH YIELD FUND                           CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
---------------                           -------   -------   -------   -------   -------


INCOME FUND                               CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
-----------                               -------   -------   -------   -------   -------


INFLATION PLUS FUND                       CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
-------------------                       -------   -------   -------   -------   -------




INTERNATIONAL CAPITAL APPRECIATION FUND   CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
---------------------------------------   -------   -------   -------   -------   -------




INTERNATIONAL OPPORTUNITIES FUND          CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
--------------------------------          -------   -------   -------   -------   -------




INTERNATIONAL SMALL COMPANY FUND          CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
--------------------------------          -------   -------   -------   -------   -------




MIDCAP FUND                               CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
-----------                               -------   -------   -------   -------   -------




MIDCAP VALUE FUND                         CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
-----------------                         -------   -------   -------   -------   -------




MONEY MARKET FUND                         CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
-----------------                         -------   -------   -------   -------   -------




SELECT MIDCAP GROWTH FUND                 CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
-------------------------                 -------   -------   -------   -------   -------




SELECT MIDCAP VALUE FUND                  CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
------------------------                  -------   -------   -------   -------   -------




SELECT SMALLCAP GROWTH FUND               CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
---------------------------               -------   -------   -------   -------   -------




SHORT DURATION FUND                       CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
-------------------                       -------   -------   -------   -------   -------




SMALLCAP GROWTH FUND                      CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
--------------------                      -------   -------   -------   -------   -------




SMALL COMPANY FUND                        CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
------------------                        -------   -------   -------   -------   -------




STOCK FUND                                CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
----------                                -------   -------   -------   -------   -------


TAX-FREE CALIFORNIA FUND                  CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
------------------------                  -------   -------   -------   -------   -------




TAX-FREE NEW YORK FUND                    CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
----------------------                    -------   -------   -------   -------   -------




TOTAL RETURN BOND FUND                    CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
----------------------                    -------   -------   -------   -------   -------




VALUE FUND                                CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
----------                                -------   -------   -------   -------   -------




VALUE OPPORTUNITIES FUND                  CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
------------------------                  -------   -------   -------   -------   -------




EQUITY GROWTH ALLOCATION FUND             CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
-----------------------------             -------   -------   -------   -------   -------



GROWTH ALLOCATION FUND                    CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
----------------------                    -------   -------   -------   -------   -------




BALANCED ALLOCATION FUND                  CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
------------------------                  -------   -------   -------   -------   -------




CONSERVATIVE ALLOCATION FUND              CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
----------------------------              -------   -------   -------   -------   -------




INCOME ALLOCATION FUND                    CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
----------------------                    -------   -------   -------   -------   -------




TARGET RETIREMENT INCOME FUND             CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
-----------------------------             -------   -------   -------   -------   -------




TARGET RETIREMENT 2010 FUND               CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
---------------------------               -------   -------   -------   -------   -------




TARGET RETIREMENT 2020 FUND               CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
---------------------------               -------   -------   -------   -------   -------




TARGET RETIREMENT 2030 FUND               CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
---------------------------               -------   -------   -------   -------   -------


GROWTH FUND                               CLASS A   CLASS B   CLASS C   CLASS I   CLASS L   CLASS Y
-----------                               -------   -------   -------   -------   -------   -------




GROWTH OPPORTUNITIES                      CLASS A   CLASS B   CLASS C   CLASS I   CLASS L   CLASS Y   CLASS Z
--------------------                      -------   -------   -------   -------   -------   -------   -------




TAX-FREE MINNESOTA FUND                   CLASS A   CLASS B   CLASS C   CLASS L   CLASS Y
-----------------------                   -------   -------   -------   -------   -------




TAX-FREE NATIONAL FUND                    CLASS A   CLASS B   CLASS C   CLASS L   CLASS Y
----------------------                    -------   -------   -------   -------   -------




U.S. GOVERNMENT SECURITIES FUND           CLASS A   CLASS B   CLASS C   CLASS L   CLASS Y
-------------------------------           -------   -------   -------   -------   -------




     Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of a fund. A control person may be able to take actions regarding a fund it controls without the consent or approval of other shareholders. As of October 31, 2006, Hartford Life Insurance Company, 200 Hopmeadow Street, Simsbury, Connecticut 06089, owned of record ____% of the Tax-Free California Fund and ____% of the Tax-Free New York Fund, and therefore, is a control person of each of those Funds. As of October 31, 2006, HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089, owned of record ____% of the Global Financial Services Fund and _____% of the Select MidCap Growth Fund, ____% of the Retirement Income Fund, ____% of the Select SmallCap Growth Fund, _____% of the Target Retirement 2010 Fund, _____% of the Target Retirement 2030 Fund, ____% of the Tax-Free Minnesota Fund and 99.70% of the Tax-Free National Fund, and therefore, is a control person of each of those Funds. ]


                       INVESTMENT MANAGEMENT ARRANGEMENTS

     Each Company, on behalf of the relevant Funds, has entered into an investment management agreement with HIFSCO. The investment management agreements provide that HIFSCO, subject to the supervision and approval of the applicable Company's board of directors, is responsible for the management of each Fund. In addition, HIFSCO provides administrative services to both

Companies, including, personnel, services, equipment and facilities and office space for proper operation of the Companies. Although HIFSCO, or its affiliates, have agreed to arrange for the provision of additional services necessary for the proper operation of the Companies, each Fund pays for these services directly.





     With respect to the High Yield Fund, Income Fund, Inflation Plus Fund, LargeCap Growth, Money Market Fund, Select MidCap Growth Fund, Select MidCap Value Fund, Short Duration Fund, Small Company Fund, SmallCap Growth Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund, U.S. Government Securities Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund, HIFSCO has entered into an investment services agreement with Hartford Investment Management for the provision of the day-to-day investment management services. With respect to the Advisers Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Leaders Fund, Global Technology Fund, Growth Fund, Growth Opportunities Fund, International Capital Appreciation Fund, International Opportunities Fund, International Small Company Fund, MidCap Fund, MidCap Value Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Value Fund and Value Opportunities Fund, HIFSCO has entered into an investment sub-advisory agreement with Wellington Management. Under the sub-advisory agreement, Wellington Management, subject to the general supervision of the applicable Company's board of directors and HIFSCO, is responsible for (among other things) the day-to-day investment and reinvestment of the assets of such Funds and furnishing each such Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for each Fund. With respect to the Select SmallCap Growth Fund, HIFSCO has entered into investment sub-advisory agreements with Jennison and Oberweis. Under the sub-advisory agreements, Jennison and Oberweis, subject to the general supervision of the applicable Company's board of directors and HIFSCO, are responsible for (among other things) the day-to-day investment and reinvestment of the assets of the Select SmallCap Growth Fund and furnishing advice and recommendations with respect to investments and the purchase and sale of appropriate securities for Select SmallCap Growth Fund. With respect to the Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund and Income Allocation Fund, HIFSCO does not employ the services of a sub-adviser in its management of such funds of funds.]



     Hartford Investment Management administers the asset allocation program for the Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund. HIFSCO administers the asset allocation program for the Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund and Income Allocation Fund.

     The Funds (except the funds of funds) rely on an exemptive order from the SEC under which they use a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the applicable Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the applicable Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

     The specific conditions of the exemptive order are as follows:

     1. Before the Company may rely on the exemptive order, the operation of the Company under a Manager of Managers structure must be approved by a majority of the outstanding voting securities.

     2. The applicable Funds must disclose in their prospectuses the existence, substance and effect of the exemptive order. In addition, the applicable Funds must hold themselves out to the public as employing the Manager of Managers structure. The prospectuses will prominently disclose that HIFSCO has ultimate responsibility (subject to oversight by the Board of Directors) to oversee the sub-advisers and recommend their hiring, termination and replacement.

     3. Within ninety (90) days of the hiring of any new sub-adviser, the shareholders participating in the applicable Funds will be furnished all information about the new sub-adviser that would be included in a proxy statement, except as modified by the order to permit aggregate fee disclosure. This information will include aggregate fee disclosure and any change in such disclosure caused by the addition of a new sub-adviser. HIFSCO will meet this condition by providing shareholders with an information statement meeting the requirements of Regulation 14C, Schedule 14C, and Item 22 of Schedule 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), except as modified by the order to permit aggregate fee disclosure.

     4. HIFSCO will not enter into a sub-advisory agreement with any affiliated sub-adviser without that sub-advisory agreement, including the compensation to be paid thereunder, being approved by shareholders.

     5. At all times, a majority of the Board of Directors of the Company will be directors who are not "interested persons," as that term is defined in
Section 2(a)(19) of the 1940 Act, of the Company ("Independent Directors"), and the nomination of new or additional Independent Directors will be at the discretion of the then-existing Independent Directors.

     6. When a sub-adviser change is proposed for a Fund with an affiliated sub-adviser, the Board of Directors, including a majority of the Independent Directors, will make a separate finding, reflected in the Board of Directors' minutes, that the change is in the best interests of the Fund and the shareholders participating in the Fund and does not involve a conflict of interest from which HIFSCO or the affiliated sub-adviser derives an inappropriate advantage.

     7. HIFSCO will provide general management services to the Company and the applicable Funds, including overall supervisory responsibility for the general management and investment of each applicable Fund's investments portfolio, and, subject to review and approval by the Board of Directors, will: (a) set the applicable Fund's overall investment strategies; (b) evaluate, select and recommend sub-advisers to manage all or a part of the applicable Fund's assets;
(c) allocate and, when appropriate, reallocate the applicable Fund's assets among multiple sub-advisers; (d) monitor and evaluate the investment performance of sub-advisers; and (e) implement procedures reasonably designed to ensure that the sub-advisers comply with the applicable Fund's investment objective, policies and restrictions.

     8. No director or officer of the Company or directors or officers of HIFSCO will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in any sub-adviser except for (i) ownership of interests in HIFSCO or any entity that controls, is controlled by or is under common control with HIFSCO; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a sub-adviser or any entity that controls, is controlled by or is under common control with a sub-adviser.

     9. The Company will include in its registration statement the aggregate fee disclosure.

     10. Independent counsel knowledgeable about the 1940 Act and the duties of Independent Directors will be engaged to represent the Independent Directors of the Funds. The selection of such counsel will be within the discretion of the then-existing Independent Directors.

     11. HIFSCO will provide the Board of Directors, no less often than quarterly, with information about HIFSCO's profitability. Such information will reflect the impact on profitability of the hiring or termination of any sub-adviser during the applicable quarter.

     12. When a sub-adviser is hired or terminated, HIFSCO will provide the Board of Directors with information showing the expected impact on HIFSCO's profitability.


     As provided by the investment management agreements, each Fund pays HIFSCO an investment management fee, which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of each Fund's average daily net assets. With respect to each of the Funds, except the Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund and Income Allocation Fund, HIFSCO, not any Fund, pays the sub-advisory fees to the applicable sub-adviser(s) and the investment services fee to Hartford Investment Management.


INVESTMENT MANAGEMENT FEES

     The investment management fee rates are as follows:

Select SmallCap Growth Fund

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          1.05%
Next $500 million                                           1.00%
Amount Over $1 billion                                      0.95%





     Capital Appreciation II Fund

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $250 million                                          1.00%
Next $250 million                                           0.95%
Next $500 million                                           0.90%
Amount Over $1 billion                                      0.85%


Select MidCap Value Fund



AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          1.00%
Next $500 million                                           0.95%
Amount Over $1 billion                                      0.90%

     Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund and Value Opportunities Fund

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
-----------------------                                  -----------
First $100 million                                          1.00%
Next $150 million                                           0.80%
Amount Over $250 million                                    0.70%


     Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund and Global Technology Fund, International Capital Appreciation Fund, International Small Company Fund and Select MidCap Growth Fund


AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.90%
Next $500 million                                           0.85%
Amount Over $1 billion                                      0.80%


     Small Company Fund



AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $250 million                                          0.85%
Next $250 million                                           0.80%
Next $500 million                                           0.75%
Next $500 million                                           0.70%
Amount Over $1.5 billion                                    0.65%



     Global Leaders Fund, International Opportunities Fund, MidCap Fund and MidCap Value Fund



AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.85%
Next $500 million                                           0.75%
Amount Over $1 billion                                      0.70%



Tax-Free National Fund (1)



AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $50 million                                           0.80%
Next $4.95 billion                                          0.70%
Next $5 billion                                             0.68%
Amount Over $10 billion                                     0.67%



(1) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.15% of the management fees until October 31, 2007.



     Capital Appreciation Fund, Disciplined Equity Fund, Equity Income Fund(2), Stock Fund(3) and Value Fund



AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.80%
Next $500 million                                           0.70%
Amount Over $1 billion                                      0.65%



(2) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.10% of the management fees until October 31, 2007.



(3) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.05% of the management fees until October 31, 2007.

     Dividend and Growth Fund



AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.75%
Next $500 million                                           0.65%
Amount Over $1 billion                                      0.60%



     High Yield Fund (4)



AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.75%
Next $500 million                                           0.65%
Next $4 billion                                             0.60%
Next $5 billion                                             0.58%
Amount Over $10 billion                                     0.57%



(4) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.20% of the management fees until October 31, 2007.



BALANCED INCOME FUND



AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $250 million                                          0.725%
Next $250 million                                            0.70%
Next $500 million                                           0.675%
Amount Over $1 billion                                       0.65%



     Tax-Free Minnesota Fund (5)



AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $50 million                                           0.72%
Next $4.95 billion                                          0.70%
Next $5 billion                                             0.68%
Amount Over $10 billion                                     0.67%



(5) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.15% of the management fees until October 31, 2007.



     Advisers Fund (6)



AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                           0.69%
Next $500 million                                           0.625%
Amount Over $1 billion                                      0.575%



(6) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.05% of the management fees until October 31, 2007.



     Floating Rate Fund



AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.65%
Next $4.5 billion                                           0.60%
Next $5 billion                                             0.58%
Amount Over $10 billion                                     0.57%



     Income Fund and Inflation Plus Fund (7)

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.60%
Next $4.5 billion                                           0.55%
Next $5 billion                                             0.53%
Amount Over $10 billion                                     0.52%



(7) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.10% of the management fees until October 31, 2007.



     U.S. Government Securities Fund



AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $50 million                                           0.60%
Next $450 million                                           0.55%
Next $4.5 billion                                           0.50%
Next $5 billion                                             0.48%
Amount Over $10 billion                                     0.47%



     Total Bond Return Fund



AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                           0.55%
Next $500 million                                           0.525%
Next $4 billion                                              0.50%
Next $5 billion                                              0.48%
Amount Over $10 billion                                      0.47%



     Short Duration Fund, Tax-Free California Fund and Tax-Free New York Fund



AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.55%
Next $4.5 billion                                           0.50%
Next $5 billion                                             0.48%
Amount Over $10 billion                                     0.47%



     Money Market Fund



AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.50%
Next $500 million                                           0.45%
Next $4 billion                                             0.40%
Next $5 billion                                             0.38%
Amount Over $10 billion                                     0.37%



Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Income Allocation Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund



AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                                 -----------
First $500 million                                          0.15%
Amount Over $500 million                                    0.10%

SUB-ADVISORY/INVESTMENT SERVICES FEES



     The sub-advisory/investment services fee rates are as follows:



     Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Select MidCap Growth Fund, Select MidCap Value Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund, U.S. Government Securities Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund


Average Daily Net Assets                                 Annual Rate
------------------------                                 -----------
All Assets                                                 At Cost

     Global Communications Fund, Global Financial Services Fund, Global Health Fund and Global Technology Fund

Average Daily Net Assets                                 Annual Rate
------------------------                                 -----------
First $100 million                                          0.450%
Next $400 million                                           0.350%
Amount over $500 million                                    0.300%

     Focus Fund


Average Daily Net Assets                                 Annual Rate
------------------------                                 -----------
First $50 million                                           0.400%
Next $100 million                                           0.300%
Amount over $150 million                                    0.250%


     International Capital Appreciation Fund


Average Daily Net Assets                                 Annual Rate
------------------------                                 -----------
First $50 million                                           0.400%
Next $100 million                                           0.300%
Next $350 million                                           0.250%
Amount over $500 million                                    0.225%


     International Small Company Fund


Average Daily Net Assets                                 Annual Rate
------------------------                                 -----------
First $50 million                                           0.400%
Next $100 million                                           0.350%
Amount over $150 million                                    0.275%

     Capital Appreciation Fund, Global Leaders Fund, Growth Fund, International Opportunities Fund and MidCap Fund



Average Daily Net Assets                                 Annual Rate
------------------------                                 -----------
First $50 million                                           0.400%
Next $100 million                                           0.300%
Next $350 million                                           0.250%
Next $500 million                                           0.200%
Amount over $1 billion                                      0.175%


     Equity Income Fund and Value Fund

Average Daily Net Assets                                 Annual Rate
------------------------                                 -----------
First $50 million                                           0.350%
Next $100 million                                           0.275%
Next $350 million                                           0.225%
Amount over $500 million                                    0.175%

     Growth Opportunities Fund, MidCap Value Fund, SmallCap Growth Fund and Value Opportunities Fund

Average Daily Net Assets                                 Annual Rate
------------------------                                 -----------
First $50 million                                           0.400%
Next $100 million                                           0.300%
Next $350 million                                           0.250%
Amount over $500 million                                    0.200%

     Disciplined Equity Fund, Dividend and Growth Fund and Stock Fund

Average Daily Net Assets                                 Annual Rate
------------------------                                 -----------
First $50 million                                           0.325%
Next $100 million                                           0.250%
Next $350 million                                           0.200%
Next $500 million                                           0.150%
Amount over $1 billion                                      0.125%

     Advisers Fund

Average Daily Net Assets                                 Annual Rate
------------------------                                 -----------
First $50 million                                           0.220%
Next $100 million                                           0.180%
Next $350 million                                           0.150%
Next $500 million                                           0.125%
Amount over $1 billion                                      0.100%

     Capital Appreciation II Fund

Average Daily Net Assets                                 Annual Rate
------------------------                                 -----------
First $250 million                                          0.500%
Next $250 million                                           0.450%
Next $500 million                                           0.400%
Amount Over $1 billion                                      0.350%

ADVISORY FEE PAYMENT HISTORY


     For the last three fiscal years, each Hartford Fund paid HIFSCO the following advisory fees:



                                                           EXPENSE
                                                        REIMBURSEMENT
FUND NAME                                  GROSS FEES        2006        NET PAID*
---------                                 -----------   -------------   -----------
Advisers Fund
Capital Appreciation Fund
Disciplined Equity Fund
Dividend and Growth Fund
Equity Income Fund
Focus Fund
Global Communications Fund
Global Financial Services Fund
Global Health Fund
Global Leaders Fund
Global Technology Fund
High Yield Fund
Income Fund
Inflation Plus Fund
International Capital Appreciation Fund
International Opportunities Fund
International Small Company Fund
MidCap Fund
MidCap Value Fund
Money Market Fund
Short Duration Fund
Small Company Fund
Stock Fund
Tax-Free California Fund
Tax-Free New York Fund
Total Return Bond Fund
Value Fund



                                                           EXPENSE
                                                        REIMBURSEMENT
FUND NAME                                  GROSS FEES        2005        NET PAID*
---------                                 -----------   -------------   -----------
Advisers Fund                             $14,425,360     $  348,817    $14,076,543
Capital Appreciation Fund                 $56,766,998             --    $56,766,998
Capital Appreciation II Fund              $   227,301     $   96,060    $   131,241
Disciplined Equity Fund                   $ 2,929,419     $  114,686    $ 2,814,733
Dividend and Growth Fund                  $17,693,015             --    $17,693,015
Equity Income Fund                        $ 3,118,002     $3,208,535       ($90,533)
Floating Rate Fund                        $   334,884     $  385,126       ($50,242)
Focus Fund                                $   964,411     $   54,259    $   910,152
Global Communications Fund                $   164,980     $   95,836    $    69,144
Global Financial Services Fund            $   202,708     $   85,748    $   116,960
Global Health Fund                        $ 4,071,263     $  339,582    $ 3,731,681
Global Leaders Fund                       $ 5,799,463     $  612,509    $ 5,186,954

Global Technology Fund                    $   547,613     $  317,552    $   230,061
High Yield Fund                           $ 2,725,465     $   10,244    $ 2,715,221
Income Fund                               $   293,793     $  114,478    $   179,315
Inflation Plus Fund                       $ 5,202,427     $  528,422    $ 4,674,005
International Capital Appreciation Fund   $ 1,987,067     $  278,511    $ 1,708,556
International Opportunities Fund          $ 1,212,816     $  244,485    $   968,331
International Small Company Fund          $ 1,072,393     $  153,282    $   919,111
MidCap Fund                               $20,063,734             --    $20,063,734
MidCap Value Fund                         $ 3,783,997     $  400,995    $ 3,383,002
Money Market Fund                         $ 1,262,510     $  597,417    $   665,093
Select MidCap Growth Fund                 $   103,727     $   89,623    $    14,104
Select MidCap Value Fund                  $   103,695     $   14,292    $    89,403
Select SmallCap Growth Fund               $     4,600             --    $     4,600
Short Duration Fund                       $   751,436     $  132,944    $   618,492
Small Company Fund                        $ 2,538,289     $  478,172    $ 2,060,117
Stock Fund                                $10,714,469     $  794,453    $ 9,920,016
Tax-Free California Fund                  $    98,023     $   22,484    $    75,539
Tax-Free New York Fund                    $    82,170     $   27,624    $    54,546
Total Return Bond Fund                    $ 3,901,823     $  156,295    $ 3,745,528
Value Fund                                $ 1,035,598     $   31,229    $ 1,004,369
Equity Growth Allocation Fund             $   135,836     $  137,174        ($1,338)
Growth Allocation Fund                    $   473,103     $  328,562    $   144,541
Balanced Allocation Fund                  $   584,436     $  243,796    $   340,640
Conservative Allocation Fund              $   177,177     $   75,079    $   102,098
Income Allocation Fund                    $    50,622     $   55,572        ($4,950)
Retirement Income Fund                    $         9     $        4    $         5
Target Retirement 2010 Fund               $         6     $        4    $         2
Target Retirement 2020 Fund               $        16     $       11    $         5
Target Retirement 2030 Fund               $         6     $        5    $         1



                                                           EXPENSE
                                                        REIMBURSEMENT
FUND NAME                                  GROSS FEES        2004        NET PAID*
---------                                 -----------   -------------   ------------
Advisers Fund                             $16,540,379     $  165,762    $16,374,617
Capital Appreciation Fund                 $40,217,537     $1,974,321    $38,243,216
Disciplined Equity Fund                   $ 2,824,471     $  163,061    $ 2,661,410
Dividend and Growth Fund                  $14,713,012     $  234,077    $14,478,935
Equity Income Fund                        $ 1,391,578     $1,462,134       ($70,556)(a)
Focus Fund                                $ 1,217,098     $   37,836    $ 1,179,262
Global Communications Fund                $   114,803     $   47,531    $    67,272
Global Financial Services Fund            $   197,633     $   44,876    $   152,757
Global Health Fund                        $ 2,862,653     $  437,772    $ 2,424,881
Global Leaders Fund                       $ 5,633,293     $  779,308    $ 4,853,985
Global Technology Fund                    $   670,905     $  337,616    $   333,289
High Yield Fund                           $ 2,855,519     $    3,774    $ 2,851,745
Income Fund                               $   205,790     $   55,399    $   150,391

Inflation Plus Fund                       $ 3,443,363     $  321,246    $ 3,122,117
International Capital Appreciation Fund   $   460,562     $  159,623    $   300,939
International Opportunities Fund          $ 1,075,142     $  328,128    $   747,014
International Small Company Fund          $   637,354     $  204,115    $   433,239
MidCap Fund                               $18,713,044     $  338,513    $18,374,531
MidCap Value Fund                         $ 3,071,547     $  482,396    $ 2,589,151
Money Market Fund                         $ 1,514,471     $  927,433    $   587,038
Short Duration Fund                       $   461,006     $   95,406    $   365,600
Small Company Fund                        $ 2,424,927     $  668,893    $ 1,756,034
Stock Fund                                $12,394,558     $  133,892    $12,260,666
Tax-Free California Fund                  $    89,645     $   15,190    $    74,455
Tax-Free New York Fund                    $    69,420     $   16,193    $    53,227
Total Return Bond Fund                    $ 3,561,876     $   84,824    $ 3,477,052
Value Fund                                $   602,723     $   29,638    $   573,085
Equity Growth Allocation Fund             $     6,562     $    8,034        ($1,472)(b)
Growth Allocation Fund                    $    22,590     $   15,386    $     7,204
Balanced Allocation Fund                  $    33,151     $   11,143    $    22,008
Conservative Allocation Fund              $    14,731     $    4,973    $     9,758
Income Allocation Fund                    $     4,438     $    4,519           ($81)(c)






* Gross fees offset by amount of Expense Reimbursement on total operating expenses.

(a)  Reimbursement of $1,462,134 exceeds advisory fee of $1,391,578



(b)  Reimbursement of $8,034 exceeds advisory fee of $6,562



(c)  Reimbursement of $4,519 exceeds advisory fee of $4,438



     For the last three fiscal years, each New Hartford Fund paid HIFSCO the following advisory fees:



                                                          EXPENSE
                                                       REIMBURSEMENT
FUND NAME                                 GROSS FEES        2006        NET PAID*
---------                                 ----------   -------------   ----------
Growth Fund
Growth Opportunities Fund
SmallCap Growth Fund
Tax-Free Minnesota Fund
Tax-Free National Fund
U.S. Government Securities Fund
Value Opportunities Fund



                                                          EXPENSE
                                                       REIMBURSEMENT
FUND NAME                                 GROSS FEES        2005        NET PAID*
---------                                 ----------   -------------   ----------
Growth Fund                               $7,709,316      $421,774     $7,287,542
Growth Opportunities Fund                 $6,060,778      $244,721     $5,816,057
SmallCap Growth Fund                      $2,346,628      $189,611     $2,157,017
Tax-Free Minnesota Fund                   $  260,951      $ 32,374     $  228,577
Tax-Free National Fund                    $  726,442      $153,133     $  573,309
U.S. Government Securities Fund           $1,791,770      $201,921     $1,589,849
Value Opportunities Fund                  $1,507,862      $149,765     $1,358,097



                                                          EXPENSE
                                                       REIMBURSEMENT
FUND NAME                                 GROSS FEES        2004        NET PAID*
---------                                 ----------   -------------   ----------
Growth Fund                               $5,020,005      $429,605     $4,590,400
Growth Opportunities Fund                 $5,265,970      $377,046     $4,888,924
SmallCap Growth Fund                      $1,877,274      $189,404     $1,687,870
Tax-Free Minnesota Fund                   $  264,877      $ 18,435     $  246,442
Tax-Free National Fund                    $  679,177      $108,715     $  570,462
U.S. Government Securities Fund           $2,044,801      $188,317     $1,856,484
Value Opportunities Fund                  $  675,706      $106,069     $  569,537





* Gross Fees offset by amount of Expense Reimbursement on total operating expenses.

     For the last three fiscal years, HIFSCO paid Wellington Management the following sub-advisory fees:






                                                         FEE WAIVER
FUND NAME                                 GROSS FEES        2006        NET PAID
---------                                 ----------   -------------   ----------
Advisers Fund
Capital Appreciation Fund
Disciplined Equity Fund
Dividend and Growth Fund
Equity Income Fund
Focus Fund
Global Communications Fund
Global Financial Services Fund
Global Health Fund
Global Leaders Fund
Global Technology Fund
Growth Fund
Growth Opportunities Fund
International Capital Appreciation Fund
International Opportunities Fund
International Small Company Fund
MidCap Fund
MidCap Value Fund

Small Company Fund
SmallCap Growth Fund
Stock Fund
Value Fund
Value Opportunities Fund



                                                        FEE WAIVER
FUND NAME                                  GROSS FEES      2005        NET PAID
---------                                 -----------   ----------   -----------
Advisers Fund                             $ 3,058,047    $348,817    $ 2,709,230
Capital Appreciation Fund                 $15,639,037          --    $15,639,037
Capital Appreciation II Fund              $   113,650          --    $   113,650
Disciplined Equity Fund                   $   844,804          --    $   844,804
Dividend and Growth Fund                  $ 4,090,025          --    $ 4,090,025
Equity Income Fund                        $   989,387          --    $   989,387
Focus Fund                                $   339,300          --    $   339,300
Global Communications Fund                $    74,269    $ 74,269             --
Global Financial Services Fund            $    91,259    $ 91,259             --
Global Health Fund                        $ 1,523,287          --    $ 1,523,287
Global Leaders Fund                       $ 1,788,081          --    $ 1,788,081
Global Technology Fund                    $   246,426          --    $   246,426
Growth Fund                               $ 2,432,071          --    $ 2,432,071
Growth Opportunities Fund                 $ 1,977,966          --    $ 1,977,966
International Capital Appreciation Fund   $   624,887          --    $   624,887
International Opportunities Fund          $   477,978    $238,989    $   238,989
International Small Company Fund          $   400,326          --    $   400,326
MidCap Fund                               $ 5,390,760          --    $ 5,390,760
MidCap Value Fund                         $ 1,237,882          --    $ 1,237,882
Small Company Fund                        $   871,498    $ 73,131    $   798,367
SmallCap Growth Fund                      $   802,978          --    $   802,978
Stock Fund                                $ 2,480,475          --    $ 2,480,475
Value Fund                                $   393,470          --    $   393,470
Value Opportunities Fund                  $   528,131          --    $   528,131



                                                        FEE WAIVER
FUND NAME                                  GROSS FEES      2004        NET PAID
---------                                 -----------   ----------   -----------
Advisers Fund                             $ 3,850,266          --    $ 3,850,266
Capital Appreciation Fund                 $11,183,716          --    $11,183,716
Disciplined Equity Fund                   $   818,670          --    $   818,670
Dividend and Growth Fund                  $ 3,469,565          --    $ 3,469,565
Equity Income Fund                        $   488,058          --    $   488,058
Focus Fund                                $   415,152          --    $   415,152
Global Communications Fund                $    51,641    $ 51,641             --
Global Financial Services Fund            $    88,895    $ 88,895             --
Global Health Fund                        $ 1,101,974          --    $ 1,101,974
Global Leaders Fund                       $ 1,743,990          --    $ 1,743,990
Global Technology Fund                    $   301,907          --    $   301,907
Growth Fund                               $ 1,680,046          --    $ 1,680,046
Growth Opportunities Fund                 $ 1,751,058          --    $ 1,751,058
International Capital Appreciation Fund   $   177,728          --    $   177,728
International Opportunities Fund          $   429,485    $214,743    $   214,742
International Small Company Fund          $   247,621          --    $   247,621
MidCap Fund                               $ 5,053,432          --    $ 5,053,432
MidCap Value Fund                         $ 1,028,455          --    $ 1,028,455
Small Company Fund                        $   838,272    $419,136    $   419,136
SmallCap Growth Fund                      $   649,177          --    $   649,177
Stock Fund                                $ 2,803,952          --    $ 2,803,952
Value Fund                                $   244,703          --    $   244,703
Value Opportunities Fund                  $   252,727          --    $   252,727

     For the fiscal year ended October 31, 2005, HIFSCO paid the following sub-advisory fees for Select MidCap Growth Fund, Select MidCap Value Fund and Select SmallCap Growth Fund:



                                                        FEE WAIVER
FUND NAME                                  GROSS FEES      2005        NET PAID
---------                                 -----------   ----------   -----------
Select MidCap Growth Fund                   $51,755         --         $51,755
Select MidCap Value Fund                    $48,419         --         $48,419
Select SmallCap Growth Fund                 $ 2,297         --         $ 2,297



     For the last three fiscal years, HIFSCO paid Hartford Investment Management the following sub-advisory fees:



                                           2006     2005       2004
                                          -----   --------   --------
Floating Rate Fund                                $ 78,790         --
High Yield Fund                                   $280,294   $262,865
Income Fund                                       $ 37,763   $ 23,683
Inflation Plus Fund                               $694,468   $402,677
Money Market Fund                                 $194,755   $209,112
Short Duration Fund                               $105,370   $ 58,145
Tax-Free California Fund                          $ 13,746   $ 11,253
Tax-Free Minnesota Fund                           $ 27,954   $ 25,399
Tax-Free National Fund                            $ 74,533   $ 62,055
Tax-Free New York Fund                            $ 11,523   $  8,715
Total Return Bond Fund                            $477,069   $384,334
U.S. Government Securities Fund                   $191,918   $196,736



     HIFSCO has voluntarily agreed to limit the expenses of certain classes of each of the following Funds by reimbursing each of the Funds when total fund operating expenses of the class exceed the following percentages. This policy may be discontinued at any time, subject to the following exceptions. HIFSCO has agreed through October 31, 2007 to limit the total operating expenses of the Class A shares of Advisers Fund, Classes A, R3, R4 and R5 of Stock Fund, the Classes A, B, C, I, R3, R4, R5 and Y shares of Equity Income Fund, the Classes A, B, C and Y shares of Focus Fund and the Classes A, B, C, R3, R4, R5 and Y shares of High Yield Fund. In addition, HIFSCO has agreed to limit permanently the total operating expenses of the Class A, B, C, I, R3, R4, R5 and Y shares of Floating Rate Fund, the Class L shares of U.S. Government Securities Fund, the Class Y shares of Tax-Free Minnesota Fund and Tax-Free National Fund, the Class I shares of Inflation Plus Fund, the Classes I, R3, R4, R5 and Y shares of Total Return Bond Fund, and the Class Y shares of Tax-Free California Fund and Tax-Free New York Fund.



                                               CLASSES
FUND NAME                            CLASS A    B & C    CLASS I   CLASS L   CLASS R3   CLASS R4   CLASS R5   CLASS Y
---------                            -------   -------   -------   -------   --------   --------   --------   -------
Advisors Fund                         1.18%      N/A       N/A       N/A       [N/A]      [N/A]     [N/A]       N/A
Capital Appreciation Fund             1.29%      N/A      1.04%      N/A      [1.54%      1.24%     0.94%]      N/A
Capital Appreciation II Fund          1.60%     2.35%     1.35%      N/A      [1.85%      1.55%     1.25%]     1.15%
Disciplined Equity Fund               1.40%     2.15%      N/A       N/A      [1.65%      1.35%     1.05%]     1.00%
Dividend and Growth Fund              1.25%      N/A      1.00%      N/A      [1.50%      1.20%     0.90%]      N/A

Equity Income Fund                    1.25%     2.00%     1.00%      N/A      [1.60%      1.30%     1.00%]     0.90%
Floating Rate Fund                    1.00%     1.75%     0.75%      N/A      [1.45%      1.15%     0.85%]     0.75%
Focus Fund                            1.50%     2.25%      N/A       N/A        N/A        N/A       N/A       1.10%
Global Communications Fund            1.60%     2.35%      N/A       N/A        N/A        N/A       N/A       1.20%
Global Financial Services Fund        1.60%     2.35%      N/A       N/A        N/A        N/A       N/A       1.20%
Global Health Fund                    1.60%     2.35%     1.35%      N/A      [1.85%      1.55%     1.25%]     1.20%
Global Leaders Fund                   1.48%     2.35%      N/A       N/A      [1.73%      1.43%     1.13%]     1.20%
Global Technology Fund                1.60%     2.35%      N/A       N/A        N/A        N/A       N/A       1.20%
Growth Fund                           1.33%     2.15%     1.08%     1.45%     [1.58%      1.28%     0.98%]     1.00%
Growth Opportunities Fund             1.36%     2.15%     1.11%     1.45%     [1.61%      1.31%     1.01%]     1.00%
High Yield Fund                       1.15%     1.90%      N/A       N/A      [1.40%      1.10%     0.80%]     0.75%
Income Fund                           0.95%     1.70%      N/A       N/A        N/A        N/A       N/A       0.70%
Inflation Plus Fund                   0.85%     1.60%     0.60%      N/A      [1.29%      0.99%     0.68%]     0.60%
International Capital Appreciation
   Fund                               1.60%     2.35%     1.35%      N/A      [1.85%      1.55%     1.25%]     1.20%
International Opportunities Fund      1.57%     2.35%      N/A       N/A      [1.82%      1.52%     1.22%]     1.20%
International Small Company Fund      1.60%     2.35%      N/A       N/A        N/A        N/A       N/A       1.20%
MidCap Fund                           1.37%      N/A       N/A       N/A        N/A        N/A       N/A        N/A
MidCap Value Fund                     1.40%     2.15%      N/A       N/A        N/A        N/A       N/A       1.00%
Money Market Fund                     0.95%     1.70%      N/A       N/A      [1.20%      0.90%     0.60%]     0.55%
Select MidCap Growth Fund             1.50%     2.25%      N/A       N/A        N/A        N/A       N/A       1.10%
Select MidCap Value Fund              1.55%     2.30%      N/A       N/A        N/A        N/A       N/A       1.15%
Select SmallCap Growth Fund           1.65%     2.40%      N/A       N/A        N/A        N/A       N/A       1.20%
Short Duration Fund                   0.90%     1.65%      N/A       N/A        N/A        N/A       N/A       0.65%
Small Company Fund                    1.40%     2.15%     1.15%      N/A      [1.65%      1.35%     1.05%]     1.00%
SmallCap Growth Fund                  1.40%     2.15%     1.15%     1.25%     [1.65%      1.35%     1.05%]     1.10%
Stock Fund                            1.28%      N/A       N/A       N/A      [1.53%      1.23%     0.93%]      N/A
Tax-Free California Fund              0.85%     1.60%      N/A       N/A        N/A        N/A       N/A       0.75%
Tax-Free Minnesota Fund               0.85%     1.60%      N/A      0.90%       N/A        N/A       N/A       0.75%
Tax-Free National Fund                0.85%     1.60%      N/A      0.90%       N/A        N/A       N/A       0.75%
Tax-Free New York Fund                0.85%     1.60%      N/A       N/A        N/A        N/A       N/A       0.75%
Total Return Bond Fund                1.00%     1.75%     0.75%      N/A      [1.45%      1.15%     0.83%]     0.75%
U.S. Government Securities Fund       1.00%     1.75%      N/A      1.00%       N/A        N/A       N/A       0.75%
Value Fund                            1.40%     2.15%      N/A       N/A      [1.65%      1.35%     1.05%]     1.00%
Value Opportunities Fund              1.40%     2.15%     1.15%     1.45%     [1.65%      1.35%     1.05%]     1.25%

Equity Growth Allocation Fund         1.60%     2.25%     1.35%      N/A      [1.81%      1.51%     1.21%]      N/A
Growth Allocation Fund                1.50%     2.15%     1.25%      N/A      [1.84%      1.51%     1.21%]      N/A
Balanced Allocation Fund              1.40%     2.10%     1.15%      N/A      [1.78%      1.48%     1.18%]      N/A
Conservative Allocation Fund          1.35%     2.00%     1.10%      N/A      [1.78%      1.48%     1.18%]      N/A
Income Allocation Fund                1.20%     1.90%     0.95%      N/A      [1.59%      1.29%     0.99%]      N/A
Retirement Income Fund                1.20%     1.95%      N/A       N/A      [1.60%      1.30%     1.00%]     0.90%
Target Retirement 2010 Fund           1.25%     2.00%      N/A       N/A      [1.65%      1.35%     1.05%]     0.95%
Target Retirement 2020 Fund           1.30%     2.05%      N/A       N/A      [1.70%      1.40%     1.10%]     1.00%
Target Retirement 2030 Fund           1.35%     2.10%      N/A       N/A      [1.75%      1.45%     1.15%]     1.05%






     Pursuant to the investment management agreements, investment sub-advisory agreements and investment services agreements, neither HIFSCO nor the sub-advisers are liable to the Funds or their shareholders for an error of judgment or mistake of law or for a loss suffered by the Funds in connection with the matters to which their respective agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of HIFSCO or a sub-adviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable agreement. Jennison, Oberweis and Wellington Management have agreed to indemnify HIFSCO to the fullest extent permitted by law against any and all loss, damage, judgment, fines, amounts paid in settlement and attorneys' fees incurred by HIFSCO, which result in whole or in part from any of Jennison, Northern Capital, Oberweis, Sterling or Wellington Management's misfeasance, bad faith, gross negligence [(negligence in the case of Oberweis)] or reckless disregard of its duties as specifically set forth in the respective sub-advisory agreement. [Need to include Kayne, SSgA and MetWest].



     HIFSCO, whose business address is 200 Hopmeadow Street, Simsbury, Connecticut 06089, was organized in 1995. As of December 31, 2006, HIFSCO had approximately [$____] billion of assets under management. Hartford Investment Management is located at 55 Farmington Avenue, Hartford, Connecticut 06105 and was organized in 1996. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies, and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of

December 31, 2006, Hartford Investment Management had investment management authority over approximately [$____] billion in assets.



     Wellington Management, whose business address is 75 State Street, Boston, MA 02109, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2006, Wellington Management had investment management authority with respect to approximately $521 billion in assets. Wellington Management is a Massachusetts limited liability partnership.





          Jennison Associates LLC, whose business address is 466 Lexington Avenue, New York, New York 10017, is a direct, wholly-owned subsidiary of Prudential Investment Management, Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. Jennison provides investment management services primarily to corporations, trusteed pension and profit-sharing plans, charitable organizations, endowments, insurance separate accounts, affiliated and third-party mutual funds, other commingled funds and individually managed accounts for managed account programs sponsored by broker-dealers. Founded in 1969, Jennison managed approximately [$____] billion in assets as of December 31, 2006.



          KAR is a registered investment adviser based in Los Angeles, California. The firm manages a range of portfolios for its clients using a common disciplined, high-quality investment philosophy. As of December 31, 2006, KAR had approximately $__ billion in assets under management. KAR is principally located at 1800 Avenue of the Stars, Los Angeles, California 90067.



          MetWest Capital oversees and manages investment portfolios for institutional and individual clients throughout the United States and abroad. MetWest Capital specializes in large cap and small cap value equity, international core value equity and balanced portfolios. As of December 31, 2006, MetWest Capital had investment management authority over approximately $__ billion in assets under management. MetWest Capital is principally located at 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660.



          Oberweis Asset Management, Inc., whose business address is 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532, is a boutique investment firm that focuses on investments in rapidly growing firms. Established in 1989, Oberweis provides investment advice to funds, institutions and individual investors on a broad range of investment products. As of December 31, 2006, Oberweis had approximately [$____] billion in assets under management.



         SSgA FM is one of the State Street Global Advisors companies that constitute the investment management business of State Street Corporation. State Street Global Advisors has been in the business of providing investment advisory services since 1978. SSgA FM was formed in May 2001. The corporate offices of SSgA FM are located at State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. SSgA FM is an affiliate of State Street Corporation. As of December 31, 2006, SSgA FM managed approximately $__ billion in assets, and State Street Global Advisors managed approximately $__ trillion in assets.


     Hartford Life, an affiliate of HIFSCO, provides fund accounting services to the Funds including, but not limited to, daily pricing of portfolio securities; computation of the net asset value and the net income of such Funds in accordance with such Funds' prospectuses and statement of additional information; calculation of dividend and capital gain distributions, if any; calculation of yields on all applicable Funds and all classes thereof; preparation of various reports; and such other similar services with respect to a Fund as may be reasonably requested by such Funds.


     With respect to the Hartford Funds, Hartford Life provides such fund accounting services pursuant to a fund accounting agreement by and between The Hartford Mutual Funds, Inc., on behalf of those Hartford Funds, and Hartford Life. In consideration of services rendered and expenses assumed pursuant to this agreement, each Hartford Fund (except for the funds of funds) pays Hartford Life a fee calculated at the annual rate of [_____%] of its aggregate net assets. For the period July 24, 2001 until October 31, 2006, this fee was calculated at the annual rate of [_____%] of the aggregate net assets of each of those Hartford Funds. With respect to the funds of funds, Hartford Life receives a fee from each fund of funds calculated at the annual rate of [_____%] of its aggregate net assets.



     With respect to the New Hartford Funds, Hartford Life provides such fund accounting services pursuant to a fund accounting agreement by and between The Hartford Mutual Funds II, Inc., on behalf of the New Hartford Funds, Hartford Life and HIFSCO. In consideration of services rendered and expenses assumed pursuant to this agreement, each New Hartford Fund, except for the classes listed below, pays Hartford Life a fee calculated at the annual rate of 0.015% of its aggregate net assets. Prior to December 31, 2006, this fee was calculated at the annual rate of 0.02% of the aggregate net assets of each of those New Hartford Funds. For the Class L shares of each of the New Hartford Funds, HIFSCO pays the fund accounting services fees.


     The compensation paid to Hartford Life for such services for the last three fiscal years is as follows:


FUND NAME                                 2006      2005         2004
---------                                 ----   ----------   ----------
Advisers Fund                                    $  447,490   $  517,953
Balanced Fund
Capital Appreciation Fund                        $1,715,780   $1,206,572
Capital Appreciation II Fund                     $    4,546          N/A
Disciplined Equity Fund                          $   73,229   $   70,606
Dividend and Growth Fund                         $  556,402   $  457,046
Equity Income Fund                               $   77,944   $   34,787
Floating Rate Fund                               $   10,303          N/A
Focus Fund                                       $   19,287   $   24,340
Global Communications Fund                       $    3,299   $    2,296
Global Financial Services Fund                   $    4,054   $    3,952
Global Health Fund                               $   81,468   $   57,248

FUND NAME                                 2006      2005         2004
---------                                 ----   ----------   ----------
Global Leaders Fund                              $  141,313   $  136,870
Global Technology Fund                           $   10,951   $   13,417
Growth Fund                                      $  136,624   $   56,068
Growth Opportunities Fund                        $   32,512   $   12,037
High Yield Fund                                  $   72,673   $   76,141
Income Fund                                      $    9,793   $    6,858
Inflation Plus Fund                              $  180,079   $  116,539
International Capital Appreciation Fund          $   39,738   $    9,210
International Opportunities Fund                 $   28,534   $   25,295
International Small Company Fund                 $   21,446   $   12,746
MidCap Fund                                      $  544,646   $  506,030
MidCap Value Fund                                $   89,028   $   72,266
Money Market Fund                                $   50,496   $   60,573
Select MidCap Growth Fund                        $    2,305          N/A
Select MidCap Value Fund                         $    2,027          N/A
Select SmallCap Growth Fund                      $       88          N/A
Short Duration Fund                              $   27,324   $   16,732
Small Company Fund                               $   59,719   $   57,052
SmallCap Growth Fund                             $   22,140   $   10,449
Stock Fund                                       $  298,896   $  350,557
Tax-Free California Fund                         $    3,564   $    3,260
Tax-Free Minnesota Fund                          $    1,200   $      963
Tax-Free National Fund                           $   10,917   $    9,277
Tax-Free New York Fund                           $    2,988   $    2,524
Total Return Bond Fund                           $  123,701   $  111,323
U.S. Government Securities Fund                  $   18,405   $   21,357
Value Fund                                       $   25,888   $   15,067
Value Opportunities Fund                         $   23,974   $    5,244
Equity Growth Allocation Fund                    $    6,792   $      323
Growth Allocation Fund                           $   23,657   $    1,111
Balanced Allocation Fund                         $   29,224   $    1,629
Conservative Allocation Fund                     $    8,860   $      723
Income Allocation Fund                           $    2,531   $      218
Retirement Income Fund                           $        1          N/A
Target Retirement 2010 Fund                      $        0          N/A
Target Retirement 2020 Fund                      $        1          N/A
Target Retirement 2030 Fund                      $        0          N/A



     For the last three fiscal years, no reimbursement or compensation was paid to Hartford Life pursuant to the fund accounting agreement with respect to the Class L shares of each of the New Hartford Funds by the New Hartford Funds.


                               PORTFOLIO MANAGERS

OTHER ACCOUNTS SUB-ADVISED BY HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS


          The following table lists the number and types of other accounts sub-advised by Hartford Investment Management managers and assets under management in those accounts as of October 31, 2006:

                             REGISTERED
                             INVESTMENT       ASSETS    POOLED     ASSETS     OTHER     ASSETS
PORTFOLIO MANAGER         COMPANY ACCOUNTS   MANAGED   ACCOUNTS   MANAGED   ACCOUNTS   MANAGED
-----------------         ----------------   -------   --------   -------   --------   -------
Michael Bacevich
John Connor
Robert Crusha
William Davison
Brian Dirgins
Charles Grande
Christopher Hanlon
Jeffrey S. MacDonald(4)
Charles Moon(5)
Mark Niland
Russell Regenauer
James Serhant(3)
Adam Tonkinson
Nasri Toutoungi
Mark Waterhouse(2)
Hugh Whelan(1)
Timothy Wilhide





CONFLICTS OF INTEREST BETWEEN THE FUNDS SUB-ADVISED BY HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS AND OTHER ACCOUNTS


     In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise, Portfolio managers, including assistant portfolio managers, at Hartford Investment Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), commingled trust accounts, and other types of funds. The portfolios managed by portfolio managers may have investment objectives, strategies and risk profiles that differ from those of the Funds. Portfolio managers make investment decisions for each portfolio, including the Funds, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio. Consequently, the portfolio managers may purchase securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio, and vice versa. A portfolio manager or other investment professional at Hartford Investment Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely impact that Fund depending on market conditions. In addition, some of these portfolios have fee structures that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Funds to Hartford Investment Management. Because a portfolio manager's compensation is affected by revenues earned by Hartford Investment Management, the incentives associated with any given Fund may be significantly higher or lower than those associated with other accounts managed by a given portfolio manager.



          Hartford Investment Management's goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. Hartford Investment Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Hartford Investment Management monitors a variety of areas, including compliance with primary Funds' guidelines, the allocation of securities, and compliance with Hartford Investment Management's Code of Ethics. Furthermore, senior investment and business personnel at Hartford Investment Management periodically review the performance of Hartford Investment Management's portfolio managers. Although Hartford Investment Management does not track the time a portfolio manager spends on a single portfolio, Hartford Investment Management does periodically assess whether a portfolio manager has adequate time and resources to effectively manage the portfolio manager's overall book of business.



          Material conflicts of interest may arise when allocating and/or aggregating trades. Hartford Investment Management may aggregate into a single trade order several individual contemporaneous client trade orders for a single security, absent specific client directions to the contrary. It is the policy of Hartford Investment Management that when a decision is made to aggregate transactions on behalf of more than one account (including the Funds or other accounts over which it has discretionary authority), such transactions will be allocated to all participating client accounts in a fair and equitable manner in accordance with Hartford Investment Management's trade allocation policy. The trade allocation policy is described in Hartford Investment Management's Form ADV. Hartford Investment Management's compliance unit monitors block transactions to assure adherence to the trade allocation policy, and will inform Hartford Investment Management's Issue Resolution Council of any non-compliant transactions.]


COMPENSATION OF HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS


     Hartford Investment Management's portfolio managers are generally responsible for multiple accounts with similar investment strategies. Portfolio managers are compensated on the performance of the aggregate group of similar accounts rather than for a specific Fund.



          The compensation package for portfolio managers (excluding the fundamental equity portfolio manager) consists of three components, which are fixed base pay, annual incentive and long-term incentive. The base pay program provides a level of base pay that is competitive with the marketplace and reflects a portfolio manager's contribution to Hartford Investment Management's success.


          The annual incentive plan provides cash bonuses dependent on both Hartford Investment Management's overall performance and individual contributions. A portion of the bonus pool is determined based on the aggregate portfolio pre-tax performance results over three years relative to peer groups and benchmarks, and the remaining portion is based on current year operating income relative to the operating plan.


     Bonuses for portfolio managers vary depending on the scope of accountability and experience level of the individual portfolio manager. An individual's award is based upon qualitative and quantitative factors including the relative performance of their assigned portfolios compared to a peer group and benchmark. A listing of each Fund and the benchmark by which such Fund is measured can be found below and is primarily geared to reward top quartile performance on a trailing three-year basis. Individual performance is dollar weighted (based on assets under management). Qualitative factors such as leadership, teamwork and overall contribution made during the year are also considered.

          The long-term incentive plan provides an opportunity for portfolio managers and other key contributors to Hartford Investment Management to be rewarded in the future based on the continued profitable growth of Hartford Investment Management. A designated portion of Hartford Investment Management's net operating income will be allocated to long-term incentive awards each year. The size of actual individual awards will vary greatly. The awards will vest over three years for most participants and five years for Hartford Investment Management's Managing Directors. The value of the awards will increase at the growth rate of operating income each year during the vesting period. Awards will be paid in cash at the end of the vesting period.


          The compensation package for the fundamental equity portfolio manager and other key contributors is composed of two parts - a base compensation and a bonus. A portion of the bonus is deferred and will vest over three years. This bonus amount is reflective of the relative performance of the fundamental equity funds as well as the level of assets managed. The performance component of the fundamental equity funds is equally weighted between peer relative and benchmark relative returns over a rolling three-year period.


          All portfolio managers are eligible to participate in The Hartford's standard employee health and welfare programs, including retirement.


          The Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund and Income Allocation Fund are managed by HIFSCO. While the portfolio managers for such funds of funds are employees of HIFSCO as well as Hartford Investment Management, they are compensated by Hartford Investment Management only. As such, their compensation is calculated as described above.]


     The benchmark by which each Fund's performance is measured for compensation purposes is as follows:


FUND*                             BENCHMARK
-----                             ---------
Floating Rate Fund                Loan Pricing Corporation Index (or equivalent)
High Yield Fund                   Lehman Corporate High Yield Index
Income Fund                       Lehman Aggregate Index
Inflation Plus Fund               Lehman US TIPS Index
MidCap Growth Fund                Russell MidCap Growth Index
Money Market Fund                 60 day T-Bill
Select MidCap Growth Fund
Select MidCap Value Fund
Short Duration Fund               Lehman 1-5 yr. Government/Credit Index
Small Company Fund                Russell 2000 Growth Index; Lipper MF Small Cap
                                  Growth Average
Tax-Free California Fund          Lehman California Exempt Index
Tax-Free Minnesota Fund           Lehman Minnesota Exempt Index
Tax-Free National Fund            Lehman Municipal Bond Index
Tax-Free New York Fund            Lehman New York Exempt Index
Total Return Bond Fund            Lehman Aggregate Index
U.S. Government Securities Fund   Lehman US Government Index
Retirement Income Fund            S&P 500 Index; Lehman Aggregate Index
Target Retirement 2010 Fund       S&P 500 Index; Lehman Aggregate Index
Target Retirement 2020 Fund       S&P 500 Index; Lehman Aggregate Index
Target Retirement 2030 Fund       S&P 500 Index; Lehman Aggregate Index

*    Funds sub-advised by Hartford Investment Management


FUND**                         BENCHMARK
------                         ---------
Equity Growth                  S&P 500 Index
Allocation Fund

Growth Allocation Fund         80% S&P 500 Index
                               20% Lehman Aggregate Index

Balanced Allocation Fund       60% S&P 500 Index
                               40% Lehman Aggregate Index

Conservative Allocation Fund   40% S&P 500 Index
                               60% Lehman Aggregate Index

Income Allocation Fund         Lehman Aggregate Index


**   Funds of funds managed by HIFSCO

EQUITY SECURITIES BENEFICIALLY OWNED BY HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS


     The dollar ranges of equity securities beneficially owned by Hartford Investment Management portfolio managers in the Funds they sub-advise, as well as the funds of funds, are as follows for the fiscal year ended October 31, 2006:



                                                         DOLLAR RANGE OF EQUITY SECURITIES
PORTFOLIO MANAGER    FUND(S) SUB-ADVISED/MANAGED                 BENEFICIALLY OWNED
-----------------    ---------------------------         ---------------------------------
Michael Bacevich     Floating Rate Fund                  None

Edward C. Caputo     Equity Growth Allocation Fund       None
                     Growth Allocation Fund              None
                     Balanced Allocation Fund            None
                     Conservative Allocation Fund        None
                     Income Allocation Fund              None
                     Retirement Income Fund              None
                     Target Retirement 2010 Fund         None


John Connor          Floating Rate Fund                  None

Robert Crusha        Money Market Fund                   None
                     Short Duration Fund                 None

William Davison      Income Fund                         None
                     Inflation Plus Fund                 None

Brian Dirgins        Short Duration Fund                 None

Charles Grande       Tax-Free California Fund            None
                     Tax-Free Minnesota Fund             None
                     Tax-Free National Fund              None
                     Tax-Free New York Fund              None

                                                         DOLLAR RANGE OF EQUITY SECURITIES
PORTFOLIO MANAGER    FUND(S) SUB-ADVISED/MANAGED         BENEFICIALLY OWNED
-----------------    ---------------------------         ---------------------------------
Christopher Hanlon   U.S. Government Securities Fund     None

Jeffrey MacDonald    Income Fund                         None

Charles Moon         Income Fund                         None

Mark Niland          High Yield Fund                     None

Russell Regenauer    U.S. Government Securities Fund     None

James Serhant        High Yield Fund                     None

Adam Tonkinson       Money Market Fund                   None

Nasri Toutoungi      High Yield Fund                     None
                     Total Return Bond Fund              None

Mark Waterhouse      MidCap Growth Fund                  None
                     Small Company Fund                  None

Hugh Whelan          Select MidCap Growth Fund           None
                     Select MidCap Value Fund            None
                     Equity Growth Allocation Fund       None
                     Growth Allocation Fund              None
                     Balanced Allocation Fund            None
                     Conservative Allocation Fund        None
                     Income Allocation Fund              None
                     Retirement Income Fund              None
                     Target Retirement 2010 Fund         None
                     Target Retirement 2020 Fund         None
                     Target Retirement 2030 Fund         None

Timothy Wilhide      Inflation Plus Fund                 None]


OTHER ACCOUNTS SUB-ADVISED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS


          The following table lists the number and types of other accounts sub-advised by Wellington Management managers and assets under management in those accounts as of October 31, 2006:


                            REGISTERED
                            INVESTMENT
                              COMPANY     ASSETS    POOLED     ASSETS     OTHER     ASSETS
    PORTFOLIO MANAGER        ACCOUNTS    MANAGED   ACCOUNTS   MANAGED   ACCOUNTS   MANAGED
    -----------------       ----------   -------   --------   -------   --------   -------
Mario Abularach
Steven C. Angeli
James H. Averill

                            REGISTERED
                            INVESTMENT
                              COMPANY     ASSETS    POOLED     ASSETS     OTHER     ASSETS
    PORTFOLIO MANAGER        ACCOUNTS    MANAGED   ACCOUNTS   MANAGED   ACCOUNTS   MANAGED
    -----------------       ----------   -------   --------   -------   --------   -------
John F. Averill
Archana Basi
Jean-Marc Berteaux
John A. Boselli
Edward P. Bousa
Michael T. Carmen
Frank D. Catrickes
Mammen Chally
Nicolas M. Choumenkovitch
Robert L. Deresiewicz
Doris T. Dwyer
David J. Elliott
David R. Fassnacht
Ann C. Gallo
Bruce L. Glazer
Christopher L. Gootkind
Peter I. Higgins
Matthew D. Hudson
Jean M. Hynes
Steven T. Irons
John C. Keogh
Anita M. Killian
Mark T. Lynch
Daniel Maguire

                            REGISTERED
                            INVESTMENT
                              COMPANY     ASSETS    POOLED     ASSETS     OTHER     ASSETS
    PORTFOLIO MANAGER        ACCOUNTS    MANAGED   ACCOUNTS   MANAGED   ACCOUNTS   MANAGED
    -----------------       ----------   -------   --------   -------   --------   -------
Kirk J. Mayer
James N. Mordy
Stephen Mortimer
David Nincic
Andrew S. Offit
David W. Palmer
Saul J. Pannell
Philip H. Perelmuter
James A. Rullo
John R. Ryan
Joseph H. Schwartz
Andrew J. Shilling
Scott E. Simpson
Eric C. Stromquist
Simon H. Thomas


CONFLICTS OF INTEREST BETWEEN THE FUNDS SUB-ADVISED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS AND OTHER ACCOUNTS


     Individual Investment Professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund's managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds ("Investment Professionals") generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that accounts. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one accounts and not another accounts, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.



     An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an Investment Professional may purchase a security in one account while appropriately selling that same security in another account portfolio. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund's holdings. In addition, some of these account have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by the relevant Fund to Wellington Management, Messrs. Averill, Carmen, Deresiewicz, Glazer, Lynch, Mayer, Pannell, Schwartz and Stromquist and Ms. Gallo and Ms. Hynes also manage hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.



     Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single account, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.


COMPENSATION OF WELLINGTON MANAGEMENT PORTFOLIO MANAGERS


     HIFSCO pays Wellington Management a fee based on the assets under management of each Fund as set forth in the relevant Investment Sub-Advisory Agreement between Wellington Management and HIFSCO with respect to each Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Funds. The following information relates to the fiscal year ended October 31, 2006.


     Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of its Investment Professionals includes a base salary and incentive components.

     The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for all other Investment Professionals are determined by the Investment Professional's experience and performance in their respective roles. Base salaries for employees are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for employees of the firm.

     Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by that Investment Professional and generally each other portfolio managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by that Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Except as noted below, Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by these Investment Professionals, including portfolios with performance fees. With respect to the International Small Company Fund, the Investment Professional's incentive payment is a flat rate which is not linked to benchmark performance. Fixed income Portfolio Managers' incentive on the relevant Fund is based solely on the revenues earned by Wellington management and has no additional performance related compensation component. Portfolio-based incentives across all portfolios managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional's overall compensation; performance-based incentive compensation varies significantly by individual and can vary significantly from year to year. Some Investment Professionals are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is also eligible to participate in a partner-funded tax qualified retirement plan as a partner of the firm. The following individuals are partners of the firm:]



[Steven C. Angeli
James H. Averill
John F. Averill
John A. Boselli
Edward P. Bousa
Michael T. Carmen
David R. Fassnacht
Ann C. Gallo
Bruce L. Glazer
Jean M. Hynes
Steven T. Irons
John C. Keogh
Mark T. Lynch
James N. Mordy
Andrew S. Offit
Saul J. Pannell
Phillip H. Perelmuter
James A. Rullo
John R. Ryan
Joseph H. Schwartz
Theodore E. Shasta
Andrew J. Shilling
Scott E. Simpson
Trond Skramstad
Eric C. Stromquist]



     Wellington Management's incentive payments to its Investment Professionals are based on comparisons of each Investment Professional's performance relative to the following benchmark and/or relevant peer group which are utilized to measure both one and three year performance, except where noted:



                   FUND                      BENCHMARK(S) / PEER GROUPS FOR INCENTIVE PERIOD(1)
                   ----                      --------------------------------------------------
Advisers Fund(2)                             S&P 500 Index
                                             Lipper MF Large Cap Core Index
Capital Appreciation Fund                    Russell 3000 Index(3)
                                             Lipper MF Multicap Core Index
Capital Appreciation II Fund
   Value Opportunities                       Russell 3000 Value Index
                                             Lipper MF Multicap Core Average
   Growth Opportunities                      Russell 3000 Growth Index
                                             Lipper MF Multicap Core Average
   Special Situations                        Russell 3000 Index
                                             Lipper MF Multicap Core Average
   Global Equities                           MSCI World Index
                                             Lipper Multicap Core Average
   Capital Appreciation                      Russell 3000 Index
                                             Lipper Multicap Core Average
Disciplined Equity Fund                      S&P 500 Index
Dividend and Growth Fund                     S&P 500 Index

                   FUND                      BENCHMARK(S) / PEER GROUPS FOR INCENTIVE PERIOD(1)
                   ----                      --------------------------------------------------
                                             Lipper MF Equity Income Average
Equity Income Fund                           Russell 1000 Value Index
                                             Lipper MF Equity Income Average
Focus Fund                                   S&P 500 Index
                                             Lipper MF Large Cap Core Average
Global Communications Fund                   MSCI AC Telecommunications Index(4)
Global Financial Services Fund               MSCI Finance ex Real Estate Index
                                             Lipper MF Financial Services Average
Global Health Fund                           Goldman Sachs Health Care Index
                                             Lipper Health & Biotechnology Average
Global Leaders Fund                          MSCI World Growth Index(5)
                                             Lipper Global Large Cap Growth Average
Global Technology Fund                       Goldman Sachs Technology Total Return Index
                                             Lipper MF Science and Technology Average
Growth Fund                                  Russell 1000 Growth Index
                                             Lipper MF Large Cap Growth Average
Growth Opportunities Fund                    Russell 3000 Growth Index
                                             Lipper MF Multicap Growth Average
International Capital Appreciation Fund(6)   MSCI International EAFE Growth Index
                                             Lipper MF International Multi-Cap Growth Average
International Opportunities Fund             MSCI AC World Free ex US Index
                                             Lipper MF International: Large Cap Core Average(7)
International Small Company Fund             N/A
MidCap Fund                                  S&P MidCap 400 Index
                                             Lipper MF MidCap Core Average
MidCap Value Fund                            Russell 2500 Value Index
                                             Lipper MF Mid Cap Value Average
Small Company Fund                           Russell 2000 Growth Index

                   FUND                      BENCHMARK(S) / PEER GROUPS FOR INCENTIVE PERIOD(1)
                   ----                      --------------------------------------------------
                                             Lipper MF Small Cap Growth Average
SmallCap Growth Fund                         Russell 2000 Growth Index
Stock Fund                                   S&P 500 Index
                                             Lipper MF Large Cap Core Index
Value Fund                                   Russell 1000 Value Index
                                             Lipper MF Large Cap Value Average
Value Opportunities Fund                     Russell 3000 Value Index
                                             Lipper MF Multicap Value Average(8)

(1) For Funds with multiple benchmarks/peer groups, allocations are weighted equally.



(2)  Equity portion of the Advisers Fund.



(3)  Prior to July 1, 2005, the benchmark was the S&P 500 Index.



(4) For the period January 1, 2002, through January 1, 2006, the benchmark was a blend of the MSCI Broad Telecom Index and MSCI AC Telecommunications Index.



(5) For the period January 1, 2003, through December 31, 2003, the benchmark was a blend of the Lipper Global Large Cap Growth Average and the MSCI World Index.



(6) Prior to January 1, 2006, the benchmark was the MSCI EAFE Index with no comparison made to the Fund's Lipper peer group.



(7) Prior to January 1, 2006, the benchmark was the Lipper International Large Cap Core Average.



(8) Prior to January 1, 2005, the benchmark was the Lipper Multicap Growth Average.


EQUITY SECURITIES BENEFICIALLY OWNED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS


     The dollar ranges of equity securities beneficially owned by Wellington Management managers in the Funds they sub-advise are as follows for the fiscal year ended October 31, 2006:



                                                                        DOLLAR RANGE OF
                                                                       EQUITY SECURITIES
    PORTFOLIO MANAGER                 FUND(S) SUB-ADVISED              BENEFICIALLY OWNED
    -----------------       ---------------------------------------   -------------------
[Mario E. Abularach         Growth Opportunities Fund                 None
                            Small Company Fund                        None
Steven C. Angeli            Small Company Fund                        None
James H. Averill            Capital Appreciation II Fund              None
                            Value Opportunities Fund                  $100,001-$500,000
John F. Averill             Global Technology Fund                    $10,001-$50,000
Archana Basi                Global Communications Fund                $10,001-$50,000
Jean-Marc Berteaux          Global Leaders Fund                       None
                            International Capital Appreciation Fund   None
John A. Boselli             Growth Fund                               None
Edward P. Bousa             Dividend and Growth Fund                  Over $1,000,000
Michael T. Carmen           Capital Appreciation II Fund              None
                            Growth Opportunities Fund                 $100,001-$500,000
Frank D. Catrickes          Capital Appreciation Fund                 $100,001-$500,000
                            Capital Appreciation II Fund              None
Mammen Chally               Disciplined Equity Fund                   $10,001-$50,000
Nicolas M. Choumenkovitch   Capital Appreciation II Fund              $1-$10,000
                            International Opportunities Fund          $1-$10,000
Robert L. Deresiewicz       Global Health Fund                        None

                                                                        DOLLAR RANGE OF
                                                                       EQUITY SECURITIES
    PORTFOLIO MANAGER                 FUND(S) SUB-ADVISED              BENEFICIALLY OWNED
    -----------------       ---------------------------------------   -------------------
Doris T. Dwyer              SmallCap Growth Fund                      None
David J. Elliott            SmallCap Growth Fund                      None
David R. Fassnacht          Capital Appreciation II Fund              None
                            Value Opportunities Fund                  $10,001-$50,000
Ann C. Gallo                Global Health Fund                        $10,001-$50,000
Bruce L. Glazer             Global Technology Fund                    None
Christopher Gootkind        Advisers Fund                             None
Peter I. Higgins            Advisers Fund                             None
                            Focus Fund                                None
                            Stock Fund                                None
Matthew D. Hudson           Global Leaders Fund                       None
                            International Capital Appreciation Fund   None
Jean M. Hynes               Global Health Fund                        $100,001-$500,000
Steven T. Irons             Advisers Fund                             None
                            Focus Fund                                $100,001-$500,000
                            Stock Fund                                $500,001-$1,000,000
John C. Keogh               Advisers Fund                             $100,001-$500,000
Anita M. Killian            Global Technology Fund                    None
Mark T. Lynch               Global Financial Services Fund            $100,001-$500,000
Daniel Maguire              International Small Company Fund          None
Kirk J. Mayer               Global Health Fund                        $50,001-$100,000
James N. Mordy              Capital Appreciation II Fund              None
                            MidCap Value Fund                         Over $1,000,000
                            Value Opportunities Fund                  $10,001-$50,000
Stephen Mortimer            Small Company Fund                        None
David Nincic                Global Communications Fund                None

                                                                        DOLLAR RANGE OF
                                                                       EQUITY SECURITIES
    PORTFOLIO MANAGER                 FUND(S) SUB-ADVISED              BENEFICIALLY OWNED
    -----------------       ---------------------------------------   -------------------
Andrew S. Offit             Global Leaders Fund                       $1-$10,000
                            International Capital Appreciation Fund   None
David W. Palmer             Capital Appreciation II Fund              None
                            Value Opportunities Fund                  $10,001-$50,000
Saul J. Pannell             Capital Appreciation Fund                 Over $1,000,000
                            Capital Appreciation II Fund              None
Philip H. Perelmuter        MidCap Fund                               $50,001-$100,000
John R. Ryan                Equity Income Fund                        $100,001-$500,000
                            Value Fund                                $100,001-$500,000
James A. Rullo              Disciplined Equity Fund                   $100,001-$500,000
Joseph H. Schwartz          Global Health Fund                        $100,001-$500,000
Andrew J. Shilling          Growth Fund                               $100,001-$500,000
Scott E. Simpson            Global Technology Fund                    None
Eric C. Stromquist          Global Technology Fund                    $10,001-$50,000
Simon H. Thomas             International Small Company               $10,001-$50,000]

OTHER ACCOUNTS SUB-ADVISED BY JENNISON PORTFOLIO MANAGERS


          The following table lists the number and types of other accounts sub-advised by Jrennison managers and assets under management in those accounts as of October 31, 2006:



                       REGISTERED
                       INVESTMENT
PORTFOLIO MANAGER   COMPANY ACCOUNTS   ASSETS MANAGED   POOLED ACCOUNTS   ASSETS MANAGED   OTHER ACCOUNTS   ASSETS MANAGED
-----------------   ----------------   --------------   ---------------   --------------   --------------   --------------
John P. Mullman             4            $2,029,080            5             $619,022           9(1)          $1,081,729
Jason M. Swiatek            0            $        0            3             $552,050            (7)          $1,019,746



(1) The advisory fee for two of these other accounts is based upon performance. Assets under management in that account total $61,983(Thousand).





CONFLICTS OF INTEREST BETWEEN THE SELECT SMALLCAP GROWTH FUND AND OTHER ACCOUNTS SUB-ADVISED BY JENNISON PORTFOLIO MANAGERS


     In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

          Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, or foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not for another portfolio. Securities purchased for one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.


Furthermore, certain accounts (including affiliated accounts) in certain investment strategies may buy or sell securities while accounts in other strategies may take the same or differing, including potentially opposite, position. For example, certain strategies may short securities that may be held long in other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. Jennison has policies and procedures that seek to mitigate, monitor and manage this conflict.



          In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs, and the allocation of transactions across multiple accounts. Some accounts have higher fees, including performance fees, than others. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over the other or allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.


COMPENSATION OF JENNISON PORTFOLIO MANAGERS


     Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of the incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.


          Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a portfolio manager with research analyst responsibilities.

     The following factors will be reviewed for the portfolio managers of the Select SmallCap Growth Fund:

     - One and three year pre-tax investment performance of groupings of accounts (a "Composite") relative to pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

     -    Historical and long-term business potential of the product strategies;

     -    Qualitative factors such as teamwork and responsiveness; and


     - Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.

EQUITY SECURITIES BENEFICIALLY OWNED BY JENNISON PORTFOLIO MANAGERS


     As of October 31, 2006, the dollar ranges of equity securities beneficially owned by Jennison managers in the Select SmallCap Growth Fund are as follows:



                                                      DOLLAR RANGE OF EQUITY
PORTFOLIO MANAGER   FUND SUB-ADVISED/MANAGED      SECURITIES BENEFICIALLY OWNED
-----------------   ------------------------      -----------------------------
John P. Mullman     Select SmallCap Growth Fund               None
Jason M. Swiatek    Select SmallCap Growth Fund               None



OTHER ACCOUNTS SUB-ADVISED BY KAR PORTFOLIO MANAGERS



The following table lists the number and types of other accounts managed by the KAR portfolio managers and assets under management in those accounts as of October 31, 2006:



                        REGISTERED
                        INVESTMENT
                          COMPANY     ASSETS    POOLED                       OTHER
PORTFOLIO MANAGER        ACCOUNTS    MANAGED   ACCOUNTS   ASSETS MANAGED   ACCOUNTS   ASSETS MANAGED
-----------------       ----------   -------   --------   --------------   --------   --------------
Sandi L. Gleason
Robert A. Schwarzkopf



CONFLICTS OF INTEREST BETWEEN THE SELECT SMALLCAP VALUE FUND AND OTHER ACCOUNTS SUB-ADVISED BY KAR PORTFOLIO MANAGERS



     There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of Select SmallCap Value Fund's investments and the investments of any other accounts they manage. Such conflicts could arise from the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, and any soft dollar arrangements that KAR may have in place that could benefit Select SmallCap Value Fund or such other accounts. KAR believes that there are no material conflicts of interest between the investment strategies of Select SmallCap Value Fund and the investment strategies of other accounts managed by the portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.



     As an investment manager with multiple product placed at multiple sponsors, KAR has long had procedures in place to control and monitor potential conflicts among sponsor program and products. Whenever a buy or sell program is launched, each investor class is put into a randomly selected order as determined by an automated randomized process. Further, there are extensive controls on employee trading, best execution, and step-out trading. The firm does not self deal or swap securities among accounts. All orders are exposed to an open exchange traded market or order matching facility, ECN.



COMPENSATION OF KAR PORTFOLIO MANAGERS

     KAR believes that the firm's compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at KAR receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance.



     The bonus amount for a portfolio manager is based upon (1) how well the individual manager performs in his or her assigned products versus industry benchmarks, (2) growth in total assets under management including, but not limited to, Select SmallCap Value Fund and (3) a subjective assessment of contribution to the team effort. The performance component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel remain focused on managing and acquiring securities that correspond to a fund's mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.



     The following is a more detailed description of the compensation structure of Select SmallCap Value Fund's portfolio managers.



     Base Salary. Each portfolio manager is paid a base salary, which is determined by KAR and is designed to be competitive in light of the individual's experience and responsibilities. KAR management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.



     Incentive Bonus. Generally, the current Performance Incentive Plan for portfolio managers at KAR has several components:



     (1) Up to seventy-five percent of the base salary can be awarded based upon relative total return or performance. The Investment Incentive pool is established based on actual pre-tax investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the fund managed is measured over one, three, and five-year periods against the specified benchmark. Generally, an individual manager's participation is based on the performance of the fund or separately managed account overseen and is weighted roughly by total assets in the fund or separately managed accounts. For Select SmallCap Value Fund, the benchmark used is the Russell 2000 Value Index.

     (2) Up to twenty-five percent of base salary can be awarded based upon the achievement of qualitative goals of the investment management division with which the portfolio manager is associated.



     (3) Up to an additional one hundred percent of base salary can be awarded based upon the growth in assets under management in the portfolio manager's investment area.



     The Performance Incentive Plan applicable to some portfolio managers varies from the description above. For instance, plans applicable to certain portfolio managers (i) may have an override based upon revenues generated, (ii) may contain the component that is based on the profitability of the management division with which the portfolio manager is associated, or (iii) may contain a guarantee payout.



     Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, 401(k), health, and other employee benefit plans.



EQUITY SECURITIES BENEFICIALLY OWNED BY KAR PORTFOLIO MANAGERS



     As of October 31, 2006, the portfolio managers do not own any shares of Select SmallCap Value Fund.



OTHER ACCOUNTS SUB-ADVISED BY METWEST CAPITAL PORTFOLIO MANAGERS



The following table lists the number and types of other accounts managed by the MetWest Capital portfolio manager and assets under management in those accounts as of October 31, 2006:



                        REGISTERED
                        INVESTMENT
                          COMPANY     ASSETS    POOLED                       OTHER
PORTFOLIO MANAGER        ACCOUNTS    MANAGED   ACCOUNTS   ASSETS MANAGED   ACCOUNTS   ASSETS MANAGED
-----------------       ----------   -------   --------   --------------   --------   --------------
Gary W. Lisenbee



CONFLICTS OF INTEREST BETWEEN THE SELECT SMALLCAP VALUE FUND AND OTHER ACCOUNTS SUB-ADVISED BY METWEST PORTFOLIO MANAGERS



     MetWest Capital anticipates no material conflicts of interest, as all accounts in the Small Cap Intrinsic Value strategy are managed to the model portfolio as specified by the investment team. The investment team implements the model consistently across client portfolios, while accommodating any client-specific requirements, such as investment restrictions or cash flow requirements. Typically, no positions differ from portfolio to portfolio, except in the case of client-imposed restrictions. For a portfolio with restrictions, the investment team determines the position(s) that comply with the client's requirements.



     While portfolios of clients with investment restrictions may differ slightly from the model portfolio, those differences do not affect the percentage allocations, unless a client's restrictions prohibit a particular trade. Portfolio managers do not have discretion regarding the allocation of investment opportunities. They apply any restriction objectively. For example, if a client's investment guidelines prohibit the purchase of a particular security in the model, the investment team determines a substitute holding that is purchased for that client's account. In addition, to ensure that divergence in account composition is driven exclusively by differences in client objectives, every trade that is executed every day is reviewed by the senior members of the investment team, including both MetWest Capital's President and its Chief Investment Officer, both of whom are owners of the firm.



COMPENSATION OF METWEST CAPITAL PORTFOLIO MANAGERS



     MetWest Capital's compensation system is designed not only to attract and retain experienced, highly qualified investment personnel, but also to closely align employees' interests with clients' interests. Compensation for investment professionals consists of a base salary, bonus and generous benefits. Benefits include a comprehensive insurance benefits program (medical, vision and dental) and 401(k) plan. A material portion of each professional's annual compensation is in the form of a bonus tied to results relative to clients' benchmarks and overall client satisfaction. Bonuses may range from 20% to over 100% of salary.



     MetWest Capital's compensation system is not determined on an account-specific basis. Rather, bonuses are tied to overall firm profitability and composite performance relative to the benchmark. The primary benchmark for the Small Cap Intrinsic Value strategy is the Russell 2000 Value Index. To reinforce long-term focus, performance is measured over MetWest Capital's investment horizon (typically two to three years). Analysts are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.



EQUITY SECURITIES BENEFICIALLY OWNED BY METWEST PORTFOLIO MANAGERS



     As of October 31, 2006, the portfolio manager does not own any shares of Select SmallCap Value Fund.

OTHER ACCOUNTS SUB-ADVISED BY OBERWEIS PORTFOLIO MANAGERS


          The following table lists the number and types of other accounts sub-advised by the Oberweis manager and assets under management in those accounts as of October 31, 2006:



                    REGISTERED
                    INVESTMENT
                      COMPANY     ASSETS    POOLED     ASSETS     OTHER     ASSETS
PORTFOLIO MANAGER    ACCOUNTS    MANAGED   ACCOUNTS   MANAGED   ACCOUNTS   MANAGED
-----------------   ----------   -------   --------   -------   --------   -------
James W. Oberweis


CONFLICTS OF INTEREST BETWEEN THE SELECT SMALLCAP GROWTH FUND AND OTHER ACCOUNTS SUB-ADVISED BY OBERWEIS PORTFOLIO MANAGERS


     [As indicated in the above table, James W. Oberweis is primarily responsible for the day-to-day management of other accounts, including other accounts with investment strategies similar to the Fund. Those accounts include The Oberweis Funds, other mutual funds for which Oberweis serves as investment sub-adviser, separately managed accounts and the personal/proprietary accounts of Mr. Oberweis. The fees earned by Oberweis for managing client accounts may vary among those accounts, particularly because for at least two accounts, Oberweis is paid based on the performance results of the account. In addition, Mr. Oberweis may personally invest in The Oberweis Funds. These factors could create conflicts of interest because Mr. Oberweis may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if Mr. Oberweis identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate the opportunity among multiple accounts. In addition, Mr. Oberweis may execute transactions for another account that may adversely impact the value of securities held by the Fund.



          However, Oberweis believes that these risks are mitigated by the fact that accounts with like investment strategies or which hold the same securities are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or other limitations applicable only to certain accounts, as well as differences in each account's initial holdings, cash flow, account size and other factors. In addition, Oberweis has adopted trade allocation procedures that require equitable allocation of trades for a particular security among participating accounts over time and a Code of Ethics that addresses possible conflicts between personal trades and client trades. These policies are described as part of the Statement of Additional Information of The Oberweis Funds.


COMPENSATION OF OBERWEIS PORTFOLIO MANAGERS


     Oberweis offers its professionals a competitive compensation package consisting of a base, an incentive-based fee, and equity ownership. Incentive fees are computed based on rolling one year and three year returns relative to the Russell 2000 Growth Index, with a heavier weighting on three year returns. Most of the incentive reward is quantitatively defined in advance, divided between relative team performance and individual performance. To ensure long-term commitment, all senior executives and key investment professionals are also equity investors in Oberweis. By linking a significant portion of portfolio management's compensation to equity ownership, the Oberweis management team encourages its professionals to adopt a long-term, team-oriented focus toward superior investment management with significant long-term upside reward potential. The opportunity to own an equity stake in Oberweis has been highly effective in attracting and retaining outstanding executives with a long-term, team-oriented perspective. Oberweis's employee-owners are offered equity ownership at book value and are required to sell their equity ownership at book value in the event that they leave for a competitor.



          Oberweis's product offering is exceptionally specialized. Such specialization tends to attract professionals passionate about and experts in Oberweis's area of expertise, namely high-growth small-cap emerging growth stocks. The attractions is akin to the manner in which a major university with elite, specialized research tends to attract faculty with specialized skills in the same area.]


EQUITY SECURITIES BENEFICIALLY OWNED BY OBERWEIS PORTFOLIO MANAGERS

          As of October 31, 2006, the dollar range of equity securities beneficially owned by the Oberweis manager in the Select SmallCap Growth Fund is as follows:



                                                       DOLLAR RANGE OF EQUITY
PORTFOLIO MANAGER      FUND SUB-ADVISED/MANAGED    SECURITIES BENEFICIALLY OWNED
-----------------    ---------------------------   -----------------------------
James W. Oberweis   Select SmallCap Growth Fund                None



OTHER ACCOUNTS SUB-ADVISED BY SSGA PORTFOLIO MANAGERS



The following table lists the number and types of other accounts managed by the SSgA FM portfolio managers and assets under management in those accounts as of October , 2006:



                        REGISTERED
                        INVESTMENT
                          COMPANY     ASSETS    POOLED                       OTHER
PORTFOLIO MANAGER        ACCOUNTS    MANAGED   ACCOUNTS   ASSETS MANAGED   ACCOUNTS   ASSETS MANAGED
-----------------       ----------   -------   --------   --------------   --------   --------------
Chuck Martin
John O'Connell
Ric Thomas



CONFLICTS OF INTEREST BETWEEN THE SELECT SMALLCAP VALUE FUND AND OTHER ACCOUNTS SUB-ADVISED BY SSGA PORTFOLIO MANAGERS



     A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to Select SmallCap Value Fund. Potential conflicts may arise out of (a) the portfolio manager's execution of different investment strategies for various accounts or
(b) the allocation of investment opportunities among the portfolio manager's accounts with the same strategy.



     A potential conflict of interest may arise as a result of the portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. A portfolio manager may also manage accounts whose objectives and policies differ from those of Select SmallCap Value Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while Select SmallCap Value Fund maintained its position in that security.



     A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.



COMPENSATION OF SSGA PORTFOLIO MANAGERS



     The compensation of SSgA FM's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and SSgA FM. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula, benchmark or identifiable criteria for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.



EQUITY SECURITIES BENEFICIALLY OWNED BY SSGA PORTFOLIO MANAGERS



     As of October 31, 2006, the portfolio managers do not own any shares of Select SmallCap Value Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Companies have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities or, in the case of the funds of funds, transactions in shares of the Underlying Funds. With respect to the funds of funds, each fund of funds will not incur any commissions or sales charges when it invests in the Underlying Funds.

     Subject to any policy established by each Company's board of directors and HIFSCO, the sub-advisers, as applicable, are primarily responsible for the investment decisions of each applicable Fund (or in the case of a fund of funds, each Underlying Fund) and the placing of its portfolio transactions. In placing orders, it is the policy of each Fund (or in the case of a fund of funds, each Underlying Fund) to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While the sub-advisers generally seek reasonably competitive spreads or commissions, the Funds (or in the case of a fund of funds, the Underlying Funds) do not necessarily pay the lowest possible spread or commission. HIFSCO may instruct the sub-advisers to direct certain brokerage transactions, using best efforts, subject to obtaining best execution, to broker/dealers in connection with a commission recapture program used to defray fund expenses for the Funds.

     The sub-advisers generally deal directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. In addition, the sub-advisers may effect certain "riskless principal" transactions through certain dealers in the over-the-counter market under which "commissions" are paid on such transactions. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Portfolio securities in the Money Market Fund normally are purchased directly from, or sold directly to, the issuer, an underwriter or market maker for the securities. There usually are no brokerage commissions paid by the Money Market Fund for such purchases or sales.


     While the sub-advisers seek to obtain the most favorable net results in effecting transactions in a Fund's (or in the case of a fund of funds, an Underlying Fund's) portfolio securities, broker-dealers who provide investment research to the sub-advisers may receive orders for transactions from the sub-advisers. Such research services ordinarily consist of assessments and analyses of or affecting the business or prospects of a company, industry, economic sector or financial market. To the extent consistent with Section 28(e) of the 1934 Act, a sub-adviser may cause a Fund (or in the case of a fund of funds, an Underlying Fund) to pay a broker-dealer that provides "brokerage and research services" (as defined in the 1934 Act) to the sub-adviser an amount in respect of securities transactions for the Fund (or in the case of a fund of funds, an Underlying Fund) in excess of the amount that another broker-dealer would have charged in respect of that transaction. Information so received is in addition to and not in lieu of the services required that the sub-adviser must perform under the applicable investment sub-advisory agreement. In circumstances where two or more broker-dealers are equally capable of providing best execution, each sub-adviser may, but is under no obligation to, choose the broker-dealer that provides superior research or analysis as determined by the sub-adviser in its sole discretion. The management fees paid by the Funds are not reduced because the sub-advisers, or their affiliates, receive these services even though they might otherwise be required to purchase some of these services for cash. Some of these services are of value to the sub-advisers, or their affiliates, in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds.



     At a meeting on June 20-21, 2006 Hartford Investment Management notified the Board of Directors that it was undertaking a review of its soft dollar practices in light of the recent addition of equity management capability, but that it had determined that at present it will utilize soft dollars to obtain only: (i) brokerage services; (ii) research created and provided by a broker-dealer involved in effecting a trade (i.e., research provided by a full service broker-dealer, or provided by a broker-dealer to which a portion of a trade is directed for the purpose of obtaining access to the research, in either cased on a bundled basis); and (iii) access to management personnel. Hartford Investment Management will not at present utilize soft dollars to obtain research from parties who have no role in effecting a trade.

     To the extent that accounts managed by a sub-adviser are simultaneously engaged in the purchase of the same security as a Fund, then, as authorized by the applicable Company's board of directors, available securities may be allocated to the Fund (or in the case of a fund of funds, the Underlying Fund) and other client account and may be averaged as to price in a manner determined by the sub-adviser to be fair and equitable. Such allocation and pricing may affect the amount of brokerage commissions paid by each Fund (or in the case of a fund of funds, each Underlying Fund). In some cases, this system might adversely affect the price paid by a Fund (or in the case of a fund of funds, an Underlying Fund) (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for a Fund (or in the case of a fund of funds, an Underlying Fund) (for example, in the case of a small issue).


     Accounts managed by the sub-advisers (or their affiliates) may hold securities held by a Fund (or in the case of a fund of funds, an Underlying
Fund). Because of different investment objectives or other factors, a particular security may be purchased by a sub-adviser for one client when one or more other clients are selling the same security.


     For the fiscal years ended October 31, 2006, October 31, 2005 and October 31, 2004, the Hartford Funds paid the following brokerage commissions:



FUND NAME                                 2006       2005            2004
---------                                 ----   -----------     -----------
Advisers Fund                                    $ 1,939,220     $ 1,366,157
Balanced Fund
Capital Appreciation Fund                        $18,271,276     $15,846,145
Capital Appreciation II Fund                     $    66,862             N/A
Disciplined Equity Fund                          $   287,275     $   473,735
Dividend and Growth Fund                         $ 1,360,617     $ 1,882,393
Equity Income Fund                               $   175,509     $   124,519
Floating Rate Fund                                       N/A             N/A
Focus Fund                                       $   168,019     $   295,503
Global Communications Fund                       $    31,191     $    46,671
Global Financial Services Fund                   $    17,366     $    39,384
Global Health Fund                               $   668,242     $   386,109
Global Leaders Fund                              $ 4,572,764     $ 5,370,659
Global Technology Fund                           $   213,167     $   422,361
High Yield Fund                                  $       142     $     3,755
Income Fund                                      $        33              --
Inflation Plus Fund                              $        70              --
International Capital Appreciation Fund          $ 1,219,557     $   347,546
International Opportunities Fund                 $   548,897     $   604,471
International Small Company Fund                 $   407,625     $   302,091
MidCap Fund                                      $ 4,339,031     $ 4,148,757
MidCap Value Fund                                $   558,299     $   612,460
Select MidCap Growth Fund                        $    47,843(1)          N/A
Select MidCap Value Fund                         $    36,173(2)          N/A
Select SmallCap Growth Fund                      $     4,889(3)          N/A
Small Company Fund                               $   968,761     $ 1,679,177
Stock Fund                                       $ 1,877,609     $ 1,311,576

FUND NAME                                 2006       2005            2004
---------                                 ----   -----------     -----------
Total Return Bond Fund                                  --         $ 5,819
Value Fund                                         $74,913         $72,925
Equity Growth Allocation Fund                       --              --
Growth Allocation Fund                                  --              --
Balanced Allocation Fund                                --              --
Conservative Allocation Fund                            --              --
Income Allocation Fund                                  --              --
Retirement Income Fund                                  --             N/A
Target Retirement 2010 Fund                             --             N/A
Target Retirement 2020 Fund                             --             N/A
Target Retirement 2030 Fund                             --             N/A


(1)  Fund commenced operations on January 1, 2005.

(2)  Fund commenced operations on April 29, 2005.

(3)  Fund commenced operations on September 30, 2005.


     Money Market Fund, Short Duration Fund, Tax-Free California Fund and Tax-Free New York Fund did not pay brokerage commissions during the last three fiscal years.


     In general, changes in the amount of brokerage commissions paid by a Fund are due primarily to that Fund's asset growth, cash flows and changes in portfolio turnover.


     For the fiscal years ended October 31, 2006, October 31, 2005 and October 31, 2004, the New Hartford Funds II paid the following brokerage commissions:



FUND NAME                   2006      2005         2004
---------                   ----   ----------   ----------
Growth Fund                        $1,153,869   $1,228,006
Growth Opportunities Fund          $2,961,819   $3,133,675
SmallCap Growth Fund               $  858,777   $1,014,816
Value Opportunities Fund           $  191,913   $   90,229



     Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund did not pay brokerage commissions during the last three fiscal years.


     In general, changes in the amount of brokerage commissions paid by a Fund are due primarily to that Fund's asset growth, cash flows and changes in portfolio turnover.


          The following table shows the dollar amount of brokerage commissions paid to firms selected in recognition of research services and the approximate dollar amount of the transactions involved for the fiscal year ended October 31, 2006.



                                            COMMISSIONS     TOTAL AMOUNT OF
                                           PAID TO FIRMS    TRANSACTIONS TO
                                            SELECTED IN    FIRMS SELECTED IN
                                            RECOGNITION       RECOGNITION
                                            OF RESEARCH       OF RESEARCH
FUND NAME                                     SERVICES          SERVICES
---------                                  -------------   -----------------
Advisers Fund*
Capital Appreciation Fund*
Capital Appreciation II Fund*
Disciplined Equity Fund*
Dividend and Growth Fund*

                                            COMMISSIONS     TOTAL AMOUNT OF
                                           PAID TO FIRMS    TRANSACTIONS TO
                                            SELECTED IN    FIRMS SELECTED IN
                                            RECOGNITION       RECOGNITION
                                            OF RESEARCH       OF RESEARCH
FUND NAME                                     SERVICES          SERVICES
---------                                  -------------   -----------------
Equity Income Fund*
Focus Fund*
Global Communications Fund*
Global Financial Services Fund*
Global Health Fund*
Global Leaders Fund*
Global Technology Fund*
Growth Fund*
Growth Opportunities Fund*
International Capital Appreciation Fund*
International Opportunities Fund*
International Small Company Fund*
MidCap Fund*
MidCap Value Fund*
Select MidCap Growth Fund
Select MidCap Value Fund
Select SmallCap Growth Fund
Small Company Fund*
SmallCap Growth Fund*
Stock Fund*
Value Fund*
Value Opportunities Fund*






* The commissions identified as being paid to brokers selected in recognition of research services include third party research services only, and are calculated by applying the sub-adviser's firmwide percentage of commissions paid to the broker that would have been applied to the third party research services as a percentage of the sub-adviser's total activity with that broker. This calculated percentage is then applied across all of the sub-adviser's client accounts to provide a pro-rata reporting of the estimated third party soft dollar commission amount. The sub-adviser also receives proprietary research services provided directly by firms. However, the amounts of commissions attributable to such research services are not readily ascertainable and are not included in the table.



     The following table identifies the Funds' regular brokers or dealers (as defined under Rule 10b-1 of the 1940 Act) whose securities the Funds have acquired during the fiscal year ended October 31, 2006 and the value of each Fund's aggregate holdings of each such issuer as of October 31, 2006.

                                                              AGGREGATE VALUE
FUND                               REGULAR BROKER OR DEALER     (THOUSANDS)
----                               ------------------------   ---------------
Advisers Fund
Capital Appreciation Fund
Capital Appreciation II Fund
Disciplined Equity Fund
Dividend and Growth Fund
Equity Income Fund
Floating Rate Fund
Focus Fund
Global Communications Fund
Global Financial Services Fund
GLOBAL HEALTH FUND
Global Leaders Fund
Global Technology Fund
Growth Fund
Growth Opportunities Fund
High Yield Fund
Income Fund
Inflation Plus Fund
International Capital

                                                              AGGREGATE VALUE
FUND                               REGULAR BROKER OR DEALER     (THOUSANDS)
----                               ------------------------   ---------------
Appreciation Fund
International Opportunities Fund
International Small Company Fund
MidCap Fund
MidCap Value Fund
Money Market Fund
Select Midcap Growth Fund
Select Midcap Value Fund
Select Smallcap Growth Fund
Short Duration Fund
SmallCap Growth Fund
Small Company Fund
Stock Fund
Tax-Free Minnesota Fund
Tax-Free National Fund
Total Return Bond Fund
U.S. Government Securities Fund
VALUE FUND
Value Opportunities Fund


                                  FUND EXPENSES


     EXPENSES OF THE FUNDS Each Fund pays its own expenses including, without limitation: (1) expenses of maintaining the Fund and continuing its existence,
(2) registration of the Fund under the 1940 Act, (3) auditing, accounting and legal expenses, (4) taxes and interest, (5) governmental fees, (6) expenses of issue, sale, repurchase and redemption of Fund shares, (7) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund's principal underwriter, if any, as broker-dealer or agent under state securities laws, (8) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor, (9) expenses of reports to governmental officers and commissions, (10) insurance expenses, (11) fees, expenses and disbursements of custodians for all services to the Fund, (12) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund, (13) expenses for servicing shareholder accounts, (14) any direct charges to shareholders approved by the directors of the Fund, (15) compensation and expenses of directors of the Fund who are not "interested persons" of the Fund, and (16) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Fund to indemnify its directors and officers with respect thereto. In addition, the Floating Rate Fund may incur unique expenses due to the nature of its investment strategy which are paid by the Floating Rate Fund, including: consultants' and attorneys' fees and expenses in connection with problem loans and troubled issuers and/or borrowers and transfer and assignment fees in conjunction with the buying and selling of loans.


     Each fund of funds, as a shareholder of the Underlying Funds, also indirectly bears its pro rata share of the advisory fees charged to, and expenses of operating, the Underlying Funds in which it invests. Each fund of funds' expense ratios, as disclosed in the funds of funds' prospectus, may be higher or lower depending on the allocation of the fund of funds' assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                            DISTRIBUTION ARRANGEMENTS

GENERAL

     Hartford Investment Financial Services, LLC ("HIFSCO") serves as the principal underwriter for each Fund pursuant to Underwriting Agreements initially approved by the board of directors of each Company. HIFSCO is a registered broker-dealer and member of the NASD. Shares of each Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Except as discussed below under Distribution Plans, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. The Underwriting Agreements continue in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (1) by the vote of a majority of the directors of the applicable Company, including a majority of the directors who are not parties to the Underwriting Agreements or interested persons (as defined in the 1940 Act) of any such party, or (2) by the vote of a majority of the outstanding voting securities of a Fund. HIFSCO is not obligated to sell any specific amount of shares of any Fund.


     HIFSCO is authorized by the Companies to receive purchase and redemption orders on behalf of the Funds. HIFSCO has the authority to, and has authorized one or more financial services institutions and/or qualified plan intermediaries to receive purchase and redemption orders on behalf of the Funds, subject to the Funds' policies and procedures with respect to frequent purchases and redemptions of Fund shares and applicable law. In these circumstances, a Fund will be deemed to have received a purchase or redemption order when an authorized financial services institution and/or qualified plan intermediary receives the order. Accordingly, orders will be priced at that Fund's next net asset value computed after the orders are received by an authorized financial services institution and/or qualified plan intermediary and accepted by the Fund. The Fund's net asset value is determined in the manner described in the Fund's prospectuses.


     In addition to the commissions (reallowed and/or advanced) and Rule 12b-1 fees described in this SAI and in the Funds' prospectuses, HIFSCO and its affiliates pay, out of their own assets, significant additional compensation to broker-dealers, financial institutions and other persons ("Financial Intermediaries") in connection with the sale and distribution of the Funds' shares ("Additional Payments"). Certain Additional Payments are generally based on average net assets (or on aged assets, i.e., assets held over one year) of the Funds attributable to a particular Financial Intermediary, on sales of the Funds' shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges. Such Additional Payments are generally made for the placement of the Funds on a Financial Intermediary's list of mutual funds available for purchase by its customers and/or for including the Funds within a group of mutual funds that receive special marketing focus. Separate Additional Payments may take the form of, among others: (1) "due diligence" payments for a Financial Intermediary's examination of the Funds and payments for providing extra employee training and information relating to the Funds and (2) "marketing support" fees for providing assistance in promoting the sale of the Funds' shares ("Negotiated Additional Amounts"). Subject to NASD regulations, HIFSCO and its affiliates may contribute Negotiated Additional Amounts to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. HIFSCO and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable NASD regulations. These programs, which may vary for different Financial Intermediaries, will not change the price an investor will pay for shares or the amount that a fund will receive from such sale. These Additional Payments and Negotiated Additional Amounts may, in some cases, act as a financial incentive for a Financial Intermediary to recommend the purchase of one fund over another fund. Please consult your Financial Intermediary for more information.


     As of January 1, 2006, HIFSCO has entered into arrangements to make Additional Payments that are generally based on average net assets (or on aged assets) of the Funds attributable to a particular Financial Intermediary, on sales of the Funds' shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges to A. G. Edwards & Sons, Inc., Advantage Capital Corp., Advest, Inc., AIG Financial Advisors, AmeriMutual Funds Distributor, Inc., Associated Securities Corporation, Banc One Securities Corporation, Cadaret Grant & Co., Inc., Centaurus Financial, Inc., Charles Schwab & Co., Inc., Chase Investment Services Corporation, Citicorp Investment Services, Citigroup Global Markets, Inc., Comerica Securities, Commerce Capital Markets, Inc., Commonwealth Financial Network, Commonwealth Financial Services, CUSO Financial Services, L.P., Edward D. Jones & Co., L.P., FFP Securities, Inc., Fidelity Investments, Financial Network Investment Corporation, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., FSC Securities Corp., Gold Trust Company, Harbour Investments, Inc., Independent Financial Group, LLC, ING Financial Advisors, ING Financial Partners, Inc., Investment Professionals, Inc., J.J.B. Hilliard, J.P. Morgan Retirement Plan Services, W.L. Lyons, Inc., Lincoln Financial Advisors Group, Linsco/Private Ledger Corp., M & T Securities Inc., Merrill Lynch Pierce Fenner & Smith, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Multi-Financial Securities Corporation, Inc., Mutual Service Corporation, National Planning Holding, NEXT Financial Group, Inc., Piper Jaffray & Co., Prime Capital Services, Inc., PrimeVest Financial Services, Inc., Raymond James Financial Services and Associates, Robert W. Baird, Royal Alliance Associates, Inc., Securities America, Inc., Stifel, Nicolaus & Company, Incorporated, SunAmerica Securities Inc., The Huntington Investment Company, Triad Advisors, Inc., T.Rowe Price Investment Services, Inc., UBS Financial Services Inc., US Bancorp Investments Inc., Uvest Financial Services Group, Inc., Valmark Securities Inc., Wachovia Securities, LLC, Wells Fargo Investments, WM Financial Services, Inc., and Woodbury Financial Services, Inc. Woodbury Financial Services, Inc. is an indirect wholly-owned subsidiary of The Hartford. HIFSCO may enter into arrangements with other Financial Intermediaries to make such Additional Payments. Separate Additional Payments in the form of Negotiated Additional Amounts may also be made to the above-listed Financial Intermediaries and to other Financial Intermediaries.



     The Additional Payments to Financial Intermediaries in connection with the sale and distribution of the Funds' shares are negotiated based on a range of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets (including distribution of particular classes of the Funds' shares), target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of Additional Payments to be provided and factors are weighed in the assessment of such determination. [In 2006 (ending December 31, 2006) HIFSCO provided additional compensation to Edward D. Jones & Co., LP ("Edward Jones") based on sales of certain shares of the Funds attributable to Edward Jones, on assets invested in the Funds attributable to Edward Jones, and generally on a percentage share of the net income of HIFSCO (based on the total amount of assets attributable to Edward Jones). HIFSCO paid Edward Jones approximately $70 million additional profit-sharing based compensation to terminate the arrangement effective December 31, 2005.] In addition, HIFSCO paid Negotiated Additional Amounts to Edwards Jones in such forms as, among others, "due diligence" payments and "marketing support" fees. [For the fiscal year ended October 31, 2006, HIFSCO or its affiliates paid approximately $___ million in Additional Payments, including Negotiated Additional Amounts (which may also pertain to the sale and distribution of other investment products distributed by affiliates of HIFSCO), to Edward Jones.]



     For the fiscal year ended October 31, 2006, HIFSCO or its affiliates paid approximately $[___] million in total Additional Payments, including Negotiated Additional Amounts (which may also pertain to the sale and distribution of other investment products distributed by affiliates of HIFSCO), to Financial Intermediaries.

     Aside from Additional Payments made in connection with the sale and distribution of the Funds' shares, HIFSCO and its affiliates, out of their own assets, may pay compensation to Financial Intermediaries for subaccounting, administrative and/or shareholder processing services.

COMMISSIONS TO DEALERS


     The aggregate dollar amount of commissions received by HIFSCO for the sale of shares for the fiscal years ended October 31, 2006, October 31, 2005 and October 31, 2004 is as follows:



  YEAR     FRONT-END SALES COMMISSIONS      CDSC      AMOUNT REALLOWED   AMOUNT RETAINED
  ----     ---------------------------   ----------   ----------------   ---------------
2006
Class A
Class B
Class C
Class I
Class Y
Class L
Class R3
Class R4
Class R5

2005
Class A           $76,175,911            $  542,553      $65,752,751       $10,965,712
Class B                   N/A            $7,532,599              N/A       $ 7,532,599
Class C           $    24,225            $  708,091      $    23,691       $   708,625
Class I                   N/A                   N/A              N/A               N/A
Class Y                   N/A                   N/A              N/A               N/A
Class L           $   568,991            $      516      $   483,520       $    85,987
Class R3                  N/A                   N/A              N/A               N/A
Class R4                  N/A                   N/A              N/A               N/A
Class R5                  N/A                   N/A              N/A               N/A

2004
Class A           $82,170,788            $  683,057      $70,939,963       $11,913,882
Class B                   N/A            $7,658,193              N/A       $ 7,658,193
Class C           $ 4,305,213            $  757,317      $ 4,303,977       $   758,553
Class I                   N/A                   N/A              N/A               N/A
Class Y                   N/A                   N/A              N/A               N/A
Class L           $   660,386            $       59      $   560,541       $    99,904
Class R3                  N/A                   N/A              N/A               N/A
Class R4                  N/A                   N/A              N/A               N/A

  YEAR     FRONT-END SALES COMMISSIONS      CDSC      AMOUNT REALLOWED   AMOUNT RETAINED
  ----     ---------------------------   ----------   ----------------   ---------------
Class R5                  N/A                   N/A              N/A               N/A


     Generally, commissions on sales of Class A shares are reallowed to broker-dealers as follows:

Funds other than Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free-California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund, U.S. Government Securities Fund and Income Allocation Fund


                                            FRONT-END SALES CHARGE   FRONT-END SALES CHARGE       COMMISSION AS
                                              AS A PERCENTAGE OF       AS A PERCENTAGE OF     PERCENTAGE OF OFFERING
AMOUNT OF PURCHASE                              OFFERING PRICE           AMOUNT INVESTED              PRICE
------------------                          ----------------------   ----------------------   ----------------------
Less than $50,000                                    5.50%                    5.82%                   4.75%
$50,000 or more but less than $100,000               4.50%                    4.71%                   4.00%
$100,000 or more but less than $250,000              3.50%                    3.63%                   3.00%
$250,000 or more but less than $500,000              2.50%                    2.56%                   2.00%
$500,000 or more but less than $1 million            2.00%                    2.04%                   1.75%
$1 million or more(1)                                   0%                       0%                      0%

High Yield Fund, Income Fund, Inflation Plus Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund, U.S. Government Securities Fund and Income Allocation Fund


                                            FRONT-END SALES CHARGE   FRONT-END SALES CHARGE       COMMISSION AS
                                              AS A PERCENTAGE OF       AS A PERCENTAGE OF     PERCENTAGE OF OFFERING
AMOUNT OF PURCHASE                              OFFERING PRICE           AMOUNT INVESTED              PRICE
------------------                          ----------------------   ----------------------   ----------------------
Less than $50,000                                    4.50%                    4.71%                   3.75%
$50,000 or more but less than $100,000               4.00%                    4.17%                   3.50%
$100,000 or more but less than $250,000              3.50%                    3.63%                   3.00%
$250,000 or more but less than $500,000              2.50%                    2.56%                   2.00%
$500,000 or more but less than $1 million            2.00%                    2.04%                   1.75%
$1 million or more(1)                                   0%                       0%                      0%


Floating Rate Fund and Short Duration Fund


                                            FRONT-END SALES CHARGE   FRONT-END SALES CHARGE       COMMISSION AS
                                              AS A PERCENTAGE OF       AS A PERCENTAGE OF     PERCENTAGE OF OFFERING
AMOUNT OF PURCHASE                              OFFERING PRICE           AMOUNT INVESTED              PRICE
------------------                          ----------------------   ----------------------   ----------------------
Less than $50,000                                    3.00%                    3.09%                   2.50%
$50,000 or more but less than $100,000               2.50%                    2.56%                   2.00%
$100,000 or more but less than $250,000              2.25%                    2.30%                   1.75%
$250,000 or more but less than $500,000              1.75%                    1.78%                   1.25%
$500,000 or more but less than $1 million            1.25%                    1.27%                   1.00%
$1 million or more(1)                                   0%                       0%                      0%


(1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

     A front-end sales charge is not assessed on Class A shares of the Money Market Fund.


     HIFSCO may pay up to the entire amount of the sales commission to particular broker-dealers. HIFSCO also may pay dealers of record commissions on purchases over $1 million in an amount up to the sum of 1.0% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million. In addition, HIFSCO may provide compensation to dealers of record for certain shares purchased without a sales charge.

     HIFSCO pays commissions to dealers of up to 4% of the purchase price of Class B shares purchased through dealers and pays commissions to dealers of up to 1% of the purchase price of Class C shares purchased through dealers.


     HIFSCO's principal business address is 200 Hopmeadow Street, Simsbury, Connecticut 06089. HIFSCO was organized as a Delaware corporation on December 9, 1996 and is an indirect wholly-owned subsidiary of The Hartford.

DISTRIBUTION PLANS


     Each Company, on behalf of its respective Funds, has adopted a separate distribution plan (the "Plan") for each of the Class A, Class B Class C, Class R3 and Class R4 shares of each Fund, and The Hartford Mutual Funds II, Inc. has adopted a separate Plan for each of the Class L, Class M, Class N, Class H, Class R3 and Class R4 shares of each New Hartford Fund, pursuant to appropriate resolutions of the applicable Company's board of directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rule of the NASD regarding asset-based sales charges.



     CLASS A PLAN Pursuant to the Class A Plan, a Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each Fund, the annual rate of [0.35]% of the Fund's average daily net assets attributable to Class A shares. However, the Companies' boards of directors have currently authorized Rule 12b-1 payments of only up to [0.25]% of each Fund's average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.



     CLASS B PLAN Pursuant to the Class B Plan, a Fund may pay HIFSCO a fee of up to [1.00]% of the average daily net assets attributable to Class B shares, [0.75]% of which is a fee for distribution financing activities and [0.25]% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to [0.25]% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.



     CLASS C PLAN Pursuant to the Class C Plan, a Fund may pay HIFSCO a fee of up to [1.00]% of the average daily net assets attributable to Class C shares, [0.75]% of which is a fee for distribution financing activities and [0.25]% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to [0.25]% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.


     CLASS L PLAN Pursuant to the Class L Plan, a Fund may pay HIFSCO a total fee in connection with the servicing of shareholder accounts and distribution-related services attributable to Class L shares, calculated and payable monthly at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares. The entire fee will be used for distribution-related expenses.






     CLASS R3 PLAN Pursuant to the Class R3 Plan, a fund may pay HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares, 0.25% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees.] HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.



     CLASS R4 PLAN Pursuant to the Class R4 Plan, a fund may pay HIFSCO a fee of up to[ 0.25%] of the average daily net assets attributable to Class R4 shares for distribution financing activities [and up to 0.25% may be used for shareholder account services]. [HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.


     GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the applicable Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each Fund's shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Funds pay HIFSCO the entire fee regardless of HIFSCO's expenditures. Conversely, even if HIFSCO's actual expenditures exceed the fee payable to HIFSCO at any given time, the Funds will not be obligated to pay more than that fee.

     In accordance with the terms of the Plans, HIFSCO provides to each Fund, for review by the applicable Company's board of directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the board of directors' quarterly review of the Plans, they review the level of compensation the Plans provide.

     The Plans were adopted by a majority vote of the board of directors of the applicable Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the applicable Funds as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. Potential benefits which the Plans may provide to the Funds include shareholder servicing, the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets and portfolio liquidations through redemption activity, the ability to sell shares of the Funds through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The board of directors of the applicable Company believes that there is a reasonable likelihood that the Plans will benefit each applicable Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the applicable board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund affected thereby, and material amendments to the Plans must also be approved by the applicable board of directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the applicable board who are not interested persons of the Funds and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a "majority of the outstanding voting securities" of the Fund affected thereby. A Plan will automatically terminate in the event of its assignment.



     For the fiscal year ended October 31, 2006, the Hartford Funds paid the 12b-1 fees listed below.



FUND NAME                                 CLASS A   CLASS B   CLASS C
---------                                 -------   -------   -------
Advisers Fund
Balanced Fund
Capital Appreciation Fund
Capital Appreciation II Fund
Disciplined Equity Fund
Dividend and Growth Fund
Equity Income Fund
Floating Rate Fund
Focus Fund
Global Communications Fund
Global Financial Services Fund
Global Health Fund
Global Leaders Fund
Global Technology Fund
Growth Fund
Growth Opportunities Fund
High Yield Fund
Income Fund
Inflation Plus Fund
International Capital Appreciation Fund
International Opportunities Fund
International Small Company Fund
LargeCap Growth Fund
MidCap Fund
MidCap Value Fund
Money Market Fund
Select MidCap Growth Fund
Select MidCap Value Fund
Select SmallCap Growth Fund
Short Duration Fund
Small Company Fund
SmallCap Growth Fund
Stock Fund
Tax-Free California Fund
Tax-Free Minnesota Fund

FUND NAME                                 CLASS A   CLASS B   CLASS C
---------                                 -------   -------   -------
Tax-Free National Fund
Tax-Free New York Fund
Total Return Bond Fund
U.S. Government Securities Fund
Value Fund
Value Opportunities Fund
Equity Growth Allocation Fund
Growth Allocation Fund
Balanced Allocation Fund
Conservative Allocation Fund
Income Allocation Fund
Retirement Income Fund
Target Retirement 2010 Fund
Target Retirement 2020 Fund
Target Retirement 2030 Fund



FUND NAME                                 CLASS L
---------                                 -------
Growth Fund
Growth Opportunities Fund
SmallCap Growth Fund
Tax-Free Minnesota Fund
Tax-Free National Fund
U.S. Government Securities Fund
Value Opportunities Fund



     For the fiscal year ended October 31, 2006, approximately $[____________], $[_________], $[________], $[________] and $[_______] of the Funds' total distribution expenses were expended in connection with advertising, printing and mailing of prospectuses to other than current shareholders, compensation to underwriters, compensation to broker-dealers and compensation to sales personnel, respectively.


                        PURCHASE AND REDEMPTION OF SHARES

     For information regarding the purchase of Fund shares, see "About Your Account -- Buying Shares" in the Funds' prospectuses.


     EXEMPTIONS FROM SUBSEQUENT INVESTMENT MINIMUMS FOR OMNIBUS ACCOUNTS Certain accounts held on the Funds' books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the Funds. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus. However, in the case where the entity maintaining these accounts aggregates the accounts' purchase orders for Fund shares, such accounts are not required to meet the minimum amount for subsequent purchases.


     For a description of how a shareholder may have a Fund redeem his/her shares, or how he/she may sell shares, see "About Your Account -- Selling Shares" in the Funds' prospectuses.


     ADDITIONAL EXEMPTIONS FROM SALES CHARGE FOR NEW HARTFORD FUNDS In addition to the exemptions described in the funds' prospectus, the following shareholders of the New Hartford Funds who were invested in Class L shares of a particular New Hartford Fund on February 19, 2002 and who remain invested in that particular fund and class are exempt from the sales charge for subsequent purchases in that same fund and class:


     - The Hartford, Wellington Management or their affiliates and the following persons associated with such companies, if all account owners fit this description: (1) officers and directors; (2) employees or sales representatives (including agencies and their employees); (3) spouses/domestic partners of any such persons; or (4) any of such persons' children, grandchildren, parents, grandparents, or siblings or spouses/domestic partners of any of these persons. (All such persons may continue to add to their account even after their company relationships have ended);

     - Fund directors, officers, or their spouses/domestic partners (or such persons' children, grandchildren, parents, or grandparents--or spouses/domestic partners of any such persons), if all account owners fit this description;

     - Representatives or employees (or their spouses) of Woodbury Financial Services, Inc. ("Woodbury Financial"), formerly Fortis Investors, Inc. (including agencies) or of other broker-dealers having a sales agreement with Woodbury Financial (or such persons' children, grandchildren, parents, or grandparents--or spouses of any such persons), if all account owners fit this description;

     -    Selling brokers and their employees and sales representatives;

     - Financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds;

     - Pension, profit-sharing, and other retirement plans of directors, officers, employees, representatives, and other relatives and affiliates (as set forth in the preceding paragraphs) of the Funds, Fortis, Inc., and broker-dealers (and certain affiliated companies) having a sales agreement with Fortis Investors, Inc. and purchases with the proceeds from such plans upon the retirement or employment termination of such persons;

     - Participants in certain retirement plans not administered by Hartford Life Insurance Company or an affiliate with at least 100 eligible employees or if the total amount invested is $500,000 or more. (A 1% CDSC applies if redeemed within 18 months. This fee may be waived if the distributor does not compensate the broker for the sale.)

     -    Registered investment companies;

     - Purchases by employees (and their families, as defined below under the "Rights of Accumulation" section) of banks and other financial institutions that provide referral and administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to a sales or servicing agreement with Woodbury Financial; provided, however, that only those employees of such banks and other firms who as a part of their usual duties provide such services related to such transactions in Fund shares shall qualify;

     - Commercial banks offering self directed 401(k) programs containing both pooled and individual investment options may purchase Fund shares for such programs at a reduced sales charge of 2.5% on sales of less than $500,000. For sales of $500,000 or more, normal sales charges apply;

     - Registered investment advisers, trust companies, and bank trust departments exercising discretionary investment authority or using a money management/mutual fund "wrap" program with respect to the money to be invested in the Fund, provided that the investment adviser, trust company or trust department provides HIFSCO with evidence of such authority or the existence of such a wrap program with respect to the money invested;

     - Accounts which were in existence and entitled to purchase shares of the applicable Carnegie Series without a sales charge at the time of the effectiveness of the acquisition of its assets by Fortis Asset Allocation Portfolio, Fortis Value Fund, Fortis Growth & Income Fund, Fortis Capital Fund, Fortis Growth Fund and Fortis Capital Appreciation Fund;

     - With respect to U.S. Government Securities Fund only, (1) officers, directors, and employees of Empire of America Advisory Services, Inc., the investment advisor of Pathfinder Fund; and (2) accounts which were in existence and entitled to purchase shares of Pathfinder Fund without a sales charge at the time of the effectiveness of the acquisition of its assets by Fortis U.S. Government Securities Fund.

     - One or more members of a group (and their families, as defined below under the "Rights of Accumulation" section) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity. (A 1% CDSC applies if redeemed within 18 months. This fee may be waived if the distributor does not compensate the broker for the sale.)





     RIGHTS OF ACCUMULATION Each Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any Funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of all shares of any Funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. For Class A shares, the definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner's spouse (or legal equivalent recognized under state law) and any minor children living in the owner's household. For accounts opened before August 16, 2004 for Class A shares and for all Class L shares, a family member is an owner's spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A and Class L shares. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases. Hartford Administrative Services Company ("HASCO"), The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.'s transfer agent, must be notified by you or your broker each time a qualifying purchase is made.



     LETTER OF INTENT Any person may qualify for a reduced sales charge on purchases of Class A and Class L shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A and Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all Funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. owned by the shareholder as described above under "Rights of Accumulation." Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A or Class L shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A or Class L shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or L Class shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. The LOI may be backdated up to 90 days. Purchases based on a LOI may include holdings as described above under "Rights of Accumulation." Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824. HASCO, The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.'s transfer agent, must be notified by you or your broker each time a qualifying purchase is made.



     SYSTEMATIC WITHDRAWAL PLAN The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals only from Class A shares and Money Market Fund shares not subject to a CDSC (except as noted below under Deferred Sales Charges) of a Fund deposited by the applicant under this SWP. The applicant must deposit or purchase for deposit shares of the Fund having a total value of not less than $5,000. Periodic checks of $50 per Fund or more will be sent to the applicant, or any person designated by him, monthly or quarterly.


     Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

     SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account. Redemptions are potentially taxable transactions to shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.

     The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder, (2) upon receipt by the Fund of appropriate evidence of the shareholder's death, or (3) when all shares under the SWP have been redeemed. The fees of the Fund for maintaining SWPs are paid by the Fund.


     SPECIAL REDEMPTIONS Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the applicable Company's directors. When the shareholder sells portfolio securities received in this fashion, he/she would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable Fund during any 90-day period for any one account.



     DEFERRED SALES CHARGE ON CLASS A, CLASS B, CLASS C AND CLASS L Investments in Class B and Class C shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.



     Class A shares which were purchased without a front-end sales charge and which are redeemed within eighteen months of purchase, Class B shares which are redeemed within six years of purchase, and Class C shares, which are redeemed within one year of purchase, are subject to a CDSC at the rates set forth in the prospectuses as a percentage of the dollar amount subject to the CDSC. The charge is assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class A, Class B or Class C shares being redeemed. No CDSC is imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.

     The amount of the CDSC, if any, varies depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the length of time of any payment for the purchases of Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.



     In determining whether a CDSC applies to a redemption, the calculation is determined in a manner that results in the lowest possible rate being charged. To determine whether a CDSC applies, the fund redeems shares in the following order: (1) shares representing an increase over the original purchase cost, (2) shares acquired through reinvestment of dividends and capital gains distributions, (3) Class B shares held for over 6 years or Class C shares held over 1 year, and (4) Class B shares held the longest during the six-year period.


     When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.


     Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Funds in connection with the sale of the Class A, Class B, Class C and Class L shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the applicable Fund to sell the Class B, Class C and Class L shares without a sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of purchase.



     The CDSC will be waived on redemptions of Class B and Class C shares and of Class A and Class L shares that are subject to the CDSC in the following cases:


     - to make SWP payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

     -    because of shareholder death or disability,

     -    because of the death or disability of the grantor of a living trust,

     - under reorganization, liquidation, merger or acquisition transactions involving other investment companies, and

     -    for retirement plans under the following circumstances:

          (1)  to return excess contributions,

          (2)  hardship withdrawals as defined in the plan,

          (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

          (4) to meet minimum distribution requirements under the Internal Revenue Code,

          (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code, and

          (6)  after separation from service.

SUSPENSION OF REDEMPTIONS

     A Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of all classes of each Fund is determined by Hartford Life in the manner described in the Funds' prospectuses. The assets of each fund of funds consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values. The Funds are closed for business and do not price their shares on the following business holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other holidays observed by the NYSE. Securities held by each Fund, other than the Money Market Fund, will be valued as follows: debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of securities. Loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by each Company's board of directors. Short-term securities held in the Money Market Fund are valued at amortized cost, which approximates market value. All other Funds' (or in the case of the funds of funds, the Underlying Funds') debt investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

     Equity securities are valued at the official closing price or at the last sales price reported on principal securities exchanges (domestic or foreign) on which they are traded. If no sale took place on a particular day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. For securities traded on the NASDAQ national market system, the Funds (or in the case of a fund of funds, the Underlying Funds) utilize the NASDAQ Official Closing Price which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid-ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask will be the closing price. If the last price is below the bid, the bid will be the closing price. Securities quoted in foreign currencies are translated into U.S. dollars at the prevailing exchange rates. Options are valued at the last sales price; if no sale took place on a particular day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available or are deemed unreliable and all other assets are valued in good faith at fair value by, or under guidelines established by, the Funds' boards of directors.

     Foreign securities markets may trade on days when a Fund does not compute its net asset value or may close at times that differ from the close of the NYSE. With respect to the valuation of securities principally traded on foreign markets, each Fund (through certain Underlying Funds in the case of a fund of funds) uses a fair value pricing service approved by that Fund's Board (or in the case of a funds of funds, the Boards of the Underlying Funds), which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE.

     Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument. Neither the amount of daily income nor the net asset value is affected by unrealized appreciation or depreciation of the portfolio's investments assuming the instrument's obligation is paid in full on maturity.

     The amortized cost method of valuation permits the Money Market Fund to maintain a stable $1.00 net asset value per share. The board of directors of The Hartford Mutual Funds, Inc. periodically reviews the extent of any deviation from the $1.00 per share value that would occur if a method of valuation based on market prices and estimates were used. In the event such a deviation would exceed one-half of one percent, the board of directors will promptly consider any action that reasonably should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, not declaring earned income dividends, valuing portfolio securities on the basis of current market prices, if available, or, if not available, at fair market value as determined in good faith by the board of directors, and (considered highly unlikely by management of the Company) redemption of shares in kind (i.e., portfolio securities). In periods of declining interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be higher than a similar computation made using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be lower than a similar computation made using a method of valuation based upon market prices and estimates.


     A Fund's maximum offering price per Class A and Class L shares is determined by adding the maximum sales charge to the net asset value per share. Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y shares and the Class A shares of the Money Market Fund are (or, in the case of Class Y shares for the Tax-Free California Fund and Tax-Free New York Fund, will be) offered at net asset value without the imposition of an initial sales charge.


                        CAPITALIZATION AND VOTING RIGHTS

     The Hartford Mutual Funds, Inc. was incorporated in Maryland on March 21, 1996. The authorized capital stock of the Company consists of 23.2 billion shares of common stock, par value $0.001 per share ("Common Stock"). The shares of Common Stock are divided into forty-nine series.

     The Hartford Mutual Funds II, Inc. was incorporated in Maryland on March 23, 2001. The New Hartford Funds became investment portfolios of the Company pursuant to a reorganization effected November 30, 2001. Prior to the reorganization, the New Hartford Funds were organized as Minnesota corporations or portfolios of Minnesota corporations. The authorized capital stock of the Company consists of 140 billion shares of common stock, par value $0.0001 per share ("Common Stock"). The shares of Common Stock are divided into seven series.


     The board of directors of each Company may reclassify authorized shares to increase or decrease the allocation of shares among the series described above or to add any new series to the applicable Fund. Each Company's board of directors is also authorized, from time to time and without further shareholder approval, to authorize additional shares and to classify and reclassify existing and new series into one or more classes. Accordingly, the directors of each Company have authorized the issuance of four classes of shares of each of the Funds (except for the Equity Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund and Income Allocation Fund) designated in each instance as Class A, Class B, Class C and Class Y shares. Class Y shares for each of the Tax-Free California Fund and Tax-Free New York Fund are not currently available. For the Equity Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund and Income Allocation Fund, the directors of The Hartford Mutual Funds, Inc. have authorized the issuance of seven classes of shares designated in each instance as Class A, Class B, Class C, Class I, Class R3, Class R4 and Class R5 shares. The directors of The Hartford Mutual Funds have also authorized the issuance of Class R3, Class R4 and Class R5 shares for the Hartford Advisers Fund, Hartford Capital Appreciation Fund, Hartford Capital Appreciation II Fund, Hartford Disciplined Equity Fund, Hartford Dividend & Growth Fund, Hartford Equity Income Fund, Hartford Floating Rate Fund, Hartford Global Health Fund, Hartford Global Leaders Fund, Hartford High Yield Fund, Hartford Inflation Plus Fund, Hartford International Capital Appreciation Fund, Hartford International Opportunities Fund, Hartford Money Market Fund, Hartford Small Company Fund, Hartford Stock Fund, Hartford Total Return Bond Fund, Hartford Value Fund, Hartford Retirement Income Fund, Hartford Target Retirement 2010 Fund, Hartford Target Retirement 2020 Fund and Hartford Target Retirement 2030 Fund.



     The directors of The Hartford Mutual Funds II, Inc. have authorized the issuance of Class L shares for each of the New Hartford Funds. The directors of The Hartford Mutual Funds II, Inc. have also authorized the issuance of Class R3, Class R4 and Class R5 shares for the following New Hartford Funds: Hartford Growth Fund, Hartford Growth Opportunities Fund, Hartford SmallCap Growth Fund and Hartford Value Opportunities Fund.



     In addition to the Class I shares authorized for the Asset Allocation Funds, the directors of each Company have authorized the issuance of Class I shares for the following Hartford Funds: Hartford Capital Appreciation Fund, Hartford Capital Appreciation II Fund, Hartford Dividend and Growth Fund, Hartford Equity Income Fund,

Hartford Floating Rate Fund, Hartford Global Health Fund, Hartford Inflation Plus Fund, Hartford International Capital Appreciation Fund, Hartford Small Company Fund and Hartford Total Return Bond Fund; and the following Hartford New
Funds: Hartford Growth Fund, Hartford Growth Opportunities Fund, Hartford SmallCap Growth Fund and Hartford Value Opportunities Fund.



          Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Fund and, upon liquidation or dissolution, in the net assets of such Fund remaining after satisfaction of outstanding liabilities. The shares of each series, and each class within each series, are, when issued, fully paid and non-assessable. Such shares have no preemptive or, for Class A, Class C, Class E, Class I, Class L, [Class R3, Class R4, Class R5][CONFIRM] and Class Y, conversion rights and are freely transferable.


          As investment companies incorporated in Maryland, the Companies are not required to hold routine annual shareholder meetings. Meetings of shareholders will be called whenever one or more of the following, among other matters, is required to be acted upon by shareholders pursuant to the 1940 Act:
(1) election of directors, (2) approval of an investment management agreement or sub-advisory agreement, or (3) ratification of the selection of the Funds' independent registered public accounting firm.

          Shares of common stock have equal voting rights (regardless of the net asset value per share). Shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of each Company voting for the election of directors can elect all of the directors if they choose to do so, and in such an event, the holders of the remaining shares would not be able to elect any directors. Although directors are not elected annually, shareholders have the right to remove one or more directors. When required by law, if the holders of 25% or more of either Company's outstanding shares request it in writing, a meeting of that particular Company's shareholders will be held to approve or disapprove the removal of director or directors.

          Matters in which the interests of all the Funds of a Company are substantially identical (such as the election of directors or the ratification of the selection of the independent registered public accounting firm) are voted on by all shareholders of the Company without regard to the separate Funds. Matters that affect all or several Funds, but where the interests of the Funds are not substantially identical (such as approval of an investment management agreement) are voted on separately by the shareholders of each Fund for their Fund. Matters that affect only one Fund (such as a change in its fundamental policies) are voted on separately for the Fund by the shareholders of that Fund. Likewise, matters that affect only one class of shares of a Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class.

                                      TAXES

FEDERAL TAX STATUS OF THE FUNDS

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.

     Each Fund is treated as a separate taxpayer for federal income tax purposes. The Companies intend for each Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"), and to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement") (which the Companies intend each Fund to do), then under the provisions of Subchapter M, the Fund should have little or no income taxable to it under the Code. In particular, a Fund generally is not subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

     Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund's gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, as well as net income from interests in certain publicly traded partnerships; and (2) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of the Fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of the Fund's assets nor more than 10% of the outstanding voting securities of such issuer, and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of any two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

     Each Fund generally will endeavor to distribute (or treat as deemed distributed) to its shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings.

     In addition, in order to avoid a 4% nondeductible federal excise tax on certain of its undistributed income, each Fund generally must distribute in a timely manner the sum of (1) 98% of its ordinary income for each calendar year,
(2) 98% of its capital gain net income for the one-year period ending October 31 in that calendar year, and (3) any income not distributed in prior years (the "excise tax avoidance requirements").

     If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state and local, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute dividend income (with such dividend income including dividends derived from interest on tax-exempt obligations) to the extent of such Fund's available earnings and profits.

     With respect to the Funds other than the funds of funds, investment income received from sources within foreign countries, or capital gains earned by a Fund from investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of these Funds' assets to be invested within various countries is not now known. The Companies intend that the Funds will seek to operate so as to qualify for treaty-reduced rates of tax when applicable.

     In addition, if a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund's total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes) that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. Each Fund with "Global" and "International" in its name anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often are entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount that will be available as a deduction or credit. Shareholders must itemize their deductions in order to deduct foreign taxes. Certain limitations may apply that could limit the extent to which the credit or the deduction for foreign taxes may be claimed by a shareholder.

     With respect to the Funds other than the funds of funds, a Fund's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of the Fund, (2) could require the Fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. The Companies seek to monitor transactions of each Fund, seek to make the appropriate tax elections on behalf of the Fund and seek to make the appropriate entries in the Fund's books and records when the Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules.

     With respect to the funds of funds, income received by an Underlying Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. If more than 50% of the value of an Underlying Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Underlying Fund will be eligible and may elect to "pass-through" to its shareholders, including a fund of funds, the amount of such foreign income and similar taxes paid by the Underlying Fund. Pursuant to this election, the fund of funds would be required to include in gross income (in addition to taxable dividends actually received), its pro rata share of foreign income and similar taxes and to deduct such amount in computing its taxable income or to use it as a foreign tax credit against its U.S. federal income taxes, subject to limitations. A fund of funds, would not, however, be eligible to elect to "pass-through" to its shareholders the ability to claim a deduction or credit with respect to foreign income and similar taxes paid by the Underlying Fund.


     As of October 31, 2006, the following Funds have capital loss carryforwards as indicated below. Each such Fund's capital loss carryover is available to offset that Fund's future realized capital gains to the extent provided in the Code and regulations thereunder.



FUND                                            AMOUNT (IN THOUSANDS)   YEAR OF EXPIRATION
----                                            ---------------------   ------------------
The Hartford Advisers Fund
The Hartford Advisers Fund
The Hartford Disciplined Equity Fund
The Hartford Disciplined Equity Fund
The Hartford Focus Fund
The Hartford Global Communications Fund
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Technology Fund
The Hartford Global Technology Fund
The Hartford Growth Fund
The Hartford Growth Fund
The Hartford High Yield Fund
The Hartford High Yield Fund
The Hartford High Yield Fund
The Hartford High Yield Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford International Opportunities Fund
The Hartford International Opportunities Fund
The Hartford International Opportunities Fund
The Hartford International Opportunities Fund
The Hartford Select SmallCap Fund
The Hartford Short Duration Fund
The Hartford Short Duration Fund
The Hartford Short Duration Fund
The Hartford Small Company Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford SmallCap Growth Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund

FUND                                            AMOUNT (IN THOUSANDS)   YEAR OF EXPIRATION
----                                            ---------------------   ------------------
The Hartford Stock Fund
The Hartford Stock Fund
The Hartford U.S. Government Securities Fund
The Hartford U.S. Government Securities Fund
The Hartford U.S. Government Securities Fund
The Hartford U.S. Government Securities Fund
The Hartford U.S. Government Securities Fund
The Hartford Value Fund


     With respect to the Funds other than the funds of funds, if a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

     With respect to the Funds other than the funds of funds, foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

     With respect to the Funds other than the funds of funds, each Fund that invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the applicable distribution requirements.

     With respect to the Funds other than the funds of funds, the federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

SHAREHOLDER TAXATION

The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. This summary does not address any federal estate tax issues that may arise from ownership of Fund shares. Shareholders should consult their own tax advisers as to the federal, state and local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

     With respect to the Funds other than the funds of funds, in general, as described in the prospectuses, distributions from a Fund are generally taxable to shareholders as ordinary income, qualified dividend income, or long-term capital gains. Distributions of a Fund's investment company taxable income (other than qualified dividend income) are taxable as ordinary income to shareholders to the extent of the Fund's current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Distributions from net short-term capital gains are taxable to a shareholder as ordinary income. Distributions of a Fund's net capital gain properly designated by the Fund as "capital gain dividends" are taxable to a shareholder as long-term capital gain regardless of the shareholder's holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares. To the extent that an Underlying Fund derives dividends from domestic corporations, a portion of the income distributions of a fund of funds which invests in that Underlying Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares held by the Underlying Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Underlying Fund or the fund of funds are deemed to have been held by the Underlying Fund, the fund of funds or the shareholders, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend. Properly designated distributions of qualified dividend income generally are taxable to individual shareholders at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Dividend distributions will not be eligible for the reduced rates applicable to qualified dividend income unless, among other things, the shares held by the Underlying Fund with respect to which dividends are paid, the shares of the Underlying Fund, and the shares of the fund of funds are deemed to have been held by the Underlying Fund, the fund of funds, and the shareholders, respectively, for more than 60 days during the 121-day period beginning 60 days before the shares become ex-dividend. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor's tax basis in the Fund's shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distribution in cash. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

     With respect to the funds of funds, in general, as described in their prospectus, distributions from a fund of funds are generally taxable to shareholders as ordinary income, qualified dividend income, or long-term capital gains. Distributions of a fund of funds' investment company taxable income (other than qualified dividend income) are taxable as ordinary income to shareholders to the extent of the fund of funds' current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. An Underlying Fund may realize capital gain or loss in connection with sales or other dispositions of its portfolio securities. Any net capital gains may be distributed to a fund of funds as capital gain distributions. A fund of funds may also derive capital gains and losses in connection with sales of shares of the Underlying Funds. Distributions of a fund of funds' net capital gain properly designated by the fund of funds as "capital gain dividends" are taxable to a shareholder as long-term capital gain regardless of the shareholder's holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares. To the extent that an Underlying Fund derives dividends from domestic corporations, a portion of the income distributions of a fund of funds which invests in that Underlying Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares held by the Underlying Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Underlying Fund or the fund of funds are deemed to have been held by the Underlying Fund, the fund of funds or the shareholders, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend. Properly designated distributions of qualified dividend income generally are taxable to individual shareholders at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Dividend distributions will not be eligible for the reduced rates applicable to qualified dividend income unless, among other things, the shares held by the Underlying Fund with respect to which dividends are paid, the shares of the Underlying Fund, and the shares of the fund of funds are deemed to have been held by the Underlying Fund, the fund of funds, and the shareholders, respectively, for more than 60 days during the 121-day period beginning 60 days before the shares become ex-dividend. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor's tax basis in the funds of funds' shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distribution in cash. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

     At the Companies' option, the Companies may cause a Fund to retain some or all of its net capital gain for a tax year, but may designate the retained amount as a "deemed distribution." In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder's cost basis for his or her shares. Since the Companies expect each Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gain. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gain should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid by the Fund on his or her behalf. In the event that a Company chooses this option on behalf of a Fund, the Company must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

     Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

     An investor should consider the tax implications of buying shares just prior to a distribution (other than an exempt-interest dividend, described below). Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his or her shares. In addition, an investor should be aware that, at the time he or she purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

     A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his or her shares. The amount of the gain or loss is measured by the difference between the shareholder's adjusted tax basis in his or her shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss if such shares are held as capital assets. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his or her shares for more than one year at the time of such sale or redemption; otherwise, it is classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

     In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his or her shares within 90 days of purchase and subsequently acquires shares of the same or another Fund of the Companies on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his or her basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

     In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of 15% on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares) and certain qualified dividend income, while other income may be taxed at rates as high as 35%. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

     With respect to the Funds other than the funds of funds, a Fund's ordinary income dividends from domestic corporations may, if certain conditions are met, qualify for the dividends received deduction for corporate shareholders to the extent that the Fund has received qualifying dividend income during the taxable year; capital gain dividends distributed by a Fund are not eligible for the dividends received deduction. The dividends received deduction is reduced to the extent that the shares held by a Fund are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a Fund are deemed to have been held by the Fund or a shareholder, as the case may be, for less than 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend.

     Each Fund sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally is reported to the IRS. Distributions may also be subject to additional state, local, and foreign taxes depending on a shareholder's particular situation.

     Dividends paid by a Fund to a non-U.S. shareholder generally are subject to U.S. withholding tax at a rate of 30% (unless the tax is reduced or eliminated by an applicable treaty). Certain properly designated dividends paid by a Fund, however, generally are not subject to this tax, to the extent paid from net capital gains. In addition, for Fund taxable years beginning after December 31, 2004 and before January 1, 2008, a portion of a Fund's distributions received by a non-U.S. investor may be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and capital gains. Also, for that same three-year period, U.S. estate taxes may not apply to that portion of a Fund's shares held by a non-U.S. investor that is attributable to Fund assets consisting of certain debt obligations or other property treated as not within the United States for U.S. estate tax purposes. A Fund's distributions, if any, made during such three-year period that are attributable to gains from the sale or exchange of "U.S. real property interests," which the Code defines to include direct holdings of U.S. real property and interests (other than as a creditor) in "U.S. real property holding corporations," (including certain non-domestically-controlled REITS), will be taxable to non-U.S. investors and will require such investors to file U.S. income tax returns.

     A Fund may be required to withhold U.S. federal income tax at a rate of 28% ("backup withholding") from all taxable distributions payable to (1) any shareholder who fails to furnish the applicable Company with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Company that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. The 28% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

TAX-FREE CALIFORNIA FUND, TAX-FREE MINNESOTA FUND, TAX-FREE NATIONAL FUND AND TAX-FREE NEW YORK FUND

     Each of the Tax-Free California Fund, the Tax-Free Minnesota Fund, the Tax-Free National Fund and the Tax-Free New York Fund will be permitted to distribute any tax-exempt interest earned by the Fund to its shareholders as tax-exempt "exempt-interest dividends," provided that at least 50% of the value of the Fund's assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code. Each Fund intends to satisfy this 50% requirement in order to permit its distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of its shareholders. Portions of the dividends paid by the Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and the Tax-Free New York Fund may be includable in gross income for federal income tax purposes or, in the alternative, may be subject to federal alternative minimum taxes. Dividends paid by the Tax-Free National Fund will generally be subject to state and local income taxes.

     Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund is not deductible by the investor in proportion to the percentage of the applicable Fund's distributions from investment income that is exempt from federal income tax. State laws may also restrict the deductibility of interest on indebtedness incurred or continued to purchase or carry shares of these Funds. Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares. In addition, any loss realized by a shareholder of the Tax-Free California Fund, the Tax-Free Minnesota Fund, the Tax-Free National Fund or the Tax-Free New York Fund upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares.

     If either the Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund or the Tax-Free New York Fund disposes of a municipal obligation that it acquired after April 30, 1993 at a market discount, it must recognize any gain it realizes on the disposition as ordinary income (and not as capital gain) to the extent of the accrued market discount.

     Certain deductions otherwise allowable to financial institutions and property and casualty insurance companies will be eliminated or reduced by reason of the receipt of certain exempt-interest dividends.

     Shareholders who are "substantial users" (or persons related thereto) of facilities financed by governmental obligations should consult their advisers before investing in the Tax-Free California Fund, the Tax-Free Minnesota Fund, the Tax-Free National Fund or the Tax-Free New York Fund.

     The 1995 Minnesota Legislature enacted a statement of intent, codified as Minnesota Statutes, Section 289A.50.10, that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. The Companies are not aware of any decision in which a court has held that a state's exemption of interest on its own bonds or those of its political subdivisions or Indian tribes, but not of interest on the bonds of other states or their political subdivisions or Indian tribes, unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. Nevertheless, the Companies cannot predict the likelihood that interest on the Minnesota bonds held by the Tax-Free Minnesota Fund would become taxable under this Minnesota statutory provision.

TAXATION OF THE UNDERLYING FUNDS

     With respect to the funds of funds, each Underlying Fund intends to qualify annually and elects to be treated as a regulated investment company under Subchapter M of the Code. In any year in which an Underlying Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the funds of funds generally will not pay any federal income or excise tax.

                              PRINCIPAL UNDERWRITER

     HIFSCO, the investment manager of each Fund, also serves as the principal underwriter. HIFSCO is located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

                                    CUSTODIAN

     Portfolio securities of each Fund are held pursuant to a separate Custody Agreement between each Company and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                                 TRANSFER AGENT

     Hartford Administrative Services Company ("HASCO"), 500 Bielenberg Drive, Woodbury, Minnesota 55125, is the transfer agent for each Fund. As transfer agent, HASCO, among other things, receives and processes purchase and redemption orders, effects transfers of shares, prepares and transmits payments for dividends and distributions, and maintains records of account. For its services, HASCO is paid a fee based on assets or number of accounts, depending on the class of shares.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The audited financial statements and the financial highlights appearing in the annual report for the fiscal year ended October 31, 2005 have been audited by Ernst & Young LLP, the Funds' independent registered public accounting firm, as set forth in their reports with respect thereto. Such financial statements and financial highlights, are incorporated by reference herein in reliance upon such reports given on the authority of the independent registered public accounting firm as experts in accounting and auditing. The principal business address of Ernst &Young LLP is 220 South Sixth Street, Suite 1400, Minneapolis, MN 55402.

                                OTHER INFORMATION

     The Hartford has granted the Companies the right to use the name, "The Hartford" or "Hartford", and has reserved the right to withdraw its consent to the use of such name by the Companies and the Funds at any time, or to grant the use of such name to any other company.

                                 CODE OF ETHICS

     Each Fund, HIFSCO and each sub-adviser has each adopted a code of ethics designed to protect the interests of each Fund's shareholders. Under each code of ethics, investment personnel are permitted to trade securities for their own account, including securities that may be purchased or held by a Fund, subject to a number of restrictions. Each code of ethics has been filed with the SEC and may be viewed by the public.

                      PROXY VOTING POLICIES AND PROCEDURES

     The Funds for which Hartford Investment Management serves as sub-adviser have granted to Hartford Investment Management the authority to vote proxies on their behalf with respect to the assets managed by Hartford Investment Management. Hartford Investment Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Hartford Investment Management's Proxy Committee is responsible for the review and approval of the firm's Proxy Policies and Procedures. Day-to-day administration of the proxy voting process at Hartford Investment Management is the responsibility of the portfolio manager of the relevant client account. Although Hartford Investment Management has established its own Proxy Guidelines setting forth general guidelines for voting proxies, Hartford Investment Management personnel evaluate all proxies and vote proxies based on their assessment of the merits of each proposal. Absent a material conflict of interest, the applicable portfolio manager has the authority to determine the final vote for securities held in the account for which he or she serves as the designated manager.

     The Asset Allocation Funds have granted to HIFSCO the authority to vote proxies on their behalf with respect to the assets managed by HIFSCO. HIFSCO votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. HIFSCO's Proxy Committee is responsible for the review and approval of the firm's Proxy Policies and Procedures. Day-to-day administration of the proxy voting process at HIFSCO is the responsibility of the portfolio manager of the relevant client account. HIFSCO personnel evaluate all proxies and vote proxies based on their assessment of the merits of each proposal. Absent a material conflict of interest, the applicable portfolio manager has the authority to determine the final vote for securities held in the account for which he or she serves as the designated manager.

     Hartford Investment Management and HIFSCO vote proxies solicited by an investment company in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting).

     Hartford Investment Management and HIFSCO maintain procedures designed to identify and address material conflicts of interest in voting proxies. Proxy votes for which an apparent conflict of interest is identified are reviewed by the Proxy Committee to resolve the conflict and direct the vote.

     Hartford Investment Management and HIFSCO may be unable to vote or may determine not to vote a proxy on behalf of a Fund due to, for example, the existence of securities lending arrangements, lack of adequate information, and untimely receipt of proxy materials.

          In order to facilitate the proxy voting process, Hartford Investment Management has retained Glass Lewis & Company ("GL") and Institutional Shareholder Services ("ISS" and, collectively with GL, "Glass Lewis") as experts in the proxy voting and corporate governance area. Glass Lewis specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While Hartford Investment Management will rely upon Glass Lewis research and recommendations in voting proxies (and will often follow such recommendations), Hartford Investment Management may deviate from Glass Lewis' recommendations on general policy issues or specific proxy proposals.

          Glass Lewis provides comprehensive summaries of proxy proposals, publications discussing key proxy voting issues and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with Hartford Investment Management.

     Portfolio managers may decide to vote their proxies (consistent with Hartford Investment Management's policies) and instruct Glass Lewis to vote all proxies accordingly.


     The Funds for which Wellington Management serves as sub-adviser have granted to Wellington Management the authority to vote proxies on their behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Wellington Management's Global Corporate Governance committee is responsible for the review and oversight of the firm's Global Proxy Policies and Procedures. The Corporate Governance Group within Wellington Management's Corporate Operations Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Proxy Guidelines setting forth general guidelines for voting proxies. Wellington Management personnel analyze all proxies and vote proxies based on their assessment of the merits of each proposal. Each Fund's portfolio manager has the authority to determine the final vote for securities held in the Fund, unless the portfolio manager is determined to have a material conflict of interest related to that proxy vote.


     Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. Its Corporate Governance Committee sets standards for identifying materials conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of its Corporate Governance Committee or by the entire committee in some cases to resolve the conflict and direct the vote.

     Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of a Fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.


     The Select SmallCap Growth Fund and the select Small Cap Value Fund has granted to its respective sub-advisers the authority to vote proxies on its behalf with respect to the assets managed by the sub-advisers. A summary of each sub-adviser's proxy voting policies and procedures is set forth in Appendix B to this SAI.


     Information on how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge, upon request, by calling 1-888-843-7824 and (2) on the SEC's website at www.sec.gov.

                              FINANCIAL STATEMENTS

     The Companies' audited financial statements, together with the notes thereto and reports of Ernst & Young LLP, the Companies' independent registered public accounting firm, contained in the Companies' annual reports for the year ended October 31, 2005 as filed with the SEC, are incorporated by reference into this SAI.

                                   APPENDIX A

     The rating information which follows describes how the rating services mentioned presently rate the described securities. No reliance is made upon the rating firms as "experts" as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

RATING OF BONDS

     MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever earning any real investment standing.

     STANDARD AND POOR'S CORPORATION ("STANDARD & POOR'S")

     AAA - Bonds rated AAA are the highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

     A - Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in the highest rated categories.

     BBB - Bonds rated BBB and regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category then in higher rated categories.

     BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

RATING OF COMMERCIAL PAPER

     MOODY'S

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

     STANDARD & POOR'S

     The relative strength or weakness of the following factors determines whether the issuer's commercial paper is rated A-1 or A-2.

     -    Liquidity ratios are adequate to meet cash requirements.

     Liquidity ratios are basically as follows, broken down by the type of issuer:

          Industrial Company: acid test ratio, cash flow as a percent of current liabilities, short-term debt as a percent of current liabilities, short-term debt as a percent of current assets.

          Utility: current liabilities as a percent of revenues, cash flow as a percent of current liabilities, short-term debt as a percent of capitalization.

          Finance Company: current ratio, current liabilities as a percent of net receivables, current liabilities as a percent of total liabilities.

     - The long-term senior debt rating is "A" or better; in some instances "BBB" credits may be allowed if other factors outweigh the "BBB".

     - The issuer has access to at least two additional channels of borrowing.

     - Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances.

     - Typically, the issuer's industry is well established and the issuer has a strong position within its industry.

     -    The reliability and quality of management are unquestioned.

RATING OF TAX EXEMPT BONDS

     STANDARD & POOR'S RATINGS SERVICES. Its ratings for municipal debt have the following definitions:

     Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

     Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Debt rated "BB", "B", "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

     Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

     Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used to debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

     The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

     The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     The rating "CI" is reserved for income bonds on which no interest is being paid.

     Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

     "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the legal investment laws of various states impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries generally.

     MOODY'S INVESTORS SERVICE, INC.: Its ratings for municipal bonds include the following:

     Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Bonds which are rated "Aa" are judged to be of high qualify by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make long-term risk appear somewhat larger than in Aaa securities.

     Bonds which are rated "A" possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

RATING OF MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     STANDARD & POOR'S RATINGS SERVICES. A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

     Note rating symbols are as follows:

     SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2 - Satisfactory capacity to pay principal and interest.

     SP-3 - Speculative capacity to pay principal and interest.

     MOODY'S INVESTORS SERVICES. Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk may be less important over the short run. In the case of variable rate demand obligations, two ratings are assigned: one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of variable rate demand obligations is designated as VMIG. Moody's ratings for short-term loans have the following definitions:

     MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG-3/VMIG-3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG-4/VMIG-4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

RATING OF TAX-EXEMPT DEMAND BONDS

     Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes", Standard & Poor's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

INTERNATIONAL LONG-TERM CREDIT RATINGS

     FITCH, INC.

     The following ratings scale applies to foreign currency and local currency ratings.

INVESTMENT GRADE

     AAA

     Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA

     Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A

     High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB

     Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

     BB

     Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B

     Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC, C

     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

     DDD, DD, D

     Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50% - 90% and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

     FITCH, INC.

     The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     F1

     Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2

     Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3

     Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B

     Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C

     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D

     Default. Denotes actual or imminent payment default.

NOTES TO LONG-TERM AND SHORT-TERM RATINGS: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" Long-term rating category, to categories below "CCC", or to Short-term ratings other than "F1".

"NR" indicates that Fitch Ratings does not rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Overlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                 APPENDIX B

              JENNISON ASSOCIATES LLC - PROXY VOTING POLICY SUMMARY

     Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client. Secondary consideration may be given to the public and social value of each issue. For purposes of this policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the client's best economic interests over the long-term - that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any proxy vote that may represent a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy Voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.

     In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as "share blocking," where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the cost far outweighs the benefit of voting, as in share blocking.

     It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Investment Advisers Act of 1940, as amended, is to be made available to clients.

KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC - PROXY VOTING POLICY SUMMARY



Kayne Anderson Rudnick Investment Management, LLC ("KAR") acknowledges its fiduciary responsibility to vote proxies in a manner that ensures to the exclusive benefit of the underlying participants and beneficiaries, while using the care, skill, and diligence that a prudent person acting in a like capacity and familiar with such matters would use under the circumstances then prevailing. The principles for voting proxies are as follows:



1. The firm votes all proxies to, in its opinion, maximize shareholder value, which is defined as long term value accretion through dividend and price appreciation. In addition, the firm's investment philosophy is to purchase "Quality" companies for the portfolios of its clients. One of the four main criteria for "Quality" is excellence in management. Hence, the firm tends to vote non-shareholder-value issues in alignment with management's recommendations, if there is no conflict with shareholder value. For example, "Poison Pills" and other anti-takeover measures are not supported, even if recommended by management.



2. Adviser has responsibility for voting proxies. To assist in analyzing proxies, the Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. The Adviser fully reviews and approves the ISS Proxy Voting Guidelines (1) and follows their recommendations on most issues brought to a shareholder vote. In special circumstances, where a KAR research analyst or portfolio manager believes that any ISS recommendation would be to the detriment of our investment clients, KAR will override an ISS recommendation. An appropriate committee (2) comprised of senior management will approve the override.



3. Absent any special circumstance, the Proxy Voting Guidelines are followed when voting proxies.



4. The firm may occasionally be subject to conflicts of interest in the voting of proxies because of business or personal relationships it maintains with persons having an interest in the outcome of specific votes. The firm and its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. If at any time, the responsible voting parties become aware of any type of potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the director of Compliance. Conflicts of interest are handled in various ways depending on the type and materiality.

        METROPOLITAN WEST CAPITAL MANAGEMENT, LLC - PROXY VOTING POLICIES



Metropolitan West Capital Management, LLC ("MetWest Capital") will vote (by proxy or otherwise) on all matters for which a shareholder vote is solicited by issuers of securities beneficially held in client accounts in such manner as the firm deems appropriate, in accordance with its written policies and procedures. These policies and procedures set forth guidelines for voting many typical proxy proposals. In certain instances, MetWest Capital may determine that it is in its clients' best interests to deviate from the guidelines or the proxy issue may require individual case-by-case consideration under the guidelines. These guidelines typically result in MetWest Capital voting consistent with the recommendations of the issuer's management in most routine matters, which MetWest Capital believes to be in the best interest of clients. Gary W. Lisenbee, the lead strategist for the Small Cap Intrinsic Value strategy, is primarily responsible for monitoring corporate developments and voting proxies in the best interest of clients.



Where a proxy proposal raises a material conflict of interest between MetWest Capital's interests and that of one or more its clients, MetWest Capital will resolve such conflict. MetWest Capital will judge on a case-by-case basis what constitutes a material conflict of interest. The areas of particular sensitivity include proxy votes or other corporate actions involving (i) companies for which an officer or employee of MetWest Capital is known to serve as a director or officer of a publicly traded company or (ii) companies that have a known material business relationship with MetWest Capital.

            SSGA FUNDS MANAGEMENT, INC. - PROXY VOTING POLICY SUMMARY



SSGA Funds Management, Inc. ("SSgA FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which SSgA believes will maximize the monetary value of each portfolio's holdings. SSgA FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).



Oversight of the proxy voting process is the responsibility of the State Street Global Advisors Investment Committee. The Investment Committee reviews and approves amendments to the SSgA FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services:



In order to facilitate our proxy voting process, SSgA FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Governance is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.



All proxies received on behalf of SSgA FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.



However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.



In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of SSgA FM. If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy. SSgA FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA FM votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, SSgA FM will be unable to vote such a proxy.

          OBERWEIS ASSET MANAGEMENT, INC. - PROXY VOTING POLICY SUMMARY

     Oberweis Asset Management, Inc. ("Oberweis") has established Proxy Voting Policies and Procedures setting forth the general principles used to determine how Oberweis votes proxies on securities in client accounts for which Oberweis' general policy is to vote proxies in the best economic interests of the clients. The principles which guide the voting policy of Oberweis are maximizing the value of client assets and promoting the rights of clients as beneficial owners of the companies in whose securities they invest. Oberweis' investment strategies are predicted on the belief that the quality of management is often the key to ultimate success or failure of a business. Because Oberweis generally makes investments in companies in which Oberweis has confidence in management, proxies generally are voted in accord with management's recommendation. Oberweis may vote a proxy in a manner contrary to management's recommendation if, in the judgment of Oberweis, the proposal would not enhance shareholder value.

     Oberweis has retained Institutional Shareholders Services ("ISS"), a proxy voting and consulting firm, to receive proxy voting statements, provide information and research, make proxy vote recommendations, and handle various administrative functions associated with the voting of client proxies. While ISS makes the proxy voting recommendations, Oberweis retains the ultimate authority on how to vote.

     Oberweis' Proxy Voting Policies and Procedures describe how Oberweis addresses conflicts of interest between Oberweis and its clients, including Fund Shareholders, with respect to proxy voting decisions. If Oberweis determines that, through reasonable inquiry or otherwise, an issue raises a potential material conflict of interest, Oberweis will follow the recommendations of ISS except as follows. If Oberweis and/or the Proxy Committee believes that it would be in the interest of Oberweis' clients to vote a proxy other than according to the recommendations of ISS, the Proxy Committee will prepare a report that (1) describes the conflict of interest; (2) discusses procedures used to address such conflict of interest; and (3) confirms that the recommendation was made solely on the investment merits and without regard to any other consideration.

                                     PART C

                                OTHER INFORMATION

Item 23. Exhibits

a.(i) Articles of Amendment and Restatement (incorporated by reference to Post-Effective Amendment No. 84 to Registration Statement on Form N-1A (File No. 002-11387) filed on November 30, 2001)

a.(ii) Amendment to Articles of Amendment and Restatement (incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 15, 2002)

a.(iii) Articles Supplementary (incorporated by reference to Post-Effective Amendment No. 88 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 16, 2002)

a.(iv) Articles Supplementary (incorporated by reference to Post-Effective Amendment No. 88 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 16, 2002)

a.(v) Amendment to Articles of Amendment and Restatement (incorporated by reference to Post-Effective Amendment No. 88 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 16, 2002)

a.(vi) Articles of Amendment dated June 5, 2003 (incorporated by reference to Post-Effective Amendment No. 90 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 15, 2003)

a.(vii) Articles of Amendment dated October 25, 2006 (incorporated by reference to Post-Effective Amendment No. 99 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 15, 2006 )

b. By-Laws (incorporated by reference to Post-Effective Amendment No. 90 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 15, 2003)

c.        Not Applicable

d.(i) Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 15, 2002)

d.(ii) Investment Sub-Advisory Agreement with Hartford Investment Management Company (incorporated by reference to Post-Effective Amendment No. 87 to

          Registration Statement on Form N-1A (File No. 002-11387) filed on February 15, 2002)

d.(iii) Investment Sub-Advisory Agreement with Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 15, 2002)

e.(i) Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 15, 2002)

e.(ii) Form of The Hartford Mutual Funds, Inc. and Hartford-Fortis Series Fund, Inc. Selling Agreement (incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 15, 2002)

f.        Not Applicable

g.(i) Custodian Contract (incorporated by reference to Post-Effective Amendment No. 84 to Registration Statement on Form N-1A (File No. 002-11387) filed on November 30, 2001)

g.(ii) First Amendment to Custodian Contract (incorporated by reference to Post-Effective Amendment No. 88 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 16, 2002)

g.(iii) Second Amendment to Custodian Contract (incorporated by reference to Post-Effective Amendment No. 91 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 27, 2004)

h.(i) Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc, and Hartford Administrative Services Company dated February 1, 2006 (incorporated by reference to Post-Effective Amendment No. 52 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 15,
          2006)

h.(ii) Amendment No. 1 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc, and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 54 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2006)

h.(iii) Amendment No. 2 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc, and Hartford Administrative Services Company (incorporated by reference to Post-Effective

          Amendment No. 99 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 15, 2006)

h.(iv) Amended and Restated Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 15, 2002)

i.        Opinion and Consent of Counsel (filed herewith)

j. Consent of Independent Registered Public Accounting Firm (filed herewith)

k.        Not Applicable

l.        Not Applicable

m. Rule 12b-1 Plan of Distribution (incorporated by reference to Post-Effective Amendment No. 99 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 15, 2006)

n. Rule 18f-3 Plan (incorporated by reference to Post-Effective Amendment No. 99 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 15, 2006)

o.        Not Applicable

p.(i) Code of Ethics of HL Investment Advisors, LLC, Hartford Investment Financial Services, LLC and The Hartford-Sponsored Mutual Funds (incorporated by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 17, 2006)

p.(ii) Code of Ethics of Hartford Investment Management Company and Hartford Investment Services, Inc. (incorporated by reference to Post-Effective Amendment No. 99 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 15, 2006)

p.(iii) Code of Ethics of Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment No. 93 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2005)

q. Power of Attorney (incorporated by reference to Post-Effective Amendment No. 99 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 15, 2006)

Item 24. Persons Controlled By or Under Common Control with Registrant

     As of November 30, 2006, any persons directly or indirectly under common control with The Hartford Mutual Funds II, Inc. are affiliates of, and are controlled by, The Hartford Financial Services Group, Inc., a Delaware corporation. Information about all such persons is incorporated herein by reference to the Form 10-K of The Hartford Financial Services Group, Inc. filed on February 24, 2006.

Item 25. Indemnification

     Article V, paragraph (f) of the Registrant's Articles of Amendment and Restatement provides that the Registrant shall indemnify (i) its directors and officers to the full extent required or permitted by law and (ii) other employees and agents to such extent authorized by the Registrant's board of directors or bylaws and as permitted by law; provided, however, that no such indemnification shall protect any director or officer of the Registrant against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The rights of indemnification contained in Article V are not exclusive to any other rights to which any officer, director or employee seeking indemnification may be entitled.

     Subsection (b) of Section 2-418 of the General Corporation Law of Maryland permits a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is proved that: (i) the act or omission of the person was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

     Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding an who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors or a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by directors who are parties to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection (b).

     Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; and permits a corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person's status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Registrant undertakes that it will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

Hartford Investment Financial Services, LLC serves as investment adviser to each of the funds included in this Registration Statement.

                          Position with Hartford Investment
Name                      Financial Services, LLC                  Other Business
----                      ---------------------------------        --------------
Thomas M. Marra           President and Chief Executive Officer    Director, President and Chief Operating Officer
                          and Manager                              of Hartford Life, Inc. ("HL, Inc. ")(1); Chairman
                                                                   of the Board, Chief Executive Officer, Director
                                                                   and President of Hartford Life Insurance Company
                                                                   ("HLIC")(2); Chief Executive Officer, Manager and
                                                                   President of HL Investment Advisors, LLC(3) and
                                                                   Hartford Financial Services Group, LLC ("The
                                                                   Hartford")(4); and Director of Hartford
                                                                   Administrative Services Company ("HASCO")(5)

John C. Walters           Executive Vice President and Manager     Director, Executive Vice President of HLIC;
                                                                   Manager and Executive Vice President HL
                                                                   Investment Advisors, LLC and President of US
                                                                   Wealth Management at HL, Inc.

Colleen B. Pernerewski    Chief Investment Advisor and             Chief Compliance Officer of Separate Accounts of
                          Compliance Officer                       HLIC and Compliance Officer of HL Investment
                                                                   Advisors, LLC

David M. Znamierowski     Executive Vice President, Chief          Director and President of Hartford Investment
                          Investment Officer and Manager           Management Company ("Hartford Investment
                                                                   Management") (6), Chief Investment Officer and
                                                                   Executive Vice President of HL, Inc. and The
                                                                   Hartford; Chief Investment Officer, Director and
                                                                   Executive Vice President of HLIC; Chief
                                                                   Investment Officer, Manager and Executive Vice
                                                                   President of HL Investment Advisors, LLC; and
                                                                   Chief Investment Officer of HASCO.

Robert M. Arena           Senior Vice President                    Chief Executive Officer and Senior Vice President
                                                                   of HASCO and Senior Vice President of HLIC and HL
                                                                   Investment Advisors, LLC

John N. Giamalis          Senior Vice President and Treasurer      Senior Vice President and Treasurer of HL Inc.,
                                                                   The Hartford, HASCO, HL, Inc., and HL Investment
                                                                   Advisors and Treasurer of Hartford Investment
                                                                   Management

Christopher J. Hanlon     Senior Vice President                    Senior Vice President of Hartford Investment
                                                                   Management and HLIC

William H. Davison, Jr.   Senior Vice President                    Director and Managing Director of Hartford
                                                                   Investment Management and Senior Vice President
                                                                   of HL Investment Advisors, LLC

Hugh T. Whelan            Senior Vice President                    Executive Vice President of Hartford Investment
                                                                   Management

Richard G. Costello       Vice President and Secretary             Vice President and Secretary of The Hartford,
                                                                   HASCO, HL Inc., HLIC, HL Investment Advisors, LLC

Edward C. Caputo          Vice President                           Assistant Vice President of Hartford Investment
                                                                   Management

Thomas D. Jones           Vice President                           Vice President of HLIC and HL Investment
                                                                   Advisors, LLC

Edward P. Macdonald       Vice President and Chief Legal Officer   Vice President and Chief Legal Officer of HL
                                                                   Investment Advisors, LLC

Kenneth A. McCullum       Senior Vice President                    Senior Vice President and Actuary of HLIC

Vernon J. Meyer           Vice President                           Vice President of HLIC and HL Investment
                                                                   Advisors, LLC

Tamara L. Fagely          Controller                               Chief Financial Officer and Vice President of
                                                                   HASCO and Vice President of HLIC

Todd G. Picken            Assistant Vice President and Assistant   Assistant Treasurer and Assistant Vice President
                          Treasurer                                of HLIC, HL Inc., The Hartford, HASCO and HL
                                                                   Investment Advisors, LLC

Elizabeth L. Schroeder    Assistant Vice President                 Assistant Vice President of HLIC and HL
                                                                   Investment Advisors, LLC

(1) The principal business address for HL, Inc. is 200 Hopmeadow Street, Simsbury, CT 06089.

(2) The principal business address for HLIC is 200 Hopmeadow Street, Simsbury, CT 06089.

(3) The principal business address for HL Investment Advisors, LLC is 200 Hopmeadow Street, Simsbury, CT 06089.

(4) The principal business address for The Hartford is Hartford Plaza, Hartford, CT 06115.

(5) The principal business address for HASCO is 500 Bielenberg Drive, Woodbury, MN 55125.

(6) The principal business address for Hartford Investment Management is 55 Farmington Avenue, Hartford, CT 06105.

Item 27. Principal Underwriters

     Hartford Investment Financial Services, LLC ("HIFSCO") is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. HIFSCO is also the principal underwriter for The Hartford Mutual Funds, Inc.

The directors and principal officers of HIFSCO and their position with the Registrant are set forth below:

Name and Principal           Positions and                          Position and Offices with
Business Address             Offices with Underwriter               Registrant
------------------           ------------------------               -------------------------
Thomas M. Marra(1)           President and Chief Executive          Director
                             Officer and Manager

John C. Walters(1)           Executive Vice President and Manager   Vice President

Colleen B. Pernerewski(1)    Chief Investment Advisor and           None
                             Compliance Officer

David M. Znamierowski(2)     Executive Vice President and Chief     President, Chief Executive Officer
                             Investment Officer and Manager         and Director

Robert M. Arena              Senior Vice President                  Vice President

John N. Giamalis(3)          Senior Vice President and Treasurer    None

Christopher J. Hanlon(2)     Senior Vice President                  None

William H. Davison, Jr.(2)   Senior Vice President                  None

Hugh T. Whelan(2)            Senior Vice President                  None

Richard G. Costello(3)       Vice President and Secretary           None

Edward C. Caputo(2)          Vice President                         None

Thomas D. Jones(1)           Vice President                         Vice President and Chief
                                                                    Compliance Officer

Edward P. Macdonald(1)       Vice President and Chief Legal         Vice President, Secretary and
                             Officer                                Chief Legal Officer

Kenneth A. McCullum(1)       Vice President                         None

Vernon J. Meyer(1)           Vice President                         Vice President

Name and Principal           Positions and                          Position and Offices with
Business Address             Offices with Underwriter               Registrant
------------------           ------------------------               -------------------------
Tamara L. Fagely(4)          Controller                             Vice President, Treasurer and
                                                                    Controller

Todd G. Picken(3)            Assistant Vice President and           None
                             Assistant Treasurer

Elizabeth L. Schroeder(1)    Assistant Vice President               None

(1)  The principal business address is 200 Hopmeadow Street, Simsbury, CT 06089.

(2)  The principal business address is 55 Farmington Avenue, Hartford, CT 06105.

(3)  The principal business address is 690 Asylum Avenue, Hartford, CT 06115.

(4)  The principal business address is 500 Bielenberg Drive, Woodbury, MN 55125.

Item 28. Location of Accounts and Records

     Books or other documents required to be maintained by the Registrant by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 and the Registrant's transfer agent, Hartford Administrative Services Company, 500 Bielenberg Drive, Woodbury, Minnesota 55125. Registrant's financial ledgers and other corporate records are maintained at its offices at the Hartford Life Insurance Companies, 200 Hopmeadow Street, Simsbury, CT 06089.

Item 29. Management Services

     Not Applicable

Item 30. Undertakings

     Not Applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 18th day of December, 2006.

                                        THE HARTFORD MUTUAL FUNDS II, INC.


                                        By: /s/ David M. Znamierowski
                                            ------------------------------------
                                            David M. Znamierowski
                                            Its: President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                              TITLE                     DATE
---------                   ---------------------------   -----------------


/s/ David M. Znamierowski   President and                 December 18, 2006
-------------------------   Chief Executive Officer
David M. Znamierowski


/s/ Tamara L. Fagely        Controller & Treasurer        December 18, 2006
-------------------------   (Chief Accounting Officer &
Tamara L. Fagely            Chief Financial Officer)


            *               Director                      December 18, 2006
-------------------------
Lynn S. Birdsong


            *               Chairman of the Board         December 18, 2006
-------------------------   and Director
Robert M. Gavin, Jr.


            *               Director                      December 18, 2006
-------------------------
Duane E. Hill


            *               Director                      December 18, 2006
-------------------------
Sandra S. Jaffee



            *               Director                      December 18, 2006
-------------------------
William P. Johnston


            *               Director                      December 18, 2006
-------------------------
Lemma W. Senbet


            *               Director                      December 18, 2006
-------------------------
Thomas M. Marra


            *               Director                      December 18, 2006
-------------------------
Phillip O. Peterson


            *               Director                      December 18, 2006
-------------------------
Lowndes A. Smith


/s/ Edward P. Macdonald                                   December 18, 2006
-------------------------
* By Edward P. Macdonald
    Attorney-in-fact

* Pursuant to Power of Attorney (incorporated by reference to Post-Effective Amendment No. 99 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 15, 2006)

                                  EXHIBIT INDEX